(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Asset Allocation

Fund - Class A, Class T, Class B and Class C

Annual Report

November 30, 2000

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Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	39	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	48	Notes to the financial statements.
Report of Independent Accountants	57	The auditors' opinion.
Distributions	58

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Asset Allocation Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL A	2.40%	11.82%
Fidelity Adv Asset Allocation - CL A (incl. 5.75% sales charge)	-3.49%	5.39%
Fidelity Adv Asset Allocation Composite	-0.23%	10.26%
S&P 500®	-4.22%	9.83%
LB Aggregate Bond	9.06%	9.28%
LB 3 Month T-Bill	6.06%	10.81%
Flexible Portfolio Funds Average	2.53%	n/a *

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix . To measure how Class A's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 244 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL A	2.40%	5.97%
Fidelity Adv Asset Allocation - CL A (incl. 5.75% sales charge)	-3.49%	2.76%
Fidelity Adv Asset Allocation Composite	-0.23%	5.20%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Class A on December 28, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $10,539 - a 5.39% increase on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have grown to $10,983 - a 9.83% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $10,928 - a 9.28% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month T-Bill Index according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,026 - a 10.26% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Currently 70% stocks, 25% bonds and 5% short-term/money market instruments.

Annual Report

Fidelity Advisor Asset Allocation Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL T	2.14%	11.23%
Fidelity Adv Asset Allocation - CL T (incl. 3.50% sales charge)	-1.43%	7.34%
Fidelity Adv Asset Allocation Composite	-0.23%	10.26%
S&P 500	-4.22%	9.83%
LB Aggregate Bond	9.06%	9.28%
LB 3 Month T-Bill	6.06%	10.81%
Flexible Portfolio Funds Average	2.53%	n/a *

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix . To measure how Class T's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 244 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL T	2.14%	5.68%
Fidelity Adv Asset Allocation - CL T (incl. 3.50% sales charge)	-1.43%	3.75%
Fidelity Adv Asset Allocation Composite	-0.23%	5.20%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $10,734 - a 7.34% increase on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have grown to $10,983 - a 9.83% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $10,928 - a 9.28% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month T-Bill Index according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,026 - a 10.26% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Currently 70% stocks, 25% bonds and 5% short-term/money market instruments.

Annual Report

Fidelity Advisor Asset Allocation Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total returns are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL B	1.72%	10.36%
Fidelity Adv Asset Allocation - CL B (incl. contingent deferred sales charge)	-3.28%	6.36%
Fidelity Adv Asset Allocation Composite	-0.23%	10.26%
S&P 500	-4.22%	9.83%
LB Aggregate Bond	9.06%	9.28%
LB 3 Month T-Bill	6.06%	10.81%
Flexible Portfolio Funds Average	2.53%	n/a *

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix . To measure how Class B's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 244 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL B	1.72%	5.25%
Fidelity Adv Asset Allocation - CL B (incl. contingent deferred sales charge)	-3.28%	3.25%
Fidelity Adv Asset Allocation Composite	-0.23%	5.20%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Class B on December 28, 1998, when the fund started. As the chart shows, by November 30, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $10,636 - a 6.36% increase on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have grown to $10,983 - a 9.83% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $10,928 - a 9.28% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month T-Bill Index according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,026 - a 10.26% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Currently 70% stocks, 25% bonds and 5% short-term/money market instruments.

Annual Report

Fidelity Advisor Asset Allocation Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total returns are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL C	1.62%	10.26%
Fidelity Adv Asset Allocation - CL C (incl. contingent deferred sales charge)	0.62%	10.26%
Fidelity Adv Asset Allocation Composite	-0.23%	10.26%
S&P 500	-4.22%	9.83%
LB Aggregate Bond	9.06%	9.28%
LB 3 Month T-Bill	6.06%	10.81%
Flexible Portfolio Funds Average	2.53%	n/a *

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix . To measure how Class C's performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 244 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - CL C	1.62%	5.20%
Fidelity Adv Asset Allocation - CL C (incl. contingent deferred sales charge)	0.62%	5.20%
Fidelity Adv Asset Allocation Composite	-0.23%	5.20%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Class C on December 28, 1998, when the fund started. As the chart shows, by November 30, 2000, the value of the investment would have grown to $11,026 - a 10.26% increase on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have grown to $10,983 - a 9.83% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $10,928 - a 9.28% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month T-Bill Index according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,026 - a 10.26% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Currently 70% stocks, 25% bonds and 5% short-term/money market instruments.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was hit particularly hard. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector lost its grip on market leadership in mid-March, when analysts warned that valuations were overinflated. Then, in May, the Fed's half-point rate hike roiled the markets further, and signs soon emerged that indicated a slowdown. Escalating oil prices also hit corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were quashed by uncertainty stemming from the undecided presidential election in November. The resulting anxiety weighed the markets down to their period lows. For the 12 months in question, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. By contrast, bonds did well. Driven by unique technical factors in the market and generally declining interest rates, investment-grade bonds handily outperformed major U.S. stock indexes. The Lehman Brothers Aggregate Bond Index - a proxy for taxable-bond performance - returned 9.06% during this time frame. Treasuries led the way, benefiting from the U.S. government's debt buyback campaign and persistent flights to safety by stockholders. Discount mortgages and agencies also posted formidable 12-month returns, while the performance of corporates lagged the rest of the market.

(Portfolio Manager photograph)
An interview with Richard Habermann, Portfolio Manager of Fidelity Advisor Asset Allocation Fund

Q. How did the fund perform, Dick?

A. For the 12 months that ended November 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 2.40%, 2.14%, 1.72% and 1.62%, respectively. For the same period, the Fidelity Advisor Asset Allocation Composite Index returned -0.23%, while the flexible portfolio funds average measured by Lipper Inc. returned 2.53%.

Q. What asset allocation strategies did you pursue during the 12-month period?

A. We continued to emphasize equities, allocating just over 72% of fund assets on average to stocks during the period. The fund's neutral allocation mix calls for 70% to be invested in stocks, 25% in bonds and 5% in short-term and money market instruments. Having ample exposure to the dramatic rise in stocks early in the period helped relative to the composite index. During the fall, I began to pare back our equity exposure toward a more neutral weighting, which, coupled with strong security selection, helped as the market declined thereafter. With respect to bonds, it was a bad decision to focus on high-yield securities at the expense of investment-grade debt. Holding a smaller slice of higher-quality bonds than our average Lipper peer neutralized any advantage we had on the equity front.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was behind the strong perform-
ance of the fund's equity subportfolio?

A. Excellent stock picking and timely trading helped the equity subportfolio handily outpace the Standard & Poor's 500 Index. Brad Lewis - who directed the fund's equity investments until May - and Tom Sprague, who succeeded Brad, uncovered the right names within the market's high-growth segments, particularly technology. Focusing on large, high-quality tech stocks helped us early in the period and also sheltered us a bit when conditions deteriorated. Owning some smaller-cap companies that posted big numbers during the period also aided performance, as did cutting the fund's tech weighting to a more neutral level in the spring and rotating some assets into more defensive areas of the market, such as health and financial stocks. The real key to performance, however, was knowing when to get out of the way of earnings disappointments, even in the quality big-cap tech names before they, too, began to decline. Top contributors included Texas Instruments, Motorola, Qualcomm and Applied Materials. Several insurance stocks, such as AMBAC and CIGNA, also helped, as did Philip Morris and Cardinal Health. Conversely, our overexposure to Internet-related stocks, such as CMGI and America Online, detracted. We sold off CMGI prior to the close of the period. Other notable laggards included Microsoft, Best Buy and Nike.

Q. How did the fund's bond holdings fare?

A. Maintaining a tilt toward high-yield bonds - an asset class not included in the index - restrained performance, as yield spreads widened to levels not seen since the 1990 recession. Poor liquidity and declining credit quality sent prices plunging during the period. The fund's significant exposure to poorly performing telecommunications issues weighed heavily on performance. Matt Conti, who took over the high-yield portion of the fund in June, helped limit our downside by reducing the fund's risk profile. The story was much brighter in terms of our investment-grade holdings. Charlie Morrison and his team did a nice job of responding to changing conditions in the marketplace and positioning the fund to benefit from them. The federal government's decision to buy back outstanding debt and reduce future issuance, coupled with the market's steady migration toward high-quality securities, sparked a tremendous rally in the investment-grade portion of the fund, which consisted solely of Treasuries.

Q. And the fund's short-term/money market investments?

A. We continued to focus mainly on repurchase agreements as a good source of liquidity and a haven in which to invest assets on a temporary basis. As more money comes into the fund, we will look at other types of money market instruments with varying maturities. Shareholders should note that we may choose to invest in a Fidelity money market mutual fund, which is managed by John Todd, in lieu of investing directly in individual money market securities in the future.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. Recent comments by the Federal Reserve Board suggest that the economy is losing momentum and is subject to further deceleration, which could indicate that the central bank is considering reducing interest rates. Although generally positive for stocks, rate cuts are slow to take effect in the economy. Given the lag, corporations may see their profits further squeezed in the coming months, which could keep investors uncertain until at least the first part of 2001.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks income and capital growth consistent with reasonable risk

Start date: December 28, 1998

Size: as of November 30, 2000, more than $68 million

Manager: Richard Habermann, since inception; joined Fidelity in 1968

3

Dick Habermann reflects on recent market volatility:

"There's a lot of uncertainty in the world today, and it's finding its way into the equity markets. Thankfully, the fund's equity exposure was generally lean toward the tail end of the period, when conditions really started to deteriorate. The whole purpose of asset allocation funds is to more than hold our own - with the help of individual security selection among all asset classes - when stock markets are doing poorly, and try to do comparatively better when markets pick up again. In a difficult market, sometimes the best thing to do is be patient, see what pans out and pick up some good companies at attractive levels in the process.

"What's particularly troubling for markets these days are shock events. Investors have contended with several of them this year alone, including higher interest rates, the combination of historically high energy prices and a colder-than-average winter, an unresolved U.S. presidential election and a deeply depressed European central currency. As a money manager, it's important for me to anticipate what might be considered less-than-perfect times and, when they are in fact occurring, assess them and decide what to do. So far, we've completed the first part by anticipating difficult times. Early recognition of an uncertain market climate brought us down to a neutral equity weighting and allowed us to reduce our technology exposure, which was key."

Note to shareholders: Effective January 1, 2001, Bruce Herring assumed responsibility for managing the fund's equity subportfolio.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	2.5	2.4
Cisco Systems, Inc.	2.0	2.0
Exxon Mobil Corp.	1.8	1.8
Philip Morris Companies, Inc.	1.7	1.2
General Dynamics Corp.	1.4	1.0
Citigroup, Inc.	1.4	1.0
EMC Corp.	1.3	0.9
Fannie Mae	1.2	1.6
Comverse Technology, Inc.	1.1	1.1
Bristol-Myers Squibb Co.	1.0	0.5
	15.4
Top Ten Market Sectors as of November 30, 2000
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Technology	17.4	21.6
Finance	10.3	8.4
Health	9.4	6.6
Energy	4.9	6.6
Nondurables	3.8	1.9
Industrial Machinery & Equipment	3.6	3.1
Media & Leisure	3.2	3.0
Aerospace & Defense	2.9	2.1
Retail & Wholesale	2.7	3.8
Utilities	2.3	4.8
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stock Class 71%		Stock Class 73%
	Bond Class 16%		Bond Class 17%
	Short-Term Class 13%		Short-Term Class 10%
* Foreign investments	4%	** Foreign investments	6%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 64.9%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 2.9%
Aerospace & Defense - 1.5%
Boeing Co.	6,650	$ 459,266
Lockheed Martin Corp.	3,600	122,760
Northrop Grumman Corp.	2,000	168,625
United Technologies Corp.	3,490	247,136
		997,787
Ship Building & Repair - 1.4%
General Dynamics Corp.	13,010	992,013
TOTAL AEROSPACE & DEFENSE		1,989,800
BASIC INDUSTRIES - 0.9%
Iron & Steel - 0.3%
Allegheny Technologies, Inc.	9,760	193,980
Metals & Mining - 0.4%
Alcoa, Inc.	5,320	149,958
Phelps Dodge Corp.	2,300	112,988
		262,946
Paper & Forest Products - 0.2%
International Paper Co.	4,600	155,825
TOTAL BASIC INDUSTRIES		612,751
DURABLES - 1.2%
Autos, Tires, & Accessories - 0.6%
Danaher Corp.	6,630	432,193
Consumer Electronics - 0.3%
Gemstar-TV Guide International, Inc. (a)	2,600	105,788
Sony Corp.	1,600	119,200
		224,988
Home Furnishings - 0.3%
Herman Miller, Inc.	3,820	90,248
Leggett & Platt, Inc.	5,680	92,655
		182,903
TOTAL DURABLES		840,084
ENERGY - 4.9%
Energy Services - 1.8%
Baker Hughes, Inc.	7,550	249,622
BJ Services Co. (a)	4,810	256,133
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Services - continued
ENSCO International, Inc.	6,000	$ 145,875
Nabors Industries, Inc. (a)	2,900	127,426
Schlumberger Ltd. (NY Shares)	6,200	384,400
Transocean Sedco Forex, Inc.	2,490	99,289
		1,262,745
Oil & Gas - 3.1%
Anadarko Petroleum Corp.	3,870	230,265
Apache Corp.	7,830	409,118
Exxon Mobil Corp.	13,710	1,206,480
TotalFinaElf SA sponsored ADR	4,050	286,031
		2,131,894
TOTAL ENERGY		3,394,639
FINANCE - 10.3%
Banks - 1.5%
Bank of New York Co., Inc.	5,040	278,145
Bank One Corp.	10,100	361,706
Northern Trust Corp.	2,170	186,891
PNC Financial Services Group, Inc.	2,700	179,550
		1,006,292
Credit & Other Finance - 2.5%
American Express Co.	11,410	626,837
Citigroup, Inc.	19,287	960,717
MBNA Corp.	4,900	174,869
		1,762,423
Federal Sponsored Credit - 1.8%
Fannie Mae	10,650	841,350
Freddie Mac	6,350	383,778
		1,225,128
Insurance - 3.6%
AFLAC, Inc.	4,930	346,949
AMBAC Financial Group, Inc.	8,990	686,611
American International Group, Inc.	5,920	573,870
CIGNA Corp.	3,600	474,300
Hartford Financial Services Group, Inc.	2,000	141,500
MBIA, Inc.	1,400	96,425
XL Capital Ltd. Class A	1,760	140,470
		2,460,125
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Savings & Loans - 0.0%
Golden West Financial Corp.	500	$ 29,281
Securities Industry - 0.9%
Charles Schwab Corp.	4,725	130,823
Daiwa Securities Group, Inc.	17,000	179,442
Merrill Lynch & Co., Inc.	500	28,938
Morgan Stanley Dean Witter & Co.	2,990	189,491
Nomura Securities Co. Ltd.	4,000	84,443
		613,137
TOTAL FINANCE		7,096,386
HEALTH - 9.4%
Drugs & Pharmaceuticals - 6.4%
Abgenix, Inc. (a)	2,200	107,388
ALZA Corp. (a)	2,600	115,375
Bristol-Myers Squibb Co.	10,000	693,125
Celgene Corp. (a)	6,200	353,788
Eli Lilly & Co.	6,210	581,799
Genentech, Inc. (a)	1,960	133,403
Human Genome Sciences, Inc. (a)	1,300	80,844
ImClone Systems, Inc. (a)	1,500	66,563
Immunex Corp. (a)	4,600	171,063
Medarex, Inc. (a)	2,300	83,375
Merck & Co., Inc.	6,560	608,030
Pfizer, Inc.	15,043	666,571
Protein Design Labs, Inc. (a)	3,820	295,095
Schering-Plough Corp.	6,270	351,512
Sepracor, Inc. (a)	700	51,144
		4,359,075
Medical Equipment & Supplies - 2.4%
Biomet, Inc.	8,800	325,600
Cardinal Health, Inc.	3,380	337,789
Johnson & Johnson	3,780	378,000
Medtronic, Inc.	11,410	607,583
		1,648,972
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Facilities Management - 0.6%
Express Scripts, Inc. Class A (a)	2,830	$ 211,896
HCA - The Healthcare Co.	5,400	223,763
		435,659
TOTAL HEALTH		6,443,706
INDUSTRIAL MACHINERY & EQUIPMENT - 3.6%
Electrical Equipment - 2.8%
General Electric Co.	34,470	1,708,396
Harris Corp.	7,780	239,235
		1,947,631
Industrial Machinery & Equipment - 0.8%
Caterpillar, Inc.	3,110	122,262
Tyco International Ltd.	7,420	391,405
		513,667
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		2,461,298
MEDIA & LEISURE - 2.9%
Broadcasting - 0.5%
Clear Channel Communications, Inc. (a)	3,380	170,690
Comcast Corp. Class A (special) (a)	4,000	153,750
		324,440
Entertainment - 1.3%
Mandalay Resort Group (a)	11,800	235,263
Viacom, Inc. Class B (non-vtg.) (a)	9,704	496,117
Walt Disney Co.	4,800	138,900
		870,280
Leisure Durables & Toys - 0.2%
Harley-Davidson, Inc.	3,200	145,400
Lodging & Gaming - 0.2%
Harrah's Entertainment, Inc. (a)	6,100	170,800
Restaurants - 0.7%
Brinker International, Inc. (a)	3,170	129,574
Darden Restaurants, Inc.	12,960	341,820
		471,394
TOTAL MEDIA & LEISURE		1,982,314
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - 3.8%
Beverages - 0.4%
The Coca-Cola Co.	4,200	$ 263,025
Foods - 0.5%
PepsiCo, Inc.	1,300	58,988
Quaker Oats Co.	1,770	153,879
Wm. Wrigley Jr. Co.	1,530	138,943
		351,810
Household Products - 1.2%
Avon Products, Inc.	7,070	294,289
Colgate-Palmolive Co.	2,100	123,375
Estee Lauder Companies, Inc. Class A	3,100	134,269
Gillette Co.	9,100	308,263
		860,196
Tobacco - 1.7%
Philip Morris Companies, Inc.	30,430	1,162,046
TOTAL NONDURABLES		2,637,077
RETAIL & WHOLESALE - 2.7%
Drug Stores - 0.9%
CVS Corp.	1,100	62,563
Walgreen Co.	12,330	549,456
		612,019
General Merchandise Stores - 0.8%
Dollar Tree Stores, Inc. (a)	5,825	216,981
Wal-Mart Stores, Inc.	6,670	348,091
		565,072
Grocery Stores - 0.5%
Pathmark Stores, Inc. (a)	2,667	44,006
Safeway, Inc. (a)	3,520	207,460
Whole Foods Market, Inc. (a)	1,500	88,031
		339,497
Retail & Wholesale, Miscellaneous - 0.5%
Best Buy Co., Inc. (a)	3,070	79,053
Home Depot, Inc.	6,725	263,536
		342,589
TOTAL RETAIL & WHOLESALE		1,859,177
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - 0.9%
Advertising - 0.6%
Omnicom Group, Inc.	5,520	$ 434,010
Services - 0.3%
Ecolab, Inc.	1,040	45,175
FreeMarkets, Inc.	5,200	166,725
		211,900
TOTAL SERVICES		645,910
TECHNOLOGY - 17.4%
Communications Equipment - 4.2%
Ciena Corp. (a)	5,600	425,250
Cisco Systems, Inc. (a)	29,215	1,398,668
Comverse Technology, Inc. (a)	8,830	761,036
Corning, Inc.	1,700	99,450
Nokia AB sponsored ADR	4,700	200,925
		2,885,329
Computer Services & Software - 5.5%
Affymetrix, Inc. (a)	3,300	194,700
America Online, Inc. (a)	14,140	574,225
Ariba, Inc. (a)	2,970	184,883
Automatic Data Processing, Inc.	6,580	434,280
BEA Systems, Inc. (a)	2,300	134,694
BMC Software, Inc. (a)	8,900	154,081
Cadence Design Systems, Inc. (a)	3,700	86,719
Electronic Data Systems Corp.	5,860	310,214
Exodus Communications, Inc. (a)	6,880	156,520
Internap Network Services Corp.	9,300	102,300
Intuit, Inc. (a)	3,580	163,114
Microsoft Corp. (a)	4,980	285,728
Oracle Corp. (a)	8,060	213,590
PeopleSoft, Inc. (a)	3,200	106,400
Redback Networks, Inc. (a)	4,200	293,213
Synopsys, Inc. (a)	3,550	138,450
VA Linux Systems, Inc.	3,600	29,475
VERITAS Software Corp. (a)	2,120	206,833
		3,769,419
Computers & Office Equipment - 4.2%
Brocade Communications Systems, Inc. (a)	1,850	310,684
CacheFlow, Inc.	400	16,250
CDW Computer Centers, Inc. (a)	6,170	282,663
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computers & Office Equipment - continued
EMC Corp. (a)	12,260	$ 911,838
Gateway, Inc. (a)	2,770	52,630
International Business Machines Corp.	3,600	336,600
Network Appliance, Inc. (a)	1,000	49,375
Quantum Corp. - Hard Disk Drive Group (a)	12,600	110,250
Sun Microsystems, Inc. (a)	4,360	331,632
Symbol Technologies, Inc.	9,960	399,023
Tech Data Corp. (a)	2,480	75,950
		2,876,895
Electronic Instruments - 1.2%
Applera Corp. - Applied Biosystems Group	1,200	99,150
Applied Materials, Inc. (a)	1,300	52,569
Beckman Coulter, Inc.	2,400	183,900
KLA-Tencor Corp. (a)	3,040	83,600
Thermo Electron Corp. (a)	12,180	353,220
Waters Corp. (a)	500	32,156
		804,595
Electronics - 2.3%
Altera Corp. (a)	5,100	122,081
Analog Devices, Inc. (a)	3,480	172,695
Flextronics International Ltd. (a)	13,700	343,356
Intel Corp.	7,580	288,514
JDS Uniphase Corp. (a)	1,490	74,593
Linear Technology Corp.	4,160	196,820
Sanmina Corp. (a)	3,580	272,975
SDL, Inc. (a)	250	45,438
Xilinx, Inc. (a)	2,500	97,500
		1,613,972
TOTAL TECHNOLOGY		11,950,210
TRANSPORTATION - 1.9%
Air Transportation - 0.6%
SkyWest, Inc.	1,700	101,150
Southwest Airlines Co.	9,150	288,797
		389,947
Railroads - 0.6%
Union Pacific Corp.	8,400	390,600
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - continued
Trucking & Freight - 0.7%
C.H. Robinson Worldwide, Inc.	2,000	$ 113,250
Expeditors International of Washington, Inc.	7,420	384,913
		498,163
TOTAL TRANSPORTATION		1,278,710
UTILITIES - 2.1%
Cellular - 0.8%
China Mobile (Hong Kong) Ltd. (a)	14,700	77,910
Crown Castle International Corp. (a)	9,700	230,981
Nextel Communications, Inc. Class A (a)	3,330	103,230
Vodafone Group PLC sponsored ADR	4,510	154,468
		566,589
Electric Utility - 0.5%
AES Corp. (a)	6,840	354,825
Telephone Services - 0.8%
Metromedia Fiber Network, Inc. Class A (a)	11,450	133,822
Ono Finance PLC rights 5/31/09 (a)(g)	20	120
SBC Communications, Inc.	7,800	428,513
		562,455
TOTAL UTILITIES		1,483,869
TOTAL COMMON STOCKS (Cost $43,961,743)		44,675,931
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.0%
MEDIA & LEISURE - 0.0%
Broadcasting - 0.0%
Earthwatch, Inc. $8.50 (a)(g)	736	184

Nonconvertible Preferred Stocks - 0.5%
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Fresenius Medical Care Capital Trust II $7.875	15	14,409
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
MEDIA & LEISURE - 0.3%
Broadcasting - 0.3%
CSC Holdings, Inc.:
Series H, $11.75 pay-in-kind	600	$ 64,200
Series M, $11.125 pay-in-kind	1,151	120,855
		185,055
UTILITIES - 0.2%
Cellular - 0.1%
Crown Castle International Corp. $127.50 pay-in-kind (a)	9	8,505
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	11	10,010
Series E, $111.25 pay-in-kind	83	66,400
		84,915
Telephone Services - 0.1%
XO Communications, Inc. $7.00 pay-in-kind (a)	788	23,640
TOTAL UTILITIES		108,555
TOTAL NONCONVERTIBLE PREFERRED STOCKS		308,019
TOTAL PREFERRED STOCKS (Cost $335,314)		308,203
Corporate Bonds - 12.6%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.3%
ENERGY - 0.0%
Energy Services - 0.0%
Key Energy Group, Inc. 5% 9/15/04	B3	$ 30,000	24,600
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Tenet Healthcare Corp. 6% 12/1/05	B1	40,000	34,400
Total Renal Care Holdings, Inc.:
7% 5/15/09	B3	20,000	15,000
7% 5/15/09 (g)	B3	30,000	22,500
			71,900
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Pollution Control - 0.0%
Waste Management, Inc. 4% 2/1/02	Ba1	$ 10,000	$ 9,400
MEDIA & LEISURE - 0.2%
Broadcasting - 0.1%
EchoStar Communications Corp. 4.875% 1/1/07 (g)	Caa2	10,000	8,450
NTL, Inc. 5.75% 12/15/09 (g)	Caa1	30,000	15,488
			23,938
Lodging & Gaming - 0.1%
Hilton Hotels Corp. 5% 5/15/06	Ba2	90,000	72,900
TOTAL MEDIA & LEISURE			96,838
TOTAL CONVERTIBLE BONDS			202,738
Nonconvertible Bonds - 12.3%
AEROSPACE & DEFENSE - 0.3%
Aerospace & Defense - 0.1%
BE Aerospace, Inc. 8% 3/1/08	B2	25,000	22,500
Sequa Corp. 9% 8/1/09	Ba2	30,000	29,175
			51,675
Ship Building & Repair - 0.2%
Newport News Shipbuilding, Inc.:
8.625% 12/1/06	Ba1	30,000	29,700
9.25% 12/1/06	Ba3	95,000	95,475
			125,175
TOTAL AEROSPACE & DEFENSE			176,850
BASIC INDUSTRIES - 1.1%
Chemicals & Plastics - 0.5%
Acetex Corp. yankee 9.75% 10/1/03	B3	85,000	78,200
Avecia Group PLC 11% 7/1/09	B2	70,000	66,150
Huntsman Corp.:
9.5% 7/1/07 (g)	B2	20,000	10,600
9.5% 7/1/07 (g)	B2	30,000	15,900
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	5,000	4,675
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
BASIC INDUSTRIES - continued
Chemicals & Plastics - continued
Lyondell Chemical Co.:
9.625% 5/1/07	Ba3	$ 10,000	$ 9,600
9.875% 5/1/07	Ba3	100,000	96,000
10.875% 5/1/09	B2	25,000	23,500
Methanex Corp. yankee 7.4% 8/15/02	Ba1	20,000	18,300
Scotts Co. 8.625% 1/15/09 (g)	B2	30,000	28,500
Sterling Chemicals, Inc.:
11.25% 4/1/07	Caa3	10,000	4,700
12.375% 7/15/06	B3	25,000	23,000
			379,125
Packaging & Containers - 0.2%
Ball Corp. 8.25% 8/1/08	B1	5,000	4,750
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	90,000	59,400
9.75% 6/15/07	Caa1	45,000	29,700
U.S. Can Corp. 12.375% 10/1/10 (g)	B3	30,000	29,400
			123,250
Paper & Forest Products - 0.4%
Container Corp. of America gtd. 11.25% 5/1/04	B2	5,000	5,000
Doman Industries Ltd. yankee 8.75% 3/15/04	Caa1	110,000	57,200
Millar Western Forest Products Ltd. 9.875% 5/15/08	B2	40,000	34,200
Stone Container Corp.:
10.75% 10/1/02	B1	5,000	5,063
11.5% 10/1/04	B2	117,000	118,463
Tembec Finance Corp. yankee 9.875% 9/30/05	Ba2	5,000	5,075
Tembec Industries, Inc. 8.625% 6/30/09	Ba2	30,000	29,250
			254,251
TOTAL BASIC INDUSTRIES			756,626
CONSTRUCTION & REAL ESTATE - 0.5%
Building Materials - 0.1%
American Standard Companies, Inc.:
7.125% 2/15/03	Ba2	15,000	14,475
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSTRUCTION & REAL ESTATE - continued
Building Materials - continued
American Standard Companies, Inc.: - continued
7.375% 2/1/08	Ba2	$ 40,000	$ 37,000
Numatics, Inc. 9.625% 4/1/08	B3	15,000	9,750
			61,225
Construction - 0.2%
D.R. Horton, Inc. 8% 2/1/09	Ba1	115,000	98,900
Standard Pacific Corp. 9.5% 9/15/10	Ba2	40,000	38,000
			136,900
Engineering - 0.0%
Anteon Corp. 12% 5/15/09	B3	20,000	17,250
Morrison Knudsen Corp. 11% 7/1/10 (g)	Ba2	15,000	9,750
			27,000
Real Estate - 0.2%
LNR Property Corp. 9.375% 3/15/08	B1	125,000	111,250
TOTAL CONSTRUCTION & REAL ESTATE			336,375
DURABLES - 0.1%
Autos, Tires, & Accessories - 0.1%
American Axle & Manufacturing, Inc. 9.75% 3/1/09	B1	25,000	21,750
Lear Corp. 8.11% 5/15/09	Ba1	25,000	22,500
			44,250
Home Furnishings - 0.0%
Sealy Mattress Co. 9.875% 12/15/07	B2	5,000	4,750
Simmons Co. 10.25% 3/15/09	B3	15,000	13,800
			18,550
Textiles & Apparel - 0.0%
Levi Strauss & Co.:
6.8% 11/1/03	Ba3	10,000	8,100
7% 11/1/06	Ba3	10,000	7,300
Tommy Hilfiger USA, Inc. 6.5% 6/1/03	Ba1	15,000	12,300
			27,700
TOTAL DURABLES			90,500
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - 1.2%
Coal - 0.2%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	$ 150,000	$ 145,125
Energy Services - 0.4%
DI Industries, Inc. 8.875% 7/1/07	B1	105,000	100,275
Ocean Rig Norway AS 10.25% 6/1/08	B3	15,000	13,050
Parker Drilling Co. 9.75% 11/15/06	B1	20,000	19,600
Pride Petroleum Services, Inc. 9.375% 5/1/07	Ba3	25,000	25,188
R&B Falcon Corp.:
6.5% 4/15/03	Ba3	40,000	38,000
6.75% 4/15/05	Ba3	25,000	23,250
RBF Finance Co.:
11% 3/15/06	Ba3	10,000	11,500
11.375% 3/15/09	Ba3	45,000	51,750
			282,613
Oil & Gas - 0.6%
Canadian Forest Oil Ltd. 8.75% 9/15/07	B2	115,000	109,825
Chesapeake Energy Corp. 9.625% 5/1/05	B2	145,000	145,000
Cross Timbers Oil Co.:
8.75% 11/1/09	B2	55,000	53,488
9.25% 4/1/07	B2	20,000	20,000
Pioneer Natural Resources Co. 9.625% 4/1/10	Ba2	20,000	20,900
Plains Resources, Inc. 10.25% 3/15/06 (g)	B2	5,000	4,975
Tesoro Petroleum Corp. 9% 7/1/08	B1	35,000	33,250
			387,438
TOTAL ENERGY			815,176
FINANCE - 0.2%
Credit & Other Finance - 0.2%
Denbury Management, Inc. 9% 3/1/08	B3	15,000	12,750
Details Capital Corp. 0% 11/15/07 (f)	Caa1	5,000	3,950
GS Escrow Corp. 7% 8/1/03	Ba1	90,000	85,087
Macsaver Financial Services, Inc.:
7.4% 2/15/02 (d)	Ca	5,000	350
7.6% 8/1/07 (d)	Ca	20,000	1,800
7.875% 8/1/03 (d)	Ca	50,000	4,500
Metris Companies, Inc.:
10% 11/1/04	Ba3	10,000	9,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCE - continued
Credit & Other Finance - continued
Metris Companies, Inc.: - continued
10.125% 7/15/06	Ba3	$ 10,000	$ 9,100
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	40,000	39,400
			166,237
HEALTH - 0.9%
Medical Equipment & Supplies - 0.0%
Millipore Corp. 7.5% 4/1/07	Ba2	15,000	13,763
Medical Facilities Management - 0.9%
Columbia/HCA Healthcare Co. 6.87% 9/15/03	Ba2	20,000	19,300
Columbia/HCA Healthcare Corp. 6.91% 6/15/05	Ba2	50,000	47,250
Dynacare, Inc. 10.75% 1/15/06	B2	5,000	4,700
Express Scripts, Inc. 9.625% 6/15/09	Ba2	45,000	45,900
HCA - The Healthcare Co. 8.75% 9/1/10	Ba2	140,000	142,100
HEALTHSOUTH Corp. 10.75% 10/1/08 (g)	Ba3	45,000	46,125
Tenet Healthcare Corp. 8.625% 1/15/07	Ba3	200,000	199,000
Triad Hospitals Holdings, Inc. 11% 5/15/09	B3	30,000	31,050
Unilab Corp. 12.75% 10/1/09	B3	50,000	53,625
			589,050
TOTAL HEALTH			602,813
INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%
Electrical Equipment - 0.1%
L-3 Communications Corp. 8% 8/1/08	B2	30,000	27,225
Industrial Machinery & Equipment - 0.2%
Dunlop Standard Aero Holdings PLC 11.875% 5/15/09	B3	45,000	44,325
Roller Bearing Co. of America, Inc. 9.625% 6/15/07	B-	95,000	83,600
			127,925
Pollution Control - 0.4%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	20,000	18,000
7.625% 1/1/06	Ba3	145,000	128,325
7.875% 1/1/09	Ba3	75,000	64,688
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Pollution Control - continued
Allied Waste North America, Inc.: - continued
10% 8/1/09	B2	$ 85,000	$ 72,250
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	20,000	15,800
			299,063
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			454,213
MEDIA & LEISURE - 4.0%
Broadcasting - 2.6%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	25,000	21,500
Adelphia Communications Corp. 9.875% 3/1/07	B2	145,000	116,000
Ascent Entertainment Group, Inc. 0% 12/15/04 (f)	Ba1	20,000	16,100
British Sky Broadcasting Group PLC 7.3% 10/15/06	Ba1	55,000	50,669
CD Radio, Inc. 14.5% 5/15/09	CCC+	20,000	16,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	B2	155,000	131,750
10% 4/1/09	B2	90,000	84,150
10.25% 1/15/10	B2	45,000	42,300
Citadel Broadcasting Co.:
9.25% 11/15/08	B3	100,000	93,500
10.25% 7/1/07	B3	75,000	73,125
Comcast UK Cable Partners Ltd. 11.2% 11/15/07	B2	50,000	40,500
CSC Holdings, Inc.:
9.25% 11/1/05	Ba3	30,000	29,850
9.875% 5/15/06	Ba3	10,000	10,050
9.875% 4/1/23	B1	15,000	15,150
10.5% 5/15/16	Ba3	105,000	110,250
Diamond Cable Communications PLC yankee 0% 2/15/07 (callable) (f)	B2	95,000	57,950
Earthwatch, Inc. 0% 7/15/07 (f)	-	15,000	9,000
EchoStar DBS Corp. 9.25% 2/1/06	B1	100,000	90,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
Fox Family Worldwide, Inc.:
0% 11/1/07 (f)	B1	$ 30,000	$ 21,675
9.25% 11/1/07	B1	70,000	66,500
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (f)	B2	55,000	41,800
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 0% 9/15/07 (f)	Caa1	10,000	7,600
FrontierVision Operating Partners LP/ FrontierVision Capital Corp. 11% 10/15/06	B2	20,000	20,000
Golden Sky DBS, Inc. 0% 3/1/07 (f)	Caa1	45,000	28,800
Golden Sky Systems, Inc. 12.375% 8/1/06	B3	30,000	30,600
Knology Holding, Inc. 0% 10/15/07 (f)	-	38,000	11,400
LodgeNet Entertainment Corp. 10.25% 12/15/06	B1	5,000	4,800
NTL, Inc. 0% 4/1/08 (f)	B3	235,000	108,100
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	170,000	142,800
Pegasus Communications Corp. 9.625% 10/15/05	B3	85,000	77,350
Satelites Mexicanos SA de CV 11.28% 6/30/04 (e)(g)	B1	15,000	13,125
Spectrasite Holdings, Inc.:
0% 3/15/10 (f)	B3	20,000	9,200
10.75% 3/15/10	B3	25,000	21,375
Telemundo Holdings, Inc. 0% 8/15/08 (f)	Caa1	20,000	14,000
Telewest PLC 11% 10/1/07	B1	80,000	65,600
United International Holdings, Inc. 0% 2/15/08 (f)	B3	80,000	31,200
United Pan-Europe Communications NV:
0% 2/1/10 (f)	B2	235,000	58,750
10.875% 8/1/09	B2	74,000	42,180
			1,824,699
Entertainment - 0.4%
Alliance Gaming Corp. 10% 8/1/07	Caa1	40,000	24,800
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B3	68,000	61,200
Mandalay Resort Group:
9.5% 8/1/08	Ba2	10,000	9,975
10.25% 8/1/07	Ba3	35,000	34,738
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Entertainment - continued
Park Place Entertainment Corp. 9.375% 2/15/07	Ba2	$ 55,000	$ 55,688
Premier Parks, Inc. 9.75% 6/15/07	B3	100,000	92,500
Speedway Motorsports, Inc. 8.5% 8/15/07	Ba3	25,000	23,375
			302,276
Lodging & Gaming - 0.6%
Anchor Gaming 9.875% 10/15/08 (g)	B1	35,000	35,438
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	B-	15,000	15,000
HMH Properties, Inc. 7.875% 8/1/05	Ba2	135,000	128,250
Hollywood Casino Shreveport/Shreveport Capital Corp. 13% 8/1/06	B3	30,000	31,800
Host Marriott LP 8.375% 2/15/06	Ba2	40,000	38,400
International Game Technology 7.875% 5/15/04	Ba1	60,000	58,800
Mohegan Tribal Gaming Authority 8.125% 1/1/06	Ba2	35,000	34,300
Station Casinos, Inc. 10.125% 3/15/06	B1	50,000	50,625
			392,613
Publishing - 0.3%
Garden State Newspapers, Inc.:
Series B, 8.75% 10/1/09	B1	30,000	26,550
8.625% 7/1/11	B1	10,000	8,700
K-III Communications Corp. 8.5% 2/1/06	Ba3	60,000	57,600
PRIMEDIA, Inc. 7.625% 4/1/08	Ba3	110,000	100,100
			192,950
Restaurants - 0.1%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	15,000	13,800
Domino's, Inc. 10.375% 1/15/09	B3	55,000	44,000
NE Restaurant, Inc. 10.75% 7/15/08	B3	15,000	11,475
			69,275
TOTAL MEDIA & LEISURE			2,781,813
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
NONDURABLES - 0.1%
Beverages - 0.1%
Canandaigua Brands, Inc. 8.75% 12/15/03	B1	$ 10,000	$ 9,950
Canandaigua Brands, Inc. 8.5% 3/1/09	B1	15,000	14,625
			24,575
Foods - 0.0%
Del Monte Corp. 12.25% 4/15/07	B3	15,000	15,563
TOTAL NONDURABLES			40,138
SERVICES - 0.2%
Leasing & Rental - 0.0%
United Rentals, Inc. 8.8% 8/15/08	B1	10,000	7,400
Printing - 0.1%
World Color Press, Inc. 7.75% 2/15/09	Baa3	45,000	39,825
Services - 0.1%
Iron Mountain, Inc. 8.75% 9/30/09	B2	50,000	48,000
La Petite Academy, Inc./La Petite Academy Holding Co. 10% 5/15/08	B3	20,000	10,400
			58,400
TOTAL SERVICES			105,625
TECHNOLOGY - 0.5%
Computer Services & Software - 0.1%
Concentric Network Corp. 12.75% 12/15/07	B	30,000	24,600
Unisys Corp. 11.75% 10/15/04	Ba1	45,000	46,350
			70,950
Computers & Office Equipment - 0.0%
Comdisco, Inc. 6.13% 8/1/01	Baa2	20,000	18,000
Globix Corp. 12.5% 2/1/10	B-	30,000	12,000
			30,000
Electronic Instruments - 0.2%
Fisher Scientific International, Inc. 9% 2/1/08	B3	50,000	44,750
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	70,000	58,100
			102,850
Electronics - 0.2%
ChipPAC International Ltd. 12.75% 8/1/09	B3	40,000	34,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TECHNOLOGY - continued
Electronics - continued
Details, Inc. 10% 11/15/05	B3	$ 30,000	$ 28,350
Fairchild Semiconductor Corp.:
10.125% 3/15/07	B2	10,000	9,400
10.375% 10/1/07	B2	21,000	19,950
Flextronics International Ltd. 9.875% 7/1/10 (g)	Ba3	40,000	37,800
Viasystems, Inc. 9.75% 6/1/07	B3	40,000	33,200
			162,700
TOTAL TECHNOLOGY			366,500
TRANSPORTATION - 0.2%
Air Transportation - 0.0%
Atlas Air, Inc. 9.25% 4/15/08	B1	30,000	29,250
Railroads - 0.1%
TFM SA de CV:
0% 6/15/09 (f)	B2	10,000	7,350
10.25% 6/15/07	B2	20,000	18,000
Transtar Holdings LP/Transtar Capital Corp. 13.375% 12/15/03	B2	50,000	50,250
			75,600
Shipping - 0.1%
Transport Maritima Mexicana SA de CV:
10% 11/15/06	Ba3	25,000	20,125
yankee 9.25% 5/15/03	Ba3	45,000	36,788
			56,913
TOTAL TRANSPORTATION			161,763
UTILITIES - 2.3%
Cellular - 1.4%
AirGate PCS, Inc. 0% 10/1/09 (f)	Caa1	35,000	17,500
Clearnet Communications, Inc. yankee 0% 5/1/09 (f)	Ba1	40,000	32,000
Crown Castle International Corp. 9.5% 8/1/11	B3	30,000	28,050
Dobson Communications Corp. 10.875% 7/1/10	B3	20,000	19,000
Echostar Broadband Corp. 10.375% 10/1/07 (g)	B3	115,000	104,650
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Cellular - continued
McCaw International Ltd. 0% 4/15/07 (f)	Caa1	$ 26,000	$ 16,120
Millicom International Cellular SA 0% 6/1/06 (f)	Caa1	115,000	85,100
Nextel Communications, Inc.:
0% 10/31/07 (f)	B1	385,000	269,500
9.375% 11/15/09	B1	175,000	153,125
Nextel International, Inc.:
0% 4/15/08 (f)	Caa1	140,000	72,800
12.75% 8/1/10 (g)	Caa1	25,000	20,250
Nextel Partners, Inc.:
0% 2/1/09 (f)	B3	50,000	32,500
11% 3/15/10 (g)	B3	60,000	54,000
11% 3/15/10	B3	15,000	13,500
Telesystem International Wireless, Inc. yankee 0% 6/30/07 (f)	Caa1	35,000	17,500
VoiceStream Wireless Corp.:
0% 11/15/09 (f)	B2	15,000	10,725
10.375% 11/15/09	B2	45,000	47,925
			994,245
Electric Utility - 0.5%
AES Corp.:
8% 12/31/08	Ba1	5,000	4,625
8.375% 8/15/07	Ba3	5,000	4,638
8.5% 11/1/07	Ba3	60,000	55,800
9.375% 9/15/10	Ba1	160,000	159,200
CMS Energy Corp.:
6.75% 1/15/04	Ba3	10,000	9,350
7.5% 1/15/09	Ba3	45,000	39,825
9.875% 10/15/07	Ba3	45,000	45,675
Orion Power Holdings 12% 5/1/10 (g)	Ba3	15,000	15,750
TNP Enterprises, Inc. 10.25% 4/1/10	Ba3	15,000	15,375
			350,238
Telephone Services - 0.4%
FirstWorld Communications, Inc. 0% 4/15/08 (f)	-	30,000	3,600
Hyperion Telecommunications, Inc.:
0% 4/15/03 (f)	B3	70,000	45,500
12% 11/1/07	Caa1	100,000	48,000
12.25% 9/1/04	B3	15,000	10,500
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10 (g)	B1	$ 35,000	$ 34,650
Intermedia Communications, Inc. 0% 7/15/07 (f)	B2	15,000	10,500
Metromedia Fiber Network, Inc. 10% 12/15/09	B2	15,000	11,250
NorthEast Optic Network, Inc. 12.75% 8/15/08	-	25,000	17,000
Teligent, Inc. 0% 3/1/08 (f)	Caa1	30,000	3,900
Time Warner Telecom LLC/Time Warner Telecom, Inc. 9.75% 7/15/08	B2	40,000	33,600
WinStar Communications, Inc.:
0% 4/15/10 (f)	B3	23,000	5,520
12.75% 4/15/10	B3	33,000	19,140
Worldwide Fiber, Inc. 12% 8/1/09	B3	10,000	6,100
			249,260
TOTAL UTILITIES			1,593,743
TOTAL NONCONVERTIBLE BONDS			8,448,372
TOTAL CORPORATE BONDS (Cost $9,472,469)			8,651,110
U.S. Treasury Obligations - 4.6%

U.S. Treasury Bills, yield at date of purchase 6.04% to 6.06% 12/7/00 (h)	-	120,000	119,879
U.S. Treasury Bonds:
6.125% 11/15/27	Aaa	20,000	21,075
6.125% 8/15/29	Aaa	43,000	45,822
6.875% 8/15/25	Aaa	261,000	299,090
7.625% 2/15/25	Aaa	47,000	58,398
8.125% 8/15/19 (h)	Aaa	380,000	482,482
8.875% 8/15/17	Aaa	65,000	86,734
9.875% 11/15/15	Aaa	10,000	14,158
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	457,000	435,366
5.875% 11/15/04	Aaa	461,000	466,546
U.S. Treasury Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Treasury Notes: - continued
6.625% 6/30/01	Aaa	$ 946,000	$ 948,151
7% 7/15/06	Aaa	165,000	176,628
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,056,512)			3,154,329
Asset-Backed Securities - 0.1%

Airplanes pass through trust 10.875% 3/15/19 (Cost $90,436)	Ba2	123,463	89,510
Cash Equivalents - 12.5%
	Shares
Fidelity Cash Central Fund, 6.57% (c) (Cost $8,615,420)	8,615,420	8,615,420
TOTAL INVESTMENT PORTFOLIO - 95.2% (Cost $65,531,894)		65,494,503
NET OTHER ASSETS - 4.8%		3,327,332
NET ASSETS - 100%		$ 68,821,835
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
6 S&P 500 Stock Index Contracts	Dec. 2000	$ 1,982,250	$ (124,447)

The face value of futures purchased as a percentage of net assets - 2.9%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $507,655 or 0.7% of net assets.

(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $151,944.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	4.6%	AAA, AA, A	4.6%
Baa	0.1%	BBB	0.2%
Ba	4.6%	BB	4.1%
B	7.5%	B	8.3%
Caa	0.9%	CCC	0.5%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.1%. FMR has determined that unrated debt securities that are lower quality account for 0.1% of the total value of investment in securities.
Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income tax purposes was $65,941,295. Net unrealized depreciation aggregated $446,792, of which $5,403,367 related to appreciated investment securities and $5,850,159 related to depreciated investment securities.

At November 30, 2000 the fund had a capital loss carryforward of approximately $742,000 of which $348,000 and $394,000 will expire on November 30, 2007, and 2008, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $1,167,000 of losses recognized during the period November 1, 2000 to November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (cost $65,531,894) - See accompanying schedule		$ 65,494,503
Receivable for investments sold		1,522,838
Receivable for fund shares sold		2,380,132
Dividends receivable		31,409
Interest receivable		280,549
Other receivables		238
Total assets		69,709,669
Liabilities
Payable for investments purchased	$ 716,831
Payable for fund shares redeemed	24,700
Accrued management fee	33,623
Distribution fees payable	36,677
Payable for daily variation on futures contracts	20,700
Other payables and accrued expenses	55,303
Total liabilities		887,834
Net Assets		$ 68,821,835
Net Assets consist of:
Paid in capital		$ 71,104,691
Undistributed net investment income		195,437
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,316,434)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(161,859)
Net Assets		$ 68,821,835

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($14,567,325 ÷ 1,322,061 shares)	$11.02
Maximum offering price per share (100/94.25 of $11.02)	$11.69
Class T: Net Asset Value and redemption price per share ($25,526,978 ÷ 2,322,687 shares)	$10.99
Maximum offering price per share (100/96.50 of $10.99)	$11.39
Class B: Net Asset Value and offering price per share ($17,797,327 ÷ 1,624,465 shares) A	$10.96
Class C: Net Asset Value and offering price per share ($9,736,796 ÷ 890,269 shares) A	$10.94
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,193,409 ÷ 108,146 shares)	$11.04

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Dividends		$ 291,061
Interest		1,166,216
Total income		1,457,277
Expenses
Management fee	$ 267,735
Transfer agent fees	105,666
Distribution fees	320,646
Accounting fees and expenses	60,528
Non-interested trustees' compensation	143
Custodian fees and expenses	35,308
Registration fees	97,107
Audit	25,331
Legal	116
Miscellaneous	1,260
Total expenses before reductions	913,840
Expense reductions	(8,817)	905,023
Net investment income		552,254
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,892,583)
Foreign currency transactions	(4,408)
Futures contracts	(42,136)	(1,939,127)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,320,092)
Assets and liabilities in foreign currencies	(21)
Futures contracts	(124,447)	(1,444,560)
Net gain (loss)		(3,383,687)
Net increase (decrease) in net assets resulting from operations		$ (2,831,433)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	December 28, 1998 (commencement of operations) to November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 552,254	$ 111,241
Net realized gain (loss)	(1,939,127)	(389,248)
Change in net unrealized appreciation (depreciation)	(1,444,560)	1,282,701
Net increase (decrease) in net assets resulting from operations	(2,831,433)	1,004,694
Distributions to shareholders from net investment income	(455,478)	-
Share transactions - net increase (decrease)	45,674,331	25,429,721
Total increase (decrease) in net assets	42,387,420	26,434,415
Net Assets
Beginning of period	26,434,415	-
End of period (including undistributed net investment income of $195,437 and $100,719, respectively)	$ 68,821,835	$ 26,434,415

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.92	$ 10.00
Income from Investment Operations
Net investment income D	.19	.12
Net realized and unrealized gain (loss)	.08 H	.80
Total from investment operations	.27	.92
Less Distributions
From net investment income	(.17)	-
Net asset value, end of period	$ 11.02	$ 10.92
Total Return B, C	2.40%	9.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 14,567	$ 1,819
Ratio of expenses to average net assets	1.51%	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.49% G	1.74% A, G
Ratio of net investment income to average net assets	1.64%	1.24% A
Portfolio turnover rate	193%	115% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income D	.16	.10
Net realized and unrealized gain (loss)	.08 H	.79
Total from investment operations	.24	.89
Less Distributions
From net investment income	(.14)	-
Net asset value, end of period	$ 10.99	$ 10.89
Total Return B, C	2.14%	8.90%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 25,527	$ 10,819
Ratio of expenses to average net assets	1.78%	2.00% A, F
Ratio of expenses to average net assets after expense reductions	1.76% G	1.99% A, G
Ratio of net investment income to average net assets	1.37%	.99% A
Portfolio turnover rate	193%	115% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.85	$ 10.00
Income from Investment Operations
Net investment income D	.10	.05
Net realized and unrealized gain (loss)	.09 H	.80
Total from investment operations	.19	.85
Less Distributions
From net investment income	(.08)	-
Net asset value, end of period	$ 10.96	$ 10.85
Total Return B, C	1.72%	8.50%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 17,797	$ 8,603
Ratio of expenses to average net assets	2.27%	2.50% A, F
Ratio of expenses to average net assets after expense reductions	2.26% G	2.49% A, G
Ratio of net investment income to average net assets	.87%	.49% A
Portfolio turnover rate	193%	115% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.85	$ 10.00
Income from Investment Operations
Net investment income D	.10	.05
Net realized and unrealized gain (loss)	.08 H	.80
Total from investment operations	.18	.85
Less Distributions
From net investment income	(.09)	-
Net asset value, end of period	$ 10.94	$ 10.85
Total Return B, C	1.62%	8.50%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,737	$ 4,217
Ratio of expenses to average net assets	2.26%	2.50% A, F
Ratio of expenses to average net assets after expense reductions	2.24% G	2.49% A, G
Ratio of net investment income to average net assets	.88%	.49% A
Portfolio turnover rate	193%	115% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.95	$ 10.00
Income from Investment Operations
Net investment income D	.22	.14
Net realized and unrealized gain (loss)	.08 H	.81
Total from investment operations	.30	.95
Less Distributions
From net investment income	(.21)	-
Net asset value, end of period	$ 11.04	$ 10.95
Total Return B, C	2.66%	9.50%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,193	$ 976
Ratio of expenses to average net assets	1.28%	1.50% A, F
Ratio of expenses to average net assets after expense reductions	1.26% G	1.49% A, G
Ratio of net investment income to average net assets	1.87%	1.49% A
Portfolio turnover rate	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Asset Allocation Fund(the fund) is a fund of Fidelity Advisor Series I(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. Upon the effective date this accounting principle change will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net investment income.

The cumulative effect of this change in accounting principle will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net unrealized appreciation (depreciation), based on securities held on December 1, 2001.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $114,426,542 and $80,314,826, respectively, of which U.S. government and government agency obligations aggregated $1,832,066 and $1,217,097, respectively.

The market value of futures contracts opened and closed during the period amounted to $11,214,227 and $9,065,394, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .57% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares(collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 15,123	$ 947
Class T	88,658	3,290
Class B	141,123	107,029
Class C	75,742	48,677
	$ 320,646	$ 159,943

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 35,215	$ 9,852
Class T	76,232	19,098
Class B	31,793	31,793*
Class C	4,341	4,341*
	$ 147,581	$ 65,084

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund for the fund's Class A, Class T, Class B, Class C and Institutional Class Shares. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 12,831.21
Class T	41,300.23
Class B	32,422.23
Class C	16,582.22
Institutional Class	2,531.23
	$ 105,666

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in one or more open-end money market funds managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. These funds (collectively referred to as the "Central Funds") are only available to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital, liquidity, and current income and do not pay a management fee.

The Fidelity Money Market Central Fund is principally used for the fund's strategic allocation to money market investments. The Fidelity Cash Central Fund is principally used for allocations of available cash. Income distributions from the Central Funds are recorded as interest income in the accompanying financial statements. Distributions from the Central Funds to the fund totaled $293,251 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $4,909 for the period.

5. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $7,884 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $933 under the custodian arrangement.

6. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 39% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2000	1999 A
From net investment income
Class A	$ 100,116	$ -
Class T	195,730	-
Class B	86,399	-
Class C	53,592	-
Institutional Class	19,641	-
Total	$ 455,478	$ -

A For the period December 28, 1998 (commencement of operations) to November 30, 1999.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999 A	2000	1999 A

Class A Shares sold	1,532,846	223,530	$ 18,932,992	$ 2,339,996
Reinvestment of distributions	8,225	-	98,859	-
Shares redeemed	(385,700)	(56,840)	(4,377,165)	(589,404)
Net increase (decrease)	1,155,371	166,690	$ 14,654,686	$ 1,750,592
Class T Shares sold	1,901,887	1,158,501	$ 22,228,420	$ 12,162,535
Reinvestment of distributions	16,247	-	189,568	-
Shares redeemed	(588,710)	(165,238)	(6,908,775)	(1,741,383)
Net increase (decrease)	1,329,424	993,263	$ 15,509,213	$ 10,421,152
Class B Shares sold	1,039,656	828,125	$ 12,025,779	$ 8,657,396
Reinvestment of distributions	6,438	-	74,874	-
Shares redeemed	(214,225)	(35,529)	(2,526,551)	(370,165)
Net increase (decrease)	831,869	792,596	$ 9,574,102	$ 8,287,231
Class C Shares sold	669,361	409,194	$ 7,697,489	$ 4,276,032
Reinvestment of distributions	3,915	-	45,572	-
Shares redeemed	(171,822)	(20,379)	(2,016,488)	(217,273)
Net increase (decrease)	501,454	388,815	$ 5,726,573	$ 4,058,759
Institutional Class Shares sold	46,000	90,420	$ 535,641	$ 925,203
Reinvestment of distributions	1,075	-	12,478	-
Shares redeemed	(28,074)	(1,275)	(338,362)	(13,216)
Net increase (decrease)	19,001	89,145	$ 209,757	$ 911,987

A Share transactions are for the period December 28, 1998 (commencement of operations) to November 30, 1999.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Asset Allocation Fund (a fund of Fidelity Advisor Series I) at November 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Asset Allocation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

January 12, 2001

Annual Report

Distributions

A total of 15.31% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A total of 78%, 90%, 100% and 100% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments
Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Richard C. Habermann, Vice President

Thomas M. Sprague, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AAL-ANN-0101 122601
1.730184.101

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Asset Allocation

Fund - Institutional Class

Annual Report

November 30, 2000

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	33	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	42	Notes to the financial statements.
Report of Independent Accountants	51	The auditors' opinion.
Distributions	52

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Asset Allocation Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - Inst CL	2.66%	12.41%
Fidelity Adv Asset Allocation Composite	-0.23%	10.26%
S&P 500®	-4.22%	9.83%
LB Aggregate Bond	9.06%	9.28%
LB 3 Month T-Bill	6.06%	10.81%
Flexible Portfolio Funds Average	2.53%	n/a *

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3 Month Treasury Bill Index, weighted according to the fund's neutral mix . To measure how Institutional Class performance stacked up against its peers, you can compare it to the flexible portfolio funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 244 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Asset Allocation - Inst CL	2.66%	6.26%
Fidelity Adv Asset Allocation Composite	-0.23%	5.20%

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Asset Allocation Fund - Institutional Class on December 28, 1998, when the fund started. As the chart shows, by November 30, 2000, the value of the investment would have grown to $11,241 - a 12.41% increase on the initial investment. For comparison, look at how both the S&P 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment in the S&P 500 Index would have grown to $10,983 - a 9.83% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $10,928 - a 9.28% increase. You can also look at how the Fidelity Advisor Asset Allocation Composite Index, a hypothetical combination of unmanaged indices, did over the same period. The composite index combines the total returns of the S&P 500 Index, the Lehman Brothers Aggregate Bond Index and the Lehman Brothers 3-Month T-Bill Index according to the fund's neutral mix.* With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $11,026 - a 10.26% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. If you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

* Currently 70% stocks, 25% bonds and 5% short-term/money market instruments.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was hit particularly hard. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector lost its grip on market leadership in mid-March, when analysts warned that valuations were overinflated. Then, in May, the Fed's half-point rate hike roiled the markets further, and signs soon emerged that indicated a slowdown. Escalating oil prices also hit corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were quashed by uncertainty stemming from the undecided presidential election in November. The resulting anxiety weighed the markets down to their period lows. For the 12 months in question, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. By contrast, bonds did well. Driven by unique technical factors in the market and generally declining interest rates, investment-grade bonds handily outperformed major U.S. stock indexes. The Lehman Brothers Aggregate Bond Index - a proxy for taxable-bond performance - returned 9.06% during this time frame. Treasuries led the way, benefiting from the U.S. government's debt buyback campaign and persistent flights to safety by stockholders. Discount mortgages and agencies also posted formidable 12-month returns, while the performance of corporates lagged the rest of the market.

(Portfolio Manager photograph)
An interview with Richard Habermann, Portfolio Manager of Fidelity Advisor Asset Allocation Fund

Q. How did the fund perform, Dick?

A. For the 12 months that ended November 30, 2000, the fund's Institutional Class shares returned 2.66%, while the Fidelity Advisor Asset Allocation Composite Index and flexible portfolio funds average measured by Lipper Inc. returned -0.23% and 2.53%, respectively.

Q. What asset allocation strategies did you pursue during the 12-month period?

A. We continued to emphasize equities, allocating just over 72% of fund assets on average to stocks during the period. The fund's neutral allocation mix calls for 70% to be invested in stocks, 25% in bonds and 5% in short-term and money market instruments. Having ample exposure to the dramatic rise in stocks early in the period helped relative to the composite index. During the fall, I began to pare back our equity exposure toward a more neutral weighting, which, coupled with strong security selection, helped as the market declined thereafter. With respect to bonds, it was a bad decision to focus on high-yield securities at the expense of investment-grade debt. Holding a smaller slice of higher-quality bonds than our average Lipper peer neutralized any advantage we had on the equity front.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was behind the strong perform-
ance of the fund's equity subportfolio?

A. Excellent stock picking and timely trading helped the equity subportfolio handily outpace the Standard & Poor's 500 Index. Brad Lewis - who directed the fund's equity investments until May - and Tom Sprague, who succeeded Brad, uncovered the right names within the market's high-growth segments, particularly technology. Focusing on large, high-quality tech stocks helped us early in the period and also sheltered us a bit when conditions deteriorated. Owning some smaller-cap companies that posted big numbers during the period also aided performance, as did cutting the fund's tech weighting to a more neutral level in the spring and rotating some assets into more defensive areas of the market, such as health and financial stocks. The real key to performance, however, was knowing when to get out of the way of earnings disappointments, even in the quality big-cap tech names before they, too, began to decline. Top contributors included Texas Instruments, Motorola, Qualcomm and Applied Materials. Several insurance stocks, such as AMBAC and CIGNA, also helped, as did Philip Morris and Cardinal Health. Conversely, our overexposure to Internet-related stocks, such as CMGI and America Online, detracted. We sold off CMGI prior to the close of the period. Other notable laggards included Microsoft, Best Buy and Nike.

Q. How did the fund's bond holdings fare?

A. Maintaining a tilt toward high-yield bonds - an asset class not included in the index - restrained performance, as yield spreads widened to levels not seen since the 1990 recession. Poor liquidity and declining credit quality sent prices plunging during the period. The fund's significant exposure to poorly performing telecommunications issues weighed heavily on performance. Matt Conti, who took over the high-yield portion of the fund in June, helped limit our downside by reducing the fund's risk profile. The story was much brighter in terms of our investment-grade holdings. Charlie Morrison and his team did a nice job of responding to changing conditions in the marketplace and positioning the fund to benefit from them. The federal government's decision to buy back outstanding debt and reduce future issuance, coupled with the market's steady migration toward high-quality securities, sparked a tremendous rally in the investment-grade portion of the fund, which consisted solely of Treasuries.

Q. And the fund's short-term/money market investments?

A. We continued to focus mainly on repurchase agreements as a good source of liquidity and a haven in which to invest assets on a temporary basis. As more money comes into the fund, we will look at other types of money market instruments with varying maturities. Shareholders should note that we may choose to invest in a Fidelity money market mutual fund, which is managed by John Todd, in lieu of investing directly in individual money market securities in the future.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. Recent comments by the Federal Reserve Board suggest that the economy is losing momentum and is subject to further deceleration, which could indicate that the central bank is considering reducing interest rates. Although generally positive for stocks, rate cuts are slow to take effect in the economy. Given the lag, corporations may see their profits further squeezed in the coming months, which could keep investors uncertain until at least the first part of 2001.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks income and capital growth consistent with reasonable risk

Start date: December 28, 1998

Size: as of November 30, 2000, more than $68 million

Manager: Richard Habermann, since inception; joined Fidelity in 1968

3

Dick Habermann reflects on recent market volatility:

"There's a lot of uncertainty in the world today, and it's finding its way into the equity markets. Thankfully, the fund's equity exposure was generally lean toward the tail end of the period, when conditions really started to deteriorate. The whole purpose of asset allocation funds is to more than hold our own - with the help of individual security selection among all asset classes - when stock markets are doing poorly, and try to do comparatively better when markets pick up again. In a difficult market, sometimes the best thing to do is be patient, see what pans out and pick up some good companies at attractive levels in the process.

"What's particularly troubling for markets these days are shock events. Investors have contended with several of them this year alone, including higher interest rates, the combination of historically high energy prices and a colder-than-average winter, an unresolved U.S. presidential election and a deeply depressed European central currency. As a money manager, it's important for me to anticipate what might be considered less-than-perfect times and, when they are in fact occurring, assess them and decide what to do. So far, we've completed the first part by anticipating difficult times. Early recognition of an uncertain market climate brought us down to a neutral equity weighting and allowed us to reduce our technology exposure, which was key."

Note to shareholders: Effective January 1, 2001, Bruce Herring assumed responsibility for managing the fund's equity subportfolio.

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	2.5	2.4
Cisco Systems, Inc.	2.0	2.0
Exxon Mobil Corp.	1.8	1.8
Philip Morris Companies, Inc.	1.7	1.2
General Dynamics Corp.	1.4	1.0
Citigroup, Inc.	1.4	1.0
EMC Corp.	1.3	0.9
Fannie Mae	1.2	1.6
Comverse Technology, Inc.	1.1	1.1
Bristol-Myers Squibb Co.	1.0	0.5
	15.4
Top Ten Market Sectors as of November 30, 2000
(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Technology	17.4	21.6
Finance	10.3	8.4
Health	9.4	6.6
Energy	4.9	6.6
Nondurables	3.8	1.9
Industrial Machinery & Equipment	3.6	3.1
Media & Leisure	3.2	3.0
Aerospace & Defense	2.9	2.1
Retail & Wholesale	2.7	3.8
Utilities	2.3	4.8
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stock Class 71%		Stock Class 73%
	Bond Class 16%		Bond Class 17%
	Short-Term Class 13%		Short-Term Class 10%
* Foreign investments	4%	** Foreign investments	6%

Asset allocations in the pie charts reflect the categorization of assets as defined in the fund's prospectus in effect as of the time periods indicated above. Financial Statement categorizations conform to accounting standards and will differ from the pie chart.

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 64.9%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 2.9%
Aerospace & Defense - 1.5%
Boeing Co.	6,650	$ 459,266
Lockheed Martin Corp.	3,600	122,760
Northrop Grumman Corp.	2,000	168,625
United Technologies Corp.	3,490	247,136
		997,787
Ship Building & Repair - 1.4%
General Dynamics Corp.	13,010	992,013
TOTAL AEROSPACE & DEFENSE		1,989,800
BASIC INDUSTRIES - 0.9%
Iron & Steel - 0.3%
Allegheny Technologies, Inc.	9,760	193,980
Metals & Mining - 0.4%
Alcoa, Inc.	5,320	149,958
Phelps Dodge Corp.	2,300	112,988
		262,946
Paper & Forest Products - 0.2%
International Paper Co.	4,600	155,825
TOTAL BASIC INDUSTRIES		612,751
DURABLES - 1.2%
Autos, Tires, & Accessories - 0.6%
Danaher Corp.	6,630	432,193
Consumer Electronics - 0.3%
Gemstar-TV Guide International, Inc. (a)	2,600	105,788
Sony Corp.	1,600	119,200
		224,988
Home Furnishings - 0.3%
Herman Miller, Inc.	3,820	90,248
Leggett & Platt, Inc.	5,680	92,655
		182,903
TOTAL DURABLES		840,084
ENERGY - 4.9%
Energy Services - 1.8%
Baker Hughes, Inc.	7,550	249,622
BJ Services Co. (a)	4,810	256,133
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Services - continued
ENSCO International, Inc.	6,000	$ 145,875
Nabors Industries, Inc. (a)	2,900	127,426
Schlumberger Ltd. (NY Shares)	6,200	384,400
Transocean Sedco Forex, Inc.	2,490	99,289
		1,262,745
Oil & Gas - 3.1%
Anadarko Petroleum Corp.	3,870	230,265
Apache Corp.	7,830	409,118
Exxon Mobil Corp.	13,710	1,206,480
TotalFinaElf SA sponsored ADR	4,050	286,031
		2,131,894
TOTAL ENERGY		3,394,639
FINANCE - 10.3%
Banks - 1.5%
Bank of New York Co., Inc.	5,040	278,145
Bank One Corp.	10,100	361,706
Northern Trust Corp.	2,170	186,891
PNC Financial Services Group, Inc.	2,700	179,550
		1,006,292
Credit & Other Finance - 2.5%
American Express Co.	11,410	626,837
Citigroup, Inc.	19,287	960,717
MBNA Corp.	4,900	174,869
		1,762,423
Federal Sponsored Credit - 1.8%
Fannie Mae	10,650	841,350
Freddie Mac	6,350	383,778
		1,225,128
Insurance - 3.6%
AFLAC, Inc.	4,930	346,949
AMBAC Financial Group, Inc.	8,990	686,611
American International Group, Inc.	5,920	573,870
CIGNA Corp.	3,600	474,300
Hartford Financial Services Group, Inc.	2,000	141,500
MBIA, Inc.	1,400	96,425
XL Capital Ltd. Class A	1,760	140,470
		2,460,125
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Savings & Loans - 0.0%
Golden West Financial Corp.	500	$ 29,281
Securities Industry - 0.9%
Charles Schwab Corp.	4,725	130,823
Daiwa Securities Group, Inc.	17,000	179,442
Merrill Lynch & Co., Inc.	500	28,938
Morgan Stanley Dean Witter & Co.	2,990	189,491
Nomura Securities Co. Ltd.	4,000	84,443
		613,137
TOTAL FINANCE		7,096,386
HEALTH - 9.4%
Drugs & Pharmaceuticals - 6.4%
Abgenix, Inc. (a)	2,200	107,388
ALZA Corp. (a)	2,600	115,375
Bristol-Myers Squibb Co.	10,000	693,125
Celgene Corp. (a)	6,200	353,788
Eli Lilly & Co.	6,210	581,799
Genentech, Inc. (a)	1,960	133,403
Human Genome Sciences, Inc. (a)	1,300	80,844
ImClone Systems, Inc. (a)	1,500	66,563
Immunex Corp. (a)	4,600	171,063
Medarex, Inc. (a)	2,300	83,375
Merck & Co., Inc.	6,560	608,030
Pfizer, Inc.	15,043	666,571
Protein Design Labs, Inc. (a)	3,820	295,095
Schering-Plough Corp.	6,270	351,512
Sepracor, Inc. (a)	700	51,144
		4,359,075
Medical Equipment & Supplies - 2.4%
Biomet, Inc.	8,800	325,600
Cardinal Health, Inc.	3,380	337,789
Johnson & Johnson	3,780	378,000
Medtronic, Inc.	11,410	607,583
		1,648,972
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Facilities Management - 0.6%
Express Scripts, Inc. Class A (a)	2,830	$ 211,896
HCA - The Healthcare Co.	5,400	223,763
		435,659
TOTAL HEALTH		6,443,706
INDUSTRIAL MACHINERY & EQUIPMENT - 3.6%
Electrical Equipment - 2.8%
General Electric Co.	34,470	1,708,396
Harris Corp.	7,780	239,235
		1,947,631
Industrial Machinery & Equipment - 0.8%
Caterpillar, Inc.	3,110	122,262
Tyco International Ltd.	7,420	391,405
		513,667
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		2,461,298
MEDIA & LEISURE - 2.9%
Broadcasting - 0.5%
Clear Channel Communications, Inc. (a)	3,380	170,690
Comcast Corp. Class A (special) (a)	4,000	153,750
		324,440
Entertainment - 1.3%
Mandalay Resort Group (a)	11,800	235,263
Viacom, Inc. Class B (non-vtg.) (a)	9,704	496,117
Walt Disney Co.	4,800	138,900
		870,280
Leisure Durables & Toys - 0.2%
Harley-Davidson, Inc.	3,200	145,400
Lodging & Gaming - 0.2%
Harrah's Entertainment, Inc. (a)	6,100	170,800
Restaurants - 0.7%
Brinker International, Inc. (a)	3,170	129,574
Darden Restaurants, Inc.	12,960	341,820
		471,394
TOTAL MEDIA & LEISURE		1,982,314
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - 3.8%
Beverages - 0.4%
The Coca-Cola Co.	4,200	$ 263,025
Foods - 0.5%
PepsiCo, Inc.	1,300	58,988
Quaker Oats Co.	1,770	153,879
Wm. Wrigley Jr. Co.	1,530	138,943
		351,810
Household Products - 1.2%
Avon Products, Inc.	7,070	294,289
Colgate-Palmolive Co.	2,100	123,375
Estee Lauder Companies, Inc. Class A	3,100	134,269
Gillette Co.	9,100	308,263
		860,196
Tobacco - 1.7%
Philip Morris Companies, Inc.	30,430	1,162,046
TOTAL NONDURABLES		2,637,077
RETAIL & WHOLESALE - 2.7%
Drug Stores - 0.9%
CVS Corp.	1,100	62,563
Walgreen Co.	12,330	549,456
		612,019
General Merchandise Stores - 0.8%
Dollar Tree Stores, Inc. (a)	5,825	216,981
Wal-Mart Stores, Inc.	6,670	348,091
		565,072
Grocery Stores - 0.5%
Pathmark Stores, Inc. (a)	2,667	44,006
Safeway, Inc. (a)	3,520	207,460
Whole Foods Market, Inc. (a)	1,500	88,031
		339,497
Retail & Wholesale, Miscellaneous - 0.5%
Best Buy Co., Inc. (a)	3,070	79,053
Home Depot, Inc.	6,725	263,536
		342,589
TOTAL RETAIL & WHOLESALE		1,859,177
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - 0.9%
Advertising - 0.6%
Omnicom Group, Inc.	5,520	$ 434,010
Services - 0.3%
Ecolab, Inc.	1,040	45,175
FreeMarkets, Inc.	5,200	166,725
		211,900
TOTAL SERVICES		645,910
TECHNOLOGY - 17.4%
Communications Equipment - 4.2%
Ciena Corp. (a)	5,600	425,250
Cisco Systems, Inc. (a)	29,215	1,398,668
Comverse Technology, Inc. (a)	8,830	761,036
Corning, Inc.	1,700	99,450
Nokia AB sponsored ADR	4,700	200,925
		2,885,329
Computer Services & Software - 5.5%
Affymetrix, Inc. (a)	3,300	194,700
America Online, Inc. (a)	14,140	574,225
Ariba, Inc. (a)	2,970	184,883
Automatic Data Processing, Inc.	6,580	434,280
BEA Systems, Inc. (a)	2,300	134,694
BMC Software, Inc. (a)	8,900	154,081
Cadence Design Systems, Inc. (a)	3,700	86,719
Electronic Data Systems Corp.	5,860	310,214
Exodus Communications, Inc. (a)	6,880	156,520
Internap Network Services Corp.	9,300	102,300
Intuit, Inc. (a)	3,580	163,114
Microsoft Corp. (a)	4,980	285,728
Oracle Corp. (a)	8,060	213,590
PeopleSoft, Inc. (a)	3,200	106,400
Redback Networks, Inc. (a)	4,200	293,213
Synopsys, Inc. (a)	3,550	138,450
VA Linux Systems, Inc.	3,600	29,475
VERITAS Software Corp. (a)	2,120	206,833
		3,769,419
Computers & Office Equipment - 4.2%
Brocade Communications Systems, Inc. (a)	1,850	310,684
CacheFlow, Inc.	400	16,250
CDW Computer Centers, Inc. (a)	6,170	282,663
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computers & Office Equipment - continued
EMC Corp. (a)	12,260	$ 911,838
Gateway, Inc. (a)	2,770	52,630
International Business Machines Corp.	3,600	336,600
Network Appliance, Inc. (a)	1,000	49,375
Quantum Corp. - Hard Disk Drive Group (a)	12,600	110,250
Sun Microsystems, Inc. (a)	4,360	331,632
Symbol Technologies, Inc.	9,960	399,023
Tech Data Corp. (a)	2,480	75,950
		2,876,895
Electronic Instruments - 1.2%
Applera Corp. - Applied Biosystems Group	1,200	99,150
Applied Materials, Inc. (a)	1,300	52,569
Beckman Coulter, Inc.	2,400	183,900
KLA-Tencor Corp. (a)	3,040	83,600
Thermo Electron Corp. (a)	12,180	353,220
Waters Corp. (a)	500	32,156
		804,595
Electronics - 2.3%
Altera Corp. (a)	5,100	122,081
Analog Devices, Inc. (a)	3,480	172,695
Flextronics International Ltd. (a)	13,700	343,356
Intel Corp.	7,580	288,514
JDS Uniphase Corp. (a)	1,490	74,593
Linear Technology Corp.	4,160	196,820
Sanmina Corp. (a)	3,580	272,975
SDL, Inc. (a)	250	45,438
Xilinx, Inc. (a)	2,500	97,500
		1,613,972
TOTAL TECHNOLOGY		11,950,210
TRANSPORTATION - 1.9%
Air Transportation - 0.6%
SkyWest, Inc.	1,700	101,150
Southwest Airlines Co.	9,150	288,797
		389,947
Railroads - 0.6%
Union Pacific Corp.	8,400	390,600
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - continued
Trucking & Freight - 0.7%
C.H. Robinson Worldwide, Inc.	2,000	$ 113,250
Expeditors International of Washington, Inc.	7,420	384,913
		498,163
TOTAL TRANSPORTATION		1,278,710
UTILITIES - 2.1%
Cellular - 0.8%
China Mobile (Hong Kong) Ltd. (a)	14,700	77,910
Crown Castle International Corp. (a)	9,700	230,981
Nextel Communications, Inc. Class A (a)	3,330	103,230
Vodafone Group PLC sponsored ADR	4,510	154,468
		566,589
Electric Utility - 0.5%
AES Corp. (a)	6,840	354,825
Telephone Services - 0.8%
Metromedia Fiber Network, Inc. Class A (a)	11,450	133,822
Ono Finance PLC rights 5/31/09 (a)(g)	20	120
SBC Communications, Inc.	7,800	428,513
		562,455
TOTAL UTILITIES		1,483,869
TOTAL COMMON STOCKS (Cost $43,961,743)		44,675,931
Preferred Stocks - 0.5%

Convertible Preferred Stocks - 0.0%
MEDIA & LEISURE - 0.0%
Broadcasting - 0.0%
Earthwatch, Inc. $8.50 (a)(g)	736	184

Nonconvertible Preferred Stocks - 0.5%
HEALTH - 0.0%
Medical Facilities Management - 0.0%
Fresenius Medical Care Capital Trust II $7.875	15	14,409
Preferred Stocks - continued
	Shares	Value (Note 1)
Nonconvertible Preferred Stocks - continued
MEDIA & LEISURE - 0.3%
Broadcasting - 0.3%
CSC Holdings, Inc.:
Series H, $11.75 pay-in-kind	600	$ 64,200
Series M, $11.125 pay-in-kind	1,151	120,855
		185,055
UTILITIES - 0.2%
Cellular - 0.1%
Crown Castle International Corp. $127.50 pay-in-kind (a)	9	8,505
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	11	10,010
Series E, $111.25 pay-in-kind	83	66,400
		84,915
Telephone Services - 0.1%
XO Communications, Inc. $7.00 pay-in-kind (a)	788	23,640
TOTAL UTILITIES		108,555
TOTAL NONCONVERTIBLE PREFERRED STOCKS		308,019
TOTAL PREFERRED STOCKS (Cost $335,314)		308,203
Corporate Bonds - 12.6%
Moody's Ratings (unaudited) (b)		Principal Amount
Convertible Bonds - 0.3%
ENERGY - 0.0%
Energy Services - 0.0%
Key Energy Group, Inc. 5% 9/15/04	B3	$ 30,000	24,600
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Tenet Healthcare Corp. 6% 12/1/05	B1	40,000	34,400
Total Renal Care Holdings, Inc.:
7% 5/15/09	B3	20,000	15,000
7% 5/15/09 (g)	B3	30,000	22,500
			71,900
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Convertible Bonds - continued
INDUSTRIAL MACHINERY & EQUIPMENT - 0.0%
Pollution Control - 0.0%
Waste Management, Inc. 4% 2/1/02	Ba1	$ 10,000	$ 9,400
MEDIA & LEISURE - 0.2%
Broadcasting - 0.1%
EchoStar Communications Corp. 4.875% 1/1/07 (g)	Caa2	10,000	8,450
NTL, Inc. 5.75% 12/15/09 (g)	Caa1	30,000	15,488
			23,938
Lodging & Gaming - 0.1%
Hilton Hotels Corp. 5% 5/15/06	Ba2	90,000	72,900
TOTAL MEDIA & LEISURE			96,838
TOTAL CONVERTIBLE BONDS			202,738
Nonconvertible Bonds - 12.3%
AEROSPACE & DEFENSE - 0.3%
Aerospace & Defense - 0.1%
BE Aerospace, Inc. 8% 3/1/08	B2	25,000	22,500
Sequa Corp. 9% 8/1/09	Ba2	30,000	29,175
			51,675
Ship Building & Repair - 0.2%
Newport News Shipbuilding, Inc.:
8.625% 12/1/06	Ba1	30,000	29,700
9.25% 12/1/06	Ba3	95,000	95,475
			125,175
TOTAL AEROSPACE & DEFENSE			176,850
BASIC INDUSTRIES - 1.1%
Chemicals & Plastics - 0.5%
Acetex Corp. yankee 9.75% 10/1/03	B3	85,000	78,200
Avecia Group PLC 11% 7/1/09	B2	70,000	66,150
Huntsman Corp.:
9.5% 7/1/07 (g)	B2	20,000	10,600
9.5% 7/1/07 (g)	B2	30,000	15,900
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	5,000	4,675
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
BASIC INDUSTRIES - continued
Chemicals & Plastics - continued
Lyondell Chemical Co.:
9.625% 5/1/07	Ba3	$ 10,000	$ 9,600
9.875% 5/1/07	Ba3	100,000	96,000
10.875% 5/1/09	B2	25,000	23,500
Methanex Corp. yankee 7.4% 8/15/02	Ba1	20,000	18,300
Scotts Co. 8.625% 1/15/09 (g)	B2	30,000	28,500
Sterling Chemicals, Inc.:
11.25% 4/1/07	Caa3	10,000	4,700
12.375% 7/15/06	B3	25,000	23,000
			379,125
Packaging & Containers - 0.2%
Ball Corp. 8.25% 8/1/08	B1	5,000	4,750
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	90,000	59,400
9.75% 6/15/07	Caa1	45,000	29,700
U.S. Can Corp. 12.375% 10/1/10 (g)	B3	30,000	29,400
			123,250
Paper & Forest Products - 0.4%
Container Corp. of America gtd. 11.25% 5/1/04	B2	5,000	5,000
Doman Industries Ltd. yankee 8.75% 3/15/04	Caa1	110,000	57,200
Millar Western Forest Products Ltd. 9.875% 5/15/08	B2	40,000	34,200
Stone Container Corp.:
10.75% 10/1/02	B1	5,000	5,063
11.5% 10/1/04	B2	117,000	118,463
Tembec Finance Corp. yankee 9.875% 9/30/05	Ba2	5,000	5,075
Tembec Industries, Inc. 8.625% 6/30/09	Ba2	30,000	29,250
			254,251
TOTAL BASIC INDUSTRIES			756,626
CONSTRUCTION & REAL ESTATE - 0.5%
Building Materials - 0.1%
American Standard Companies, Inc.:
7.125% 2/15/03	Ba2	15,000	14,475
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
CONSTRUCTION & REAL ESTATE - continued
Building Materials - continued
American Standard Companies, Inc.: - continued
7.375% 2/1/08	Ba2	$ 40,000	$ 37,000
Numatics, Inc. 9.625% 4/1/08	B3	15,000	9,750
			61,225
Construction - 0.2%
D.R. Horton, Inc. 8% 2/1/09	Ba1	115,000	98,900
Standard Pacific Corp. 9.5% 9/15/10	Ba2	40,000	38,000
			136,900
Engineering - 0.0%
Anteon Corp. 12% 5/15/09	B3	20,000	17,250
Morrison Knudsen Corp. 11% 7/1/10 (g)	Ba2	15,000	9,750
			27,000
Real Estate - 0.2%
LNR Property Corp. 9.375% 3/15/08	B1	125,000	111,250
TOTAL CONSTRUCTION & REAL ESTATE			336,375
DURABLES - 0.1%
Autos, Tires, & Accessories - 0.1%
American Axle & Manufacturing, Inc. 9.75% 3/1/09	B1	25,000	21,750
Lear Corp. 8.11% 5/15/09	Ba1	25,000	22,500
			44,250
Home Furnishings - 0.0%
Sealy Mattress Co. 9.875% 12/15/07	B2	5,000	4,750
Simmons Co. 10.25% 3/15/09	B3	15,000	13,800
			18,550
Textiles & Apparel - 0.0%
Levi Strauss & Co.:
6.8% 11/1/03	Ba3	10,000	8,100
7% 11/1/06	Ba3	10,000	7,300
Tommy Hilfiger USA, Inc. 6.5% 6/1/03	Ba1	15,000	12,300
			27,700
TOTAL DURABLES			90,500
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
ENERGY - 1.2%
Coal - 0.2%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	$ 150,000	$ 145,125
Energy Services - 0.4%
DI Industries, Inc. 8.875% 7/1/07	B1	105,000	100,275
Ocean Rig Norway AS 10.25% 6/1/08	B3	15,000	13,050
Parker Drilling Co. 9.75% 11/15/06	B1	20,000	19,600
Pride Petroleum Services, Inc. 9.375% 5/1/07	Ba3	25,000	25,188
R&B Falcon Corp.:
6.5% 4/15/03	Ba3	40,000	38,000
6.75% 4/15/05	Ba3	25,000	23,250
RBF Finance Co.:
11% 3/15/06	Ba3	10,000	11,500
11.375% 3/15/09	Ba3	45,000	51,750
			282,613
Oil & Gas - 0.6%
Canadian Forest Oil Ltd. 8.75% 9/15/07	B2	115,000	109,825
Chesapeake Energy Corp. 9.625% 5/1/05	B2	145,000	145,000
Cross Timbers Oil Co.:
8.75% 11/1/09	B2	55,000	53,488
9.25% 4/1/07	B2	20,000	20,000
Pioneer Natural Resources Co. 9.625% 4/1/10	Ba2	20,000	20,900
Plains Resources, Inc. 10.25% 3/15/06 (g)	B2	5,000	4,975
Tesoro Petroleum Corp. 9% 7/1/08	B1	35,000	33,250
			387,438
TOTAL ENERGY			815,176
FINANCE - 0.2%
Credit & Other Finance - 0.2%
Denbury Management, Inc. 9% 3/1/08	B3	15,000	12,750
Details Capital Corp. 0% 11/15/07 (f)	Caa1	5,000	3,950
GS Escrow Corp. 7% 8/1/03	Ba1	90,000	85,087
Macsaver Financial Services, Inc.:
7.4% 2/15/02 (d)	Ca	5,000	350
7.6% 8/1/07 (d)	Ca	20,000	1,800
7.875% 8/1/03 (d)	Ca	50,000	4,500
Metris Companies, Inc.:
10% 11/1/04	Ba3	10,000	9,300
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
FINANCE - continued
Credit & Other Finance - continued
Metris Companies, Inc.: - continued
10.125% 7/15/06	Ba3	$ 10,000	$ 9,100
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	40,000	39,400
			166,237
HEALTH - 0.9%
Medical Equipment & Supplies - 0.0%
Millipore Corp. 7.5% 4/1/07	Ba2	15,000	13,763
Medical Facilities Management - 0.9%
Columbia/HCA Healthcare Co. 6.87% 9/15/03	Ba2	20,000	19,300
Columbia/HCA Healthcare Corp. 6.91% 6/15/05	Ba2	50,000	47,250
Dynacare, Inc. 10.75% 1/15/06	B2	5,000	4,700
Express Scripts, Inc. 9.625% 6/15/09	Ba2	45,000	45,900
HCA - The Healthcare Co. 8.75% 9/1/10	Ba2	140,000	142,100
HEALTHSOUTH Corp. 10.75% 10/1/08 (g)	Ba3	45,000	46,125
Tenet Healthcare Corp. 8.625% 1/15/07	Ba3	200,000	199,000
Triad Hospitals Holdings, Inc. 11% 5/15/09	B3	30,000	31,050
Unilab Corp. 12.75% 10/1/09	B3	50,000	53,625
			589,050
TOTAL HEALTH			602,813
INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%
Electrical Equipment - 0.1%
L-3 Communications Corp. 8% 8/1/08	B2	30,000	27,225
Industrial Machinery & Equipment - 0.2%
Dunlop Standard Aero Holdings PLC 11.875% 5/15/09	B3	45,000	44,325
Roller Bearing Co. of America, Inc. 9.625% 6/15/07	B-	95,000	83,600
			127,925
Pollution Control - 0.4%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	20,000	18,000
7.625% 1/1/06	Ba3	145,000	128,325
7.875% 1/1/09	Ba3	75,000	64,688
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Pollution Control - continued
Allied Waste North America, Inc.: - continued
10% 8/1/09	B2	$ 85,000	$ 72,250
Browning-Ferris Industries, Inc. 6.375% 1/15/08	Ba3	20,000	15,800
			299,063
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			454,213
MEDIA & LEISURE - 4.0%
Broadcasting - 2.6%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	25,000	21,500
Adelphia Communications Corp. 9.875% 3/1/07	B2	145,000	116,000
Ascent Entertainment Group, Inc. 0% 12/15/04 (f)	Ba1	20,000	16,100
British Sky Broadcasting Group PLC 7.3% 10/15/06	Ba1	55,000	50,669
CD Radio, Inc. 14.5% 5/15/09	CCC+	20,000	16,000
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	B2	155,000	131,750
10% 4/1/09	B2	90,000	84,150
10.25% 1/15/10	B2	45,000	42,300
Citadel Broadcasting Co.:
9.25% 11/15/08	B3	100,000	93,500
10.25% 7/1/07	B3	75,000	73,125
Comcast UK Cable Partners Ltd. 11.2% 11/15/07	B2	50,000	40,500
CSC Holdings, Inc.:
9.25% 11/1/05	Ba3	30,000	29,850
9.875% 5/15/06	Ba3	10,000	10,050
9.875% 4/1/23	B1	15,000	15,150
10.5% 5/15/16	Ba3	105,000	110,250
Diamond Cable Communications PLC yankee 0% 2/15/07 (callable) (f)	B2	95,000	57,950
Earthwatch, Inc. 0% 7/15/07 (f)	-	15,000	9,000
EchoStar DBS Corp. 9.25% 2/1/06	B1	100,000	90,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
Fox Family Worldwide, Inc.:
0% 11/1/07 (f)	B1	$ 30,000	$ 21,675
9.25% 11/1/07	B1	70,000	66,500
FrontierVision Holdings LP/FrontierVision Holdings Capital Corp. 0% 9/15/07 (f)	B2	55,000	41,800
FrontierVision Holdings LP/FrontierVision Holdings Capital II Corp. 0% 9/15/07 (f)	Caa1	10,000	7,600
FrontierVision Operating Partners LP/ FrontierVision Capital Corp. 11% 10/15/06	B2	20,000	20,000
Golden Sky DBS, Inc. 0% 3/1/07 (f)	Caa1	45,000	28,800
Golden Sky Systems, Inc. 12.375% 8/1/06	B3	30,000	30,600
Knology Holding, Inc. 0% 10/15/07 (f)	-	38,000	11,400
LodgeNet Entertainment Corp. 10.25% 12/15/06	B1	5,000	4,800
NTL, Inc. 0% 4/1/08 (f)	B3	235,000	108,100
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	170,000	142,800
Pegasus Communications Corp. 9.625% 10/15/05	B3	85,000	77,350
Satelites Mexicanos SA de CV 11.28% 6/30/04 (e)(g)	B1	15,000	13,125
Spectrasite Holdings, Inc.:
0% 3/15/10 (f)	B3	20,000	9,200
10.75% 3/15/10	B3	25,000	21,375
Telemundo Holdings, Inc. 0% 8/15/08 (f)	Caa1	20,000	14,000
Telewest PLC 11% 10/1/07	B1	80,000	65,600
United International Holdings, Inc. 0% 2/15/08 (f)	B3	80,000	31,200
United Pan-Europe Communications NV:
0% 2/1/10 (f)	B2	235,000	58,750
10.875% 8/1/09	B2	74,000	42,180
			1,824,699
Entertainment - 0.4%
Alliance Gaming Corp. 10% 8/1/07	Caa1	40,000	24,800
Bally Total Fitness Holding Corp. 9.875% 10/15/07	B3	68,000	61,200
Mandalay Resort Group:
9.5% 8/1/08	Ba2	10,000	9,975
10.25% 8/1/07	Ba3	35,000	34,738
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Entertainment - continued
Park Place Entertainment Corp. 9.375% 2/15/07	Ba2	$ 55,000	$ 55,688
Premier Parks, Inc. 9.75% 6/15/07	B3	100,000	92,500
Speedway Motorsports, Inc. 8.5% 8/15/07	Ba3	25,000	23,375
			302,276
Lodging & Gaming - 0.6%
Anchor Gaming 9.875% 10/15/08 (g)	B1	35,000	35,438
Courtyard by Marriott II LP/Courtyard II Finance Co. 10.75% 2/1/08	B-	15,000	15,000
HMH Properties, Inc. 7.875% 8/1/05	Ba2	135,000	128,250
Hollywood Casino Shreveport/Shreveport Capital Corp. 13% 8/1/06	B3	30,000	31,800
Host Marriott LP 8.375% 2/15/06	Ba2	40,000	38,400
International Game Technology 7.875% 5/15/04	Ba1	60,000	58,800
Mohegan Tribal Gaming Authority 8.125% 1/1/06	Ba2	35,000	34,300
Station Casinos, Inc. 10.125% 3/15/06	B1	50,000	50,625
			392,613
Publishing - 0.3%
Garden State Newspapers, Inc.:
Series B, 8.75% 10/1/09	B1	30,000	26,550
8.625% 7/1/11	B1	10,000	8,700
K-III Communications Corp. 8.5% 2/1/06	Ba3	60,000	57,600
PRIMEDIA, Inc. 7.625% 4/1/08	Ba3	110,000	100,100
			192,950
Restaurants - 0.1%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	15,000	13,800
Domino's, Inc. 10.375% 1/15/09	B3	55,000	44,000
NE Restaurant, Inc. 10.75% 7/15/08	B3	15,000	11,475
			69,275
TOTAL MEDIA & LEISURE			2,781,813
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
NONDURABLES - 0.1%
Beverages - 0.1%
Canandaigua Brands, Inc. 8.75% 12/15/03	B1	$ 10,000	$ 9,950
Canandaigua Brands, Inc. 8.5% 3/1/09	B1	15,000	14,625
			24,575
Foods - 0.0%
Del Monte Corp. 12.25% 4/15/07	B3	15,000	15,563
TOTAL NONDURABLES			40,138
SERVICES - 0.2%
Leasing & Rental - 0.0%
United Rentals, Inc. 8.8% 8/15/08	B1	10,000	7,400
Printing - 0.1%
World Color Press, Inc. 7.75% 2/15/09	Baa3	45,000	39,825
Services - 0.1%
Iron Mountain, Inc. 8.75% 9/30/09	B2	50,000	48,000
La Petite Academy, Inc./La Petite Academy Holding Co. 10% 5/15/08	B3	20,000	10,400
			58,400
TOTAL SERVICES			105,625
TECHNOLOGY - 0.5%
Computer Services & Software - 0.1%
Concentric Network Corp. 12.75% 12/15/07	B	30,000	24,600
Unisys Corp. 11.75% 10/15/04	Ba1	45,000	46,350
			70,950
Computers & Office Equipment - 0.0%
Comdisco, Inc. 6.13% 8/1/01	Baa2	20,000	18,000
Globix Corp. 12.5% 2/1/10	B-	30,000	12,000
			30,000
Electronic Instruments - 0.2%
Fisher Scientific International, Inc. 9% 2/1/08	B3	50,000	44,750
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	70,000	58,100
			102,850
Electronics - 0.2%
ChipPAC International Ltd. 12.75% 8/1/09	B3	40,000	34,000
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
TECHNOLOGY - continued
Electronics - continued
Details, Inc. 10% 11/15/05	B3	$ 30,000	$ 28,350
Fairchild Semiconductor Corp.:
10.125% 3/15/07	B2	10,000	9,400
10.375% 10/1/07	B2	21,000	19,950
Flextronics International Ltd. 9.875% 7/1/10 (g)	Ba3	40,000	37,800
Viasystems, Inc. 9.75% 6/1/07	B3	40,000	33,200
			162,700
TOTAL TECHNOLOGY			366,500
TRANSPORTATION - 0.2%
Air Transportation - 0.0%
Atlas Air, Inc. 9.25% 4/15/08	B1	30,000	29,250
Railroads - 0.1%
TFM SA de CV:
0% 6/15/09 (f)	B2	10,000	7,350
10.25% 6/15/07	B2	20,000	18,000
Transtar Holdings LP/Transtar Capital Corp. 13.375% 12/15/03	B2	50,000	50,250
			75,600
Shipping - 0.1%
Transport Maritima Mexicana SA de CV:
10% 11/15/06	Ba3	25,000	20,125
yankee 9.25% 5/15/03	Ba3	45,000	36,788
			56,913
TOTAL TRANSPORTATION			161,763
UTILITIES - 2.3%
Cellular - 1.4%
AirGate PCS, Inc. 0% 10/1/09 (f)	Caa1	35,000	17,500
Clearnet Communications, Inc. yankee 0% 5/1/09 (f)	Ba1	40,000	32,000
Crown Castle International Corp. 9.5% 8/1/11	B3	30,000	28,050
Dobson Communications Corp. 10.875% 7/1/10	B3	20,000	19,000
Echostar Broadband Corp. 10.375% 10/1/07 (g)	B3	115,000	104,650
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Cellular - continued
McCaw International Ltd. 0% 4/15/07 (f)	Caa1	$ 26,000	$ 16,120
Millicom International Cellular SA 0% 6/1/06 (f)	Caa1	115,000	85,100
Nextel Communications, Inc.:
0% 10/31/07 (f)	B1	385,000	269,500
9.375% 11/15/09	B1	175,000	153,125
Nextel International, Inc.:
0% 4/15/08 (f)	Caa1	140,000	72,800
12.75% 8/1/10 (g)	Caa1	25,000	20,250
Nextel Partners, Inc.:
0% 2/1/09 (f)	B3	50,000	32,500
11% 3/15/10 (g)	B3	60,000	54,000
11% 3/15/10	B3	15,000	13,500
Telesystem International Wireless, Inc. yankee 0% 6/30/07 (f)	Caa1	35,000	17,500
VoiceStream Wireless Corp.:
0% 11/15/09 (f)	B2	15,000	10,725
10.375% 11/15/09	B2	45,000	47,925
			994,245
Electric Utility - 0.5%
AES Corp.:
8% 12/31/08	Ba1	5,000	4,625
8.375% 8/15/07	Ba3	5,000	4,638
8.5% 11/1/07	Ba3	60,000	55,800
9.375% 9/15/10	Ba1	160,000	159,200
CMS Energy Corp.:
6.75% 1/15/04	Ba3	10,000	9,350
7.5% 1/15/09	Ba3	45,000	39,825
9.875% 10/15/07	Ba3	45,000	45,675
Orion Power Holdings 12% 5/1/10 (g)	Ba3	15,000	15,750
TNP Enterprises, Inc. 10.25% 4/1/10	Ba3	15,000	15,375
			350,238
Telephone Services - 0.4%
FirstWorld Communications, Inc. 0% 4/15/08 (f)	-	30,000	3,600
Hyperion Telecommunications, Inc.:
0% 4/15/03 (f)	B3	70,000	45,500
12% 11/1/07	Caa1	100,000	48,000
12.25% 9/1/04	B3	15,000	10,500
Corporate Bonds - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10 (g)	B1	$ 35,000	$ 34,650
Intermedia Communications, Inc. 0% 7/15/07 (f)	B2	15,000	10,500
Metromedia Fiber Network, Inc. 10% 12/15/09	B2	15,000	11,250
NorthEast Optic Network, Inc. 12.75% 8/15/08	-	25,000	17,000
Teligent, Inc. 0% 3/1/08 (f)	Caa1	30,000	3,900
Time Warner Telecom LLC/Time Warner Telecom, Inc. 9.75% 7/15/08	B2	40,000	33,600
WinStar Communications, Inc.:
0% 4/15/10 (f)	B3	23,000	5,520
12.75% 4/15/10	B3	33,000	19,140
Worldwide Fiber, Inc. 12% 8/1/09	B3	10,000	6,100
			249,260
TOTAL UTILITIES			1,593,743
TOTAL NONCONVERTIBLE BONDS			8,448,372
TOTAL CORPORATE BONDS (Cost $9,472,469)			8,651,110
U.S. Treasury Obligations - 4.6%

U.S. Treasury Bills, yield at date of purchase 6.04% to 6.06% 12/7/00 (h)	-	120,000	119,879
U.S. Treasury Bonds:
6.125% 11/15/27	Aaa	20,000	21,075
6.125% 8/15/29	Aaa	43,000	45,822
6.875% 8/15/25	Aaa	261,000	299,090
7.625% 2/15/25	Aaa	47,000	58,398
8.125% 8/15/19 (h)	Aaa	380,000	482,482
8.875% 8/15/17	Aaa	65,000	86,734
9.875% 11/15/15	Aaa	10,000	14,158
U.S. Treasury Notes:
4.75% 11/15/08	Aaa	457,000	435,366
5.875% 11/15/04	Aaa	461,000	466,546
U.S. Treasury Obligations - continued
Moody's Ratings (unaudited) (b)		Principal Amount	Value (Note 1)
U.S. Treasury Notes: - continued
6.625% 6/30/01	Aaa	$ 946,000	$ 948,151
7% 7/15/06	Aaa	165,000	176,628
TOTAL U.S. TREASURY OBLIGATIONS (Cost $3,056,512)			3,154,329
Asset-Backed Securities - 0.1%

Airplanes pass through trust 10.875% 3/15/19 (Cost $90,436)	Ba2	123,463	89,510
Cash Equivalents - 12.5%
	Shares
Fidelity Cash Central Fund, 6.57% (c) (Cost $8,615,420)	8,615,420	8,615,420
TOTAL INVESTMENT PORTFOLIO - 95.2% (Cost $65,531,894)		65,494,503
NET OTHER ASSETS - 4.8%		3,327,332
NET ASSETS - 100%		$ 68,821,835
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
Purchased
6 S&P 500 Stock Index Contracts	Dec. 2000	$ 1,982,250	$ (124,447)

The face value of futures purchased as a percentage of net assets - 2.9%
Legend
(a) Non-income producing
(b) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(c) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(d) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(e) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(f) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.

(g) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $507,655 or 0.7% of net assets.

(h) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $151,944.
Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	4.6%	AAA, AA, A	4.6%
Baa	0.1%	BBB	0.2%
Ba	4.6%	BB	4.1%
B	7.5%	B	8.3%
Caa	0.9%	CCC	0.5%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.1%. FMR has determined that unrated debt securities that are lower quality account for 0.1% of the total value of investment in securities.
Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income tax purposes was $65,941,295. Net unrealized depreciation aggregated $446,792, of which $5,403,367 related to appreciated investment securities and $5,850,159 related to depreciated investment securities.

At November 30, 2000 the fund had a capital loss carryforward of approximately $742,000 of which $348,000 and $394,000 will expire on November 30, 2007, and 2008, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $1,167,000 of losses recognized during the period November 1, 2000 to November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (cost $65,531,894) - See accompanying schedule		$ 65,494,503
Receivable for investments sold		1,522,838
Receivable for fund shares sold		2,380,132
Dividends receivable		31,409
Interest receivable		280,549
Other receivables		238
Total assets		69,709,669
Liabilities
Payable for investments purchased	$ 716,831
Payable for fund shares redeemed	24,700
Accrued management fee	33,623
Distribution fees payable	36,677
Payable for daily variation on futures contracts	20,700
Other payables and accrued expenses	55,303
Total liabilities		887,834
Net Assets		$ 68,821,835
Net Assets consist of:
Paid in capital		$ 71,104,691
Undistributed net investment income		195,437
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,316,434)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(161,859)
Net Assets		$ 68,821,835

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($14,567,325 ÷ 1,322,061 shares)	$11.02
Maximum offering price per share (100/94.25 of $11.02)	$11.69
Class T: Net Asset Value and redemption price per share ($25,526,978 ÷ 2,322,687 shares)	$10.99
Maximum offering price per share (100/96.50 of $10.99)	$11.39
Class B: Net Asset Value and offering price per share ($17,797,327 ÷ 1,624,465 shares) A	$10.96
Class C: Net Asset Value and offering price per share ($9,736,796 ÷ 890,269 shares) A	$10.94
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,193,409 ÷ 108,146 shares)	$11.04

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Dividends		$ 291,061
Interest		1,166,216
Total income		1,457,277
Expenses
Management fee	$ 267,735
Transfer agent fees	105,666
Distribution fees	320,646
Accounting fees and expenses	60,528
Non-interested trustees' compensation	143
Custodian fees and expenses	35,308
Registration fees	97,107
Audit	25,331
Legal	116
Miscellaneous	1,260
Total expenses before reductions	913,840
Expense reductions	(8,817)	905,023
Net investment income		552,254
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,892,583)
Foreign currency transactions	(4,408)
Futures contracts	(42,136)	(1,939,127)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,320,092)
Assets and liabilities in foreign currencies	(21)
Futures contracts	(124,447)	(1,444,560)
Net gain (loss)		(3,383,687)
Net increase (decrease) in net assets resulting from operations		$ (2,831,433)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	December 28, 1998 (commencement of operations) to November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 552,254	$ 111,241
Net realized gain (loss)	(1,939,127)	(389,248)
Change in net unrealized appreciation (depreciation)	(1,444,560)	1,282,701
Net increase (decrease) in net assets resulting from operations	(2,831,433)	1,004,694
Distributions to shareholders from net investment income	(455,478)	-
Share transactions - net increase (decrease)	45,674,331	25,429,721
Total increase (decrease) in net assets	42,387,420	26,434,415
Net Assets
Beginning of period	26,434,415	-
End of period (including undistributed net investment income of $195,437 and $100,719, respectively)	$ 68,821,835	$ 26,434,415

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.92	$ 10.00
Income from Investment Operations
Net investment income D	.19	.12
Net realized and unrealized gain (loss)	.08 H	.80
Total from investment operations	.27	.92
Less Distributions
From net investment income	(.17)	-
Net asset value, end of period	$ 11.02	$ 10.92
Total Return B, C	2.40%	9.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 14,567	$ 1,819
Ratio of expenses to average net assets	1.51%	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.49% G	1.74% A, G
Ratio of net investment income to average net assets	1.64%	1.24% A
Portfolio turnover rate	193%	115% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.89	$ 10.00
Income from Investment Operations
Net investment income D	.16	.10
Net realized and unrealized gain (loss)	.08 H	.79
Total from investment operations	.24	.89
Less Distributions
From net investment income	(.14)	-
Net asset value, end of period	$ 10.99	$ 10.89
Total Return B, C	2.14%	8.90%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 25,527	$ 10,819
Ratio of expenses to average net assets	1.78%	2.00% A, F
Ratio of expenses to average net assets after expense reductions	1.76% G	1.99% A, G
Ratio of net investment income to average net assets	1.37%	.99% A
Portfolio turnover rate	193%	115% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.85	$ 10.00
Income from Investment Operations
Net investment income D	.10	.05
Net realized and unrealized gain (loss)	.09 H	.80
Total from investment operations	.19	.85
Less Distributions
From net investment income	(.08)	-
Net asset value, end of period	$ 10.96	$ 10.85
Total Return B, C	1.72%	8.50%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 17,797	$ 8,603
Ratio of expenses to average net assets	2.27%	2.50% A, F
Ratio of expenses to average net assets after expense reductions	2.26% G	2.49% A, G
Ratio of net investment income to average net assets	.87%	.49% A
Portfolio turnover rate	193%	115% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.85	$ 10.00
Income from Investment Operations
Net investment income D	.10	.05
Net realized and unrealized gain (loss)	.08 H	.80
Total from investment operations	.18	.85
Less Distributions
From net investment income	(.09)	-
Net asset value, end of period	$ 10.94	$ 10.85
Total Return B, C	1.62%	8.50%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,737	$ 4,217
Ratio of expenses to average net assets	2.26%	2.50% A, F
Ratio of expenses to average net assets after expense reductions	2.24% G	2.49% A, G
Ratio of net investment income to average net assets	.88%	.49% A
Portfolio turnover rate	193%	115% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.95	$ 10.00
Income from Investment Operations
Net investment income D	.22	.14
Net realized and unrealized gain (loss)	.08 H	.81
Total from investment operations	.30	.95
Less Distributions
From net investment income	(.21)	-
Net asset value, end of period	$ 11.04	$ 10.95
Total Return B, C	2.66%	9.50%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,193	$ 976
Ratio of expenses to average net assets	1.28%	1.50% A, F
Ratio of expenses to average net assets after expense reductions	1.26% G	1.49% A, G
Ratio of net investment income to average net assets	1.87%	1.49% A
Portfolio turnover rate	193%	115% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Asset Allocation Fund(the fund) is a fund of Fidelity Advisor Series I(the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures transactions, foreign currency transactions, market discount, non-taxable dividends, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. Upon the effective date this accounting principle change will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net investment income.

The cumulative effect of this change in accounting principle will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net unrealized appreciation (depreciation), based on securities held on December 1, 2001.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $114,426,542 and $80,314,826, respectively, of which U.S. government and government agency obligations aggregated $1,832,066 and $1,217,097, respectively.

The market value of futures contracts opened and closed during the period amounted to $11,214,227 and $9,065,394, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .57% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares(collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 15,123	$ 947
Class T	88,658	3,290
Class B	141,123	107,029
Class C	75,742	48,677
	$ 320,646	$ 159,943

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 35,215	$ 9,852
Class T	76,232	19,098
Class B	31,793	31,793*
Class C	4,341	4,341*
	$ 147,581	$ 65,084

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund for the fund's Class A, Class T, Class B, Class C and Institutional Class Shares. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 12,831.21
Class T	41,300.23
Class B	32,422.23
Class C	16,582.22
Institutional Class	2,531.23
	$ 105,666

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in one or more open-end money market funds managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. These funds (collectively referred to as the "Central Funds") are only available to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital, liquidity, and current income and do not pay a management fee.

The Fidelity Money Market Central Fund is principally used for the fund's strategic allocation to money market investments. The Fidelity Cash Central Fund is principally used for allocations of available cash. Income distributions from the Central Funds are recorded as interest income in the accompanying financial statements. Distributions from the Central Funds to the fund totaled $293,251 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $4,909 for the period.

5. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $7,884 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $933 under the custodian arrangement.

6. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 39% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2000	1999 A
From net investment income
Class A	$ 100,116	$ -
Class T	195,730	-
Class B	86,399	-
Class C	53,592	-
Institutional Class	19,641	-
Total	$ 455,478	$ -

A For the period December 28, 1998 (commencement of operations) to November 30, 1999.

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999 A	2000	1999 A

Class A Shares sold	1,532,846	223,530	$ 18,932,992	$ 2,339,996
Reinvestment of distributions	8,225	-	98,859	-
Shares redeemed	(385,700)	(56,840)	(4,377,165)	(589,404)
Net increase (decrease)	1,155,371	166,690	$ 14,654,686	$ 1,750,592
Class T Shares sold	1,901,887	1,158,501	$ 22,228,420	$ 12,162,535
Reinvestment of distributions	16,247	-	189,568	-
Shares redeemed	(588,710)	(165,238)	(6,908,775)	(1,741,383)
Net increase (decrease)	1,329,424	993,263	$ 15,509,213	$ 10,421,152
Class B Shares sold	1,039,656	828,125	$ 12,025,779	$ 8,657,396
Reinvestment of distributions	6,438	-	74,874	-
Shares redeemed	(214,225)	(35,529)	(2,526,551)	(370,165)
Net increase (decrease)	831,869	792,596	$ 9,574,102	$ 8,287,231
Class C Shares sold	669,361	409,194	$ 7,697,489	$ 4,276,032
Reinvestment of distributions	3,915	-	45,572	-
Shares redeemed	(171,822)	(20,379)	(2,016,488)	(217,273)
Net increase (decrease)	501,454	388,815	$ 5,726,573	$ 4,058,759
Institutional Class Shares sold	46,000	90,420	$ 535,641	$ 925,203
Reinvestment of distributions	1,075	-	12,478	-
Shares redeemed	(28,074)	(1,275)	(338,362)	(13,216)
Net increase (decrease)	19,001	89,145	$ 209,757	$ 911,987

A Share transactions are for the period December 28, 1998 (commencement of operations) to November 30, 1999.

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Asset Allocation Fund (a fund of Fidelity Advisor Series I) at November 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Asset Allocation Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts

January 12, 2001

Annual Report

Distributions

A total of 15.31% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A total of 60% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Investments
Money Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Robert A. Lawrence, Vice President

Richard C. Habermann, Vice President

Thomas M. Sprague, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AALI-ANN-0101 122602
1.733546.101

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Dividend Growth

Fund - Class A, Class T, Class B and Class C

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	24	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	33	Notes to the financial statements.
Report of Independent Accountants	41	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Dividend Growth Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL A	10.52%	18.70%
Fidelity Adv Dividend Growth - CL A (incl. 5.75% sales charge)	4.17%	11.87%
S&P 500	-4.22%	9.83%
Growth Funds Average	-1.25%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL A	10.52%	9.31%
Fidelity Adv Dividend Growth - CL A (incl. 5.75% sales charge)	4.17%	6.00%
S&P 500	-4.22%	4.99%
Growth Funds Average	-1.25%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Dividend Growth Fund - Class A on December 28, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $11,187 - an 11.87% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,983 - a 9.83% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total return for the large-cap value funds average was 0.81%. The one year cumulative and average annual total return for the large-cap supergroup average was -2.87%.

Annual Report

Fidelity Advisor Dividend Growth Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL T	10.35%	18.30%
Fidelity Adv Dividend Growth - CL T (incl. 3.50% sales charge)	6.49%	14.16%
S&P 500	-4.22%	9.83%
Growth Funds Average	-1.25%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL T	10.35%	9.12%
Fidelity Adv Dividend Growth - CL T (incl. 3.50% sales charge)	6.49%	7.12%
S&P 500	-4.22%	4.99%
Growth Funds Average	-1.25%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dividend Growth Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $11,416 - a 14.16% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,983 - a 9.83% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total return for the large-cap value funds average was, 0.81%. The one year cumulative and average annual total return for the large-cap supergroup average was -2.87%.

Annual Report

Fidelity Advisor Dividend Growth Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL B	9.75%	17.10%
Fidelity Adv Dividend Growth - CL B (incl. contingent deferred sales charge)	4.75%	13.10%
S&P 500	-4.22%	9.83%
Growth Funds Average	-1.25%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL B	9.75%	8.54%
Fidelity Adv Dividend Growth - CL B (incl. contingent deferred sales charge)	4.75%	6.60%
S&P 500	-4.22%	4.99%
Growth Funds Average	-1.25%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dividend Growth Fund - Class B on December 28, 1998, when the fund started. As the chart shows, by November 30, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $11,310 - a 13.10% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,983 - a 9.83% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total return for the large-cap value funds average was, 0.81%. The one year cumulative and average annual total return for the large-cap supergroup average was -2.87%.

Annual Report

Fidelity Advisor Dividend Growth Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL C	9.74%	17.20%
Fidelity Adv Dividend Growth - CL C (incl. contingent deferred sales charge)	8.74%	17.20%
S&P 500	-4.22%	9.83%
Growth Funds Average	-1.25%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - CL C	9.74%	8.59%
Fidelity Adv Dividend Growth - CL C (incl. contingent deferred sales charge)	8.74%	8.59%
S&P 500	-4.22%	4.99%
Growth Funds Average	-1.25%	n/a*
Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dividend Growth Fund - Class C on December 28, 1998, when the fund started. As the chart shows, by November 30, 2000, the value of the investment would have grown to $11,720 - a 17.20% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,983 - a 9.83% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total return for the large-cap value funds average was, 0.81%. The one year cumulative and average annual total return for the large-cap supergroup average was -2.87%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Charles Mangum, Portfolio Manager of Fidelity Advisor Dividend Growth Fund

Q. How did the fund perform, Charles?

A. For the 12 months that ended November 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 10.52%, 10.35%, 9.75% and 9.74%, respectively. These returns beat the Standard & Poor's 500 Index, which returned -4.22% during the period, as well as the growth funds average, which returned -1.25% according to Lipper Inc.

Q. How would you characterize the fund's performance during the period?

A. Considering the uncertainty that pervaded the market, I'd say it was respectable. Unlike last year - when technology stocks could do no wrong - this past period was a good one for stable growth stocks. Specifically, the fund's investments in both the health and finance sectors picked up steam following the technology slowdown in March. Another positive performance factor was the fund's sector positioning relative to both the S&P 500 and its Lipper group. For example, an underweighting in technology stocks helped significantly, as did an overweighting in health stocks.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was your strategy in terms of technology stocks?

A. I continued to search for high-quality market leaders with proven earnings growth track records. One example was EMC, a Massachusetts-based data storage company that had a phenomenal year. I also tried to upgrade the fund's technology investments in the aftermath of the sector's decline, and one stock that caught my eye was Sun Microsystems. I felt the company was in a solid position to gain market share with its Unix operating systems, so I added to the fund's stake considerably. On the other hand, my outlook for strong PC demand backfired on me. Demand was much weaker than I had anticipated, and the fund's positions in Dell and Microsoft suffered the consequences.

Q. Six of the fund's 10 best-performing stocks fell into the stable growth categories of health and finance . . .

A. Not surprisingly, stable growth stocks began popping up on more radar screens in March and April following the technology sell-off. Health stocks - particularly those of companies operating in the pharmaceuticals industry - had a tremendous run. The fund's best performer for the period in this sector was Cardinal Health, a wholesale distributor of pharmaceuticals and a service provider to the pharmaceutical industry. Other top health performers included leading pharmaceutical names such as Eli Lilly - which capitalized on excitement over its new sepsis drug - as well as Schering-Plough and Bristol-Myers Squibb. On the finance side, the fund's top-performing stock was Fannie Mae. Much of Fannie's strong performance came during the final two months of the period. The mortgage lender had fallen under considerable political scrutiny by those concerned with the amount of debt it was carrying. After Fannie added more regulatory oversight controls, the scrutiny subsided and the stock took off. I also continued to focus on fee-based banks such as PNC Financial and regional lenders such as Comerica, both of which contributed positively. Additionally, the fund's investments in insurance stocks worked out well, as several names - most notably the Hartford Group - benefited from improving pricing trends in the property and casualty area. At the close of the period, the fund's health and finance holdings accounted for around 36% of its total assets.

Q. What other investments performed well during the period? Which were disappointing?

A. Cordant Technologies, a leading player in the defense and aerospace industry, got a nice performance boost after it was acquired by Alcoa during the period. Subpar performers included Lucent Technologies, which missed a key product cycle, and Computer Associates, a software maker that had difficulty rebounding from the technology correction in March.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook, Charles?

A. Market uncertainty is good for stable growth stocks. Any time there's a sense of uncertainty in the market, investors tend to bid up health and finance stocks. As we wind down 2000 and enter 2001, there's still plenty of uncertainty to go around. There are many unknowns remaining in the technology sector, and everyone's waiting to see if the initial signs of an economic slowdown are temporary or here to stay. As such, my emphasis on stable growth sectors could bode well over the near term. In any event, one thing that is certain is that I'll be on the lookout for good growth prospects at reasonable prices.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

.

Fund Facts

Goal: seeks capital appreciation

Start date: December 28, 1998

Size: as of November 30, 2000, more than $856 million

Manager: Charles Mangum, since inception; joined Fidelity in 1990

3

Charles Mangum covers more ground:

Media and leisure stocks: "I doubled the fund's exposure to this group during the period, with much of that increase coming from one stock. Clear Channel Communications owns and operates a number of radio stations across the country and also is involved in outdoor advertising. The stock hasn't done well since I've owned it, but I'm optimistic going forward."

Retail: "The fund's retail-related positions, meanwhile, fell from approximately 10% of the portfolio to around 4% during the period. This was mostly attributable to a slowing economy, but also spoke to the fact that leading names such as Home Depot and Wal-Mart had reached extremely high valuations. Also, my timing was bad with respect to several of the fund's department store stocks, including Saks and Federated Stores. In retrospect, I held onto these names too long, then sold them too close to the bottom."

Re-insurers: "Good pricing trends helped several of the fund's re-insurance stocks - including XL Capital, ACE Ltd., Partner Re and Renaissance Re - perform well during the period. Re-insurers provide an extra layer of insurance coverage and help to create a more stable operating environment for the traditional property and casualty insurers."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	7.1	7.1
Schering-Plough Corp.	6.2	5.5
Fannie Mae	6.0	4.6
Clear Channel Communications, Inc.	4.3	0.7
Cisco Systems, Inc.	3.5	2.8
Bristol-Myers Squibb Co.	3.4	0.6
Conoco, Inc. Class B	3.3	2.2
General Electric Co.	2.6	3.2
Comerica, Inc.	2.5	2.6
PNC Financial Services Group, Inc.	2.4	0.6
	41.3
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	19.2	22.4
Finance	18.1	17.8
Health	17.7	19.9
Media & Leisure	8.5	3.9
Industrial Machinery & Equipment	6.5	4.4
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 90.7%		Stocks 97.0%
	Convertible Securities 1.1%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 8.2%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	1.9%	** Foreign investments	3.6%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 90.7%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 2.3%
Aerospace & Defense - 1.6%
Honeywell International, Inc.	260,000	$ 12,675,000
Textron, Inc.	13,300	673,313
		13,348,313
Ship Building & Repair - 0.7%
General Dynamics Corp.	82,120	6,261,650
TOTAL AEROSPACE & DEFENSE		19,609,963
BASIC INDUSTRIES - 1.6%
Chemicals & Plastics - 1.0%
Dow Chemical Co.	79,800	2,438,888
E.I. du Pont de Nemours and Co.	85,600	3,621,950
FMC Corp. (a)	8,200	556,575
Newell Rubbermaid, Inc.	30,930	601,202
Praxair, Inc.	47,700	1,714,219
		8,932,834
Metals & Mining - 0.4%
Alcoa, Inc.	109,040	3,073,565
Paper & Forest Products - 0.2%
International Paper Co.	13,300	450,538
Temple-Inland, Inc.	30,000	1,380,000
		1,830,538
TOTAL BASIC INDUSTRIES		13,836,937
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.2%
Masco Corp.	60,930	1,176,711
York International Corp.	21,300	556,463
		1,733,174
ENERGY - 6.4%
Energy Services - 0.7%
Global Marine, Inc. (a)	195,420	4,287,026
Halliburton Co.	53,780	1,794,908
		6,081,934
Oil & Gas - 5.7%
Conoco, Inc. Class B	1,099,800	27,563,738
Cooper Cameron Corp. (a)	14,800	802,900
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Devon Energy Corp.	139,211	$ 6,856,142
Exxon Mobil Corp.	147,585	12,987,480
		48,210,260
TOTAL ENERGY		54,292,194
FINANCE - 17.9%
Banks - 6.3%
Bank of New York Co., Inc.	27,200	1,501,100
Chase Manhattan Corp.	178,300	6,574,813
Comerica, Inc.	415,270	21,619,994
FleetBoston Financial Corp.	39,930	1,497,375
PNC Financial Services Group, Inc.	311,600	20,721,400
Synovus Finanical Corp.	109,600	2,424,900
		54,339,582
Credit & Other Finance - 1.5%
Associates First Capital Corp. Class A	60,950	2,152,297
Citigroup, Inc.	110,986	5,528,490
Household International, Inc.	103,060	5,140,118
		12,820,905
Federal Sponsored Credit - 6.0%
Fannie Mae	645,300	50,978,700
Insurance - 3.7%
AFLAC, Inc.	18,700	1,316,013
Allmerica Financial Corp.	112,900	7,006,856
American International Group, Inc.	7,192	697,175
ChoicePoint, Inc. (a)	94,800	4,988,850
CIGNA Corp.	18,900	2,490,075
Everest Re Group Ltd.	28,800	1,733,400
Hartford Financial Services Group, Inc.	63,000	4,457,250
MetLife, Inc.	99,500	2,947,688
MGIC Investment Corp.	36,230	2,282,490
PartnerRe Ltd.	26,700	1,408,425
RenaissanceRe Holdings Ltd.	17,400	1,261,500
The Chubb Corp.	4,000	326,000
XL Capital Ltd. Class A	12,000	957,750
		31,873,472
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Securities Industry - 0.4%
Charles Schwab Corp.	69,990	$ 1,937,848
Morgan Stanley Dean Witter & Co.	24,180	1,532,408
		3,470,256
TOTAL FINANCE		153,482,915
HEALTH - 17.7%
Drugs & Pharmaceuticals - 10.6%
Bristol-Myers Squibb Co.	424,860	29,448,109
Eli Lilly & Co.	89,700	8,403,769
Schering-Plough Corp.	942,960	52,864,695
		90,716,573
Medical Equipment & Supplies - 7.1%
Cardinal Health, Inc.	605,170	60,479,165
Johnson & Johnson	10	1,000
		60,480,165
TOTAL HEALTH		151,196,738
INDUSTRIAL MACHINERY & EQUIPMENT - 6.5%
Electrical Equipment - 3.3%
Emerson Electric Co.	43,100	3,140,913
General Electric Co.	452,220	22,413,154
Koninklijke Philips Electronics NV sponsored ADR	81,652	2,679,206
		28,233,273
Industrial Machinery & Equipment - 3.2%
Caterpillar, Inc.	68,300	2,685,044
Illinois Tool Works, Inc.	30,500	1,717,531
Ingersoll-Rand Co.	224,500	9,036,125
Parker-Hannifin Corp.	154,600	5,981,088
Tyco International Ltd.	151,800	8,007,450
		27,427,238
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		55,660,511
MEDIA & LEISURE - 7.7%
Broadcasting - 5.1%
AT&T Corp. - Liberty Media Group Class A (a)	81,700	1,108,056
Clear Channel Communications, Inc. (a)	734,500	37,092,250
Entercom Communications Corp. Class A (a)	56,700	1,672,650
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Broadcasting - continued
Radio One, Inc. Class D (non-vtg.) (a)	69,000	$ 724,500
Time Warner, Inc.	55,791	3,459,042
		44,056,498
Entertainment - 0.9%
Carnival Corp.	39,700	900,694
Viacom, Inc. Class B (non-vtg.) (a)	124,350	6,357,394
		7,258,088
Restaurants - 1.7%
Jack in the Box, Inc. (a)	75,800	2,046,600
McDonald's Corp.	36,780	1,172,363
Papa John's International, Inc. (a)	62,800	1,668,125
Tricon Global Restaurants, Inc. (a)	167,900	6,044,400
Wendy's International, Inc.	143,000	3,843,125
		14,774,613
TOTAL MEDIA & LEISURE		66,089,199
NONDURABLES - 2.8%
Beverages - 0.9%
The Coca-Cola Co.	115,400	7,226,925
Foods - 0.4%
Quaker Oats Co.	29,420	2,557,701
Wm. Wrigley Jr. Co.	12,800	1,162,400
		3,720,101
Household Products - 0.7%
Clorox Co.	14,280	638,138
Colgate-Palmolive Co.	21,600	1,269,000
Gillette Co.	46,920	1,589,415
Procter & Gamble Co.	34,620	2,592,173
		6,088,726
Tobacco - 0.8%
Philip Morris Companies, Inc.	185,720	7,092,183
TOTAL NONDURABLES		24,127,935
RETAIL & WHOLESALE - 3.5%
Apparel Stores - 0.0%
Gap, Inc.	7,275	181,420
Common Stocks - continued
	Shares	Value (Note 1)
RETAIL & WHOLESALE - continued
General Merchandise Stores - 1.2%
Target Corp.	59,520	$ 1,789,320
Wal-Mart Stores, Inc.	160,120	8,356,263
		10,145,583
Grocery Stores - 0.2%
Albertson's, Inc.	15,900	406,444
Safeway, Inc. (a)	30,000	1,768,125
		2,174,569
Retail & Wholesale, Miscellaneous - 2.1%
Alberto-Culver Co.:
Class A	13,190	391,578
Class B	262,000	9,595,750
Home Depot, Inc.	178,395	6,990,854
Lowe's Companies, Inc.	14,330	574,096
Staples, Inc. (a)	21,000	252,000
		17,804,278
TOTAL RETAIL & WHOLESALE		30,305,850
SERVICES - 0.1%
Robert Half International, Inc. (a)	16,200	483,975
TECHNOLOGY - 19.1%
Communications Equipment - 5.9%
Ciena Corp. (a)	20,000	1,518,750
Cisco Systems, Inc. (a)	619,260	29,647,073
Comverse Technology, Inc. (a)	40,500	3,490,594
Corning, Inc.	44,900	2,626,650
Lucent Technologies, Inc.	40,000	622,500
Nokia AB sponsored ADR	89,100	3,809,025
Nortel Networks Corp.	141,600	5,345,400
Tellabs, Inc. (a)	64,100	3,397,300
		50,457,292
Computer Services & Software - 4.1%
Apropos Technology, Inc.	100	556
Automatic Data Processing, Inc.	13,200	871,200
Cadence Design Systems, Inc. (a)	23,700	555,469
Computer Associates International, Inc.	236,500	6,178,563
Computer Sciences Corp. (a)	28,600	1,950,163
Electronic Data Systems Corp.	150,700	7,977,681
J.D. Edwards & Co. (a)	34,800	883,050
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computer Services & Software - continued
Microsoft Corp. (a)	155,780	$ 8,937,878
NCR Corp. (a)	106,400	5,027,400
Oracle Corp. (a)	110,000	2,915,000
		35,296,960
Computers & Office Equipment - 6.0%
Compaq Computer Corp.	97,500	2,096,250
Dell Computer Corp. (a)	240,100	4,621,925
EMC Corp. (a)	71,200	5,295,500
Gateway, Inc. (a)	41,000	779,000
Hewlett-Packard Co.	68,300	2,159,988
International Business Machines Corp.	111,100	10,387,850
Juniper Networks, Inc. (a)	10,000	1,246,250
Lexmark International Group, Inc. Class A (a)	73,300	3,371,800
SCI Systems, Inc. (a)	70,400	1,887,600
Sun Microsystems, Inc. (a)	256,900	19,540,456
		51,386,619
Electronic Instruments - 0.4%
LAM Research Corp. (a)	89,900	1,348,500
Novellus Systems, Inc. (a)	60,000	1,556,250
Teradyne, Inc. (a)	14,400	432,900
		3,337,650
Electronics - 2.7%
Altera Corp. (a)	151,800	3,633,713
Intel Corp.	133,560	5,083,628
JDS Uniphase Corp. (a)	33,500	1,677,094
Linear Technology Corp.	65,900	3,117,894
Micron Technology, Inc. (a)	20,000	630,000
Solectron Corp. (a)	18,800	526,400
Texas Instruments, Inc.	231,060	8,621,426
		23,290,155
TOTAL TECHNOLOGY		163,768,676
TRANSPORTATION - 1.0%
Railroads - 1.0%
Burlington Northern Santa Fe Corp.	327,310	8,285,034
UTILITIES - 3.9%
Cellular - 0.1%
QUALCOMM, Inc. (a)	5,900	473,475
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - 3.8%
AT&T Corp.	120,016	$ 2,355,314
BellSouth Corp.	158,300	6,618,919
Qwest Communications International, Inc. (a)	95,905	3,620,414
SBC Communications, Inc.	280,109	15,388,488
Sprint Corp. - FON Group	98,700	2,270,100
Verizon Communications	6,480	364,095
WorldCom, Inc. (a)	160,345	2,395,153
		33,012,483
TOTAL UTILITIES		33,485,958
TOTAL COMMON STOCKS (Cost $701,651,112)		776,359,059
Convertible Preferred Stocks - 1.0%

FINANCE - 0.2%
Credit & Other Finance - 0.2%
Caremark Rx Capital Trust I $3.50 (c)	25,700	2,011,025
MEDIA & LEISURE - 0.8%
Broadcasting - 0.8%
Comcast Corp. $1.63 ZONES (a)	28,500	1,339,500
Radio One, Inc.:
$65.00 (c)	5,800	4,495,000
$65.00	800	620,000
		6,454,500
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $7,377,394)		8,465,525
Convertible Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount
TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Corning, Inc. 0% 11/8/15 (Cost $1,337,085)	A2	$ 1,800,000	1,307,250
Cash Equivalents - 9.1%
	Shares		Value (Note 1)
Fidelity Cash Central Fund, 6.57% (b) (Cost $78,023,525)	78,023,525		$ 78,023,525
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $788,389,116)			864,155,359
NET OTHER ASSETS - (0.9)%			(7,828,790)
NET ASSETS - 100%		$ 856,326,569
Security Type Abbreviations
ZONES		-	Zero Premium Option Exchangeable Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,506,025 or 0.8% of net assets.

Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income
tax purposes was $796,419,108. Net unrealized appreciation aggregated $67,736,251, of which $125,534,760 related to appreciated investment securities and $57,798,509 related to depreciated investment securities.

At November 30, 2000, the fund had a capital loss carryforward of approximately $13,137,000 of which $11,880,000 and $1,257,000 will expire on November 30, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (cost $788,389,116) - See accompanying schedule		$ 864,155,359
Cash		720,000
Receivable for investments sold		16,208,577
Receivable for fund shares sold		8,028,725
Dividends receivable		643,567
Interest receivable		365,774
Total assets		890,122,002
Liabilities
Payable for investments purchased	$ 19,468,875
Payable for fund shares redeemed	880,579
Accrued management fee	407,319
Distribution fees payable	505,992
Other payables and accrued expenses	223,768
Collateral on securities loaned, at value	12,308,900
Total liabilities		33,795,433
Net Assets		$ 856,326,569
Net Assets consist of:
Paid in capital		$ 802,569,399
Accumulated net investment (loss)		(44,503)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,964,581)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		75,766,254
Net Assets		$ 856,326,569

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($47,961,991 ÷ 4,042,203 shares)	$11.87
Maximum offering price per share (100/94.25 of $11.87)	$12.59
Class T: Net Asset Value and redemption price per share ($323,445,002 ÷ 27,349,737 shares)	$11.83
Maximum offering price per share (100/96.50 of $11.83)	$12.26
Class B: Net Asset Value and offering price per share ($274,289,066 ÷ 23,423,831 shares) A	$11.71
Class C: Net Asset Value and offering price per share ($161,790,608 ÷ 13,804,677 shares) A	$11.72
Institutional Class: Net Asset Value, offering price and redemption price per share ($48,839,902 ÷ 4,088,244 shares)	$11.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Dividends		$ 7,836,074
Interest		1,525,067
Security lending		16,644
Total income		9,377,785
Expenses
Management fee	$ 4,208,927
Transfer agent fees	1,765,962
Distribution fees	5,392,144
Accounting and security lending fees	228,911
Non-interested trustees' compensation	2,365
Custodian fees and expenses	25,688
Registration fees	129,229
Audit	26,618
Legal	2,685
Interest	2,081
Miscellaneous	13,661
Total expenses before reductions	11,798,271
Expense reductions	(198,721)	11,599,550
Net investment income (loss)		(2,221,765)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,146,810)
Foreign currency transactions	1,082	(1,145,728)
Change in net unrealized appreciation (depreciation) on:
Investment securities	59,722,452
Assets and liabilities in foreign currencies	889	59,723,341
Net gain (loss)		58,577,613
Net increase (decrease) in net assets resulting from operations		$ 56,355,848

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	December 28, 1998 (commencement of operations) to November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (2,221,765)	$ (1,371,381)
Net realized gain (loss)	(1,145,728)	(20,143,857)
Change in net unrealized appreciation (depreciation)	59,723,341	16,042,913
Net increase (decrease) in net assets resulting from operations	56,355,848	(5,472,325)
Share transactions - net increase (decrease)	15,061,594	790,381,452
Total increase (decrease) in net assets	71,417,442	784,909,127
Net Assets
Beginning of period	784,909,127	-
End of period (including accumulated net investment loss of $44,503 and $0, respectively)	$ 856,326,569	$ 784,909,127

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 10.00
Income from Investment Operations
Net investment income D	.02	.01
Net realized and unrealized gain (loss)	1.11	.73 G
Total from investment operations	1.13	.74
Net asset value, end of period	$ 11.87	$ 10.74
Total Return B, C	10.52%	7.40%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 47,962	$ 45,146
Ratio of expenses to average net assets	1.16%	1.25% A
Ratio of expenses to average net assets after expense reductions	1.13% F	1.23% A, F
Ratio of net investment income to average net assets	.15%	.10% A
Portfolio turnover	107%	67% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)	(.01)
Net realized and unrealized gain (loss)	1.12	.73 G
Total from investment operations	1.11	.72
Net asset value, end of period	$ 11.83	$ 10.72
Total Return B, C	10.35%	7.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 323,445	$ 286,044
Ratio of expenses to average net assets	1.38%	1.46% A
Ratio of expenses to average net assets after expense reductions	1.35% F	1.45% A, F
Ratio of net investment income (loss) to average net assets	(.07)%	(.12)% A
Portfolio turnover	107%	67% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.67	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.06)	(.06)
Net realized and unrealized gain (loss)	1.10	.73 G
Total from investment operations	1.04	.67
Net asset value, end of period	$ 11.71	$ 10.67
Total Return B, C	9.75%	6.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 274,289	$ 271,504
Ratio of expenses to average net assets	1.89%	1.97% A
Ratio of expenses to average net assets after expense reductions	1.86% F	1.96% A, F
Ratio of net investment income (loss) to average net assets	(.58)%	(.63)% A
Portfolio turnover	107%	67% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.68	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.06)	(.06)
Net realized and unrealized gain (loss)	1.10	.74 G
Total from investment operations	1.04	.68
Net asset value, end of period	$ 11.72	$ 10.68
Total Return B, C	9.74%	6.80%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 161,791	$ 156,269
Ratio of expenses to average net assets	1.86%	1.96% A
Ratio of expenses to average net assets after expense reductions	1.83% F	1.94% A, F
Ratio of net investment income (loss) to average net assets	(.55)%	(.61)% A
Portfolio turnover	107%	67% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.77	$ 10.00
Income from Investment Operations
Net investment income D	.06	.04
Net realized and unrealized gain (loss)	1.12	.73 G
Total from investment operations	1.18	.77
Net asset value, end of period	$ 11.95	$ 10.77
Total Return B, C	10.96%	7.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 48,840	$ 25,947
Ratio of expenses to average net assets	.81%	.95% A
Ratio of expenses to average net assets after expense reductions	.78% F	.93% A, F
Ratio of net investment income to average net assets	.50%	.40% A
Portfolio turnover	107%	67% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Dividend Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, contingent interest, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $764,487,934 and $781,352,510, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-
adviser for the funds. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00% *
Class C	1.00% *

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 105,367	$ 30
Class T	1,303,718	1,315
Class B	2,506,484	1,880,261
Class C	1,476,575	979,930
	$ 5,392,144	$ 2,861,536

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 153,982	$ 64,745
Class T	522,964	134,286
Class B	865,223	865,223 *
Class C	126,713	126,713 *
	$ 1,668,882	$ 1,190,967

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 116,997.28
Class T	630,477.24
Class B	632,898.25
Class C	332,197.22
Institutional Class	53,393.17
	$ 1,765,962

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $53,494 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $11,436,693. The fund received cash collateral of $12,308,900 which was invested in cash equivalents.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,489,600. The weighted average interest rate was 6.0%. At period end there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $196,391 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $2,330 under this arrangement.

8. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 11% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999 A	2000	1999 A

Class A Shares sold	1,846,870	4,960,844	$ 20,895,268	$ 53,691,700
Shares redeemed	(2,009,654)	(755,857)	(21,688,818)	(8,269,214)
Net increase (decrease)	(162,784)	4,204,987	$ (793,550)	$ 45,422,486
Class T Shares sold	16,010,535	32,245,131	$ 182,979,819	$ 347,975,055
Shares redeemed	(15,337,619)	(5,568,310)	(164,695,076)	(59,903,456)
Net increase (decrease)	672,916	26,676,821	$ 18,284,743	$ 288,071,599
Class B Shares sold	7,635,863	27,253,818	$ 85,911,308	$ 292,988,178
Shares redeemed	(9,651,146)	(1,814,704)	(103,086,135)	(19,340,195)
Net increase (decrease)	(2,015,283)	25,439,114	$ (17,174,827)	$ 273,647,983
Class C Shares sold	6,972,243	16,009,272	$ 78,175,214	$ 172,895,905
Shares redeemed	(7,798,603)	(1,378,235)	(84,102,081)	(14,817,694)
Net increase (decrease)	(826,360)	14,631,037	$ (5,926,867)	$ 158,078,211
Institutional Class Shares sold	2,922,824	3,322,683	$ 34,206,640	$ 34,793,729
Shares redeemed	(1,243,408)	(913,855)	(13,534,545)	(9,632,556)
Net increase (decrease)	1,679,416	2,408,828	$ 20,672,095	$ 25,161,173

C Share transactions for the period December 28, 1998 (commencement of sale of shares) to November 30, 2000

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 12, 2001

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Charles A. Mangum, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

* Independent trustees

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ADGF-ANN-0101 122504
1.733548.101

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Dividend Growth

Fund - Institutional Class

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent Accountants	35	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Dividend Growth Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - Inst CL	10.96%	19.50%
S&P 500	-4.22%	9.83%
Growth Funds Average	-1.25%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dividend Growth - Inst CL	10.96%	9.69%
S&P 500	-4.22%	4.99%
Growth Funds Average	-1.25%	n/a*

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Dividend Growth Fund - Institutional Class on December 28, 1998, when the fund started. As the chart shows, by November 30, 2000, the value of the investment would have grown to $11,950 - a 19.50% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,983 - a 9.83% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total return for the large-cap value funds average was, 0.81%. The one year cumulative and average annual total return for the large-cap supergroup average was -2.87%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Charles Mangum, Portfolio Manager of Fidelity Advisor Dividend Growth Fund

Q. How did the fund perform, Charles?

A. For the 12 months that ended November 30, 2000, the fund's Institutional Class shares returned 10.96%. This beat the Standard & Poor's 500 Index, which returned -4.22% during the period, as well as the growth funds average, which returned -1.25% according to Lipper Inc.

Q. How would you characterize the fund's performance during the period?

A. Considering the uncertainty that pervaded the market, I'd say it was respectable. Unlike last year - when technology stocks could do no wrong - this past period was a good one for stable growth stocks. Specifically, the fund's investments in both the health and finance sectors picked up steam following the technology slowdown in March. Another positive performance factor was the fund's sector positioning relative to both the S&P 500 and its Lipper group. For example, an underweighting in technology stocks helped significantly, as did an overweighting in health stocks.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was your strategy in terms of technology stocks?

A. I continued to search for high-quality market leaders with proven earnings growth track records. One example was EMC, a Massachusetts-based data storage company that had a phenomenal year. I also tried to upgrade the fund's technology investments in the aftermath of the sector's decline, and one stock that caught my eye was Sun Microsystems. I felt the company was in a solid position to gain market share with its Unix operating systems, so I added to the fund's stake considerably. On the other hand, my outlook for strong PC demand backfired on me. Demand was much weaker than I had anticipated, and the fund's positions in Dell and Microsoft suffered the consequences.

Q. Six of the fund's 10 best-performing stocks fell into the stable growth categories of health and finance . . .

A. Not surprisingly, stable growth stocks began popping up on more radar screens in March and April following the technology sell-off. Health stocks - particularly those of companies operating in the pharmaceuticals industry - had a tremendous run. The fund's best performer for the period in this sector was Cardinal Health, a wholesale distributor of pharmaceuticals and a service provider to the pharmaceutical industry. Other top health performers included leading pharmaceutical names such as Eli Lilly - which capitalized on excitement over its new sepsis drug - as well as Schering-Plough and Bristol-Myers Squibb. On the finance side, the fund's top-performing stock was Fannie Mae. Much of Fannie's strong performance came during the final two months of the period. The mortgage lender had fallen under considerable political scrutiny by those concerned with the amount of debt it was carrying. After Fannie added more regulatory oversight controls, the scrutiny subsided and the stock took off. I also continued to focus on fee-based banks such as PNC Financial and regional lenders such as Comerica, both of which contributed positively. Additionally, the fund's investments in insurance stocks worked out well, as several names - most notably the Hartford Group - benefited from improving pricing trends in the property and casualty area. At the close of the period, the fund's health and finance holdings accounted for around 36% of its total assets.

Q. What other investments performed well during the period? Which were disappointing?

A. Cordant Technologies, a leading player in the defense and aerospace industry, got a nice performance boost after it was acquired by Alcoa during the period. Subpar performers included Lucent Technologies, which missed a key product cycle, and Computer Associates, a software maker that had difficulty rebounding from the technology correction in March.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook, Charles?

A. Market uncertainty is good for stable growth stocks. Any time there's a sense of uncertainty in the market, investors tend to bid up health and finance stocks. As we wind down 2000 and enter 2001, there's still plenty of uncertainty to go around. There are many unknowns remaining in the technology sector, and everyone's waiting to see if the initial signs of an economic slowdown are temporary or here to stay. As such, my emphasis on stable growth sectors could bode well over the near term. In any event, one thing that is certain is that I'll be on the lookout for good growth prospects at reasonable prices.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: December 28, 1998

Size: as of November 30, 2000, more than $856 million

Manager: Charles Mangum, since inception; joined Fidelity in 1990

3

Charles Mangum covers more ground:

Media and leisure stocks: "I doubled the fund's exposure to this group during the period, with much of that increase coming from one stock. Clear Channel Communications owns and operates a number of radio stations across the country and also is involved in outdoor advertising. The stock hasn't done well since I've owned it, but I'm optimistic going forward."

Retail: "The fund's retail-related positions, meanwhile, fell from approximately 10% of the portfolio to around 4% during the period. This was mostly attributable to a slowing economy, but also spoke to the fact that leading names such as Home Depot and Wal-Mart had reached extremely high valuations. Also, my timing was bad with respect to several of the fund's department store stocks, including Saks and Federated Stores. In retrospect, I held onto these names too long, then sold them too close to the bottom."

Re-insurers: "Good pricing trends helped several of the fund's re-insurance stocks - including XL Capital, ACE Ltd., Partner Re and Renaissance Re - perform well during the period. Re-insurers provide an extra layer of insurance coverage and help to create a more stable operating environment for the traditional property and casualty insurers."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Cardinal Health, Inc.	7.1	7.1
Schering-Plough Corp.	6.2	5.5
Fannie Mae	6.0	4.6
Clear Channel Communications, Inc.	4.3	0.7
Cisco Systems, Inc.	3.5	2.8
Bristol-Myers Squibb Co.	3.4	0.6
Conoco, Inc. Class B	3.3	2.2
General Electric Co.	2.6	3.2
Comerica, Inc.	2.5	2.6
PNC Financial Services Group, Inc.	2.4	0.6
	41.3
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	19.2	22.4
Finance	18.1	17.8
Health	17.7	19.9
Media & Leisure	8.5	3.9
Industrial Machinery & Equipment	6.5	4.4
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 90.7%		Stocks 97.0%
	Convertible Securities 1.1%		Convertible Securities 0.2%
	Short-Term Investments and Net Other Assets 8.2%		Short-Term Investments and Net Other Assets 2.8%
* Foreign investments	1.9%	** Foreign investments	3.6%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 90.7%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 2.3%
Aerospace & Defense - 1.6%
Honeywell International, Inc.	260,000	$ 12,675,000
Textron, Inc.	13,300	673,313
		13,348,313
Ship Building & Repair - 0.7%
General Dynamics Corp.	82,120	6,261,650
TOTAL AEROSPACE & DEFENSE		19,609,963
BASIC INDUSTRIES - 1.6%
Chemicals & Plastics - 1.0%
Dow Chemical Co.	79,800	2,438,888
E.I. du Pont de Nemours and Co.	85,600	3,621,950
FMC Corp. (a)	8,200	556,575
Newell Rubbermaid, Inc.	30,930	601,202
Praxair, Inc.	47,700	1,714,219
		8,932,834
Metals & Mining - 0.4%
Alcoa, Inc.	109,040	3,073,565
Paper & Forest Products - 0.2%
International Paper Co.	13,300	450,538
Temple-Inland, Inc.	30,000	1,380,000
		1,830,538
TOTAL BASIC INDUSTRIES		13,836,937
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.2%
Masco Corp.	60,930	1,176,711
York International Corp.	21,300	556,463
		1,733,174
ENERGY - 6.4%
Energy Services - 0.7%
Global Marine, Inc. (a)	195,420	4,287,026
Halliburton Co.	53,780	1,794,908
		6,081,934
Oil & Gas - 5.7%
Conoco, Inc. Class B	1,099,800	27,563,738
Cooper Cameron Corp. (a)	14,800	802,900
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Devon Energy Corp.	139,211	$ 6,856,142
Exxon Mobil Corp.	147,585	12,987,480
		48,210,260
TOTAL ENERGY		54,292,194
FINANCE - 17.9%
Banks - 6.3%
Bank of New York Co., Inc.	27,200	1,501,100
Chase Manhattan Corp.	178,300	6,574,813
Comerica, Inc.	415,270	21,619,994
FleetBoston Financial Corp.	39,930	1,497,375
PNC Financial Services Group, Inc.	311,600	20,721,400
Synovus Finanical Corp.	109,600	2,424,900
		54,339,582
Credit & Other Finance - 1.5%
Associates First Capital Corp. Class A	60,950	2,152,297
Citigroup, Inc.	110,986	5,528,490
Household International, Inc.	103,060	5,140,118
		12,820,905
Federal Sponsored Credit - 6.0%
Fannie Mae	645,300	50,978,700
Insurance - 3.7%
AFLAC, Inc.	18,700	1,316,013
Allmerica Financial Corp.	112,900	7,006,856
American International Group, Inc.	7,192	697,175
ChoicePoint, Inc. (a)	94,800	4,988,850
CIGNA Corp.	18,900	2,490,075
Everest Re Group Ltd.	28,800	1,733,400
Hartford Financial Services Group, Inc.	63,000	4,457,250
MetLife, Inc.	99,500	2,947,688
MGIC Investment Corp.	36,230	2,282,490
PartnerRe Ltd.	26,700	1,408,425
RenaissanceRe Holdings Ltd.	17,400	1,261,500
The Chubb Corp.	4,000	326,000
XL Capital Ltd. Class A	12,000	957,750
		31,873,472
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Securities Industry - 0.4%
Charles Schwab Corp.	69,990	$ 1,937,848
Morgan Stanley Dean Witter & Co.	24,180	1,532,408
		3,470,256
TOTAL FINANCE		153,482,915
HEALTH - 17.7%
Drugs & Pharmaceuticals - 10.6%
Bristol-Myers Squibb Co.	424,860	29,448,109
Eli Lilly & Co.	89,700	8,403,769
Schering-Plough Corp.	942,960	52,864,695
		90,716,573
Medical Equipment & Supplies - 7.1%
Cardinal Health, Inc.	605,170	60,479,165
Johnson & Johnson	10	1,000
		60,480,165
TOTAL HEALTH		151,196,738
INDUSTRIAL MACHINERY & EQUIPMENT - 6.5%
Electrical Equipment - 3.3%
Emerson Electric Co.	43,100	3,140,913
General Electric Co.	452,220	22,413,154
Koninklijke Philips Electronics NV sponsored ADR	81,652	2,679,206
		28,233,273
Industrial Machinery & Equipment - 3.2%
Caterpillar, Inc.	68,300	2,685,044
Illinois Tool Works, Inc.	30,500	1,717,531
Ingersoll-Rand Co.	224,500	9,036,125
Parker-Hannifin Corp.	154,600	5,981,088
Tyco International Ltd.	151,800	8,007,450
		27,427,238
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		55,660,511
MEDIA & LEISURE - 7.7%
Broadcasting - 5.1%
AT&T Corp. - Liberty Media Group Class A (a)	81,700	1,108,056
Clear Channel Communications, Inc. (a)	734,500	37,092,250
Entercom Communications Corp. Class A (a)	56,700	1,672,650
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Broadcasting - continued
Radio One, Inc. Class D (non-vtg.) (a)	69,000	$ 724,500
Time Warner, Inc.	55,791	3,459,042
		44,056,498
Entertainment - 0.9%
Carnival Corp.	39,700	900,694
Viacom, Inc. Class B (non-vtg.) (a)	124,350	6,357,394
		7,258,088
Restaurants - 1.7%
Jack in the Box, Inc. (a)	75,800	2,046,600
McDonald's Corp.	36,780	1,172,363
Papa John's International, Inc. (a)	62,800	1,668,125
Tricon Global Restaurants, Inc. (a)	167,900	6,044,400
Wendy's International, Inc.	143,000	3,843,125
		14,774,613
TOTAL MEDIA & LEISURE		66,089,199
NONDURABLES - 2.8%
Beverages - 0.9%
The Coca-Cola Co.	115,400	7,226,925
Foods - 0.4%
Quaker Oats Co.	29,420	2,557,701
Wm. Wrigley Jr. Co.	12,800	1,162,400
		3,720,101
Household Products - 0.7%
Clorox Co.	14,280	638,138
Colgate-Palmolive Co.	21,600	1,269,000
Gillette Co.	46,920	1,589,415
Procter & Gamble Co.	34,620	2,592,173
		6,088,726
Tobacco - 0.8%
Philip Morris Companies, Inc.	185,720	7,092,183
TOTAL NONDURABLES		24,127,935
RETAIL & WHOLESALE - 3.5%
Apparel Stores - 0.0%
Gap, Inc.	7,275	181,420
Common Stocks - continued
	Shares	Value (Note 1)
RETAIL & WHOLESALE - continued
General Merchandise Stores - 1.2%
Target Corp.	59,520	$ 1,789,320
Wal-Mart Stores, Inc.	160,120	8,356,263
		10,145,583
Grocery Stores - 0.2%
Albertson's, Inc.	15,900	406,444
Safeway, Inc. (a)	30,000	1,768,125
		2,174,569
Retail & Wholesale, Miscellaneous - 2.1%
Alberto-Culver Co.:
Class A	13,190	391,578
Class B	262,000	9,595,750
Home Depot, Inc.	178,395	6,990,854
Lowe's Companies, Inc.	14,330	574,096
Staples, Inc. (a)	21,000	252,000
		17,804,278
TOTAL RETAIL & WHOLESALE		30,305,850
SERVICES - 0.1%
Robert Half International, Inc. (a)	16,200	483,975
TECHNOLOGY - 19.1%
Communications Equipment - 5.9%
Ciena Corp. (a)	20,000	1,518,750
Cisco Systems, Inc. (a)	619,260	29,647,073
Comverse Technology, Inc. (a)	40,500	3,490,594
Corning, Inc.	44,900	2,626,650
Lucent Technologies, Inc.	40,000	622,500
Nokia AB sponsored ADR	89,100	3,809,025
Nortel Networks Corp.	141,600	5,345,400
Tellabs, Inc. (a)	64,100	3,397,300
		50,457,292
Computer Services & Software - 4.1%
Apropos Technology, Inc.	100	556
Automatic Data Processing, Inc.	13,200	871,200
Cadence Design Systems, Inc. (a)	23,700	555,469
Computer Associates International, Inc.	236,500	6,178,563
Computer Sciences Corp. (a)	28,600	1,950,163
Electronic Data Systems Corp.	150,700	7,977,681
J.D. Edwards & Co. (a)	34,800	883,050
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computer Services & Software - continued
Microsoft Corp. (a)	155,780	$ 8,937,878
NCR Corp. (a)	106,400	5,027,400
Oracle Corp. (a)	110,000	2,915,000
		35,296,960
Computers & Office Equipment - 6.0%
Compaq Computer Corp.	97,500	2,096,250
Dell Computer Corp. (a)	240,100	4,621,925
EMC Corp. (a)	71,200	5,295,500
Gateway, Inc. (a)	41,000	779,000
Hewlett-Packard Co.	68,300	2,159,988
International Business Machines Corp.	111,100	10,387,850
Juniper Networks, Inc. (a)	10,000	1,246,250
Lexmark International Group, Inc. Class A (a)	73,300	3,371,800
SCI Systems, Inc. (a)	70,400	1,887,600
Sun Microsystems, Inc. (a)	256,900	19,540,456
		51,386,619
Electronic Instruments - 0.4%
LAM Research Corp. (a)	89,900	1,348,500
Novellus Systems, Inc. (a)	60,000	1,556,250
Teradyne, Inc. (a)	14,400	432,900
		3,337,650
Electronics - 2.7%
Altera Corp. (a)	151,800	3,633,713
Intel Corp.	133,560	5,083,628
JDS Uniphase Corp. (a)	33,500	1,677,094
Linear Technology Corp.	65,900	3,117,894
Micron Technology, Inc. (a)	20,000	630,000
Solectron Corp. (a)	18,800	526,400
Texas Instruments, Inc.	231,060	8,621,426
		23,290,155
TOTAL TECHNOLOGY		163,768,676
TRANSPORTATION - 1.0%
Railroads - 1.0%
Burlington Northern Santa Fe Corp.	327,310	8,285,034
UTILITIES - 3.9%
Cellular - 0.1%
QUALCOMM, Inc. (a)	5,900	473,475
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - 3.8%
AT&T Corp.	120,016	$ 2,355,314
BellSouth Corp.	158,300	6,618,919
Qwest Communications International, Inc. (a)	95,905	3,620,414
SBC Communications, Inc.	280,109	15,388,488
Sprint Corp. - FON Group	98,700	2,270,100
Verizon Communications	6,480	364,095
WorldCom, Inc. (a)	160,345	2,395,153
		33,012,483
TOTAL UTILITIES		33,485,958
TOTAL COMMON STOCKS (Cost $701,651,112)		776,359,059
Convertible Preferred Stocks - 1.0%

FINANCE - 0.2%
Credit & Other Finance - 0.2%
Caremark Rx Capital Trust I $3.50 (c)	25,700	2,011,025
MEDIA & LEISURE - 0.8%
Broadcasting - 0.8%
Comcast Corp. $1.63 ZONES (a)	28,500	1,339,500
Radio One, Inc.:
$65.00 (c)	5,800	4,495,000
$65.00	800	620,000
		6,454,500
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $7,377,394)		8,465,525
Convertible Bonds - 0.1%
Moody's Ratings (unaudited)		Principal Amount
TECHNOLOGY - 0.1%
Communications Equipment - 0.1%
Corning, Inc. 0% 11/8/15 (Cost $1,337,085)	A2	$ 1,800,000	1,307,250
Cash Equivalents - 9.1%
	Shares		Value (Note 1)
Fidelity Cash Central Fund, 6.57% (b) (Cost $78,023,525)	78,023,525		$ 78,023,525
TOTAL INVESTMENT PORTFOLIO - 100.9% (Cost $788,389,116)			864,155,359
NET OTHER ASSETS - (0.9)%			(7,828,790)
NET ASSETS - 100%		$ 856,326,569
Security Type Abbreviations
ZONES		-	Zero Premium Option Exchangeable Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $6,506,025 or 0.8% of net assets.

Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income
tax purposes was $796,419,108. Net unrealized appreciation aggregated $67,736,251, of which $125,534,760 related to appreciated investment securities and $57,798,509 related to depreciated investment securities.

At November 30, 2000, the fund had a capital loss carryforward of approximately $13,137,000 of which $11,880,000 and $1,257,000 will expire on November 30, 2007 and 2008, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (cost $788,389,116) - See accompanying schedule		$ 864,155,359
Cash		720,000
Receivable for investments sold		16,208,577
Receivable for fund shares sold		8,028,725
Dividends receivable		643,567
Interest receivable		365,774
Total assets		890,122,002
Liabilities
Payable for investments purchased	$ 19,468,875
Payable for fund shares redeemed	880,579
Accrued management fee	407,319
Distribution fees payable	505,992
Other payables and accrued expenses	223,768
Collateral on securities loaned, at value	12,308,900
Total liabilities		33,795,433
Net Assets		$ 856,326,569
Net Assets consist of:
Paid in capital		$ 802,569,399
Accumulated net investment (loss)		(44,503)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(21,964,581)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		75,766,254
Net Assets		$ 856,326,569

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($47,961,991 ÷ 4,042,203 shares)	$11.87
Maximum offering price per share (100/94.25 of $11.87)	$12.59
Class T: Net Asset Value and redemption price per share ($323,445,002 ÷ 27,349,737 shares)	$11.83
Maximum offering price per share (100/96.50 of $11.83)	$12.26
Class B: Net Asset Value and offering price per share ($274,289,066 ÷ 23,423,831 shares) A	$11.71
Class C: Net Asset Value and offering price per share ($161,790,608 ÷ 13,804,677 shares) A	$11.72
Institutional Class: Net Asset Value, offering price and redemption price per share ($48,839,902 ÷ 4,088,244 shares)	$11.95

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Dividends		$ 7,836,074
Interest		1,525,067
Security lending		16,644
Total income		9,377,785
Expenses
Management fee	$ 4,208,927
Transfer agent fees	1,765,962
Distribution fees	5,392,144
Accounting and security lending fees	228,911
Non-interested trustees' compensation	2,365
Custodian fees and expenses	25,688
Registration fees	129,229
Audit	26,618
Legal	2,685
Interest	2,081
Miscellaneous	13,661
Total expenses before reductions	11,798,271
Expense reductions	(198,721)	11,599,550
Net investment income (loss)		(2,221,765)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(1,146,810)
Foreign currency transactions	1,082	(1,145,728)
Change in net unrealized appreciation (depreciation) on:
Investment securities	59,722,452
Assets and liabilities in foreign currencies	889	59,723,341
Net gain (loss)		58,577,613
Net increase (decrease) in net assets resulting from operations		$ 56,355,848

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	December 28, 1998 (commencement of operations) to November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (2,221,765)	$ (1,371,381)
Net realized gain (loss)	(1,145,728)	(20,143,857)
Change in net unrealized appreciation (depreciation)	59,723,341	16,042,913
Net increase (decrease) in net assets resulting from operations	56,355,848	(5,472,325)
Share transactions - net increase (decrease)	15,061,594	790,381,452
Total increase (decrease) in net assets	71,417,442	784,909,127
Net Assets
Beginning of period	784,909,127	-
End of period (including accumulated net investment loss of $44,503 and $0, respectively)	$ 856,326,569	$ 784,909,127

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.74	$ 10.00
Income from Investment Operations
Net investment income D	.02	.01
Net realized and unrealized gain (loss)	1.11	.73 G
Total from investment operations	1.13	.74
Net asset value, end of period	$ 11.87	$ 10.74
Total Return B, C	10.52%	7.40%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 47,962	$ 45,146
Ratio of expenses to average net assets	1.16%	1.25% A
Ratio of expenses to average net assets after expense reductions	1.13% F	1.23% A, F
Ratio of net investment income to average net assets	.15%	.10% A
Portfolio turnover	107%	67% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.72	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)	(.01)
Net realized and unrealized gain (loss)	1.12	.73 G
Total from investment operations	1.11	.72
Net asset value, end of period	$ 11.83	$ 10.72
Total Return B, C	10.35%	7.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 323,445	$ 286,044
Ratio of expenses to average net assets	1.38%	1.46% A
Ratio of expenses to average net assets after expense reductions	1.35% F	1.45% A, F
Ratio of net investment income (loss) to average net assets	(.07)%	(.12)% A
Portfolio turnover	107%	67% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.67	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.06)	(.06)
Net realized and unrealized gain (loss)	1.10	.73 G
Total from investment operations	1.04	.67
Net asset value, end of period	$ 11.71	$ 10.67
Total Return B, C	9.75%	6.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 274,289	$ 271,504
Ratio of expenses to average net assets	1.89%	1.97% A
Ratio of expenses to average net assets after expense reductions	1.86% F	1.96% A, F
Ratio of net investment income (loss) to average net assets	(.58)%	(.63)% A
Portfolio turnover	107%	67% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.68	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.06)	(.06)
Net realized and unrealized gain (loss)	1.10	.74 G
Total from investment operations	1.04	.68
Net asset value, end of period	$ 11.72	$ 10.68
Total Return B, C	9.74%	6.80%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 161,791	$ 156,269
Ratio of expenses to average net assets	1.86%	1.96% A
Ratio of expenses to average net assets after expense reductions	1.83% F	1.94% A, F
Ratio of net investment income (loss) to average net assets	(.55)%	(.61)% A
Portfolio turnover	107%	67% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.77	$ 10.00
Income from Investment Operations
Net investment income D	.06	.04
Net realized and unrealized gain (loss)	1.12	.73 G
Total from investment operations	1.18	.77
Net asset value, end of period	$ 11.95	$ 10.77
Total Return B, C	10.96%	7.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 48,840	$ 25,947
Ratio of expenses to average net assets	.81%	.95% A
Ratio of expenses to average net assets after expense reductions	.78% F	.93% A, F
Ratio of net investment income to average net assets	.50%	.40% A
Portfolio turnover	107%	67% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Dividend Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, contingent interest, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated net investment loss and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $764,487,934 and $781,352,510, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-
adviser for the funds. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00% *
Class C	1.00% *

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 105,367	$ 30
Class T	1,303,718	1,315
Class B	2,506,484	1,880,261
Class C	1,476,575	979,930
	$ 5,392,144	$ 2,861,536

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 153,982	$ 64,745
Class T	522,964	134,286
Class B	865,223	865,223 *
Class C	126,713	126,713 *
	$ 1,668,882	$ 1,190,967

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 116,997.28
Class T	630,477.24
Class B	632,898.25
Class C	332,197.22
Institutional Class	53,393.17
	$ 1,765,962

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $53,494 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $11,436,693. The fund received cash collateral of $12,308,900 which was invested in cash equivalents.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,489,600. The weighted average interest rate was 6.0%. At period end there were no bank borrowings outstanding.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $196,391 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $2,330 under this arrangement.

8. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 11% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999 A	2000	1999 A

Class A Shares sold	1,846,870	4,960,844	$ 20,895,268	$ 53,691,700
Shares redeemed	(2,009,654)	(755,857)	(21,688,818)	(8,269,214)
Net increase (decrease)	(162,784)	4,204,987	$ (793,550)	$ 45,422,486
Class T Shares sold	16,010,535	32,245,131	$ 182,979,819	$ 347,975,055
Shares redeemed	(15,337,619)	(5,568,310)	(164,695,076)	(59,903,456)
Net increase (decrease)	672,916	26,676,821	$ 18,284,743	$ 288,071,599
Class B Shares sold	7,635,863	27,253,818	$ 85,911,308	$ 292,988,178
Shares redeemed	(9,651,146)	(1,814,704)	(103,086,135)	(19,340,195)
Net increase (decrease)	(2,015,283)	25,439,114	$ (17,174,827)	$ 273,647,983
Class C Shares sold	6,972,243	16,009,272	$ 78,175,214	$ 172,895,905
Shares redeemed	(7,798,603)	(1,378,235)	(84,102,081)	(14,817,694)
Net increase (decrease)	(826,360)	14,631,037	$ (5,926,867)	$ 158,078,211
Institutional Class Shares sold	2,922,824	3,322,683	$ 34,206,640	$ 34,793,729
Shares redeemed	(1,243,408)	(913,855)	(13,534,545)	(9,632,556)
Net increase (decrease)	1,679,416	2,408,828	$ 20,672,095	$ 25,161,173

A Share transactions for the period December 28, 1998 (commencement of sale of shares) to November 30, 2000

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dividend Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dividend Growth Fund (a fund of Fidelity Advisor Series I) at November 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dividend Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 12, 2001

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Charles A. Mangum, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities Fund
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ADGFI-ANN-0101 122506
1.733549.101

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Fifty Fund -

Class A, Class T, Class B and Class C

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	8	The manager's review of fund performance, strategy and outlook.
Investment Summary	11	A summary of the fund's investments.
Investments	12	A complete list of the fund's investments with their market values.
Financial Statements	16	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent Accountants	32	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Fifty Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended November 30, 2000	Life of fund
Fidelity® Adv Fifty - CL A	-10.90%
Fidelity Adv Fifty - CL A (incl. 5.75% sales charge)	-16.02%
S&P 500®	-10.84%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500) - a market capitalization-weighted index of common stocks.

Average Annual Total Returns

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of the hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Annual Report

Fidelity Advisor Fifty Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended November 30, 2000	Life of fund
Fidelity Adv Fifty - CL T	-10.90%
Fidelity Adv Fifty - CL T (incl. 3.50% sales charge)	-14.02%
S&P 500	-10.84%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500) - a market capitalization-weighted index of common stocks.

Average Annual Total Returns

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of the hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Annual Report

Fidelity Advisor Fifty Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the life of fund total return figure is 5%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended November 30, 2000	Life of fund
Fidelity Adv Fifty - CL B	-11.00%
Fidelity Adv Fifty - CL B (incl. contingent deferred sales charge)	-15.45%
S&P 500	-10.84%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500) - a market capitalization-weighted index of common stocks.

Average Annual Total Returns

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of the hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Annual Report

Fidelity Advisor Fifty Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the life of fund total return figure is 1%. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended November 30, 2000	Life of fund
Fidelity Adv Fifty - CL C	-11.10%
Fidelity Adv Fifty - CL C (incl. contingent deferred sales charge)	-11.99%
S&P 500	-10.84%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500SM  Index (S&P 500) - a market capitalization-weighted index of common stocks.

Average Annual Total Returns

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of the hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

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Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with John Muresianu, Portfolio Manager of Fidelity Advisor Fifty Fund

Q. How did the fund perform, John?

A. From its inception on August 16, 2000, through November 30, 2000, the fund's Class A, Class T, Class B, and Class C shares returned -10.90%, -10.90%, -11.00% and -11.10%, respectively. In comparison, the fund's benchmark, the Standard & Poor's 500 Index, fell 10.84%. Going forward, we'll look at the fund's performance at six- and 12-month intervals and compare it to its Lipper peer group.

Q. What factors shaped the fund's performance during this brief period?

A. Our significant underweighting of technology stocks - which faced brisk selling pressure as a result of slower corporate earnings - was the largest positive factor in the fund's relative performance. Elsewhere, strong stock selection within the basic industries sector, such as our holdings in Phelps Dodge and Ball, also helped. Our holdings in the utilities sector, particularly our positions in BellSouth and SBC Communications, also worked out well for the fund during the short time since its inception. However, the fund's significant underweighting of financial stocks, such as American International Group, and health stocks, such as Merck - companies not owned by the fund but that generally did well during a broadening of the market - detracted from performance.

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Fund Talk: The Manager's Overview - continued

Q. How would you describe your investment strategy for this fund?

A. To accomplish the fund's goal of capital appreciation, I'm looking to invest where I see the most attractive valuations relative to superior growth. I may move aggressively across style boundaries - such as growth or value - or even market capitalizations. In searching for my best ideas, I try to identify long-term, macroeconomic trends and then select the companies that are best positioned to benefit from them. Since the fund is highly concentrated in roughly 50 to 60 stocks, performance can be volatile on a short-term basis - not only in absolute terms, but also relative to its index and Lipper peers. However, the limited number of holdings provides me with the flexibility to realign the fund quickly, either to take advantage of an opportunity or to get out of a situation that's deteriorating.

Q. It appears that the fund's large energy position and zero technology stake at the end of the period would typify your investment approach . . .

A. That's right. Although I have been a significant investor in technology at various times in the past, I generally found technology stocks extremely overvalued relative to their fundamental outlooks at the time this fund launched. Further, predictions of a slowing domestic economy were affirmed during the period and, as a result, prices of technology issues declined. Therefore, I chose to position the fund with a defensive strategy that emphasized more attractively valued sectors, such as energy, that could benefit from a broadening of the market away from technology.

Q. What was attractive to you about the energy sector, which made up about half of the fund's net assets on November 30?

A. I felt strongly about the combination of fundamentals and valuations in both oil and gas stocks. During the brief period since the fund's inception, these stocks experienced some volatility - not an uncommon occurrence for short-term cycles. Through this short-term volatility, however, oil and gas prices remained relatively steady, despite some pullback in stock prices at the end of the period. Given this commodity price strength, my long-term outlook remained positive.

Q. What specific stocks worked well during the period? Which disappointed?

A. Integrated oil producer ExxonMobil and oil and gas producer Burlington Resources performed well on rising demand and tight supply for both commodities. Investors also rewarded energy producer American Electric Power for its decision to restructure the company with a narrower focus on power generation and its wholesale business. On the down side, holdings in energy-services companies Schlumberger and Halliburton suffered along with many of our other energy holdings on concerns about a potential drop in oil prices.

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Fund Talk: The Manager's Overview - continued

Q. What's your outlook, John?

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A. I expect the volatility we've seen during the past year to continue as various sectors vie for market leadership. In this environment, I'll stick to my investment discipline of looking for the areas of the market that are relatively attractive based on a combination of valuations and fundamentals.

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

.

Fund Facts

Goal: to increase the value of the fund's shares by investing mainly in equity securities, normally 50 to 60 stocks

Start date: August 16, 2000

Size: as of November 30, 2000, more than $28 million

Manager: John Muresianu, since inception; joined Fidelity in 1986

3

John Muresianu on his investment philosophy:

"In looking for investment ideas, there are three situations I particularly like. One is a paradigm shift, or a structural change in the economy or a particular industry that could sharply move the stock prices of a specific set of companies. An example of a recent paradigm shift is the Internet. While some investors saw this new technology as a fad, I saw it as transforming the technological landscape, affecting consumer habits and business practices. My goal with identifying paradigm shifts is to try to anticipate these changes before the rest of the market.

"Another situation I look for is extreme reversals, or companies that could benefit from major shifts in sentiment. For example, if I feel a sector has been extremely oversold for a particular reason, I may take advantage of the potential upside that could occur if that downturn reversed itself.

"Finally, I look at what I call ´historical odds investing,' which takes into account recurring patterns in history. Studying historical patterns and looking for parallels in current circumstances help me determine which stocks have the best odds of performing well."

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Investment Summary

Top Ten Stocks as of November 30, 2000
% of fund's net assets
Burlington Resources, Inc.	11.2
Newmont Mining Corp.	10.3
Exxon Mobil Corp.	10.0
Schlumberger Ltd. (NY Shares)	8.4
Barrick Gold Corp.	5.8
Devon Energy Corp.	4.4
Halliburton Co.	4.1
American Electric Power Co., Inc.	3.8
Nabors Industries, Inc.	2.9
Apache Corp.	2.8
63.7
Top Five Market Sectors as of November 30, 2000
% of fund's net assets
Energy	50.5
Precious Metals	18.6
Utilities	13.2
Basic Industries	5.3
Aerospace & Defense	3.6
Asset Allocation (% of fund's investments)

As of November 30, 2000 *

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Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 3.6%
Aerospace & Defense - 1.2%
Northrop Grumman Corp.	4,010	$ 338,094
Defense Electronics - 0.9%
Raytheon Co. Class B	7,320	256,657
Ship Building & Repair - 1.5%
General Dynamics Corp.	5,860	446,825
TOTAL AEROSPACE & DEFENSE		1,041,576
BASIC INDUSTRIES - 5.3%
Iron & Steel - 0.0%
Bethlehem Steel Corp. (a)	8,640	19,440
Metals & Mining - 2.8%
Phelps Dodge Corp.	16,230	797,299
Packaging & Containers - 1.8%
Ball Corp.	13,170	512,807
Paper & Forest Products - 0.7%
Georgia-Pacific Corp.	7,860	197,974
TOTAL BASIC INDUSTRIES		1,527,520
CONSTRUCTION & REAL ESTATE - 1.1%
Building Materials - 1.1%
American Standard Companies, Inc. (a)	5,860	245,021
Sherwin-Williams Co.	3,570	77,871
		322,892
DURABLES - 0.4%
Consumer Electronics - 0.3%
General Motors Corp. Class H	3,790	82,395
Textiles & Apparel - 0.1%
Mohawk Industries, Inc. (a)	1,830	43,348
TOTAL DURABLES		125,743
ENERGY - 50.5%
Energy Services - 17.6%
Grey Wolf, Inc. (a)	165,620	641,778
Halliburton Co.	35,600	1,188,150
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Services - continued
Nabors Industries, Inc. (a)	19,030	$ 836,178
Schlumberger Ltd. (NY Shares)	38,850	2,408,700
		5,074,806
Oil & Gas - 32.9%
Anadarko Petroleum Corp.	4,450	264,775
Apache Corp.	15,270	797,858
Burlington Resources, Inc.	78,750	3,213,983
Chevron Corp.	7,110	582,131
Devon Energy Corp.	25,460	1,253,905
Exxon Mobil Corp.	32,570	2,866,160
Royal Dutch Petroleum Co. (NY Shares)	7,930	473,322
		9,452,134
TOTAL ENERGY		14,526,940
FINANCE - 0.2%
Credit & Other Finance - 0.2%
JAFCO Co. Ltd.	600	63,060
HEALTH - 1.2%
Drugs & Pharmaceuticals - 0.6%
Mylan Laboratories, Inc.	7,230	173,068
Medical Facilities Management - 0.6%
HCA - The Healthcare Co.	670	27,763
Tenet Healthcare Corp.	3,540	150,671
		178,434
TOTAL HEALTH		351,502
INDUSTRIAL MACHINERY & EQUIPMENT - 1.8%
Electrical Equipment - 0.0%
Hydrogenics Corp.	500	1,323
Pollution Control - 1.8%
Republic Services, Inc. (a)	36,000	524,250
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		525,573
MEDIA & LEISURE - 0.4%
Restaurants - 0.4%
Jack in the Box, Inc. (a)	3,610	97,470
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - 0.2%
Foods - 0.2%
Nabisco Group Holdings Corp.	1,460	$ 42,888
PRECIOUS METALS - 18.6%
Barrick Gold Corp.	111,070	1,670,497
Newmont Mining Corp.	189,320	2,958,125
Placer Dome, Inc.	79,400	726,330
TOTAL PRECIOUS METALS		5,354,952
RETAIL & WHOLESALE - 0.2%
Apparel Stores - 0.2%
The Limited, Inc.	3,450	67,059
SERVICES - 0.6%
Printing - 0.6%
Deluxe Corp.	3,460	80,661
R.R. Donnelley & Sons Co.	3,590	80,326
		160,987
UTILITIES - 13.2%
Cellular - 1.4%
AT&T Corp. - Wireless Group	11,430	205,740
Sprint Corp. - PCS Group Series 1 (a)	8,900	201,919
		407,659
Electric Utility - 7.3%
American Electric Power Co., Inc.	23,390	1,075,940
Entergy Corp.	8,650	355,731
Exelon Corp.	730	48,363
Public Service Enterprise Group, Inc.	1,330	56,858
Southern Co.	17,570	554,553
		2,091,445
Gas - 0.1%
Enron Corp.	160	10,360
Telephone Services - 4.4%
AT&T Corp.	15,410	302,421
BellSouth Corp.	10,340	432,341
SBC Communications, Inc.	6,670	366,433
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - continued
Sprint Corp. - FON Group	1,980	$ 45,540
Verizon Communications	2,200	123,613
		1,270,348
TOTAL UTILITIES		3,779,812
TOTAL COMMON STOCKS (Cost $29,735,753)		27,987,974
Cash Equivalents - 2.9%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.5%, dated 11/30/00 due 12/1/00 (Cost $832,000)	$ 832,150	832,000
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $30,567,753)		28,819,974
NET OTHER ASSETS - (0.2)%		(48,401)
NET ASSETS - 100%		$ 28,771,573
Legend
(a) Non-income producing
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.5%
Netherlands Antilles	8.4
Canada	8.3
Netherlands	1.6
Others (individually less than 1%)	0.2
100.0%
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $30,674,352. Net unrealized depreciation aggregated $1,854,378, of which $1,148,644 related to appreciated investment securities and $3,003,022 related to depreciated investment securities.

At November 30, 2000, the fund had a capital loss carryforward of approximately $346,000, all of which will expire on November 30, 2008.
The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $87,000 of losses recognized during the period November 1, 2000 to November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (including repurchase agreements of $832,000) (cost $30,567,753) - See accompanying schedule		$ 28,819,974
Cash		834
Receivable for fund shares sold		357,819
Dividends receivable		71,235
Prepaid expenses		58,107
Receivable from investment adviser for expense reductions		5,675
Total assets		29,313,644
Liabilities
Payable for investments purchased	$ 448,320
Payable for fund shares redeemed	28,658
Distribution fees payable	16,123
Other payables and accrued expenses	48,970
Total liabilities		542,071
Net Assets		$ 28,771,573
Net Assets consist of:
Paid in capital		$ 31,071,652
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(552,283)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,747,796)
Net Assets		$ 28,771,573

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,712,092 ÷ 528,815 shares)	$8.91
Maximum offering price per share (100/94.25 of $8.91)	$9.45
Class T: Net Asset Value and redemption price per share ($9,967,033 ÷ 1,119,119 shares)	$8.91
Maximum offering price per share (100/96.50 of $8.91)	$9.23
Class B: Net Asset Value and offering price per share ($7,629,901 ÷ 857,403 shares) A	$8.90
Class C: Net Asset Value and offering price per share ($6,005,081 ÷ 675,204 shares) A	$8.89
Institutional Class: Net Asset Value, offering price and redemption price per share ($457,466 ÷ 51,274 shares)	$8.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Operations

	August 16, 2000 (commencement of operations) to November 30, 2000
Investment Income Dividends		$ 95,684
Interest		23,737
Total income		119,421
Expenses
Management fee	$ 33,133
Transfer agent fees	17,211
Distribution fees	39,281
Accounting fees and expenses	17,391
Custodian fees and expenses	9,485
Registration fees	66,570
Audit	23,600
Legal	900
Total expenses before reductions	207,571
Expense reductions	(86,093)	121,478
Net investment income (loss)		(2,057)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(552,283)
Foreign currency transactions	1,069	(551,214)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,747,779)
Assets and liabilities in foreign currencies	(17)	(1,747,796)
Net gain (loss)		(2,299,010)
Net increase (decrease) in net assets resulting from operations		$ (2,301,067)

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Changes in Net Assets

August 16, 2000 (commencement of operations) to November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (2,057)
Net realized gain (loss)	(551,214)
Change in net unrealized appreciation (depreciation)	(1,747,796)
Net increase (decrease) in net assets resulting from operations	(2,301,067)
Share transactions - net increase (decrease)	31,072,640
Total increase (decrease) in net assets	28,771,573
Net Assets
Beginning of period	-
End of period	$ 28,771,573

See accompanying notes which are an integral part of the financial statements.

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Financial Highlights - Class A

Year ended	November 30, 2000 E
Year ended	November 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.01
Net realized and unrealized gain (loss)	(1.10)
Total from investment operations	(1.09)
Net asset value, end of period	$ 8.91
Total Return B, C	(10.90)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,712
Ratio of expenses to average net assets	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.68% A, G
Ratio of net investment income to average net assets	.40% A
Portfolio turnover rate	125% A

A Annualized

B The total return would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to November 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

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Financial Highlights - Class T

Year ended	November 30, 2000 E
Year ended	November 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.00
Net realized and unrealized gain (loss)	(1.09)
Total from investment operations	(1.09)
Net asset value, end of period	$ 8.91
Total Return B, C	(10.90)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,967
Ratio of expenses to average net assets	2.00% A, F
Ratio of expenses to average net assets after expense reductions	1.93% A, G
Ratio of net investment income to average net assets	.15% A
Portfolio turnover rate	125% A

A Annualized

B The total return would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to November 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended	November 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	(1.09)
Total from investment operations	(1.10)
Net asset value, end of period	$ 8.90
Total Return B, C	(11.00)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 7,630
Ratio of expenses to average net assets	2.50% A, F
Ratio of expenses to average net assets after expense reductions	2.43% A, G
Ratio of net investment income (loss) to average net assets	(.35)% A
Portfolio turnover rate	125% A

A Annualized

B The total return would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to November 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended	November 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	(1.10)
Total from investment operations	(1.11)
Net asset value, end of period	$ 8.89
Total Return B, C	(11.10)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 6,005
Ratio of expenses to average net assets	2.50% A, F
Ratio of expenses to average net assets after expense reductions	2.43% A, G
Ratio of net investment income (loss) to average net assets	(.35)% A
Portfolio turnover rate	125% A

A Annualized

B The total return would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to November 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended	November 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.02
Net realized and unrealized gain (loss)	(1.10)
Total from investment operations	(1.08)
Net asset value, end of period	$ 8.92
Total Return B, C	(10.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 457
Ratio of expenses to average net assets	1.50% A, F
Ratio of expenses to average net assets after expense reductions	1.43% A, G
Ratio of net investment income to average net assets	.65% A
Portfolio turnover rate	125% A

A Annualized

B The total return would have been lower had certain expenses not been reduced during the period shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to November 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Fifty Fund(the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of the funds except for the cost of registering and qualifying shares of each class for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $37,367,599 and $7,079,564, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 2,293	$ 87
Class T	10,275	101
Class B	14,278	10,752
Class C	12,435	9,660
	$ 39,281	$ 20,600

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 20,633	$ 14,414
Class T	27,099	12,797
Class B	868	868 *
Class C	940	940 *
	$ 49,540	$ 29,019

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 2,585	.28 *
Class T	5,851	.28 *
Class B	4,889	.34 *
Class C	3,321	.27 *
Institutional Class	565	.48 *
	$ 17,211

* Annualized

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,440 for the period.

5. Expense Reductions.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

	FMR Expense Limitations	Reimbursement
Class A	1.75%	$ 12,887
Class T	2.00%	28,933
Class B	2.50%	20,933
Class C	2.50%	17,289
Institutional Class	1.50%	1,875
		$ 81,917

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $3,057 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,119 under the custodian arrangement.

6. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 12% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	August 16, 2000 (commencement of operations) to November 30,	August 16, 2000 (commencement of operations) to November 30,
	2000	2000

Class A Shares sold	545,186	$ 5,228,946
Shares redeemed	(16,371)	(148,454)
Net increase (decrease)	528,815	$ 5,080,492
Class T Shares sold	1,174,156	$ 11,281,285
Shares redeemed	(55,037)	(510,940)
Net increase (decrease)	1,119,119	$ 10,770,345
Class B Shares sold	877,315	$ 8,390,239
Shares redeemed	(19,912)	(183,616)
Net increase (decrease)	857,403	$ 8,206,623
Class C Shares sold	726,375	$ 6,977,415
Shares redeemed	(51,171)	(466,441)
Net increase (decrease)	675,204	$ 6,510,974
Institutional Class Shares sold	51,486	$ 506,260
Shares redeemed	(212)	(2,054)
Net increase (decrease)	51,274	$ 504,206

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Fifty Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 12, 2001

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

John Muresianu, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AFIF-ANN-0101 122077
1.750683.100

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Fifty Fund -

Institutional Class

Annual Report

November 30, 2000

(2_fidelity_logos)(Registered_Trademark)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	5	The manager's review of fund performance, strategy and outlook.
Investment Summary	8	A summary of the fund's investments.
Investments	9	A complete list of the fund's investments with their market values.
Financial Statements	13	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	22	Notes to the financial statements.
Report of Independent Accountants	29	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Fifty Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Period ended November 30, 2000	Life of fund
Fidelity® Adv Fifty - Inst CL	-10.80%
S&P 500®	-10.84%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, since the fund started on August 16, 2000. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's 500SM  Index (S&P 500) - a market capitalization-weighted index of common stocks.

Average Annual Total Returns

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year. These numbers will be reported once the fund is a year old. In addition, the growth of the hypothetical $10,000 investment in the fund will appear in the fund's next report six months from now.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with John Muresianu, Portfolio Manager of Fidelity Advisor Fifty Fund

Q. How did the fund perform, John?

A. From its inception on August 16, 2000, through November 30, 2000, the fund's Institutional Class shares returned -10.80%. In comparison, the fund's benchmark, the Standard & Poor's 500 Index, fell 10.84%. Going forward, we'll look at the fund's performance at six- and 12-month intervals and compare it to its Lipper peer group.

Q. What factors shaped the fund's performance during this brief period?

A. Our significant underweighting of technology stocks - which faced brisk selling pressure as a result of slower corporate earnings - was the largest positive factor in the fund's relative performance. Elsewhere, strong stock selection within the basic industries sector, such as our holdings in Phelps Dodge and Ball, also helped. Our holdings in the utilities sector, particularly our positions in BellSouth and SBC Communications, also worked out well for the fund during the short time since its inception. However, the fund's significant underweighting of financial stocks, such as American International Group, and health stocks, such as Merck - companies not owned by the fund but that generally did well during a broadening of the market - detracted from performance.

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Fund Talk: The Manager's Overview - continued

Q. How would you describe your investment strategy for this fund?

A. To accomplish the fund's goal of capital appreciation, I'm looking to invest where I see the most attractive valuations relative to superior growth. I may move aggressively across style boundaries - such as growth or value - or even market capitalizations. In searching for my best ideas, I try to identify long-term, macroeconomic trends and then select the companies that are best positioned to benefit from them. Since the fund is highly concentrated in roughly 50 to 60 stocks, performance can be volatile on a short-term basis - not only in absolute terms, but also relative to its index and Lipper peers. However, the limited number of holdings provides me with the flexibility to realign the fund quickly, either to take advantage of an opportunity or to get out of a situation that's deteriorating.

Q. It appears that the fund's large energy position and zero technology stake at the end of the period would typify your investment approach . . .

A. That's right. Although I have been a significant investor in technology at various times in the past, I generally found technology stocks extremely overvalued relative to their fundamental outlooks at the time this fund launched. Further, predictions of a slowing domestic economy were affirmed during the period and, as a result, prices of technology issues declined. Therefore, I chose to position the fund with a defensive strategy that emphasized more attractively valued sectors, such as energy, that could benefit from a broadening of the market away from technology.

Q. What was attractive to you about the energy sector, which made up about half of the fund's net assets on November 30?

A. I felt strongly about the combination of fundamentals and valuations in both oil and gas stocks. During the brief period since the fund's inception, these stocks experienced some volatility - not an uncommon occurrence for short-term cycles. Through this short-term volatility, however, oil and gas prices remained relatively steady, despite some pullback in stock prices at the end of the period. Given this commodity price strength, my long-term outlook remained positive.

Q. What specific stocks worked well during the period? Which disappointed?

A. Integrated oil producer ExxonMobil and oil and gas producer Burlington Resources performed well on rising demand and tight supply for both commodities. Investors also rewarded energy producer American Electric Power for its decision to restructure the company with a narrower focus on power generation and its wholesale business. On the down side, holdings in energy-services companies Schlumberger and Halliburton suffered along with many of our other energy holdings on concerns about a potential drop in oil prices.

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Fund Talk: The Manager's Overview - continued

Q. What's your outlook, John?

Annual Report

A. I expect the volatility we've seen during the past year to continue as various sectors vie for market leadership. In this environment, I'll stick to my investment discipline of looking for the areas of the market that are relatively attractive based on a combination of valuations and fundamentals.

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

.

Fund Facts

Goal: to increase the value of the fund's shares by investing mainly in equity securities, normally 50 to 60 stocks

Start date: August 16, 2000

Size: as of November 30, 2000, more than $28 million

Manager: John Muresianu, since inception; joined Fidelity in 1986

3

John Muresianu on his investment philosophy:

"In looking for investment ideas, there are three situations I particularly like. One is a paradigm shift, or a structural change in the economy or a particular industry that could sharply move the stock prices of a specific set of companies. An example of a recent paradigm shift is the Internet. While some investors saw this new technology as a fad, I saw it as transforming the technological landscape, affecting consumer habits and business practices. My goal with identifying paradigm shifts is to try to anticipate these changes before the rest of the market.

"Another situation I look for is extreme reversals, or companies that could benefit from major shifts in sentiment. For example, if I feel a sector has been extremely oversold for a particular reason, I may take advantage of the potential upside that could occur if that downturn reversed itself.

"Finally, I look at what I call ´historical odds investing,' which takes into account recurring patterns in history. Studying historical patterns and looking for parallels in current circumstances help me determine which stocks have the best odds of performing well."

Annual Report

Investment Summary

Top Ten Stocks as of November 30, 2000
% of fund's net assets
Burlington Resources, Inc.	11.2
Newmont Mining Corp.	10.3
Exxon Mobil Corp.	10.0
Schlumberger Ltd. (NY Shares)	8.4
Barrick Gold Corp.	5.8
Devon Energy Corp.	4.4
Halliburton Co.	4.1
American Electric Power Co., Inc.	3.8
Nabors Industries, Inc.	2.9
Apache Corp.	2.8
63.7
Top Five Market Sectors as of November 30, 2000
% of fund's net assets
Energy	50.5
Precious Metals	18.6
Utilities	13.2
Basic Industries	5.3
Aerospace & Defense	3.6
Asset Allocation (% of fund's investments)

As of November 30, 2000 *

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 3.6%
Aerospace & Defense - 1.2%
Northrop Grumman Corp.	4,010	$ 338,094
Defense Electronics - 0.9%
Raytheon Co. Class B	7,320	256,657
Ship Building & Repair - 1.5%
General Dynamics Corp.	5,860	446,825
TOTAL AEROSPACE & DEFENSE		1,041,576
BASIC INDUSTRIES - 5.3%
Iron & Steel - 0.0%
Bethlehem Steel Corp. (a)	8,640	19,440
Metals & Mining - 2.8%
Phelps Dodge Corp.	16,230	797,299
Packaging & Containers - 1.8%
Ball Corp.	13,170	512,807
Paper & Forest Products - 0.7%
Georgia-Pacific Corp.	7,860	197,974
TOTAL BASIC INDUSTRIES		1,527,520
CONSTRUCTION & REAL ESTATE - 1.1%
Building Materials - 1.1%
American Standard Companies, Inc. (a)	5,860	245,021
Sherwin-Williams Co.	3,570	77,871
		322,892
DURABLES - 0.4%
Consumer Electronics - 0.3%
General Motors Corp. Class H	3,790	82,395
Textiles & Apparel - 0.1%
Mohawk Industries, Inc. (a)	1,830	43,348
TOTAL DURABLES		125,743
ENERGY - 50.5%
Energy Services - 17.6%
Grey Wolf, Inc. (a)	165,620	641,778
Halliburton Co.	35,600	1,188,150
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Services - continued
Nabors Industries, Inc. (a)	19,030	$ 836,178
Schlumberger Ltd. (NY Shares)	38,850	2,408,700
		5,074,806
Oil & Gas - 32.9%
Anadarko Petroleum Corp.	4,450	264,775
Apache Corp.	15,270	797,858
Burlington Resources, Inc.	78,750	3,213,983
Chevron Corp.	7,110	582,131
Devon Energy Corp.	25,460	1,253,905
Exxon Mobil Corp.	32,570	2,866,160
Royal Dutch Petroleum Co. (NY Shares)	7,930	473,322
		9,452,134
TOTAL ENERGY		14,526,940
FINANCE - 0.2%
Credit & Other Finance - 0.2%
JAFCO Co. Ltd.	600	63,060
HEALTH - 1.2%
Drugs & Pharmaceuticals - 0.6%
Mylan Laboratories, Inc.	7,230	173,068
Medical Facilities Management - 0.6%
HCA - The Healthcare Co.	670	27,763
Tenet Healthcare Corp.	3,540	150,671
		178,434
TOTAL HEALTH		351,502
INDUSTRIAL MACHINERY & EQUIPMENT - 1.8%
Electrical Equipment - 0.0%
Hydrogenics Corp.	500	1,323
Pollution Control - 1.8%
Republic Services, Inc. (a)	36,000	524,250
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		525,573
MEDIA & LEISURE - 0.4%
Restaurants - 0.4%
Jack in the Box, Inc. (a)	3,610	97,470
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - 0.2%
Foods - 0.2%
Nabisco Group Holdings Corp.	1,460	$ 42,888
PRECIOUS METALS - 18.6%
Barrick Gold Corp.	111,070	1,670,497
Newmont Mining Corp.	189,320	2,958,125
Placer Dome, Inc.	79,400	726,330
TOTAL PRECIOUS METALS		5,354,952
RETAIL & WHOLESALE - 0.2%
Apparel Stores - 0.2%
The Limited, Inc.	3,450	67,059
SERVICES - 0.6%
Printing - 0.6%
Deluxe Corp.	3,460	80,661
R.R. Donnelley & Sons Co.	3,590	80,326
		160,987
UTILITIES - 13.2%
Cellular - 1.4%
AT&T Corp. - Wireless Group	11,430	205,740
Sprint Corp. - PCS Group Series 1 (a)	8,900	201,919
		407,659
Electric Utility - 7.3%
American Electric Power Co., Inc.	23,390	1,075,940
Entergy Corp.	8,650	355,731
Exelon Corp.	730	48,363
Public Service Enterprise Group, Inc.	1,330	56,858
Southern Co.	17,570	554,553
		2,091,445
Gas - 0.1%
Enron Corp.	160	10,360
Telephone Services - 4.4%
AT&T Corp.	15,410	302,421
BellSouth Corp.	10,340	432,341
SBC Communications, Inc.	6,670	366,433
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Telephone Services - continued
Sprint Corp. - FON Group	1,980	$ 45,540
Verizon Communications	2,200	123,613
		1,270,348
TOTAL UTILITIES		3,779,812
TOTAL COMMON STOCKS (Cost $29,735,753)		27,987,974
Cash Equivalents - 2.9%
	Maturity Amount
Investments in repurchase agreements (U.S. Treasury Obligations), in a joint trading account at 6.5%, dated 11/30/00 due 12/1/00 (Cost $832,000)	$ 832,150	832,000
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $30,567,753)		28,819,974
NET OTHER ASSETS - (0.2)%		(48,401)
NET ASSETS - 100%		$ 28,771,573
Legend
(a) Non-income producing
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	81.5%
Netherlands Antilles	8.4
Canada	8.3
Netherlands	1.6
Others (individually less than 1%)	0.2
100.0%
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $30,674,352. Net unrealized depreciation aggregated $1,854,378, of which $1,148,644 related to appreciated investment securities and $3,003,022 related to depreciated investment securities.

At November 30, 2000, the fund had a capital loss carryforward of approximately $346,000, all of which will expire on November 30, 2008.
The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $87,000 of losses recognized during the period November 1, 2000 to November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (including repurchase agreements of $832,000) (cost $30,567,753) - See accompanying schedule		$ 28,819,974
Cash		834
Receivable for fund shares sold		357,819
Dividends receivable		71,235
Prepaid expenses		58,107
Receivable from investment adviser for expense reductions		5,675
Total assets		29,313,644
Liabilities
Payable for investments purchased	$ 448,320
Payable for fund shares redeemed	28,658
Distribution fees payable	16,123
Other payables and accrued expenses	48,970
Total liabilities		542,071
Net Assets		$ 28,771,573
Net Assets consist of:
Paid in capital		$ 31,071,652
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(552,283)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(1,747,796)
Net Assets		$ 28,771,573

See accompanying notes which are an integral part of the financial statements.

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Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,712,092 ÷ 528,815 shares)	$8.91
Maximum offering price per share (100/94.25 of $8.91)	$9.45
Class T: Net Asset Value and redemption price per share ($9,967,033 ÷ 1,119,119 shares)	$8.91
Maximum offering price per share (100/96.50 of $8.91)	$9.23
Class B: Net Asset Value and offering price per share ($7,629,901 ÷ 857,403 shares) A	$8.90
Class C: Net Asset Value and offering price per share ($6,005,081 ÷ 675,204 shares) A	$8.89
Institutional Class: Net Asset Value, offering price and redemption price per share ($457,466 ÷ 51,274 shares)	$8.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	August 16, 2000 (commencement of operations) to November 30, 2000
Investment Income Dividends		$ 95,684
Interest		23,737
Total income		119,421
Expenses
Management fee	$ 33,133
Transfer agent fees	17,211
Distribution fees	39,281
Accounting fees and expenses	17,391
Custodian fees and expenses	9,485
Registration fees	66,570
Audit	23,600
Legal	900
Total expenses before reductions	207,571
Expense reductions	(86,093)	121,478
Net investment income (loss)		(2,057)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(552,283)
Foreign currency transactions	1,069	(551,214)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,747,779)
Assets and liabilities in foreign currencies	(17)	(1,747,796)
Net gain (loss)		(2,299,010)
Net increase (decrease) in net assets resulting from operations		$ (2,301,067)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

August 16, 2000 (commencement of operations) to November 30, 2000
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (2,057)
Net realized gain (loss)	(551,214)
Change in net unrealized appreciation (depreciation)	(1,747,796)
Net increase (decrease) in net assets resulting from operations	(2,301,067)
Share transactions - net increase (decrease)	31,072,640
Total increase (decrease) in net assets	28,771,573
Net Assets
Beginning of period	-
End of period	$ 28,771,573

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Year ended	November 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.01
Net realized and unrealized gain (loss)	(1.10)
Total from investment operations	(1.09)
Net asset value, end of period	$ 8.91
Total Return B, C	(10.90)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,712
Ratio of expenses to average net assets	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.68% A, G
Ratio of net investment income to average net assets	.40% A
Portfolio turnover rate	125% A

A Annualized

B The total return would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to November 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Year ended	November 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.00
Net realized and unrealized gain (loss)	(1.09)
Total from investment operations	(1.09)
Net asset value, end of period	$ 8.91
Total Return B, C	(10.90)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 9,967
Ratio of expenses to average net assets	2.00% A, F
Ratio of expenses to average net assets after expense reductions	1.93% A, G
Ratio of net investment income to average net assets	.15% A
Portfolio turnover rate	125% A

A Annualized

B The total return would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to November 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Year ended	November 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	(1.09)
Total from investment operations	(1.10)
Net asset value, end of period	$ 8.90
Total Return B, C	(11.00)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 7,630
Ratio of expenses to average net assets	2.50% A, F
Ratio of expenses to average net assets after expense reductions	2.43% A, G
Ratio of net investment income (loss) to average net assets	(.35)% A
Portfolio turnover rate	125% A

A Annualized

B The total return would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to November 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Year ended	November 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.01)
Net realized and unrealized gain (loss)	(1.10)
Total from investment operations	(1.11)
Net asset value, end of period	$ 8.89
Total Return B, C	(11.10)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 6,005
Ratio of expenses to average net assets	2.50% A, F
Ratio of expenses to average net assets after expense reductions	2.43% A, G
Ratio of net investment income (loss) to average net assets	(.35)% A
Portfolio turnover rate	125% A

A Annualized

B The total return would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to November 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended	November 30, 2000 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.00
Income from Investment Operations
Net investment income D	.02
Net realized and unrealized gain (loss)	(1.10)
Total from investment operations	(1.08)
Net asset value, end of period	$ 8.92
Total Return B, C	(10.80)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 457
Ratio of expenses to average net assets	1.50% A, F
Ratio of expenses to average net assets after expense reductions	1.43% A, G
Ratio of net investment income to average net assets	.65% A
Portfolio turnover rate	125% A

A Annualized

B The total return would have been lower had certain expenses not been reduced during the period shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period August 16, 2000 (commencement of operations) to November 30, 2000.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Fifty Fund(the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. The fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. By so qualifying, the fund will not be subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Prepaid Expenses. Fidelity Management & Research Company (FMR) bears all organizational expenses of the funds except for the cost of registering and qualifying shares of each class for distribution under federal and state securities law. These registration expenses are borne by the fund and amortized over one year.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of FMR, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $37,367,599 and $7,079,564, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .58% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 2,293	$ 87
Class T	10,275	101
Class B	14,278	10,752
Class C	12,435	9,660
	$ 39,281	$ 20,600

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 20,633	$ 14,414
Class T	27,099	12,797
Class B	868	868 *
Class C	940	940 *
	$ 49,540	$ 29,019

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 2,585	.28 *
Class T	5,851	.28 *
Class B	4,889	.34 *
Class C	3,321	.27 *
Institutional Class	565	.48 *
	$ 17,211

* Annualized

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc. maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,440 for the period.

5. Expense Reductions.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

	FMR Expense Limitations	Reimbursement
Class A	1.75%	$ 12,887
Class T	2.00%	28,933
Class B	2.50%	20,933
Class C	2.50%	17,289
Institutional Class	1.50%	1,875
		$ 81,917

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $3,057 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,119 under the custodian arrangement.

6. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 12% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Dollars
	August 16, 2000 (commencement of operations) to November 30,	August 16, 2000 (commencement of operations) to November 30,
	2000	2000

Class A Shares sold	545,186	$ 5,228,946
Shares redeemed	(16,371)	(148,454)
Net increase (decrease)	528,815	$ 5,080,492
Class T Shares sold	1,174,156	$ 11,281,285
Shares redeemed	(55,037)	(510,940)
Net increase (decrease)	1,119,119	$ 10,770,345
Class B Shares sold	877,315	$ 8,390,239
Shares redeemed	(19,912)	(183,616)
Net increase (decrease)	857,403	$ 8,206,623
Class C Shares sold	726,375	$ 6,977,415
Shares redeemed	(51,171)	(466,441)
Net increase (decrease)	675,204	$ 6,510,974
Institutional Class Shares sold	51,486	$ 506,260
Shares redeemed	(212)	(2,054)
Net increase (decrease)	51,274	$ 504,206

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Fifty Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Fifty Fund (a fund of Fidelity Advisor Series I) at November 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Fifty Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 12, 2001

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

John Muresianu, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AFIFI-ANN-0101 122080
1.750684.100

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Growth & Income

Fund - Class A, Class T, Class B and Class C

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	26	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	35	Notes to the financial statements.
Independent Auditors' Report	43	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Growth & Income Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Growth & Income - CL A	-4.51%	79.97%
Fidelity Adv Growth & Income - CL A (incl. 5.75% sales charge)	-10.00%	69.62%
S&P 500 ®	-4.22%	87.74%
Growth & Income Funds Average	1.41%	n/a *

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 991 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Growth & Income - CL A	-4.51%	16.19%
Fidelity Adv Growth & Income - CL A (incl. 5.75% sales charge)	-10.00%	14.44%
S&P 500	-4.22%	17.45%
Growth & Income Funds Average	1.41%	n/a *

Average annual total returns take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Class A on December 31, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $16,962 - a 69.62% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,774 - an 87.74% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, one year cumulative and average annual total returns for large-cap core funds average was -2.92%. The one year cumulative and average annual total returns for the large-cap supergroup average was -2.87%.

Annual Report

Fidelity Advisor Growth & Income Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Growth & Income - CL T	-4.74%	78.52%
Fidelity Adv Growth & Income - CL T (incl. 3.50% sales charge)	-8.07%	72.28%
S&P 500	-4.22%	87.74%
Growth & Income Funds Average	1.41%	n/a *

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 991 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Growth & Income - CL T	-4.74%	15.95%
Fidelity Adv Growth & Income - CL T (incl. 3.50% sales charge)	-8.07%	14.90%
S&P 500	-4.22%	17.45%
Growth & Income Funds Average	1.41%	n/a *

Average annual total returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Class T on December 31, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $17,228 - a 72.28% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,774 - an 87.74% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for large-cap core funds average was -2.92%. The one year cumulative and average annual total returns for the large-cap supergroup average was -2.87%.

Annual Report

Fidelity Advisor Growth & Income Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Growth & Income - CL B	-5.22%	74.98%
Fidelity Adv Growth & Income - CL B (incl. contingent deferred sales charge)	-9.96%	71.98%
S&P 500	-4.22%	87.74%
Growth & Income Funds Average	1.41%	n/a *

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 991 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Growth & Income - CL B	-5.22%	15.36%
Fidelity Adv Growth & Income - CL B (incl. contingent deferred sales charge)	-9.96%	14.85%
S&P 500	-4.22%	17.45%
Growth & Income Funds Average	1.41%	n/a *

Average annual total returns take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Class B on December 31, 1996, when the fund started. As the chart shows, by November 30, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $17,198 - a 71.98% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,774 - an 87.74% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, one year cumulative and average annual total return for large-cap core funds average was -2.92%. The one year cumulative and average annual total return for the large-cap supergroup average was -2.87%.

Annual Report

Fidelity Advisor Growth & Income Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C's contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Growth & Income - CL C	-5.22%	74.68%
Fidelity Adv Growth & Income - CL C (incl. contingent deferred sales charge)	-6.17%	74.68%
S&P 500	-4.22%	87.74%
Growth & Income Funds Average	1.41%	n/a *

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 991 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Growth & Income - CL C	-5.22%	15.31%
Fidelity Adv Growth & Income - CL C (incl. contingent deferred sales charge)	-6.17%	15.31%
S&P 500	-4.22%	17.45%
Growth & Income Funds Average	1.41%	n/a *

Average annual total returns take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Class C on December 31, 1996, when the fund started. As the chart shows, by November 30, 2000, the value of the investment, would have grown to $17,468 - a 74.68% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,774 - an 87.74% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total return for large-cap core funds average was -2.92%. The one year cumulative and average annual total return for the large-cap supergroup average was -2.87%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with John Avery, Portfolio Manager of Fidelity Advisor Growth & Income Fund

Q. How did the fund perform, John?

A. For the 12-month period that ended November 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned -4.51%, -4.74%, -5.22% and -5.22%, respectively. In comparison, the Standard & Poor's 500 Index returned -4.22%, while the growth & income funds average tracked by Lipper Inc. returned 1.41%.

Q. Why did the fund underperform its index and peer group during the 12-month period?

A. Poor positioning among utility stocks, particularly telecommunications providers, hurt performance relative to the index. We paid the price for holding out-of-benchmark stakes in competitive local exchange carriers (CLECs), such as Allegiance Telecom and Level 3 Communications, which stumbled during the period. We also missed out on much of the dramatic upswing in electric and gas utilities, spurred by strong demand growth and volatility in the marketplace. Stock picking in some poorly performing retailers, such as Abercrombie & Fitch, further detracted from returns. The fund no longer held this stock or Level 3 Communications at the close of the period. The fund's large-cap bias hurt versus its Lipper peers, many of which emphasized the smaller-cap growth names that performed exceptionally well.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What changes have you made since taking over the fund on June 1, 2000?

A. I've made very few significant changes to the portfolio, which isn't much of a surprise given that the fund's former manager, Beth Terrana, and I have very similar investment styles. I did make a few moves, however, that are worth noting. First, I lowered the fund's emphasis on technology, reducing the position to an underweighting relative to the index. My focus here was on taking down the overall volatility of the fund by reducing its growth orientation. I took profits in some of the fund's mid-cap positions that I felt had excessive downside risk, and used a portion of the proceeds to add to large, industry-leading names that I thought were unfairly beaten up in May. Overall, this strategy of overweighting tech stocks when they rallied early in the period, and underemphasizing them later on when they struggled, helped us gain some ground on the index. Second, I sold off the fund's investments in Japanese brokers and invested in their American counterparts, a group with which I was much more familiar.

Q. What was your strategy in terms of technology stocks?

A. I picked up some bargains in the late spring when tech stocks showed signs of bottoming out, which allowed us to benefit from the sector's rebound heading into the summer. In September, I reduced the fund's weighting in technology to its lowest level of the period, sensing the impact a slowing economy would have on the sector. This move helped shelter us somewhat from the ensuing downturn, which saw the tech-heavy NASDAQ Composite Index fall nearly 50% from its high in March. During the fall, I unloaded most of our higher-valued tech names, replacing them with quality companies that I felt were extremely undervalued and had very little downside risk. Our top picks during the period included names involved in the development of the Internet and next-generation communications networks, such as Nokia, JDS Uniphase, EMC and Analog Devices. We also benefited from underweighting key benchmark players Microsoft and Lucent. However, we had our share of disappointments, mostly in the form of PC and semiconductor stocks, such as Dell and Intel, respectively. Both Lucent and Analog Devices were sold off during the period.

Q. How did some of your other moves pan out?

A. Finding the right stocks while keeping our exposure to consumer nondurables lean boosted relative returns, as many index names, such as Coca-Cola and Proctor & Gamble, were shunned by the market for weak relative earnings growth. Philip Morris emerged as one of the few exceptions, jumping more than 42% during the period. In terms of our financial holdings, we avoided regional banks, which were plagued throughout the period by a deteriorating credit environment. We also increased our emphasis on higher-growth financials, such as American International Group and Fannie Mae, which are generally less credit-sensitive and more capable of generating above-average returns. This move worked out nicely for us. Additionally, we benefited from having ample exposure to several health stocks that performed well during the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. There's still a lot of economic uncertainty, which tells me that it's still time to play defense rather than offense. Right now, the fund is defensively positioned for further slowing in the economy, a posture that has worked out well recently. In the near term, earnings disappointments could continue to weigh heavily on the market even if the Fed does decide to cut interest rates. Until I feel strongly that fundamentals are going to get either a lot better or a lot worse, I'm going to avoid making any big bets and continue to add value through bottom-up stock selection.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of November 30, 2000, more than $2.5 billion

Manager: John Avery, since 2000; manager, Fidelity Advisor Balanced Fund, since 1998; joined Fidelity in 1995

3

John Avery on compelling value opportunities in the tech sector:

"Technology's been an area where there's been very few value opportunities over the past couple of years, and the tech stocks that had previously fallen in that category were there for a reason. However, times have changed, and today we're seeing the highest-quality technology companies in the market donning the value label after being drubbed mercilessly for mainly macroeconomic reasons. That said, with the economy slowing and the likelihood of rate cuts on the horizon, I find many of these companies extremely attractive right now given their tremendous upside potential and, given that they are trading at severely depressed levels, considerably lower downside risk.

"When you look at some of the companies that have announced earnings shortfalls of late, you may notice that their stocks generally don't fall too far, a sign that they might have hit rock bottom. So, even though these stocks may not go up for a while, there's still some support for them on the downside, which means that if you're patient, you could benefit from a healthy rebound. Given my belief in the prospects for technology stocks, I may consider increasing the fund's exposure to the sector in the coming months and try to be early in the stocks with improving fundamentals that are poised to outperform over the long haul."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	6.0	5.7
Cisco Systems, Inc.	3.8	3.3
Microsoft Corp.	2.9	1.5
Exxon Mobil Corp.	2.7	2.3
American International Group, Inc.	2.6	1.8
Bristol-Myers Squibb Co.	2.4	1.4
Pfizer, Inc.	2.3	2.1
American Express Co.	2.3	2.0
Schering-Plough Corp.	2.1	1.8
Fannie Mae	2.0	0.8
	29.1
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	21.6	30.8
Finance	16.1	12.8
Health	13.9	9.3
Industrial Machinery & Equipment	7.9	5.8
Utilities	7.0	10.1
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 94.8%		Stocks 93.5%
	Convertible Securities 0.9%		Convertible Securities 1.3%
	Short-Term Investments and Net Other Assets 4.3%		Short-Term Investments and Net Other Assets 5.2%
* Foreign investments	2.8%	** Foreign investments	6.8%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 1.3%
Aerospace & Defense - 0.8%
BFGoodrich Co.	175,400	$ 6,643
Boeing Co.	209,900	14,496
		21,139
Ship Building & Repair - 0.5%
General Dynamics Corp.	149,100	11,369
TOTAL AEROSPACE & DEFENSE		32,508
BASIC INDUSTRIES - 3.0%
Chemicals & Plastics - 2.0%
Dow Chemical Co.	449,700	13,744
E.I. du Pont de Nemours and Co.	392,500	16,608
Pharmacia Corp.	149,800	9,138
Praxair, Inc.	342,300	12,301
		51,791
Metals & Mining - 0.3%
Alcoa, Inc.	306,900	8,651
Paper & Forest Products - 0.7%
International Paper Co.	211,600	7,168
Kimberly-Clark Corp.	148,200	10,365
		17,533
TOTAL BASIC INDUSTRIES		77,975
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.4%
Masco Corp.	467,200	9,023
DURABLES - 1.3%
Autos, Tires, & Accessories - 0.7%
Danaher Corp.	199,000	12,972
TRW, Inc.	164,300	5,432
		18,404
Consumer Durables - 0.1%
Minnesota Mining & Manufacturing Co.	29,000	2,896
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - continued
Consumer Electronics - 0.5%
General Motors Corp. Class H	382,670	$ 8,319
Maytag Corp.	99,860	2,858
		11,177
TOTAL DURABLES		32,477
ENERGY - 6.2%
Energy Services - 1.2%
Baker Hughes, Inc.	153,400	5,072
Diamond Offshore Drilling, Inc.	129,700	3,915
Halliburton Co.	174,600	5,827
Nabors Industries, Inc. (a)	151,500	6,657
Schlumberger Ltd. (NY Shares)	173,000	10,726
		32,197
Oil & Gas - 5.0%
Burlington Resources, Inc.	238,500	9,734
Chevron Corp.	116,300	9,522
Conoco, Inc. Class B	438,400	10,987
Exxon Mobil Corp.	804,753	70,818
Royal Dutch Petroleum Co. (NY Shares)	332,300	19,834
TotalFinaElf SA sponsored ADR	116,200	8,207
		129,102
TOTAL ENERGY		161,299
FINANCE - 16.1%
Banks - 2.1%
Bank of America Corp.	228,200	9,114
Bank of New York Co., Inc.	629,700	34,752
Chase Manhattan Corp.	269,600	9,942
		53,808
Credit & Other Finance - 4.2%
American Express Co.	1,069,500	58,756
Citigroup, Inc.	1,016,000	50,610
		109,366
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Federal Sponsored Credit - 3.8%
Fannie Mae	642,400	$ 50,750
Freddie Mac	782,300	47,280
		98,030
Insurance - 3.6%
AFLAC, Inc.	142,300	10,014
Allstate Corp.	205,400	7,857
American International Group, Inc.	684,730	66,376
Hartford Financial Services Group, Inc.	128,600	9,098
		93,345
Securities Industry - 2.4%
Bear Stearns Companies, Inc.	122,600	5,632
Charles Schwab Corp.	600,850	16,636
Merrill Lynch & Co., Inc.	213,200	12,339
Morgan Stanley Dean Witter & Co.	429,600	27,226
		61,833
TOTAL FINANCE		416,382
HEALTH - 13.9%
Drugs & Pharmaceuticals - 11.5%
Allergan, Inc.	96,000	8,910
American Home Products Corp.	341,400	20,527
Amgen, Inc. (a)	33,800	2,151
Bristol-Myers Squibb Co.	894,328	61,988
Eli Lilly & Co.	327,800	30,711
Genentech, Inc. (a)	144,800	9,855
Merck & Co., Inc.	526,900	48,837
Pfizer, Inc.	1,368,950	60,662
Schering-Plough Corp.	955,900	53,590
		297,231
Medical Equipment & Supplies - 2.4%
Abbott Laboratories	173,700	9,564
Cardinal Health, Inc.	72,700	7,265
Guidant Corp. (a)	136,400	7,357
Johnson & Johnson	163,900	16,390
McKesson HBOC, Inc.	42,100	1,384
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Medical Equipment & Supplies - continued
Medtronic, Inc.	270,600	$ 14,409
Millipore Corp.	149,200	6,565
		62,934
TOTAL HEALTH		360,165
INDUSTRIAL MACHINERY & EQUIPMENT - 7.9%
Electrical Equipment - 6.0%
General Electric Co.	3,113,100	154,296
Industrial Machinery & Equipment - 1.9%
Caterpillar, Inc.	284,100	11,169
Illinois Tool Works, Inc.	128,600	7,242
Ingersoll-Rand Co.	153,800	6,190
Tyco International Ltd.	496,816	26,207
		50,808
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		205,104
MEDIA & LEISURE - 4.9%
Broadcasting - 1.3%
AT&T Corp. - Liberty Media Group Class A (a)	663,400	8,997
Infinity Broadcasting Corp. Class A (a)	507,200	15,343
Time Warner, Inc.	129,871	8,052
		32,392
Entertainment - 2.2%
MGM Mirage, Inc.	200,000	5,725
Viacom, Inc. Class B (non-vtg.) (a)	851,136	43,514
Walt Disney Co.	247,800	7,171
		56,410
Publishing - 1.0%
McGraw-Hill Companies, Inc.	503,500	26,748
Restaurants - 0.4%
McDonald's Corp.	308,700	9,840
TOTAL MEDIA & LEISURE		125,390
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - 6.5%
Beverages - 2.2%
Anheuser-Busch Companies, Inc.	471,800	$ 22,381
The Coca-Cola Co.	569,400	35,659
		58,040
Foods - 0.3%
PepsiCo, Inc.	174,300	7,909
Household Products - 2.4%
Colgate-Palmolive Co.	192,300	11,298
Gillette Co.	437,000	14,803
Procter & Gamble Co.	348,500	26,094
Unilever NV (NY Shares)	140,300	8,707
		60,902
Tobacco - 1.6%
Philip Morris Companies, Inc.	1,056,200	40,334
TOTAL NONDURABLES		167,185
RETAIL & WHOLESALE - 3.7%
Apparel Stores - 0.5%
Gap, Inc.	333,200	8,309
The Limited, Inc.	227,400	4,420
		12,729
Drug Stores - 0.6%
Walgreen Co.	323,600	14,420
General Merchandise Stores - 1.8%
Costco Wholesale Corp. (a)	231,300	7,546
Kohls Corp. (a)	45,800	2,453
Wal-Mart Stores, Inc.	708,900	36,996
		46,995
Retail & Wholesale, Miscellaneous - 0.8%
Home Depot, Inc.	529,259	20,740
TOTAL RETAIL & WHOLESALE		94,884
SERVICES - 1.2%
Advertising - 0.8%
Omnicom Group, Inc.	259,400	20,395
Common Stocks - continued
	Shares	Value (Note 1) (000s)
SERVICES - continued
Services - 0.4%
Ecolab, Inc.	221,150	$ 9,606
TOTAL SERVICES		30,001
TECHNOLOGY - 21.3%
Communications Equipment - 5.9%
Ciena Corp. (a)	82,400	6,257
Cisco Systems, Inc. (a)	2,036,100	97,478
Comverse Technology, Inc. (a)	122,400	10,549
Corning, Inc.	218,700	12,794
Nokia AB sponsored ADR	157,100	6,716
Nortel Networks Corp.	517,300	19,528
		153,322
Computer Services & Software - 7.0%
America Online, Inc. (a)	327,300	13,292
Ariba, Inc. (a)	19,300	1,201
Automatic Data Processing, Inc.	120,500	7,953
BEA Systems, Inc. (a)	211,288	12,374
BMC Software, Inc. (a)	420,100	7,273
Cadence Design Systems, Inc. (a)	186,100	4,362
Computer Associates International, Inc.	266,500	6,962
Microsoft Corp. (a)	1,284,900	73,721
Oracle Corp. (a)	1,074,900	28,485
Sonus Networks, Inc.	254,500	6,188
Synopsys, Inc. (a)	218,700	8,529
VERITAS Software Corp. (a)	59,300	5,785
Yahoo!, Inc. (a)	120,100	4,759
		180,884
Computers & Office Equipment - 4.6%
Compaq Computer Corp.	304,800	6,553
Dell Computer Corp. (a)	485,400	9,344
EMC Corp. (a)	619,858	46,102
International Business Machines Corp.	276,900	25,890
Sun Microsystems, Inc. (a)	408,700	31,087
		118,976
Electronic Instruments - 1.1%
Agilent Technologies, Inc.	100	5
Applied Materials, Inc. (a)	197,900	8,003
KLA-Tencor Corp. (a)	208,000	5,720
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Electronic Instruments - continued
Teradyne, Inc. (a)	270,100	$ 8,120
Thermo Electron Corp. (a)	242,600	7,035
		28,883
Electronics - 2.7%
Broadcom Corp. Class A (a)	32,100	3,130
Intel Corp.	789,700	30,058
JDS Uniphase Corp. (a)	70,300	3,519
Micron Technology, Inc. (a)	322,400	10,156
Motorola, Inc.	275,200	5,521
SDL, Inc. (a)	21,900	3,980
Texas Instruments, Inc.	349,700	13,048
		69,412
TOTAL TECHNOLOGY		551,477
TRANSPORTATION - 0.3%
Railroads - 0.3%
Union Pacific Corp.	187,700	8,728
UTILITIES - 6.8%
Cellular - 1.2%
Nextel Communications, Inc. Class A (a)	353,300	10,952
Sprint Corp. - PCS Group Series 1 (a)	444,700	10,089
VoiceStream Wireless Corp. (a)	90,300	10,249
		31,290
Electric Utility - 0.7%
AES Corp. (a)	328,400	17,036
Gas - 1.1%
Dynegy, Inc. Class A	355,270	15,721
Enron Corp.	205,300	13,293
		29,014
Telephone Services - 3.8%
Allegiance Telecom, Inc. (a)	188,000	2,635
AT&T Corp.	247,200	4,851
BellSouth Corp.	538,100	22,499
Qwest Communications International, Inc. (a)	376,400	14,209
SBC Communications, Inc.	838,600	46,071
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Telephone Services - continued
TeraBeam Networks (a)(d)	8,400	$ 32
Verizon Communications	154,200	8,664
		98,961
TOTAL UTILITIES		176,301
TOTAL COMMON STOCKS (Cost $2,192,753)		2,448,899
Convertible Preferred Stocks - 0.2%

MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
MediaOne Group, Inc. (Vodafone Group PLC) $3.63 PIES (Cost $5,695)	72,500	5,655
Corporate Bonds - 0.7%
Moody's Ratings (unaudited) (e)			Principal Amount (000s)
Convertible Bonds - 0.7%
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
Liberty Media Corp. 3.75% 2/15/30 (c)	Baa3		$ 7,390	4,406
TECHNOLOGY - 0.3%
Computer Services & Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (c)	-		880	810
Computers & Office Equipment - 0.3%
Juniper Networks, Inc. 4.75% 3/15/07	B-		7,644	7,668
TOTAL TECHNOLOGY				8,478
UTILITIES - 0.2%
Cellular - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10 (c)	B1		4,940	3,705
Corporate Bonds - continued
Moody's Ratings (unaudited) (e)			Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
UTILITIES - continued
Telephone Services - 0.1%
Level 3 Communications, Inc. 6% 3/15/10	Caa1		$ 3,250	$ 1,487
TOTAL UTILITIES				5,192
TOTAL CONVERTIBLE BONDS				18,076
Nonconvertible Bonds - 0.0%
AEROSPACE & DEFENSE - 0.0%
BAE Systems PLC 7.45% 11/29/03	-	GBP	36	50
TOTAL CORPORATE BONDS (Cost $21,863)				18,126
Cash Equivalents - 5.0%
	Shares
Fidelity Cash Central Fund, 6.57% (b)	128,974,259	128,974
Fidelity Securities Lending Cash Central Fund, 6.63% (b)	726,000	726
TOTAL CASH EQUIVALENTS (Cost $129,700)		129,700
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $2,350,011)		2,602,380
NET OTHER ASSETS - (0.7)%		(18,699)
NET ASSETS - 100%		$ 2,583,681
Security Type Abbreviations
PIES	-	Premium Income Equity Securities
Currency Abbreviations
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,921,000 or 0.3% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Networks	4/7/00	$ 32
(e) S&P credit ratings are used in absence of a rating by Moody's Investors Service, Inc.
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $2,385,927,000. Net unrealized appreciation aggregated $216,453,000, of which $445,395,000 related to appreciated investment securities and $228,942,000 related to depreciated investment securities.

At November 30, 2000, the fund had a capital loss carryforward of approximately $43,874,000 of which $13,634,000, $11,477,000 and $18,763,000 will expire on November 30, 2006, 2007 and 2008, respectively.

The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $26,786,000 of losses recognized during the period November 1, 2000 to November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2000
Assets
Investment in securities, at value (cost $2,350,011) - See accompanying schedule		$ 2,602,380
Receivable for investments sold		1,359
Receivable for fund shares sold		4,521
Dividends receivable		2,195
Interest receivable		1,083
Other receivables		13
Total assets		2,611,551
Liabilities
Payable for investments purchased	$ 18,602
Payable for fund shares redeemed	5,263
Accrued management fee	1,080
Distribution fees payable	1,483
Other payables and accrued expenses	716
Collateral on securities loaned, at value	726
Total liabilities		27,870
Net Assets		$ 2,583,681
Net Assets consist of:
Paid in capital		$ 2,437,194
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(105,879)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		252,366
Net Assets		$ 2,583,681

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($180,140 ÷ 10,250 shares)	$17.57
Maximum offering price per share (100/94.25 of $17.57)	$18.64
Class T: Net Asset Value and redemption price per share ($1,278,426 ÷ 73,058 shares)	$17.50
Maximum offering price per share (100/96.50 of $17.50)	$18.13
Class B: Net Asset Value and offering price per share ($641,469 ÷ 37,214 shares) A	$17.24
Class C: Net Asset Value and offering price per share ($365,243 ÷ 21,183 shares) A	$17.24
Institutional Class: Net Asset Value, offering price and redemption price per share ($118,403 ÷ 6,703 shares)	$17.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Dividends		$ 18,458
Interest		10,128
Security lending		198
Total income		28,784
Expenses
Management fee	$ 12,783
Transfer agent fees	5,718
Distribution fees	17,443
Accounting and security lending fees	550
Non-interested trustees' compensation	9
Custodian fees and expenses	102
Registration fees	416
Audit	31
Legal	9
Miscellaneous	27
Total expenses before reductions	37,088
Expense reductions	(456)	36,632
Net investment income (loss)		(7,848)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(68,215)
Foreign currency transactions	(168)	(68,383)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(114,807)
Assets and liabilities in foreign currencies	(5)	(114,812)
Net gain (loss)		(183,195)
Net increase (decrease) in net assets resulting from operations		$ (191,043)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (7,848)	$ (1,740)
Net realized gain (loss)	(68,383)	(15,532)
Change in net unrealized appreciation (depreciation)	(114,812)	250,870
Net increase (decrease) in net assets resulting from operations	(191,043)	233,598
Distributions to shareholders From net investment income	-	(228)
In excess of net investment income	-	(292)
Return of capital	-	(945)
Total distributions	-	(1,465)
Share transactions - net increase (decrease)	763,956	1,028,815
Total increase (decrease) in net assets	572,913	1,260,948
Net Assets
Beginning of period	2,010,768	749,820
End of period	$ 2,583,681	$ 2,010,768

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.40	$ 15.09	$ 12.47	$ 10.00
Income from Investment Operations
Net investment income D	.02	.04	.06	.04
Net realized and unrealized gain (loss)	(.85)	3.32	2.79	2.46
Total from investment operations	(.83)	3.36	2.85	2.50
Less Distributions
From net investment income	-	(.01)	(.05)	(.03)
In excess of net investment income	-	(.01)	-	-
From net realized gain	-	-	(.18)	-
Return of capital	-	(.03)	-	-
Total distributions	-	(.05)	(.23)	(.03)
Net asset value, end of period	$ 17.57	$ 18.40	$ 15.09	$ 12.47
Total Return B, C	(4.51)%	22.31%	23.24%	25.04%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 180	$ 120	$ 35	$ 7
Ratio of expenses to average net assets	.99%	1.04%	1.12%	1.50% A, F
Ratio of expenses to average net assets after expense reductions	.98% G	1.03% G	1.11% G	1.50% A
Ratio of net investment income to average net assets	.09%	.22%	.46%	.34% A
Portfolio turnover	97%	55%	54%	82% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Class A shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.37	$ 15.07	$ 12.46	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	.00	.04	.03
Net realized and unrealized gain (loss)	(.84)	3.32	2.78	2.45
Total from investment operations	(.87)	3.32	2.82	2.48
Less Distributions
From net investment income	-	(.00)	(.03)	(.02)
In excess of net investment income	-	(.01)	-	-
From net realized gain	-	-	(.18)	-
Return of capital	-	(.01)	-	-
Total distributions	-	(.02)	(.21)	(.02)
Net asset value, end of period	$ 17.50	$ 18.37	$ 15.07	$ 12.46
Total Return B, C	(4.74)%	22.05%	23.00%	24.83%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,278	$ 999	$ 400	$ 133
Ratio of expenses to average net assets	1.23%	1.27%	1.31%	1.59% A
Ratio of expenses to average net assets after expense reductions	1.21% F	1.25% F	1.30% F	1.59% A
Ratio of net investment income (loss) to average net assets	(.14)%	.00%	.27%	.24% A
Portfolio turnover	97%	55%	54%	82% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Class T shares) to November 30, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.19	$ 14.98	$ 12.41	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.13)	(.09)	(.03)	(.04)
Net realized and unrealized gain (loss)	(.82)	3.30	2.77	2.46
Total from investment operations	(.95)	3.21	2.74	2.42
Less Distributions
From net investment income	-	-	-	(.01)
From net realized gain	-	-	(.17)	-
Total distributions	-	-	(.17)	(.01)
Net asset value, end of period	$ 17.24	$ 18.19	$ 14.98	$ 12.41
Total Return B, C	(5.22)%	21.43%	22.39%	24.22%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 641	$ 508	$ 158	$ 29
Ratio of expenses to average net assets	1.75%	1.78%	1.83%	2.25% A, F
Ratio of expenses to average net assets after expense reductions	1.73% G	1.76% G	1.82% G	2.25% A
Ratio of net investment income (loss) to average net assets	(.66)%	(.51)%	(.25)%	(.42)% A
Portfolio turnover	97%	55%	54%	82% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Class B shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.19	$ 14.98	$ 12.45	$ 12.22
Income from Investment Operations
Net investment income (loss) D	(.12)	(.08)	(.04)	-
Net realized and unrealized gain (loss)	(.83)	3.29	2.76	.23
Total from investment operations	(.95)	3.21	2.72	.23
Less Distributions
From net investment income	-	-	(.01)	-
From net realized gain	-	-	(.18)	-
Total distributions	-	-	(.19)	-
Net asset value, end of period	$ 17.24	$ 18.19	$ 14.98	$ 12.45
Total Return B, C	(5.22)%	21.43%	22.20%	1.88%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 365	$ 253	$ 60	$ 0.4
Ratio of expenses to average net assets	1.72%	1.76%	1.87%	2.24% A, F
Ratio of expenses to average net assets after expense reductions	1.71% G	1.75% G	1.85% G	2.24% A
Ratio of net investment income (loss) to average net assets	(.64)%	(.50)%	(.27)%	.19% A
Portfolio turnover	97%	55%	54%	82% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.44	$ 15.10	$ 12.47	$ 10.00
Income from Investment Operations
Net investment income D	.08	.09	.11	.07
Net realized and unrealized gain (loss)	(.86)	3.33	2.79	2.45
Total from investment operations	(.78)	3.42	2.90	2.52
Less Distributions
From net investment income	-	(.01)	(.09)	(.05)
In excess of net investment income	-	(.02)	-	-
From net realized gain	-	-	(.18)	-
Return of capital	-	(.05)	-	-
Total distributions	-	(.08)	(.27)	(.05)
Net asset value, end of period	$ 17.66	$ 18.44	$ 15.10	$ 12.47
Total Return B, C	(4.23)%	22.71%	23.69%	25.26%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 118	$ 131	$ 97	$ 74
Ratio of expenses to average net assets	.69%	.74%	.76%	1.19% A
Ratio of expenses to average net assets after expense reductions	.68% F	.72% F	.75% F	1.19% A
Ratio of net investment income to average net assets	.39%	.53%	.82%	.64% A
Portfolio turnover	97%	55%	54%	82% A
A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Institutional Class shares) to November 30, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Growth & Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

For the period ended November 30, 1999, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to reductions in taxable income available for distribution after certain distributions had been made.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $32,000 or 0% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,120,911,000 and $2,446,781,000, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .47% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-
adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 453,000	$ -
Class T	6,714,000	91,000
Class B	6,629,000	4,972,000
Class C	3,647,000	1,979,000
	$ 17,443,000	$ 7,042,000

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 940,000	$ 353,000
Class T	1,458,000	468,000
Class B	1,594,000	1,594,000*
Class C	180,000	180,000*
	$ 4,172,000	$ 2,595,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 412,000.23
Class T	2,800,000.21
Class B	1,514,000.23
Class C	746,000.20
Institutional Class	246,000.18
	$ 5,718,000

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $149,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $693,000. The fund received cash collateral of $726,000 which was invested in cash equivalents.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $423,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

Transfer Agent Credits
Class A	$ 6,000
Class T	26,000
$ 32,000

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2000	1999
From net investment income
Class A	$ -	$ 21
Class T	-	122
Institutional Class	-	85
Total	$ -	$ 228
In excess of net investment income
Class A	$ -	$ 28
Class T	-	156
Institutional Class	-	108
Total	$ -	$ 292
Return of Capital
Class A	$ -	$ 151
Class T	-	449
Institutional Class	-	345
Total	$ -	$ 945
	$ -	$ 1,465

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999

Class A Shares sold	6,952	5,390	$ 137,440	$ 92,591
Reinvestment of distributions	-	11	-	176
Shares redeemed	(3,221)	(1,176)	(62,845)	(20,333)
Net increase (decrease)	3,731	4,225	$ 74,595	$ 72,434
Class T Shares sold	39,545	38,799	$ 780,858	$ 667,872
Reinvestment of distributions	-	41	-	684
Shares redeemed	(20,858)	(11,041)	(408,575)	(190,532)
Net increase (decrease)	18,687	27,799	$ 372,283	$ 478,024
Class B Shares sold	15,118	19,885	$ 294,657	$ 340,104
Shares redeemed	(5,822)	(2,529)	(112,977)	(43,498)
Net increase (decrease)	9,296	17,356	$ 181,680	$ 296,606
Class C Shares sold	11,380	11,186	$ 222,562	$ 191,357
Shares redeemed	(4,130)	(1,236)	(79,816)	(21,381)
Net increase (decrease)	7,250	9,950	$ 142,746	$ 169,976
Institutional Class Shares sold	1,892	2,418	$ 37,686	$ 41,605
Reinvestment of distributions	-	26	-	422
Shares redeemed	(2,297)	(1,763)	(45,034)	(30,252)
Net increase (decrease)	(405)	681	$ (7,348)	$ 11,775

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2001

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard A. Spillane Jr., Vice President

John Avery, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AGAI-ANN-0101 122647
1.539472.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Growth & Income

Fund - Institutional Class

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	29	Notes to the financial statements.
Independent Auditors' Report	37	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Growth & Income Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Growth & Income - Inst CL	-4.23%	82.09%
S&P 500 ®	-4.22%	87.74%
Growth & Income Funds Average	1.41%	n/a*

Cumulative total returns show Institutional Class performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' return to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth and income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 991 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Growth & Income - Inst CL	-4.23%	16.53%
S&P 500	-4.22%	17.45%
Growth & Income Funds Average	1.41%	n/a*

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth & Income Fund - Institutional Class on December 31, 1996, when the fund started. As the chart shows, by November 30, 2000, the value of the investment would have grown to $18,209 - an 82.09% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,774 - an 87.74% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total return for large-cap core funds average was -2.92%. The one year cumulative and average annual total return for the large-cap supergroup average was -2.87%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with John Avery, Portfolio Manager of Fidelity Advisor Growth & Income Fund

Q. How did the fund perform, John?

A. For the 12-month period that ended November 30, 2000, the fund's Institutional Class shares posted a return of -4.23%. In comparison, the Standard & Poor's 500 Index returned -4.22%, while the growth & income funds average tracked by Lipper Inc. returned 1.41%.

Q. Why did the fund underperform its index and peer group during the 12-month period?

A. Poor positioning among utility stocks, particularly telecommunications providers, hurt performance relative to the index. We paid the price for holding out-of-benchmark stakes in competitive local exchange carriers (CLECs), such as Allegiance Telecom and Level 3 Communications, which stumbled during the period. We also missed out on much of the dramatic upswing in electric and gas utilities, spurred by strong demand growth and volatility in the marketplace. Stock picking in some poorly performing retailers, such as Abercrombie & Fitch, further detracted from returns. The fund no longer held this stock or Level 3 Communications at the close of the period. The fund's large-cap bias hurt versus its Lipper peers, many of which emphasized the smaller-cap growth names that performed exceptionally well.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What changes have you made since taking over the fund on June 1, 2000?

A. I've made very few significant changes to the portfolio, which isn't much of a surprise given that the fund's former manager, Beth Terrana, and I have very similar investment styles. I did make a few moves, however, that are worth noting. First, I lowered the fund's emphasis on technology, reducing the position to an underweighting relative to the index. My focus here was on taking down the overall volatility of the fund by reducing its growth orientation. I took profits in some of the fund's mid-cap positions that I felt had excessive downside risk, and used a portion of the proceeds to add to large, industry-leading names that I thought were unfairly beaten up in May. Overall, this strategy of overweighting tech stocks when they rallied early in the period, and underemphasizing them later on when they struggled, helped us gain some ground on the index. Second, I sold off the fund's investments in Japanese brokers and invested in their American counterparts, a group with which I was much more familiar.

Q. What was your strategy in terms of technology stocks?

A. I picked up some bargains in the late spring when tech stocks showed signs of bottoming out, which allowed us to benefit from the sector's rebound heading into the summer. In September, I reduced the fund's weighting in technology to its lowest level of the period, sensing the impact a slowing economy would have on the sector. This move helped shelter us somewhat from the ensuing downturn, which saw the tech-heavy NASDAQ Composite Index fall nearly 50% from its high in March. During the fall, I unloaded most of our higher-valued tech names, replacing them with quality companies that I felt were extremely undervalued and had very little downside risk. Our top picks during the period included names involved in the development of the Internet and next-generation communications networks, such as Nokia, JDS Uniphase, EMC and Analog Devices. We also benefited from underweighting key benchmark players Microsoft and Lucent. However, we had our share of disappointments, mostly in the form of PC and semiconductor stocks, such as Dell and Intel, respectively. Both Lucent and Analog Devices were sold off during the period.

Q. How did some of your other moves pan out?

A. Finding the right stocks while keeping our exposure to consumer nondurables lean boosted relative returns, as many index names, such as Coca-Cola and Proctor & Gamble, were shunned by the market for weak relative earnings growth. Philip Morris emerged as one of the few exceptions, jumping more than 42% during the period. In terms of our financial holdings, we avoided regional banks, which were plagued throughout the period by a deteriorating credit environment. We also increased our emphasis on higher-growth financials, such as American International Group and Fannie Mae, which are generally less credit-sensitive and more capable of generating above-average returns. This move worked out nicely for us. Additionally, we benefited from having ample exposure to several health stocks that performed well during the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. There's still a lot of economic uncertainty, which tells me that it's still time to play defense rather than offense. Right now, the fund is defensively positioned for further slowing in the economy, a posture that has worked out well recently. In the near term, earnings disappointments could continue to weigh heavily on the market even if the Fed does decide to cut interest rates. Until I feel strongly that fundamentals are going to get either a lot better or a lot worse, I'm going to avoid making any big bets and continue to add value through bottom-up stock selection.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks a high total return through a combination of current income and capital appreciation

Start date: December 31, 1996

Size: as of November 30, 2000, more than $2.5 billion

Manager: John Avery, since 2000; manager, Fidelity Advisor Balanced Fund, since 1998; joined Fidelity in 1995

3

John Avery on compelling value opportunities in the tech sector:

"Technology's been an area where there's been very few value opportunities over the past couple of years, and the tech stocks that had previously fallen in that category were there for a reason. However, times have changed, and today we're seeing the highest-quality technology companies in the market donning the value label after being drubbed mercilessly for mainly macroeconomic reasons. That said, with the economy slowing and the likelihood of rate cuts on the horizon, I find many of these companies extremely attractive right now given their tremendous upside potential and, given that they are trading at severely depressed levels, considerably lower downside risk.

"When you look at some of the companies that have announced earnings shortfalls of late, you may notice that their stocks generally don't fall too far, a sign that they might have hit rock bottom. So, even though these stocks may not go up for a while, there's still some support for them on the downside, which means that if you're patient, you could benefit from a healthy rebound. Given my belief in the prospects for technology stocks, I may consider increasing the fund's exposure to the sector in the coming months and try to be early in the stocks with improving fundamentals that are poised to outperform over the long haul."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	6.0	5.7
Cisco Systems, Inc.	3.8	3.3
Microsoft Corp.	2.9	1.5
Exxon Mobil Corp.	2.7	2.3
American International Group, Inc.	2.6	1.8
Bristol-Myers Squibb Co.	2.4	1.4
Pfizer, Inc.	2.3	2.1
American Express Co.	2.3	2.0
Schering-Plough Corp.	2.1	1.8
Fannie Mae	2.0	0.8
	29.1
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	21.6	30.8
Finance	16.1	12.8
Health	13.9	9.3
Industrial Machinery & Equipment	7.9	5.8
Utilities	7.0	10.1
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 94.8%		Stocks 93.5%
	Convertible Securities 0.9%		Convertible Securities 1.3%
	Short-Term Investments and Net Other Assets 4.3%		Short-Term Investments and Net Other Assets 5.2%
* Foreign investments	2.8%	** Foreign investments	6.8%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 1.3%
Aerospace & Defense - 0.8%
BFGoodrich Co.	175,400	$ 6,643
Boeing Co.	209,900	14,496
		21,139
Ship Building & Repair - 0.5%
General Dynamics Corp.	149,100	11,369
TOTAL AEROSPACE & DEFENSE		32,508
BASIC INDUSTRIES - 3.0%
Chemicals & Plastics - 2.0%
Dow Chemical Co.	449,700	13,744
E.I. du Pont de Nemours and Co.	392,500	16,608
Pharmacia Corp.	149,800	9,138
Praxair, Inc.	342,300	12,301
		51,791
Metals & Mining - 0.3%
Alcoa, Inc.	306,900	8,651
Paper & Forest Products - 0.7%
International Paper Co.	211,600	7,168
Kimberly-Clark Corp.	148,200	10,365
		17,533
TOTAL BASIC INDUSTRIES		77,975
CONSTRUCTION & REAL ESTATE - 0.4%
Building Materials - 0.4%
Masco Corp.	467,200	9,023
DURABLES - 1.3%
Autos, Tires, & Accessories - 0.7%
Danaher Corp.	199,000	12,972
TRW, Inc.	164,300	5,432
		18,404
Consumer Durables - 0.1%
Minnesota Mining & Manufacturing Co.	29,000	2,896
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - continued
Consumer Electronics - 0.5%
General Motors Corp. Class H	382,670	$ 8,319
Maytag Corp.	99,860	2,858
		11,177
TOTAL DURABLES		32,477
ENERGY - 6.2%
Energy Services - 1.2%
Baker Hughes, Inc.	153,400	5,072
Diamond Offshore Drilling, Inc.	129,700	3,915
Halliburton Co.	174,600	5,827
Nabors Industries, Inc. (a)	151,500	6,657
Schlumberger Ltd. (NY Shares)	173,000	10,726
		32,197
Oil & Gas - 5.0%
Burlington Resources, Inc.	238,500	9,734
Chevron Corp.	116,300	9,522
Conoco, Inc. Class B	438,400	10,987
Exxon Mobil Corp.	804,753	70,818
Royal Dutch Petroleum Co. (NY Shares)	332,300	19,834
TotalFinaElf SA sponsored ADR	116,200	8,207
		129,102
TOTAL ENERGY		161,299
FINANCE - 16.1%
Banks - 2.1%
Bank of America Corp.	228,200	9,114
Bank of New York Co., Inc.	629,700	34,752
Chase Manhattan Corp.	269,600	9,942
		53,808
Credit & Other Finance - 4.2%
American Express Co.	1,069,500	58,756
Citigroup, Inc.	1,016,000	50,610
		109,366
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Federal Sponsored Credit - 3.8%
Fannie Mae	642,400	$ 50,750
Freddie Mac	782,300	47,280
		98,030
Insurance - 3.6%
AFLAC, Inc.	142,300	10,014
Allstate Corp.	205,400	7,857
American International Group, Inc.	684,730	66,376
Hartford Financial Services Group, Inc.	128,600	9,098
		93,345
Securities Industry - 2.4%
Bear Stearns Companies, Inc.	122,600	5,632
Charles Schwab Corp.	600,850	16,636
Merrill Lynch & Co., Inc.	213,200	12,339
Morgan Stanley Dean Witter & Co.	429,600	27,226
		61,833
TOTAL FINANCE		416,382
HEALTH - 13.9%
Drugs & Pharmaceuticals - 11.5%
Allergan, Inc.	96,000	8,910
American Home Products Corp.	341,400	20,527
Amgen, Inc. (a)	33,800	2,151
Bristol-Myers Squibb Co.	894,328	61,988
Eli Lilly & Co.	327,800	30,711
Genentech, Inc. (a)	144,800	9,855
Merck & Co., Inc.	526,900	48,837
Pfizer, Inc.	1,368,950	60,662
Schering-Plough Corp.	955,900	53,590
		297,231
Medical Equipment & Supplies - 2.4%
Abbott Laboratories	173,700	9,564
Cardinal Health, Inc.	72,700	7,265
Guidant Corp. (a)	136,400	7,357
Johnson & Johnson	163,900	16,390
McKesson HBOC, Inc.	42,100	1,384
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Medical Equipment & Supplies - continued
Medtronic, Inc.	270,600	$ 14,409
Millipore Corp.	149,200	6,565
		62,934
TOTAL HEALTH		360,165
INDUSTRIAL MACHINERY & EQUIPMENT - 7.9%
Electrical Equipment - 6.0%
General Electric Co.	3,113,100	154,296
Industrial Machinery & Equipment - 1.9%
Caterpillar, Inc.	284,100	11,169
Illinois Tool Works, Inc.	128,600	7,242
Ingersoll-Rand Co.	153,800	6,190
Tyco International Ltd.	496,816	26,207
		50,808
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		205,104
MEDIA & LEISURE - 4.9%
Broadcasting - 1.3%
AT&T Corp. - Liberty Media Group Class A (a)	663,400	8,997
Infinity Broadcasting Corp. Class A (a)	507,200	15,343
Time Warner, Inc.	129,871	8,052
		32,392
Entertainment - 2.2%
MGM Mirage, Inc.	200,000	5,725
Viacom, Inc. Class B (non-vtg.) (a)	851,136	43,514
Walt Disney Co.	247,800	7,171
		56,410
Publishing - 1.0%
McGraw-Hill Companies, Inc.	503,500	26,748
Restaurants - 0.4%
McDonald's Corp.	308,700	9,840
TOTAL MEDIA & LEISURE		125,390
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - 6.5%
Beverages - 2.2%
Anheuser-Busch Companies, Inc.	471,800	$ 22,381
The Coca-Cola Co.	569,400	35,659
		58,040
Foods - 0.3%
PepsiCo, Inc.	174,300	7,909
Household Products - 2.4%
Colgate-Palmolive Co.	192,300	11,298
Gillette Co.	437,000	14,803
Procter & Gamble Co.	348,500	26,094
Unilever NV (NY Shares)	140,300	8,707
		60,902
Tobacco - 1.6%
Philip Morris Companies, Inc.	1,056,200	40,334
TOTAL NONDURABLES		167,185
RETAIL & WHOLESALE - 3.7%
Apparel Stores - 0.5%
Gap, Inc.	333,200	8,309
The Limited, Inc.	227,400	4,420
		12,729
Drug Stores - 0.6%
Walgreen Co.	323,600	14,420
General Merchandise Stores - 1.8%
Costco Wholesale Corp. (a)	231,300	7,546
Kohls Corp. (a)	45,800	2,453
Wal-Mart Stores, Inc.	708,900	36,996
		46,995
Retail & Wholesale, Miscellaneous - 0.8%
Home Depot, Inc.	529,259	20,740
TOTAL RETAIL & WHOLESALE		94,884
SERVICES - 1.2%
Advertising - 0.8%
Omnicom Group, Inc.	259,400	20,395
Common Stocks - continued
	Shares	Value (Note 1) (000s)
SERVICES - continued
Services - 0.4%
Ecolab, Inc.	221,150	$ 9,606
TOTAL SERVICES		30,001
TECHNOLOGY - 21.3%
Communications Equipment - 5.9%
Ciena Corp. (a)	82,400	6,257
Cisco Systems, Inc. (a)	2,036,100	97,478
Comverse Technology, Inc. (a)	122,400	10,549
Corning, Inc.	218,700	12,794
Nokia AB sponsored ADR	157,100	6,716
Nortel Networks Corp.	517,300	19,528
		153,322
Computer Services & Software - 7.0%
America Online, Inc. (a)	327,300	13,292
Ariba, Inc. (a)	19,300	1,201
Automatic Data Processing, Inc.	120,500	7,953
BEA Systems, Inc. (a)	211,288	12,374
BMC Software, Inc. (a)	420,100	7,273
Cadence Design Systems, Inc. (a)	186,100	4,362
Computer Associates International, Inc.	266,500	6,962
Microsoft Corp. (a)	1,284,900	73,721
Oracle Corp. (a)	1,074,900	28,485
Sonus Networks, Inc.	254,500	6,188
Synopsys, Inc. (a)	218,700	8,529
VERITAS Software Corp. (a)	59,300	5,785
Yahoo!, Inc. (a)	120,100	4,759
		180,884
Computers & Office Equipment - 4.6%
Compaq Computer Corp.	304,800	6,553
Dell Computer Corp. (a)	485,400	9,344
EMC Corp. (a)	619,858	46,102
International Business Machines Corp.	276,900	25,890
Sun Microsystems, Inc. (a)	408,700	31,087
		118,976
Electronic Instruments - 1.1%
Agilent Technologies, Inc.	100	5
Applied Materials, Inc. (a)	197,900	8,003
KLA-Tencor Corp. (a)	208,000	5,720
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Electronic Instruments - continued
Teradyne, Inc. (a)	270,100	$ 8,120
Thermo Electron Corp. (a)	242,600	7,035
		28,883
Electronics - 2.7%
Broadcom Corp. Class A (a)	32,100	3,130
Intel Corp.	789,700	30,058
JDS Uniphase Corp. (a)	70,300	3,519
Micron Technology, Inc. (a)	322,400	10,156
Motorola, Inc.	275,200	5,521
SDL, Inc. (a)	21,900	3,980
Texas Instruments, Inc.	349,700	13,048
		69,412
TOTAL TECHNOLOGY		551,477
TRANSPORTATION - 0.3%
Railroads - 0.3%
Union Pacific Corp.	187,700	8,728
UTILITIES - 6.8%
Cellular - 1.2%
Nextel Communications, Inc. Class A (a)	353,300	10,952
Sprint Corp. - PCS Group Series 1 (a)	444,700	10,089
VoiceStream Wireless Corp. (a)	90,300	10,249
		31,290
Electric Utility - 0.7%
AES Corp. (a)	328,400	17,036
Gas - 1.1%
Dynegy, Inc. Class A	355,270	15,721
Enron Corp.	205,300	13,293
		29,014
Telephone Services - 3.8%
Allegiance Telecom, Inc. (a)	188,000	2,635
AT&T Corp.	247,200	4,851
BellSouth Corp.	538,100	22,499
Qwest Communications International, Inc. (a)	376,400	14,209
SBC Communications, Inc.	838,600	46,071
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Telephone Services - continued
TeraBeam Networks (a)(d)	8,400	$ 32
Verizon Communications	154,200	8,664
		98,961
TOTAL UTILITIES		176,301
TOTAL COMMON STOCKS (Cost $2,192,753)		2,448,899
Convertible Preferred Stocks - 0.2%

MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
MediaOne Group, Inc. (Vodafone Group PLC) $3.63 PIES (Cost $5,695)	72,500	5,655
Corporate Bonds - 0.7%
Moody's Ratings (unaudited) (e)			Principal Amount (000s)
Convertible Bonds - 0.7%
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
Liberty Media Corp. 3.75% 2/15/30 (c)	Baa3		$ 7,390	4,406
TECHNOLOGY - 0.3%
Computer Services & Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (c)	-		880	810
Computers & Office Equipment - 0.3%
Juniper Networks, Inc. 4.75% 3/15/07	B-		7,644	7,668
TOTAL TECHNOLOGY				8,478
UTILITIES - 0.2%
Cellular - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10 (c)	B1		4,940	3,705
Corporate Bonds - continued
Moody's Ratings (unaudited) (e)			Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
UTILITIES - continued
Telephone Services - 0.1%
Level 3 Communications, Inc. 6% 3/15/10	Caa1		$ 3,250	$ 1,487
TOTAL UTILITIES				5,192
TOTAL CONVERTIBLE BONDS				18,076
Nonconvertible Bonds - 0.0%
AEROSPACE & DEFENSE - 0.0%
BAE Systems PLC 7.45% 11/29/03	-	GBP	36	50
TOTAL CORPORATE BONDS (Cost $21,863)				18,126
Cash Equivalents - 5.0%
	Shares
Fidelity Cash Central Fund, 6.57% (b)	128,974,259	128,974
Fidelity Securities Lending Cash Central Fund, 6.63% (b)	726,000	726
TOTAL CASH EQUIVALENTS (Cost $129,700)		129,700
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $2,350,011)		2,602,380
NET OTHER ASSETS - (0.7)%		(18,699)
NET ASSETS - 100%		$ 2,583,681
Security Type Abbreviations
PIES	-	Premium Income Equity Securities
Currency Abbreviations
GBP	-	British pound
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $8,921,000 or 0.3% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Networks	4/7/00	$ 32
(e) S&P credit ratings are used in absence of a rating by Moody's Investors Service, Inc.
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $2,385,927,000. Net unrealized appreciation aggregated $216,453,000, of which $445,395,000 related to appreciated investment securities and $228,942,000 related to depreciated investment securities.

At November 30, 2000, the fund had a capital loss carryforward of approximately $43,874,000 of which $13,634,000, $11,477,000 and $18,763,000 will expire on November 30, 2006, 2007 and 2008, respectively.

The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $26,786,000 of losses recognized during the period November 1, 2000 to November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2000
Assets
Investment in securities, at value (cost $2,350,011) - See accompanying schedule		$ 2,602,380
Receivable for investments sold		1,359
Receivable for fund shares sold		4,521
Dividends receivable		2,195
Interest receivable		1,083
Other receivables		13
Total assets		2,611,551
Liabilities
Payable for investments purchased	$ 18,602
Payable for fund shares redeemed	5,263
Accrued management fee	1,080
Distribution fees payable	1,483
Other payables and accrued expenses	716
Collateral on securities loaned, at value	726
Total liabilities		27,870
Net Assets		$ 2,583,681
Net Assets consist of:
Paid in capital		$ 2,437,194
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(105,879)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		252,366
Net Assets		$ 2,583,681

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($180,140 ÷ 10,250 shares)	$17.57
Maximum offering price per share (100/94.25 of $17.57)	$18.64
Class T: Net Asset Value and redemption price per share ($1,278,426 ÷ 73,058 shares)	$17.50
Maximum offering price per share (100/96.50 of $17.50)	$18.13
Class B: Net Asset Value and offering price per share ($641,469 ÷ 37,214 shares) A	$17.24
Class C: Net Asset Value and offering price per share ($365,243 ÷ 21,183 shares) A	$17.24
Institutional Class: Net Asset Value, offering price and redemption price per share ($118,403 ÷ 6,703 shares)	$17.66

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Dividends		$ 18,458
Interest		10,128
Security lending		198
Total income		28,784
Expenses
Management fee	$ 12,783
Transfer agent fees	5,718
Distribution fees	17,443
Accounting and security lending fees	550
Non-interested trustees' compensation	9
Custodian fees and expenses	102
Registration fees	416
Audit	31
Legal	9
Miscellaneous	27
Total expenses before reductions	37,088
Expense reductions	(456)	36,632
Net investment income (loss)		(7,848)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(68,215)
Foreign currency transactions	(168)	(68,383)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(114,807)
Assets and liabilities in foreign currencies	(5)	(114,812)
Net gain (loss)		(183,195)
Net increase (decrease) in net assets resulting from operations		$ (191,043)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (7,848)	$ (1,740)
Net realized gain (loss)	(68,383)	(15,532)
Change in net unrealized appreciation (depreciation)	(114,812)	250,870
Net increase (decrease) in net assets resulting from operations	(191,043)	233,598
Distributions to shareholders From net investment income	-	(228)
In excess of net investment income	-	(292)
Return of capital	-	(945)
Total distributions	-	(1,465)
Share transactions - net increase (decrease)	763,956	1,028,815
Total increase (decrease) in net assets	572,913	1,260,948
Net Assets
Beginning of period	2,010,768	749,820
End of period	$ 2,583,681	$ 2,010,768

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.40	$ 15.09	$ 12.47	$ 10.00
Income from Investment Operations
Net investment income D	.02	.04	.06	.04
Net realized and unrealized gain (loss)	(.85)	3.32	2.79	2.46
Total from investment operations	(.83)	3.36	2.85	2.50
Less Distributions
From net investment income	-	(.01)	(.05)	(.03)
In excess of net investment income	-	(.01)	-	-
From net realized gain	-	-	(.18)	-
Return of capital	-	(.03)	-	-
Total distributions	-	(.05)	(.23)	(.03)
Net asset value, end of period	$ 17.57	$ 18.40	$ 15.09	$ 12.47
Total Return B, C	(4.51)%	22.31%	23.24%	25.04%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 180	$ 120	$ 35	$ 7
Ratio of expenses to average net assets	.99%	1.04%	1.12%	1.50% A, F
Ratio of expenses to average net assets after expense reductions	.98% G	1.03% G	1.11% G	1.50% A
Ratio of net investment income to average net assets	.09%	.22%	.46%	.34% A
Portfolio turnover	97%	55%	54%	82% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Class A shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.37	$ 15.07	$ 12.46	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.03)	.00	.04	.03
Net realized and unrealized gain (loss)	(.84)	3.32	2.78	2.45
Total from investment operations	(.87)	3.32	2.82	2.48
Less Distributions
From net investment income	-	(.00)	(.03)	(.02)
In excess of net investment income	-	(.01)	-	-
From net realized gain	-	-	(.18)	-
Return of capital	-	(.01)	-	-
Total distributions	-	(.02)	(.21)	(.02)
Net asset value, end of period	$ 17.50	$ 18.37	$ 15.07	$ 12.46
Total Return B, C	(4.74)%	22.05%	23.00%	24.83%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,278	$ 999	$ 400	$ 133
Ratio of expenses to average net assets	1.23%	1.27%	1.31%	1.59% A
Ratio of expenses to average net assets after expense reductions	1.21% F	1.25% F	1.30% F	1.59% A
Ratio of net investment income (loss) to average net assets	(.14)%	.00%	.27%	.24% A
Portfolio turnover	97%	55%	54%	82% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Class T shares) to November 30, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.19	$ 14.98	$ 12.41	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.13)	(.09)	(.03)	(.04)
Net realized and unrealized gain (loss)	(.82)	3.30	2.77	2.46
Total from investment operations	(.95)	3.21	2.74	2.42
Less Distributions
From net investment income	-	-	-	(.01)
From net realized gain	-	-	(.17)	-
Total distributions	-	-	(.17)	(.01)
Net asset value, end of period	$ 17.24	$ 18.19	$ 14.98	$ 12.41
Total Return B, C	(5.22)%	21.43%	22.39%	24.22%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 641	$ 508	$ 158	$ 29
Ratio of expenses to average net assets	1.75%	1.78%	1.83%	2.25% A, F
Ratio of expenses to average net assets after expense reductions	1.73% G	1.76% G	1.82% G	2.25% A
Ratio of net investment income (loss) to average net assets	(.66)%	(.51)%	(.25)%	(.42)% A
Portfolio turnover	97%	55%	54%	82% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Class B shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.19	$ 14.98	$ 12.45	$ 12.22
Income from Investment Operations
Net investment income (loss) D	(.12)	(.08)	(.04)	-
Net realized and unrealized gain (loss)	(.83)	3.29	2.76	.23
Total from investment operations	(.95)	3.21	2.72	.23
Less Distributions
From net investment income	-	-	(.01)	-
From net realized gain	-	-	(.18)	-
Total distributions	-	-	(.19)	-
Net asset value, end of period	$ 17.24	$ 18.19	$ 14.98	$ 12.45
Total Return B, C	(5.22)%	21.43%	22.20%	1.88%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 365	$ 253	$ 60	$ 0.4
Ratio of expenses to average net assets	1.72%	1.76%	1.87%	2.24% A, F
Ratio of expenses to average net assets after expense reductions	1.71% G	1.75% G	1.85% G	2.24% A
Ratio of net investment income (loss) to average net assets	(.64)%	(.50)%	(.27)%	.19% A
Portfolio turnover	97%	55%	54%	82% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.44	$ 15.10	$ 12.47	$ 10.00
Income from Investment Operations
Net investment income D	.08	.09	.11	.07
Net realized and unrealized gain (loss)	(.86)	3.33	2.79	2.45
Total from investment operations	(.78)	3.42	2.90	2.52
Less Distributions
From net investment income	-	(.01)	(.09)	(.05)
In excess of net investment income	-	(.02)	-	-
From net realized gain	-	-	(.18)	-
Return of capital	-	(.05)	-	-
Total distributions	-	(.08)	(.27)	(.05)
Net asset value, end of period	$ 17.66	$ 18.44	$ 15.10	$ 12.47
Total Return B, C	(4.23)%	22.71%	23.69%	25.26%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 118	$ 131	$ 97	$ 74
Ratio of expenses to average net assets	.69%	.74%	.76%	1.19% A
Ratio of expenses to average net assets after expense reductions	.68% F	.72% F	.75% F	1.19% A
Ratio of net investment income to average net assets	.39%	.53%	.82%	.64% A
Portfolio turnover	97%	55%	54%	82% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Institutional Class shares) to November 30, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Growth & Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), market discount, contingent interest, non-taxable dividends, net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

For the period ended November 30, 1999, the fund's distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital. This was due to reductions in taxable income available for distribution after certain distributions had been made.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $32,000 or 0% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,120,911,000 and $2,446,781,000, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .47% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-
adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 453,000	$ -
Class T	6,714,000	91,000
Class B	6,629,000	4,972,000
Class C	3,647,000	1,979,000
	$ 17,443,000	$ 7,042,000

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 940,000	$ 353,000
Class T	1,458,000	468,000
Class B	1,594,000	1,594,000*
Class C	180,000	180,000*
	$ 4,172,000	$ 2,595,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 412,000.23
Class T	2,800,000.21
Class B	1,514,000.23
Class C	746,000.20
Institutional Class	246,000.18
	$ 5,718,000

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc. maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $149,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $693,000. The fund received cash collateral of $726,000 which was invested in cash equivalents.

Annual Report

Notes to Financial Statements - continued

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $423,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

Transfer Agent Credits
Class A	$ 6,000
Class T	26,000
$ 32,000

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2000	1999
From net investment income
Class A	$ -	$ 21
Class T	-	122
Institutional Class	-	85
Total	$ -	$ 228
In excess of net investment income
Class A	$ -	$ 28
Class T	-	156
Institutional Class	-	108
Total	$ -	$ 292
Return of Capital
Class A	$ -	$ 151
Class T	-	449
Institutional Class	-	345
Total	$ -	$ 945
	$ -	$ 1,465

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999

Class A Shares sold	6,952	5,390	$ 137,440	$ 92,591
Reinvestment of distributions	-	11	-	176
Shares redeemed	(3,221)	(1,176)	(62,845)	(20,333)
Net increase (decrease)	3,731	4,225	$ 74,595	$ 72,434
Class T Shares sold	39,545	38,799	$ 780,858	$ 667,872
Reinvestment of distributions	-	41	-	684
Shares redeemed	(20,858)	(11,041)	(408,575)	(190,532)
Net increase (decrease)	18,687	27,799	$ 372,283	$ 478,024
Class B Shares sold	15,118	19,885	$ 294,657	$ 340,104
Shares redeemed	(5,822)	(2,529)	(112,977)	(43,498)
Net increase (decrease)	9,296	17,356	$ 181,680	$ 296,606
Class C Shares sold	11,380	11,186	$ 222,562	$ 191,357
Shares redeemed	(4,130)	(1,236)	(79,816)	(21,381)
Net increase (decrease)	7,250	9,950	$ 142,746	$ 169,976
Institutional Class Shares sold	1,892	2,418	$ 37,686	$ 41,605
Reinvestment of distributions	-	26	-	422
Shares redeemed	(2,297)	(1,763)	(45,034)	(30,252)
Net increase (decrease)	(405)	681	$ (7,348)	$ 11,775

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth & Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth & Income Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth & Income Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2001

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard A. Spillane Jr., Vice President

John Avery, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AGAII-ANN-0101 122649
1.539474.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Dynamic Capital Appreciation

Fund - Class A, Class T, Class B and Class C
(formerly Fidelity Advisor
Retirement Growth Fund)

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	23	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	32	Notes to the financial statements.
Report of Independent Accountants	39	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Dynamic Capital Appreciation Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL A	20.61%	62.10%
Fidelity Adv Dynamic Cap App - CL A (incl. 5.75% sales charge)	13.68%	52.78%
S&P 500	-4.22%	9.83%
Capital Appreciation Funds Average	-0.59%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 302 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL A	20.61%	28.51%
Fidelity Adv Dynamic Cap App - CL A (incl. 5.75% sales charge)	13.68%	24.61%
S&P 500	-4.22%	4.99%
Capital Appreciation Funds Average	-0.59%	n/a*

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dynamic Capital Appreciation Fund - Class A on December 28, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2000 the value of the investment would have grown to $15,278 - a 52.78% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,983 - a 9.83% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the large-cap growth funds average was -5.59%. The one year cumulative and average annual total returns for the large-cap supergroup average was -2.87%.

Annual Report

Fidelity Advisor Dynamic Capital Appreciation Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL T	20.37%	61.30%
Fidelity Adv Dynamic Cap App - CL T (incl. 3.50% sales charge)	16.16%	55.65%
S&P 500	-4.22%	9.83%
Capital Appreciation Funds Average	-0.59%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 302 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL T	20.37%	28.18%
Fidelity Adv Dynamic Cap App - CL T (incl. 3.50% sales charge)	16.16%	25.83%
S&P 500	-4.22%	4.99%
Capital Appreciation Funds Average	-0.59%	n/a*

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dynamic Capital Appreciation Fund - Class T on December 28, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $15,565 - a 55.65% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,983 - a 9.83% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the large-cap growth funds average was -5.59%. The one year cumulative and average annual total returns for the large-cap supergroup average was -2.87%.

Annual Report

Fidelity Advisor Dynamic Capital Appreciation Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 4%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL B	19.85%	60.00%
Fidelity Adv Dynamic Cap App - CL B (incl. contingent deferred sales charge)	14.85%	56.00%
S&P 500	-4.22%	9.83%
Capital Appreciation Funds Average	-0.59%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 302 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL B	19.85%	27.64%
Fidelity Adv Dynamic Cap App - CL B (incl. contingent deferred sales charge)	14.85%	25.97%
S&P 500	-4.22%	4.99%
Capital Appreciation Funds Average	-0.59%	n/a*

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dynamic Capital Appreciation Fund - Class B on December 28, 1998, when the fund started. As the chart shows, by November 30, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $15,600 - a 56.00% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,983 - a 9.83% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the large-cap growth funds average was -5.59%. The one year cumulative and average annual total returns for the large-cap supergroup average was -2.87%.

Annual Report

Fidelity Advisor Dynamic Capital Appreciation Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL C	19.85%	60.00%
Fidelity Adv Dynamic Cap App - CL C (incl. contingent deferred sales charge)	18.85%	60.00%
S&P 500	-4.22%	9.83%
Capital Appreciation Funds Average	-0.59%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 302 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - CL C	19.85%	27.64%
Fidelity Adv Dynamic Cap App - CL C (incl. contingent deferred sales charge)	18.85%	27.64%
S&P 500	-4.22%	4.99%
Capital Appreciation Funds Average	-0.59%	n/a*

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dynamic Capital Appreciation Fund - Class C on December 28, 1998, when the fund started. As the chart shows, by November 30, 2000, the value of the investment would have grown to $16,000 - a 60.00% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,983 - a 9.83% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the large-cap growth funds average was -5.59%. The one year cumulative and average annual total returns for the large-cap supergroup average was -2.87%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Fergus Shiel, Portfolio Manager of Fidelity Advisor Dynamic Capital Appreciation Fund

Q. How did the fund perform, Fergus?

A. Very well. For the 12 months that ended November 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 20.61%, 20.37%, 19.85% and 19.85%, respectively. In comparison, the Standard & Poor's 500 Index returned -4.22% and the capital appreciation funds average tracked by Lipper Inc. returned -0.59% for the same period.

Q. What factors helped the fund outperform both its index and peer group during the period?

A. Good stock selection within the technology and nondurables sectors - two areas where the fund was significantly overweighted - fueled the majority of our performance relative to the index. Within the technology sector, the fund's emphasis on selected stocks of emerging networking, data storage and wireless equipment manufacturers was particularly beneficial, with some delivering triple-digit returns. Specifically, holdings in several strong-performing technology stocks not included in the index, such as Brocade Communications, Juniper Networks and BEA Systems, boosted performance. Additionally, underweighting several poor-performing stocks included in the index, such as Microsoft and Lucent, neither of which the fund owned by the end of the period, also helped. Turning to nondurables, our significant positions in Philip Morris and RJ Reynolds, both of which soared in the second half of the period, enhanced returns after a long period of underperformance. The fund got an additional boost from my decision to remain underweighted in telephone utilities stocks, a sector that generally was hurt by depleted pricing power.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. The fund's technology weighting declined to 30.8% at the end of November, from 64.3% six months ago. Can you explain your strategy?

A. I reduced our positions when it became clear that growth rates for some technology subsectors would be lowered as a result of the slowing economy. Declining sales for personal computers and wireless handsets and an oversupply of semiconductors in the market weakened the growth prospects for several companies, such as Micron Technology and Nortel Networks. Although I believed that technology still offered the potential for long-term growth and I held onto several leading companies in cutting-edge industries, I took profits in the slowing subsectors and reallocated those assets to other areas that offered more attractive risk/reward potential.

Q. Specifically, where did you redeploy those assets?

A. I found growth opportunities in a number of areas that were less susceptible to an economic slowdown, such as the financial, nondurables and health sectors, which benefited the fund. In the finance sector, I added new positions in government-
sponsored enterprises Fannie Mae and Freddie Mac and insurance companies, such as American International Group, all of which offered stable growth prospects. At the same time, I generally avoided bank stocks because the slowing economy increased credit risk at these institutions. I couldn't ignore the positive fundamentals of tobacco stocks, such as RJ Reynolds and Philip Morris, due to their double-digit dividend yields, stock repurchase plans and free cash flow generation. In the health sector, I opportunistically added to our holdings in pharmaceuticals and biotechnology as the period progressed.

Q. What stocks performed well?

A. Brocade Communications, which makes computer storage networking equipment and was the fund's top performer, rose sharply on better-than-expected earnings. Shares of Philip Morris, owner of Kraft Foods, performed well, partly due to positive sentiment surrounding its acquisition of Nabisco Holdings, as well as the increasing possibility of less onerous tobacco legislation going forward.

Q. What stocks disappointed?

A. Shares of Internet security provider VeriSign, which benefits from the registration of existing domain names ending in .com, .org and .net, suffered from a decision by the Internet Corporation for Assigned Names and Numbers to add seven more domain names in 2001 - a move expected to increase competition for the company. Global satellite television provider EchoStar, a significant competitor to cable TV, suffered from weakness in the emerging telecommunications/media industry.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. I expect the market volatility we've seen to continue, as various equity sectors vie for market leadership. Given this investment climate, I think it will be difficult to outperform the S&P 500 index by simply owning a majority of technology stocks. Rather, I believe it will take a balanced mix of growth stocks of companies with strong fundamentals and consistent earnings growth across a variety of sectors to outperform the benchmark.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide capital appreciation

Start date: December 28, 1998

Size: as of November 30, 2000, more than $480 million

Manager: J. Fergus Shiel, since inception; joined Fidelity in 1989

3

Fergus Shiel on sector rotation in the equity markets:

"During 2000, we saw several dramatic shifts in the equity markets, as various sectors came in and out of favor for various reasons, including interest-rate movements, a slowing economy, currency fluctuations and weakened profits, to name a few. I believe much of the sector rotation also was driven by the fickleness of individual investors who - through day trading, retirement plans and other vehicles - directed a large percentage of money into various sectors of the stock market on a daily basis. This continuous flow of investment capital drove a lot of individual stock performance and was directed in large part by the ongoing mood changes toward risk and reward that investors harbored at any given time.

"Looking ahead to the next six months, I expect the volatile investment environment to continue as investors reassess their risk/reward perceptions about various sectors and reallocate their portfolios accordingly. With continued sector rotation and the increasing competition for leadership within the equity markets, there could be dramatic short-term swings in prices. At the same time, these dramatic but brief sector rotations, because of their frequency and short duration, may not have much impact on the direction of the popular equity benchmarks over the course of a longer, 12-month period. Given such a rapidly changing market climate, I believe careful, active stock selection will be paramount for equity fund managers looking to stay ahead of sector rotation shifts. It will be a time to be nimble."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
RJ Reynolds Tobacco Holdings, Inc.	9.0	5.9
General Electric Co.	5.6	3.6
Philip Morris Companies, Inc.	5.2	4.4
Nokia AB sponsored ADR	3.9	5.1
Ciena Corp.	3.8	0.0
EchoStar Communications Corp. Class A	3.3	2.2
Juniper Networks, Inc.	3.0	2.8
Immunex Corp.	2.9	4.0
BEA Systems, Inc.	2.4	1.4
Brocade Communications Systems, Inc.	2.2	3.7
	41.3
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	30.8	64.3
Nondurables	18.9	10.3
Health	17.1	5.2
Finance	9.7	0.1
Industrial Machinery & Equipment	7.2	6.1
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 98.3%		Stocks 100.1%
	Short-Term Investments and Net Other Assets 1.7%		Short-Term Investments and Net Other Assets (0.1)% A
* Foreign investments	8.5%	** Foreign investments	9.9%

A Short-term investments and net other assets are not included in the pie chart.

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.9%
Northrop Grumman Corp.	50,000	$ 4,215,625
United Technologies Corp.	70,000	4,956,875
		9,172,500
DURABLES - 0.4%
Consumer Electronics - 0.3%
Gemstar-TV Guide International, Inc. (a)	40,700	1,655,981
Textiles & Apparel - 0.1%
Coach, Inc.	17,800	393,825
TOTAL DURABLES		2,049,806
ENERGY - 0.7%
Energy Services - 0.7%
Global Marine, Inc. (a)	130,000	2,851,875
Grey Wolf, Inc. (a)	149,500	579,313
		3,431,188
FINANCE - 9.7%
Banks - 0.7%
Mellon Financial Corp.	23,700	1,110,938
PNC Financial Services Group, Inc.	30,400	2,021,600
		3,132,538
Credit & Other Finance - 1.9%
American Express Co.	45,000	2,472,188
Associates First Capital Corp. Class A	82,600	2,916,813
Citigroup, Inc.	79,500	3,960,094
		9,349,095
Federal Sponsored Credit - 1.7%
Fannie Mae	60,000	4,740,000
Freddie Mac	60,000	3,626,250
		8,366,250
Insurance - 0.8%
American International Group, Inc.	40,000	3,877,500
Securities Industry - 4.6%
Charles Schwab Corp.	365,000	10,105,938
Lehman Brothers Holdings, Inc.	50,000	2,478,125
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Securities Industry - continued
Merrill Lynch & Co., Inc.	65,000	$ 3,761,875
Morgan Stanley Dean Witter & Co.	90,000	5,703,750
		22,049,688
TOTAL FINANCE		46,775,071
HEALTH - 17.1%
Drugs & Pharmaceuticals - 14.4%
Alkermes, Inc. (a)	32,100	958,988
American Home Products Corp.	70,000	4,208,750
Bristol-Myers Squibb Co.	109,100	7,561,994
Elan Corp. PLC sponsored ADR (a)	55,000	2,966,563
Eli Lilly & Co.	55,000	5,152,813
Human Genome Sciences, Inc. (a)	73,900	4,595,656
Immunex Corp. (a)	378,700	14,082,906
Medarex, Inc. (a)	98,800	3,581,500
Medimmune, Inc. (a)	120,000	6,382,500
Merck & Co., Inc.	93,700	8,684,819
Millennium Pharmaceuticals, Inc. (a)	99,100	4,812,544
Pfizer, Inc.	45,000	1,994,063
Schering-Plough Corp.	75,000	4,204,688
		69,187,784
Medical Equipment & Supplies - 1.7%
Cardinal Health, Inc.	40,000	3,997,500
McKesson HBOC, Inc.	90,000	2,958,750
MiniMed, Inc. (a)	15,900	946,050
		7,902,300
Medical Facilities Management - 1.0%
HCA - The Healthcare Co.	35,000	1,450,313
HEALTHSOUTH Corp. (a)	150,000	2,090,625
Tenet Healthcare Corp.	30,000	1,276,875
		4,817,813
TOTAL HEALTH		81,907,897
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 7.2%
Electrical Equipment - 7.2%
General Electric Co.	540,000	$ 26,763,750
Scientific-Atlanta, Inc.	187,800	7,582,425
		34,346,175
MEDIA & LEISURE - 6.1%
Broadcasting - 3.3%
EchoStar Communications Corp. Class A (a)	545,000	15,907,188
Entertainment - 2.4%
Celtic PLC (a)(c)	2,798,690	8,265,284
Mandalay Resort Group (a)	170,000	3,389,375
		11,654,659
Lodging & Gaming - 0.2%
Jurys Doyle Hotel Group PLC	84,800	629,118
Restaurants - 0.2%
Brinker International, Inc. (a)	10,000	408,750
Wendy's International, Inc.	20,000	537,500
		946,250
TOTAL MEDIA & LEISURE		29,137,215
NONDURABLES - 18.9%
Agriculture - 0.1%
IAWS Group PLC	85,500	548,207
Beverages - 0.1%
The Coca-Cola Co.	10,000	626,250
Foods - 2.7%
Campbell Soup Co.	52,700	1,758,863
ConAgra Foods, Inc.	69,900	1,778,081
General Mills, Inc.	45,000	1,850,625
H.J. Heinz Co.	58,800	2,682,750
Hershey Foods Corp.	20,000	1,265,000
Kellogg Co.	54,100	1,332,213
PepsiCo, Inc.	10,000	453,750
Quaker Oats Co.	10,000	869,375
Wm. Wrigley Jr. Co.	10,000	908,125
		12,898,782
Household Products - 0.3%
Avon Products, Inc.	10,000	416,250
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Household Products - continued
Clorox Co.	10,000	$ 446,875
Colgate-Palmolive Co.	10,000	587,500
		1,450,625
Tobacco - 15.7%
DIMON, Inc.	90,800	312,125
Philip Morris Companies, Inc.	650,000	24,821,875
RJ Reynolds Tobacco Holdings, Inc.	1,104,000	43,469,991
Standard Commercial Corp.	10,000	49,375
UST, Inc.	278,800	6,621,500
		75,274,866
TOTAL NONDURABLES		90,798,730
RETAIL & WHOLESALE - 3.0%
Apparel Stores - 0.8%
AnnTaylor Stores Corp. (a)	175,100	3,633,325
Drug Stores - 0.8%
Walgreen Co.	91,000	4,055,188
General Merchandise Stores - 0.3%
Arnotts PLC	34,000	195,755
Kohls Corp. (a)	22,300	1,194,444
		1,390,199
Grocery Stores - 0.2%
Safeway, Inc. (a)	19,300	1,137,494
Retail & Wholesale, Miscellaneous - 0.9%
Bed Bath & Beyond, Inc. (a)	40,000	832,500
Staples, Inc. (a)	274,000	3,288,000
		4,120,500
TOTAL RETAIL & WHOLESALE		14,336,706
SERVICES - 0.0%
Marlborough International PLC (a)	122,400	160,163
TECHNOLOGY - 30.8%
Communications Equipment - 9.0%
Ciena Corp. (a)	239,700	18,202,219
Corning, Inc.	110,000	6,435,000
Nokia AB sponsored ADR	435,000	18,596,250
		43,233,469
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computer Services & Software - 11.8%
BEA Systems, Inc. (a)	197,500	$ 11,566,094
Check Point Software Technologies Ltd. (a)	37,200	3,817,650
Critical Path, Inc. (a)	43,700	923,163
Inktomi Corp. (a)	157,500	4,104,844
Internap Network Services Corp.	111,200	1,223,200
Keynote Systems, Inc.	141,600	2,584,200
Openwave Systems, Inc. (a)	58,436	2,666,142
PeopleSoft, Inc. (a)	214,500	7,132,125
Redback Networks, Inc. (a)	123,900	8,649,769
SEI Investments Co.	20,000	1,781,250
VeriSign, Inc. (a)	65,100	5,643,356
VERITAS Software Corp. (a)	47,000	4,585,438
Vignette Corp. (a)	85,500	1,346,625
webMethods, Inc.	10,000	629,375
		56,653,231
Computers & Office Equipment - 6.4%
Brocade Communications Systems, Inc. (a)	64,000	10,748,000
Extended Systems, Inc. (a)	32,500	633,750
Juniper Networks, Inc. (a)	114,000	14,207,250
Network Appliance, Inc. (a)	103,000	5,085,625
		30,674,625
Electronic Instruments - 1.5%
Agilent Technologies, Inc.	47,900	2,499,781
Applera Corp. - Applied Biosystems Group	25,900	2,139,988
PerkinElmer, Inc.	28,100	2,502,656
		7,142,425
Electronics - 2.1%
Brightpoint, Inc. (a)	300,000	1,631,250
RF Micro Devices, Inc. (a)	80,000	1,520,000
Texas Instruments, Inc.	196,200	7,320,713
		10,471,963
TOTAL TECHNOLOGY		148,175,713
TRANSPORTATION - 1.6%
Air Transportation - 1.5%
Atlantic Coast Airlines Holdings, Inc. (a)	10,000	425,625
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - continued
Air Transportation - continued
Ryanair Holdings PLC sponsored ADR (a)	109,500	$ 5,310,750
Southwest Airlines Co.	46,900	1,480,281
		7,216,656
Shipping - 0.1%
Irish Continental Group PLC	87,900	391,066
TOTAL TRANSPORTATION		7,607,722
UTILITIES - 0.9%
Telephone Services - 0.9%
Level 3 Communications, Inc. (a)	50,400	1,354,500
McLeodUSA, Inc. Class A (a)	50,000	678,125
SBC Communications, Inc.	40,000	2,197,500
		4,230,125
TOTAL COMMON STOCKS (Cost $489,373,264)		472,129,011
Convertible Preferred Stocks - 0.0%

TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (a)(d) (Cost $37,928)	2,200	37,928
Cash Equivalents - 8.1%

Fidelity Cash Central Fund, 6.57% (b) (Cost $38,975,746)	38,975,746	38,975,746
TOTAL INVESTMENT PORTFOLIO - 106.4% (Cost $528,386,938)		511,142,685
NET OTHER ASSETS - (6.4)%		(30,612,531)
NET ASSETS - 100%		$ 480,530,154
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 37,928
Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income
tax purposes was $544,025,754. Net unrealized depreciation aggregated $32,883,069, of which $51,452,386 related to appreciated investment securities and $84,335,455 related to depreciated investment securities.

At November 30, 2000, the fund had a capital loss carryforward of approximately $7,759,000 of which $416,000, and $7,343,000 will expire on November 30, 2007 and 2008, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $5,975,000 of losses recognized during the period November 1, 2000 to November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (cost $528,386,938) - See accompanying schedule		$ 511,142,685
Cash		671,034
Receivable for investments sold		14,491,054
Receivable for fund shares sold		2,228,716
Dividends receivable		220,395
Interest receivable		183,853
Total assets		528,937,737
Liabilities
Payable for investments purchased	$ 26,067,031
Payable for fund shares redeemed	798,159
Accrued management fee	248,713
Distribution fees payable	296,520
Other payables and accrued expenses	316,760
Collateral on securities loaned, at value	20,680,400
Total liabilities		48,407,583
Net Assets		$ 480,530,154
Net Assets consist of:
Paid in capital		$ 528,918,532
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(31,143,533)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(17,244,845)
Net Assets		$ 480,530,154

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($30,339,690 ÷ 1,871,094 shares)	$16.21
Maximum offering price per share (100/94.25 of $16.21)	$17.20
Class T: Net Asset Value and redemption price per share ($249,999,059 ÷ 15,496,044 shares)	$16.13
Maximum offering price per share (100/96.50 of $16.13)	$16.72
Class B: Net Asset Value and offering price per share ($120,933,605 ÷ 7,559,606 shares) A	$16.00
Class C: Net Asset Value and offering price per share ($76,638,506 ÷ 4,790,801 shares) A	$16.00
Institutional Class: Net Asset Value, offering price and redemption price per share ($2,619,294 ÷ 160,659 shares)	$16.30

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Dividends		$ 3,130,157
Interest		1,060,006
Security lending		129,042
Total income		4,319,205
Expenses
Management fee	$ 1,998,545
Transfer agent fees	910,117
Distribution fees	2,397,491
Accounting and security lending fees	139,977
Non-interested trustees' compensation	1,044
Custodian fees and expenses	50,977
Registration fees	292,419
Audit	24,145
Legal	1,022
Miscellaneous	1,728
Total expenses before reductions	5,817,465
Expense reductions	(139,806)	5,677,659
Net investment income (loss)		(1,358,454)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(30,240,440)
Foreign currency transactions	(16,547)	(30,256,987)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(25,579,441)
Assets and liabilities in foreign currencies	(592)	(25,580,033)
Net gain (loss)		(55,837,020)
Net increase (decrease) in net assets resulting from operations		$ (57,195,474)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	December 28, 1998 (commencement of operations) to November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (1,358,454)	$ (287,507)
Net realized gain (loss)	(30,256,987)	(902,923)
Change in net unrealized appreciation (depreciation)	(25,580,033)	8,335,188
Net increase (decrease) in net assets resulting from operations	(57,195,474)	7,144,758
Share transactions - net increase (decrease)	474,076,093	56,504,777
Total increase (decrease) in net assets	416,880,619	63,649,535
Net Assets
Beginning of period	63,649,535	-
End of period	$ 480,530,154	$ 63,649,535

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.44	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.00	(.10)
Net realized and unrealized gain (loss)	2.77 H	3.54
Total from investment operations	2.77	3.44
Less Distributions
Net asset value, end of period	$ 16.21	$ 13.44
Total Return B, C	20.61%	34.40%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 30,340	$ 4,493
Ratio of expenses to average net assets	1.28%	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.24% G	1.70% A, G
Ratio of net investment income (loss) to average net assets	.00%	(.94)% A
Portfolio turnover	411%	381% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	(.13)
Net realized and unrealized gain (loss)	2.75 H	3.53
Total from investment operations	2.73	3.40
Less Distributions
Net asset value, end of period	$ 16.13	$ 13.40
Total Return B, C	20.37%	34.00%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 249,999	$ 31,971
Ratio of expenses to average net assets	1.46%	2.00% A, F
Ratio of expenses to average net assets after expense reductions	1.42% G	1.95% A, G
Ratio of net investment income (loss) to average net assets	(.18)%	(1.19)% A
Portfolio turnover	411%	381% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.09)	(.19)
Net realized and unrealized gain (loss)	2.74 H	3.54
Total from investment operations	2.65	3.35
Less Distributions
Net asset value, end of period	$ 16.00	$ 13.35
Total Return B, C	19.85%	33.50%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 120,934	$ 17,163
Ratio of expenses to average net assets	2.02%	2.50% A, F
Ratio of expenses to average net assets after expense reductions	1.98% G	2.45% A, G
Ratio of net investment income (loss) to average net assets	(.74)%	(1.69)% A
Portfolio turnover	411%	381% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.08)	(.19)
Net realized and unrealized gain (loss)	2.73 H	3.54
Total from investment operations	2.65	3.35
Less Distributions
Net asset value, end of period	$ 16.00	$ 13.35
Total Return B, C	19.85%	33.50%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 76,639	$ 9,224
Ratio of expenses to average net assets	1.95%	2.50% A, F
Ratio of expenses to average net assets after expense reductions	1.91% G	2.45% A, G
Ratio of net investment income (loss) to average net assets	(.67)%	(1.69)% A
Portfolio turnover	411%	381% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.47	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	(.08)
Net realized and unrealized gain (loss)	2.79 H	3.55
Total from investment operations	2.83	3.47
Less Distributions
Net asset value, end of period	$ 16.30	$ 13.47
Total Return B, C	21.01%	34.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,619	$ 798
Ratio of expenses to average net assets	.96%	1.50% A, F
Ratio of expenses to average net assets after expense reductions	.92% G	1.45% A, G
Ratio of net investment income (loss) to average net assets	.32%	(.69)% A
Portfolio turnover	411%	381% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Dynamic Capital Appreciation Fund(the fund) (formerly Fidelity Advisor Retirement Growth Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $37,928 or 0.0% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,827,598,305 and $1,359,445,217, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .57% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the funds. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 51,979	$ 6
Class T	903,495	146
Class B	857,907	643,430
Class C	584,110	384,839
	$ 2,397,491	$ 1,028,421

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 386,139	$ 119,246
Class T	807,573	209,039
Class B	96,761	96,761 *
Class C	15,441	15,441 *
	$ 1,305,914	$ 440,487

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 64,322.31
Class T	443,906.24
Class B	261,713.30
Class C	135,471.23
Institutional Class	4,705.24
	$ 910,117

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $75,694 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $21,584,908. The fund received cash collateral of $20,680,400 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $134,742 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $5,064 under the custodian arrangement.

Annual Report

Notes to Financial Statements - continued

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999 A	2000	1999 A

Class A Shares sold	1,839,986	375,743	$ 34,088,617	$ 4,456,409
Shares redeemed	(303,159)	(41,476)	(5,403,570)	(503,397)
Net increase (decrease)	1,536,827	334,267	$ 28,685,047	$ 3,953,012
Class T Shares sold	16,301,074	2,551,320	$ 305,794,009	$ 30,521,657
Shares redeemed	(3,191,433)	(164,917)	(57,832,151)	(2,060,293)
Net increase (decrease)	13,109,641	2,386,403	$ 247,961,858	$ 28,461,364
Class B Shares sold	7,153,668	1,391,638	$ 133,399,628	$ 16,541,336
Shares redeemed	(879,537)	(106,163)	(16,299,437)	(1,281,245)
Net increase (decrease)	6,274,131	1,285,475	$ 117,100,191	$ 15,260,091
Class C Shares sold	6,155,913	756,727	$ 116,109,411	$ 8,960,631
Shares redeemed	(2,056,032)	(65,807)	(37,709,821)	(786,872)
Net increase (decrease)	4,099,881	690,920	$ 78,399,590	$ 8,173,759
Institutional Class Shares sold	122,570	64,886	$ 2,318,867	$ 726,218
Shares redeemed	(21,137)	(5,660)	(389,460)	(69,667)
Net increase (decrease)	101,433	59,226	$ 1,929,407	$ 656,551

A Share transactions are for the period December 28, 1999 (commencement of operations) to November 30, 2000.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Celtic PLC	$ 3,023,737	$ -	$ -	$ 8,265,284

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dynamic Capital Appreciation Fund (formerly Fidelity Advisor Retirement Growth Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dynamic Capital Appreciation Fund (formerly Fidelity Advisor Retirement Growth Fund) (a fund of Fidelity Advisor Series I) at November 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dynamic Capital Appreciation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 12, 2001

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

J. Fergus Shiel, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ARG-ANN-0101 122420
1.733385.101

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Dynamic Capital Appreciation

Fund - Institutional Class
(formerly Fidelity Advisor
Retirement Growth Fund)

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	17	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	26	Notes to the financial statements.
Report of Independent Accountants	33	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Dynamic Capital Appreciation Fund - Inst Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - Institutional CL	21.01%	63.00%
S&P 500	-4.22%	9.83%
Capital Appreciation Funds Average	-0.59%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 28, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 302 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Dynamic Cap App - Institutional CL	21.01%	28.88%
S&P 500	-4.22%	4.99%
Capital Appreciation Funds Average	-0.59%	n/a*

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Dynamic Capital Appreciation Fund - Institutional Class on December 28, 1998, when the fund started. As the chart shows, by November 30, 2000 the value of the investment would have grown to $16,300 - a 63.00% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $10,983 - a 9.83% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the large-cap growth funds average was -5.59%. The one year cumulative and average annual total returns for the large-cap supergroup average was -2.87%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Fergus Shiel, Portfolio Manager of Fidelity Advisor Dynamic Capital Appreciation Fund

Q. How did the fund perform, Fergus?

A. Very well. For the 12 months that ended November 30, 2000, the fund's Institutional Class shares returned 21.01%. In comparison, the Standard & Poor's 500 Index returned -4.22% and the capital appreciation funds average tracked by Lipper Inc. returned -0.59% for the same period.

Q. What factors helped the fund outperform both its index and peer group during the period?

A. Good stock selection within the technology and nondurables sectors - two areas where the fund was significantly overweighted - fueled the majority of our performance relative to the index. Within the technology sector, the fund's emphasis on selected stocks of emerging networking, data storage and wireless equipment manufacturers was particularly beneficial, with some delivering triple-digit returns. Specifically, holdings in several strong-performing technology stocks not included in the index, such as Brocade Communications, Juniper Networks and BEA Systems, boosted performance. Additionally, underweighting several poor-performing stocks included in the index, such as Microsoft and Lucent, neither of which the fund owned by the end of the period, also helped. Turning to nondurables, our significant positions in Philip Morris and RJ Reynolds, both of which soared in the second half of the period, enhanced returns after a long period of underperformance. The fund got an additional boost from my decision to remain underweighted in telephone utilities stocks, a sector that generally was hurt by depleted pricing power.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. The fund's technology weighting declined to 30.8% at the end of November, from 64.3% six months ago. Can you explain your strategy?

A. I reduced our positions when it became clear that growth rates for some technology subsectors would be lowered as a result of the slowing economy. Declining sales for personal computers and wireless handsets and an oversupply of semiconductors in the market weakened the growth prospects for several companies, such as Micron Technology and Nortel Networks. Although I believed that technology still offered the potential for long-term growth and I held onto several leading companies in cutting-edge industries, I took profits in the slowing subsectors and reallocated those assets to other areas that offered more attractive risk/reward potential.

Q. Specifically, where did you redeploy those assets?

A. I found growth opportunities in a number of areas that were less susceptible to an economic slowdown, such as the financial, nondurables and health sectors, which benefited the fund. In the finance sector, I added new positions in government-
sponsored enterprises Fannie Mae and Freddie Mac and insurance companies, such as American International Group, all of which offered stable growth prospects. At the same time, I generally avoided bank stocks because the slowing economy increased credit risk at these institutions. I couldn't ignore the positive fundamentals of tobacco stocks, such as RJ Reynolds and Philip Morris, due to their double-digit dividend yields, stock repurchase plans and free cash flow generation. In the health sector, I opportunistically added to our holdings in pharmaceuticals and biotechnology as the period progressed.

Q. What stocks performed well?

A. Brocade Communications, which makes computer storage networking equipment and was the fund's top performer, rose sharply on better-than-expected earnings. Shares of Philip Morris, owner of Kraft Foods, performed well, partly due to positive sentiment surrounding its acquisition of Nabisco Holdings, as well as the increasing possibility of less onerous tobacco legislation going forward.

Q. What stocks disappointed?

A. Shares of Internet security provider VeriSign, which benefits from the registration of existing domain names ending in .com, .org and .net, suffered from a decision by the Internet Corporation for Assigned Names and Numbers to add seven more domain names in 2001 - a move expected to increase competition for the company. Global satellite television provider EchoStar, a significant competitor to cable TV, suffered from weakness in the emerging telecommunications/media industry.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. I expect the market volatility we've seen to continue, as various equity sectors vie for market leadership. Given this investment climate, I think it will be difficult to outperform the S&P 500 index by simply owning a majority of technology stocks. Rather, I believe it will take a balanced mix of growth stocks of companies with strong fundamentals and consistent earnings growth across a variety of sectors to outperform the benchmark.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

.

Fund Facts

Goal: to provide capital appreciation

Start date: December 28, 1998

Size: as of November 30, 2000, more than $480 million

Manager: J. Fergus Shiel, since inception; joined Fidelity in 1989

3

Fergus Shiel on sector rotation in the equity markets:

"During 2000, we saw several dramatic shifts in the equity markets, as various sectors came in and out of favor for various reasons, including interest-rate movements, a slowing economy, currency fluctuations and weakened profits, to name a few. I believe much of the sector rotation also was driven by the fickleness of individual investors who - through day trading, retirement plans and other vehicles - directed a large percentage of money into various sectors of the stock market on a daily basis. This continuous flow of investment capital drove a lot of individual stock performance and was directed in large part by the ongoing mood changes toward risk and reward that investors harbored at any given time.

"Looking ahead to the next six months, I expect the volatile investment environment to continue as investors reassess their risk/reward perceptions about various sectors and reallocate their portfolios accordingly. With continued sector rotation and the increasing competition for leadership within the equity markets, there could be dramatic short-term swings in prices. At the same time, these dramatic but brief sector rotations, because of their frequency and short duration, may not have much impact on the direction of the popular equity benchmarks over the course of a longer, 12-month period. Given such a rapidly changing market climate, I believe careful, active stock selection will be paramount for equity fund managers looking to stay ahead of sector rotation shifts. It will be a time to be nimble."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
RJ Reynolds Tobacco Holdings, Inc.	9.0	5.9
General Electric Co.	5.6	3.6
Philip Morris Companies, Inc.	5.2	4.4
Nokia AB sponsored ADR	3.9	5.1
Ciena Corp.	3.8	0.0
EchoStar Communications Corp. Class A	3.3	2.2
Juniper Networks, Inc.	3.0	2.8
Immunex Corp.	2.9	4.0
BEA Systems, Inc.	2.4	1.4
Brocade Communications Systems, Inc.	2.2	3.7
	41.3
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	30.8	64.3
Nondurables	18.9	10.3
Health	17.1	5.2
Finance	9.7	0.1
Industrial Machinery & Equipment	7.2	6.1
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 98.3%		Stocks 100.1%
	Short-Term Investments and Net Other Assets 1.7%		Short-Term Investments and Net Other Assets (0.1)% A
* Foreign investments	8.5%	** Foreign investments	9.9%

A Short-term investments and net other assets are not included in the pie chart.

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.9%
Northrop Grumman Corp.	50,000	$ 4,215,625
United Technologies Corp.	70,000	4,956,875
		9,172,500
DURABLES - 0.4%
Consumer Electronics - 0.3%
Gemstar-TV Guide International, Inc. (a)	40,700	1,655,981
Textiles & Apparel - 0.1%
Coach, Inc.	17,800	393,825
TOTAL DURABLES		2,049,806
ENERGY - 0.7%
Energy Services - 0.7%
Global Marine, Inc. (a)	130,000	2,851,875
Grey Wolf, Inc. (a)	149,500	579,313
		3,431,188
FINANCE - 9.7%
Banks - 0.7%
Mellon Financial Corp.	23,700	1,110,938
PNC Financial Services Group, Inc.	30,400	2,021,600
		3,132,538
Credit & Other Finance - 1.9%
American Express Co.	45,000	2,472,188
Associates First Capital Corp. Class A	82,600	2,916,813
Citigroup, Inc.	79,500	3,960,094
		9,349,095
Federal Sponsored Credit - 1.7%
Fannie Mae	60,000	4,740,000
Freddie Mac	60,000	3,626,250
		8,366,250
Insurance - 0.8%
American International Group, Inc.	40,000	3,877,500
Securities Industry - 4.6%
Charles Schwab Corp.	365,000	10,105,938
Lehman Brothers Holdings, Inc.	50,000	2,478,125
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Securities Industry - continued
Merrill Lynch & Co., Inc.	65,000	$ 3,761,875
Morgan Stanley Dean Witter & Co.	90,000	5,703,750
		22,049,688
TOTAL FINANCE		46,775,071
HEALTH - 17.1%
Drugs & Pharmaceuticals - 14.4%
Alkermes, Inc. (a)	32,100	958,988
American Home Products Corp.	70,000	4,208,750
Bristol-Myers Squibb Co.	109,100	7,561,994
Elan Corp. PLC sponsored ADR (a)	55,000	2,966,563
Eli Lilly & Co.	55,000	5,152,813
Human Genome Sciences, Inc. (a)	73,900	4,595,656
Immunex Corp. (a)	378,700	14,082,906
Medarex, Inc. (a)	98,800	3,581,500
Medimmune, Inc. (a)	120,000	6,382,500
Merck & Co., Inc.	93,700	8,684,819
Millennium Pharmaceuticals, Inc. (a)	99,100	4,812,544
Pfizer, Inc.	45,000	1,994,063
Schering-Plough Corp.	75,000	4,204,688
		69,187,784
Medical Equipment & Supplies - 1.7%
Cardinal Health, Inc.	40,000	3,997,500
McKesson HBOC, Inc.	90,000	2,958,750
MiniMed, Inc. (a)	15,900	946,050
		7,902,300
Medical Facilities Management - 1.0%
HCA - The Healthcare Co.	35,000	1,450,313
HEALTHSOUTH Corp. (a)	150,000	2,090,625
Tenet Healthcare Corp.	30,000	1,276,875
		4,817,813
TOTAL HEALTH		81,907,897
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 7.2%
Electrical Equipment - 7.2%
General Electric Co.	540,000	$ 26,763,750
Scientific-Atlanta, Inc.	187,800	7,582,425
		34,346,175
MEDIA & LEISURE - 6.1%
Broadcasting - 3.3%
EchoStar Communications Corp. Class A (a)	545,000	15,907,188
Entertainment - 2.4%
Celtic PLC (a)(c)	2,798,690	8,265,284
Mandalay Resort Group (a)	170,000	3,389,375
		11,654,659
Lodging & Gaming - 0.2%
Jurys Doyle Hotel Group PLC	84,800	629,118
Restaurants - 0.2%
Brinker International, Inc. (a)	10,000	408,750
Wendy's International, Inc.	20,000	537,500
		946,250
TOTAL MEDIA & LEISURE		29,137,215
NONDURABLES - 18.9%
Agriculture - 0.1%
IAWS Group PLC	85,500	548,207
Beverages - 0.1%
The Coca-Cola Co.	10,000	626,250
Foods - 2.7%
Campbell Soup Co.	52,700	1,758,863
ConAgra Foods, Inc.	69,900	1,778,081
General Mills, Inc.	45,000	1,850,625
H.J. Heinz Co.	58,800	2,682,750
Hershey Foods Corp.	20,000	1,265,000
Kellogg Co.	54,100	1,332,213
PepsiCo, Inc.	10,000	453,750
Quaker Oats Co.	10,000	869,375
Wm. Wrigley Jr. Co.	10,000	908,125
		12,898,782
Household Products - 0.3%
Avon Products, Inc.	10,000	416,250
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - continued
Household Products - continued
Clorox Co.	10,000	$ 446,875
Colgate-Palmolive Co.	10,000	587,500
		1,450,625
Tobacco - 15.7%
DIMON, Inc.	90,800	312,125
Philip Morris Companies, Inc.	650,000	24,821,875
RJ Reynolds Tobacco Holdings, Inc.	1,104,000	43,469,991
Standard Commercial Corp.	10,000	49,375
UST, Inc.	278,800	6,621,500
		75,274,866
TOTAL NONDURABLES		90,798,730
RETAIL & WHOLESALE - 3.0%
Apparel Stores - 0.8%
AnnTaylor Stores Corp. (a)	175,100	3,633,325
Drug Stores - 0.8%
Walgreen Co.	91,000	4,055,188
General Merchandise Stores - 0.3%
Arnotts PLC	34,000	195,755
Kohls Corp. (a)	22,300	1,194,444
		1,390,199
Grocery Stores - 0.2%
Safeway, Inc. (a)	19,300	1,137,494
Retail & Wholesale, Miscellaneous - 0.9%
Bed Bath & Beyond, Inc. (a)	40,000	832,500
Staples, Inc. (a)	274,000	3,288,000
		4,120,500
TOTAL RETAIL & WHOLESALE		14,336,706
SERVICES - 0.0%
Marlborough International PLC (a)	122,400	160,163
TECHNOLOGY - 30.8%
Communications Equipment - 9.0%
Ciena Corp. (a)	239,700	18,202,219
Corning, Inc.	110,000	6,435,000
Nokia AB sponsored ADR	435,000	18,596,250
		43,233,469
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computer Services & Software - 11.8%
BEA Systems, Inc. (a)	197,500	$ 11,566,094
Check Point Software Technologies Ltd. (a)	37,200	3,817,650
Critical Path, Inc. (a)	43,700	923,163
Inktomi Corp. (a)	157,500	4,104,844
Internap Network Services Corp.	111,200	1,223,200
Keynote Systems, Inc.	141,600	2,584,200
Openwave Systems, Inc. (a)	58,436	2,666,142
PeopleSoft, Inc. (a)	214,500	7,132,125
Redback Networks, Inc. (a)	123,900	8,649,769
SEI Investments Co.	20,000	1,781,250
VeriSign, Inc. (a)	65,100	5,643,356
VERITAS Software Corp. (a)	47,000	4,585,438
Vignette Corp. (a)	85,500	1,346,625
webMethods, Inc.	10,000	629,375
		56,653,231
Computers & Office Equipment - 6.4%
Brocade Communications Systems, Inc. (a)	64,000	10,748,000
Extended Systems, Inc. (a)	32,500	633,750
Juniper Networks, Inc. (a)	114,000	14,207,250
Network Appliance, Inc. (a)	103,000	5,085,625
		30,674,625
Electronic Instruments - 1.5%
Agilent Technologies, Inc.	47,900	2,499,781
Applera Corp. - Applied Biosystems Group	25,900	2,139,988
PerkinElmer, Inc.	28,100	2,502,656
		7,142,425
Electronics - 2.1%
Brightpoint, Inc. (a)	300,000	1,631,250
RF Micro Devices, Inc. (a)	80,000	1,520,000
Texas Instruments, Inc.	196,200	7,320,713
		10,471,963
TOTAL TECHNOLOGY		148,175,713
TRANSPORTATION - 1.6%
Air Transportation - 1.5%
Atlantic Coast Airlines Holdings, Inc. (a)	10,000	425,625
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - continued
Air Transportation - continued
Ryanair Holdings PLC sponsored ADR (a)	109,500	$ 5,310,750
Southwest Airlines Co.	46,900	1,480,281
		7,216,656
Shipping - 0.1%
Irish Continental Group PLC	87,900	391,066
TOTAL TRANSPORTATION		7,607,722
UTILITIES - 0.9%
Telephone Services - 0.9%
Level 3 Communications, Inc. (a)	50,400	1,354,500
McLeodUSA, Inc. Class A (a)	50,000	678,125
SBC Communications, Inc.	40,000	2,197,500
		4,230,125
TOTAL COMMON STOCKS (Cost $489,373,264)		472,129,011
Convertible Preferred Stocks - 0.0%

TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (a)(d) (Cost $37,928)	2,200	37,928
Cash Equivalents - 8.1%

Fidelity Cash Central Fund, 6.57% (b) (Cost $38,975,746)	38,975,746	38,975,746
TOTAL INVESTMENT PORTFOLIO - 106.4% (Cost $528,386,938)		511,142,685
NET OTHER ASSETS - (6.4)%		(30,612,531)
NET ASSETS - 100%		$ 480,530,154
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 37,928
Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income
tax purposes was $544,025,754. Net unrealized depreciation aggregated $32,883,069, of which $51,452,386 related to appreciated investment securities and $84,335,455 related to depreciated investment securities.

At November 30, 2000, the fund had a capital loss carryforward of approximately $7,759,000 of which $416,000, and $7,343,000 will expire on November 30, 2007 and 2008, respectively.
The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $5,975,000 of losses recognized during the period November 1, 2000 to November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (cost $528,386,938) - See accompanying schedule		$ 511,142,685
Cash		671,034
Receivable for investments sold		14,491,054
Receivable for fund shares sold		2,228,716
Dividends receivable		220,395
Interest receivable		183,853
Total assets		528,937,737
Liabilities
Payable for investments purchased	$ 26,067,031
Payable for fund shares redeemed	798,159
Accrued management fee	248,713
Distribution fees payable	296,520
Other payables and accrued expenses	316,760
Collateral on securities loaned, at value	20,680,400
Total liabilities		48,407,583
Net Assets		$ 480,530,154
Net Assets consist of:
Paid in capital		$ 528,918,532
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(31,143,533)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(17,244,845)
Net Assets		$ 480,530,154

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($30,339,690 ÷ 1,871,094 shares)	$16.21
Maximum offering price per share (100/94.25 of $16.21)	$17.20
Class T: Net Asset Value and redemption price per share ($249,999,059 ÷ 15,496,044 shares)	$16.13
Maximum offering price per share (100/96.50 of $16.13)	$16.72
Class B: Net Asset Value and offering price per share ($120,933,605 ÷ 7,559,606 shares) A	$16.00
Class C: Net Asset Value and offering price per share ($76,638,506 ÷ 4,790,801 shares) A	$16.00
Institutional Class: Net Asset Value, offering price and redemption price per share ($2,619,294 ÷ 160,659 shares)	$16.30

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Dividends		$ 3,130,157
Interest		1,060,006
Security lending		129,042
Total income		4,319,205
Expenses
Management fee	$ 1,998,545
Transfer agent fees	910,117
Distribution fees	2,397,491
Accounting and security lending fees	139,977
Non-interested trustees' compensation	1,044
Custodian fees and expenses	50,977
Registration fees	292,419
Audit	24,145
Legal	1,022
Miscellaneous	1,728
Total expenses before reductions	5,817,465
Expense reductions	(139,806)	5,677,659
Net investment income (loss)		(1,358,454)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(30,240,440)
Foreign currency transactions	(16,547)	(30,256,987)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(25,579,441)
Assets and liabilities in foreign currencies	(592)	(25,580,033)
Net gain (loss)		(55,837,020)
Net increase (decrease) in net assets resulting from operations		$ (57,195,474)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	December 28, 1998 (commencement of operations) to November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (1,358,454)	$ (287,507)
Net realized gain (loss)	(30,256,987)	(902,923)
Change in net unrealized appreciation (depreciation)	(25,580,033)	8,335,188
Net increase (decrease) in net assets resulting from operations	(57,195,474)	7,144,758
Share transactions - net increase (decrease)	474,076,093	56,504,777
Total increase (decrease) in net assets	416,880,619	63,649,535
Net Assets
Beginning of period	63,649,535	-
End of period	$ 480,530,154	$ 63,649,535

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.44	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.00	(.10)
Net realized and unrealized gain (loss)	2.77 H	3.54
Total from investment operations	2.77	3.44
Less Distributions
Net asset value, end of period	$ 16.21	$ 13.44
Total Return B, C	20.61%	34.40%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 30,340	$ 4,493
Ratio of expenses to average net assets	1.28%	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.24% G	1.70% A, G
Ratio of net investment income (loss) to average net assets	.00%	(.94)% A
Portfolio turnover	411%	381% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	(.13)
Net realized and unrealized gain (loss)	2.75 H	3.53
Total from investment operations	2.73	3.40
Less Distributions
Net asset value, end of period	$ 16.13	$ 13.40
Total Return B, C	20.37%	34.00%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 249,999	$ 31,971
Ratio of expenses to average net assets	1.46%	2.00% A, F
Ratio of expenses to average net assets after expense reductions	1.42% G	1.95% A, G
Ratio of net investment income (loss) to average net assets	(.18)%	(1.19)% A
Portfolio turnover	411%	381% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.09)	(.19)
Net realized and unrealized gain (loss)	2.74 H	3.54
Total from investment operations	2.65	3.35
Less Distributions
Net asset value, end of period	$ 16.00	$ 13.35
Total Return B, C	19.85%	33.50%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 120,934	$ 17,163
Ratio of expenses to average net assets	2.02%	2.50% A, F
Ratio of expenses to average net assets after expense reductions	1.98% G	2.45% A, G
Ratio of net investment income (loss) to average net assets	(.74)%	(1.69)% A
Portfolio turnover	411%	381% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.08)	(.19)
Net realized and unrealized gain (loss)	2.73 H	3.54
Total from investment operations	2.65	3.35
Less Distributions
Net asset value, end of period	$ 16.00	$ 13.35
Total Return B, C	19.85%	33.50%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 76,639	$ 9,224
Ratio of expenses to average net assets	1.95%	2.50% A, F
Ratio of expenses to average net assets after expense reductions	1.91% G	2.45% A, G
Ratio of net investment income (loss) to average net assets	(.67)%	(1.69)% A
Portfolio turnover	411%	381% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.47	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.04	(.08)
Net realized and unrealized gain (loss)	2.79 H	3.55
Total from investment operations	2.83	3.47
Less Distributions
Net asset value, end of period	$ 16.30	$ 13.47
Total Return B, C	21.01%	34.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,619	$ 798
Ratio of expenses to average net assets	.96%	1.50% A, F
Ratio of expenses to average net assets after expense reductions	.92% G	1.45% A, G
Ratio of net investment income (loss) to average net assets	.32%	(.69)% A
Portfolio turnover	411%	381% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 28, 1998 (commencement of operations) to November 30, 1999.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Dynamic Capital Appreciation Fund(the fund) (formerly Fidelity Advisor Retirement Growth Fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $37,928 or 0.0% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,827,598,305 and $1,359,445,217, respectively.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .57% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the funds. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 51,979	$ 6
Class T	903,495	146
Class B	857,907	643,430
Class C	584,110	384,839
	$ 2,397,491	$ 1,028,421

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 386,139	$ 119,246
Class T	807,573	209,039
Class B	96,761	96,761 *
Class C	15,441	15,441 *
	$ 1,305,914	$ 440,487

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 64,322.31
Class T	443,906.24
Class B	261,713.30
Class C	135,471.23
Institutional Class	4,705.24
	$ 910,117

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $75,694 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $21,584,908. The fund received cash collateral of $20,680,400 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $134,742 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $5,064 under the custodian arrangement.

Annual Report

Notes to Financial Statements - continued

7. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999 A	2000	1999 A

Class A Shares sold	1,839,986	375,743	$ 34,088,617	$ 4,456,409
Shares redeemed	(303,159)	(41,476)	(5,403,570)	(503,397)
Net increase (decrease)	1,536,827	334,267	$ 28,685,047	$ 3,953,012
Class T Shares sold	16,301,074	2,551,320	$ 305,794,009	$ 30,521,657
Shares redeemed	(3,191,433)	(164,917)	(57,832,151)	(2,060,293)
Net increase (decrease)	13,109,641	2,386,403	$ 247,961,858	$ 28,461,364
Class B Shares sold	7,153,668	1,391,638	$ 133,399,628	$ 16,541,336
Shares redeemed	(879,537)	(106,163)	(16,299,437)	(1,281,245)
Net increase (decrease)	6,274,131	1,285,475	$ 117,100,191	$ 15,260,091
Class C Shares sold	6,155,913	756,727	$ 116,109,411	$ 8,960,631
Shares redeemed	(2,056,032)	(65,807)	(37,709,821)	(786,872)
Net increase (decrease)	4,099,881	690,920	$ 78,399,590	$ 8,173,759
Institutional Class Shares sold	122,570	64,886	$ 2,318,867	$ 726,218
Shares redeemed	(21,137)	(5,660)	(389,460)	(69,667)
Net increase (decrease)	101,433	59,226	$ 1,929,407	$ 656,551

A Share transactions are for the period December 28, 1999 (commencement of operations) to November 30, 2000.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Celtic PLC	$ 3,023,737	$ -	$ -	$ 8,265,284

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Dynamic Capital Appreciation Fund (formerly Fidelity Advisor Retirement Growth Fund):

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Dynamic Capital Appreciation Fund (formerly Fidelity Advisor Retirement Growth Fund) (a fund of Fidelity Advisor Series I) at November 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Dynamic Capital Appreciation's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 12, 2001

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

J. Fergus Shiel, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ARGI-ANN-0101 122425
1.733386.101

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Small Cap

Fund - Class A, Class T, Class B and
Class C

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the last six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	25	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	34	Notes to the financial statements.
Report of Independent Accountants	43	The auditors' opinion.
Distributions	44

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Small Cap Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Small Cap - CL A	-9.59%	79.98%
Fidelity Adv Small Cap - CL A (incl. 5.75% sales charge)	-14.79%	69.64%
Russell 2000	-0.58%	30.12%
Small Cap Funds Average	5.24%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Russell 2000® Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 836 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Small Cap - CL A	-9.59%	30.20%
Fidelity Adv Small Cap - CL A (incl. 5.75% sales charge)	-14.79%	26.78%
Russell 2000	-0.58%	12.55%
Small Cap Funds Average	5.24%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Fund - Class A on September 9, 1998, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $16,964 - a 69.64% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,012 - a 30.12% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper mid-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper mid-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the mid-cap growth funds average were -0.62%. The one year cumulative and average annual total returns for the mid-cap supergroup average were 6.78%.

Annual Report

Fidelity Advisor Small Cap Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Small Cap - CL T	-9.87%	78.80%
Fidelity Adv Small Cap - CL T (incl. 3.50% sales charge)	-13.02%	72.54%
Russell 2000	-0.58%	30.12%
Small Cap Funds Average	5.24%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 836 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Small Cap - CL T	-9.87%	29.81%
Fidelity Adv Small Cap - CL T (incl. 3.50% sales charge)	-13.02%	27.75%
Russell 2000	-0.58%	12.55%
Small Cap Funds Average	5.24%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Fund - Class T on September 9, 1998, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $17,254 - a 72.54% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,012 - a 30.12% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper mid-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper mid-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the mid-cap growth funds average were -0.62%. The one year cumulative and average annual total returns for the mid-cap supergroup average were 6.78%.

Annual Report

Fidelity Advisor Small Cap Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Small Cap - CL B	-10.31%	76.66%
Fidelity Adv Small Cap - CL B (incl. contingent deferred sales charge)	-14.69%	73.66%
Russell 2000	-0.58%	30.12%
Small Cap Funds Average	5.24%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 836 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Small Cap - CL B	-10.31%	29.11%
Fidelity Adv Small Cap - CL B (incl. contingent deferred sales charge)	-14.69%	28.12%
Russell 2000	-0.58%	12.55%
Small Cap Funds Average	5.24%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Fund - Class B on September 9, 1998, when the fund started. As the chart shows, by November 30, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $17,366 - a 73.66% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,012 - a 30.12% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper mid-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper mid-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the mid-cap growth funds average were -0.62%. The one year cumulative and average annual total returns for the mid-cap supergroup average were 6.78%.

Annual Report

Fidelity Advisor Small Cap Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Small Cap - CL C	-10.23%	77.26%
Fidelity Adv Small Cap - CL C (incl. contingent deferred sales charge)	-11.11%	77.26%
Russell 2000	-0.58%	30.12%
Small Cap Funds Average	5.24%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Russell 2000 Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 836 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Small Cap - CL C	-10.23%	29.31%
Fidelity Adv Small Cap - CL C (incl. contingent deferred sales charge)	-11.11%	29.31%
Russell 2000	-0.58%	12.55%
Small Cap Funds Average	5.24%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Fund - Class C on September 9, 1998, when the fund started. As the chart shows, by November 30, 2000, the value of the investment would have grown to $17,726 - a 77.26% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,012 - a 30.12% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper mid-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper mid-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the mid-cap growth funds average were -0.62%. The one year cumulative and average annual total returns for the mid-cap supergroup average were 6.78%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Harry Lange, Portfolio Manager of Fidelity Advisor Small Cap Fund

Q. How did the fund perform, Harry?

A. For the 12 months that ended November 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned -9.59%, -9.87%, -10.31% and -10.23%. These returns lagged both the Russell 2000 Index, which returned -0.58%, and the small cap funds average, which returned 5.24% during the period according to Lipper Inc.

Q. What factors held the fund back during the period?

A. Unfortunately, many of the same stocks that helped the fund do so well a year ago were at the root of the problem for most of 2000. Of course, the technology meltdown in March had something to do with this flip-flop, as did several company-specific issues. Many of the fund's dot-com names fell hard following the decline, including Shopnow.com - now known as Network Commerce - and Sportsline.com, which the fund no longer held at the end of the period. Additionally, Pegasus Solutions, a company that specializes in online travel bookings, made a questionable acquisition during the period that caused investors to step away. Poor stock selection in the retail sector, as well as weakness in the health group - particularly in the biotechnology area - also hampered performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. The fund's exposure to technology stocks fell from around 35% six months ago to 19% at the end of November . . .

A. Unfortunately, most of the reduction was due to pure depreciation. It just wasn't a favorable climate for small- and mid-cap technology names. Stocks such as Tumbleweed Communications - which specializes in secure online messaging - and Kemet Corp., which makes electrical components for electronic applications and products, didn't pan out as I had hoped. That being said, I did find some good opportunities scattered amongst the rubble. The fund's top performer for the period far and away was Power-One, which supplies power sources for the telecommunications and PC industries. Another good stock was MRV Communications, which is in the business of creating and managing growth companies in the optical technology and Internet infrastructure areas. The fund no longer owned MRV at the end of the period.

Q. Why were the retail and health groups disappointing?

A. Signs of a slowing economy hurt several of the fund's retail positions, and a number of biotechnology investments fell in line with the overall technology decline. On the retail side, Shopnow.com's troubles hurt, as did the weak performance of high-end retailers such as Williams-Sonoma - which the fund no longer owned at the end of the period - and Sharper Image. Within the health portion of the portfolio, the fund ran into trouble with a number of its biotechnology stocks. Perhaps the most notable was SuperGen, which fell out of favor when the company's new drug designed to help treat pancreatic cancer hit a snag during clinical trials. Despite the troubles within the health group, I did bump up the fund's overall health exposure during the period. I built a new position in Celgene, a bio-tech pharmaceutical company that works with molecules to help treat cancer and immunological diseases, and added to the fund's stake in Cytyc, a company involved in cervical cancer screening tests. Both stocks performed exceptionally well during the period. The fund no longer owned a position in Cytyc at the close of the period.

Q. Two services-oriented stocks that performed well were Korn-Ferry and Caremark. What was the story with these holdings?

A. Korn-Ferry is an executive placement agency that benefited nicely from a trend of increased job-hopping, as well as from a strong presence on the Web. Caremark, which provides prescription drug coverage for corporate health plans, was relatively immune to the problems that plagued the health sector, mostly due to consistent demand.

Q. Which other stocks influenced the fund's performance?

A. On the plus side, the fund's investment in Calpine Corp., an independent electric and power producer, fared well, as did its position in genetic engineering firm Affymetrix. Among the disappointments was Polymer Group, which makes consumer and industrial non-woven fabrics. The fund no longer held positions in Calpine and Affymetrix at the end of the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook, Harry?

A. A key indicator going forward will be investors' appetite for risk-taking. Thanks mostly to the severe technology correction we witnessed, investors are approaching 2001 in a much more cautious mode. My gut tells me that the uncertainty will continue, but also that the economic slowdown many are calling for may not transpire. Once investor confidence is restored, smaller-cap technology names should perform better. I'll continue to look for ways to add to the fund's technology weighting, since I firmly believe that's still the place to find long-term growth opportunities.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital by investing primarily in equity securities of companies with small market capitalizations

Start date: September 9, 1998

Size: as of November 30, 2000, more than $1.2 billion

Manager: Harry Lange, since inception; joined Fidelity in 1987

3

Harry Lange covers more ground:

Energy: "A favorable supply and demand situation helped a few of the fund's oil and gas stocks perform well, particularly those with a focus on integrated drilling. Among the fund's better performers in this category were BJ Services, Rowan Companies and Nabors Industries."

Transportation: "I raised the fund's exposure to transportation stocks during the period, with much of that increase tied to the positive supply/demand scenario for oil and gas stocks. The fund's second-largest position at the close of the period was Teekay Shipping, which specializes in the transportation of crude oil and petroleum products. A freight forwarding stock I liked was Expeditors International of Washington. At the end of the period, the fund's transportation weighting stood at around 10% of its total assets."

Construction & Real Estate: "With the economy showing signs of weakness - and interest rates at high levels - I felt that homebuilders and real estate investment trusts would fare better than banks and other financials. While finance stocks performed much better than I had anticipated, homebuilding orders were steady and the fund's position in Lennar Corp., a leading builder, performed very well."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
ACNielsen Corp.	2.8	2.7
Teekay Shipping Corp.	2.8	0.5
Celgene Corp.	2.7	1.7
Lennar Corp.	2.6	1.5
Copart, Inc.	2.5	2.7
Korn/Ferry International	2.5	1.7
Semtech Corp.	2.4	1.9
Expeditors International of Washington, Inc.	2.4	0.9
Forward Air Corp.	2.4	0.4
SilverStream Software, Inc.	2.2	0.0
	25.3
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	19.0	35.1
Health	11.5	9.0
Transportation	10.1	3.0
Media & Leisure	9.5	7.6
Services	9.3	10.0
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 92.2%		Stocks 96.5%
	Short-Term Investments and Net Other Assets 7.8%		Short-Term Investments and Net Other Assets 3.5%
* Foreign investments	5.9%	** Foreign investments	3.0%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 92.2%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 0.2%
Defense Electronics - 0.2%
Herley Industries, Inc. (a)	100,000	$ 1,938
BASIC INDUSTRIES - 1.2%
Chemicals & Plastics - 0.2%
Arch Chemicals, Inc.	132,200	2,380
Metals & Mining - 1.0%
Martin Marietta Materials, Inc.	300,000	11,814
U.S. Aggregates, Inc.	200,000	1,763
		13,577
TOTAL BASIC INDUSTRIES		15,957
CONSTRUCTION & REAL ESTATE - 7.3%
Building Materials - 2.4%
Fastenal Co.	200,000	12,325
Florida Rock Industries, Inc.	424,310	14,029
Quixote Corp.	250,000	4,125
		30,479
Construction - 3.0%
Beazer Homes USA, Inc. (a)	45,000	1,409
D.R. Horton, Inc.	218,000	4,047
Lennar Corp.	1,070,000	33,906
		39,362
Engineering - 0.1%
Lexent, Inc.	100,700	1,800
Real Estate - 0.0%
Boardwalk Equities, Inc. (a)	50,000	324
Real Estate Investment Trusts - 1.8%
Alexandria Real Estate Equities, Inc.	220,000	8,030
Apartment Investment & Management Co. Class A	73,740	3,392
BRE Properties, Inc. Class A	100,000	3,206
CenterPoint Properties Trust	11,820	547
Duke-Weeks Realty Corp.	29,580	673
Glenborough Realty Trust, Inc.	105,670	1,611
Home Properties of New York, Inc.	110,094	3,158
Reckson Associates Realty Corp.	100,000	2,344
		22,961
TOTAL CONSTRUCTION & REAL ESTATE		94,926
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - 4.8%
Autos, Tires, & Accessories - 2.6%
Copart, Inc. (a)	1,938,100	$ 32,948
O'Reilly Automotive, Inc. (a)	50,000	831
		33,779
Consumer Durables - 0.1%
CompX International, Inc. Class A	89,534	1,097
Textiles & Apparel - 2.1%
Galey & Lord, Inc. (a)	150	0
Liz Claiborne, Inc.	310,000	12,168
Polymer Group, Inc. (c)	2,298,600	12,930
Skechers U.S.A., Inc. Class A, (a)	200,000	2,463
		27,561
TOTAL DURABLES		62,437
ENERGY - 6.2%
Energy Services - 5.0%
BJ Services Co. (a)	480,000	25,560
Carbo Ceramics, Inc.	400,000	10,400
Nabors Industries, Inc. (a)	100,000	4,394
Oceaneering International, Inc. (a)	200,000	3,188
Rowan Companies, Inc. (a)	430,000	8,546
Smith International, Inc. (a)	60,000	3,484
Tidewater, Inc.	214,520	8,688
		64,260
Oil & Gas - 1.2%
Cooper Cameron Corp. (a)	69,170	3,752
Frontier Oil Corp. (a)	300,000	1,688
Kerr-McGee Corp.	14,501	882
National-Oilwell, Inc. (a)	300,000	9,563
		15,885
TOTAL ENERGY		80,145
FINANCE - 3.0%
Banks - 1.0%
Cathay Bancorp, Inc.	13,000	678
Silicon Valley Bancshares (a)	300,000	10,350
Sterling Bancorp	80,850	1,536
		12,564
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Credit & Other Finance - 0.0%
Investors Financial Services Corp.	1,200	$ 79
Insurance - 0.8%
ChoicePoint, Inc. (a)	99,645	5,244
Liberty Corp.	100,000	3,769
PMI Group, Inc.	30,000	1,907
		10,920
Savings & Loans - 0.1%
Washington Federal, Inc.	34,188	780
Securities Industry - 1.1%
Dain Rauscher Corp.	100,000	9,375
E*Trade Group, Inc. (a)	20,000	160
Waddell & Reed Financial, Inc. Class B (multi. vtg.)	150,000	4,613
		14,148
TOTAL FINANCE		38,491
HEALTH - 11.5%
Drugs & Pharmaceuticals - 7.6%
Aviron (a)	30,000	1,590
Celgene Corp. (a)	600,000	34,238
Exelixis, Inc.	200,000	2,900
Human Genome Sciences, Inc. (a)	400,000	24,875
King Pharmaceuticals, Inc. (a)	418,372	20,396
Mylan Laboratories, Inc.	300,000	7,181
Sepracor, Inc. (a)	32,500	2,375
SuperGen, Inc. (a)	245,400	4,248
		97,803
Medical Equipment & Supplies - 3.7%
Bindley Western Industries, Inc.	333,333	10,500
ESC Medical Systems Ltd. (a)	295,350	3,729
Millipore Corp.	601,070	26,447
Patterson Dental Co. (a)	100,000	2,975
Resmed, Inc. (a)	100,000	3,506
Scott Technologies, Inc. (a)	50,000	997
		48,154
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Medical Facilities Management - 0.2%
Syncor International Corp. (a)	100,000	$ 3,000
TOTAL HEALTH		148,957
INDUSTRIAL MACHINERY & EQUIPMENT - 2.9%
Electrical Equipment - 1.8%
Avaya, Inc. (a)	1,115	13
Avaya, Inc. (a)(e)	123	1
C&D Technologies, Inc.	500,000	20,375
Peco II, Inc.	200,000	2,850
		23,239
Pollution Control - 1.1%
Republic Services, Inc. (a)	600,000	8,738
Waste Connections, Inc. (a)	200,000	5,000
		13,738
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		36,977
MEDIA & LEISURE - 9.5%
Broadcasting - 2.4%
Capital Radio PLC	337,435	4,983
Entercom Communications Corp. Class A (a)	100,000	2,950
Radio One, Inc.:
Class A (a)	441,000	4,686
Class D (non-vtg.) (a)	882,000	9,261
Scottish Radio Holdings PLC	5,610	96
SKY Perfect Communications, Inc. (a)	5,500	9,020
		30,996
Leisure Durables & Toys - 2.2%
Brunswick Corp.	300,000	5,156
Callaway Golf Co.	800,000	14,150
Coachmen Industries, Inc.	8,700	74
Harley-Davidson, Inc.	200,000	9,088
K2, Inc. (a)	53,500	421
		28,889
Lodging & Gaming - 3.6%
Anchor Gaming (a)	400,000	15,100
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MEDIA & LEISURE - continued
Lodging & Gaming - continued
Prime Hospitality Corp. (a)	500,000	$ 5,125
WMS Industries, Inc. (a)	1,473,900	25,885
		46,110
Publishing - 1.3%
Harte-Hanks, Inc.	495,200	11,235
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	555,000	5,932
		17,167
TOTAL MEDIA & LEISURE		123,162
NONDURABLES - 3.3%
Beverages - 3.0%
Constellation Brands, Inc. Class A (a)	218,700	10,716
Golden State Vintners, Inc. Class B (a)(c)	378,500	2,839
Robert Mondavi Corp. Class A (a)(c)	499,900	24,776
		38,331
Foods - 0.2%
American Italian Pasta Co. Class A (a)	144,900	3,306
Household Products - 0.1%
Aptargroup, Inc.	50,000	1,250
TOTAL NONDURABLES		42,887
PRECIOUS METALS - 0.1%
Placer Dome, Inc.	93,590	856
RETAIL & WHOLESALE - 3.0%
Apparel Stores - 0.0%
J. Baker, Inc.	133,100	549
General Merchandise Stores - 0.5%
Neiman Marcus Group, Inc. Class A (a)	200,000	6,025
Grocery Stores - 0.6%
Hain Celestial Group, Inc. (a)	251,188	7,473
Retail & Wholesale, Miscellaneous - 1.9%
Barbeques Galore Ltd. sponsored ADR (a)	50,000	250
Gadzooks, Inc. (a)(c)	500,000	9,031
Handleman Co. (a)	1,020,000	7,140
HomeBase, Inc. (a)	300,000	413
Common Stocks - continued
	Shares	Value (Note 1) (000s)
RETAIL & WHOLESALE - continued
Retail & Wholesale, Miscellaneous - continued
Network Commerce, Inc.	169,200	$ 227
Sharper Image Corp. (a)	500,000	8,344
		25,405
TOTAL RETAIL & WHOLESALE		39,452
SERVICES - 9.3%
Advertising - 0.3%
ADVO, Inc. (a)	100,000	4,050
United Internet AG (a)	58,800	262
		4,312
Educational Services - 0.3%
ProsoftTraining.com (a)	490,000	4,211
Services - 8.7%
ACNielsen Corp. (a)	1,610,000	36,517
Caremark Rx, Inc. (a)	2,021,900	21,988
Forrester Research, Inc. (a)	400,000	15,025
Heidrick & Struggles International, Inc. (a)	112,600	5,574
Korn/Ferry International (a)	1,050,000	32,681
		111,785
TOTAL SERVICES		120,308
TECHNOLOGY - 19.0%
Communications Equipment - 2.7%
Andrew Corp. (a)	600,000	10,913
Cable Design Technologies Corp. (a)	1,552,500	23,288
Lucent Technologies, Inc.	13,381	208
Lucent Technologies, Inc. (e)	1,486	17
Nortel Networks Corp.	13,848	523
		34,949
Computer Services & Software - 9.2%
Art Technology Group, Inc. (a)	51,000	1,463
Autodesk, Inc.	25,000	645
Black Box Corp. (a)	100,000	5,588
CMGI, Inc. (a)	40,880	411
FactSet Research Systems, Inc.	405,000	13,001
Great Plains Software, Inc. (a)	100,000	4,681
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computer Services & Software - continued
J.D. Edwards & Co. (a)	300,000	$ 7,613
National Instrument Corp. (a)	225,000	8,972
Nuance Communications, Inc.	700	21
Pegasus Solutions, Inc. (a)	750,590	7,436
Polycom, Inc. (a)	700,000	23,669
Puma Technology, Inc. (a)(d)	55,200	380
Rational Software Corp. (a)	119,200	3,755
RealNetworks, Inc. (a)	41,200	512
SilverStream Software, Inc. (a)(c)	1,588,800	28,797
Travelocity.com, Inc. (a)	95,000	1,128
Tumbleweed Communications Corp. (a)	615,000	9,148
VeriSign, Inc. (a)	20,000	1,734
		118,954
Computers & Office Equipment - 0.4%
Avocent Corp. (a)	100,000	4,600
Electronic Instruments - 0.1%
KLA-Tencor Corp. (a)	55,100	1,515
Electronics - 6.6%
Advanced Power Technology, Inc. (c)	587,300	11,673
Celeritek, Inc. (a)	50,000	1,799
General Semiconductor, Inc. (a)	976,900	8,304
Integrated Silicon Solution (a)	200,000	1,538
IXYS Corp. (a)	209,000	2,717
Jenoptik AG	51,500	1,262
KEMET Corp. (a)	23,000	403
Microchip Technology, Inc. (a)	88,965	2,080
Microsemi Corp. (a)	286,940	6,896
Plexus Corp. (a)	200,000	8,100
Power-One, Inc. (a)	141,500	5,987
Semtech Corp. (a)	1,435,280	31,486
Silicon Laboratories, Inc.	100,000	1,931
Zoran Corp. (a)	58,264	1,526
		85,702
TOTAL TECHNOLOGY		245,720
TRANSPORTATION - 10.1%
Air Transportation - 0.1%
SkyWest, Inc.	23,100	1,374
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TRANSPORTATION - continued
Shipping - 4.4%
Frontline Ltd. (a)	1,000,000	$ 15,329
Knightsbridge Tankers Ltd.	200,000	4,075
Sea Containers Ltd. Class A	50,000	1,072
Teekay Shipping Corp.	1,138,090	36,348
		56,824
Trucking & Freight - 5.6%
CNF Transportation, Inc.	356,180	9,261
Covenant Transport, Inc. Class A (a)	214,200	1,807
Expeditors International of Washington, Inc.	600,000	31,125
Forward Air Corp. (a)	730,700	30,689
		72,882
TOTAL TRANSPORTATION		131,080
UTILITIES - 0.8%
Electric Utility - 0.8%
Bangor Hydro-Electric Co.	159,900	4,007
Black Hills Corp.	177,900	6,071
		10,078
Telephone Services - 0.0%
TeraBeam Networks (a)(e)	4,400	17
WinStar Communications, Inc. (a)	52,080	762
		779
TOTAL UTILITIES		10,857
TOTAL COMMON STOCKS (Cost $1,158,135)		1,194,150
Convertible Preferred Stocks - 0.0%

TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (a)(e) (Cost $124)	7,200	124
Cash Equivalents - 10.2%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.57% (b) (Cost $131,339)	131,339,435	$ 131,339
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $1,289,598)		1,325,613
NET OTHER ASSETS - (2.4)%		(30,796)
NET ASSETS - 100%		$ 1,294,817
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $380,000 or 0.0% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Avaya, Inc.	5/19/00	$ 1
Chorum Technologies Series E	9/19/00	$ 124
Lucent Technologies, Inc.	5/19/00	$ 11
TeraBeam Networks	4/7/00	$ 17
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,293,223,000. Net unrealized appreciation aggregated $32,390,000, of which $227,170,000 related to appreciated investment securities and $194,780,000 related to depreciated investment securities.

The fund hereby designates approximately $3,306,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $22,288,000 of losses recognized during the period November 1, 2000 to November 30, 2000.
At November 30, 2000, the fund had a capital loss carryforward of approximately $2,487,000, all of which expire on November 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2000
Assets
Investment in securities, at value (cost $1,289,598) - See accompanying schedule		$ 1,325,613
Receivable for investments sold		1,406
Receivable for fund shares sold		1,891
Dividends receivable		546
Interest receivable		770
Total assets		1,330,226
Liabilities
Payable for investments purchased	$ 17,846
Payable for fund shares redeemed	3,689
Accrued management fee	888
Distribution fees payable	780
Other payables and accrued expenses	578
Collateral on securities loaned, at value	11,628
Total liabilities		35,409
Net Assets		$ 1,294,817
Net Assets consist of:
Paid in capital		$ 1,287,116
Undistributed net investment income		89
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(28,400)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		36,012
Net Assets		$ 1,294,817

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($103,756 ÷ 5,940 shares)	$17.47
Maximum offering price per share (100/94.25 of $17.47)	$18.54
Class T: Net Asset Value and redemption price per share ($624,826 ÷ 35,963 shares)	$17.37
Maximum offering price per share (100/96.50 of $17.37)	$18.00
Class B: Net Asset Value and offering price per share ($286,532 ÷ 16,654 shares) A	$17.20
Class C: Net Asset Value and offering price per share ($220,396 ÷ 12,771 shares) A	$17.26
Institutional Class: Net Asset Value, offering price and redemption price per share ($59,307 ÷ 3,379 shares)	$17.55

A Redemption price per-share is equal to net asset value less applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Dividends (including $153 received from affiliated issuers)		$ 4,223
Special dividend from Sabre Holdings Corp. Class A		806
Interest		5,087
Security lending		465
Total income		10,581
Expenses
Management fee	$ 10,583
Transfer agent fees	3,657
Distribution fees	9,450
Accounting and security lending fees	372
Non-interested trustees' compensation	5
Custodian fees and expenses	61
Registration fees	357
Audit	28
Legal	9
Miscellaneous	15
Total expenses before reductions	24,537
Expense reductions	(90)	24,447
Net investment income (loss)		(13,866)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $10,220 on sales of affiliated issuers)	(26,493)
Foreign currency transactions	24	(26,469)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(163,334)
Assets and liabilities in foreign currencies	(2)	(163,336)
Net gain (loss)		(189,805)
Net increase (decrease) in net assets resulting from operations		$ (203,671)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (13,866)	$ (4,301)
Net realized gain (loss)	(26,469)	34,567
Change in net unrealized appreciation (depreciation)	(163,336)	182,991
Net increase (decrease) in net assets resulting from operations	(203,671)	213,257
Distributions to shareholders from net realized gains	(27,276)	(789)
Share transactions - net increase (decrease)	574,132	597,789
Total increase (decrease) in net assets	343,185	810,257
Net Assets
Beginning of period	951,632	141,375
End of period (including undistributed net investment income of $89 and $10, respectively)	$ 1,294,817	$ 951,632

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.84	$ 12.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.12) E	(.09) F	(.01)
Net realized and unrealized gain (loss)	(1.69)	7.63	2.36
Total from investment operations	(1.81)	7.54	2.35
Less Distributions
From net realized gain	(.56)	(.05)	-
Net asset value, end of period	$ 17.47	$ 19.84	$ 12.35
Total Return B, C	(9.59)%	61.19%	23.50%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 104	$ 68	$ 10
Ratio of expenses to average net assets	1.30%	1.36%	1.75% A, H
Ratio of expenses to average net assets after expense reductions	1.29% I	1.33% I	1.68% A, I
Ratio of net investment income (loss) to average net assets	(.57)%	(.55)%	(.40)% A
Portfolio turnover rate	64%	62%	204% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend Sabre Holdings Corp. Class A which amounted to $.01 per share.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period September 9, 1998 (commencement of sale of Class A shares) to November 30, 1998.

H FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

I FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.77	$ 12.34	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.17) E	(.13) F	(.02)
Net realized and unrealized gain (loss)	(1.69)	7.61	2.36
Total from investment operations	(1.86)	7.48	2.34
Less Distributions
From net realized gain	(.54)	(.05)	-
Net asset value, end of period	$ 17.37	$ 19.77	$ 12.34
Total Return B, C	(9.87)%	60.75%	23.40%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 625	$ 458	$ 72
Ratio of expenses to average net assets	1.53%	1.59%	2.00% A, H
Ratio of expenses to average net assets after expense reductions	1.53%	1.56% I	1.93% A, I
Ratio of net investment income (loss) to average net assets	(.80)%	(.77)%	(.63)% A
Portfolio turnover rate	64%	62%	204% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend Sabre Holdings Corp. Class A which amounted to $.01 per share.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period September 9, 1998 (commencement of sale of Class T shares) to November 30, 1998.

H FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

I FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.63	$ 12.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.28) E	(.21) F	(.03)
Net realized and unrealized gain (loss)	(1.66)	7.58	2.34
Total from investment operations	(1.94)	7.37	2.31
Less Distributions
From net realized gain	(.49)	(.05)	-
Net asset value, end of period	$ 17.20	$ 19.63	$ 12.31
Total Return B, C	(10.31)%	60.01%	23.10%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 287	$ 200	$ 24
Ratio of expenses to average net assets	2.06%	2.12%	2.50% A, H
Ratio of expenses to average net assets after expense reductions	2.05% I	2.09% I	2.43% A, I
Ratio of net investment income (loss) to average net assets	(1.33)%	(1.30)%	(1.15)% A
Portfolio turnover rate	64%	62%	204% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the contigent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend Sabre Holdings Corp. Class A which amounted to $.01 per share.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period September 9, 1998 (commencement of sale of Class B shares) to November 30, 1998.

H FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

I FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C
Years ended November 30,	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.68	$ 12.34	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.27) E	(.21) F	(.03)
Net realized and unrealized gain (loss)	(1.66)	7.60	2.37
Total from investment operations	(1.93)	7.39	2.34
Less Distributions
From net realized gain	(.49)	(.05)	-
Net asset value, end of period	$ 17.26	$ 19.68	$ 12.34
Total Return B, C	(10.23)%	60.02%	23.40%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 220	$ 160	$ 22
Ratio of expenses to average net assets	2.02%	2.09%	2.50% A, H
Ratio of expenses to average net assets after expense reductions	2.02%	2.06% I	2.44% A, I
Ratio of net investment income (loss) to average net assets	(1.29)%	(1.27)%	(1.15)% A
Portfolio turnover rate	64%	62%	204% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend Sabre Holdings Corp. Class A which amounted to $.01 per share.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period September 9, 1998 (commencement of sale of Class C shares) to November 30, 1998.

H FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

I FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.89	$ 12.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.05) E	(.04) F	(.00)
Net realized and unrealized gain (loss)	(1.70)	7.63	2.35
Total from investment operations	(1.75)	7.59	2.35
Less Distributions
From net realized gain	(.59)	(.05)	-
Net asset value, end of period	$ 17.55	$ 19.89	$ 12.35
Total Return B, C	(9.28)%	61.60%	23.50%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 59	$ 67	$ 13
Ratio of expenses to average net assets	.97%	1.05%	1.50% A, H
Ratio of expenses to average net assets after expense reductions	.96% I	1.02% I	1.42% A, I
Ratio of net investment income (loss) to average net assets	(.24)%	(.24)%	(.15)% A
Portfolio turnover rate	64%	62%	204% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the period shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend Sabre Holdings Corp. Class A which amounted to $.01 per share.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period September 9, 1998 (commencement of sale of Institutional Class shares) to November 30, 1998.

H FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

I FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Small Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, non-taxable dividends, net operating losses, capital loss carryforwards, and losses deferred due to wash sales transactions and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $159,000 or 0% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,363,045,000 and $865,084,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and other Transactions with Affiliates - continued

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the funds assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 280,000	$ -
Class T	3,517,000	2,000
Class B	3,162,000	2,372,000
Class C	2,491,000	1,520,000
	$ 9,450,000	$ 3,894,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 625,000	$ 268,000
Class T	1,069,000	383,000
Class B	734,000	734,000 *
Class C	103,000	103,000 *
	$ 2,531,000	$ 1,488,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 299,000.27
Class T	1,742,000.25
Class B	879,000.28
Class C	597,000.24
Institutional Class	140,000.18
	$ 3,657,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $22,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $11,449,000. The fund received cash collateral of $11,628,000 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $82,000 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $8,000 under this arrangement.

Annual Report

Notes to Financial Statements - continued

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2000	1999
From net realized gain
Class A	$ 2,040	$ 54
Class T	13,514	395
Class B	5,372	139
Class C	4,278	127
Institutional Class	2,072	74
Total	$ 27,276	$ 789

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Amounts in thousands	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999

Class A Shares sold	4,062	3,363	$ 87,506	$ 54,944
Reinvestment of distributions	90	3	1,888	48
Shares redeemed	(1,615)	(740)	(34,152)	(12,078)
Net increase (decrease)	2,537	2,626	$ 55,242	$ 42,914
Class T Shares sold	25,746	24,254	$ 553,391	$ 396,107
Reinvestment of distributions	606	24	12,682	359
Shares redeemed	(13,534)	(7,005)	(288,272)	(114,581)
Net increase (decrease)	12,818	17,273	$ 277,801	$ 281,885
Class B Shares sold	8,732	9,035	$ 187,110	$ 147,072
Reinvestment of distributions	203	8	4,232	116
Shares redeemed	(2,456)	(845)	(51,649)	(13,645)
Net increase (decrease)	6,479	8,198	$ 139,693	$ 133,543
Class C Shares sold	8,099	7,189	$ 173,815	$ 117,402
Reinvestment of distributions	171	8	3,564	113
Shares redeemed	(3,608)	(880)	(75,026)	(14,187)
Net increase (decrease)	4,662	6,317	$ 102,353	$ 103,328
Institutional Class Shares sold	3,664	3,500	$ 78,069	$ 55,548
Reinvestment of distributions	66	4	1,379	59
Shares redeemed	(3,734)	(1,166)	(80,405)	(19,488)
Net increase (decrease)	(4)	2,338	$ (957)	$ 36,119

Annual Report

Notes to Financial Statements - continued

9. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Advanced Power Technology, Inc.	$ 2,772	$ -	$ -	$ 11,673
Celestial Seasonings, Inc.	530	-	-	-
Gadzooks, Inc.	727	-	-	9,031
Golden State Vintners, Inc. Class B	-	-	-	2,839
Robert Mondavi Corp. Class A	2,544	-	-	24,776
Polymer Group, Inc.	12,641	7,406	153	12,930
SilverStream Software, Inc.	5,709	-	-	28,797
Webhire, Inc.	4,756	6,471	-	-
TOTALS	$ 29,679	$ 13,877	$ 153	$ 90,046

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 12, 2001

Annual Report

Distributions

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 5%, 5%, 6% and 6% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Harry Lange, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

* Independent trustees

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ASCF-ANN-0101 122085
1.713164.102

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Small Cap

Fund - Institutional Class

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the last six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	19	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent Accountants	37	The auditors' opinion.
Distributions	38

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Small Cap Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Small Cap - Inst CL	-9.28%	81.05%
Russell 2000	-0.58%	30.12%
Small Cap Funds Average	5.24%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on September 9, 1998. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Russell 2000® Index - a market capitalization-weighted index of 2,000 small company stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the small cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 836 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Small Cap - Inst CL	-9.28%	30.55%
Russell 2000	-0.58%	12.55%
Small Cap Funds Average	5.24%	n/a*

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Small Cap Fund - Institutional Class on September 9, 1998, when the fund started. As the chart shows, by November 30, 2000, the value of the investment would have grown to $18,105 - an 81.05% increase on the initial investment. For comparison, look at how the Russell 2000 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $13,012 - a 30.12% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper mid-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper mid-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the mid-cap growth funds average were -0.62%. The one year cumulative and average annual total returns for the mid-cap supergroup average were 6.78%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Harry Lange, Portfolio Manager of Fidelity Advisor Small Cap Fund

Q. How did the fund perform, Harry?

A. For the 12 months that ended November 30, 2000, the fund's Institutional Class shares returned -9.28%. This lagged both the Russell 2000 Index, which returned -0.58%, and the small cap funds average, which returned 5.24% during the period according to Lipper Inc.

Q. What factors held the fund back during the period?

A. Unfortunately, many of the same stocks that helped the fund do so well a year ago were at the root of the problem for most of 2000. Of course, the technology meltdown in March had something to do with this flip-flop, as did several company-specific issues. Many of the fund's dot-com names fell hard following the decline, including Shopnow.com - now known as Network Commerce - and Sportsline.com, which the fund no longer held at the end of the period. Additionally, Pegasus Solutions, a company that specializes in online travel bookings, made a questionable acquisition during the period that caused investors to step away. Poor stock selection in the retail sector, as well as weakness in the health group - particularly in the biotechnology area - also hampered performance.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. The fund's exposure to technology stocks fell from around 35% six months ago to 19% at the end of November . . .

A. Unfortunately, most of the reduction was due to pure depreciation. It just wasn't a favorable climate for small- and mid-cap technology names. Stocks such as Tumbleweed Communications - which specializes in secure online messaging - and Kemet Corp., which makes electrical components for electronic applications and products, didn't pan out as I had hoped. That being said, I did find some good opportunities scattered amongst the rubble. The fund's top performer for the period far and away was Power-One, which supplies power sources for the telecommunications and PC industries. Another good stock was MRV Communications, which is in the business of creating and managing growth companies in the optical technology and Internet infrastructure areas. The fund no longer owned MRV at the end of the period.

Q. Why were the retail and health groups disappointing?

A. Signs of a slowing economy hurt several of the fund's retail positions, and a number of biotechnology investments fell in line with the overall technology decline. On the retail side, Shopnow.com's troubles hurt, as did the weak performance of high-end retailers such as Williams-Sonoma - which the fund no longer owned at the end of the period - and Sharper Image. Within the health portion of the portfolio, the fund ran into trouble with a number of its biotechnology stocks. Perhaps the most notable was SuperGen, which fell out of favor when the company's new drug designed to help treat pancreatic cancer hit a snag during clinical trials. Despite the troubles within the health group, I did bump up the fund's overall health exposure during the period. I built a new position in Celgene, a bio-tech pharmaceutical company that works with molecules to help treat cancer and immunological diseases, and added to the fund's stake in Cytyc, a company involved in cervical cancer screening tests. Both stocks performed exceptionally well during the period. The fund no longer owned a position in Cytyc at the close of the period.

Q. Two services-oriented stocks that performed well were Korn-Ferry and Caremark. What was the story with these holdings?

A. Korn-Ferry is an executive placement agency that benefited nicely from a trend of increased job-hopping, as well as from a strong presence on the Web. Caremark, which provides prescription drug coverage for corporate health plans, was relatively immune to the problems that plagued the health sector, mostly due to consistent demand.

Q. Which other stocks influenced the fund's performance?

A. On the plus side, the fund's investment in Calpine Corp., an independent electric and power producer, fared well, as did its position in genetic engineering firm Affymetrix. Among the disappointments was Polymer Group, which makes consumer and industrial non-woven fabrics. The fund no longer held positions in Calpine and Affymetrix at the end of the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook, Harry?

A. A key indicator going forward will be investors' appetite for risk-taking. Thanks mostly to the severe technology correction we witnessed, investors are approaching 2001 in a much more cautious mode. My gut tells me that the uncertainty will continue, but also that the economic slowdown many are calling for may not transpire. Once investor confidence is restored, smaller-cap technology names should perform better. I'll continue to look for ways to add to the fund's technology weighting, since I firmly believe that's still the place to find long-term growth opportunities.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital by investing primarily in equity securities of companies with small market capitalizations

Start date: September 9, 1998

Size: as of November 30, 2000, more than $1.2 billion

Manager: Harry Lange, since inception; joined Fidelity in 1987

3

Harry Lange covers more ground:

Energy: "A favorable supply and demand situation helped a few of the fund's oil and gas stocks perform well, particularly those with a focus on integrated drilling. Among the fund's better performers in this category were BJ Services, Rowan Companies and Nabors Industries."

Transportation: "I raised the fund's exposure to transportation stocks during the period, with much of that increase tied to the positive supply/demand scenario for oil and gas stocks. The fund's second-largest position at the close of the period was Teekay Shipping, which specializes in the transportation of crude oil and petroleum products. A freight forwarding stock I liked was Expeditors International of Washington. At the end of the period, the fund's transportation weighting stood at around 10% of its total assets."

Construction & Real Estate: "With the economy showing signs of weakness - and interest rates at high levels - I felt that homebuilders and real estate investment trusts would fare better than banks and other financials. While finance stocks performed much better than I had anticipated, homebuilding orders were steady and the fund's position in Lennar Corp., a leading builder, performed very well."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
ACNielsen Corp.	2.8	2.7
Teekay Shipping Corp.	2.8	0.5
Celgene Corp.	2.7	1.7
Lennar Corp.	2.6	1.5
Copart, Inc.	2.5	2.7
Korn/Ferry International	2.5	1.7
Semtech Corp.	2.4	1.9
Expeditors International of Washington, Inc.	2.4	0.9
Forward Air Corp.	2.4	0.4
SilverStream Software, Inc.	2.2	0.0
	25.3
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	19.0	35.1
Health	11.5	9.0
Transportation	10.1	3.0
Media & Leisure	9.5	7.6
Services	9.3	10.0
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 92.2%		Stocks 96.5%
	Short-Term Investments and Net Other Assets 7.8%		Short-Term Investments and Net Other Assets 3.5%
* Foreign investments	5.9%	** Foreign investments	3.0%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 92.2%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 0.2%
Defense Electronics - 0.2%
Herley Industries, Inc. (a)	100,000	$ 1,938
BASIC INDUSTRIES - 1.2%
Chemicals & Plastics - 0.2%
Arch Chemicals, Inc.	132,200	2,380
Metals & Mining - 1.0%
Martin Marietta Materials, Inc.	300,000	11,814
U.S. Aggregates, Inc.	200,000	1,763
		13,577
TOTAL BASIC INDUSTRIES		15,957
CONSTRUCTION & REAL ESTATE - 7.3%
Building Materials - 2.4%
Fastenal Co.	200,000	12,325
Florida Rock Industries, Inc.	424,310	14,029
Quixote Corp.	250,000	4,125
		30,479
Construction - 3.0%
Beazer Homes USA, Inc. (a)	45,000	1,409
D.R. Horton, Inc.	218,000	4,047
Lennar Corp.	1,070,000	33,906
		39,362
Engineering - 0.1%
Lexent, Inc.	100,700	1,800
Real Estate - 0.0%
Boardwalk Equities, Inc. (a)	50,000	324
Real Estate Investment Trusts - 1.8%
Alexandria Real Estate Equities, Inc.	220,000	8,030
Apartment Investment & Management Co. Class A	73,740	3,392
BRE Properties, Inc. Class A	100,000	3,206
CenterPoint Properties Trust	11,820	547
Duke-Weeks Realty Corp.	29,580	673
Glenborough Realty Trust, Inc.	105,670	1,611
Home Properties of New York, Inc.	110,094	3,158
Reckson Associates Realty Corp.	100,000	2,344
		22,961
TOTAL CONSTRUCTION & REAL ESTATE		94,926
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - 4.8%
Autos, Tires, & Accessories - 2.6%
Copart, Inc. (a)	1,938,100	$ 32,948
O'Reilly Automotive, Inc. (a)	50,000	831
		33,779
Consumer Durables - 0.1%
CompX International, Inc. Class A	89,534	1,097
Textiles & Apparel - 2.1%
Galey & Lord, Inc. (a)	150	0
Liz Claiborne, Inc.	310,000	12,168
Polymer Group, Inc. (c)	2,298,600	12,930
Skechers U.S.A., Inc. Class A, (a)	200,000	2,463
		27,561
TOTAL DURABLES		62,437
ENERGY - 6.2%
Energy Services - 5.0%
BJ Services Co. (a)	480,000	25,560
Carbo Ceramics, Inc.	400,000	10,400
Nabors Industries, Inc. (a)	100,000	4,394
Oceaneering International, Inc. (a)	200,000	3,188
Rowan Companies, Inc. (a)	430,000	8,546
Smith International, Inc. (a)	60,000	3,484
Tidewater, Inc.	214,520	8,688
		64,260
Oil & Gas - 1.2%
Cooper Cameron Corp. (a)	69,170	3,752
Frontier Oil Corp. (a)	300,000	1,688
Kerr-McGee Corp.	14,501	882
National-Oilwell, Inc. (a)	300,000	9,563
		15,885
TOTAL ENERGY		80,145
FINANCE - 3.0%
Banks - 1.0%
Cathay Bancorp, Inc.	13,000	678
Silicon Valley Bancshares (a)	300,000	10,350
Sterling Bancorp	80,850	1,536
		12,564
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Credit & Other Finance - 0.0%
Investors Financial Services Corp.	1,200	$ 79
Insurance - 0.8%
ChoicePoint, Inc. (a)	99,645	5,244
Liberty Corp.	100,000	3,769
PMI Group, Inc.	30,000	1,907
		10,920
Savings & Loans - 0.1%
Washington Federal, Inc.	34,188	780
Securities Industry - 1.1%
Dain Rauscher Corp.	100,000	9,375
E*Trade Group, Inc. (a)	20,000	160
Waddell & Reed Financial, Inc. Class B (multi. vtg.)	150,000	4,613
		14,148
TOTAL FINANCE		38,491
HEALTH - 11.5%
Drugs & Pharmaceuticals - 7.6%
Aviron (a)	30,000	1,590
Celgene Corp. (a)	600,000	34,238
Exelixis, Inc.	200,000	2,900
Human Genome Sciences, Inc. (a)	400,000	24,875
King Pharmaceuticals, Inc. (a)	418,372	20,396
Mylan Laboratories, Inc.	300,000	7,181
Sepracor, Inc. (a)	32,500	2,375
SuperGen, Inc. (a)	245,400	4,248
		97,803
Medical Equipment & Supplies - 3.7%
Bindley Western Industries, Inc.	333,333	10,500
ESC Medical Systems Ltd. (a)	295,350	3,729
Millipore Corp.	601,070	26,447
Patterson Dental Co. (a)	100,000	2,975
Resmed, Inc. (a)	100,000	3,506
Scott Technologies, Inc. (a)	50,000	997
		48,154
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Medical Facilities Management - 0.2%
Syncor International Corp. (a)	100,000	$ 3,000
TOTAL HEALTH		148,957
INDUSTRIAL MACHINERY & EQUIPMENT - 2.9%
Electrical Equipment - 1.8%
Avaya, Inc. (a)	1,115	13
Avaya, Inc. (a)(e)	123	1
C&D Technologies, Inc.	500,000	20,375
Peco II, Inc.	200,000	2,850
		23,239
Pollution Control - 1.1%
Republic Services, Inc. (a)	600,000	8,738
Waste Connections, Inc. (a)	200,000	5,000
		13,738
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		36,977
MEDIA & LEISURE - 9.5%
Broadcasting - 2.4%
Capital Radio PLC	337,435	4,983
Entercom Communications Corp. Class A (a)	100,000	2,950
Radio One, Inc.:
Class A (a)	441,000	4,686
Class D (non-vtg.) (a)	882,000	9,261
Scottish Radio Holdings PLC	5,610	96
SKY Perfect Communications, Inc. (a)	5,500	9,020
		30,996
Leisure Durables & Toys - 2.2%
Brunswick Corp.	300,000	5,156
Callaway Golf Co.	800,000	14,150
Coachmen Industries, Inc.	8,700	74
Harley-Davidson, Inc.	200,000	9,088
K2, Inc. (a)	53,500	421
		28,889
Lodging & Gaming - 3.6%
Anchor Gaming (a)	400,000	15,100
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MEDIA & LEISURE - continued
Lodging & Gaming - continued
Prime Hospitality Corp. (a)	500,000	$ 5,125
WMS Industries, Inc. (a)	1,473,900	25,885
		46,110
Publishing - 1.3%
Harte-Hanks, Inc.	495,200	11,235
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	555,000	5,932
		17,167
TOTAL MEDIA & LEISURE		123,162
NONDURABLES - 3.3%
Beverages - 3.0%
Constellation Brands, Inc. Class A (a)	218,700	10,716
Golden State Vintners, Inc. Class B (a)(c)	378,500	2,839
Robert Mondavi Corp. Class A (a)(c)	499,900	24,776
		38,331
Foods - 0.2%
American Italian Pasta Co. Class A (a)	144,900	3,306
Household Products - 0.1%
Aptargroup, Inc.	50,000	1,250
TOTAL NONDURABLES		42,887
PRECIOUS METALS - 0.1%
Placer Dome, Inc.	93,590	856
RETAIL & WHOLESALE - 3.0%
Apparel Stores - 0.0%
J. Baker, Inc.	133,100	549
General Merchandise Stores - 0.5%
Neiman Marcus Group, Inc. Class A (a)	200,000	6,025
Grocery Stores - 0.6%
Hain Celestial Group, Inc. (a)	251,188	7,473
Retail & Wholesale, Miscellaneous - 1.9%
Barbeques Galore Ltd. sponsored ADR (a)	50,000	250
Gadzooks, Inc. (a)(c)	500,000	9,031
Handleman Co. (a)	1,020,000	7,140
HomeBase, Inc. (a)	300,000	413
Common Stocks - continued
	Shares	Value (Note 1) (000s)
RETAIL & WHOLESALE - continued
Retail & Wholesale, Miscellaneous - continued
Network Commerce, Inc.	169,200	$ 227
Sharper Image Corp. (a)	500,000	8,344
		25,405
TOTAL RETAIL & WHOLESALE		39,452
SERVICES - 9.3%
Advertising - 0.3%
ADVO, Inc. (a)	100,000	4,050
United Internet AG (a)	58,800	262
		4,312
Educational Services - 0.3%
ProsoftTraining.com (a)	490,000	4,211
Services - 8.7%
ACNielsen Corp. (a)	1,610,000	36,517
Caremark Rx, Inc. (a)	2,021,900	21,988
Forrester Research, Inc. (a)	400,000	15,025
Heidrick & Struggles International, Inc. (a)	112,600	5,574
Korn/Ferry International (a)	1,050,000	32,681
		111,785
TOTAL SERVICES		120,308
TECHNOLOGY - 19.0%
Communications Equipment - 2.7%
Andrew Corp. (a)	600,000	10,913
Cable Design Technologies Corp. (a)	1,552,500	23,288
Lucent Technologies, Inc.	13,381	208
Lucent Technologies, Inc. (e)	1,486	17
Nortel Networks Corp.	13,848	523
		34,949
Computer Services & Software - 9.2%
Art Technology Group, Inc. (a)	51,000	1,463
Autodesk, Inc.	25,000	645
Black Box Corp. (a)	100,000	5,588
CMGI, Inc. (a)	40,880	411
FactSet Research Systems, Inc.	405,000	13,001
Great Plains Software, Inc. (a)	100,000	4,681
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computer Services & Software - continued
J.D. Edwards & Co. (a)	300,000	$ 7,613
National Instrument Corp. (a)	225,000	8,972
Nuance Communications, Inc.	700	21
Pegasus Solutions, Inc. (a)	750,590	7,436
Polycom, Inc. (a)	700,000	23,669
Puma Technology, Inc. (a)(d)	55,200	380
Rational Software Corp. (a)	119,200	3,755
RealNetworks, Inc. (a)	41,200	512
SilverStream Software, Inc. (a)(c)	1,588,800	28,797
Travelocity.com, Inc. (a)	95,000	1,128
Tumbleweed Communications Corp. (a)	615,000	9,148
VeriSign, Inc. (a)	20,000	1,734
		118,954
Computers & Office Equipment - 0.4%
Avocent Corp. (a)	100,000	4,600
Electronic Instruments - 0.1%
KLA-Tencor Corp. (a)	55,100	1,515
Electronics - 6.6%
Advanced Power Technology, Inc. (c)	587,300	11,673
Celeritek, Inc. (a)	50,000	1,799
General Semiconductor, Inc. (a)	976,900	8,304
Integrated Silicon Solution (a)	200,000	1,538
IXYS Corp. (a)	209,000	2,717
Jenoptik AG	51,500	1,262
KEMET Corp. (a)	23,000	403
Microchip Technology, Inc. (a)	88,965	2,080
Microsemi Corp. (a)	286,940	6,896
Plexus Corp. (a)	200,000	8,100
Power-One, Inc. (a)	141,500	5,987
Semtech Corp. (a)	1,435,280	31,486
Silicon Laboratories, Inc.	100,000	1,931
Zoran Corp. (a)	58,264	1,526
		85,702
TOTAL TECHNOLOGY		245,720
TRANSPORTATION - 10.1%
Air Transportation - 0.1%
SkyWest, Inc.	23,100	1,374
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TRANSPORTATION - continued
Shipping - 4.4%
Frontline Ltd. (a)	1,000,000	$ 15,329
Knightsbridge Tankers Ltd.	200,000	4,075
Sea Containers Ltd. Class A	50,000	1,072
Teekay Shipping Corp.	1,138,090	36,348
		56,824
Trucking & Freight - 5.6%
CNF Transportation, Inc.	356,180	9,261
Covenant Transport, Inc. Class A (a)	214,200	1,807
Expeditors International of Washington, Inc.	600,000	31,125
Forward Air Corp. (a)	730,700	30,689
		72,882
TOTAL TRANSPORTATION		131,080
UTILITIES - 0.8%
Electric Utility - 0.8%
Bangor Hydro-Electric Co.	159,900	4,007
Black Hills Corp.	177,900	6,071
		10,078
Telephone Services - 0.0%
TeraBeam Networks (a)(e)	4,400	17
WinStar Communications, Inc. (a)	52,080	762
		779
TOTAL UTILITIES		10,857
TOTAL COMMON STOCKS (Cost $1,158,135)		1,194,150
Convertible Preferred Stocks - 0.0%

TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (a)(e) (Cost $124)	7,200	124
Cash Equivalents - 10.2%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.57% (b) (Cost $131,339)	131,339,435	$ 131,339
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $1,289,598)		1,325,613
NET OTHER ASSETS - (2.4)%		(30,796)
NET ASSETS - 100%		$ 1,294,817
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $380,000 or 0.0% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Avaya, Inc.	5/19/00	$ 1
Chorum Technologies Series E	9/19/00	$ 124
Lucent Technologies, Inc.	5/19/00	$ 11
TeraBeam Networks	4/7/00	$ 17
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,293,223,000. Net unrealized appreciation aggregated $32,390,000, of which $227,170,000 related to appreciated investment securities and $194,780,000 related to depreciated investment securities.

The fund hereby designates approximately $3,306,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $22,288,000 of losses recognized during the period November 1, 2000 to November 30, 2000.
At November 30, 2000, the fund had a capital loss carryforward of approximately $2,487,000, all of which expire on November 30, 2008.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2000
Assets
Investment in securities, at value (cost $1,289,598) - See accompanying schedule		$ 1,325,613
Receivable for investments sold		1,406
Receivable for fund shares sold		1,891
Dividends receivable		546
Interest receivable		770
Total assets		1,330,226
Liabilities
Payable for investments purchased	$ 17,846
Payable for fund shares redeemed	3,689
Accrued management fee	888
Distribution fees payable	780
Other payables and accrued expenses	578
Collateral on securities loaned, at value	11,628
Total liabilities		35,409
Net Assets		$ 1,294,817
Net Assets consist of:
Paid in capital		$ 1,287,116
Undistributed net investment income		89
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(28,400)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		36,012
Net Assets		$ 1,294,817

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($103,756 ÷ 5,940 shares)	$17.47
Maximum offering price per share (100/94.25 of $17.47)	$18.54
Class T: Net Asset Value and redemption price per share ($624,826 ÷ 35,963 shares)	$17.37
Maximum offering price per share (100/96.50 of $17.37)	$18.00
Class B: Net Asset Value and offering price per share ($286,532 ÷ 16,654 shares) A	$17.20
Class C: Net Asset Value and offering price per share ($220,396 ÷ 12,771 shares) A	$17.26
Institutional Class: Net Asset Value, offering price and redemption price per share ($59,307 ÷ 3,379 shares)	$17.55

A Redemption price per-share is equal to net asset value less applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Dividends (including $153 received from affiliated issuers)		$ 4,223
Special dividend from Sabre Holdings Corp. Class A		806
Interest		5,087
Security lending		465
Total income		10,581
Expenses
Management fee	$ 10,583
Transfer agent fees	3,657
Distribution fees	9,450
Accounting and security lending fees	372
Non-interested trustees' compensation	5
Custodian fees and expenses	61
Registration fees	357
Audit	28
Legal	9
Miscellaneous	15
Total expenses before reductions	24,537
Expense reductions	(90)	24,447
Net investment income (loss)		(13,866)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $10,220 on sales of affiliated issuers)	(26,493)
Foreign currency transactions	24	(26,469)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(163,334)
Assets and liabilities in foreign currencies	(2)	(163,336)
Net gain (loss)		(189,805)
Net increase (decrease) in net assets resulting from operations		$ (203,671)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (13,866)	$ (4,301)
Net realized gain (loss)	(26,469)	34,567
Change in net unrealized appreciation (depreciation)	(163,336)	182,991
Net increase (decrease) in net assets resulting from operations	(203,671)	213,257
Distributions to shareholders from net realized gains	(27,276)	(789)
Share transactions - net increase (decrease)	574,132	597,789
Total increase (decrease) in net assets	343,185	810,257
Net Assets
Beginning of period	951,632	141,375
End of period (including undistributed net investment income of $89 and $10, respectively)	$ 1,294,817	$ 951,632

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.84	$ 12.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.12) E	(.09) F	(.01)
Net realized and unrealized gain (loss)	(1.69)	7.63	2.36
Total from investment operations	(1.81)	7.54	2.35
Less Distributions
From net realized gain	(.56)	(.05)	-
Net asset value, end of period	$ 17.47	$ 19.84	$ 12.35
Total Return B, C	(9.59)%	61.19%	23.50%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 104	$ 68	$ 10
Ratio of expenses to average net assets	1.30%	1.36%	1.75% A, H
Ratio of expenses to average net assets after expense reductions	1.29% I	1.33% I	1.68% A, I
Ratio of net investment income (loss) to average net assets	(.57)%	(.55)%	(.40)% A
Portfolio turnover rate	64%	62%	204% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend Sabre Holdings Corp. Class A which amounted to $.01 per share.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period September 9, 1998 (commencement of sale of Class A shares) to November 30, 1998.

H FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

I FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.77	$ 12.34	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.17) E	(.13) F	(.02)
Net realized and unrealized gain (loss)	(1.69)	7.61	2.36
Total from investment operations	(1.86)	7.48	2.34
Less Distributions
From net realized gain	(.54)	(.05)	-
Net asset value, end of period	$ 17.37	$ 19.77	$ 12.34
Total Return B, C	(9.87)%	60.75%	23.40%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 625	$ 458	$ 72
Ratio of expenses to average net assets	1.53%	1.59%	2.00% A, H
Ratio of expenses to average net assets after expense reductions	1.53%	1.56% I	1.93% A, I
Ratio of net investment income (loss) to average net assets	(.80)%	(.77)%	(.63)% A
Portfolio turnover rate	64%	62%	204% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend Sabre Holdings Corp. Class A which amounted to $.01 per share.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period September 9, 1998 (commencement of sale of Class T shares) to November 30, 1998.

H FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

I FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.63	$ 12.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.28) E	(.21) F	(.03)
Net realized and unrealized gain (loss)	(1.66)	7.58	2.34
Total from investment operations	(1.94)	7.37	2.31
Less Distributions
From net realized gain	(.49)	(.05)	-
Net asset value, end of period	$ 17.20	$ 19.63	$ 12.31
Total Return B, C	(10.31)%	60.01%	23.10%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 287	$ 200	$ 24
Ratio of expenses to average net assets	2.06%	2.12%	2.50% A, H
Ratio of expenses to average net assets after expense reductions	2.05% I	2.09% I	2.43% A, I
Ratio of net investment income (loss) to average net assets	(1.33)%	(1.30)%	(1.15)% A
Portfolio turnover rate	64%	62%	204% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the contigent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend Sabre Holdings Corp. Class A which amounted to $.01 per share.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period September 9, 1998 (commencement of sale of Class B shares) to November 30, 1998.

H FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

I FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.68	$ 12.34	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.27) E	(.21) F	(.03)
Net realized and unrealized gain (loss)	(1.66)	7.60	2.37
Total from investment operations	(1.93)	7.39	2.34
Less Distributions
From net realized gain	(.49)	(.05)	-
Net asset value, end of period	$ 17.26	$ 19.68	$ 12.34
Total Return B, C	(10.23)%	60.02%	23.40%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 220	$ 160	$ 22
Ratio of expenses to average net assets	2.02%	2.09%	2.50% A, H
Ratio of expenses to average net assets after expense reductions	2.02%	2.06% I	2.44% A, I
Ratio of net investment income (loss) to average net assets	(1.29)%	(1.27)%	(1.15)% A
Portfolio turnover rate	64%	62%	204% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend Sabre Holdings Corp. Class A which amounted to $.01 per share.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period September 9, 1998 (commencement of sale of Class C shares) to November 30, 1998.

H FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

I FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998 G
Selected Per-Share Data
Net asset value, beginning of period	$ 19.89	$ 12.35	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.05) E	(.04) F	(.00)
Net realized and unrealized gain (loss)	(1.70)	7.63	2.35
Total from investment operations	(1.75)	7.59	2.35
Less Distributions
From net realized gain	(.59)	(.05)	-
Net asset value, end of period	$ 17.55	$ 19.89	$ 12.35
Total Return B, C	(9.28)%	61.60%	23.50%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 59	$ 67	$ 13
Ratio of expenses to average net assets	.97%	1.05%	1.50% A, H
Ratio of expenses to average net assets after expense reductions	.96% I	1.02% I	1.42% A, I
Ratio of net investment income (loss) to average net assets	(.24)%	(.24)%	(.15)% A
Portfolio turnover rate	64%	62%	204% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the period shown.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E Investment income per share reflects a special dividend Sabre Holdings Corp. Class A which amounted to $.01 per share.

F Investment income per share reflects a special dividend which amounted to $.01 per share.

G For the period September 9, 1998 (commencement of sale of Institutional Class shares) to November 30, 1998.

H FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

I FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Small Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedules of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, non-taxable dividends, net operating losses, capital loss carryforwards, and losses deferred due to wash sales transactions and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the funds, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $159,000 or 0% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $1,363,045,000 and $865,084,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .45%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and other Transactions with Affiliates - continued

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the funds assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 280,000	$ -
Class T	3,517,000	2,000
Class B	3,162,000	2,372,000
Class C	2,491,000	1,520,000
	$ 9,450,000	$ 3,894,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 625,000	$ 268,000
Class T	1,069,000	383,000
Class B	734,000	734,000 *
Class C	103,000	103,000 *
	$ 2,531,000	$ 1,488,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 299,000.27
Class T	1,742,000.25
Class B	879,000.28
Class C	597,000.24
Institutional Class	140,000.18
	$ 3,657,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Fidelity Cash Central Fund. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund may invest in the Fidelity Cash Central Fund (the Cash Fund) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of Fidelity Management & Research Company (FMR). The Cash Fund is an open-end money market fund available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Fund seeks preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Fund are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as interest income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $22,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $11,449,000. The fund received cash collateral of $11,628,000 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $82,000 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $8,000 under this arrangement.

Annual Report

Notes to Financial Statements - continued

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2000	1999
From net realized gain
Class A	$ 2,040	$ 54
Class T	13,514	395
Class B	5,372	139
Class C	4,278	127
Institutional Class	2,072	74
Total	$ 27,276	$ 789

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Amounts in thousands	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999

Class A Shares sold	4,062	3,363	$ 87,506	$ 54,944
Reinvestment of distributions	90	3	1,888	48
Shares redeemed	(1,615)	(740)	(34,152)	(12,078)
Net increase (decrease)	2,537	2,626	$ 55,242	$ 42,914
Class T Shares sold	25,746	24,254	$ 553,391	$ 396,107
Reinvestment of distributions	606	24	12,682	359
Shares redeemed	(13,534)	(7,005)	(288,272)	(114,581)
Net increase (decrease)	12,818	17,273	$ 277,801	$ 281,885
Class B Shares sold	8,732	9,035	$ 187,110	$ 147,072
Reinvestment of distributions	203	8	4,232	116
Shares redeemed	(2,456)	(845)	(51,649)	(13,645)
Net increase (decrease)	6,479	8,198	$ 139,693	$ 133,543
Class C Shares sold	8,099	7,189	$ 173,815	$ 117,402
Reinvestment of distributions	171	8	3,564	113
Shares redeemed	(3,608)	(880)	(75,026)	(14,187)
Net increase (decrease)	4,662	6,317	$ 102,353	$ 103,328
Institutional Class Shares sold	3,664	3,500	$ 78,069	$ 55,548
Reinvestment of distributions	66	4	1,379	59
Shares redeemed	(3,734)	(1,166)	(80,405)	(19,488)
Net increase (decrease)	(4)	2,338	$ (957)	$ 36,119

Annual Report

Notes to Financial Statements - continued

9. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Advanced Power Technology, Inc.	$ 2,772	$ -	$ -	$ 11,673
Celestial Seasonings, Inc.	530	-	-	-
Gadzooks, Inc.	727	-	-	9,031
Golden State Vintners, Inc. Class B	-	-	-	2,839
Robert Mondavi Corp. Class A	2,544	-	-	24,776
Polymer Group, Inc.	12,641	7,406	153	12,930
SilverStream Software, Inc.	5,709	-	-	28,797
Webhire, Inc.	4,756	6,471	-	-
TOTALS	$ 29,679	$ 13,877	$ 153	$ 90,046

Annual Report

Report of Independent Accountants

To the Trustees of Fidelity Advisor Series I and the Shareholders of Fidelity Advisor Small Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Small Cap Fund (a fund of Fidelity Advisor Series I) at November 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Small Cap Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
January 12, 2001

Annual Report

Distributions

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 4% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Harry Lange, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

* Independent trustees

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ASCFI-ANN-0101 122087
1.713165.102

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

TechnoQuant® Growth

Fund - Class A, Class T, Class B
and Class C

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	25	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	34	Notes to the financial statements.
Independent Auditors' Report	43	The auditors' opinion.
Distributions	44

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For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor TechnoQuant Growth Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv TechnoQuant Growth - CL A	2.40%	59.13%
Fidelity Adv TechnoQuant Growth - CL A (incl. 5.75% sales charge)	-3.48%	49.98%
S&P 500	-4.22%	87.74%
Capital Appreciation Funds Average	-0.59%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 302 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv TechnoQuant Growth - CL A	2.40%	12.59%
Fidelity Adv TechnoQuant Growth - CL A (incl. 5.75% sales charge)	-3.48%	10.90%
S&P 500	-4.22%	17.45%
Capital Appreciation Funds Average	-0.59%	n/a*

Average annual total returns take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Advisor TechnoQuant Growth Fund - Class A

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor TechnoQuant Growth Fund - Class A on December 31, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $14,998 - a 49.98% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,774 - an 87.74% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the multi-cap growth funds average was 0.35%. The one year cumulative and average annual total returns for the multi-cap supergroup average was 2.68%.

Annual Report

Fidelity Advisor TechnoQuant Growth Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv TechnoQuant Growth - CL T	2.06%	57.62%
Fidelity Adv TechnoQuant Growth - CL T (incl. 3.50% sales charge)	-1.51%	52.11%
S&P 500	-4.22%	87.74%
Capital Appreciation Funds Average	-0.59%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 302 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv TechnoQuant Growth - CL T	2.06%	12.32%
Fidelity Adv TechnoQuant Growth - CL T (incl. 3.50% sales charge)	-1.51%	11.30%
S&P 500	-4.22%	17.45%
Capital Appreciation Funds Average	-0.59%	n/a*

Average annual total returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Advisor TechnoQuant Growth Fund - Class T

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor TechnoQuant Growth Fund - Class T on December 31, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $15,211 - a 52.11% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,774 - an 87.74% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the multi-cap growth funds average was 0.35%. The one year cumulative and average annual total returns for the multi-cap supergroup average was 2.68%.

Annual Report

Fidelity Advisor TechnoQuant Growth Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B's contingent deferred sales charge included in the past one year and life of fund total return figures are 5% and 3%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv TechnoQuant Growth - CL B	1.58%	54.67%
Fidelity Adv TechnoQuant Growth - CL B (incl. contingent deferred sales charge)	-2.97%	51.67%
S&P 500	-4.22%	87.74%
Capital Appreciation Funds Average	-0.59%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 302 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv TechnoQuant Growth - CL B	1.58%	11.78%
Fidelity Adv TechnoQuant Growth - CL B (incl. contingent deferred sales charge)	-2.97%	11.22%
S&P 500	-4.22%	17.45%
Capital Appreciation Funds Average	-0.59%	n/a*

Average annual total returns take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Advisor TechnoQuant Growth Fund - Class B

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor TechnoQuant Growth Fund - Class B on December 31, 1996, when the fund started. As the chart shows, by November 30, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $15,167 - a 51.67% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,774 - an 87.74% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the multi-cap growth funds average was 0.35%. The one year cumulative and average annual total returns for the multi-cap supergroup average was 2.68%.

Annual Report

Fidelity Advisor TechnoQuant Growth Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns prior to November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv TechnoQuant Growth - CL C	1.71%	54.53%
Fidelity Adv TechnoQuant Growth - CL C (incl. contingent deferred sales charge)	0.80%	54.53%
S&P 500	-4.22%	87.74%
Capital Appreciation Funds Average	-0.59%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to those of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 302 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv TechnoQuant Growth - CL C	1.71%	11.75%
Fidelity Adv TechnoQuant Growth - CL C (incl. contingent deferred sales charge)	0.80%	11.75%
S&P 500	-4.22%	17.45%
Capital Appreciation Funds Average	-0.59%	n/a*

Average annual total returns take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Advisor TechnoQuant Growth Fund - Class C

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor TechnoQuant Growth Fund - Class C on December 31, 1996, when the fund started. As the chart shows, by November 30, 2000, the value of the investment would have grown to $15,453 - a 54.53% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,774 - an 87.74% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the multi-cap growth funds average was 0.35%. The one year cumulative and average annual total returns for the multi-cap supergroup average was 2.68%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Tim Krochuk, Portfolio Manager of Fidelity Advisor TechnoQuant Growth Fund

Q. How did the fund perform, Tim?

A. For the 12 months that ended November 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 2.40%, 2.06%, 1.58%, and 1.71%, respectively. In comparison, the Standard & Poor's 500 Index returned -4.22%, while the capital appreciation funds average tracked by Lipper Inc. returned -0.59% for the same time period.

Q. What helped the fund outperform both the S&P 500 and its peer group during the period?

A. The fund outperformed the S&P 500 by having a higher concentration in sectors such as technology and biotechnology that experienced positive macro trends and strong upward momentum during the early part of the year. Conversely, the fund outperformed its peer group by being relatively less concentrated than a number of its competitors that maintained larger positions in some of those same sectors, particularly technology, later in the period when they sold off dramatically. As has happened in the past, my models suggested a portfolio that was less diversified than the index, but more diversified than the peer group.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What drove your quantitative models during the past year?

A. Because market volatility was above average, with sectors rotating in and out of favor frequently, my models emphasized technical data such as money flows, price and trading volume. When trading activity is heavy, using daily technical data can mathematically mimic the "mind" of the market. For example, through October of 2000, retail investors accounted for 66% of all NASDAQ market trades. These same investors held the largest of the NASDAQ stocks for less than 30 days in 1999. The relative infrequency of fundamental data, such as earnings, suggested that these traders might be basing investment decisions on price changes and other technical data. My models used this data to emphasize momentum factors that reflect actual market trends, such as shifting sector preferences. In response, I made some strategic moves in and out and back into certain volatile sectors, such as technology, locking in gains during periods of strength and avoiding losses during periods of disfavor.

Q. Which holdings benefited the fund's performance?

A. The technology sector generated some of the portfolio's best gains, particularly early in the period. Rambus, Cisco and Flextronics performed well, benefiting from favorable macro trends as well as from attractive technical characteristics, particularly when smaller-cap Internet stocks fell out of favor. Investments in defensive stocks held as part of the fund's diversification strategy, including Philip Morris, General Electric and Duke Energy, cushioned the fund's returns when technology stocks sold off, particularly in November. Biotechnology stocks such as Vertex Pharmaceuticals also performed well as the sector gained favor. Positive technicals reflected growing excitement surrounding this industry and its potential, as technology advances have helped biotech companies better manage patient trials from both cost and learning perspectives. The fund no longer owns Rambus and Vertex.

Q. Were there any disappointments?

A. Some technology stocks also detracted from performance. For example, investments in Oracle and Nortel were poorly timed. Although they performed well during part of the past year, the portfolio gave up gains during out-of-favor periods, suggesting that the market is becoming much more stock-driven - investors are learning that they need to pick the right stock, not just any stock in a hot industry sector. I subsequently sold Nortel. Microsoft also held back returns. Even with underweighting the stock relative to the S&P, its large representation in the index translated into a sizable position in the fund. Despite generally positive technical and fundamental characteristics, Microsoft's stock fell dramatically in response to a negative antitrust decision in the spring.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook for the coming months?

A. I believe that the market is currently oversold, with investors selling stocks based on arguments unrelated to the economic and investment environment. As we look ahead, my models are suggesting a stronger market tone, particularly in the mid-cap sector where money flows are positive, fundamentals are strong and primarily domestic-oriented businesses are unaffected by the euro's weakness overseas. As a result, I anticipate moving down toward the mid-range of the S&P market cap and moderately reducing the portfolio's exposure to defensive stocks. Of course, the outcome of the presidential election is a wild card that may have a technical impact that could be felt for months to come, and I will be watching that data closely.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term capital appreciation by investing primarily in common stocks, using a quantitative approach that emphasizes technical factors

Start date: December 31, 1996

Size: as of November 30, 2000, more than $43 million

Manager: Tim Krochuk, since inception; joined Fidelity in 1992

3

Tim Krochuk on the role of the computer in quantitative investing:

"When I'm asked to explain what quantitative investing is all about, I like to point out that almost every modern industry today uses computers to work better and smarter. So, it stands to reason that portfolio managers could use computers to try to maximize goal-appropriate, risk-adjusted returns. This is the cornerstone of quantitative investing. As quantitative managers, or ´quants,' we look at the same fundamental and technical data investors have been using for decades - we simply add the computer to the process in order to identify patterns and interrelationships that are invisible to the naked eye. Quite simply, we are using the computer to try to do things better and faster than we could before.

"However, it is important to note that the results of the computer models do not get sent directly to the trading floor. The models' results are reviewed for suitability and consistency by the portfolio manager, and are always double-checked for accuracy. While the computer is great with quantitative data, qualitative data can pose problems. In such instances, it's nice to have Fidelity's vast network of fundamental analysts to provide additional input."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.3	4.5
Exxon Mobil Corp.	2.8	2.6
Citigroup, Inc.	2.7	2.5
Microsoft Corp.	2.4	2.6
Wal-Mart Stores, Inc.	1.9	2.1
Intel Corp.	1.8	3.0
EMC Corp.	1.8	1.0
Johnson & Johnson	1.6	1.4
Anadarko Petroleum Corp.	1.6	0.0
Philip Morris Companies, Inc.	1.5	0.7
	22.4
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	21.7	31.7
Health	14.0	9.2
Energy	10.9	10.7
Finance	9.3	7.8
Utilities	9.1	5.0
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 96.2%		Stocks 94.3%
	Short-Term Investments and Net Other Assets 3.8%		Short-Term Investments and Net Other Assets 5.7%
* Foreign investments	3.3%	** Foreign investments	5.1%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.3%
Boeing Co.	3,500	$ 241,719
Lockheed Martin Corp.	9,600	327,360
TOTAL AEROSPACE & DEFENSE		569,079
BASIC INDUSTRIES - 3.2%
Chemicals & Plastics - 1.4%
Cytec Industries, Inc. (a)	5,500	190,094
E.I. du Pont de Nemours and Co.	9,300	393,506
		583,600
Metals & Mining - 0.8%
Alcoa, Inc.	8,000	225,500
Phelps Dodge Corp.	2,800	137,550
		363,050
Paper & Forest Products - 1.0%
Kimberly-Clark Corp.	4,800	335,700
Weyerhaeuser Co.	2,500	109,375
		445,075
TOTAL BASIC INDUSTRIES		1,391,725
DURABLES - 1.0%
Autos, Tires, & Accessories - 0.4%
AutoZone, Inc. (a)	4,500	116,156
General Motors Corp.	1,200	59,400
		175,556
Consumer Durables - 0.6%
Minnesota Mining & Manufacturing Co.	2,600	259,675
TOTAL DURABLES		435,231
ENERGY - 10.9%
Coal - 0.2%
Arch Coal, Inc.	9,700	98,819
Energy Services - 1.7%
Baker Hughes, Inc.	7,100	234,744
ENSCO International, Inc.	5,800	141,013
Schlumberger Ltd. (NY Shares)	2,500	155,000
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Services - continued
Tidewater, Inc.	4,400	$ 178,200
Transocean Sedco Forex, Inc.	484	19,300
		728,257
Oil & Gas - 9.0%
Amerada Hess Corp.	5,200	318,500
Anadarko Petroleum Corp.	11,171	664,675
Apache Corp.	7,100	370,975
Burlington Resources, Inc.	2,800	114,275
Chevron Corp.	2,700	221,063
EOG Resources, Inc.	2,800	118,825
Exxon Mobil Corp.	13,500	1,188,000
Kerr-McGee Corp.	2,600	158,113
Texaco, Inc.	2,500	145,156
The Coastal Corp.	2,600	190,450
Tosco Corp.	8,100	232,369
USX - Marathon Group	4,700	123,963
		3,846,364
TOTAL ENERGY		4,673,440
FINANCE - 9.3%
Banks - 2.9%
Bank of America Corp.	6,400	255,600
First Union Corp.	3,710	93,214
Firstar Corp.	9,900	191,813
J.P. Morgan & Co., Inc.	700	94,369
Northern Trust Corp.	4,300	370,338
Synovus Finanical Corp.	4,400	97,350
Wells Fargo & Co.	3,000	142,313
		1,244,997
Credit & Other Finance - 3.7%
American Express Co.	4,200	230,738
Citigroup, Inc.	23,400	1,165,613
MBNA Corp.	5,900	210,556
		1,606,907
Federal Sponsored Credit - 0.7%
Fannie Mae	3,600	284,400
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Insurance - 0.7%
Fidelity National Financial, Inc.	7,800	$ 186,713
Jefferson-Pilot Corp.	1,800	122,850
		309,563
Securities Industry - 1.3%
Charles Schwab Corp.	7,300	202,119
Legg Mason, Inc.	2,100	95,813
Morgan Stanley Dean Witter & Co.	4,000	253,500
		551,432
TOTAL FINANCE		3,997,299
HEALTH - 14.0%
Drugs & Pharmaceuticals - 9.2%
Allergan, Inc.	2,800	259,875
Amgen, Inc. (a)	6,700	426,288
Bristol-Myers Squibb Co.	7,100	492,119
Eli Lilly & Co.	1,500	140,531
Forest Laboratories, Inc. (a)	1,800	243,900
Genentech, Inc. (a)	1,600	108,900
IDEC Pharmaceuticals Corp. (a)	2,400	417,750
IVAX Corp. (a)	9,000	369,630
King Pharmaceuticals, Inc. (a)	3,881	189,199
Merck & Co., Inc.	3,100	287,331
Millennium Pharmaceuticals, Inc. (a)	2,800	135,975
Pfizer, Inc.	10,800	478,575
Protein Design Labs, Inc. (a)	2,400	185,400
QIAGEN NV (a)	3,200	110,600
Regeneron Pharmaceuticals, Inc. (a)	4,300	104,813
		3,950,886
Medical Equipment & Supplies - 3.7%
Biomet, Inc.	6,900	255,300
Intermagnetics General Corp.	9,200	147,200
Johnson & Johnson	6,800	680,000
Medtronic, Inc.	6,500	346,125
Resmed, Inc. (a)	4,200	147,263
		1,575,888
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Facilities Management - 1.1%
HCA - The Healthcare Co.	8,400	$ 348,075
Triad Hospitals, Inc. (a)	4,400	131,450
		479,525
TOTAL HEALTH		6,006,299
INDUSTRIAL MACHINERY & EQUIPMENT - 7.4%
Electrical Equipment - 5.4%
Alcatel SA sponsored ADR	1,900	95,950
Emerson Electric Co.	2,600	189,475
General Electric Co.	36,900	1,828,840
Scientific-Atlanta, Inc.	5,000	201,875
		2,316,140
Industrial Machinery & Equipment - 1.4%
Asyst Technologies, Inc. (a)	4,400	47,575
Tyco International Ltd.	10,600	559,150
		606,725
Pollution Control - 0.6%
Waste Management, Inc.	11,900	284,856
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		3,207,721
MEDIA & LEISURE - 2.8%
Broadcasting - 0.6%
Time Warner, Inc.	4,300	266,600
Entertainment - 0.9%
Walt Disney Co.	13,900	402,231
Leisure Durables & Toys - 0.4%
Callaway Golf Co.	8,900	157,419
Lodging & Gaming - 0.3%
Starwood Hotels & Resorts Worldwide, Inc. unit	4,000	128,000
Restaurants - 0.6%
Starbucks Corp. (a)	6,000	273,375
TOTAL MEDIA & LEISURE		1,227,625
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - 5.5%
Beverages - 1.3%
Anheuser-Busch Companies, Inc.	7,400	$ 351,038
Robert Mondavi Corp. Class A (a)	4,200	208,163
		559,201
Foods - 2.4%
Michael Foods, Inc.	7,100	186,375
PepsiCo, Inc.	9,800	444,675
Sara Lee Corp.	5,000	120,000
Sysco Corp.	5,000	276,250
		1,027,300
Household Products - 0.3%
Colgate-Palmolive Co.	2,200	129,250
Tobacco - 1.5%
Philip Morris Companies, Inc.	16,700	637,731
TOTAL NONDURABLES		2,353,482
PRECIOUS METALS - 0.3%
Barrick Gold Corp.	9,000	135,360
RETAIL & WHOLESALE - 3.5%
Apparel Stores - 0.2%
The Limited, Inc.	4,800	93,300
General Merchandise Stores - 1.9%
Wal-Mart Stores, Inc.	15,700	819,344
Grocery Stores - 1.4%
Kroger Co. (a)	5,600	148,400
Safeway, Inc. (a)	7,500	442,031
		590,431
TOTAL RETAIL & WHOLESALE		1,503,075
SERVICES - 2.6%
Advertising - 0.8%
Omnicom Group, Inc.	2,000	157,250
TMP Worldwide, Inc. (a)	3,400	199,538
		356,788
Educational Services - 0.5%
Corinthian Colleges, Inc. (a)	3,500	231,000
Leasing & Rental - 0.5%
Ryder System, Inc.	11,000	191,125
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Services - 0.8%
Corporate Executive Board Co. (a)	5,600	$ 201,250
Pre-Paid Legal Services, Inc. (a)	4,400	127,325
		328,575
TOTAL SERVICES		1,107,488
TECHNOLOGY - 21.7%
Communications Equipment - 2.7%
Cabletron Systems, Inc. (a)	2,600	40,950
Cisco Systems, Inc. (a)	12,260	586,948
Corning, Inc.	9,000	526,500
		1,154,398
Computer Services & Software - 5.4%
CyberOptics Corp. (a)	4,500	82,688
i2 Technologies, Inc. (a)	700	67,550
IntraNet Solutions, Inc. (a)	4,500	166,500
Microsoft Corp. (a)	17,900	1,027,013
Oracle Corp. (a)	19,200	508,800
Rational Software Corp. (a)	4,800	151,200
Rogue Wave Software, Inc.	21,500	98,094
TIBCO Software, Inc. (a)	1,500	51,938
VERITAS Software Corp. (a)	1,700	165,856
		2,319,639
Computers & Office Equipment - 6.1%
Compaq Computer Corp.	18,900	406,350
EMC Corp. (a)	10,100	751,188
International Business Machines Corp.	6,300	589,050
Juniper Networks, Inc. (a)	2,100	261,713
SanDisk Corp. (a)	3,200	127,400
Sun Microsystems, Inc. (a)	6,400	486,800
		2,622,501
Electronic Instruments - 0.0%
Nanometrics, Inc. (a)	1,400	19,075
Electronics - 7.0%
Analog Devices, Inc. (a)	1,600	79,400
Applied Micro Circuits Corp. (a)	5,400	261,563
AVX Corp.	5,400	101,250
Broadcom Corp. Class A (a)	1,900	185,250
Celestica, Inc. (sub. vtg.) (a)	6,700	352,470
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Cree, Inc. (a)	1,200	$ 67,350
Flextronics International Ltd. (a)	20,000	501,250
Intel Corp.	20,800	791,700
Linear Technology Corp.	1,500	70,969
Solectron Corp. (a)	4,800	134,400
Texas Instruments, Inc.	5,800	216,413
Viasystems Group, Inc.	7,100	88,750
Vishay Intertechnology, Inc. (a)	5,137	96,961
Vitesse Semiconductor Corp. (a)	1,800	77,625
		3,025,351
Photographic Equipment - 0.5%
Concord Camera Corp. (a)	9,800	196,000
TOTAL TECHNOLOGY		9,336,964
TRANSPORTATION - 3.6%
Air Transportation - 1.2%
Delta Air Lines, Inc.	2,700	128,250
SkyWest, Inc.	3,800	226,100
Southwest Airlines Co.	4,300	135,719
		490,069
Railroads - 0.9%
Burlington Northern Santa Fe Corp.	7,700	194,906
Union Pacific Corp.	4,300	199,950
		394,856
Trucking & Freight - 1.5%
FedEx Corp. (a)	4,900	234,808
United Parcel Service, Inc. Class B	2,800	169,925
Yellow Corp. (a)	13,900	251,938
		656,671
TOTAL TRANSPORTATION		1,541,596
UTILITIES - 9.1%
Cellular - 0.3%
QUALCOMM, Inc. (a)	1,600	128,400
Electric Utility - 6.3%
AES Corp. (a)	2,600	134,875
Ameren Corp.	3,600	159,750
American Electric Power Co., Inc.	7,300	335,800
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utility - continued
Consolidated Edison, Inc.	2,700	$ 100,575
Dominion Resources, Inc.	1,900	114,000
Duke Energy Corp.	6,900	620,569
Entergy Corp.	3,700	152,163
Pinnacle West Capital Corp.	3,500	162,969
PPL Corp.	6,900	288,075
Reliant Energy, Inc.	2,600	102,050
Southern Co.	5,300	167,281
Unisource Energy Corp.	6,100	89,594
XCEL Energy, Inc.	9,800	267,050
		2,694,751
Gas - 1.2%
Enron Corp.	2,900	187,775
Questar Corp.	3,400	94,775
Southwestern Energy Co.	19,200	147,600
Williams Companies, Inc.	2,500	88,438
		518,588
Telephone Services - 1.3%
BellSouth Corp.	4,700	196,519
Global Crossing Ltd. (a)	4,600	56,925
SBC Communications, Inc.	5,900	324,131
		577,575
TOTAL UTILITIES		3,919,314
TOTAL COMMON STOCKS (Cost $37,319,860)		41,405,698
Cash Equivalents - 5.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.57% (b)	2,148,033	$ 2,148,033
Fidelity Securities Lending Cash Central Fund, 6.63% (b)	146,125	146,125
TOTAL CASH EQUIVALENTS (Cost $2,294,158)		2,294,158
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $39,614,018)		43,699,856
NET OTHER ASSETS - (1.6)%		(669,006)
NET ASSETS - 100%		$ 43,030,850
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income tax purposes was $39,740,753. Net unrealized appreciation aggregated $3,959,103, of which $7,276,553 related to appreciated investment securities and $3,317,450 related to depreciated investment securities.

The fund hereby designates approximately $1,249,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $1,130,000 of losses recognized during the period November 1, 2000 to November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (cost $39,614,018) - See accompanying schedule		$ 43,699,856
Receivable for fund shares sold		34,379
Dividends receivable		58,216
Interest receivable		8,370
Other receivables		4,365
Receivable from investment adviser for expense reductions		47,496
Total assets		43,852,682
Liabilities
Payable to custodian bank	$ 10,128
Payable for investments purchased	203,584
Payable for fund shares redeemed	353,250
Accrued management fee	22,149
Distribution fees payable	26,024
Other payables and accrued expenses	60,572
Collateral on securities loaned, at value	146,125
Total liabilities		821,832
Net Assets		$ 43,030,850
Net Assets consist of:
Paid in capital		$ 36,068,825
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,876,187
Net unrealized appreciation (depreciation) on investments		4,085,838
Net Assets		$ 43,030,850

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,924,758 ÷ 359,151 shares)	$13.71
Maximum offering price per share (100/94.25 of $13.71)	$14.55
Class T: Net Asset Value and redemption price per share ($19,047,157 ÷ 1,398,275 shares)	$13.62
Maximum offering price per share (100/96.50 of $13.62)	$14.11
Class B: Net Asset Value and offering price per share ($15,681,723 ÷ 1,166,717 shares) A	$13.44
Class C: Net Asset Value and offering price per share ($2,762,546 ÷ 206,044 shares) A	$13.41
Institutional Class: Net Asset Value, offering price and redemption price per share ($614,666 ÷ 44,650 shares)	$13.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Dividends		$ 376,511
Interest		154,319
Security lending		5,131
Total income		535,961
Expenses
Management fee	$ 258,320
Transfer agent fees	157,428
Distribution fees	302,251
Accounting and security lending fees	60,682
Non-interested trustees' compensation	144
Custodian fees and expenses	9,318
Registration fees	84,166
Audit	39,380
Legal	196
Miscellaneous	1,049
Total expenses before reductions	912,934
Expense reductions	(141,214)	771,720
Net investment income (loss)		(235,759)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,306,213
Foreign currency transactions	289
Futures contracts	(81,634)	3,224,868
Change in net unrealized appreciation (depreciation) on investment securities		(3,225,001)
Net gain (loss)		(133)
Net increase (decrease) in net assets resulting from operations		$ (235,892)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (235,759)	$ (185,742)
Net realized gain (loss)	3,224,868	5,096,365
Change in net unrealized appreciation (depreciation)	(3,225,001)	3,021,563
Net increase (decrease) in net assets resulting from operations	(235,892)	7,932,186
Distributions to shareholders from net realized gain	(3,995,786)	-
Share transactions - net increase (decrease)	12,281,468	(4,737,512)
Total increase (decrease) in net assets	8,049,790	3,194,674
Net Assets
Beginning of period	34,981,060	31,786,386
End of period	$ 43,030,850	$ 34,981,060

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.01	$ 11.71	$ 11.38	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	(.02)	.01	(.07)
Net realized and unrealized gain (loss)	.44 H	3.32	.69	1.45
Total from investment operations	.42	3.30	.70	1.38
Less Distributions
From net realized gain	(1.72)	-	(.26)	-
In excess of net realized gain	-	-	(.11)	-
Total distributions	(1.72)	-	(.37)	-
Net asset value, end of period	$ 13.71	$ 15.01	$ 11.71	$ 11.38
Total Return B,C	2.40%	28.18%	6.53%	13.80%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,925	$ 3,846	$ 2,885	$ 5,376
Ratio of expenses to average net assets	1.30% F	1.30% F	1.61%	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.30%	1.28% G	1.60% G	1.75% A
Ratio of net investment income (loss) to average net assets	(.10)%	(.17)%	.09%	(.73)% A
Portfolio turnover rate	102%	133%	358%	213% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Class A shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.93	$ 11.68	$ 11.36	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.05)	(.06)	(.02)	(.10)
Net realized and unrealized gain (loss)	.42 H	3.31	.70	1.46
Total from investment operations	.37	3.25	.68	1.36
Less Distributions
From net realized gain	(1.68)	-	(.26)	-
In excess of net realized gain	-	-	(.10)	-
Total distributions	(1.68)	-	(.36)	-
Net asset value, end of period	$ 13.62	$ 14.93	$ 11.68	$ 11.36
Total Return B, C	2.06%	27.83%	6.35%	13.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 19,047	$ 15,989	$ 16,368	$ 20,283
Ratio of expenses to average net assets	1.55% F	1.55% F	1.79%	2.00% A, F
Ratio of expenses to average net assets after expense reductions	1.54% G	1.53% G	1.76% G	2.00% A
Ratio of net investment income (loss) to average net assets	(.35)%	(.42)%	(.11)%	(1.00)% A
Portfolio turnover rate	102%	133%	358%	213% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Class T shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.76	$ 11.60	$ 11.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.13)	(.12)	(.09)	(.15)
Net realized and unrealized gain (loss)	.43 H	3.28	.71	1.46
Total from investment operations	.30	3.16	.62	1.31
Less Distributions
From net realized gain	(1.62)	-	(.24)	-
In excess of net realized gain	-	-	(.09)	-
Total distributions	(1.62)	-	(.33)	-
Net asset value, end of period	$ 13.44	$ 14.76	$ 11.60	$ 11.31
Total Return B, C	1.58%	27.24%	5.80%	13.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 15,682	$ 13,056	$ 10,994	$ 11,370
Ratio of expenses to average net assets	2.05% F	2.05% F	2.24%	2.50% A, F
Ratio of expenses to average net assets after expense reductions	2.05%	2.03% G	2.22% G	2.50% A
Ratio of net investment income (loss) to average net assets	(.85)%	(.92)%	(.58)%	(1.51)% A
Portfolio turnover rate	102%	133%	358%	213% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Class B shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.75	$ 11.60	$ 11.36	$ 11.85
Income from Investment Operations
Net investment income (loss) D	(.13)	(.12)	(.14)	-
Net realized and unrealized gain (loss)	.45 H	3.27	.74	(.49)
Total from investment operations	.32	3.15	.60	(.49)
Less Distributions
From net realized gain	(1.66)	-	(.26)	-
In excess of net realized gain	-	-	(.10)	-
Total distributions	(1.66)	-	(.36)	-
Net asset value, end of period	$ 13.41	$ 14.75	$ 11.60	$ 11.36
Total Return B, C	1.71%	27.16%	5.62%	(4.14)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,763	$ 1,408	$ 482	$ 48
Ratio of expenses to average net assets	2.05% F	2.05% F	2.50% F	2.50% A, F
Ratio of expenses to average net assets after expense reductions	2.04% G	2.03% G	2.47% G	2.50% A
Ratio of net investment income (loss) to average net assets	(.85)%	(.92)%	(.88)%	(.60)% A
Portfolio turnover rate	102%	133%	358%	213% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.07	$ 11.72	$ 11.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.01	.03	(.04)
Net realized and unrealized gain (loss)	.44 H	3.34	.68	1.44
Total from investment operations	.46	3.35	.71	1.40
Less Distributions
From net realized gain	(1.76) I	-	(.28)	-
In excess of net realized gain	-	-	(.11)	-
Total distributions	(1.76)	-	(.39)	-
Net asset value, end of period	$ 13.77	$ 15.07	$ 11.72	$ 11.40
Total Return B, C	2.68%	28.58%	6.63%	14.00%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 615	$ 682	$ 1,057	$ 1,459
Ratio of expenses to average net assets	1.06% F	1.05% F	1.50% F	1.50% A, F
Ratio of expenses to average net assets after expense reductions	1.05% G	1.03% G	1.48% G	1.50% A
Ratio of net investment income (loss) to average net assets	.14%	.08%	.17%	(.42)% A
Portfolio turnover rate	102%	133%	358%	213% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Institutional Class shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

I The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor TechnoQuant Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedule of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures, foreign currency transactions, net operating losses, losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $50,691,336 and $42,697,277, respectively.

The market value of futures contracts opened and closed during the period amounted to $2,642,729 and $2,561,095, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .57% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the funds. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the funds assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 12,825	$ -
Class T	100,992	350
Class B	163,456	122,713
Class C	24,978	12,033
	$ 302,251	$ 135,096

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 49,674	$ 10,825
Class T	54,126	10,359
Class B	48,721	48,721*
Class C	1,732	1,732*
	$ 154,253	$ 71,637

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 18,025.35
Class T	74,741.37
Class B	53,032.32
Class C	10,103.40
Institutional Class	1,527.20
	$ 157,428

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $3,663 for the period.

Annual Report

Notes to Financial Statements - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $146,388. The fund received cash collateral of $146,125 which was invested in cash equivalents.

6. Expense Reductions.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

	FMR Expense Limitations	Reimbursement
Class A	1.30%	$ 15,860
Class T	1.55%	66,485
Class B	2.05%	46,040
Class C	2.05%	9,129
Institutional Class	1.05%	1,158
		$ 138,672

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,430 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $112 under the custodian arrangement.

7. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 11% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2000	1999

From net realized gain
Class A	$ 448,814	$ -
Class T	1,849,035	-
Class B	1,459,888	-
Class C	159,719	-
Institutional Class	78,330	-
Total	$ 3,995,786	$ -

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999

Class A Shares sold	148,165	111,910	$ 2,280,478	$ 1,546,501
Reinvestment of distributions	25,289	-	361,019	-
Shares redeemed	(70,469)	(102,018)	(1,083,415)	(1,354,413)
Net increase (decrease)	102,985	9,892	$ 1,558,082	$ 192,088
Class T Shares sold	568,839	250,329	$ 8,738,335	$ 3,433,718
Reinvestment of distributions	119,018	-	1,691,944	-
Shares redeemed	(360,653)	(581,066)	(5,515,451)	(7,698,800)
Net increase (decrease)	327,204	(330,737)	$ 4,914,828	$ (4,265,082)
Class B Shares sold	401,656	163,478	$ 6,065,726	$ 2,192,596
Reinvestment of distributions	73,489	-	1,035,867	-
Shares redeemed	(193,215)	(226,217)	(2,935,615)	(2,987,363)
Net increase (decrease)	281,930	(62,739)	$ 4,165,978	$ (794,767)
Class C Shares sold	145,381	73,222	$ 2,194,941	$ 989,398
Reinvestment of distributions	10,066	-	141,497	-
Shares redeemed	(44,806)	(19,399)	(672,408)	(258,167)
Net increase (decrease)	110,641	53,823	$ 1,664,030	$ 731,231
Institutional Class Shares sold	4,369	-	$ 65,547	$ -
Reinvestment of distributions	5,123	-	73,230	-
Shares redeemed	(10,106)	(44,907)	(160,227)	(600,982)
Net increase (decrease)	(614)	(44,907)	$ (21,450)	$ (600,982)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor TechnoQuant Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor TechnoQuant Growth Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2000 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor TechnoQuant Growth Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor TechnoQuant Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/26/00	12/22/00	-	$1.16
Class T	12/26/00	12/22/00	-	$1.12
Class B	12/26/00	12/22/00	-	$1.05
Class C	12/26/00	12/22/00	-	$1.07

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 10%, 10%, 11% and 10% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Tim Krochuk, Vice President

Robert A. Lawrence, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ATQG-ANN-0101 122517
1.539446.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

TechnoQuant® Growth

Fund - Institutional Class

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	19	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	28	Notes to the financial statements.
Independent Auditors' Report	37	The auditors' opinion.
Distributions	38

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor TechnoQuant Growth Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv TechnoQuant Growth - Inst CL	2.68%	60.50%
S&P 500	-4.22%	87.74%
Capital Appreciation Funds Average	-0.59%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on December 31, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class performance stacked up against its peers, you can compare it to the capital appreciation funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 302 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Lipper has created new comparison categories that group funds accordingly to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv TechnoQuant Growth - Inst CL	2.68%	12.84%
S&P 500	-4.22%	17.45%
Capital Appreciation Funds Average	-0.59%	n/a*

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

* Not available

Annual Report

Fidelity Advisor TechnoQuant Growth Fund - Institutional Class

Performance - continued

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor TechnoQuant Growth Fund - Institutional Class on December 31, 1996, when the fund started. As the chart shows, by November 30, 2000, the value of the investment would have grown to $16,050 - a 60.50% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $18,774 - an 87.74% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the multi-cap growth funds average was 0.35%. The one year cumulative and average annual total returns for the multi-cap supergroup average was 2.68%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Tim Krochuk, Portfolio Manager of Fidelity Advisor TechnoQuant Growth Fund

Q. How did the fund perform, Tim?

A. For the 12 months that ended November 30, 2000, the fund's Institutional Class shares returned 2.68%, while the Standard and Poor's 500 Index returned -4.22%. The capital appreciation funds average tracked by Lipper Inc. returned -0.59% for the same time period.

Q. What helped the fund outperform both the S&P 500 and its peer group during the period?

A. The fund outperformed the S&P 500 by having a higher concentration in sectors such as technology and biotechnology that experienced positive macro trends and strong upward momentum during the early part of the year. Conversely, the fund outperformed its peer group by being relatively less concentrated than a number of its competitors that maintained larger positions in some of those same sectors, particularly technology, later in the period when they sold off dramatically. As has happened in the past, my models suggested a portfolio that was less diversified than the index, but more diversified than the peer group.

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Fund Talk: The Manager's Overview - continued

Q. What drove your quantitative models during the past year?

A. Because market volatility was above average, with sectors rotating in and out of favor frequently, my models emphasized technical data such as money flows, price and trading volume. When trading activity is heavy, using daily technical data can mathematically mimic the "mind" of the market. For example, through October of 2000, retail investors accounted for 66% of all NASDAQ market trades. These same investors held the largest of the NASDAQ stocks for less than 30 days in 1999. The relative infrequency of fundamental data, such as earnings, suggested that these traders might be basing investment decisions on price changes and other technical data. My models used this data to emphasize momentum factors that reflect actual market trends, such as shifting sector preferences. In response, I made some strategic moves in and out and back into certain volatile sectors, such as technology, locking in gains during periods of strength and avoiding losses during periods of disfavor.

Q. Which holdings benefited the fund's performance?

A. The technology sector generated some of the portfolio's best gains, particularly early in the period. Rambus, Cisco and Flextronics performed well, benefiting from favorable macro trends as well as from attractive technical characteristics, particularly when smaller-cap Internet stocks fell out of favor. Investments in defensive stocks held as part of the fund's diversification strategy, including Philip Morris, General Electric and Duke Energy, cushioned the fund's returns when technology stocks sold off, particularly in November. Biotechnology stocks such as Vertex Pharmaceuticals also performed well as the sector gained favor. Positive technicals reflected growing excitement surrounding this industry and its potential, as technology advances have helped biotech companies better manage patient trials from both cost and learning perspectives. The fund no longer owns Rambus and Vertex.

Q. Were there any disappointments?

A. Some technology stocks also detracted from performance. For example, investments in Oracle and Nortel were poorly timed. Although they performed well during part of the past year, the portfolio gave up gains during out-of-favor periods, suggesting that the market is becoming much more stock-driven - investors are learning that they need to pick the right stock, not just any stock in a hot industry sector. I subsequently sold Nortel. Microsoft also held back returns. Even with underweighting the stock relative to the S&P, its large representation in the index translated into a sizable position in the fund. Despite generally positive technical and fundamental characteristics, Microsoft's stock fell dramatically in response to a negative antitrust decision in the spring.

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Fund Talk: The Manager's Overview - continued

Q. What's your outlook for the coming months?

A. I believe that the market is currently oversold, with investors selling stocks based on arguments unrelated to the economic and investment environment. As we look ahead, my models are suggesting a stronger market tone, particularly in the mid-cap sector where money flows are positive, fundamentals are strong and primarily domestic-oriented businesses are unaffected by the euro's weakness overseas. As a result, I anticipate moving down toward the mid-range of the S&P market cap and moderately reducing the portfolio's exposure to defensive stocks. Of course, the outcome of the presidential election is a wild card that may have a technical impact that could be felt for months to come, and I will be watching that data closely.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term capital appreciation by investing primarily in common stocks, using a quantitative approach that emphasizes technical factors

Start date: December 31, 1996

Size: as of November 30, 2000, more than $43 million

Manager: Tim Krochuk, since inception; joined Fidelity in 1992

3

Tim Krochuk on the role of the computer in quantitative investing:

"When I'm asked to explain what quantitative investing is all about, I like to point out that almost every modern industry today uses computers to work better and smarter. So, it stands to reason that portfolio managers could use computers to try to maximize goal-appropriate, risk-adjusted returns. This is the cornerstone of quantitative investing. As quantitative managers, or ´quants,' we look at the same fundamental and technical data investors have been using for decades - we simply add the computer to the process in order to identify patterns and interrelationships that are invisible to the naked eye. Quite simply, we are using the computer to try to do things better and faster than we could before.

"However, it is important to note that the results of the computer models do not get sent directly to the trading floor. The models' results are reviewed for suitability and consistency by the portfolio manager, and are always double-checked for accuracy. While the computer is great with quantitative data, qualitative data can pose problems. In such instances, it's nice to have Fidelity's vast network of fundamental analysts to provide additional input."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.3	4.5
Exxon Mobil Corp.	2.8	2.6
Citigroup, Inc.	2.7	2.5
Microsoft Corp.	2.4	2.6
Wal-Mart Stores, Inc.	1.9	2.1
Intel Corp.	1.8	3.0
EMC Corp.	1.8	1.0
Johnson & Johnson	1.6	1.4
Anadarko Petroleum Corp.	1.6	0.0
Philip Morris Companies, Inc.	1.5	0.7
	22.4
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	21.7	31.7
Health	14.0	9.2
Energy	10.9	10.7
Finance	9.3	7.8
Utilities	9.1	5.0
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 96.2%		Stocks 94.3%
	Short-Term Investments and Net Other Assets 3.8%		Short-Term Investments and Net Other Assets 5.7%
* Foreign investments	3.3%	** Foreign investments	5.1%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 96.2%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 1.3%
Boeing Co.	3,500	$ 241,719
Lockheed Martin Corp.	9,600	327,360
TOTAL AEROSPACE & DEFENSE		569,079
BASIC INDUSTRIES - 3.2%
Chemicals & Plastics - 1.4%
Cytec Industries, Inc. (a)	5,500	190,094
E.I. du Pont de Nemours and Co.	9,300	393,506
		583,600
Metals & Mining - 0.8%
Alcoa, Inc.	8,000	225,500
Phelps Dodge Corp.	2,800	137,550
		363,050
Paper & Forest Products - 1.0%
Kimberly-Clark Corp.	4,800	335,700
Weyerhaeuser Co.	2,500	109,375
		445,075
TOTAL BASIC INDUSTRIES		1,391,725
DURABLES - 1.0%
Autos, Tires, & Accessories - 0.4%
AutoZone, Inc. (a)	4,500	116,156
General Motors Corp.	1,200	59,400
		175,556
Consumer Durables - 0.6%
Minnesota Mining & Manufacturing Co.	2,600	259,675
TOTAL DURABLES		435,231
ENERGY - 10.9%
Coal - 0.2%
Arch Coal, Inc.	9,700	98,819
Energy Services - 1.7%
Baker Hughes, Inc.	7,100	234,744
ENSCO International, Inc.	5,800	141,013
Schlumberger Ltd. (NY Shares)	2,500	155,000
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Energy Services - continued
Tidewater, Inc.	4,400	$ 178,200
Transocean Sedco Forex, Inc.	484	19,300
		728,257
Oil & Gas - 9.0%
Amerada Hess Corp.	5,200	318,500
Anadarko Petroleum Corp.	11,171	664,675
Apache Corp.	7,100	370,975
Burlington Resources, Inc.	2,800	114,275
Chevron Corp.	2,700	221,063
EOG Resources, Inc.	2,800	118,825
Exxon Mobil Corp.	13,500	1,188,000
Kerr-McGee Corp.	2,600	158,113
Texaco, Inc.	2,500	145,156
The Coastal Corp.	2,600	190,450
Tosco Corp.	8,100	232,369
USX - Marathon Group	4,700	123,963
		3,846,364
TOTAL ENERGY		4,673,440
FINANCE - 9.3%
Banks - 2.9%
Bank of America Corp.	6,400	255,600
First Union Corp.	3,710	93,214
Firstar Corp.	9,900	191,813
J.P. Morgan & Co., Inc.	700	94,369
Northern Trust Corp.	4,300	370,338
Synovus Finanical Corp.	4,400	97,350
Wells Fargo & Co.	3,000	142,313
		1,244,997
Credit & Other Finance - 3.7%
American Express Co.	4,200	230,738
Citigroup, Inc.	23,400	1,165,613
MBNA Corp.	5,900	210,556
		1,606,907
Federal Sponsored Credit - 0.7%
Fannie Mae	3,600	284,400
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - continued
Insurance - 0.7%
Fidelity National Financial, Inc.	7,800	$ 186,713
Jefferson-Pilot Corp.	1,800	122,850
		309,563
Securities Industry - 1.3%
Charles Schwab Corp.	7,300	202,119
Legg Mason, Inc.	2,100	95,813
Morgan Stanley Dean Witter & Co.	4,000	253,500
		551,432
TOTAL FINANCE		3,997,299
HEALTH - 14.0%
Drugs & Pharmaceuticals - 9.2%
Allergan, Inc.	2,800	259,875
Amgen, Inc. (a)	6,700	426,288
Bristol-Myers Squibb Co.	7,100	492,119
Eli Lilly & Co.	1,500	140,531
Forest Laboratories, Inc. (a)	1,800	243,900
Genentech, Inc. (a)	1,600	108,900
IDEC Pharmaceuticals Corp. (a)	2,400	417,750
IVAX Corp. (a)	9,000	369,630
King Pharmaceuticals, Inc. (a)	3,881	189,199
Merck & Co., Inc.	3,100	287,331
Millennium Pharmaceuticals, Inc. (a)	2,800	135,975
Pfizer, Inc.	10,800	478,575
Protein Design Labs, Inc. (a)	2,400	185,400
QIAGEN NV (a)	3,200	110,600
Regeneron Pharmaceuticals, Inc. (a)	4,300	104,813
		3,950,886
Medical Equipment & Supplies - 3.7%
Biomet, Inc.	6,900	255,300
Intermagnetics General Corp.	9,200	147,200
Johnson & Johnson	6,800	680,000
Medtronic, Inc.	6,500	346,125
Resmed, Inc. (a)	4,200	147,263
		1,575,888
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Medical Facilities Management - 1.1%
HCA - The Healthcare Co.	8,400	$ 348,075
Triad Hospitals, Inc. (a)	4,400	131,450
		479,525
TOTAL HEALTH		6,006,299
INDUSTRIAL MACHINERY & EQUIPMENT - 7.4%
Electrical Equipment - 5.4%
Alcatel SA sponsored ADR	1,900	95,950
Emerson Electric Co.	2,600	189,475
General Electric Co.	36,900	1,828,840
Scientific-Atlanta, Inc.	5,000	201,875
		2,316,140
Industrial Machinery & Equipment - 1.4%
Asyst Technologies, Inc. (a)	4,400	47,575
Tyco International Ltd.	10,600	559,150
		606,725
Pollution Control - 0.6%
Waste Management, Inc.	11,900	284,856
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		3,207,721
MEDIA & LEISURE - 2.8%
Broadcasting - 0.6%
Time Warner, Inc.	4,300	266,600
Entertainment - 0.9%
Walt Disney Co.	13,900	402,231
Leisure Durables & Toys - 0.4%
Callaway Golf Co.	8,900	157,419
Lodging & Gaming - 0.3%
Starwood Hotels & Resorts Worldwide, Inc. unit	4,000	128,000
Restaurants - 0.6%
Starbucks Corp. (a)	6,000	273,375
TOTAL MEDIA & LEISURE		1,227,625
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - 5.5%
Beverages - 1.3%
Anheuser-Busch Companies, Inc.	7,400	$ 351,038
Robert Mondavi Corp. Class A (a)	4,200	208,163
		559,201
Foods - 2.4%
Michael Foods, Inc.	7,100	186,375
PepsiCo, Inc.	9,800	444,675
Sara Lee Corp.	5,000	120,000
Sysco Corp.	5,000	276,250
		1,027,300
Household Products - 0.3%
Colgate-Palmolive Co.	2,200	129,250
Tobacco - 1.5%
Philip Morris Companies, Inc.	16,700	637,731
TOTAL NONDURABLES		2,353,482
PRECIOUS METALS - 0.3%
Barrick Gold Corp.	9,000	135,360
RETAIL & WHOLESALE - 3.5%
Apparel Stores - 0.2%
The Limited, Inc.	4,800	93,300
General Merchandise Stores - 1.9%
Wal-Mart Stores, Inc.	15,700	819,344
Grocery Stores - 1.4%
Kroger Co. (a)	5,600	148,400
Safeway, Inc. (a)	7,500	442,031
		590,431
TOTAL RETAIL & WHOLESALE		1,503,075
SERVICES - 2.6%
Advertising - 0.8%
Omnicom Group, Inc.	2,000	157,250
TMP Worldwide, Inc. (a)	3,400	199,538
		356,788
Educational Services - 0.5%
Corinthian Colleges, Inc. (a)	3,500	231,000
Leasing & Rental - 0.5%
Ryder System, Inc.	11,000	191,125
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - continued
Services - 0.8%
Corporate Executive Board Co. (a)	5,600	$ 201,250
Pre-Paid Legal Services, Inc. (a)	4,400	127,325
		328,575
TOTAL SERVICES		1,107,488
TECHNOLOGY - 21.7%
Communications Equipment - 2.7%
Cabletron Systems, Inc. (a)	2,600	40,950
Cisco Systems, Inc. (a)	12,260	586,948
Corning, Inc.	9,000	526,500
		1,154,398
Computer Services & Software - 5.4%
CyberOptics Corp. (a)	4,500	82,688
i2 Technologies, Inc. (a)	700	67,550
IntraNet Solutions, Inc. (a)	4,500	166,500
Microsoft Corp. (a)	17,900	1,027,013
Oracle Corp. (a)	19,200	508,800
Rational Software Corp. (a)	4,800	151,200
Rogue Wave Software, Inc.	21,500	98,094
TIBCO Software, Inc. (a)	1,500	51,938
VERITAS Software Corp. (a)	1,700	165,856
		2,319,639
Computers & Office Equipment - 6.1%
Compaq Computer Corp.	18,900	406,350
EMC Corp. (a)	10,100	751,188
International Business Machines Corp.	6,300	589,050
Juniper Networks, Inc. (a)	2,100	261,713
SanDisk Corp. (a)	3,200	127,400
Sun Microsystems, Inc. (a)	6,400	486,800
		2,622,501
Electronic Instruments - 0.0%
Nanometrics, Inc. (a)	1,400	19,075
Electronics - 7.0%
Analog Devices, Inc. (a)	1,600	79,400
Applied Micro Circuits Corp. (a)	5,400	261,563
AVX Corp.	5,400	101,250
Broadcom Corp. Class A (a)	1,900	185,250
Celestica, Inc. (sub. vtg.) (a)	6,700	352,470
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Electronics - continued
Cree, Inc. (a)	1,200	$ 67,350
Flextronics International Ltd. (a)	20,000	501,250
Intel Corp.	20,800	791,700
Linear Technology Corp.	1,500	70,969
Solectron Corp. (a)	4,800	134,400
Texas Instruments, Inc.	5,800	216,413
Viasystems Group, Inc.	7,100	88,750
Vishay Intertechnology, Inc. (a)	5,137	96,961
Vitesse Semiconductor Corp. (a)	1,800	77,625
		3,025,351
Photographic Equipment - 0.5%
Concord Camera Corp. (a)	9,800	196,000
TOTAL TECHNOLOGY		9,336,964
TRANSPORTATION - 3.6%
Air Transportation - 1.2%
Delta Air Lines, Inc.	2,700	128,250
SkyWest, Inc.	3,800	226,100
Southwest Airlines Co.	4,300	135,719
		490,069
Railroads - 0.9%
Burlington Northern Santa Fe Corp.	7,700	194,906
Union Pacific Corp.	4,300	199,950
		394,856
Trucking & Freight - 1.5%
FedEx Corp. (a)	4,900	234,808
United Parcel Service, Inc. Class B	2,800	169,925
Yellow Corp. (a)	13,900	251,938
		656,671
TOTAL TRANSPORTATION		1,541,596
UTILITIES - 9.1%
Cellular - 0.3%
QUALCOMM, Inc. (a)	1,600	128,400
Electric Utility - 6.3%
AES Corp. (a)	2,600	134,875
Ameren Corp.	3,600	159,750
American Electric Power Co., Inc.	7,300	335,800
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Electric Utility - continued
Consolidated Edison, Inc.	2,700	$ 100,575
Dominion Resources, Inc.	1,900	114,000
Duke Energy Corp.	6,900	620,569
Entergy Corp.	3,700	152,163
Pinnacle West Capital Corp.	3,500	162,969
PPL Corp.	6,900	288,075
Reliant Energy, Inc.	2,600	102,050
Southern Co.	5,300	167,281
Unisource Energy Corp.	6,100	89,594
XCEL Energy, Inc.	9,800	267,050
		2,694,751
Gas - 1.2%
Enron Corp.	2,900	187,775
Questar Corp.	3,400	94,775
Southwestern Energy Co.	19,200	147,600
Williams Companies, Inc.	2,500	88,438
		518,588
Telephone Services - 1.3%
BellSouth Corp.	4,700	196,519
Global Crossing Ltd. (a)	4,600	56,925
SBC Communications, Inc.	5,900	324,131
		577,575
TOTAL UTILITIES		3,919,314
TOTAL COMMON STOCKS (Cost $37,319,860)		41,405,698
Cash Equivalents - 5.4%
	Shares	Value (Note 1)
Fidelity Cash Central Fund, 6.57% (b)	2,148,033	$ 2,148,033
Fidelity Securities Lending Cash Central Fund, 6.63% (b)	146,125	146,125
TOTAL CASH EQUIVALENTS (Cost $2,294,158)		2,294,158
TOTAL INVESTMENT PORTFOLIO - 101.6% (Cost $39,614,018)		43,699,856
NET OTHER ASSETS - (1.6)%		(669,006)
NET ASSETS - 100%		$ 43,030,850
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income tax purposes was $39,740,753. Net unrealized appreciation aggregated $3,959,103, of which $7,276,553 related to appreciated investment securities and $3,317,450 related to depreciated investment securities.

The fund hereby designates approximately $1,249,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $1,130,000 of losses recognized during the period November 1, 2000 to November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (cost $39,614,018) - See accompanying schedule		$ 43,699,856
Receivable for fund shares sold		34,379
Dividends receivable		58,216
Interest receivable		8,370
Other receivables		4,365
Receivable from investment adviser for expense reductions		47,496
Total assets		43,852,682
Liabilities
Payable to custodian bank	$ 10,128
Payable for investments purchased	203,584
Payable for fund shares redeemed	353,250
Accrued management fee	22,149
Distribution fees payable	26,024
Other payables and accrued expenses	60,572
Collateral on securities loaned, at value	146,125
Total liabilities		821,832
Net Assets		$ 43,030,850
Net Assets consist of:
Paid in capital		$ 36,068,825
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,876,187
Net unrealized appreciation (depreciation) on investments		4,085,838
Net Assets		$ 43,030,850

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,924,758 ÷ 359,151 shares)	$13.71
Maximum offering price per share (100/94.25 of $13.71)	$14.55
Class T: Net Asset Value and redemption price per share ($19,047,157 ÷ 1,398,275 shares)	$13.62
Maximum offering price per share (100/96.50 of $13.62)	$14.11
Class B: Net Asset Value and offering price per share ($15,681,723 ÷ 1,166,717 shares) A	$13.44
Class C: Net Asset Value and offering price per share ($2,762,546 ÷ 206,044 shares) A	$13.41
Institutional Class: Net Asset Value, offering price and redemption price per share ($614,666 ÷ 44,650 shares)	$13.77

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Dividends		$ 376,511
Interest		154,319
Security lending		5,131
Total income		535,961
Expenses
Management fee	$ 258,320
Transfer agent fees	157,428
Distribution fees	302,251
Accounting and security lending fees	60,682
Non-interested trustees' compensation	144
Custodian fees and expenses	9,318
Registration fees	84,166
Audit	39,380
Legal	196
Miscellaneous	1,049
Total expenses before reductions	912,934
Expense reductions	(141,214)	771,720
Net investment income (loss)		(235,759)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	3,306,213
Foreign currency transactions	289
Futures contracts	(81,634)	3,224,868
Change in net unrealized appreciation (depreciation) on investment securities		(3,225,001)
Net gain (loss)		(133)
Net increase (decrease) in net assets resulting from operations		$ (235,892)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (235,759)	$ (185,742)
Net realized gain (loss)	3,224,868	5,096,365
Change in net unrealized appreciation (depreciation)	(3,225,001)	3,021,563
Net increase (decrease) in net assets resulting from operations	(235,892)	7,932,186
Distributions to shareholders from net realized gain	(3,995,786)	-
Share transactions - net increase (decrease)	12,281,468	(4,737,512)
Total increase (decrease) in net assets	8,049,790	3,194,674
Net Assets
Beginning of period	34,981,060	31,786,386
End of period	$ 43,030,850	$ 34,981,060

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.01	$ 11.71	$ 11.38	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.02)	(.02)	.01	(.07)
Net realized and unrealized gain (loss)	.44 H	3.32	.69	1.45
Total from investment operations	.42	3.30	.70	1.38
Less Distributions
From net realized gain	(1.72)	-	(.26)	-
In excess of net realized gain	-	-	(.11)	-
Total distributions	(1.72)	-	(.37)	-
Net asset value, end of period	$ 13.71	$ 15.01	$ 11.71	$ 11.38
Total Return B,C	2.40%	28.18%	6.53%	13.80%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 4,925	$ 3,846	$ 2,885	$ 5,376
Ratio of expenses to average net assets	1.30% F	1.30% F	1.61%	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.30%	1.28% G	1.60% G	1.75% A
Ratio of net investment income (loss) to average net assets	(.10)%	(.17)%	.09%	(.73)% A
Portfolio turnover rate	102%	133%	358%	213% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Class A shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.93	$ 11.68	$ 11.36	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.05)	(.06)	(.02)	(.10)
Net realized and unrealized gain (loss)	.42 H	3.31	.70	1.46
Total from investment operations	.37	3.25	.68	1.36
Less Distributions
From net realized gain	(1.68)	-	(.26)	-
In excess of net realized gain	-	-	(.10)	-
Total distributions	(1.68)	-	(.36)	-
Net asset value, end of period	$ 13.62	$ 14.93	$ 11.68	$ 11.36
Total Return B, C	2.06%	27.83%	6.35%	13.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 19,047	$ 15,989	$ 16,368	$ 20,283
Ratio of expenses to average net assets	1.55% F	1.55% F	1.79%	2.00% A, F
Ratio of expenses to average net assets after expense reductions	1.54% G	1.53% G	1.76% G	2.00% A
Ratio of net investment income (loss) to average net assets	(.35)%	(.42)%	(.11)%	(1.00)% A
Portfolio turnover rate	102%	133%	358%	213% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Class T shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.76	$ 11.60	$ 11.31	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.13)	(.12)	(.09)	(.15)
Net realized and unrealized gain (loss)	.43 H	3.28	.71	1.46
Total from investment operations	.30	3.16	.62	1.31
Less Distributions
From net realized gain	(1.62)	-	(.24)	-
In excess of net realized gain	-	-	(.09)	-
Total distributions	(1.62)	-	(.33)	-
Net asset value, end of period	$ 13.44	$ 14.76	$ 11.60	$ 11.31
Total Return B, C	1.58%	27.24%	5.80%	13.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 15,682	$ 13,056	$ 10,994	$ 11,370
Ratio of expenses to average net assets	2.05% F	2.05% F	2.24%	2.50% A, F
Ratio of expenses to average net assets after expense reductions	2.05%	2.03% G	2.22% G	2.50% A
Ratio of net investment income (loss) to average net assets	(.85)%	(.92)%	(.58)%	(1.51)% A
Portfolio turnover rate	102%	133%	358%	213% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Class B shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 14.75	$ 11.60	$ 11.36	$ 11.85
Income from Investment Operations
Net investment income (loss) D	(.13)	(.12)	(.14)	-
Net realized and unrealized gain (loss)	.45 H	3.27	.74	(.49)
Total from investment operations	.32	3.15	.60	(.49)
Less Distributions
From net realized gain	(1.66)	-	(.26)	-
In excess of net realized gain	-	-	(.10)	-
Total distributions	(1.66)	-	(.36)	-
Net asset value, end of period	$ 13.41	$ 14.75	$ 11.60	$ 11.36
Total Return B, C	1.71%	27.16%	5.62%	(4.14)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 2,763	$ 1,408	$ 482	$ 48
Ratio of expenses to average net assets	2.05% F	2.05% F	2.50% F	2.50% A, F
Ratio of expenses to average net assets after expense reductions	2.04% G	2.03% G	2.47% G	2.50% A
Ratio of net investment income (loss) to average net assets	(.85)%	(.92)%	(.88)%	(.60)% A
Portfolio turnover rate	102%	133%	358%	213% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 15.07	$ 11.72	$ 11.40	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.02	.01	.03	(.04)
Net realized and unrealized gain (loss)	.44 H	3.34	.68	1.44
Total from investment operations	.46	3.35	.71	1.40
Less Distributions
From net realized gain	(1.76) I	-	(.28)	-
In excess of net realized gain	-	-	(.11)	-
Total distributions	(1.76)	-	(.39)	-
Net asset value, end of period	$ 13.77	$ 15.07	$ 11.72	$ 11.40
Total Return B, C	2.68%	28.58%	6.63%	14.00%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 615	$ 682	$ 1,057	$ 1,459
Ratio of expenses to average net assets	1.06% F	1.05% F	1.50% F	1.50% A, F
Ratio of expenses to average net assets after expense reductions	1.05% G	1.03% G	1.48% G	1.50% A
Ratio of net investment income (loss) to average net assets	.14%	.08%	.17%	(.42)% A
Portfolio turnover rate	102%	133%	358%	213% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Institutional Class shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of class shares in relation to fluctuating market values of the investments of the fund.

I The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor TechnoQuant Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedule of investments include information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for futures, foreign currency transactions, net operating losses, losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $50,691,336 and $42,697,277, respectively.

The market value of futures contracts opened and closed during the period amounted to $2,642,729 and $2,561,095, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .57% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the funds. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the funds assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 12,825	$ -
Class T	100,992	350
Class B	163,456	122,713
Class C	24,978	12,033
	$ 302,251	$ 135,096

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 49,674	$ 10,825
Class T	54,126	10,359
Class B	48,721	48,721*
Class C	1,732	1,732*
	$ 154,253	$ 71,637

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 18,025.35
Class T	74,741.37
Class B	53,032.32
Class C	10,103.40
Institutional Class	1,527.20
	$ 157,428

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $3,663 for the period.

Annual Report

Notes to Financial Statements - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $146,388. The fund received cash collateral of $146,125 which was invested in cash equivalents.

6. Expense Reductions.

FMR voluntarily agreed to reimburse operating expenses (excluding interest, taxes, certain securities lending fees, brokerage commissions and extraordinary expenses, if any) above the following annual rates or range of annual rates of average net assets for each of the following classes:

	FMR Expense Limitations	Reimbursement
Class A	1.30%	$ 15,860
Class T	1.55%	66,485
Class B	2.05%	46,040
Class C	2.05%	9,129
Institutional Class	1.05%	1,158
		$ 138,672

FMR has also directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,430 under this arrangement.

In addition, through an arrangement with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $112 under the custodian arrangement.

7. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 11% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2000	1999

From net realized gain
Class A	$ 448,814	$ -
Class T	1,849,035	-
Class B	1,459,888	-
Class C	159,719	-
Institutional Class	78,330	-
Total	$ 3,995,786	$ -

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999

Class A Shares sold	148,165	111,910	$ 2,280,478	$ 1,546,501
Reinvestment of distributions	25,289	-	361,019	-
Shares redeemed	(70,469)	(102,018)	(1,083,415)	(1,354,413)
Net increase (decrease)	102,985	9,892	$ 1,558,082	$ 192,088
Class T Shares sold	568,839	250,329	$ 8,738,335	$ 3,433,718
Reinvestment of distributions	119,018	-	1,691,944	-
Shares redeemed	(360,653)	(581,066)	(5,515,451)	(7,698,800)
Net increase (decrease)	327,204	(330,737)	$ 4,914,828	$ (4,265,082)
Class B Shares sold	401,656	163,478	$ 6,065,726	$ 2,192,596
Reinvestment of distributions	73,489	-	1,035,867	-
Shares redeemed	(193,215)	(226,217)	(2,935,615)	(2,987,363)
Net increase (decrease)	281,930	(62,739)	$ 4,165,978	$ (794,767)
Class C Shares sold	145,381	73,222	$ 2,194,941	$ 989,398
Reinvestment of distributions	10,066	-	141,497	-
Shares redeemed	(44,806)	(19,399)	(672,408)	(258,167)
Net increase (decrease)	110,641	53,823	$ 1,664,030	$ 731,231
Institutional Class Shares sold	4,369	-	$ 65,547	$ -
Reinvestment of distributions	5,123	-	73,230	-
Shares redeemed	(10,106)	(44,907)	(160,227)	(600,982)
Net increase (decrease)	(614)	(44,907)	$ (21,450)	$ (600,982)

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor TechnoQuant Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor TechnoQuant Growth Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2000 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor TechnoQuant Growth Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor TechnoQuant Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/26/00	12/22/00	$.02	$1.17

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 10% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Tim Krochuk, Vice President

Robert A. Lawrence, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ATQGI-ANN-0101 122516
1.539447.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Equity Growth

Fund - Class A, Class T, Class B and Class C

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market value.
Financial Statements	26	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	35	Notes to the financial statements.
Independent Auditors' Report	44	The auditors' opinion.
Distributions	45

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Equity Growth Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns between September 10, 1992 (the date Class T shares were first offered) and September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five years and past 10 years total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Equity Growth - CL A	-2.63%	139.48%	642.47%
Fidelity Adv Equity Growth - CL A (incl. 5.75% sales charge)	-8.23%	125.71%	599.77%
Russell 3000 ® Growth	-11.70%	127.42%	404.54%
Growth Funds Average	-1.25%	114.99%	377.26%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how Class A's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL A	-2.63%	19.08%	22.20%
Fidelity Adv Equity Growth - CL A (incl. 5.75% sales charge)	-8.23%	17.68%	21.48%
Russell 3000 Growth	-11.70%	17.86%	17.57%
Growth Funds Average	-1.25%	16.11%	16.47%

Average annual total returns take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth Fund - Class A on November 30, 1990, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $69,977 - a 599.77% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $50,454 - a 404.54% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2000, the one year, five year and 10 year cumulative total returns for the multi-cap growth funds average were, 0.35%, 132.27% and 462.65%, respectively; and the one year, five year and 10 year average annual total returns were, 0.35%, 17.93% and 18.43%, respectively.

Annual Report

Fidelity Advisor Equity Growth Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on September 10, 1992. Class T shares bear a 0.50% 12b-1 fee (0.65% prior to January 1, 1996) that is reflected in returns after September 10, 1992. Returns prior to that date are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five years and past 10 years total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL T	-2.83%	138.40%	639.13%
Fidelity Adv Equity Growth - CL T (incl. 3.50% sales charge)	-6.23%	130.06%	613.26%
Russell 3000 Growth	-11.70%	127.42%	404.54%
Growth Funds Average	-1.25%	114.99%	377.26%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how Class T's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL T	-2.83%	18.98%	22.14%
Fidelity Adv Equity Growth - CL T (incl. 3.50% sales charge)	-6.23%	18.13%	21.71%
Russell 3000 Growth	-11.70%	17.86%	17.57%
Growth Funds Average	-1.25%	16.11%	16.47%

Average annual total returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth Fund - Class T on November 30, 1990, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $71,326 - a 613.26% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $50,454 - a 404.54% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2000, the one year, five year and 10 year cumulative total returns for the multi-cap growth funds average were, 0.35%, 132.27% and 462.65%, respectively; and the one year, five year and 10 year average annual total returns were, 0.35%, 17.93% and 18.43%, respectively.

Annual Report

Fidelity Advisor Equity Growth Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on December 31, 1996. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after December 31, 1996. Returns between September 10, 1992 (the date Class T shares were first offered) and December 31, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class B's contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five years and past 10 years total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL B	-3.37%	132.99%	622.35%
Fidelity Adv Equity Growth - CL B (incl. contingent deferred sales charge)	-7.84%	130.99%	622.35%
Russell 3000 Growth	-11.70%	127.42%	404.54%
Growth Funds Average	-1.25%	114.99%	372.26%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how Class B's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL B	-3.37%	18.43%	21.86%
Fidelity Adv Equity Growth - CL B (incl. contingent deferred sales charge)	-7.84%	18.23%	21.86%
Russell 3000 Growth	-11.70%	17.86%	17.57%
Growth Funds Average	-1.25%	16.11%	16.47%

Average annual total returns take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth Fund - Class B on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $72,235 - a 622.35% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $50,454 -
a 404.54% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2000, the one year, five year and 10 year cumulative total returns for the multi-cap growth funds average were, 0.35%, 132.27% and 462.65%, respectively; and the one year, five year and 10 year average annual total returns were, 0.35%, 17.93% and 18.43%, respectively.

Annual Report

Fidelity Advisor Equity Growth Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns between December 31, 1996 (the date Class B shares were first offered) and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns between September 10, 1992 (the date Class T shares were first offered) and December 31, 1996 are those of Class T shares, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Returns prior to September 10, 1992 are those of Institutional Class, the original class of the fund which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class C shares' contingent deferred sales charge included in the past past one year, past five years, and past 10 years total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five years and past 10 years total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL C	-3.34%	133.16%	622.88%
Fidelity Adv Equity Growth - CL C (incl. contingent deferred sales charge)	-4.24%	133.16%	622.88%
Russell 3000 Growth	-11.70%	127.42%	404.54%
Growth Funds Average	-1.25%	114.99%	377.26%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to those of the Russell 3000 Growth Index - a market capitalization-weighted index of growth-oriented stocks of U.S. domiciled corporations. To measure how Class C's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - CL C	-3.34%	18.45%	21.87%
Fidelity Adv Equity Growth - CL C (incl. contingent deferred sales charge)	-4.24%	18.45%	21.87%
Russell 3000 Growth	-11.70%	17.86%	17.57%
Growth Funds Average	-1.25%	16.11%	16.47%

Average annual total returns take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth - Class C on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $72,288 - a 622.88% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $50,454 - a 404.54% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2000, the one year, five year and 10 year cumulative total returns for the multi-cap growth funds average were, 0.35%, 132.27% and 462.65%, respectively; and the one year, five year and 10 year average annual total returns were, 0.35%, 17.93% and 18.43%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Jennifer Uhrig, Portfolio Manager of Fidelity Advisor Equity Growth Fund

Q. How did the fund perform, Jennifer?

A. For the 12 months that ended November 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned -2.63%, -2.83%, -3.37% and -3.34%, respectively. These returns compared favorably to the Russell 3000 Growth Index, which returned -11.70%. The growth funds average, as tracked by Lipper Inc., returned -1.25%.

Q. Why did the fund outperform the index during the period but trail its peers?

A. The fund's underweighting in technology relative to the Russell 3000 index helped. Technology stocks could do no wrong throughout 1999, but finally succumbed to a severe pricing correction in March. As a result, tech stocks - as measured by the NASDAQ Index - were down more than 36% from the beginning of 2000 to the end of November. The fund's performance versus its Lipper peers, however, was a different story. Relative to its competitors, the fund had more exposure to the smaller- and medium-cap technology names that bore the brunt of the correction. In terms of stock selection, several of the fund's investments in both the health and finance sectors contributed positively.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was your strategy within the technology sector?

A. My approach changed as the period evolved, mostly due to deteriorating fundamentals in the new economy sectors - including telecommunications, semiconductors and wireless - as well as weakened demand for PCs. The fund's stake in leading chipmaker Intel - which is leveraged to both the semiconductor and PC areas - provided a good illustration of how quickly things changed. Six months ago, Intel was the fund's best individual performer. At the close of this period, Intel was the fund's third-worst performer, as slowing PC demand hurt microprocessor orders. During the second half of the period, I became more selective and focused on companies that I felt would be new economy survivors. This led me to areas such as data storage, Internet software and optical networking companies. While the valuations for many of these stocks were still expensive, I felt their long term potential for growth was promising.

Q. Together, health and finance stocks represented just over 28% of the fund's total assets. Where did you find opportunities?

A. Within the health sector, I was attracted to pharmaceutical, hospital and biotechnology stocks. The fund's investments in drug stocks such as Eli Lilly and Warner-Lambert - which was taken over by Pfizer - performed well as investors sought refuge from the technology correction. Hospital-related names such as HCA Healthcare, Tenet Healthcare and Health Management Associates all rose in value. I also ramped up the fund's exposure to biotechnology stocks, particularly those involved in genomics. Biotech stocks that fared well for the fund included Millennium Pharmaceuticals and Genentech. The big winners within the fund's finance portfolio during the period were property and casualty insurance stocks, which benefited from signs of better product pricing. American International Group, XL Capital and ACE Ltd., among others, were positive contributors.

Q. Which stocks proved disappointing during the period?

A. Not surprisingly, three of the fund's 10 worst performers were tied to the PC industry. Microsoft, Dell and Intel each suffered from declining demand for PCs. People seem pretty content with the systems and applications they're currently using and not many are choosing to upgrade. Other poor performers during the period included Lucent Technologies and retailer Home Depot.

Q. What's your outlook, Jennifer?

A. It's pretty clear that the economy is slowing, and that should benefit growth stocks. Growth stocks typically grow faster in a sluggish economy than cyclical stocks. A lot of attention will be paid to Federal Reserve Board policy over the next few months, and a couple of rate cuts could help price-to-earnings ratios. I'll also be keeping a close eye on valuations in the technology sector. There are some good buys out there, but I'd like to see stock prices come down a little more before I overweight the technology sector.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to achieve capital appreciation by investing primarily in common stocks of companies with above-average growth characteristics

Start date: November 22, 1983

Size: as of November 30, 2000, more than $14.7 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Jennifer Uhrig on finding stocks that can grow against various economic backdrops:

"My overriding strategy in managing the fund is to find stocks that I think can grow their earnings faster than the overall market. Generally, this approach focuses on the fastest growing sectors such as technology. But in times of slower economic growth, stable - albeit slower - growth areas such as consumer nondurables and health care can offer good opportunities.

"As the economy started to slow in response to Fed rate increases, I added to the fund's investments in names such as Philip Morris, Coca-Cola, Procter & Gamble and HCA. These types of stocks typically don't grow as fast as their technology counterparts, but they have less sensitivity to the economy, so they tend to perform well when the economy slows. At the end of November, the fund had around 7% of its assets invested in consumer nondurable names and approximately 19% in health-related stocks.

"As for technology, as fundamentals deteriorated it became more difficult to find stocks with attractive prospects and valuations. In response, I became more selective and shifted my focus to companies in high-growth areas that I felt would emerge as long-term winners. This led me to data storage names such as Veritas Software, and to software companies such as BEA Systems and VeriSign. While these stocks had relatively high valuations, I felt they were the leaders in their industries and had the potential to grow in any economic environment."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	4.5	3.6
Cisco Systems, Inc.	4.3	4.4
Intel Corp.	3.7	4.5
General Electric Co.	3.5	2.9
EMC Corp.	3.2	1.5
Microsoft Corp.	2.6	1.2
Sun Microsystems, Inc.	2.5	1.0
Merck & Co., Inc.	2.1	1.0
International Business Machines Corp.	1.9	1.6
Eli Lilly & Co.	1.8	2.0
	30.1
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	34.1	43.1
Health	19.0	14.2
Finance	9.6	9.2
Nondurables	7.0	3.4
Media & Leisure	5.3	7.6
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 95.6%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 4.4%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	7.7%	** Foreign investments	12.0%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 1.3%
BFGoodrich Co.	1,312,300	$ 49,703
Boeing Co.	1,361,220	94,009
Textron, Inc.	131,500	6,657
United Technologies Corp.	651,700	46,149
TOTAL AEROSPACE & DEFENSE		196,518
BASIC INDUSTRIES - 1.6%
Chemicals & Plastics - 0.7%
Cytec Industries, Inc. (a)	476,200	16,459
Dow Chemical Co.	681,600	20,831
E.I. du Pont de Nemours and Co.	595,800	25,210
Lyondell Chemical Co.	352,800	4,763
Pharmacia Corp.	678,800	41,407
		108,670
Metals & Mining - 0.2%
CommScope, Inc. (a)	1,077,100	18,243
Martin Marietta Materials, Inc.	122,400	4,820
		23,063
Paper & Forest Products - 0.7%
Kimberly-Clark Corp.	1,382,700	96,703
TOTAL BASIC INDUSTRIES		228,436
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.1%
Vulcan Materials Co.	297,900	12,772
Engineering - 0.2%
Fluor Corp.	496,620	18,127
Stolt Offshore SA (a)	1,496,400	13,655
Stolt Offshore SA Class A sponsored ADR (a)	175,300	1,622
		33,404
TOTAL CONSTRUCTION & REAL ESTATE		46,176
DURABLES - 1.0%
Consumer Durables - 0.3%
Minnesota Mining & Manufacturing Co.	491,100	49,049
Consumer Electronics - 0.7%
Gemstar-TV Guide International, Inc. (a)	591,200	24,054
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - continued
Consumer Electronics - continued
General Motors Corp. Class H	1,160,300	$ 25,225
Maytag Corp.	430,240	12,316
Pioneer Corp.	162,000	5,196
Sanyo Electric Co. Ltd.	699,000	5,466
Sony Corp.	433,400	32,288
		104,545
TOTAL DURABLES		153,594
ENERGY - 5.3%
Energy Services - 2.9%
Baker Hughes, Inc.	2,070,630	68,460
BJ Services Co. (a)	955,370	50,873
Coflexip SA sponsored ADR	789,900	45,419
Diamond Offshore Drilling, Inc.	96,800	2,922
ENSCO International, Inc.	612,900	14,901
Global Industries Ltd. (a)	1,620,500	16,408
Global Marine, Inc. (a)	19,100	419
R&B Falcon Corp. (a)	1,262,300	23,984
Santa Fe International Corp.	685,300	16,918
Schlumberger Ltd. (NY Shares)	902,300	55,943
Smith International, Inc. (a)	739,200	42,920
Transocean Sedco Forex, Inc.	783,800	31,254
Varco International, Inc. (a)	1,208,900	19,116
Weatherford International, Inc.	1,130,500	37,660
		427,197
Oil & Gas - 2.4%
Apache Corp.	340,000	17,765
Burlington Resources, Inc.	688,000	28,079
Exxon Mobil Corp.	1,937,000	170,456
Grant Prideco, Inc. (a)	1,455,900	20,565
National-Oilwell, Inc. (a)	1,439,300	45,878
Newfield Exploration Co. (a)	1,030,600	37,617
Noble Affiliates, Inc.	999,300	37,224
		357,584
TOTAL ENERGY		784,781
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - 9.6%
Banks - 1.4%
Bank One Corp.	5,169,200	$ 185,122
Sumitomo Trust & Banking Ltd.	2,111,000	14,574
		199,696
Credit & Other Finance - 0.9%
American Express Co.	739,912	40,649
Associates First Capital Corp. Class A	559,800	19,768
Citigroup, Inc.	1,449,766	72,216
		132,633
Federal Sponsored Credit - 1.7%
Fannie Mae	1,836,500	145,084
Freddie Mac	1,675,500	101,263
		246,347
Insurance - 3.8%
ACE Ltd.	1,277,300	50,453
AFLAC, Inc.	750,000	52,781
Allstate Corp.	601,600	23,011
AMBAC Financial Group, Inc.	311,600	23,798
American International Group, Inc.	1,318,568	127,819
Everest Re Group Ltd.	878,200	52,857
Hartford Financial Services Group, Inc.	694,650	49,146
PartnerRe Ltd.	384,200	20,267
The Chubb Corp.	568,290	46,316
The St. Paul Companies, Inc.	720,600	36,120
XL Capital Ltd. Class A	1,055,070	84,208
		566,776
Securities Industry - 1.8%
Charles Schwab Corp.	2,716,900	75,224
Daiwa Securities Group, Inc.	5,233,000	55,236
Nikko Securities Co. Ltd.	7,977,000	61,362
Nomura Securities Co. Ltd.	3,623,000	76,484
		268,306
TOTAL FINANCE		1,413,758
HEALTH - 19.0%
Drugs & Pharmaceuticals - 15.2%
Abgenix, Inc. (a)	698,900	34,115
Alkermes, Inc. (a)	980,600	29,295
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Allergan, Inc.	716,600	$ 66,509
American Home Products Corp.	981,400	59,007
Andrx Corp. - Andrx Group (a)	243,000	17,340
Bristol-Myers Squibb Co.	3,263,300	226,187
Cambridge Antibody Technology Group PLC (a)	559,855	23,164
Elan Corp. PLC sponsored ADR (a)	1,743,380	94,034
Eli Lilly & Co.	2,773,400	259,833
Exelixis, Inc.	261,000	3,785
Genentech, Inc. (a)	696,300	47,392
Geneva Proteomics (a)(c)	664,000	3,652
Human Genome Sciences, Inc. (a)	744,400	46,292
Medarex, Inc. (a)	832,300	30,171
Merck & Co., Inc.	3,251,800	301,401
Millennium Pharmaceuticals, Inc. (a)	1,233,100	59,882
Pfizer, Inc.	15,027,825	665,921
Protein Design Labs, Inc. (a)	394,500	30,475
Schering-Plough Corp.	3,219,800	180,510
Serono SA sponsored ADR (a)	610,000	13,039
Shire Pharmaceuticals Group PLC ADR (a)	770,400	35,150
Watson Pharmaceuticals, Inc. (a)	303,200	13,947
		2,241,101
Medical Equipment & Supplies - 2.4%
Abbott Laboratories	881,800	48,554
Cardinal Health, Inc.	1,112,300	111,160
Guidant Corp. (a)	281,200	15,167
Johnson & Johnson	826,700	82,670
McKesson HBOC, Inc.	754,900	24,817
Medtronic, Inc.	1,405,600	74,848
		357,216
Medical Facilities Management - 1.4%
HCA - The Healthcare Co.	1,527,100	63,279
Health Management Associates, Inc. Class A (a)	2,437,500	51,949
HEALTHSOUTH Corp. (a)	1,933,900	26,954
Tenet Healthcare Corp.	1,371,000	58,353
		200,535
TOTAL HEALTH		2,798,852
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - 3.5%
Electrical Equipment - 3.5%
Aura Systems, Inc. warrants 5/31/05 (a)	37	$ 0
General Electric Co.	10,368,100	513,869
MEDIA & LEISURE - 5.3%
Broadcasting - 2.2%
AT&T Corp. - Liberty Media Group Class A (a)	2,473,720	33,550
Clear Channel Communications, Inc. (a)	815,800	41,198
Comcast Corp. Class A (special) (a)	2,046,200	78,651
Cox Communications, Inc. Class A (a)	1,077,700	42,906
Mediacom Communications Corp. Class A	808,600	11,624
NTL, Inc. (a)	550,950	15,013
Time Warner, Inc.	1,151,498	71,393
United Pan-Europe Communications NV sponsored ADR (a)	1,446,600	16,998
UnitedGlobalCom, Inc. Class A (a)	789,600	11,943
		323,276
Entertainment - 1.0%
Fox Entertainment Group, Inc. Class A (a)	716,600	11,466
Viacom, Inc. Class B (non-vtg.) (a)	2,085,090	106,600
Walt Disney Co.	797,800	23,086
		141,152
Leisure Durables & Toys - 0.3%
Harley-Davidson, Inc.	1,100,100	49,986
Lodging & Gaming - 0.2%
Harrah's Entertainment, Inc. (a)	1,212,500	33,950
Restaurants - 1.6%
Brinker International, Inc. (a)	1,680,100	68,674
Darden Restaurants, Inc.	2,477,000	65,331
McDonald's Corp.	2,621,400	83,557
Tricon Global Restaurants, Inc. (a)	588,500	21,186
		238,748
TOTAL MEDIA & LEISURE		787,112
NONDURABLES - 7.0%
Beverages - 2.5%
Coca-Cola Enterprises, Inc.	2,045,500	44,873
Pepsi Bottling Group, Inc.	1,851,600	72,328
The Coca-Cola Co.	4,060,500	254,289
		371,490
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - continued
Foods - 1.0%
American Italian Pasta Co. Class A (a)	473,800	$ 10,809
PepsiCo, Inc.	2,221,100	100,782
Quaker Oats Co.	333,450	28,989
		140,580
Household Products - 1.8%
Avon Products, Inc.	1,023,200	42,591
Colgate-Palmolive Co.	984,400	57,834
Gillette Co.	1,530,600	51,849
Procter & Gamble Co.	1,440,740	107,875
		260,149
Tobacco - 1.7%
Philip Morris Companies, Inc.	6,591,500	251,713
TOTAL NONDURABLES		1,023,932
RETAIL & WHOLESALE - 3.1%
Drug Stores - 1.3%
CVS Corp.	1,343,040	76,385
Walgreen Co.	2,516,450	112,139
		188,524
General Merchandise Stores - 1.1%
Wal-Mart Stores, Inc.	3,230,700	168,602
Retail & Wholesale, Miscellaneous - 0.7%
Home Depot, Inc.	2,523,650	98,896
TOTAL RETAIL & WHOLESALE		456,022
SERVICES - 0.0%
Jupiter Media Metrix, Inc. (a)	644,700	6,004
TECHNOLOGY - 34.1%
Communications Equipment - 6.3%
Ciena Corp. (a)	582,700	44,249
Cisco Systems, Inc. (a)	13,293,000	636,402
Comverse Technology, Inc. (a)	463,600	39,957
Corning, Inc.	1,047,300	61,267
Lucent Technologies, Inc.	222,292	3,459
Nokia AB sponsored ADR	11,700	500
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Communications Equipment - continued
Nortel Networks Corp.	3,170,970	$ 119,704
Telefonaktiebolaget LM Ericsson sponsored ADR	1,840,900	20,940
		926,478
Computer Services & Software - 9.6%
Adobe Systems, Inc.	972,200	61,613
Affymetrix, Inc. (a)	132,600	7,823
America Online, Inc. (a)	1,627,200	66,081
Art Technology Group, Inc. (a)	855,400	24,539
Automatic Data Processing, Inc.	1,066,500	70,389
BEA Systems, Inc. (a)	1,688,000	98,854
Cadence Design Systems, Inc. (a)	1,119,600	26,241
Check Point Software Technologies Ltd. (a)	521,700	53,539
Critical Path, Inc. (a)	482,100	10,184
Electronic Arts, Inc. (a)	1,461,100	52,143
Exodus Communications, Inc. (a)	455,600	10,365
Internap Network Services Corp.	1,122,760	12,350
Intuit, Inc. (a)	836,300	38,104
Microsoft Corp. (a)	6,566,100	376,730
Openwave Systems, Inc. (a)	830,300	37,882
Oracle Corp. (a)	7,424,800	196,757
PeopleSoft, Inc. (a)	1,379,400	45,865
StorageNetworks, Inc.	30,500	896
Synopsys, Inc. (a)	1,154,100	45,010
Travelocity.com, Inc. (a)	393,200	4,669
VeriSign, Inc. (a)	741,612	64,288
VERITAS Software Corp. (a)	1,048,200	102,265
		1,406,587
Computers & Office Equipment - 11.0%
Brocade Communications Systems, Inc. (a)	457,100	76,764
CacheFlow, Inc.	191,300	7,772
CDW Computer Centers, Inc. (a)	1,278,000	58,548
Dell Computer Corp. (a)	6,454,300	124,245
EMC Corp. (a)	6,341,164	471,624
Gateway, Inc. (a)	260,000	4,940
Hewlett-Packard Co.	1,872,400	59,215
International Business Machines Corp.	2,994,800	280,014
Lexmark International Group, Inc. Class A (a)	1,867,700	85,914
Quantum Corp. - Hard Disk Drive Group (a)	1,298,500	11,362
SCI Systems, Inc. (a)	2,546,500	68,278
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computers & Office Equipment - continued
Sun Microsystems, Inc. (a)	4,926,900	$ 374,752
Western Digital Corp. (a)	1,211,600	3,938
		1,627,366
Electronic Instruments - 0.5%
Agilent Technologies, Inc.	1,215,370	63,427
Varian, Inc. (a)	295,800	9,392
		72,819
Electronics - 6.7%
Celestica, Inc. (sub. vtg.) (a)	652,200	34,311
Intel Corp.	14,492,700	551,628
LSI Logic Corp. (a)	894,300	16,097
Mitsubishi Electric Corp.	7,983,000	52,005
Motorola, Inc.	1,523,000	30,555
Sanmina Corp. (a)	645,500	49,219
Solectron Corp. (a)	1,399,700	39,192
Texas Instruments, Inc.	5,909,100	220,483
		993,490
TOTAL TECHNOLOGY		5,026,740
TRANSPORTATION - 0.9%
Air Transportation - 0.2%
Southwest Airlines Co.	736,300	23,239
Railroads - 0.7%
Burlington Northern Santa Fe Corp.	1,119,300	28,332
Canadian National Railway Co.	975,700	30,620
Union Pacific Corp.	1,044,050	48,548
		107,500
TOTAL TRANSPORTATION		130,739
UTILITIES - 3.6%
Cellular - 2.3%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	2,460,400	65,201
China Unicom Ltd. sponsored ADR (a)	2,579,100	36,430
Nextel Communications, Inc. Class A (a)	2,279,290	70,658
QUALCOMM, Inc. (a)	758,700	60,886
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Cellular - continued
Sprint Corp. - PCS Group Series 1 (a)	2,515,200	$ 57,064
Vodafone Group PLC	15,709,007	53,803
		344,042
Electric Utility - 0.4%
AES Corp. (a)	800,200	41,510
Calpine Corp. (a)	221,500	7,863
		49,373
Telephone Services - 0.9%
McLeodUSA, Inc. Class A (a)	2,712,400	36,787
Metromedia Fiber Network, Inc. Class A (a)	3,162,700	36,964
Sprint Corp. - FON Group	698,500	16,066
TeraBeam Networks (a)(c)	47,600	179
Time Warner Telecom, Inc. Class A (a)	667,400	31,952
WorldCom, Inc. (a)	928,000	13,862
		135,810
TOTAL UTILITIES		529,225
TOTAL COMMON STOCKS (Cost $12,236,710)		14,095,758
Convertible Preferred Stocks - 0.0%

TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (a)(c) (Cost $1,250)	72,500	1,250
Cash Equivalents - 4.6%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.57% (b)	632,022,687	$ 632,023
Fidelity Securities Lending Cash Central Fund, 6.63% (b)	45,817,604	45,818
TOTAL CASH EQUIVALENTS (Cost $677,841)		677,841
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $12,915,801)		14,774,849
NET OTHER ASSETS - (0.2)%		(35,607)
NET ASSETS - 100%		$ 14,739,242
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 1,250
Geneva Proteomics	7/7/00	$ 3,652
TeraBeam Networks	4/7/00	$ 179
Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income
tax purposes was $13,122,669,000.
Net unrealized appreciation aggregated $1,652,180,000, of which $3,234,125,000 related to appreciated investment securities and $1,581,945,000 related to depreciated investment securities.

The fund hereby designates approximately $643,130,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $156,852,000 of losses recognized during the period November 1, 2000 to November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2000
Assets
Investment in securities, at value (cost $12,915,801) - See accompanying schedule		$ 14,774,849
Receivable for investments sold		328,710
Receivable for fund shares sold		20,882
Dividends receivable		9,230
Interest receivable		3,945
Other receivables		134
Total assets		15,137,750
Liabilities
Payable for investments purchased	$ 291,490
Payable for fund shares redeemed	42,808
Accrued management fee	7,554
Distribution fees payable	7,090
Other payables and accrued expenses	3,748
Collateral on securities loaned, at value	45,818
Total liabilities		398,508
Net Assets		$ 14,739,242
Net Assets consist of:
Paid in capital		$ 12,254,811
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		625,396
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,859,035
Net Assets		$ 14,739,242

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($655,622 ÷ 10,548 shares)	$62.16
Maximum offering price per share (100/94.25 of $62.16)	$65.95
Class T: Net Asset Value and redemption price per share ($9,168,821 ÷ 145,807 shares)	$62.88
Maximum offering price per share (100/96.50 of $62.88)	$65.16
Class B: Net Asset Value and offering price per share ($2,269,024 ÷ 37,239 shares) A	$60.93
Class C: Net Asset Value, offering price and redemption price per share ($900,747 ÷ 14,587 shares) A	$61.75
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,745,028 ÷ 27,082 shares)	$64.43

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Dividends		$ 85,450
Interest		19,277
Security lending		788
Total income		105,515
Expenses
Management fee	$ 87,873
Transfer agent fees	29,075
Distribution fees	81,513
Accounting and security lending fees	1,110
Non-interested trustees' compensation	69
Custodian fees and expenses	496
Registration fees	2,035
Audit	65
Legal	58
Miscellaneous	78
Total expenses before reductions	202,372
Expense reductions	(2,219)	200,153
Net investment income (loss)		(94,638)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	671,074
Foreign currency transactions	27	671,101
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,394,861)
Assets and liabilities in foreign currencies	(17)	(1,394,878)
Net gain (loss)		(723,777)
Net increase (decrease) in net assets resulting from operations		$ (818,415)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (94,638)	$ (37,705)
Net realized gain (loss)	671,101	1,147,901
Change in net unrealized appreciation (depreciation)	(1,394,878)	1,476,079
Net increase (decrease) in net assets resulting from operations	(818,415)	2,586,275
Distributions to shareholders
From net realized gain	(946,336)	(801,608)
Share transactions - net increase (decrease)	4,772,923	3,208,668
Total increase (decrease) in net assets	3,008,172	4,993,335
Net Assets
Beginning of period	11,731,070	6,737,735
End of period	$ 14,739,242	$ 11,731,070

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998	1997	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 69.26	$ 58.14	$ 51.69	$ 44.80	$ 39.47
Income from Investment Operations
Net investment income (loss) E	(.26)	(.14)	(.13)	(.06)	.04
Net realized and unrealized gain (loss)	(1.18)	18.28	12.76	8.54	5.29
Total from investment operations	(1.44)	18.14	12.63	8.48	5.33
Less Distributions
From net investment income	-	-	(.03)	(.36)	-
From net realized gain	(5.66)	(7.02)	(6.15)	(1.23)	-
Total distributions	(5.66)	(7.02)	(6.18)	(1.59)	-
Net asset value, end of period	$ 62.16	$ 69.26	$ 58.14	$ 51.69	$ 44.80
Total Return B, C	(2.63)%	34.67%	28.21%	19.73%	13.50%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 656	$ 403	$ 92	$ 29	$ 4
Ratio of expenses to average net assets	1.08%	1.09%	1.12%	1.32% G	1.52% A, D, G
Ratio of expenses to average net assets after expense reductions	1.06% H	1.08% H	1.10% H	1.30% H	1.50% A, H
Ratio of net investment income (loss) to average net assets	(.37)%	(.23)%	(.26)%	(.12)%	.38% A
Portfolio turnover rate	99%	82%	122%	108%	76%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Limited in accordance with a state expense limitation.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of Class A shares) to November 30, 1996.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 69.95	$ 58.59	$ 51.97	$ 44.81	$ 39.83
Income from Investment Operations
Net investment income (loss) C	(.41)	(.27)	(.21)	(.04)	.22
Net realized and unrealized gain (loss)	(1.19)	18.49	12.87	8.60	6.90
Total from investment operations	(1.60)	18.22	12.66	8.56	7.12
Less Distributions
From net investment income	-	-	-	(.17)	(.03)
From net realized gain	(5.47)	(6.86)	(6.04)	(1.23)	(2.11)
Total distributions	(5.47)	(6.86)	(6.04)	(1.40)	(2.14)
Net asset value, end of period	$ 62.88	$ 69.95	$ 58.59	$ 51.97	$ 44.81
Total Return A, B	(2.83)%	34.44%	28.00%	19.81%	19.00%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 9,169	$ 8,047	$ 5,187	$ 4,206	$ 3,537
Ratio of expenses to average net assets	1.28%	1.29%	1.29%	1.31% D	1.36%
Ratio of expenses to average net assets after expense reductions	1.26% E	1.28% E	1.27% E	1.29% E	1.34% E
Ratio of net investment income (loss) to average net assets	(.57)%	(.43)%	(.41)%	(.08)%	.54%
Portfolio turnover rate	99%	82%	122%	108%	76%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

D FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 68.19	$ 57.50	$ 51.41	$ 41.81
Income from Investment Operations
Net investment income (loss) D	(.79)	(.60)	(.52)	(.32)
Net realized and unrealized gain (loss)	(1.11)	18.08	12.68	9.95
Total from investment operations	(1.90)	17.48	12.16	9.63
Less Distributions
From net realized gain	(5.36)	(6.79)	(6.07)	(.03)
Net asset value, end of period	$ 60.93	$ 68.19	$ 57.50	$ 51.41
Total Return B, C	(3.37)%	33.69%	27.27%	23.05%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 2,269	$ 1,396	$ 307	$ 71
Ratio of expenses to average net assets	1.84%	1.85%	1.88%	1.93% A, F
Ratio of expenses to average net assets after expense reductions	1.83% G	1.84% G	1.85% G	1.90% A, G
Ratio of net investment income (loss) to average net assets	(1.14)%	(.98)%	(1.01)%	(.73)% A
Portfolio turnover rate	99%	82%	122%	108%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Class B shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 69.07	$ 58.24	$ 51.95	$ 51.84
Income from Investment Operations
Net investment income (loss) D	(.78)	(.60)	(.54)	(.02)
Net realized and unrealized gain (loss)	(1.13)	18.32	12.87	.13
Total from investment operations	(1.91)	17.72	12.33	.11
Less Distributions
From net realized gain	(5.41)	(6.89)	(6.04)	-
Net asset value, end of period	$ 61.75	$ 69.07	$ 58.24	$ 51.95
Total Return B, C	(3.34)%	33.72%	27.30%	0.21%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 901	$ 436	$ 64	$ 1
Ratio of expenses to average net assets	1.81%	1.82%	1.89%	1.95% A, F
Ratio of expenses to average net assets after expense reductions	1.80% G	1.81% G	1.86% G	1.89% A, G
Ratio of net investment income (loss) to average net assets	(1.11)%	(.96)%	(1.03)%	(.82)% A
Portfolio turnover rate	99%	82%	122%	108%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 71.49	$ 59.71	$ 52.86	$ 45.52	$ 40.39
Income from Investment Operations
Net investment income (loss) B	(.05)	.05	.06	.22	.45
Net realized and unrealized gain (loss)	(1.24)	18.86	13.08	8.72	7.00
Total from investment operations	(1.29)	18.91	13.14	8.94	7.45
Less Distributions
From net investment income	-	-	(.05)	(.37)	(.21)
From net realized gain	(5.77) D	(7.13)	(6.24)	(1.23)	(2.11)
Total distributions	(5.77)	(7.13)	(6.29)	(1.60)	(2.32)
Net asset value, end of period	$ 64.43	$ 71.49	$ 59.71	$ 52.86	$ 45.52
Total Return A	(2.33)%	35.16%	28.67%	20.46%	19.68%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,745	$ 1,448	$ 1,088	$ 1,032	$ 1,324
Ratio of expenses to average net assets	.77%	.78%	.76%	.77%	.79%
Ratio of expenses to average net assets after expense reductions	.75% C	.77% C	.74% C	.75% C	.77% C
Ratio of net investment income (loss) to average net assets	(.06)%	.08%	.12%	.46%	1.11%
Portfolio turnover rate	99%	82%	122%	108%	76%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

D The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Equity Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses, losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $5,081,000 or .03% of net assets.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $18,055,298,000 and $14,742,258,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .57% of average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 1,558,000	$ 1,000
Class T	49,969,000	327,000
Class B	21,893,000	16,420,000
Class C	8,093,000	4,988,000
	$ 81,513,000	$ 21,736,000

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 3,559,000	$ 1,708,000
Class T	5,069,000	1,804,000
Class B	4,489,000	4,489,000 *
Class C	280,000	280,000 *
	$ 13,397,000	$ 8,281,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,424,000.23
Class T	17,869,000.18
Class B	5,293,000.24
Class C	1,721,000.21
Institutional Class	2,768,000.17
	$ 29,075,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $842,000 for the period.

Annual Report

Notes to Financial Statements - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $44,313,000. The fund received cash collateral of $45,818,000 which was invested in cash equivalents. Cash collateral includes $556,000 received for unsettled security loans.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,202,000 under this arrangement.

In addition, through an arrangement with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, each applicable class' expenses were reduced as follows under the transfer agent arrangements:

Transfer Agent Credits
Class A	$ 6,000
Class T	9,000
Institutional Class	2,000
$ 17,000

Annual Report

Notes to Financial Statements - continued

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2000	1999
From net realized gain
Class A	$ 34,488	$ 11,749
Class T	642,707	611,659
Class B	114,510	38,743
Class C	36,735	8,557
Institutional Class	117,896	130,900
Total	$ 946,336	$ 801,608

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
Amounts in thousands	2000	1999	2000	1999

Class A Shares sold	6,947	5,209	$ 496,472	$ 322,503
Reinvestment of distributions	478	208	32,062	11,343
Shares redeemed	(2,698)	(1,170)	(191,359)	(74,185)
Net increase (decrease)	4,727	4,247	$ 337,175	$ 259,661
Class T Shares sold	58,339	46,663	$ 4,221,880	$ 2,907,843
Reinvestment of distributions	8,957	10,473	608,732	576,282
Shares redeemed	(36,538)	(30,625)	(2,633,837)	(1,896,299)
Net increase (decrease)	30,758	26,511	$ 2,196,775	$ 1,587,826
Class B Shares sold	19,122	16,064	$ 1,344,353	$ 981,876
Reinvestment of distributions	1,553	665	102,838	35,866
Shares redeemed	(3,913)	(1,585)	(274,459)	(97,048)
Net increase (decrease)	16,762	15,144	$ 1,172,732	$ 920,694
Class C Shares sold	9,763	7,096	$ 696,138	$ 441,106
Reinvestment of distributions	454	141	30,441	7,730
Shares redeemed	(1,949)	(2,021)	(137,736)	(125,985)
Net increase (decrease)	8,268	5,216	$ 588,843	$ 322,851
Institutional Class Shares sold	14,181	6,381	$ 1,026,863	$ 402,507
Reinvestment of distributions	1,366	1,855	94,633	103,777
Shares redeemed	(8,716)	(6,204)	(644,098)	(388,648)
Net increase (decrease)	6,831	2,032	$ 477,398	$ 117,636

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Equity Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/26/00	12/22/00	-	$3.40
	1/8/01	1/5/01	-	$.05
Class T	12/26/00	12/22/00	-	$3.40
	1/8/01	1/5/01	-	$.05
Class B	12/26/00	12/22/00	-	$3.40
	1/8/01	1/5/01	-	$.05
Class C	12/26/00	12/22/00	-	$3.40
	1/8/01	1/5/01	-	$.05

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 14%, 15%, 16% and 15% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Jennifer Uhrig, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
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Prime Fund
Tax-Exempt Fund
Treasury Fund

EPG-ANN-0101 122060
1.539469.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Equity Growth

Fund - Institutional Class

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market value.
Financial Statements	20	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	29	Notes to the financial statements.
Independent Auditors' Report	38	The auditors' opinion.
Distributions	39

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Equity Growth Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Adv Equity Growth - Inst CL	-2.33%	144.88%	678.19%
Russell 3000 ® Growth	-11.70%	127.42%	404.54%
Growth Funds Average	-1.25%	114.99%	377.26%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Russell 3000 Growth Index - a market capitalization-weighted index of U.S. domiciled growth-oriented stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Growth - Inst CL	-2.33%	19.62%	22.77%
Russell 3000 Growth	-11.70%	17.86%	17.57%
Growth Funds Average	-1.25%	16.11%	16.47%

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Growth Fund - Institutional Class on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $77,819 - a 678.19% increase on the initial investment. For comparison, look at how the Russell 3000 Growth Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $50,454 - a 404.54% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2000, the one year, five year and 10 year cumulative total returns for the multi-cap growth funds average were, 0.35%, 132.27% and 462.65%, respectively; and the one year, five year and 10 year average annual total returns were, 0.35%, 17.93% and 18.43%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Jennifer Uhrig, Portfolio Manager of Fidelity Advisor Equity Growth Fund

Q. How did the fund perform, Jennifer?

A. For the 12 months that ended November 30, 2000, the fund's Institutional Class shares returned -2.33%. This compared favorably to the Russell 3000 Growth Index, which returned -11.70%. The growth funds average, as tracked by Lipper Inc., returned -1.25%.

Q. Why did the fund outperform the index during the period but trail its peers?

A. The fund's underweighting in technology relative to the Russell 3000 index helped. Technology stocks could do no wrong throughout 1999, but finally succumbed to a severe pricing correction in March. As a result, tech stocks - as measured by the NASDAQ Index - were down more than 36% from the beginning of 2000 to the end of November. The fund's performance versus its Lipper peers, however, was a different story. Relative to its competitors, the fund had more exposure to the smaller- and medium-cap technology names that bore the brunt of the correction. In terms of stock selection, several of the fund's investments in both the health and finance sectors contributed positively.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What was your strategy within the technology sector?

A. My approach changed as the period evolved, mostly due to deteriorating fundamentals in the new economy sectors - including telecommunications, semiconductors and wireless - as well as weakened demand for PCs. The fund's stake in leading chipmaker Intel - which is leveraged to both the semiconductor and PC areas - provided a good illustration of how quickly things changed. Six months ago, Intel was the fund's best individual performer. At the close of this period, Intel was the fund's third-worst performer, as slowing PC demand hurt microprocessor orders. During the second half of the period, I became more selective and focused on companies that I felt would be new economy survivors. This led me to areas such as data storage, Internet software and optical networking companies. While the valuations for many of these stocks were still expensive, I felt their long term potential for growth was promising.

Q. Together, health and finance stocks represented just over 28% of the fund's total assets. Where did you find opportunities?

A. Within the health sector, I was attracted to pharmaceutical, hospital and biotechnology stocks. The fund's investments in drug stocks such as Eli Lilly and Warner-Lambert - which was taken over by Pfizer - performed well as investors sought refuge from the technology correction. Hospital-related names such as HCA Healthcare, Tenet Healthcare and Health Management Associates all rose in value. I also ramped up the fund's exposure to biotechnology stocks, particularly those involved in genomics. Biotech stocks that fared well for the fund included Millennium Pharmaceuticals and Genentech. The big winners within the fund's finance portfolio during the period were property and casualty insurance stocks, which benefited from signs of better product pricing. American International Group, XL Capital and ACE Ltd., among others, were positive contributors.

Q. Which stocks proved disappointing during the period?

A. Not surprisingly, three of the fund's 10 worst performers were tied to the PC industry. Microsoft, Dell and Intel each suffered from declining demand for PCs. People seem pretty content with the systems and applications they're currently using and not many are choosing to upgrade. Other poor performers during the period included Lucent Technologies and retailer Home Depot.

Q. What's your outlook, Jennifer?

A. It's pretty clear that the economy is slowing, and that should benefit growth stocks. Growth stocks typically grow faster in a sluggish economy than cyclical stocks. A lot of attention will be paid to Federal Reserve Board policy over the next few months, and a couple of rate cuts could help price-to-earnings ratios. I'll also be keeping a close eye on valuations in the technology sector. There are some good buys out there, but I'd like to see stock prices come down a little more before I overweight the technology sector.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to achieve capital appreciation by investing primarily in common stocks of companies with above-average growth characteristics

Start date: November 22, 1983

Size: as of November 30, 2000, more than $14.7 billion

Manager: Jennifer Uhrig, since 1997; joined Fidelity in 1987

3

Jennifer Uhrig on finding stocks that can grow against various economic backdrops:

"My overriding strategy in managing the fund is to find stocks that I think can grow their earnings faster than the overall market. Generally, this approach focuses on the fastest growing sectors such as technology. But in times of slower economic growth, stable - albeit slower - growth areas such as consumer nondurables and health care can offer good opportunities.

"As the economy started to slow in response to Fed rate increases, I added to the fund's investments in names such as Philip Morris, Coca-Cola, Procter & Gamble and HCA. These types of stocks typically don't grow as fast as their technology counterparts, but they have less sensitivity to the economy, so they tend to perform well when the economy slows. At the end of November, the fund had around 7% of its assets invested in consumer nondurable names and approximately 19% in health-related stocks.

"As for technology, as fundamentals deteriorated it became more difficult to find stocks with attractive prospects and valuations. In response, I became more selective and shifted my focus to companies in high-growth areas that I felt would emerge as long-term winners. This led me to data storage names such as Veritas Software, and to software companies such as BEA Systems and VeriSign. While these stocks had relatively high valuations, I felt they were the leaders in their industries and had the potential to grow in any economic environment."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Pfizer, Inc.	4.5	3.6
Cisco Systems, Inc.	4.3	4.4
Intel Corp.	3.7	4.5
General Electric Co.	3.5	2.9
EMC Corp.	3.2	1.5
Microsoft Corp.	2.6	1.2
Sun Microsystems, Inc.	2.5	1.0
Merck & Co., Inc.	2.1	1.0
International Business Machines Corp.	1.9	1.6
Eli Lilly & Co.	1.8	2.0
	30.1
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	34.1	43.1
Health	19.0	14.2
Finance	9.6	9.2
Nondurables	7.0	3.4
Media & Leisure	5.3	7.6
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 95.6%		Stocks 99.7%
	Short-Term Investments and Net Other Assets 4.4%		Short-Term Investments and Net Other Assets 0.3%
* Foreign investments	7.7%	** Foreign investments	12.0%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 95.6%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 1.3%
BFGoodrich Co.	1,312,300	$ 49,703
Boeing Co.	1,361,220	94,009
Textron, Inc.	131,500	6,657
United Technologies Corp.	651,700	46,149
TOTAL AEROSPACE & DEFENSE		196,518
BASIC INDUSTRIES - 1.6%
Chemicals & Plastics - 0.7%
Cytec Industries, Inc. (a)	476,200	16,459
Dow Chemical Co.	681,600	20,831
E.I. du Pont de Nemours and Co.	595,800	25,210
Lyondell Chemical Co.	352,800	4,763
Pharmacia Corp.	678,800	41,407
		108,670
Metals & Mining - 0.2%
CommScope, Inc. (a)	1,077,100	18,243
Martin Marietta Materials, Inc.	122,400	4,820
		23,063
Paper & Forest Products - 0.7%
Kimberly-Clark Corp.	1,382,700	96,703
TOTAL BASIC INDUSTRIES		228,436
CONSTRUCTION & REAL ESTATE - 0.3%
Building Materials - 0.1%
Vulcan Materials Co.	297,900	12,772
Engineering - 0.2%
Fluor Corp.	496,620	18,127
Stolt Offshore SA (a)	1,496,400	13,655
Stolt Offshore SA Class A sponsored ADR (a)	175,300	1,622
		33,404
TOTAL CONSTRUCTION & REAL ESTATE		46,176
DURABLES - 1.0%
Consumer Durables - 0.3%
Minnesota Mining & Manufacturing Co.	491,100	49,049
Consumer Electronics - 0.7%
Gemstar-TV Guide International, Inc. (a)	591,200	24,054
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - continued
Consumer Electronics - continued
General Motors Corp. Class H	1,160,300	$ 25,225
Maytag Corp.	430,240	12,316
Pioneer Corp.	162,000	5,196
Sanyo Electric Co. Ltd.	699,000	5,466
Sony Corp.	433,400	32,288
		104,545
TOTAL DURABLES		153,594
ENERGY - 5.3%
Energy Services - 2.9%
Baker Hughes, Inc.	2,070,630	68,460
BJ Services Co. (a)	955,370	50,873
Coflexip SA sponsored ADR	789,900	45,419
Diamond Offshore Drilling, Inc.	96,800	2,922
ENSCO International, Inc.	612,900	14,901
Global Industries Ltd. (a)	1,620,500	16,408
Global Marine, Inc. (a)	19,100	419
R&B Falcon Corp. (a)	1,262,300	23,984
Santa Fe International Corp.	685,300	16,918
Schlumberger Ltd. (NY Shares)	902,300	55,943
Smith International, Inc. (a)	739,200	42,920
Transocean Sedco Forex, Inc.	783,800	31,254
Varco International, Inc. (a)	1,208,900	19,116
Weatherford International, Inc.	1,130,500	37,660
		427,197
Oil & Gas - 2.4%
Apache Corp.	340,000	17,765
Burlington Resources, Inc.	688,000	28,079
Exxon Mobil Corp.	1,937,000	170,456
Grant Prideco, Inc. (a)	1,455,900	20,565
National-Oilwell, Inc. (a)	1,439,300	45,878
Newfield Exploration Co. (a)	1,030,600	37,617
Noble Affiliates, Inc.	999,300	37,224
		357,584
TOTAL ENERGY		784,781
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - 9.6%
Banks - 1.4%
Bank One Corp.	5,169,200	$ 185,122
Sumitomo Trust & Banking Ltd.	2,111,000	14,574
		199,696
Credit & Other Finance - 0.9%
American Express Co.	739,912	40,649
Associates First Capital Corp. Class A	559,800	19,768
Citigroup, Inc.	1,449,766	72,216
		132,633
Federal Sponsored Credit - 1.7%
Fannie Mae	1,836,500	145,084
Freddie Mac	1,675,500	101,263
		246,347
Insurance - 3.8%
ACE Ltd.	1,277,300	50,453
AFLAC, Inc.	750,000	52,781
Allstate Corp.	601,600	23,011
AMBAC Financial Group, Inc.	311,600	23,798
American International Group, Inc.	1,318,568	127,819
Everest Re Group Ltd.	878,200	52,857
Hartford Financial Services Group, Inc.	694,650	49,146
PartnerRe Ltd.	384,200	20,267
The Chubb Corp.	568,290	46,316
The St. Paul Companies, Inc.	720,600	36,120
XL Capital Ltd. Class A	1,055,070	84,208
		566,776
Securities Industry - 1.8%
Charles Schwab Corp.	2,716,900	75,224
Daiwa Securities Group, Inc.	5,233,000	55,236
Nikko Securities Co. Ltd.	7,977,000	61,362
Nomura Securities Co. Ltd.	3,623,000	76,484
		268,306
TOTAL FINANCE		1,413,758
HEALTH - 19.0%
Drugs & Pharmaceuticals - 15.2%
Abgenix, Inc. (a)	698,900	34,115
Alkermes, Inc. (a)	980,600	29,295
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Allergan, Inc.	716,600	$ 66,509
American Home Products Corp.	981,400	59,007
Andrx Corp. - Andrx Group (a)	243,000	17,340
Bristol-Myers Squibb Co.	3,263,300	226,187
Cambridge Antibody Technology Group PLC (a)	559,855	23,164
Elan Corp. PLC sponsored ADR (a)	1,743,380	94,034
Eli Lilly & Co.	2,773,400	259,833
Exelixis, Inc.	261,000	3,785
Genentech, Inc. (a)	696,300	47,392
Geneva Proteomics (a)(c)	664,000	3,652
Human Genome Sciences, Inc. (a)	744,400	46,292
Medarex, Inc. (a)	832,300	30,171
Merck & Co., Inc.	3,251,800	301,401
Millennium Pharmaceuticals, Inc. (a)	1,233,100	59,882
Pfizer, Inc.	15,027,825	665,921
Protein Design Labs, Inc. (a)	394,500	30,475
Schering-Plough Corp.	3,219,800	180,510
Serono SA sponsored ADR (a)	610,000	13,039
Shire Pharmaceuticals Group PLC ADR (a)	770,400	35,150
Watson Pharmaceuticals, Inc. (a)	303,200	13,947
		2,241,101
Medical Equipment & Supplies - 2.4%
Abbott Laboratories	881,800	48,554
Cardinal Health, Inc.	1,112,300	111,160
Guidant Corp. (a)	281,200	15,167
Johnson & Johnson	826,700	82,670
McKesson HBOC, Inc.	754,900	24,817
Medtronic, Inc.	1,405,600	74,848
		357,216
Medical Facilities Management - 1.4%
HCA - The Healthcare Co.	1,527,100	63,279
Health Management Associates, Inc. Class A (a)	2,437,500	51,949
HEALTHSOUTH Corp. (a)	1,933,900	26,954
Tenet Healthcare Corp.	1,371,000	58,353
		200,535
TOTAL HEALTH		2,798,852
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - 3.5%
Electrical Equipment - 3.5%
Aura Systems, Inc. warrants 5/31/05 (a)	37	$ 0
General Electric Co.	10,368,100	513,869
MEDIA & LEISURE - 5.3%
Broadcasting - 2.2%
AT&T Corp. - Liberty Media Group Class A (a)	2,473,720	33,550
Clear Channel Communications, Inc. (a)	815,800	41,198
Comcast Corp. Class A (special) (a)	2,046,200	78,651
Cox Communications, Inc. Class A (a)	1,077,700	42,906
Mediacom Communications Corp. Class A	808,600	11,624
NTL, Inc. (a)	550,950	15,013
Time Warner, Inc.	1,151,498	71,393
United Pan-Europe Communications NV sponsored ADR (a)	1,446,600	16,998
UnitedGlobalCom, Inc. Class A (a)	789,600	11,943
		323,276
Entertainment - 1.0%
Fox Entertainment Group, Inc. Class A (a)	716,600	11,466
Viacom, Inc. Class B (non-vtg.) (a)	2,085,090	106,600
Walt Disney Co.	797,800	23,086
		141,152
Leisure Durables & Toys - 0.3%
Harley-Davidson, Inc.	1,100,100	49,986
Lodging & Gaming - 0.2%
Harrah's Entertainment, Inc. (a)	1,212,500	33,950
Restaurants - 1.6%
Brinker International, Inc. (a)	1,680,100	68,674
Darden Restaurants, Inc.	2,477,000	65,331
McDonald's Corp.	2,621,400	83,557
Tricon Global Restaurants, Inc. (a)	588,500	21,186
		238,748
TOTAL MEDIA & LEISURE		787,112
NONDURABLES - 7.0%
Beverages - 2.5%
Coca-Cola Enterprises, Inc.	2,045,500	44,873
Pepsi Bottling Group, Inc.	1,851,600	72,328
The Coca-Cola Co.	4,060,500	254,289
		371,490
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - continued
Foods - 1.0%
American Italian Pasta Co. Class A (a)	473,800	$ 10,809
PepsiCo, Inc.	2,221,100	100,782
Quaker Oats Co.	333,450	28,989
		140,580
Household Products - 1.8%
Avon Products, Inc.	1,023,200	42,591
Colgate-Palmolive Co.	984,400	57,834
Gillette Co.	1,530,600	51,849
Procter & Gamble Co.	1,440,740	107,875
		260,149
Tobacco - 1.7%
Philip Morris Companies, Inc.	6,591,500	251,713
TOTAL NONDURABLES		1,023,932
RETAIL & WHOLESALE - 3.1%
Drug Stores - 1.3%
CVS Corp.	1,343,040	76,385
Walgreen Co.	2,516,450	112,139
		188,524
General Merchandise Stores - 1.1%
Wal-Mart Stores, Inc.	3,230,700	168,602
Retail & Wholesale, Miscellaneous - 0.7%
Home Depot, Inc.	2,523,650	98,896
TOTAL RETAIL & WHOLESALE		456,022
SERVICES - 0.0%
Jupiter Media Metrix, Inc. (a)	644,700	6,004
TECHNOLOGY - 34.1%
Communications Equipment - 6.3%
Ciena Corp. (a)	582,700	44,249
Cisco Systems, Inc. (a)	13,293,000	636,402
Comverse Technology, Inc. (a)	463,600	39,957
Corning, Inc.	1,047,300	61,267
Lucent Technologies, Inc.	222,292	3,459
Nokia AB sponsored ADR	11,700	500
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Communications Equipment - continued
Nortel Networks Corp.	3,170,970	$ 119,704
Telefonaktiebolaget LM Ericsson sponsored ADR	1,840,900	20,940
		926,478
Computer Services & Software - 9.6%
Adobe Systems, Inc.	972,200	61,613
Affymetrix, Inc. (a)	132,600	7,823
America Online, Inc. (a)	1,627,200	66,081
Art Technology Group, Inc. (a)	855,400	24,539
Automatic Data Processing, Inc.	1,066,500	70,389
BEA Systems, Inc. (a)	1,688,000	98,854
Cadence Design Systems, Inc. (a)	1,119,600	26,241
Check Point Software Technologies Ltd. (a)	521,700	53,539
Critical Path, Inc. (a)	482,100	10,184
Electronic Arts, Inc. (a)	1,461,100	52,143
Exodus Communications, Inc. (a)	455,600	10,365
Internap Network Services Corp.	1,122,760	12,350
Intuit, Inc. (a)	836,300	38,104
Microsoft Corp. (a)	6,566,100	376,730
Openwave Systems, Inc. (a)	830,300	37,882
Oracle Corp. (a)	7,424,800	196,757
PeopleSoft, Inc. (a)	1,379,400	45,865
StorageNetworks, Inc.	30,500	896
Synopsys, Inc. (a)	1,154,100	45,010
Travelocity.com, Inc. (a)	393,200	4,669
VeriSign, Inc. (a)	741,612	64,288
VERITAS Software Corp. (a)	1,048,200	102,265
		1,406,587
Computers & Office Equipment - 11.0%
Brocade Communications Systems, Inc. (a)	457,100	76,764
CacheFlow, Inc.	191,300	7,772
CDW Computer Centers, Inc. (a)	1,278,000	58,548
Dell Computer Corp. (a)	6,454,300	124,245
EMC Corp. (a)	6,341,164	471,624
Gateway, Inc. (a)	260,000	4,940
Hewlett-Packard Co.	1,872,400	59,215
International Business Machines Corp.	2,994,800	280,014
Lexmark International Group, Inc. Class A (a)	1,867,700	85,914
Quantum Corp. - Hard Disk Drive Group (a)	1,298,500	11,362
SCI Systems, Inc. (a)	2,546,500	68,278
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computers & Office Equipment - continued
Sun Microsystems, Inc. (a)	4,926,900	$ 374,752
Western Digital Corp. (a)	1,211,600	3,938
		1,627,366
Electronic Instruments - 0.5%
Agilent Technologies, Inc.	1,215,370	63,427
Varian, Inc. (a)	295,800	9,392
		72,819
Electronics - 6.7%
Celestica, Inc. (sub. vtg.) (a)	652,200	34,311
Intel Corp.	14,492,700	551,628
LSI Logic Corp. (a)	894,300	16,097
Mitsubishi Electric Corp.	7,983,000	52,005
Motorola, Inc.	1,523,000	30,555
Sanmina Corp. (a)	645,500	49,219
Solectron Corp. (a)	1,399,700	39,192
Texas Instruments, Inc.	5,909,100	220,483
		993,490
TOTAL TECHNOLOGY		5,026,740
TRANSPORTATION - 0.9%
Air Transportation - 0.2%
Southwest Airlines Co.	736,300	23,239
Railroads - 0.7%
Burlington Northern Santa Fe Corp.	1,119,300	28,332
Canadian National Railway Co.	975,700	30,620
Union Pacific Corp.	1,044,050	48,548
		107,500
TOTAL TRANSPORTATION		130,739
UTILITIES - 3.6%
Cellular - 2.3%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	2,460,400	65,201
China Unicom Ltd. sponsored ADR (a)	2,579,100	36,430
Nextel Communications, Inc. Class A (a)	2,279,290	70,658
QUALCOMM, Inc. (a)	758,700	60,886
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Cellular - continued
Sprint Corp. - PCS Group Series 1 (a)	2,515,200	$ 57,064
Vodafone Group PLC	15,709,007	53,803
		344,042
Electric Utility - 0.4%
AES Corp. (a)	800,200	41,510
Calpine Corp. (a)	221,500	7,863
		49,373
Telephone Services - 0.9%
McLeodUSA, Inc. Class A (a)	2,712,400	36,787
Metromedia Fiber Network, Inc. Class A (a)	3,162,700	36,964
Sprint Corp. - FON Group	698,500	16,066
TeraBeam Networks (a)(c)	47,600	179
Time Warner Telecom, Inc. Class A (a)	667,400	31,952
WorldCom, Inc. (a)	928,000	13,862
		135,810
TOTAL UTILITIES		529,225
TOTAL COMMON STOCKS (Cost $12,236,710)		14,095,758
Convertible Preferred Stocks - 0.0%

TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (a)(c) (Cost $1,250)	72,500	1,250
Cash Equivalents - 4.6%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.57% (b)	632,022,687	$ 632,023
Fidelity Securities Lending Cash Central Fund, 6.63% (b)	45,817,604	45,818
TOTAL CASH EQUIVALENTS (Cost $677,841)		677,841
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $12,915,801)		14,774,849
NET OTHER ASSETS - (0.2)%		(35,607)
NET ASSETS - 100%		$ 14,739,242
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies Series E	9/19/00	$ 1,250
Geneva Proteomics	7/7/00	$ 3,652
TeraBeam Networks	4/7/00	$ 179
Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income
tax purposes was $13,122,669,000.
Net unrealized appreciation aggregated $1,652,180,000, of which $3,234,125,000 related to appreciated investment securities and $1,581,945,000 related to depreciated investment securities.

The fund hereby designates approximately $643,130,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $156,852,000 of losses recognized during the period November 1, 2000 to November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2000
Assets
Investment in securities, at value (cost $12,915,801) - See accompanying schedule		$ 14,774,849
Receivable for investments sold		328,710
Receivable for fund shares sold		20,882
Dividends receivable		9,230
Interest receivable		3,945
Other receivables		134
Total assets		15,137,750
Liabilities
Payable for investments purchased	$ 291,490
Payable for fund shares redeemed	42,808
Accrued management fee	7,554
Distribution fees payable	7,090
Other payables and accrued expenses	3,748
Collateral on securities loaned, at value	45,818
Total liabilities		398,508
Net Assets		$ 14,739,242
Net Assets consist of:
Paid in capital		$ 12,254,811
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		625,396
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,859,035
Net Assets		$ 14,739,242

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($655,622 ÷ 10,548 shares)	$62.16
Maximum offering price per share (100/94.25 of $62.16)	$65.95
Class T: Net Asset Value and redemption price per share ($9,168,821 ÷ 145,807 shares)	$62.88
Maximum offering price per share (100/96.50 of $62.88)	$65.16
Class B: Net Asset Value and offering price per share ($2,269,024 ÷ 37,239 shares) A	$60.93
Class C: Net Asset Value, offering price and redemption price per share ($900,747 ÷ 14,587 shares) A	$61.75
Institutional Class: Net Asset Value, offering price and redemption price per share ($1,745,028 ÷ 27,082 shares)	$64.43

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Dividends		$ 85,450
Interest		19,277
Security lending		788
Total income		105,515
Expenses
Management fee	$ 87,873
Transfer agent fees	29,075
Distribution fees	81,513
Accounting and security lending fees	1,110
Non-interested trustees' compensation	69
Custodian fees and expenses	496
Registration fees	2,035
Audit	65
Legal	58
Miscellaneous	78
Total expenses before reductions	202,372
Expense reductions	(2,219)	200,153
Net investment income (loss)		(94,638)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	671,074
Foreign currency transactions	27	671,101
Change in net unrealized appreciation (depreciation) on:
Investment securities	(1,394,861)
Assets and liabilities in foreign currencies	(17)	(1,394,878)
Net gain (loss)		(723,777)
Net increase (decrease) in net assets resulting from operations		$ (818,415)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (94,638)	$ (37,705)
Net realized gain (loss)	671,101	1,147,901
Change in net unrealized appreciation (depreciation)	(1,394,878)	1,476,079
Net increase (decrease) in net assets resulting from operations	(818,415)	2,586,275
Distributions to shareholders
From net realized gain	(946,336)	(801,608)
Share transactions - net increase (decrease)	4,772,923	3,208,668
Total increase (decrease) in net assets	3,008,172	4,993,335
Net Assets
Beginning of period	11,731,070	6,737,735
End of period	$ 14,739,242	$ 11,731,070

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998	1997	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 69.26	$ 58.14	$ 51.69	$ 44.80	$ 39.47
Income from Investment Operations
Net investment income (loss) E	(.26)	(.14)	(.13)	(.06)	.04
Net realized and unrealized gain (loss)	(1.18)	18.28	12.76	8.54	5.29
Total from investment operations	(1.44)	18.14	12.63	8.48	5.33
Less Distributions
From net investment income	-	-	(.03)	(.36)	-
From net realized gain	(5.66)	(7.02)	(6.15)	(1.23)	-
Total distributions	(5.66)	(7.02)	(6.18)	(1.59)	-
Net asset value, end of period	$ 62.16	$ 69.26	$ 58.14	$ 51.69	$ 44.80
Total Return B, C	(2.63)%	34.67%	28.21%	19.73%	13.50%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 656	$ 403	$ 92	$ 29	$ 4
Ratio of expenses to average net assets	1.08%	1.09%	1.12%	1.32% G	1.52% A, D, G
Ratio of expenses to average net assets after expense reductions	1.06% H	1.08% H	1.10% H	1.30% H	1.50% A, H
Ratio of net investment income (loss) to average net assets	(.37)%	(.23)%	(.26)%	(.12)%	.38% A
Portfolio turnover rate	99%	82%	122%	108%	76%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Limited in accordance with a state expense limitation.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of Class A shares) to November 30, 1996.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 69.95	$ 58.59	$ 51.97	$ 44.81	$ 39.83
Income from Investment Operations
Net investment income (loss) C	(.41)	(.27)	(.21)	(.04)	.22
Net realized and unrealized gain (loss)	(1.19)	18.49	12.87	8.60	6.90
Total from investment operations	(1.60)	18.22	12.66	8.56	7.12
Less Distributions
From net investment income	-	-	-	(.17)	(.03)
From net realized gain	(5.47)	(6.86)	(6.04)	(1.23)	(2.11)
Total distributions	(5.47)	(6.86)	(6.04)	(1.40)	(2.14)
Net asset value, end of period	$ 62.88	$ 69.95	$ 58.59	$ 51.97	$ 44.81
Total Return A, B	(2.83)%	34.44%	28.00%	19.81%	19.00%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 9,169	$ 8,047	$ 5,187	$ 4,206	$ 3,537
Ratio of expenses to average net assets	1.28%	1.29%	1.29%	1.31% D	1.36%
Ratio of expenses to average net assets after expense reductions	1.26% E	1.28% E	1.27% E	1.29% E	1.34% E
Ratio of net investment income (loss) to average net assets	(.57)%	(.43)%	(.41)%	(.08)%	.54%
Portfolio turnover rate	99%	82%	122%	108%	76%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

D FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 68.19	$ 57.50	$ 51.41	$ 41.81
Income from Investment Operations
Net investment income (loss) D	(.79)	(.60)	(.52)	(.32)
Net realized and unrealized gain (loss)	(1.11)	18.08	12.68	9.95
Total from investment operations	(1.90)	17.48	12.16	9.63
Less Distributions
From net realized gain	(5.36)	(6.79)	(6.07)	(.03)
Net asset value, end of period	$ 60.93	$ 68.19	$ 57.50	$ 51.41
Total Return B, C	(3.37)%	33.69%	27.27%	23.05%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 2,269	$ 1,396	$ 307	$ 71
Ratio of expenses to average net assets	1.84%	1.85%	1.88%	1.93% A, F
Ratio of expenses to average net assets after expense reductions	1.83% G	1.84% G	1.85% G	1.90% A, G
Ratio of net investment income (loss) to average net assets	(1.14)%	(.98)%	(1.01)%	(.73)% A
Portfolio turnover rate	99%	82%	122%	108%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Class B shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 69.07	$ 58.24	$ 51.95	$ 51.84
Income from Investment Operations
Net investment income (loss) D	(.78)	(.60)	(.54)	(.02)
Net realized and unrealized gain (loss)	(1.13)	18.32	12.87	.13
Total from investment operations	(1.91)	17.72	12.33	.11
Less Distributions
From net realized gain	(5.41)	(6.89)	(6.04)	-
Net asset value, end of period	$ 61.75	$ 69.07	$ 58.24	$ 51.95
Total Return B, C	(3.34)%	33.72%	27.30%	0.21%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 901	$ 436	$ 64	$ 1
Ratio of expenses to average net assets	1.81%	1.82%	1.89%	1.95% A, F
Ratio of expenses to average net assets after expense reductions	1.80% G	1.81% G	1.86% G	1.89% A, G
Ratio of net investment income (loss) to average net assets	(1.11)%	(.96)%	(1.03)%	(.82)% A
Portfolio turnover rate	99%	82%	122%	108%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 71.49	$ 59.71	$ 52.86	$ 45.52	$ 40.39
Income from Investment Operations
Net investment income (loss) B	(.05)	.05	.06	.22	.45
Net realized and unrealized gain (loss)	(1.24)	18.86	13.08	8.72	7.00
Total from investment operations	(1.29)	18.91	13.14	8.94	7.45
Less Distributions
From net investment income	-	-	(.05)	(.37)	(.21)
From net realized gain	(5.77) D	(7.13)	(6.24)	(1.23)	(2.11)
Total distributions	(5.77)	(7.13)	(6.29)	(1.60)	(2.32)
Net asset value, end of period	$ 64.43	$ 71.49	$ 59.71	$ 52.86	$ 45.52
Total Return A	(2.33)%	35.16%	28.67%	20.46%	19.68%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,745	$ 1,448	$ 1,088	$ 1,032	$ 1,324
Ratio of expenses to average net assets	.77%	.78%	.76%	.77%	.79%
Ratio of expenses to average net assets after expense reductions	.75% C	.77% C	.74% C	.75% C	.77% C
Ratio of net investment income (loss) to average net assets	(.06)%	.08%	.12%	.46%	1.11%
Portfolio turnover rate	99%	82%	122%	108%	76%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

D The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Equity Growth Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, net operating losses, losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $5,081,000 or .03% of net assets.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $18,055,298,000 and $14,742,258,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .57% of average net assets.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 1,558,000	$ 1,000
Class T	49,969,000	327,000
Class B	21,893,000	16,420,000
Class C	8,093,000	4,988,000
	$ 81,513,000	$ 21,736,000

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 3,559,000	$ 1,708,000
Class T	5,069,000	1,804,000
Class B	4,489,000	4,489,000 *
Class C	280,000	280,000 *
	$ 13,397,000	$ 8,281,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,424,000.23
Class T	17,869,000.18
Class B	5,293,000.24
Class C	1,721,000.21
Institutional Class	2,768,000.17
	$ 29,075,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $842,000 for the period.

Annual Report

Notes to Financial Statements - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $44,313,000. The fund received cash collateral of $45,818,000 which was invested in cash equivalents. Cash collateral includes $556,000 received for unsettled security loans.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $2,202,000 under this arrangement.

In addition, through an arrangement with each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, each applicable class' expenses were reduced as follows under the transfer agent arrangements:

Transfer Agent Credits
Class A	$ 6,000
Class T	9,000
Institutional Class	2,000
$ 17,000

Annual Report

Notes to Financial Statements - continued

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2000	1999
From net realized gain
Class A	$ 34,488	$ 11,749
Class T	642,707	611,659
Class B	114,510	38,743
Class C	36,735	8,557
Institutional Class	117,896	130,900
Total	$ 946,336	$ 801,608

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
Amounts in thousands	2000	1999	2000	1999

Class A Shares sold	6,947	5,209	$ 496,472	$ 322,503
Reinvestment of distributions	478	208	32,062	11,343
Shares redeemed	(2,698)	(1,170)	(191,359)	(74,185)
Net increase (decrease)	4,727	4,247	$ 337,175	$ 259,661
Class T Shares sold	58,339	46,663	$ 4,221,880	$ 2,907,843
Reinvestment of distributions	8,957	10,473	608,732	576,282
Shares redeemed	(36,538)	(30,625)	(2,633,837)	(1,896,299)
Net increase (decrease)	30,758	26,511	$ 2,196,775	$ 1,587,826
Class B Shares sold	19,122	16,064	$ 1,344,353	$ 981,876
Reinvestment of distributions	1,553	665	102,838	35,866
Shares redeemed	(3,913)	(1,585)	(274,459)	(97,048)
Net increase (decrease)	16,762	15,144	$ 1,172,732	$ 920,694
Class C Shares sold	9,763	7,096	$ 696,138	$ 441,106
Reinvestment of distributions	454	141	30,441	7,730
Shares redeemed	(1,949)	(2,021)	(137,736)	(125,985)
Net increase (decrease)	8,268	5,216	$ 588,843	$ 322,851
Institutional Class Shares sold	14,181	6,381	$ 1,026,863	$ 402,507
Reinvestment of distributions	1,366	1,855	94,633	103,777
Shares redeemed	(8,716)	(6,204)	(644,098)	(388,648)
Net increase (decrease)	6,831	2,032	$ 477,398	$ 117,636

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Growth Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Growth Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Growth Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Equity Growth Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/26/00	12/22/00	-	$3.40
	1/8/01	1/5/01	-	$.05

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 13% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Jennifer Uhrig, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

EPGI-ANN-0101 122062
1.539471.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Equity Income
Fund - Class A, Class T, Class B and Class C

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	24	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	33	Notes to the financial statements.
Independent Auditors' Report	43	The auditors' opinion.
Distributions	44

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Equity Income Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns between September 10, 1992 (the date Class T shares were first offered) and September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class A shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Equity Income - CL A	7.21%	84.10%	354.52%
Fidelity Adv Equity Income - CL A (incl. 5.75% sales charge)	1.04%	73.52%	328.39%
Russell 3000® Value	3.20%	108.70%	379.40%
Equity Income Funds Average	3.18%	83.36%	283.41%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Class A's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 242 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL A	7.21%	12.98%	16.35%
Fidelity Adv Equity Income - CL A (incl. 5.75% sales charge)	1.04%	11.65%	15.66%
Russell 3000 Value	3.20%	15.85%	16.97%
Equity Income Funds Average	3.18%	12.75%	14.17%

Average annual total returns take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund - Class A on November 30, 1990, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $42,839 - a 328.39% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $47,940 - a 379.40% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalizations. As of November 30, 2000, the one year, five year, and 10 year cumulative total returns for the equity income funds average were, 2.88%, 79.36%, and 282.37%, respectively; and the one year, five year, and 10 year average annual total returns were, 2.88%, 12.30%, and 14.17%, respectively.

Annual Report

Fidelity Advisor Equity Income Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class T shares took place on September 10, 1992. Class T shares bear a 0.50% 12b-1 fee (0.65% prior to January 1, 1996) that is reflected in returns after September 10, 1992. Returns prior to that date are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class T shares' 12b-1 fee been reflected, returns prior to September 10, 1992 would have been lower. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL T	6.97%	83.33%	352.61%
Fidelity Adv Equity Income - CL T (incl. 3.50% sales charge)	3.22%	76.91%	336.77%
Russell 3000 Value	3.20%	108.70%	379.40%
Equity Income Funds Average	3.18%	83.36%	283.41%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Class T's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 242 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL T	6.97%	12.89%	16.30%
Fidelity Adv Equity Income - CL T (incl. 3.50% sales charge)	3.22%	12.09%	15.88%
Russell 3000 Value	3.20%	15.85%	16.97%
Equity Income Funds Average	3.18%	12.75%	14.17%

Average annual total returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Income Fund - Class T on November 30, 1990, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $43,677 - a 336.77% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $47,940 - a 379.40% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalizations. As of November 30, 2000, the one year, five year, and 10 year cumulative total returns for the equity income funds average were, 2.88%, 79.36%, and 282.37%, respectively; and the one year, five year, and 10 year average annual total returns were, 2.88%, 12.30%, and 14.17%, respectively.

Annual Report

Fidelity Advisor Equity Income Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 1994. Returns between September 10, 1992 (the date Class T shares were first offered) and June 30, 1994 are those of Class T, and reflect Class T shares' prior 0.65% 12b-1 fee. Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charge included in the past one year, past five years, and past 10 years total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL B	6.38%	78.53%	338.71%
Fidelity Adv Equity Income - CL B (incl. contingent deferred sales charge)	1.61%	76.53%	338.71%
Russell 3000 Value	3.20%	108.70%	379.40%
Equity Income Funds Average	3.18%	83.36%	283.41%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Class B's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 242 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL B	6.38%	12.29%	15.94%
Fidelity Adv Equity Income - CL B (incl. contingent deferred sales charge)	1.61%	12.04%	15.94%
Russell 3000 Value	3.20%	15.85%	16.97%
Equity Income Funds Average	3.18%	12.75%	14.17%

Average annual total returns take Class B's cumulative return and shows you what would have happened if Class B had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Income Fund - Class B on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment, would have grown to $43,871 - a 338.71% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends, and capital gains, if any, reinvested, the same $10,000 investment would have grown to $47,940 - a 379.40% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalizations. As of November 30, 2000, the one year, five year, and 10 year cumulative total returns for the equity income funds average were, 2.88%, 79.36%, and 282.37%, respectively; and the one year, five year, and 10 year average annual total returns were, 2.88%, 12.30%, and 14.17%, respectively.

Annual Report

Fidelity Advisor Equity Income Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee that is reflected in returns after November 3, 1997. Returns between June 30, 1994 (the date Class B shares were first offered) and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns between September 10, 1992 (the date Class T shares were first offered) and June 30, 1994 are those of Class T shares, and reflect Class T shares' prior 0.65% 12b-1 fee. Returns prior to September 10, 1992 are those of the Institutional Class, the original class of the fund, which does not bear a 12b-1 fee. Had Class C shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class C shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are, 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL C	6.41%	78.38%	338.36%
Fidelity Adv Equity Income - CL C (incl. contingent deferred sales charge)	5.46%	78.38%	338.36%
Russell 3000 Value	3.20%	108.70%	379.40%
Equity Income Funds Average	3.18%	83.36%	283.41%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return, over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Russell 3000 Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Class C's performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 242 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - CL C	6.41%	12.27%	15.93%
Fidelity Adv Equity Income - CL C (incl. contingent deferred sales charge)	5.46%	12.27%	15.93%
Russell 3000 Value	3.20%	15.85%	16.97%
Equity Income Funds Average	3.18%	12.75%	14.17%

Average annual total returns take Class C's cumulative return and shows you what would have happened if Class C had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Equity Income Fund - Class C on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment, would have grown to $43,836 - a 338.36% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $47,940 - a 379.40% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalizations. As of November 30, 2000, the one year, five year, and 10 year cumulative total returns for the equity income funds average were, 2.88%, 79.36%, and 282.37%, respectively; and the one year, five year, and 10 year average annual total returns were, 2.88%, 12.30%, and 14.17%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Bob Chow, Portfolio Manager of Fidelity Advisor Equity Income Fund

Q. How did the fund perform, Bob?

A. For the 12 months that ended November 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned 7.21%, 6.97%, 6.38% and 6.41%, respectively. In comparison, the Russell 3000 Value Index returned 3.20% and the equity income funds average tracked by Lipper Inc. returned 3.18% during the same period.

Q. What helped the fund outperform its index and peer group during the period?

A. Our performance got a boost from good stock selection within a number of relatively strong-performing sectors, particularly during the latter half of the period. Our overweighted positions in the financial sector, especially those companies not exposed directly to credit difficulties as a result of the slowing economy, performed well. Specifically, holdings in government-sponsored enterprises Fannie Mae and Freddie Mac stood out, as did our overweighted positions in American International Group, Mellon Financial, Lehman Brothers and Chubb. The fund also got a boost from my decision to minimize exposure to the utilities sector. Underweighted positions in long-distance carriers such as AT&T, WorldCom and Sprint further helped our relative performance. Relative to our peers, the fund held a substantially lower percentage of technology stocks than other equity income funds, which hurt relative performance during the first half, but was beneficial in the latter six months of the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What strategies were you using as the period came to a close?

A. I positioned the fund in a variety of ways to benefit from selected cyclical companies that could perform well as a result of the increasing likelihood that the Federal Reserve Board would move to ease rates due to the slowing economy. Toward that end, I increased the fund's holdings not only in pure commodity cyclical companies, such as paper manufacturers, but also in various retailers, such as Target and Staples, which I believed would move higher as traditional cyclical companies typically do months ahead of improvement in the economy. In selecting specific companies, I chose those stocks that were recently hurt by the general weakness in the economy, rather than by a deterioration in specific company fundamentals. I used the same philosophy to increase the fund's technology weighting, adding companies such as IBM, Micron Technology and Teradyne that were hurt by the recent economic slowdown and now could trade more like cyclicals. These companies reached a point where their valuations were much more moderate than their historical averages and had significant upside potential should the economy improve. Elsewhere, I added to our positions in transportation, such as railroad stocks Burlington Northern and Union Pacific, which could benefit from a decrease in oil prices and by further Fed easing.

Q. What specific stocks were top performers? Which disappointed?

A. American International Group was one of the fund's top performers, benefiting from improved profits in the company's core insurance business. In addition to strong contributions from the financial stocks mentioned earlier, the fund also got a significant boost from energy services firm Weatherford International, which was helped by the high price of oil. In terms of underperformers, AT&T, which we significantly underweighted compared to the benchmark, nevertheless hurt our absolute performance as a result of increased competition and depleted pricing power in its long-distance business. Additionally, UNOVA, a supplier of industrial machinery, suffered from a dramatic decline in the company's operating performance and failed to meet earnings expectations.

Q. What's your outlook, Bob?

A. I'm optimistic. It was clear by the end of November that the economy had slowed, and it became increasingly likely that the Fed would move to lower interest rates. I'm confident the fund is positioned to benefit from an upcoming turning point in the slowing economy, and I will continue to monitor the companies that should outperform in such an environment. In particular, our emphasis on value stocks that tend to be cyclical in nature, or those moving six to 12 months ahead of the economy, should be helpful.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks to maintain a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for achieving capital appreciation

Start date: April 25, 1983

Size: as of November 30, 2000, more than $3.2 billion

Manager: Bob Chow, since 1996; joined Fidelity in 1989

3

Bob Chow on opportunities in small-cap stocks:

"During the past six months, the fund increasingly has taken on more positions in selected small-cap stocks because I believed they were undervalued and could begin to outperform other areas of the market. I have actively employed this strategy on the theory that there could be a shift in market sentiment - albeit gradual - during the next 12 to 24 months. Small-cap stocks have been out of favor for several years, as investors have sought the growth offered by larger companies, particularly those in the technology sector. Given the advent of the slowing economy and its negative effect on the earnings of many larger companies, I think small caps could be the beneficiaries of a shift away from these larger companies and into smaller companies that offer faster relative earnings growth. Additionally, if this shift toward small caps occurs and the market begins to recognize it, I expect a significant amount of capital to flow out of growth mutual funds and into value funds - a dynamic that would enhance the price appreciation of small-cap stocks relative to growth stocks even further.

"To benefit from this shift, I have purchased a number of small retail stocks for the fund that could reap the reward should such a change in market dynamics occur."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.6	4.3
International Business Machines Corp.	3.4	0.0
Bowater, Inc.	2.7	2.5
Chevron Corp.	2.7	0.0
Citigroup, Inc.	2.0	3.5
SBC Communications, Inc.	1.8	2.4
General Electric Co.	1.6	3.1
American International Group, Inc.	1.6	2.2
Ball Corp.	1.6	1.0
Fannie Mae	1.5	2.2
	23.5
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	18.8	26.0
Technology	11.5	4.2
Energy	11.5	11.1
Basic Industries	9.8	7.7
Nondurables	7.8	5.2
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 95.8%		Stocks and Equity Futures 93.9%
	Convertible Securities 0.0%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 4.2%		Short-Term Investments and Net Other Assets 5.7%
* Foreign investments	3.7%	** Foreign investments	4.1%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 1.7%
Boeing Co.	260,000	$ 17,956
Honeywell International, Inc.	480,000	23,400
United Technologies Corp.	220,000	15,579
TOTAL AEROSPACE & DEFENSE		56,935
BASIC INDUSTRIES - 9.8%
Chemicals & Plastics - 2.3%
Air Products & Chemicals, Inc.	500,000	17,219
E.I. du Pont de Nemours and Co.	600,000	25,388
Olin Corp.	1,000,000	17,313
Praxair, Inc.	430,000	15,453
		75,373
Metals & Mining - 1.8%
Alcoa, Inc.	880,000	24,805
Phelps Dodge Corp.	700,000	34,388
		59,193
Packaging & Containers - 1.8%
Ball Corp.	1,312,120	51,091
Tupperware Corp.	375,000	6,844
		57,935
Paper & Forest Products - 3.9%
Bowater, Inc.	1,700,000	90,631
Kimberly-Clark Corp.	280,000	19,583
Mead Corp.	700,000	18,506
		128,720
TOTAL BASIC INDUSTRIES		321,221
CONSTRUCTION & REAL ESTATE - 1.8%
Engineering - 0.5%
Fluor Corp.	460,000	16,790
Real Estate Investment Trusts - 1.3%
Apartment Investment & Management Co. Class A	400,000	18,400
Duke-Weeks Realty Corp.	300,000	6,825
Equity Office Properties Trust	600,000	18,188
		43,413
TOTAL CONSTRUCTION & REAL ESTATE		60,203
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - 2.5%
Autos, Tires, & Accessories - 0.8%
Ford Motor Co.	489,489	$ 11,136
Johnson Controls, Inc.	300,000	16,538
Visteon Corp.	1	0
		27,674
Consumer Durables - 1.1%
Minnesota Mining & Manufacturing Co.	360,000	35,955
Home Furnishings - 0.6%
Leggett & Platt, Inc.	1,100,000	17,944
TOTAL DURABLES		81,573
ENERGY - 11.5%
Energy Services - 2.5%
Baker Hughes, Inc.	900,000	29,756
Diamond Offshore Drilling, Inc.	500,000	15,094
Halliburton Co.	900,000	30,038
Schlumberger Ltd. (NY Shares)	120,000	7,440
		82,328
Oil & Gas - 9.0%
BP Amoco PLC sponsored ADR	1,000,000	47,438
Chevron Corp.	1,100,000	90,063
Exxon Mobil Corp.	1,700,000	149,585
Tesoro Petroleum Corp. (a)	720,000	6,795
		293,881
TOTAL ENERGY		376,209
FINANCE - 18.8%
Banks - 7.7%
Bank of America Corp.	700,000	27,956
Bank of New York Co., Inc.	640,000	35,320
Bank One Corp.	920,000	32,948
Chase Manhattan Corp.	760,000	28,025
Comerica, Inc.	500,000	26,031
FleetBoston Financial Corp.	900,000	33,750
Mellon Financial Corp.	900,000	42,188
PNC Financial Services Group, Inc.	7,000	466
Wells Fargo & Co.	540,000	25,616
		252,300
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Credit & Other Finance - 3.5%
American Express Co.	600,000	$ 32,963
Citigroup, Inc.	1,300,000	64,756
Household International, Inc.	340,000	16,958
		114,677
Federal Sponsored Credit - 2.8%
Fannie Mae	620,000	48,980
Freddie Mac	700,000	42,306
		91,286
Insurance - 3.1%
American International Group, Inc.	540,000	52,346
MBIA, Inc.	400,000	27,550
The Chubb Corp.	300,000	24,450
		104,346
Securities Industry - 1.7%
Charles Schwab Corp.	560,000	15,505
Lehman Brothers Holdings, Inc.	180,000	8,921
Merrill Lynch & Co., Inc.	140,000	8,103
Morgan Stanley Dean Witter & Co.	357,000	22,625
		55,154
TOTAL FINANCE		617,763
HEALTH - 5.5%
Drugs & Pharmaceuticals - 3.7%
Bristol-Myers Squibb Co.	540,000	37,429
Eli Lilly & Co.	280,000	26,233
Immunex Corp. (a)	300,000	11,156
Merck & Co., Inc.	200,000	18,538
Schering-Plough Corp.	480,000	26,910
		120,266
Medical Equipment & Supplies - 1.3%
Abbott Laboratories	680,000	37,443
Guidant Corp. (a)	120,000	6,473
		43,916
Medical Facilities Management - 0.5%
Tenet Healthcare Corp.	400,000	17,025
TOTAL HEALTH		181,207
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - 5.0%
Electrical Equipment - 1.6%
General Electric Co.	1,100,000	$ 54,519
Industrial Machinery & Equipment - 2.9%
Ingersoll-Rand Co.	460,000	18,515
Kennametal, Inc.	1,208,812	34,663
Tyco International Ltd.	280,000	14,770
UNOVA, Inc. (a)	2,000,000	8,000
Varian Semiconductor Equipment Associates, Inc. (a)	1,000,000	18,125
		94,073
Pollution Control - 0.5%
Waste Management, Inc.	700,000	16,756
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		165,348
MEDIA & LEISURE - 2.7%
Entertainment - 0.6%
Six Flags, Inc. (a)	600,000	8,625
Walt Disney Co.	320,000	9,260
		17,885
Leisure Durables & Toys - 0.3%
Callaway Golf Co.	500,000	8,844
Publishing - 0.8%
Gannett Co., Inc.	100,000	5,363
Houghton Mifflin Co.	13,000	476
Tribune Co.	555,000	20,535
		26,374
Restaurants - 1.0%
McDonald's Corp.	1,060,000	33,788
TOTAL MEDIA & LEISURE		86,891
NONDURABLES - 7.8%
Beverages - 1.4%
Diageo PLC	2,700,000	28,197
The Coca-Cola Co.	280,000	17,535
		45,732
Foods - 2.3%
Hershey Foods Corp.	440,000	27,830
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - continued
Foods - continued
Kellogg Co.	1,200,000	$ 29,550
Wm. Wrigley Jr. Co.	220,000	19,979
		77,359
Household Products - 2.8%
Avon Products, Inc.	360,000	14,985
Colgate-Palmolive Co.	280,000	16,450
Gillette Co.	520,000	17,615
International Flavors & Fragrances, Inc.	248,300	4,640
Unilever NV (NY Shares)	600,000	37,238
		90,928
Tobacco - 1.3%
Philip Morris Companies, Inc.	1,100,000	42,006
TOTAL NONDURABLES		256,025
RETAIL & WHOLESALE - 6.7%
Apparel Stores - 1.5%
Gap, Inc.	700,000	17,456
Intimate Brands, Inc. Class A	800,000	11,950
Ross Stores, Inc.	730,000	11,224
TJX Companies, Inc.	300,000	7,688
		48,318
General Merchandise Stores - 3.5%
Federated Department Stores, Inc. (a)	1,000,000	30,500
Jo-Ann Stores, Inc. Class B (non-vtg.) (a)	720,000	3,870
Nordstrom, Inc.	940,000	15,099
Target Corp.	960,000	28,860
The May Department Stores Co.	880,000	24,695
Wal-Mart Stores, Inc.	240,000	12,525
		115,549
Retail & Wholesale, Miscellaneous - 1.7%
Home Depot, Inc.	300,000	11,756
Office Depot, Inc. (a)	1,400,000	9,275
Staples, Inc. (a)	2,600,000	31,200
Williams-Sonoma, Inc. (a)	245,900	4,119
		56,350
TOTAL RETAIL & WHOLESALE		220,217
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - 11.5%
Communications Equipment - 0.3%
Lucent Technologies, Inc.	700,000	$ 10,894
Computer Services & Software - 2.3%
Computer Associates International, Inc.	300,000	7,838
Computer Sciences Corp. (a)	100,000	6,819
IMS Health, Inc.	740,000	20,720
J.D. Edwards & Co. (a)	400,000	10,150
Microsoft Corp. (a)	320,000	18,360
Synopsys, Inc. (a)	280,000	10,920
		74,807
Computers & Office Equipment - 5.9%
Compaq Computer Corp.	1,400,000	30,100
Hewlett-Packard Co.	890,000	28,146
International Business Machines Corp.	1,200,000	112,200
Lexmark International Group, Inc. Class A (a)	200,000	9,200
Pitney Bowes, Inc.	440,000	12,788
		192,434
Electronic Instruments - 1.0%
Teradyne, Inc. (a)	1,100,000	33,069
Electronics - 2.0%
Intel Corp.	700,000	26,644
Micron Technology, Inc. (a)	680,000	21,420
Texas Instruments, Inc.	480,000	17,910
		65,974
TOTAL TECHNOLOGY		377,178
TRANSPORTATION - 3.2%
Air Transportation - 0.3%
Alaska Air Group, Inc. (a)	400,000	11,175
Railroads - 2.4%
Burlington Northern Santa Fe Corp.	1,300,000	32,906
CSX Corp.	120,000	3,113
Norfolk Southern Corp.	1,100,000	15,813
Union Pacific Corp.	540,000	25,110
		76,942
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TRANSPORTATION - continued
Trucking & Freight - 0.5%
CNF Transportation, Inc.	620,000	$ 16,120
TOTAL TRANSPORTATION		104,237
UTILITIES - 7.3%
Electric Utility - 1.6%
DPL, Inc.	620,000	18,988
IPALCO Enterprises, Inc.	1,400,000	32,900
		51,888
Gas - 0.7%
Dynegy, Inc. Class A	360,000	15,930
El Paso Energy Corp.	140,000	8,409
		24,339
Telephone Services - 5.0%
AT&T Corp.	800,000	15,700
BellSouth Corp.	700,000	29,269
Qwest Communications International, Inc. (a)	240,000	9,060
SBC Communications, Inc.	1,100,000	60,431
Sprint Corp. - FON Group	700,000	16,100
Verizon Communications	600,000	33,713
		164,273
TOTAL UTILITIES		240,500
TOTAL COMMON STOCKS (Cost $2,736,675)		3,145,507
Convertible Preferred Stocks - 0.0%

MEDIA & LEISURE - 0.0%
Publishing - 0.0%
J.N. Taylor Holdings Ltd. 9.5% (a) (Cost $235)	50,000	0
Cash Equivalents - 3.0%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.57% (b)	97,893,681	$ 97,894
Fidelity Securities Lending Cash Central Fund, 6.63% (b)	121,500	122
TOTAL CASH EQUIVALENTS (Cost $98,016)		98,016
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $2,834,926)		3,243,523
NET OTHER ASSETS - 1.2%		39,908
NET ASSETS - 100%		$ 3,283,431
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $2,852,253,000. Net unrealized appreciation aggregated $391,270,000, of which $609,852,000 related to appreciated investment securities and $218,582,000 related to depreciated investment securities.

The fund hereby designates approximately $414,700,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2000
Assets
Investment in securities, at value (cost $2,834,926) - See accompanying schedule		$ 3,243,523
Cash		1,237
Receivable for investments sold		53,967
Receivable for fund shares sold		2,652
Dividends receivable		7,075
Interest receivable		335
Other receivables		13
Total assets		3,308,802
Liabilities
Payable for investments purchased	$ 7,435
Payable for fund shares redeemed	14,399
Accrued management fee	1,339
Distribution fees payable	1,501
Other payables and accrued expenses	575
Collateral on securities loaned, at value	122
Total liabilities		25,371
Net Assets		$ 3,283,431
Net Assets consist of:
Paid in capital		$ 2,468,099
Undistributed net investment income		10,636
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		396,094
Net unrealized appreciation (depreciation) on investments		408,602
Net Assets		$ 3,283,431

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($161,079 ÷ 6,096 shares)	$26.42
Maximum offering price per share (100/94.25 of $26.42)	$28.03
Class T: Net Asset Value and redemption price per share ($1,888,551 ÷ 70,815 shares)	$26.67
Maximum offering price per share (100/96.50 of $26.67)	$27.64
Class B: Net Asset Value and offering price per share ($696,858 ÷ 26,303 shares) A	$26.49
Class C: Net Asset Value, offering price and redemption price per share ($69,346 ÷ 2,615.5 shares) A	$26.51
Institutional Class: Net Asset Value, offering price and redemption price per share ($467,597 ÷ 17,366 shares)	$26.93

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Dividends		$ 77,394
Interest		9,730
Security lending		8
Total income		87,132
Expenses
Management fee	$ 16,704
Transfer agent fees	7,359
Distribution fees	19,036
Accounting and security lending fees	625
Non-interested trustees' compensation	16
Custodian fees and expenses	60
Registration fees	162
Audit	41
Legal	34
Interest	47
Miscellaneous	43
Total expenses before reductions	44,127
Expense reductions	(966)	43,161
Net investment income		43,971
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $4,203 on sales of investments in affiliated issuers)	398,269
Foreign currency transactions	139
Futures contracts	8,522	406,930
Change in net unrealized appreciation (depreciation) on investment securities		(236,563)
Net gain (loss)		170,367
Net increase (decrease) in net assets resulting from operations		$ 214,338

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 43,971	$ 23,696
Net realized gain (loss)	406,930	456,249
Change in net unrealized appreciation (depreciation)	(236,563)	(327,761)
Net increase (decrease) in net assets resulting from operations	214,338	152,184
Distributions to shareholders From net investment income	(36,679)	(24,375)
From net realized gain	(392,128)	(187,706)
Total distributions	(428,807)	(212,081)
Share transactions - net increase (decrease)	(532,294)	(18,482)
Total increase (decrease) in net assets	(746,763)	(78,379)
Net Assets
Beginning of period	4,030,194	4,108,573
End of period (including undistributed net investment income of $10,636 and $3,465, respectively)	$ 3,283,431	$ 4,030,194

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998	1997	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 27.72	$ 28.15	$ 26.69	$ 22.78	$ 20.38
Income from Investment Operations
Net investment income E	.38	.23	.24	.23	.06
Net realized and unrealized gain (loss)	1.41	.88	3.19	4.61	2.44
Total from investment operations	1.79	1.11	3.43	4.84	2.50
Less Distributions
From net investment income	(.34)	(.25)	(.25)	(.34)	(.10)
From net realized gain	(2.75)	(1.29)	(1.72)	(.59)	-
Total distributions	(3.09)	(1.54)	(1.97)	(.93)	(.10)
Net asset value, end of period	$ 26.42	$ 27.72	$ 28.15	$ 26.69	$ 22.78
Total Return B, C	7.21%	4.06%	13.82%	22.05%	12.31%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 161	$ 120	$ 65	$ 26	$ 3
Ratio of expenses to average net assets	1.00%	.99%	1.03%	1.26% G	1.46% A, D, G
Ratio of expenses to average net assets after expense reductions	.97% H	.96% H	1.02% H	1.25% H	1.44% A, H
Ratio of net investment income to average net assets	1.51%	.83%	.89%	.93%	1.27% A
Portfolio turnover rate	101%	113%	59%	55%	78%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Limited in accordance with a state expense limitation.

E Net investment income per share has been calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of Class A shares) to November 30, 1996.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 27.95	$ 28.35	$ 26.85	$ 22.83	$ 19.95
Income from Investment Operations
Net investment income C	.34	.17	.19	.26	.30
Net realized and unrealized gain (loss)	1.41	.90	3.22	4.62	3.35
Total from investment operations	1.75	1.07	3.41	4.88	3.65
Less Distributions
From net investment income	(.28)	(.18)	(.19)	(.27)	(.31)
From net realized gain	(2.75)	(1.29)	(1.72)	(.59)	(.46)
Total distributions	(3.03)	(1.47)	(1.91)	(.86)	(.77)
Net asset value, end of period	$ 26.67	$ 27.95	$ 28.35	$ 26.85	$ 22.83
Total Return A, B	6.97%	3.89%	13.63%	22.12%	18.89%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,889	$ 2,494	$ 2,635	$ 2,190	$ 1,673
Ratio of expenses to average net assets	1.21%	1.21%	1.21%	1.23%	1.27%
Ratio of expenses to average net assets after expense reductions	1.18% D	1.18% D	1.20% D	1.21% D	1.26% D
Ratio of net investment income to average net assets	1.30%	.61%	.72%	1.05%	1.45%
Portfolio turnover rate	101%	113%	59%	55%	78%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 27.79	$ 28.20	$ 26.73	$ 22.73	$ 19.90
Income from Investment Operations
Net investment income C	.20	.03	.05	.13	.19
Net realized and unrealized gain (loss)	1.40	.88	3.21	4.61	3.33
Total from investment operations	1.60	.91	3.26	4.74	3.52
Less Distributions
From net investment income	(.15)	(.03)	(.07)	(.15)	(.23)
From net realized gain	(2.75)	(1.29)	(1.72)	(.59)	(.46)
Total distributions	(2.90)	(1.32)	(1.79)	(.74)	(.69)
Net asset value, end of period	$ 26.49	$ 27.79	$ 28.20	$ 26.73	$ 22.73
Total Return A, B	6.38%	3.33%	13.06%	21.52%	18.22%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 697	$ 893	$ 878	$ 682	$ 500
Ratio of expenses to average net assets	1.75%	1.72%	1.74%	1.74% D	1.81%
Ratio of expenses to average net assets after expense reductions	1.72% E	1.69% E	1.72% E	1.73% E	1.79% E
Ratio of net investment income to average net assets	.76%	.10%	.19%	.53%	.92%
Portfolio turnover rate	101%	113%	59%	55%	78%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the contingent deferred sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 27.81	$ 28.23	$ 26.84	$ 26.65
Income from Investment Operations
Net investment income D	.19	.02	.02	.02
Net realized and unrealized gain (loss)	1.42	.89	3.21	.17
Total from investment operations	1.61	.91	3.23	.19
Less Distributions
From net investment income	(.16)	(.04)	(.12)	-
From net realized gain	(2.75)	(1.29)	(1.72)	-
Total distributions	(2.91)	(1.33)	(1.84)	-
Net asset value, end of period	$ 26.51	$ 27.81	$ 28.23	$ 26.84
Total Return B, C	6.41%	3.32%	12.90%	0.71%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 69	$ 65	$ 37	$ 1
Ratio of expenses to average net assets	1.74%	1.73%	1.84%	1.85% A, F
Ratio of expenses to average net assets after expense reductions	1.71% G	1.70% G	1.82% G	1.81% A, G
Ratio of net investment income to average net assets	.77%	.09%	.07%	1.24% A
Portfolio turnover rate	101%	113%	59%	55%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sales of Class C shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 28.19	$ 28.59	$ 27.07	$ 23.00	$ 20.09
Income from Investment Operations
Net investment income B	.47	.32	.34	.39	.42
Net realized and unrealized gain (loss)	1.44	.90	3.24	4.68	3.37
Total from investment operations	1.91	1.22	3.58	5.07	3.79
Less Distributions
From net investment income	(.42)	(.33)	(.34)	(.41)	(.42)
From net realized gain	(2.75)	(1.29)	(1.72)	(.59)	(.46)
Total distributions	(3.17)	(1.62)	(2.06)	(1.00)	(.88)
Net asset value, end of period	$ 26.93	$ 28.19	$ 28.59	$ 27.07	$ 23.00
Total Return A	7.57%	4.40%	14.23%	22.87%	19.54%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 468	$ 458	$ 493	$ 464	$ 344
Ratio of expenses to average net assets	.68%	.69%	.68%	.69%	.71%
Ratio of expenses to average net assets after expense reductions	.65% C	.66% C	.67% C	.67% C	.70% C
Ratio of net investment income to average net assets	1.83%	1.13%	1.25%	1.60%	2.02%
Portfolio turnover rate	101%	113%	59%	55%	78%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Equity Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,400,073,000 and $4,266,168,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $278,797,000 and $287,319,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .48% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares, (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 318,000	$ 0
Class T	10,486,000	66,000
Class B	7,581,000	5,693,000
Class C	651,000	274,000
	$ 19,036,000	$ 6,033,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 372,000	$ 151,000
Class T	465,000	134,000
Class B	1,926,000	1,926,000
Class C	29,000	29,000
	$ 2,792,000	$ 2,240,000

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund for the fund's Class A, Class T, Class B, Class C and Institutional Class Shares. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 308,000.24
Class T	4,256,000.20
Class B	1,836,000.24
Class C	153,000.23
Institutional Class	806,000.17
	$ 7,359,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $300,000 for the period.

5. Interfund Lending Program.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $21,009,000. The weighted average interest rate was 6.65%. At period end there were no interfund loans outstanding.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $124,000. The fund received cash collateral of $122,000 which was invested in cash equivalents.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $959,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

Transfer Agent Credits
Class A	$ 3,000
Class B	3,000
$ 6,000

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2000	1999
From net investment income
Class A	$ 1,663,000	$ 811,000
Class T	22,685,000	16,902,000
Class B	4,338,000	963,000
Class C	417,000	72,000
Institutional Class	7,576,000	5,627,000
Total	$ 36,679,000	$ 24,375,000
From net realized gain
Class A	$ 11,860,000	$ 3,101,000
Class T	242,078,000	120,155,000
Class B	87,362,000	40,402,000
Class C	6,416,000	1,765,000
Institutional Class	44,412,000	22,283,000
Total	$ 392,128,000	$ 187,706,000
	$ 428,807,000	$ 212,081,000

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Amounts in thousands	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999

Class A Shares sold	5,295	2,776	$ 136,970	$ 79,105
Reinvestment of distributions	521	137	13,054	3,752
Shares redeemed	(4,059)	(898)	(104,420)	(25,235)
Net increase (decrease)	1,757	2,015	$ 45,604	$ 57,622
Class T Shares sold	18,394	21,844	$ 470,498	$ 622,299
Reinvestment of distributions	9,990	4,734	252,471	130,656
Shares redeemed	(46,785)	(30,306)	(1,186,261)	(860,850)
Net increase (decrease)	(18,401)	(3,728)	$ (463,292)	$ (107,895)
Class B Shares sold	3,196	6,290	$ 81,362	$ 178,412
Reinvestment of distributions	3,244	1,326	81,571	36,300
Shares redeemed	(12,288)	(6,588)	(308,596)	(185,915)
Net increase (decrease)	(5,848)	1,028	$ (145,663)	$ 28,797
Class C Shares sold	1,612	1,541	$ 41,084	$ 43,796
Reinvestment of distributions	229	59	5,743	1,620
Shares redeemed	(1,561)	(576)	(38,819)	(16,333)
Net increase (decrease)	280	1,024	$ 8,008	$ 29,083
Institutional Class Shares sold	6,564	3,228	$ 162,490	$ 94,842
Reinvestment of distributions	1,712	887	43,615	24,727
Shares redeemed	(7,153)	(5,122)	(183,056)	(145,658)
Net increase (decrease)	1,123	(1,007)	$ 23,049	$ (26,089)

Annual Report

Notes to Financial Statements - continued

10. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
UNOVA, Inc.	$ -	$ 7,618	$ -	$ -

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP

Boston, Massachusetts
January 10, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/26/00	12/22/00	$.12	$2.19
	1/8/01	1/5/01	-	$.65
Class T	12/26/00	12/22/00	$.10	$2.19
	1/8/01	1/5/01	-	$.65
Class B	12/26/00	12/22/00	$.06	$2.19
	1/8/01	1/5/01	-	$.65
Class C	12/26/00	12/22/00	$.06	$2.19
	1/8/01	1/5/01	-	$.65

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 100%, 100%, 100% and 100% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

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Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard A. Spillane Jr., Vice President

C. Robert Chow, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

EPI-ANN-0101 122695
1.539449.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Equity Income
Fund - Institutional Class

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	18	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	27	Notes to the financial statements.
Independent Auditors' Report	37	The auditors' opinion.
Distributions	38

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Equity Income Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity® Adv Equity Income - Inst CL	7.57%	88.42%	377.11%
Russell 3000® Value	3.20%	108.70%	379.40%
Equity Income Funds Average	3.18%	83.36%	283.41%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years, or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the Institutional Class' returns to the performance of the Russell 3000® Value Index - a market capitalization-weighted index of value-oriented stocks of U.S. domiciled corporations. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the equity income funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 242 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Equity Income - Inst CL	7.57%	13.51%	16.91%
Russell 3000 Value	3.20%	15.85%	16.97%
Equity Income Funds Average	3.18%	12.75%	14.17%

Average annual total returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Equity Income Fund - Institutional Class on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $47,711 - a 377.11% increase on the initial investment. For comparison, look at how the Russell 3000 Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $47,940 - a 379.40% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper equity income funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalizations. As of November 30, 2000, the one year, five year, and 10 year cumulative total returns for the equity income funds average were, 2.88%, 79.36%, and 282.37%, respectively; and the one year, five year, and 10 year average annual total returns were, 2.88%, 12.30%, and 14.17%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Bob Chow, Portfolio Manager of Fidelity Advisor Equity Income Fund

Q. How did the fund perform, Bob?

A. For the 12 months that ended November 30, 2000, the fund's Institutional Class shares returned 7.57%. In comparison, the Russell 3000 Value Index returned 3.20% and the equity income funds average tracked by Lipper Inc. returned 3.18% during the same period.

Q. What helped the fund outperform its index and peer group during the period?

A. Our performance got a boost from good stock selection within a number of relatively strong-performing sectors, particularly during the latter half of the period. Our overweighted positions in the financial sector, especially those companies not exposed directly to credit difficulties as a result of the slowing economy, performed well. Specifically, holdings in government-sponsored enterprises Fannie Mae and Freddie Mac stood out, as did our overweighted positions in American International Group, Mellon Financial, Lehman Brothers and Chubb. The fund also got a boost from my decision to minimize exposure to the utilities sector. Underweighted positions in long-distance carriers such as AT&T, WorldCom and Sprint further helped our relative performance. Relative to our peers, the fund held a substantially lower percentage of technology stocks than other equity income funds, which hurt relative performance during the first half, but was beneficial in the latter six months of the period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What strategies were you using as the period came to a close?

A. I positioned the fund in a variety of ways to benefit from selected cyclical companies that could perform well as a result of the increasing likelihood that the Federal Reserve Board would move to ease rates due to the slowing economy. Toward that end, I increased the fund's holdings not only in pure commodity cyclical companies, such as paper manufacturers, but also in various retailers, such as Target and Staples, which I believed would move higher as traditional cyclical companies typically do months ahead of improvement in the economy. In selecting specific companies, I chose those stocks that were recently hurt by the general weakness in the economy, rather than by a deterioration in specific company fundamentals. I used the same philosophy to increase the fund's technology weighting, adding companies such as IBM, Micron Technology and Teradyne that were hurt by the recent economic slowdown and now could trade more like cyclicals. These companies reached a point where their valuations were much more moderate than their historical averages and had significant upside potential should the economy improve. Elsewhere, I added to our positions in transportation, such as railroad stocks Burlington Northern and Union Pacific, which could benefit from a decrease in oil prices and by further Fed easing.

Q. What specific stocks were top performers? Which disappointed?

A. American International Group was one of the fund's top performers, benefiting from improved profits in the company's core insurance business. In addition to strong contributions from the financial stocks mentioned earlier, the fund also got a significant boost from energy services firm Weatherford International, which was helped by the high price of oil. In terms of underperformers, AT&T, which we significantly underweighted compared to the benchmark, nevertheless hurt our absolute performance as a result of increased competition and depleted pricing power in its long-distance business. Additionally, UNOVA, a supplier of industrial machinery, suffered from a dramatic decline in the company's operating performance and failed to meet earnings expectations.

Q. What's your outlook, Bob?

A. I'm optimistic. It was clear by the end of November that the economy had slowed, and it became increasingly likely that the Fed would move to lower interest rates. I'm confident the fund is positioned to benefit from an upcoming turning point in the slowing economy, and I will continue to monitor the companies that should outperform in such an environment. In particular, our emphasis on value stocks that

Annual Report

Fund Talk: The Manager's Overview - continued

tend to be cyclical in nature, or those moving six to 12 months ahead of the economy, should be helpful.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

.

Fund Facts

Goal: seeks to maintain a yield that exceeds the composite dividend yield of the S&P 500; also considers the potential for achieving capital appreciation

Start date: April 25, 1983

Size: as of November 30, 2000, more than $3.2 billion

Manager: Bob Chow, since 1996; joined Fidelity in 1989

3

Bob Chow on opportunities in small-cap stocks:

"During the past six months, the fund increasingly has taken on more positions in selected small-cap stocks because I believed they were undervalued and could begin to outperform other areas of the market. I have actively employed this strategy on the theory that there could be a shift in market sentiment - albeit gradual - during the next 12 to 24 months. Small-cap stocks have been out of favor for several years, as investors have sought the growth offered by larger companies, particularly those in the technology sector. Given the advent of the slowing economy and its negative effect on the earnings of many larger companies, I think small caps could be the beneficiaries of a shift away from these larger companies and into smaller companies that offer faster relative earnings growth. Additionally, if this shift toward small caps occurs and the market begins to recognize it, I expect a significant amount of capital to flow out of growth mutual funds and into value funds - a dynamic that would enhance the price appreciation of small-cap stocks relative to growth stocks even further.

"To benefit from this shift, I have purchased a number of small retail stocks for the fund that could reap the reward should such a change in market dynamics occur."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	4.6	4.3
International Business Machines Corp.	3.4	0.0
Bowater, Inc.	2.7	2.5
Chevron Corp.	2.7	0.0
Citigroup, Inc.	2.0	3.5
SBC Communications, Inc.	1.8	2.4
General Electric Co.	1.6	3.1
American International Group, Inc.	1.6	2.2
Ball Corp.	1.6	1.0
Fannie Mae	1.5	2.2
	23.5
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	18.8	26.0
Technology	11.5	4.2
Energy	11.5	11.1
Basic Industries	9.8	7.7
Nondurables	7.8	5.2
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 95.8%		Stocks and Equity Futures 93.9%
	Convertible Securities 0.0%		Convertible Securities 0.4%
	Short-Term Investments and Net Other Assets 4.2%		Short-Term Investments and Net Other Assets 5.7%
* Foreign investments	3.7%	** Foreign investments	4.1%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 1.7%
Boeing Co.	260,000	$ 17,956
Honeywell International, Inc.	480,000	23,400
United Technologies Corp.	220,000	15,579
TOTAL AEROSPACE & DEFENSE		56,935
BASIC INDUSTRIES - 9.8%
Chemicals & Plastics - 2.3%
Air Products & Chemicals, Inc.	500,000	17,219
E.I. du Pont de Nemours and Co.	600,000	25,388
Olin Corp.	1,000,000	17,313
Praxair, Inc.	430,000	15,453
		75,373
Metals & Mining - 1.8%
Alcoa, Inc.	880,000	24,805
Phelps Dodge Corp.	700,000	34,388
		59,193
Packaging & Containers - 1.8%
Ball Corp.	1,312,120	51,091
Tupperware Corp.	375,000	6,844
		57,935
Paper & Forest Products - 3.9%
Bowater, Inc.	1,700,000	90,631
Kimberly-Clark Corp.	280,000	19,583
Mead Corp.	700,000	18,506
		128,720
TOTAL BASIC INDUSTRIES		321,221
CONSTRUCTION & REAL ESTATE - 1.8%
Engineering - 0.5%
Fluor Corp.	460,000	16,790
Real Estate Investment Trusts - 1.3%
Apartment Investment & Management Co. Class A	400,000	18,400
Duke-Weeks Realty Corp.	300,000	6,825
Equity Office Properties Trust	600,000	18,188
		43,413
TOTAL CONSTRUCTION & REAL ESTATE		60,203
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - 2.5%
Autos, Tires, & Accessories - 0.8%
Ford Motor Co.	489,489	$ 11,136
Johnson Controls, Inc.	300,000	16,538
Visteon Corp.	1	0
		27,674
Consumer Durables - 1.1%
Minnesota Mining & Manufacturing Co.	360,000	35,955
Home Furnishings - 0.6%
Leggett & Platt, Inc.	1,100,000	17,944
TOTAL DURABLES		81,573
ENERGY - 11.5%
Energy Services - 2.5%
Baker Hughes, Inc.	900,000	29,756
Diamond Offshore Drilling, Inc.	500,000	15,094
Halliburton Co.	900,000	30,038
Schlumberger Ltd. (NY Shares)	120,000	7,440
		82,328
Oil & Gas - 9.0%
BP Amoco PLC sponsored ADR	1,000,000	47,438
Chevron Corp.	1,100,000	90,063
Exxon Mobil Corp.	1,700,000	149,585
Tesoro Petroleum Corp. (a)	720,000	6,795
		293,881
TOTAL ENERGY		376,209
FINANCE - 18.8%
Banks - 7.7%
Bank of America Corp.	700,000	27,956
Bank of New York Co., Inc.	640,000	35,320
Bank One Corp.	920,000	32,948
Chase Manhattan Corp.	760,000	28,025
Comerica, Inc.	500,000	26,031
FleetBoston Financial Corp.	900,000	33,750
Mellon Financial Corp.	900,000	42,188
PNC Financial Services Group, Inc.	7,000	466
Wells Fargo & Co.	540,000	25,616
		252,300
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Credit & Other Finance - 3.5%
American Express Co.	600,000	$ 32,963
Citigroup, Inc.	1,300,000	64,756
Household International, Inc.	340,000	16,958
		114,677
Federal Sponsored Credit - 2.8%
Fannie Mae	620,000	48,980
Freddie Mac	700,000	42,306
		91,286
Insurance - 3.1%
American International Group, Inc.	540,000	52,346
MBIA, Inc.	400,000	27,550
The Chubb Corp.	300,000	24,450
		104,346
Securities Industry - 1.7%
Charles Schwab Corp.	560,000	15,505
Lehman Brothers Holdings, Inc.	180,000	8,921
Merrill Lynch & Co., Inc.	140,000	8,103
Morgan Stanley Dean Witter & Co.	357,000	22,625
		55,154
TOTAL FINANCE		617,763
HEALTH - 5.5%
Drugs & Pharmaceuticals - 3.7%
Bristol-Myers Squibb Co.	540,000	37,429
Eli Lilly & Co.	280,000	26,233
Immunex Corp. (a)	300,000	11,156
Merck & Co., Inc.	200,000	18,538
Schering-Plough Corp.	480,000	26,910
		120,266
Medical Equipment & Supplies - 1.3%
Abbott Laboratories	680,000	37,443
Guidant Corp. (a)	120,000	6,473
		43,916
Medical Facilities Management - 0.5%
Tenet Healthcare Corp.	400,000	17,025
TOTAL HEALTH		181,207
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - 5.0%
Electrical Equipment - 1.6%
General Electric Co.	1,100,000	$ 54,519
Industrial Machinery & Equipment - 2.9%
Ingersoll-Rand Co.	460,000	18,515
Kennametal, Inc.	1,208,812	34,663
Tyco International Ltd.	280,000	14,770
UNOVA, Inc. (a)	2,000,000	8,000
Varian Semiconductor Equipment Associates, Inc. (a)	1,000,000	18,125
		94,073
Pollution Control - 0.5%
Waste Management, Inc.	700,000	16,756
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		165,348
MEDIA & LEISURE - 2.7%
Entertainment - 0.6%
Six Flags, Inc. (a)	600,000	8,625
Walt Disney Co.	320,000	9,260
		17,885
Leisure Durables & Toys - 0.3%
Callaway Golf Co.	500,000	8,844
Publishing - 0.8%
Gannett Co., Inc.	100,000	5,363
Houghton Mifflin Co.	13,000	476
Tribune Co.	555,000	20,535
		26,374
Restaurants - 1.0%
McDonald's Corp.	1,060,000	33,788
TOTAL MEDIA & LEISURE		86,891
NONDURABLES - 7.8%
Beverages - 1.4%
Diageo PLC	2,700,000	28,197
The Coca-Cola Co.	280,000	17,535
		45,732
Foods - 2.3%
Hershey Foods Corp.	440,000	27,830
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - continued
Foods - continued
Kellogg Co.	1,200,000	$ 29,550
Wm. Wrigley Jr. Co.	220,000	19,979
		77,359
Household Products - 2.8%
Avon Products, Inc.	360,000	14,985
Colgate-Palmolive Co.	280,000	16,450
Gillette Co.	520,000	17,615
International Flavors & Fragrances, Inc.	248,300	4,640
Unilever NV (NY Shares)	600,000	37,238
		90,928
Tobacco - 1.3%
Philip Morris Companies, Inc.	1,100,000	42,006
TOTAL NONDURABLES		256,025
RETAIL & WHOLESALE - 6.7%
Apparel Stores - 1.5%
Gap, Inc.	700,000	17,456
Intimate Brands, Inc. Class A	800,000	11,950
Ross Stores, Inc.	730,000	11,224
TJX Companies, Inc.	300,000	7,688
		48,318
General Merchandise Stores - 3.5%
Federated Department Stores, Inc. (a)	1,000,000	30,500
Jo-Ann Stores, Inc. Class B (non-vtg.) (a)	720,000	3,870
Nordstrom, Inc.	940,000	15,099
Target Corp.	960,000	28,860
The May Department Stores Co.	880,000	24,695
Wal-Mart Stores, Inc.	240,000	12,525
		115,549
Retail & Wholesale, Miscellaneous - 1.7%
Home Depot, Inc.	300,000	11,756
Office Depot, Inc. (a)	1,400,000	9,275
Staples, Inc. (a)	2,600,000	31,200
Williams-Sonoma, Inc. (a)	245,900	4,119
		56,350
TOTAL RETAIL & WHOLESALE		220,217
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - 11.5%
Communications Equipment - 0.3%
Lucent Technologies, Inc.	700,000	$ 10,894
Computer Services & Software - 2.3%
Computer Associates International, Inc.	300,000	7,838
Computer Sciences Corp. (a)	100,000	6,819
IMS Health, Inc.	740,000	20,720
J.D. Edwards & Co. (a)	400,000	10,150
Microsoft Corp. (a)	320,000	18,360
Synopsys, Inc. (a)	280,000	10,920
		74,807
Computers & Office Equipment - 5.9%
Compaq Computer Corp.	1,400,000	30,100
Hewlett-Packard Co.	890,000	28,146
International Business Machines Corp.	1,200,000	112,200
Lexmark International Group, Inc. Class A (a)	200,000	9,200
Pitney Bowes, Inc.	440,000	12,788
		192,434
Electronic Instruments - 1.0%
Teradyne, Inc. (a)	1,100,000	33,069
Electronics - 2.0%
Intel Corp.	700,000	26,644
Micron Technology, Inc. (a)	680,000	21,420
Texas Instruments, Inc.	480,000	17,910
		65,974
TOTAL TECHNOLOGY		377,178
TRANSPORTATION - 3.2%
Air Transportation - 0.3%
Alaska Air Group, Inc. (a)	400,000	11,175
Railroads - 2.4%
Burlington Northern Santa Fe Corp.	1,300,000	32,906
CSX Corp.	120,000	3,113
Norfolk Southern Corp.	1,100,000	15,813
Union Pacific Corp.	540,000	25,110
		76,942
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TRANSPORTATION - continued
Trucking & Freight - 0.5%
CNF Transportation, Inc.	620,000	$ 16,120
TOTAL TRANSPORTATION		104,237
UTILITIES - 7.3%
Electric Utility - 1.6%
DPL, Inc.	620,000	18,988
IPALCO Enterprises, Inc.	1,400,000	32,900
		51,888
Gas - 0.7%
Dynegy, Inc. Class A	360,000	15,930
El Paso Energy Corp.	140,000	8,409
		24,339
Telephone Services - 5.0%
AT&T Corp.	800,000	15,700
BellSouth Corp.	700,000	29,269
Qwest Communications International, Inc. (a)	240,000	9,060
SBC Communications, Inc.	1,100,000	60,431
Sprint Corp. - FON Group	700,000	16,100
Verizon Communications	600,000	33,713
		164,273
TOTAL UTILITIES		240,500
TOTAL COMMON STOCKS (Cost $2,736,675)		3,145,507
Convertible Preferred Stocks - 0.0%

MEDIA & LEISURE - 0.0%
Publishing - 0.0%
J.N. Taylor Holdings Ltd. 9.5% (a) (Cost $235)	50,000	0
Cash Equivalents - 3.0%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.57% (b)	97,893,681	$ 97,894
Fidelity Securities Lending Cash Central Fund, 6.63% (b)	121,500	122
TOTAL CASH EQUIVALENTS (Cost $98,016)		98,016
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $2,834,926)		3,243,523
NET OTHER ASSETS - 1.2%		39,908
NET ASSETS - 100%		$ 3,283,431
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $2,852,253,000. Net unrealized appreciation aggregated $391,270,000, of which $609,852,000 related to appreciated investment securities and $218,582,000 related to depreciated investment securities.

The fund hereby designates approximately $414,700,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2000
Assets
Investment in securities, at value (cost $2,834,926) - See accompanying schedule		$ 3,243,523
Cash		1,237
Receivable for investments sold		53,967
Receivable for fund shares sold		2,652
Dividends receivable		7,075
Interest receivable		335
Other receivables		13
Total assets		3,308,802
Liabilities
Payable for investments purchased	$ 7,435
Payable for fund shares redeemed	14,399
Accrued management fee	1,339
Distribution fees payable	1,501
Other payables and accrued expenses	575
Collateral on securities loaned, at value	122
Total liabilities		25,371
Net Assets		$ 3,283,431
Net Assets consist of:
Paid in capital		$ 2,468,099
Undistributed net investment income		10,636
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		396,094
Net unrealized appreciation (depreciation) on investments		408,602
Net Assets		$ 3,283,431

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($161,079 ÷ 6,096 shares)	$26.42
Maximum offering price per share (100/94.25 of $26.42)	$28.03
Class T: Net Asset Value and redemption price per share ($1,888,551 ÷ 70,815 shares)	$26.67
Maximum offering price per share (100/96.50 of $26.67)	$27.64
Class B: Net Asset Value and offering price per share ($696,858 ÷ 26,303 shares) A	$26.49
Class C: Net Asset Value, offering price and redemption price per share ($69,346 ÷ 2,615.5 shares) A	$26.51
Institutional Class: Net Asset Value, offering price and redemption price per share ($467,597 ÷ 17,366 shares)	$26.93

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Dividends		$ 77,394
Interest		9,730
Security lending		8
Total income		87,132
Expenses
Management fee	$ 16,704
Transfer agent fees	7,359
Distribution fees	19,036
Accounting and security lending fees	625
Non-interested trustees' compensation	16
Custodian fees and expenses	60
Registration fees	162
Audit	41
Legal	34
Interest	47
Miscellaneous	43
Total expenses before reductions	44,127
Expense reductions	(966)	43,161
Net investment income		43,971
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $4,203 on sales of investments in affiliated issuers)	398,269
Foreign currency transactions	139
Futures contracts	8,522	406,930
Change in net unrealized appreciation (depreciation) on investment securities		(236,563)
Net gain (loss)		170,367
Net increase (decrease) in net assets resulting from operations		$ 214,338

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 43,971	$ 23,696
Net realized gain (loss)	406,930	456,249
Change in net unrealized appreciation (depreciation)	(236,563)	(327,761)
Net increase (decrease) in net assets resulting from operations	214,338	152,184
Distributions to shareholders From net investment income	(36,679)	(24,375)
From net realized gain	(392,128)	(187,706)
Total distributions	(428,807)	(212,081)
Share transactions - net increase (decrease)	(532,294)	(18,482)
Total increase (decrease) in net assets	(746,763)	(78,379)
Net Assets
Beginning of period	4,030,194	4,108,573
End of period (including undistributed net investment income of $10,636 and $3,465, respectively)	$ 3,283,431	$ 4,030,194

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998	1997	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 27.72	$ 28.15	$ 26.69	$ 22.78	$ 20.38
Income from Investment Operations
Net investment income E	.38	.23	.24	.23	.06
Net realized and unrealized gain (loss)	1.41	.88	3.19	4.61	2.44
Total from investment operations	1.79	1.11	3.43	4.84	2.50
Less Distributions
From net investment income	(.34)	(.25)	(.25)	(.34)	(.10)
From net realized gain	(2.75)	(1.29)	(1.72)	(.59)	-
Total distributions	(3.09)	(1.54)	(1.97)	(.93)	(.10)
Net asset value, end of period	$ 26.42	$ 27.72	$ 28.15	$ 26.69	$ 22.78
Total Return B, C	7.21%	4.06%	13.82%	22.05%	12.31%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 161	$ 120	$ 65	$ 26	$ 3
Ratio of expenses to average net assets	1.00%	.99%	1.03%	1.26% G	1.46% A, D, G
Ratio of expenses to average net assets after expense reductions	.97% H	.96% H	1.02% H	1.25% H	1.44% A, H
Ratio of net investment income to average net assets	1.51%	.83%	.89%	.93%	1.27% A
Portfolio turnover rate	101%	113%	59%	55%	78%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Limited in accordance with a state expense limitation.

E Net investment income per share has been calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of Class A shares) to November 30, 1996.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 27.95	$ 28.35	$ 26.85	$ 22.83	$ 19.95
Income from Investment Operations
Net investment income C	.34	.17	.19	.26	.30
Net realized and unrealized gain (loss)	1.41	.90	3.22	4.62	3.35
Total from investment operations	1.75	1.07	3.41	4.88	3.65
Less Distributions
From net investment income	(.28)	(.18)	(.19)	(.27)	(.31)
From net realized gain	(2.75)	(1.29)	(1.72)	(.59)	(.46)
Total distributions	(3.03)	(1.47)	(1.91)	(.86)	(.77)
Net asset value, end of period	$ 26.67	$ 27.95	$ 28.35	$ 26.85	$ 22.83
Total Return A, B	6.97%	3.89%	13.63%	22.12%	18.89%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,889	$ 2,494	$ 2,635	$ 2,190	$ 1,673
Ratio of expenses to average net assets	1.21%	1.21%	1.21%	1.23%	1.27%
Ratio of expenses to average net assets after expense reductions	1.18% D	1.18% D	1.20% D	1.21% D	1.26% D
Ratio of net investment income to average net assets	1.30%	.61%	.72%	1.05%	1.45%
Portfolio turnover rate	101%	113%	59%	55%	78%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the one time sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 27.79	$ 28.20	$ 26.73	$ 22.73	$ 19.90
Income from Investment Operations
Net investment income C	.20	.03	.05	.13	.19
Net realized and unrealized gain (loss)	1.40	.88	3.21	4.61	3.33
Total from investment operations	1.60	.91	3.26	4.74	3.52
Less Distributions
From net investment income	(.15)	(.03)	(.07)	(.15)	(.23)
From net realized gain	(2.75)	(1.29)	(1.72)	(.59)	(.46)
Total distributions	(2.90)	(1.32)	(1.79)	(.74)	(.69)
Net asset value, end of period	$ 26.49	$ 27.79	$ 28.20	$ 26.73	$ 22.73
Total Return A, B	6.38%	3.33%	13.06%	21.52%	18.22%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 697	$ 893	$ 878	$ 682	$ 500
Ratio of expenses to average net assets	1.75%	1.72%	1.74%	1.74% D	1.81%
Ratio of expenses to average net assets after expense reductions	1.72% E	1.69% E	1.72% E	1.73% E	1.79% E
Ratio of net investment income to average net assets	.76%	.10%	.19%	.53%	.92%
Portfolio turnover rate	101%	113%	59%	55%	78%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the contingent deferred sales charge.

C Net investment income per share has been calculated based on average shares outstanding during the period.

D FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 27.81	$ 28.23	$ 26.84	$ 26.65
Income from Investment Operations
Net investment income D	.19	.02	.02	.02
Net realized and unrealized gain (loss)	1.42	.89	3.21	.17
Total from investment operations	1.61	.91	3.23	.19
Less Distributions
From net investment income	(.16)	(.04)	(.12)	-
From net realized gain	(2.75)	(1.29)	(1.72)	-
Total distributions	(2.91)	(1.33)	(1.84)	-
Net asset value, end of period	$ 26.51	$ 27.81	$ 28.23	$ 26.84
Total Return B, C	6.41%	3.32%	12.90%	0.71%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 69	$ 65	$ 37	$ 1
Ratio of expenses to average net assets	1.74%	1.73%	1.84%	1.85% A, F
Ratio of expenses to average net assets after expense reductions	1.71% G	1.70% G	1.82% G	1.81% A, G
Ratio of net investment income to average net assets	.77%	.09%	.07%	1.24% A
Portfolio turnover rate	101%	113%	59%	55%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sales of Class C shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998	1997	1996
Selected Per-Share Data
Net asset value, beginning of period	$ 28.19	$ 28.59	$ 27.07	$ 23.00	$ 20.09
Income from Investment Operations
Net investment income B	.47	.32	.34	.39	.42
Net realized and unrealized gain (loss)	1.44	.90	3.24	4.68	3.37
Total from investment operations	1.91	1.22	3.58	5.07	3.79
Less Distributions
From net investment income	(.42)	(.33)	(.34)	(.41)	(.42)
From net realized gain	(2.75)	(1.29)	(1.72)	(.59)	(.46)
Total distributions	(3.17)	(1.62)	(2.06)	(1.00)	(.88)
Net asset value, end of period	$ 26.93	$ 28.19	$ 28.59	$ 27.07	$ 23.00
Total Return A	7.57%	4.40%	14.23%	22.87%	19.54%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 468	$ 458	$ 493	$ 464	$ 344
Ratio of expenses to average net assets	.68%	.69%	.68%	.69%	.71%
Ratio of expenses to average net assets after expense reductions	.65% C	.66% C	.67% C	.67% C	.70% C
Ratio of net investment income to average net assets	1.83%	1.13%	1.25%	1.60%	2.02%
Portfolio turnover rate	101%	113%	59%	55%	78%

A The total returns would have been lower had certain expenses not been reduced during the periods shown.

B Net investment income per share has been calculated based on average shares outstanding during the period.

C FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Equity Income Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Futures Contracts - continued

instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,400,073,000 and $4,266,168,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $278,797,000 and $287,319,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .20%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .48% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares, (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 318,000	$ 0
Class T	10,486,000	66,000
Class B	7,581,000	5,693,000
Class C	651,000	274,000
	$ 19,036,000	$ 6,033,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 372,000	$ 151,000
Class T	465,000	134,000
Class B	1,926,000	1,926,000
Class C	29,000	29,000
	$ 2,792,000	$ 2,240,000

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund for the fund's Class A, Class T, Class B, Class C and Institutional Class Shares. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 308,000.24
Class T	4,256,000.20
Class B	1,836,000.24
Class C	153,000.23
Institutional Class	806,000.17
	$ 7,359,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $300,000 for the period.

5. Interfund Lending Program.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $21,009,000. The weighted average interest rate was 6.65%. At period end there were no interfund loans outstanding.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $124,000. The fund received cash collateral of $122,000 which was invested in cash equivalents.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $959,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

Transfer Agent Credits
Class A	$ 3,000
Class B	3,000
$ 6,000

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2000	1999
From net investment income
Class A	$ 1,663,000	$ 811,000
Class T	22,685,000	16,902,000
Class B	4,338,000	963,000
Class C	417,000	72,000
Institutional Class	7,576,000	5,627,000
Total	$ 36,679,000	$ 24,375,000
From net realized gain
Class A	$ 11,860,000	$ 3,101,000
Class T	242,078,000	120,155,000
Class B	87,362,000	40,402,000
Class C	6,416,000	1,765,000
Institutional Class	44,412,000	22,283,000
Total	$ 392,128,000	$ 187,706,000
	$ 428,807,000	$ 212,081,000

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Amounts in thousands	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999

Class A Shares sold	5,295	2,776	$ 136,970	$ 79,105
Reinvestment of distributions	521	137	13,054	3,752
Shares redeemed	(4,059)	(898)	(104,420)	(25,235)
Net increase (decrease)	1,757	2,015	$ 45,604	$ 57,622
Class T Shares sold	18,394	21,844	$ 470,498	$ 622,299
Reinvestment of distributions	9,990	4,734	252,471	130,656
Shares redeemed	(46,785)	(30,306)	(1,186,261)	(860,850)
Net increase (decrease)	(18,401)	(3,728)	$ (463,292)	$ (107,895)
Class B Shares sold	3,196	6,290	$ 81,362	$ 178,412
Reinvestment of distributions	3,244	1,326	81,571	36,300
Shares redeemed	(12,288)	(6,588)	(308,596)	(185,915)
Net increase (decrease)	(5,848)	1,028	$ (145,663)	$ 28,797
Class C Shares sold	1,612	1,541	$ 41,084	$ 43,796
Reinvestment of distributions	229	59	5,743	1,620
Shares redeemed	(1,561)	(576)	(38,819)	(16,333)
Net increase (decrease)	280	1,024	$ 8,008	$ 29,083
Institutional Class Shares sold	6,564	3,228	$ 162,490	$ 94,842
Reinvestment of distributions	1,712	887	43,615	24,727
Shares redeemed	(7,153)	(5,122)	(183,056)	(145,658)
Net increase (decrease)	1,123	(1,007)	$ 23,049	$ (26,089)

Annual Report

Notes to Financial Statements - continued

10. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
UNOVA, Inc.	$ -	$ 7,618	$ -	$ -
Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Equity Income Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Equity Income Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Equity Income Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
Deloitte & Touche LLP

Boston, Massachusetts
January 10, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/26/00	12/22/00	$.14	$2.19
	1/8/01	1/5/01	-	$.65

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 100% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard A. Spillane Jr., Vice President

C. Robert Chow, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

EPII-ANN-0101 122696
1.539450.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Growth Opportunities

Fund - Class A, Class T, Class B and Class C

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	25	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	34	Notes to the financial statements.
Independent Auditors' Report	44	The auditors' opinion.
Distributions	45

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Growth Opportunities Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five years and 10 years total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - CL A	-16.86%	63.17%	364.44%
Fidelity Adv Growth Opportunities - CL A (incl. 5.75% sales charge)	-21.64%	53.79%	337.74%
S&P 500 ®	-4.22%	135.29%	411.40%
Growth Funds Average	-1.25%	114.99%	377.26%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - CL A	-16.86%	10.29%	16.60%
Fidelity Adv Growth Opportunities - CL A (incl. 5.75% sales charge)	-21.64%	8.99%	15.91%
S&P 500	-4.22%	18.66%	17.72%
Growth Funds Average	-1.25%	16.11%	16.47%

Average annual total returns take Class A's cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Growth Opportunities Fund - Class A

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Class A on November 30, 1990, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $43,774 - a 337.74% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $51,140 - a 411.40% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year, five year, and 10 year cumulative total returns for the large-cap value funds average were, 0.81%, 103.32%, and 331.01%, respectively; and the one year, five year, and 10 year average annual total returns were, 0.81%, 15.07%, and 15.57%, respectively. The one year, five year, and 10 year cumulative total returns for large-cap supergroup average were, -2.87%, 118.35% and 364.17%, respectively; and the one year, five year and 10 year average annual total returns were, -2.87%, 16.64%, and 16.34%, respectively.

Annual Report

Fidelity Advisor Growth Opportunities Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - CL T	-17.01%	62.16%	361.57%
Fidelity Adv Growth Opportunities - CL T (incl. 3.50% sales charge)	-19.91%	56.49%	345.41%
S&P 500	-4.22%	135.29%	411.40%
Growth Funds Average	-1.25%	114.99%	377.26%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - CL T	-17.01%	10.15%	16.53%
Fidelity Adv Growth Opportunities - CL T (incl. 3.50% sales charge)	-19.91%	9.37%	16.11%
S&P 500	-4.22%	18.66%	17.72%
Growth Funds Average	-1.25%	16.11%	16.47%

Average annual total returns take Class T's cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Growth Opportunities Fund - Class T

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Class T on November 30, 1990, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $44,541 - a 345.41% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $51,140 - a 411.40% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year, five year, and 10 year cumulative total returns for the large-cap value funds average were, 0.81%, 103.32%, and 331.01%, respectively; and the one year, five year, and 10 year average annual total returns were, 0.81%, 15.07%, and 15.57%, respectively. The one year, five year, and 10 year cumulative total returns for large-cap supergroup average were, -2.87%, 118.35% and 364.17%, respectively; and the one year, five year and 10 year average annual total returns were, -2.87%, 16.64%, and 16.34%, respectively.

Annual Report

Fidelity Advisor Growth Opportunities Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on March 3, 1997. Class B shares bear a 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five years and 10 years total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - CL B	-17.49%	58.76%	351.88%
Fidelity Adv Growth Opportunities - CL B (incl. contingent deferred sales charge)	-21.19%	56.76%	351.88%
S&P 500	-4.22%	135.29%	411.40%
Growth Funds Average	-1.25%	114.99%	377.26%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - CL B	-17.49%	9.69%	16.28%
Fidelity Adv Growth Opportunities - CL B (incl. contingent deferred sales charge)	-21.19%	9.41%	16.28%
S&P 500	-4.22%	18.66%	17.72%
Growth Funds Average	-1.25%	16.11%	16.47%

Average annual total returns take Class B's cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Growth Opportunities Fund - Class B

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Class B on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $45,188 - a 351.88% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $51,140 - a 411.40% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year, five year, and 10 year cumulative total returns for the large-cap value funds average were, 0.81%, 103.32%, and 331.01%, respectively; and the one year, five year, and 10 year average annual total returns were, 0.81%, 15.07%, and 15.57%, respectively. The one year, five year, and 10 year cumulative total returns for large-cap supergroup average were, -2.87%, 118.35% and 364.17%, respectively; and the one year, five year and 10 year average annual total returns were, -2.87%, 16.64%, and 16.34%, respectively.

Annual Report

Fidelity Advisor Growth Opportunities Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between March 3, 1997 and November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to March 3, 1997 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns prior to March 3, 1997 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years and past 10 years total return figures are 1%, 0%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five years and 10 years total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - CL C	-17.48%	58.80%	352.00%
Fidelity Adv Growth Opportunities - CL C (incl. contingent deferred sales charge)	-18.22%	58.80%	352.00%
S&P 500	-4.22%	135.29%	411.40%
Growth Funds Average	-1.25%	114.99%	377.26%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - CL C	-17.48%	9.69%	16.28%
Fidelity Adv Growth Opportunities - CL C (incl. contingent deferred sales charge)	-18.22%	9.69%	16.28%
S&P 500	-4.22%	18.66%	17.72%
Growth Funds Average	-1.25%	16.11%	16.47%

Average annual total returns take Class C's cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Growth Opportunities Fund - Class C

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Class C on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $45,200 - a 352.00% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $51,140 - a 411.40% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year, five year, and 10 year cumulative total returns for the large-cap value funds average were, 0.81%, 103.32%, and 331.01%, respectively; and the one year, five year, and 10 year average annual total returns were, 0.81%, 15.07%, and 15.57%, respectively. The one year, five year, and 10 year cumulative total returns for large-cap supergroup average were, -2.87%, 118.35% and 364.17%, respectively; and the one year, five year and 10 year average annual total returns were, -2.87%, 16.64%, and 16.34%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Bettina Doulton, Portfolio Manager of Fidelity Advisor Growth Opportunities Fund

Q. How did the fund perform during the past 12 months, Bettina?

A. During the 12-month period ending November 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned -16.86%, -17.01%, -17.49% and -17.48%, respectively. During the same period, the Standard & Poor's 500 Index returned -4.22%, while the growth funds average tracked by Lipper Inc. fell 1.25%.

Q. It was a difficult year for growth funds in general, and for this fund in particular. What was the primary reason for the fund's underperformance?

A. The fund's technology positioning had the most influence on both absolute and relative performance. Early in the period, before my tenure began, the fund's tech weighting was only half as large as the benchmark's. Given that technology stocks were driving the market to record highs, underweighting the sector was especially damaging to performance. After taking over the fund in February, I overweighted the portfolio's technology exposure to be more in line with the peer group. Unfortunately, just weeks after this repositioning, the tech sector began a severe correction that has since brought the NASDAQ Composite Index back to its August 1999 levels.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What sparked the sell-off in the sector?

A. The Federal Reserve Board's interest-rate increases slowed the economy, reduced capital availability and caused a reduction in earnings growth - all especially negative for tech stocks, which were pricing in continued prosperity. Additionally, the severity and speed of the economic slowdown created excess inventory problems across many industries, including the semiconductor and optical equipment industries where the fund had heavy exposure.

Q. As the downturn in technology took hold, how did you attempt to limit the fund's losses?

A. Increasing the fund's holdings in non-technology industries - health care and nondurables, for instance - offered some diversification, and within technology I focused on companies with relatively good fundamentals and/or valuations. Business software maker Siebel Systems and optical networking equipment maker Ciena Corp. are two names that come to mind. Overweighting both positions relative to the index helped performance. Additionally, underweighting some of the larger-cap tech names that significantly underperformed, including Lucent, Yahoo! and Microsoft, was somewhat helpful on a relative basis, although these stocks hurt the fund's absolute returns.

Q. What strategies did you undertake in sectors outside of technology?

A. Typical of prior economic slowdowns, the relatively predictable growth rates of the health care and nondurables sectors provided a safe haven for investors. Therefore, I raised the fund's stake in the health sector from 11% a year ago to almost 16% at the end of the period, which proved beneficial. On a sector basis, health care was the fund's best contributor to performance, while Eli Lilly and Schering-Plough were notable contributors on a stock selection basis. In addition, I moved some assets into the nondurables sector, increasing the fund's holdings in Coca-Cola, Gillette and Procter & Gamble. These moves generally helped performance.

Q. What stocks were particularly hurt by the poor market environment of the past year?

A. Given the horrendous performance of tech stocks, it's not surprising that several of the fund's worst absolute performers were from that sector, namely Microsoft, Cisco, Dell Computer, Texas Instruments and Intel. Retail stalwarts Wal-Mart and Home Depot also were detractors. While I think both are great companies, the implications of an economic slowdown were very damaging to their stocks.

Q. What's your outlook for the next few months, Bettina?

A. The market is in a difficult place right now, caught between the push/pull of expectations for lower interest rates going forward, versus the grim reality that earnings estimates may generally still need to come down for 2001. I think that's going to make for a very tough medium-term period. However, I do believe that the fund is well-positioned for this eventuality. If you look at my industry weightings exiting the period versus what they were for the year, I'm currently much more diversified and much more in line with the S&P. This less-aggressive posture should serve to limit relative underperformance if the negative momentum continues; I'll look to become more aggressive opportunistically through individual stock selection.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide capital growth by investing primarily in common stocks, both domestic and foreign, and securities convertible into common stocks

Start date: November 18, 1987

Size: as of November 30, 2000, more than $16.4 billion

Manager: Bettina Doulton, since February 2000; joined Fidelity in 1986

3

Bettina Doulton on the prospects for corporate earnings:

"While the severity of the economic slowdown we're in the midst of won't be known for a while, I'm concerned that earnings growth could be disappointing for many industries in 2001. Corporate earnings will face tough comparisons to the first quarter of 2000 when economic growth was over 5%, raw material costs are still high due to high oil prices, and many industries are experiencing slower revenue growth. As seen in the third-quarter earnings releases, a dramatic slowdown in earnings growth has begun. It's been particularly severe in old economy companies, where profit growth has slowed to the low single-digits. As revenue growth slows into negative or low single-digit numbers, it's insufficient to offset companies' fixed-costs, so pressure on earnings growth mounts significantly.

"Compared to earlier decades, incremental profit margins were two times better in the 1990s, largely via improved productivity. Conversely, I'm concerned that decremental margins could cause significant earnings disappointments in the coming quarters. The increase in fixed costs in two areas, depreciation/amortization expense and interest expense related to investments in capital equipment and acquisitions, could be difficult to offset as revenue growth slows. Of course, at some point valuation and earnings expectations will again be reasonable or interest rates will decline such that investors should be willing to look through the slowdown to the next reacceleration."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	5.7	4.0
Fannie Mae	4.4	2.9
Cisco Systems, Inc.	3.5	3.8
Freddie Mac	3.4	2.0
Bristol-Myers Squibb Co.	3.0	1.4
Schering-Plough Corp.	3.0	2.1
Microsoft Corp.	2.7	1.1
Exxon Mobil Corp.	2.4	2.1
Eli Lilly & Co.	2.3	2.4
Pfizer, Inc.	2.0	0.0
	32.4
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	22.6	42.4
Finance	17.0	13.8
Health	15.8	9.5
Industrial Machinery & Equipment	7.2	4.7
Energy	6.2	7.2
Asset Allocation (% of fund's net assets)
As of November 30, 2000*		As of May 31, 2000 **
	Stocks 90.6%		Stocks 96.6%
	Short-Term Investments and Net Other Assets 9.4%		Short-Term Investments and Net Other Assets 3.4%
* Foreign investments	4.3%	** Foreign investments	11.5%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 90.6%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 1.5%
Boeing Co.	2,222,400	$ 153,485
Rockwell International Corp.	482,000	19,401
Textron, Inc.	1,432,100	72,500
TOTAL AEROSPACE & DEFENSE		245,386
BASIC INDUSTRIES - 2.2%
Chemicals & Plastics - 1.5%
Avery Dennison Corp.	185,400	10,197
Dow Chemical Co.	2,085,600	63,741
E.I. du Pont de Nemours and Co.	464,000	19,633
Pharmacia Corp.	741,800	45,250
Praxair, Inc.	2,400,100	86,254
Rohm & Haas Co.	835,700	24,862
		249,937
Metals & Mining - 0.2%
Alcoa, Inc.	602,900	16,994
Phelps Dodge Corp.	231,800	11,387
		28,381
Paper & Forest Products - 0.5%
Georgia-Pacific Corp.	231,800	5,838
International Paper Co.	509,800	17,269
Kimberly-Clark Corp.	463,600	32,423
Mead Corp.	185,600	4,907
Weyerhaeuser Co.	695,200	30,415
		90,852
TOTAL BASIC INDUSTRIES		369,170
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.2%
Masco Corp.	1,496,600	28,903
DURABLES - 0.4%
Consumer Electronics - 0.1%
Black & Decker Corp.	510,000	18,456
Textiles & Apparel - 0.3%
NIKE, Inc. Class B	1,059,300	45,153
TOTAL DURABLES		63,609
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 6.2%
Energy Services - 1.3%
Baker Hughes, Inc.	564,400	$ 18,660
Halliburton Co.	3,365,700	112,330
Schlumberger Ltd. (NY Shares)	1,158,900	71,852
		202,842
Oil & Gas - 4.9%
BP Amoco PLC sponsored ADR	2,672,456	126,775
Burlington Resources, Inc.	1,021,300	41,682
Conoco, Inc. Class B	741,700	18,589
Cooper Cameron Corp. (a)	810,500	43,970
Exxon Mobil Corp.	4,570,100	402,169
Royal Dutch Petroleum Co. (NY Shares)	1,547,900	92,390
TotalFinaElf SA:
Class B	197,574	27,907
sponsored ADR	812,761	57,401
		810,883
TOTAL ENERGY		1,013,725
FINANCE - 17.0%
Banks - 2.5%
Bank of America Corp.	1,393,800	55,665
Bank One Corp.	2,841,600	101,765
Chase Manhattan Corp.	4,178,250	154,073
Mellon Financial Corp.	185,400	8,691
PNC Financial Services Group, Inc.	632,800	42,081
SunTrust Banks, Inc.	92,700	4,710
Wachovia Corp.	249,600	12,496
Wells Fargo & Co.	463,600	21,992
		401,473
Credit & Other Finance - 2.4%
American Express Co.	3,108,200	170,757
Citigroup, Inc.	4,553,333	226,813
		397,570
Federal Sponsored Credit - 7.8%
Fannie Mae	9,095,842	718,572
Freddie Mac	9,346,200	564,861
		1,283,433
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Insurance - 2.5%
American International Group, Inc.	3,192,028	$ 309,427
Hartford Financial Services Group, Inc.	594,200	42,040
The Chubb Corp.	804,400	65,559
		417,026
Securities Industry - 1.8%
Charles Schwab Corp.	1,825,180	50,535
Daiwa Securities Group, Inc.	1,087,000	11,474
Merrill Lynch & Co., Inc.	2,269,500	131,347
Morgan Stanley Dean Witter & Co.	1,692,200	107,243
		300,599
TOTAL FINANCE		2,800,101
HEALTH - 15.8%
Drugs & Pharmaceuticals - 13.6%
Allergan, Inc.	259,400	24,076
American Home Products Corp.	586,800	35,281
Bristol-Myers Squibb Co.	7,188,300	498,239
Eli Lilly & Co.	4,049,100	379,350
Immunex Corp. (a)	3,275,208	121,797
Merck & Co., Inc.	3,251,300	301,355
Pfizer, Inc.	7,262,068	321,800
Schering-Plough Corp.	8,798,300	493,255
Sepracor, Inc. (a)	411,800	30,087
Serono SA sponsored ADR (a)	1,519,300	32,475
		2,237,715
Medical Equipment & Supplies - 2.2%
Abbott Laboratories	1,469,000	80,887
AmeriSource Health Corp. Class A (a)	214,900	10,584
Baxter International, Inc.	204,100	17,667
Cardinal Health, Inc.	1,297,730	129,692
Guidant Corp. (a)	1,158,800	62,503
Johnson & Johnson	274,800	27,480
McKesson HBOC, Inc.	882,800	29,022
		357,835
TOTAL HEALTH		2,595,550
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - 7.2%
Electrical Equipment - 5.9%
Emerson Electric Co.	185,400	$ 13,511
General Electric Co.	18,990,300	941,198
Scientific-Atlanta, Inc.	185,800	7,502
		962,211
Industrial Machinery & Equipment - 1.3%
Deere & Co.	722,500	29,397
Ingersoll-Rand Co.	307,320	12,370
Tyco International Ltd.	3,337,400	176,048
		217,815
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		1,180,026
MEDIA & LEISURE - 5.3%
Broadcasting - 2.7%
AT&T Corp. - Liberty Media Group Class A (a)	4,835,020	65,575
Charter Communications, Inc.	2,432,300	48,038
Clear Channel Communications, Inc. (a)	1,910,600	96,485
Comcast Corp. Class A (special) (a)	976,800	37,546
Cox Communications, Inc. Class A (a)	1,081,285	43,049
Infinity Broadcasting Corp. Class A (a)	339,500	10,270
Time Warner, Inc.	927,000	57,474
Univision Communications, Inc. Class A (a)	2,401,500	84,053
		442,490
Entertainment - 1.9%
Fox Entertainment Group, Inc. Class A (a)	3,508,800	56,141
Viacom, Inc. Class B (non-vtg.) (a)	4,482,571	229,171
Walt Disney Co.	1,070,400	30,975
		316,287
Publishing - 0.3%
McGraw-Hill Companies, Inc.	943,300	50,113
Restaurants - 0.4%
McDonald's Corp.	2,169,700	69,159
TOTAL MEDIA & LEISURE		878,049
NONDURABLES - 3.7%
Beverages - 1.5%
The Coca-Cola Co.	3,886,200	243,373
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - continued
Household Products - 1.8%
Clorox Co.	187,100	$ 8,361
Colgate-Palmolive Co.	974,300	57,240
Gillette Co.	3,026,500	102,523
Procter & Gamble Co.	1,714,400	128,366
		296,490
Tobacco - 0.4%
Philip Morris Companies, Inc.	1,576,000	60,184
TOTAL NONDURABLES		600,047
RETAIL & WHOLESALE - 3.0%
Apparel Stores - 0.1%
Gap, Inc.	602,500	15,025
Drug Stores - 0.3%
CVS Corp.	231,800	13,184
Walgreen Co.	897,700	40,004
		53,188
General Merchandise Stores - 1.7%
Wal-Mart Stores, Inc.	5,453,900	284,625
Grocery Stores - 0.1%
Safeway, Inc. (a)	231,800	13,662
Retail & Wholesale, Miscellaneous - 0.8%
Best Buy Co., Inc. (a)	278,400	7,169
Home Depot, Inc.	2,985,150	116,981
		124,150
TOTAL RETAIL & WHOLESALE		490,650
SERVICES - 0.1%
Dun & Bradstreet Corp. (a)	278,550	6,459
Moodys Corp.	557,100	14,450
TOTAL SERVICES		20,909
TECHNOLOGY - 22.6%
Communications Equipment - 5.5%
Ciena Corp. (a)	1,243,100	94,398
Cisco Systems, Inc. (a)	11,894,700	569,459
Corning, Inc.	310,700	18,176
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Communications Equipment - continued
Corvis Corp.	200,000	$ 5,763
Nokia AB sponsored ADR	3,298,890	141,028
Nortel Networks Corp.	2,164,900	81,725
		910,549
Computer Services & Software - 8.5%
Adobe Systems, Inc.	1,327,500	84,130
America Online, Inc. (a)	2,084,100	84,635
Ariba, Inc. (a)	1,308,300	81,442
Automatic Data Processing, Inc.	1,575,600	103,990
BEA Systems, Inc. (a)	864,300	50,616
BMC Software, Inc. (a)	278,100	4,815
Cadence Design Systems, Inc. (a)	1,534,600	35,967
Computer Associates International, Inc.	519,800	13,580
Electronic Data Systems Corp.	649,000	34,356
Microsoft Corp. (a)	7,637,500	438,202
Openwave Systems, Inc. (a)	86,100	3,928
Oracle Corp. (a)	8,853,500	234,618
PeopleSoft, Inc. (a)	1,283,200	42,666
Redback Networks, Inc. (a)	231,900	16,190
Siebel Systems, Inc. (a)	555,700	38,830
Sonus Networks, Inc.	475,900	11,570
VeriSign, Inc. (a)	216,857	18,799
VERITAS Software Corp. (a)	669,100	65,279
Yahoo!, Inc. (a)	788,000	31,225
		1,394,838
Computers & Office Equipment - 4.9%
Compaq Computer Corp.	3,324,300	71,472
Dell Computer Corp. (a)	5,214,700	100,383
EMC Corp. (a)	2,734,444	203,374
Extreme Networks, Inc. (a)	382,000	19,625
Juniper Networks, Inc. (a)	275,600	34,347
Network Appliance, Inc. (a)	1,371,500	67,718
Sun Microsystems, Inc. (a)	3,972,700	302,173
		799,092
Electronic Instruments - 0.6%
Agilent Technologies, Inc.	185	10
Applied Materials, Inc. (a)	779,800	31,533
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Electronic Instruments - continued
KLA-Tencor Corp. (a)	1,008,800	$ 27,742
LAM Research Corp. (a)	2,809,300	42,140
		101,425
Electronics - 3.1%
Analog Devices, Inc. (a)	1,734,600	86,080
Broadcom Corp. Class A (a)	92,700	9,038
Intel Corp.	5,385,100	204,970
JDS Uniphase Corp. (a)	788,000	39,449
National Semiconductor Corp. (a)	1,331,900	24,723
Texas Instruments, Inc.	3,934,100	146,791
Xilinx, Inc. (a)	165,900	6,470
		517,521
TOTAL TECHNOLOGY		3,723,425
TRANSPORTATION - 0.3%
Railroads - 0.3%
Burlington Northern Santa Fe Corp.	78,900	1,997
Union Pacific Corp.	914,390	42,519
		44,516
UTILITIES - 5.1%
Cellular - 1.0%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	1,391,900	36,885
Nextel Communications, Inc. Class A (a)	3,329,000	103,199
Sprint Corp. - PCS Group Series 1 (a)	878,690	19,935
		160,019
Electric Utility - 0.5%
AES Corp. (a)	1,652,000	85,698
Telephone Services - 3.6%
BellSouth Corp.	2,709,300	113,283
Global Crossing Ltd. (a)	1,369,100	16,943
Qwest Communications International, Inc. (a)	2,857,542	107,872
SBC Communications, Inc.	4,620,440	253,835
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Telephone Services - continued
Sprint Corp. - FON Group	1,530,400	$ 35,199
Verizon Communications	1,251,500	70,319
		597,451
TOTAL UTILITIES		843,168
TOTAL COMMON STOCKS (Cost $12,895,407)		14,897,234
Convertible Bonds - 0.0%
Moody's Ratings (unaudited)		Principal Amount (000s)
TECHNOLOGY - 0.0%
Computer Services & Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (c) (Cost $5,050)	-	$ 5,050	4,646
Cash Equivalents - 8.2%
	Shares
Fidelity Cash Central Fund, 6.57% (b)	1,321,298,100	1,321,298
Fidelity Securities Lending Cash Central Fund, 6.63% (b)	24,102,200	24,102
TOTAL CASH EQUIVALENTS (Cost $1,345,400)		1,345,400
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $14,245,857)		16,247,280
NET OTHER ASSETS - 1.2%		199,882
NET ASSETS - 100%		$ 16,447,162
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,646,000 or 0.0% of net assets.

Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income
tax purposes was $14,293,665,000.
Net unrealized appreciation aggre-
gated $1,953,615,000, of which $3,521,961,000 related to appreciated investment securities and $1,568,346,000 related to depreciated investment securities.

The fund hereby designates approximately $3,092,770,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2000
Assets
Investment in securities, at value (cost $14,245,857) - See accompanying schedule		$ 16,247,280
Foreign currency held at value (cost $1)		1
Receivable for investments sold		300,459
Receivable for fund shares sold		9,513
Dividends receivable		10,297
Interest receivable		8,176
Other receivables		218
Total assets		16,575,944
Liabilities
Payable for investments purchased	$ 14,272
Payable for fund shares redeemed	74,777
Accrued management fee	4,217
Distribution fees payable	7,901
Other payables and accrued expenses	3,513
Collateral on securities loaned, at value	24,102
Total liabilities		128,782
Net Assets		$ 16,447,162
Net Assets consist of:
Paid in capital		$ 12,636,818
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,809,032
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,001,312
Net Assets		$ 16,447,162

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($452,036 ÷ 12,083 shares)	$37.41
Maximum offering price per share (100/94.25 of $37.41)	$39.69
Class T: Net Asset Value and redemption price per share ($13,812,527 ÷ 365,807 shares)	$37.76
Maximum offering price per share (100/96.50 of $37.76)	$39.13
Class B: Net Asset Value and offering price per share ($1,436,872 ÷ 38,720 shares) A	$37.11
Class C: Net Asset Value and offering price per share ($400,215 ÷ 10,762 shares) A	$37.19
Institutional Class: Net Asset Value, offering price and redemption price per share ($345,512 ÷ 9,128 shares)	$37.85

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Dividends (including $1,445 received from affiliated issuers)		$ 165,830
Interest		61,276
Security lending		958
Total income		228,064
Expenses
Management fee Basic fee	$ 128,874
Performance adjustment	(50,486)
Transfer agent fees	44,265
Distribution fees	120,751
Accounting and security lending fees	1,373
Non-interested trustees' compensation	78
Custodian fees and expenses	525
Registration fees	544
Audit	123
Legal	106
Interest	117
Miscellaneous	151
Total expenses before reductions	246,421
Expense reductions	(5,606)	240,815
Net investment income (loss)		(12,751)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $127,767 on sales of investments in affiliated issuers)	1,916,833
Foreign currency transactions	(493)	1,916,340
Change in net unrealized appreciation (depreciation) on:
Investment securities	(5,544,824)
Assets and liabilities in foreign currencies	(65)	(5,544,889)
Net gain (loss)		(3,628,549)
Net increase (decrease) in net assets resulting from operations		$ (3,641,300)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (12,751)	$ 205,720
Net realized gain (loss)	1,916,340	3,285,007
Change in net unrealized appreciation (depreciation)	(5,544,889)	(1,529,997)
Net increase (decrease) in net assets resulting from operations	(3,641,300)	1,960,730
Distributions to shareholders From net investment income	(188,938)	(195,067)
From net realized gain	(2,858,269)	(939,863)
Total distributions	(3,047,207)	(1,134,930)
Share transactions - net increase (decrease)	(5,397,313)	194,901
Total increase (decrease) in net assets	(12,085,820)	1,020,701
Net Assets
Beginning of period	28,532,982	27,512,281
End of period (including undistributed net investment income of $0 and $191,572, respectively)	$ 16,447,162	$ 28,532,982

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998	1997 H	1997 I	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 50.61	$ 49.33	$ 44.02	$ 42.57	$ 35.39	$ 32.86
Income from Invest- ment Operations
Net investment income D	.08	.47	.48	.04	.54	.09
Net realized and unrealized gain (loss)	(7.65)	2.97	8.03	1.41	8.80	2.44
Total from investment operations	(7.57)	3.44	8.51	1.45	9.34	2.53
Less Distributions
From net investment income	(.50) J	(.47)	(.60)	-	(.72)	-
From net realized gain	(5.13) J	(1.69)	(2.60)	-	(1.44)	-
Total distributions	(5.63)	(2.16)	(3.20)	-	(2.16)	-
Net asset value, end of period	$ 37.41	$ 50.61	$ 49.33	$ 44.02	$ 42.57	$ 35.39
Total Return B, C	(16.86)%	7.31%	20.82%	3.41%	27.58%	7.70%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 452	$ 640	$ 359	$ 143	$ 130	$ 10
Ratio of expenses to average net assets	.87%	.92%	.97%	1.10% A, F	1.05%	1.48% A, F
Ratio of expenses to average net assets after expense reductions	.84% G	.91% G	.96% G	1.09% A, G	1.04% G	1.47% A, G
Ratio of net investment income to average net assets	.17%	.93%	1.06%	1.22% A	1.36%	1.74% A
Portfolio turnover rate	110%	43%	25%	33% A	35%	33%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to October 31, 1996.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H One month ended November 30, 1997

I Year ended October 31

J The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999	1998	1997 G	1997 F	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 50.96	$ 49.63	$ 44.20	$ 42.76	$ 35.41	$ 30.89
Income from Invest- ment Operations
Net investment income (loss) D	(.00)	.37	.42	.03	.55	.61
Net realized and unrealized gain (loss)	(7.72)	3.00	8.08	1.41	8.78	4.72
Total from investment operations	(7.72)	3.37	8.50	1.44	9.33	5.33
Less Distributions
From net invest- ment income	(.35) H	(.35)	(.47)	-	(.54)	(.41)
From net realized gain	(5.13) H	(1.69)	(2.60)	-	(1.44)	(.40)
Total distributions	(5.48)	(2.04)	(3.07)	-	(1.98)	(.81)
Net asset value, end of period	$ 37.76	$ 50.96	$ 49.63	$ 44.20	$ 42.76	$ 35.41
Total Return B, C	(17.01)%	7.10%	20.63%	3.37%	27.43%	17.61%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 13,813	$ 24,357	$ 24,802	$ 20,411	$ 19,652	$ 14,315
Ratio of expenses to average net assets	1.05%	1.12%	1.14%	1.28% A	1.18%	1.34%
Ratio of expenses to average net assets after expense reductions	1.03% E	1.11% E	1.13% E	1.27% A, E	1.17% E	1.34%
Ratio of net investment income (loss) to average net assets	(.01)%	.73%	.92%	1.03% A	1.39%	1.88%
Portfolio turnover rate	110%	43%	25%	33% A	35%	33%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F Year ended October 31

G One month ended November 30, 1997

H The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998	1997 H	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 50.25	$ 49.12	$ 44.02	$ 42.60	$ 37.62
Income from Investment Operations
Net investment income (loss) D	(.26)	.09	.14	.02	.13
Net realized and unrealized gain (loss)	(7.59)	2.97	8.04	1.40	4.85
Total from investment operations	(7.85)	3.06	8.18	1.42	4.98
Less Distributions
From net investment income	(.16) I	(.24)	(.48)	-	-
From net realized gain	(5.13) I	(1.69)	(2.60)	-	-
Total distributions	(5.29)	(1.93)	(3.08)	-	-
Net asset value, end of period	$ 37.11	$ 50.25	$ 49.12	$ 44.02	$ 42.60
Total Return B, C	(17.49)%	6.50%	19.95%	3.33%	13.24%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,437	$ 2,264	$ 1,432	$ 423	$ 371
Ratio of expenses to average net assets	1.64%	1.67%	1.71%	1.85% A, F	1.75% A
Ratio of expenses to average net assets after expense reductions	1.62% G	1.66% G	1.70% G	1.84% A, G	1.74% A, G
Ratio of net investment income (loss) to average net assets	(.60)%	.19%	.31%	.47% A	.48% A
Portfolio turnover rate	110%	43%	25%	33% A	35%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period March 3, 1997 (commencement of sale of Class B shares) to October 31, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H One month ended November 30, 1997

I The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 50.39	$ 49.33	$ 44.20	$ 43.62
Income from Investment Operations
Net investment income (loss) D	(.25)	.10	.12	.02
Net realized and unrealized gain (loss)	(7.61)	2.97	8.08	.56
Total from investment operations	(7.86)	3.07	8.20	.58
Less Distributions
From net investment income	(.21) H	(.32)	(.47)	-
From net realized gain	(5.13) H	(1.69)	(2.60)	-
Total distributions	(5.34)	(2.01)	(3.07)	-
Net asset value, end of period	$ 37.19	$ 50.39	$ 49.33	$ 44.20
Total Return B, C	(17.48)%	6.50%	19.91%	1.33%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 400	$ 688	$ 301	$ 6
Ratio of expenses to average net assets	1.61%	1.65%	1.70%	1.85% A, F
Ratio of expenses to average net assets after expense reductions	1.59% G	1.64% G	1.70%	1.84% A, G
Ratio of net investment income (loss) to average net assets	(.57)%	.20%	.27%	.74% A
Portfolio turnover rate	110%	43%	25%	33% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998	1997 H	1997 G	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 51.10	$ 49.78	$ 44.31	$ 42.85	$ 35.47	$ 30.97
Income from Invest- ment Operations
Net investment income D	.22	.63	.65	.05	.75	.77
Net realized and unrealized gain (loss)	(7.72)	2.98	8.10	1.41	8.78	4.74
Total from investment operations	(7.50)	3.61	8.75	1.46	9.53	5.51
Less Distributions
From net investment income	(.62) E	(.60)	(.68)	-	(.71)	(.61)
From net realized gain	(5.13) E	(1.69)	(2.60)	-	(1.44)	(.40)
Total distributions	(5.75)	(2.29)	(3.28)	-	(2.15)	(1.01)
Net asset value, end of period	$ 37.85	$ 51.10	$ 49.78	$ 44.31	$ 42.85	$ 35.47
Total Return B, C	(16.58)%	7.62%	21.29%	3.41%	28.07%	18.25%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 346	$ 584	$ 618	$ 392	$ 375	$ 250
Ratio of expenses to average net assets	.53%	.62%	.62%	.71% A	.66%	.85%
Ratio of expenses to average net assets after expense reductions	.51% F	.61% F	.61% F	.70% A, F	.65% F	.84% F
Ratio of net invest- ment income to average net assets	.51%	1.24%	1.43%	1.60% A	1.91%	2.38%
Portfolio turnover rate	110%	43%	25%	33% A	35%	33%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E The amounts shown reflect certain reclassifications related to book to tax differences.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Year ended October 31

H One month ended November 30, 1997

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Growth Opportunities Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

differing treatments for litigation proceeds, foreign currency transactions, market discount, partnerships, losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $23,889,007,000 and $32,625,631,000, respectively, of which U.S. government and government agency obligations aggregated $0 and $2,036,577,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance of the asset-weighted average return of all classes as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .35% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 1,406,000	$ 5,000
Class T	94,945,000	916,000
Class B	18,875,000	14,168,000
Class C	5,525,000	2,176,000
	$ 120,751,000	$ 17,265,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 1,278,000	$ 502,000
Class T	3,480,000	1,044,000
Class B	8,143,000	8,143,000 *
Class C	410,000	410,000 *
	$ 13,311,000	$ 10,099,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,450,000.26
Class T	35,537,000.19
Class B	5,210,000.28
Class C	1,362,000.25
Institutional Class	706,000.17
	$ 44,265,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,146,000 for the period.

5. Interfund Lending Program.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $91,213,000. The weighted average interest rate was 5.78%.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $22,904,000. The fund received cash collateral of $24,102,000 which was invested in cash equivalents.

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $5,483,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

Transfer Agent Credits
Class A	$ 13,000
Class T	105,000
Class B	3,000
Class C	1,000
$ 122,000

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2000	1999
From net investment income
Class A	$ 6,159	$ 3,446
Class T	165,390	175,050
Class B	7,609	7,090
Class C	2,951	2,000
Institutional Class	6,829	7,481
Total	$ 188,938	$ 195,067
From net realized gain
Class A	$ 64,684	$ 12,417
Class T	2,435,566	845,704
Class B	229,907	50,007
Class C	69,819	10,642
Institutional Class	58,293	21,093
Total	$ 2,858,269	$ 939,863
Total Distributions	$ 3,047,207	$ 1,134,930

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999

Class A Shares sold	4,222	7,706	$ 185,092	$ 388,943
Reinvestment of distributions	1,487	317	67,254	14,915
Shares redeemed	(6,263)	(2,665)	(273,883)	(134,575)
Net increase (decrease)	(554)	5,358	$ (21,537)	$ 269,283
Class T Shares sold	55,739	84,990	$ 2,458,458	$ 4,305,403
Reinvestment of distributions	53,007	20,264	2,424,416	961,462
Shares redeemed	(220,920)	(126,979)	(9,767,102)	(6,461,873)
Net increase (decrease)	(112,174)	(21,725)	$ (4,884,228)	$ (1,195,008)
Class B Shares sold	6,462	20,524	$ 284,295	$ 1,029,947
Reinvestment of distributions	4,562	1,064	206,300	50,034
Shares redeemed	(17,360)	(5,677)	(756,605)	(285,427)
Net increase (decrease)	(6,336)	15,911	$ (266,010)	$ 794,554
Class C Shares sold	3,745	9,384	$ 165,404	$ 472,443
Reinvestment of distributions	1,259	217	57,030	10,228
Shares redeemed	(7,898)	(2,048)	(344,794)	(103,255)
Net increase (decrease)	(2,894)	7,553	$ (122,360)	$ 379,416
Institutional Class Shares sold	5,334	4,369	$ 231,893	$ 220,446
Reinvestment of distributions	1,159	506	52,861	23,925
Shares redeemed	(8,792)	(5,872)	(387,932)	(297,715)
Net increase (decrease)	(2,299)	(997)	$ (103,178)	$ (53,344)

Annual Report

Notes to Financial Statements - continued

10. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
AmeriSource Health Corp. Class A	$ 5,102	$ 71,814	$ -	$ -
Burlington Industries, Inc.	-	1,984	-	-
Centex Corp.	-	61,580	181	-
Cummins Engine Co., Inc.	-	5,401	-	-
D.R. Horton, Inc.	549	22,671	137	-
Discount Auto Parts, Inc.	-	4,825	-	-
Kaufman & Broad Home Corp.	-	50,146	254	-
LAM Research Corp.	-	5,433	-	-
Lennar Corp.	714	28,639	31	-
Liz Claiborne, Inc.	-	52,597	-	-
MGIC Investment Corp.	-	135,172	-	-
Policy Management Systems Corp.	6,665	28,992	-	-
SCI Systems, Inc.	5,359	28,759	-	-
Tech Data Corp.	5,158	96,008	-	-
Tosco Corp.	-	11,597	525	-
Warnaco Group, Inc. Class A	-	17,457	317	-
TOTALS	$ 23,547	$ 623,075	$ 1,445	$ -

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standard s generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Growth Opportunities voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	01/08/01 12/18/00	01/05/01 12/15/00	- -	$0.03 $3.93
Class T	01/08/01 12/18/00	01/05/01 12/15/00	- -	$0.03 $3.93
Class B	01/08/01 12/18/00	01/05/01 12/15/00	- -	$0.03 $3.93
Class C	01/08/01 12/18/00	01/05/01 12/15/00	- -	$0.03 $3.93

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 75%, 96%, 100% and 100% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

A total of 20.48% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Bettina Doulton, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

* Independent trustees

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

GO-ANN-0101 122407
1.704314.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Growth Opportunities

Fund - Institutional Class

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	19	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	28	Notes to the financial statements.
Independent Auditors' Report	38	The auditors' opinion.
Distributions	39

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Growth Opportunities Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - Inst CL	-16.58%	66.34%	375.11%
S&P 500®	-4.22%	135.29%	411.40%
Growth Funds Average	-1.25%	114.99%	377.26%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Growth Opportunities - Inst CL	-16.58%	10.71%	16.86%
S&P 500	-4.22%	18.66%	17.72%
Growth Funds Average	-1.25%	16.11%	16.47%

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Growth Opportunities Fund - Institutional Class

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Growth Opportunities Fund - Institutional Class on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $47,511 - an 375.11% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $51,140 - a 411.40% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap value funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The Lipper large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year, five year, and 10 year cumulative total returns for the large-cap value funds average were, 0.81%, 103.32%, and 331.01%, respectively; and the one year, five year, and 10 year average annual total returns were, 0.81%, 15.07%, and 15.57%, respectively. The one year, five year, and 10 year cumulative total returns for large-cap supergroup average were, -2.87%, 118.35% and 364.17%, respectively; and the one year, five year and 10 year average annual total returns were, -2.87%, 16.64%, and 16.34%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Bettina Doulton, Portfolio Manager of Fidelity Advisor Growth Opportunities Fund

Q. How did the fund perform during the past 12 months, Bettina?

A. During the 12-month period ending November 30, 2000, the fund's Institutional Class shares returned -16.58%. During the same period, the Standard & Poor's 500 Index returned -4.22%, while the growth funds average tracked by Lipper Inc. fell 1.25%.

Q. It was a difficult year for growth funds in general, and for this fund in particular. What was the primary reason for the fund's underperformance?

A. The fund's technology positioning had the most influence on both absolute and relative performance. Early in the period, before my tenure began, the fund's tech weighting was only half as large as the benchmark's. Given that technology stocks were driving the market to record highs, underweighting the sector was especially damaging to performance. After taking over the fund in February, I overweighted the portfolio's technology exposure to be more in line with the peer group. Unfortunately, just weeks after this repositioning, the tech sector began a severe correction that has since brought the NASDAQ Composite Index back to its August 1999 levels.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What sparked the sell-off in the sector?

A. The Federal Reserve Board's interest-rate increases slowed the economy, reduced capital availability and caused a reduction in earnings growth - all especially negative for tech stocks, which were pricing in continued prosperity. Additionally, the severity and speed of the economic slowdown created excess inventory problems across many industries, including the semiconductor and optical equipment industries where the fund had heavy exposure.

Q. As the downturn in technology took hold, how did you attempt to limit the fund's losses?

A. Increasing the fund's holdings in non-technology industries - health care and nondurables, for instance - offered some diversification, and within technology I focused on companies with relatively good fundamentals and/or valuations. Business software maker Siebel Systems and optical networking equipment maker Ciena Corp. are two names that come to mind. Overweighting both positions relative to the index helped performance. Additionally, underweighting some of the larger-cap tech names that significantly underperformed, including Lucent, Yahoo! and Microsoft, was somewhat helpful on a relative basis, although these stocks hurt the fund's absolute returns.

Q. What strategies did you undertake in sectors outside of technology?

A. Typical of prior economic slowdowns, the relatively predictable growth rates of the health care and nondurables sectors provided a safe haven for investors. Therefore, I raised the fund's stake in the health sector from 11% a year ago to almost 16% at the end of the period, which proved beneficial. On a sector basis, health care was the fund's best contributor to performance, while Eli Lilly and Schering-Plough were notable contributors on a stock selection basis. In addition, I moved some assets into the nondurables sector, increasing the fund's holdings in Coca-Cola, Gillette and Procter & Gamble. These moves generally helped performance.

Q. What stocks were particularly hurt by the poor market environment of the past year?

A. Given the horrendous performance of tech stocks, it's not surprising that several of the fund's worst absolute performers were from that sector, namely Microsoft, Cisco, Dell Computer, Texas Instruments and Intel. Retail stalwarts Wal-Mart and Home Depot also were detractors. While I think both are great companies, the implications of an economic slowdown were very damaging to their stocks.

Q. What's your outlook for the next few months, Bettina?

A. The market is in a difficult place right now, caught between the push/pull of expectations for lower interest rates going forward, versus the grim reality that earnings estimates may generally still need to come down for 2001. I think that's going to make for a very tough medium-term period. However, I do believe that the fund is well-positioned for this eventuality. If you look at my industry weightings exiting the period versus what they were for the year, I'm currently much more diversified and much more in line with the S&P. This less-aggressive posture should serve to limit relative underperformance if the negative momentum continues; I'll look to become more aggressive opportunistically through individual stock selection.

Annual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to provide capital growth by investing primarily in common stocks, both domestic and foreign, and securities convertible into common stocks

Start date: November 18, 1987

Size: as of November 30, 2000, more than $16.4 billion

Manager: Bettina Doulton, since February 2000; joined Fidelity in 1986

3

Bettina Doulton on the prospects for corporate earnings:

"While the severity of the economic slowdown we're in the midst of won't be known for a while, I'm concerned that earnings growth could be disappointing for many industries in 2001. Corporate earnings will face tough comparisons to the first quarter of 2000 when economic growth was over 5%, raw material costs are still high due to high oil prices, and many industries are experiencing slower revenue growth. As seen in the third-quarter earnings releases, a dramatic slowdown in earnings growth has begun. It's been particularly severe in old economy companies, where profit growth has slowed to the low single-digits. As revenue growth slows into negative or low single-digit numbers, it's insufficient to offset companies' fixed-costs, so pressure on earnings growth mounts significantly.

"Compared to earlier decades, incremental profit margins were two times better in the 1990s, largely via improved productivity. Conversely, I'm concerned that decremental margins could cause significant earnings disappointments in the coming quarters. The increase in fixed costs in two areas, depreciation/amortization expense and interest expense related to investments in capital equipment and acquisitions, could be difficult to offset as revenue growth slows. Of course, at some point valuation and earnings expectations will again be reasonable or interest rates will decline such that investors should be willing to look through the slowdown to the next reacceleration."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	5.7	4.0
Fannie Mae	4.4	2.9
Cisco Systems, Inc.	3.5	3.8
Freddie Mac	3.4	2.0
Bristol-Myers Squibb Co.	3.0	1.4
Schering-Plough Corp.	3.0	2.1
Microsoft Corp.	2.7	1.1
Exxon Mobil Corp.	2.4	2.1
Eli Lilly & Co.	2.3	2.4
Pfizer, Inc.	2.0	0.0
	32.4
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	22.6	42.4
Finance	17.0	13.8
Health	15.8	9.5
Industrial Machinery & Equipment	7.2	4.7
Energy	6.2	7.2
Asset Allocation (% of fund's net assets)
As of November 30, 2000*		As of May 31, 2000 **
	Stocks 90.6%		Stocks 96.6%
	Short-Term Investments and Net Other Assets 9.4%		Short-Term Investments and Net Other Assets 3.4%
* Foreign investments	4.3%	** Foreign investments	11.5%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 90.6%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 1.5%
Boeing Co.	2,222,400	$ 153,485
Rockwell International Corp.	482,000	19,401
Textron, Inc.	1,432,100	72,500
TOTAL AEROSPACE & DEFENSE		245,386
BASIC INDUSTRIES - 2.2%
Chemicals & Plastics - 1.5%
Avery Dennison Corp.	185,400	10,197
Dow Chemical Co.	2,085,600	63,741
E.I. du Pont de Nemours and Co.	464,000	19,633
Pharmacia Corp.	741,800	45,250
Praxair, Inc.	2,400,100	86,254
Rohm & Haas Co.	835,700	24,862
		249,937
Metals & Mining - 0.2%
Alcoa, Inc.	602,900	16,994
Phelps Dodge Corp.	231,800	11,387
		28,381
Paper & Forest Products - 0.5%
Georgia-Pacific Corp.	231,800	5,838
International Paper Co.	509,800	17,269
Kimberly-Clark Corp.	463,600	32,423
Mead Corp.	185,600	4,907
Weyerhaeuser Co.	695,200	30,415
		90,852
TOTAL BASIC INDUSTRIES		369,170
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.2%
Masco Corp.	1,496,600	28,903
DURABLES - 0.4%
Consumer Electronics - 0.1%
Black & Decker Corp.	510,000	18,456
Textiles & Apparel - 0.3%
NIKE, Inc. Class B	1,059,300	45,153
TOTAL DURABLES		63,609
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - 6.2%
Energy Services - 1.3%
Baker Hughes, Inc.	564,400	$ 18,660
Halliburton Co.	3,365,700	112,330
Schlumberger Ltd. (NY Shares)	1,158,900	71,852
		202,842
Oil & Gas - 4.9%
BP Amoco PLC sponsored ADR	2,672,456	126,775
Burlington Resources, Inc.	1,021,300	41,682
Conoco, Inc. Class B	741,700	18,589
Cooper Cameron Corp. (a)	810,500	43,970
Exxon Mobil Corp.	4,570,100	402,169
Royal Dutch Petroleum Co. (NY Shares)	1,547,900	92,390
TotalFinaElf SA:
Class B	197,574	27,907
sponsored ADR	812,761	57,401
		810,883
TOTAL ENERGY		1,013,725
FINANCE - 17.0%
Banks - 2.5%
Bank of America Corp.	1,393,800	55,665
Bank One Corp.	2,841,600	101,765
Chase Manhattan Corp.	4,178,250	154,073
Mellon Financial Corp.	185,400	8,691
PNC Financial Services Group, Inc.	632,800	42,081
SunTrust Banks, Inc.	92,700	4,710
Wachovia Corp.	249,600	12,496
Wells Fargo & Co.	463,600	21,992
		401,473
Credit & Other Finance - 2.4%
American Express Co.	3,108,200	170,757
Citigroup, Inc.	4,553,333	226,813
		397,570
Federal Sponsored Credit - 7.8%
Fannie Mae	9,095,842	718,572
Freddie Mac	9,346,200	564,861
		1,283,433
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Insurance - 2.5%
American International Group, Inc.	3,192,028	$ 309,427
Hartford Financial Services Group, Inc.	594,200	42,040
The Chubb Corp.	804,400	65,559
		417,026
Securities Industry - 1.8%
Charles Schwab Corp.	1,825,180	50,535
Daiwa Securities Group, Inc.	1,087,000	11,474
Merrill Lynch & Co., Inc.	2,269,500	131,347
Morgan Stanley Dean Witter & Co.	1,692,200	107,243
		300,599
TOTAL FINANCE		2,800,101
HEALTH - 15.8%
Drugs & Pharmaceuticals - 13.6%
Allergan, Inc.	259,400	24,076
American Home Products Corp.	586,800	35,281
Bristol-Myers Squibb Co.	7,188,300	498,239
Eli Lilly & Co.	4,049,100	379,350
Immunex Corp. (a)	3,275,208	121,797
Merck & Co., Inc.	3,251,300	301,355
Pfizer, Inc.	7,262,068	321,800
Schering-Plough Corp.	8,798,300	493,255
Sepracor, Inc. (a)	411,800	30,087
Serono SA sponsored ADR (a)	1,519,300	32,475
		2,237,715
Medical Equipment & Supplies - 2.2%
Abbott Laboratories	1,469,000	80,887
AmeriSource Health Corp. Class A (a)	214,900	10,584
Baxter International, Inc.	204,100	17,667
Cardinal Health, Inc.	1,297,730	129,692
Guidant Corp. (a)	1,158,800	62,503
Johnson & Johnson	274,800	27,480
McKesson HBOC, Inc.	882,800	29,022
		357,835
TOTAL HEALTH		2,595,550
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - 7.2%
Electrical Equipment - 5.9%
Emerson Electric Co.	185,400	$ 13,511
General Electric Co.	18,990,300	941,198
Scientific-Atlanta, Inc.	185,800	7,502
		962,211
Industrial Machinery & Equipment - 1.3%
Deere & Co.	722,500	29,397
Ingersoll-Rand Co.	307,320	12,370
Tyco International Ltd.	3,337,400	176,048
		217,815
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		1,180,026
MEDIA & LEISURE - 5.3%
Broadcasting - 2.7%
AT&T Corp. - Liberty Media Group Class A (a)	4,835,020	65,575
Charter Communications, Inc.	2,432,300	48,038
Clear Channel Communications, Inc. (a)	1,910,600	96,485
Comcast Corp. Class A (special) (a)	976,800	37,546
Cox Communications, Inc. Class A (a)	1,081,285	43,049
Infinity Broadcasting Corp. Class A (a)	339,500	10,270
Time Warner, Inc.	927,000	57,474
Univision Communications, Inc. Class A (a)	2,401,500	84,053
		442,490
Entertainment - 1.9%
Fox Entertainment Group, Inc. Class A (a)	3,508,800	56,141
Viacom, Inc. Class B (non-vtg.) (a)	4,482,571	229,171
Walt Disney Co.	1,070,400	30,975
		316,287
Publishing - 0.3%
McGraw-Hill Companies, Inc.	943,300	50,113
Restaurants - 0.4%
McDonald's Corp.	2,169,700	69,159
TOTAL MEDIA & LEISURE		878,049
NONDURABLES - 3.7%
Beverages - 1.5%
The Coca-Cola Co.	3,886,200	243,373
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - continued
Household Products - 1.8%
Clorox Co.	187,100	$ 8,361
Colgate-Palmolive Co.	974,300	57,240
Gillette Co.	3,026,500	102,523
Procter & Gamble Co.	1,714,400	128,366
		296,490
Tobacco - 0.4%
Philip Morris Companies, Inc.	1,576,000	60,184
TOTAL NONDURABLES		600,047
RETAIL & WHOLESALE - 3.0%
Apparel Stores - 0.1%
Gap, Inc.	602,500	15,025
Drug Stores - 0.3%
CVS Corp.	231,800	13,184
Walgreen Co.	897,700	40,004
		53,188
General Merchandise Stores - 1.7%
Wal-Mart Stores, Inc.	5,453,900	284,625
Grocery Stores - 0.1%
Safeway, Inc. (a)	231,800	13,662
Retail & Wholesale, Miscellaneous - 0.8%
Best Buy Co., Inc. (a)	278,400	7,169
Home Depot, Inc.	2,985,150	116,981
		124,150
TOTAL RETAIL & WHOLESALE		490,650
SERVICES - 0.1%
Dun & Bradstreet Corp. (a)	278,550	6,459
Moodys Corp.	557,100	14,450
TOTAL SERVICES		20,909
TECHNOLOGY - 22.6%
Communications Equipment - 5.5%
Ciena Corp. (a)	1,243,100	94,398
Cisco Systems, Inc. (a)	11,894,700	569,459
Corning, Inc.	310,700	18,176
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Communications Equipment - continued
Corvis Corp.	200,000	$ 5,763
Nokia AB sponsored ADR	3,298,890	141,028
Nortel Networks Corp.	2,164,900	81,725
		910,549
Computer Services & Software - 8.5%
Adobe Systems, Inc.	1,327,500	84,130
America Online, Inc. (a)	2,084,100	84,635
Ariba, Inc. (a)	1,308,300	81,442
Automatic Data Processing, Inc.	1,575,600	103,990
BEA Systems, Inc. (a)	864,300	50,616
BMC Software, Inc. (a)	278,100	4,815
Cadence Design Systems, Inc. (a)	1,534,600	35,967
Computer Associates International, Inc.	519,800	13,580
Electronic Data Systems Corp.	649,000	34,356
Microsoft Corp. (a)	7,637,500	438,202
Openwave Systems, Inc. (a)	86,100	3,928
Oracle Corp. (a)	8,853,500	234,618
PeopleSoft, Inc. (a)	1,283,200	42,666
Redback Networks, Inc. (a)	231,900	16,190
Siebel Systems, Inc. (a)	555,700	38,830
Sonus Networks, Inc.	475,900	11,570
VeriSign, Inc. (a)	216,857	18,799
VERITAS Software Corp. (a)	669,100	65,279
Yahoo!, Inc. (a)	788,000	31,225
		1,394,838
Computers & Office Equipment - 4.9%
Compaq Computer Corp.	3,324,300	71,472
Dell Computer Corp. (a)	5,214,700	100,383
EMC Corp. (a)	2,734,444	203,374
Extreme Networks, Inc. (a)	382,000	19,625
Juniper Networks, Inc. (a)	275,600	34,347
Network Appliance, Inc. (a)	1,371,500	67,718
Sun Microsystems, Inc. (a)	3,972,700	302,173
		799,092
Electronic Instruments - 0.6%
Agilent Technologies, Inc.	185	10
Applied Materials, Inc. (a)	779,800	31,533
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Electronic Instruments - continued
KLA-Tencor Corp. (a)	1,008,800	$ 27,742
LAM Research Corp. (a)	2,809,300	42,140
		101,425
Electronics - 3.1%
Analog Devices, Inc. (a)	1,734,600	86,080
Broadcom Corp. Class A (a)	92,700	9,038
Intel Corp.	5,385,100	204,970
JDS Uniphase Corp. (a)	788,000	39,449
National Semiconductor Corp. (a)	1,331,900	24,723
Texas Instruments, Inc.	3,934,100	146,791
Xilinx, Inc. (a)	165,900	6,470
		517,521
TOTAL TECHNOLOGY		3,723,425
TRANSPORTATION - 0.3%
Railroads - 0.3%
Burlington Northern Santa Fe Corp.	78,900	1,997
Union Pacific Corp.	914,390	42,519
		44,516
UTILITIES - 5.1%
Cellular - 1.0%
China Mobile (Hong Kong) Ltd. sponsored ADR (a)	1,391,900	36,885
Nextel Communications, Inc. Class A (a)	3,329,000	103,199
Sprint Corp. - PCS Group Series 1 (a)	878,690	19,935
		160,019
Electric Utility - 0.5%
AES Corp. (a)	1,652,000	85,698
Telephone Services - 3.6%
BellSouth Corp.	2,709,300	113,283
Global Crossing Ltd. (a)	1,369,100	16,943
Qwest Communications International, Inc. (a)	2,857,542	107,872
SBC Communications, Inc.	4,620,440	253,835
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Telephone Services - continued
Sprint Corp. - FON Group	1,530,400	$ 35,199
Verizon Communications	1,251,500	70,319
		597,451
TOTAL UTILITIES		843,168
TOTAL COMMON STOCKS (Cost $12,895,407)		14,897,234
Convertible Bonds - 0.0%
Moody's Ratings (unaudited)		Principal Amount (000s)
TECHNOLOGY - 0.0%
Computer Services & Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (c) (Cost $5,050)	-	$ 5,050	4,646
Cash Equivalents - 8.2%
	Shares
Fidelity Cash Central Fund, 6.57% (b)	1,321,298,100	1,321,298
Fidelity Securities Lending Cash Central Fund, 6.63% (b)	24,102,200	24,102
TOTAL CASH EQUIVALENTS (Cost $1,345,400)		1,345,400
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $14,245,857)		16,247,280
NET OTHER ASSETS - 1.2%		199,882
NET ASSETS - 100%		$ 16,447,162
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $4,646,000 or 0.0% of net assets.

Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income
tax purposes was $14,293,665,000.
Net unrealized appreciation aggre-
gated $1,953,615,000, of which $3,521,961,000 related to appreciated investment securities and $1,568,346,000 related to depreciated investment securities.

The fund hereby designates approximately $3,092,770,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2000
Assets
Investment in securities, at value (cost $14,245,857) - See accompanying schedule		$ 16,247,280
Foreign currency held at value (cost $1)		1
Receivable for investments sold		300,459
Receivable for fund shares sold		9,513
Dividends receivable		10,297
Interest receivable		8,176
Other receivables		218
Total assets		16,575,944
Liabilities
Payable for investments purchased	$ 14,272
Payable for fund shares redeemed	74,777
Accrued management fee	4,217
Distribution fees payable	7,901
Other payables and accrued expenses	3,513
Collateral on securities loaned, at value	24,102
Total liabilities		128,782
Net Assets		$ 16,447,162
Net Assets consist of:
Paid in capital		$ 12,636,818
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,809,032
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,001,312
Net Assets		$ 16,447,162

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($452,036 ÷ 12,083 shares)	$37.41
Maximum offering price per share (100/94.25 of $37.41)	$39.69
Class T: Net Asset Value and redemption price per share ($13,812,527 ÷ 365,807 shares)	$37.76
Maximum offering price per share (100/96.50 of $37.76)	$39.13
Class B: Net Asset Value and offering price per share ($1,436,872 ÷ 38,720 shares) A	$37.11
Class C: Net Asset Value and offering price per share ($400,215 ÷ 10,762 shares) A	$37.19
Institutional Class: Net Asset Value, offering price and redemption price per share ($345,512 ÷ 9,128 shares)	$37.85

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Dividends (including $1,445 received from affiliated issuers)		$ 165,830
Interest		61,276
Security lending		958
Total income		228,064
Expenses
Management fee Basic fee	$ 128,874
Performance adjustment	(50,486)
Transfer agent fees	44,265
Distribution fees	120,751
Accounting and security lending fees	1,373
Non-interested trustees' compensation	78
Custodian fees and expenses	525
Registration fees	544
Audit	123
Legal	106
Interest	117
Miscellaneous	151
Total expenses before reductions	246,421
Expense reductions	(5,606)	240,815
Net investment income (loss)		(12,751)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized loss of $127,767 on sales of investments in affiliated issuers)	1,916,833
Foreign currency transactions	(493)	1,916,340
Change in net unrealized appreciation (depreciation) on:
Investment securities	(5,544,824)
Assets and liabilities in foreign currencies	(65)	(5,544,889)
Net gain (loss)		(3,628,549)
Net increase (decrease) in net assets resulting from operations		$ (3,641,300)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (12,751)	$ 205,720
Net realized gain (loss)	1,916,340	3,285,007
Change in net unrealized appreciation (depreciation)	(5,544,889)	(1,529,997)
Net increase (decrease) in net assets resulting from operations	(3,641,300)	1,960,730
Distributions to shareholders From net investment income	(188,938)	(195,067)
From net realized gain	(2,858,269)	(939,863)
Total distributions	(3,047,207)	(1,134,930)
Share transactions - net increase (decrease)	(5,397,313)	194,901
Total increase (decrease) in net assets	(12,085,820)	1,020,701
Net Assets
Beginning of period	28,532,982	27,512,281
End of period (including undistributed net investment income of $0 and $191,572, respectively)	$ 16,447,162	$ 28,532,982

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998	1997 H	1997 I	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 50.61	$ 49.33	$ 44.02	$ 42.57	$ 35.39	$ 32.86
Income from Invest- ment Operations
Net investment income D	.08	.47	.48	.04	.54	.09
Net realized and unrealized gain (loss)	(7.65)	2.97	8.03	1.41	8.80	2.44
Total from investment operations	(7.57)	3.44	8.51	1.45	9.34	2.53
Less Distributions
From net investment income	(.50) J	(.47)	(.60)	-	(.72)	-
From net realized gain	(5.13) J	(1.69)	(2.60)	-	(1.44)	-
Total distributions	(5.63)	(2.16)	(3.20)	-	(2.16)	-
Net asset value, end of period	$ 37.41	$ 50.61	$ 49.33	$ 44.02	$ 42.57	$ 35.39
Total Return B, C	(16.86)%	7.31%	20.82%	3.41%	27.58%	7.70%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 452	$ 640	$ 359	$ 143	$ 130	$ 10
Ratio of expenses to average net assets	.87%	.92%	.97%	1.10% A, F	1.05%	1.48% A, F
Ratio of expenses to average net assets after expense reductions	.84% G	.91% G	.96% G	1.09% A, G	1.04% G	1.47% A, G
Ratio of net investment income to average net assets	.17%	.93%	1.06%	1.22% A	1.36%	1.74% A
Portfolio turnover rate	110%	43%	25%	33% A	35%	33%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to October 31, 1996.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H One month ended November 30, 1997

I Year ended October 31

J The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999	1998	1997 G	1997 F	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 50.96	$ 49.63	$ 44.20	$ 42.76	$ 35.41	$ 30.89
Income from Invest- ment Operations
Net investment income (loss) D	(.00)	.37	.42	.03	.55	.61
Net realized and unrealized gain (loss)	(7.72)	3.00	8.08	1.41	8.78	4.72
Total from investment operations	(7.72)	3.37	8.50	1.44	9.33	5.33
Less Distributions
From net invest- ment income	(.35) H	(.35)	(.47)	-	(.54)	(.41)
From net realized gain	(5.13) H	(1.69)	(2.60)	-	(1.44)	(.40)
Total distributions	(5.48)	(2.04)	(3.07)	-	(1.98)	(.81)
Net asset value, end of period	$ 37.76	$ 50.96	$ 49.63	$ 44.20	$ 42.76	$ 35.41
Total Return B, C	(17.01)%	7.10%	20.63%	3.37%	27.43%	17.61%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 13,813	$ 24,357	$ 24,802	$ 20,411	$ 19,652	$ 14,315
Ratio of expenses to average net assets	1.05%	1.12%	1.14%	1.28% A	1.18%	1.34%
Ratio of expenses to average net assets after expense reductions	1.03% E	1.11% E	1.13% E	1.27% A, E	1.17% E	1.34%
Ratio of net investment income (loss) to average net assets	(.01)%	.73%	.92%	1.03% A	1.39%	1.88%
Portfolio turnover rate	110%	43%	25%	33% A	35%	33%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F Year ended October 31

G One month ended November 30, 1997

H The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998	1997 H	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 50.25	$ 49.12	$ 44.02	$ 42.60	$ 37.62
Income from Investment Operations
Net investment income (loss) D	(.26)	.09	.14	.02	.13
Net realized and unrealized gain (loss)	(7.59)	2.97	8.04	1.40	4.85
Total from investment operations	(7.85)	3.06	8.18	1.42	4.98
Less Distributions
From net investment income	(.16) I	(.24)	(.48)	-	-
From net realized gain	(5.13) I	(1.69)	(2.60)	-	-
Total distributions	(5.29)	(1.93)	(3.08)	-	-
Net asset value, end of period	$ 37.11	$ 50.25	$ 49.12	$ 44.02	$ 42.60
Total Return B, C	(17.49)%	6.50%	19.95%	3.33%	13.24%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 1,437	$ 2,264	$ 1,432	$ 423	$ 371
Ratio of expenses to average net assets	1.64%	1.67%	1.71%	1.85% A, F	1.75% A
Ratio of expenses to average net assets after expense reductions	1.62% G	1.66% G	1.70% G	1.84% A, G	1.74% A, G
Ratio of net investment income (loss) to average net assets	(.60)%	.19%	.31%	.47% A	.48% A
Portfolio turnover rate	110%	43%	25%	33% A	35%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period March 3, 1997 (commencement of sale of Class B shares) to October 31, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H One month ended November 30, 1997

I The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 50.39	$ 49.33	$ 44.20	$ 43.62
Income from Investment Operations
Net investment income (loss) D	(.25)	.10	.12	.02
Net realized and unrealized gain (loss)	(7.61)	2.97	8.08	.56
Total from investment operations	(7.86)	3.07	8.20	.58
Less Distributions
From net investment income	(.21) H	(.32)	(.47)	-
From net realized gain	(5.13) H	(1.69)	(2.60)	-
Total distributions	(5.34)	(2.01)	(3.07)	-
Net asset value, end of period	$ 37.19	$ 50.39	$ 49.33	$ 44.20
Total Return B, C	(17.48)%	6.50%	19.91%	1.33%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 400	$ 688	$ 301	$ 6
Ratio of expenses to average net assets	1.61%	1.65%	1.70%	1.85% A, F
Ratio of expenses to average net assets after expense reductions	1.59% G	1.64% G	1.70%	1.84% A, G
Ratio of net investment income (loss) to average net assets	(.57)%	.20%	.27%	.74% A
Portfolio turnover rate	110%	43%	25%	33% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998	1997 H	1997 G	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 51.10	$ 49.78	$ 44.31	$ 42.85	$ 35.47	$ 30.97
Income from Invest- ment Operations
Net investment income D	.22	.63	.65	.05	.75	.77
Net realized and unrealized gain (loss)	(7.72)	2.98	8.10	1.41	8.78	4.74
Total from investment operations	(7.50)	3.61	8.75	1.46	9.53	5.51
Less Distributions
From net investment income	(.62) E	(.60)	(.68)	-	(.71)	(.61)
From net realized gain	(5.13) E	(1.69)	(2.60)	-	(1.44)	(.40)
Total distributions	(5.75)	(2.29)	(3.28)	-	(2.15)	(1.01)
Net asset value, end of period	$ 37.85	$ 51.10	$ 49.78	$ 44.31	$ 42.85	$ 35.47
Total Return B, C	(16.58)%	7.62%	21.29%	3.41%	28.07%	18.25%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 346	$ 584	$ 618	$ 392	$ 375	$ 250
Ratio of expenses to average net assets	.53%	.62%	.62%	.71% A	.66%	.85%
Ratio of expenses to average net assets after expense reductions	.51% F	.61% F	.61% F	.70% A, F	.65% F	.84% F
Ratio of net invest- ment income to average net assets	.51%	1.24%	1.43%	1.60% A	1.91%	2.38%
Portfolio turnover rate	110%	43%	25%	33% A	35%	33%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E The amounts shown reflect certain reclassifications related to book to tax differences.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Year ended October 31

H One month ended November 30, 1997

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Growth Opportunities Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

differing treatments for litigation proceeds, foreign currency transactions, market discount, partnerships, losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $23,889,007,000 and $32,625,631,000, respectively, of which U.S. government and government agency obligations aggregated $0 and $2,036,577,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance of the asset-weighted average return of all classes as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .35% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 1,406,000	$ 5,000
Class T	94,945,000	916,000
Class B	18,875,000	14,168,000
Class C	5,525,000	2,176,000
	$ 120,751,000	$ 17,265,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 1,278,000	$ 502,000
Class T	3,480,000	1,044,000
Class B	8,143,000	8,143,000 *
Class C	410,000	410,000 *
	$ 13,311,000	$ 10,099,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 1,450,000.26
Class T	35,537,000.19
Class B	5,210,000.28
Class C	1,362,000.25
Institutional Class	706,000.17
	$ 44,265,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $1,146,000 for the period.

5. Interfund Lending Program.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which the loans were outstanding amounted to $91,213,000. The weighted average interest rate was 5.78%.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $22,904,000. The fund received cash collateral of $24,102,000 which was invested in cash equivalents.

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $5,483,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $1,000 under the custodian arrangement, and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

Transfer Agent Credits
Class A	$ 13,000
Class T	105,000
Class B	3,000
Class C	1,000
$ 122,000

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
	2000	1999
From net investment income
Class A	$ 6,159	$ 3,446
Class T	165,390	175,050
Class B	7,609	7,090
Class C	2,951	2,000
Institutional Class	6,829	7,481
Total	$ 188,938	$ 195,067
From net realized gain
Class A	$ 64,684	$ 12,417
Class T	2,435,566	845,704
Class B	229,907	50,007
Class C	69,819	10,642
Institutional Class	58,293	21,093
Total	$ 2,858,269	$ 939,863
Total Distributions	$ 3,047,207	$ 1,134,930

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999

Class A Shares sold	4,222	7,706	$ 185,092	$ 388,943
Reinvestment of distributions	1,487	317	67,254	14,915
Shares redeemed	(6,263)	(2,665)	(273,883)	(134,575)
Net increase (decrease)	(554)	5,358	$ (21,537)	$ 269,283
Class T Shares sold	55,739	84,990	$ 2,458,458	$ 4,305,403
Reinvestment of distributions	53,007	20,264	2,424,416	961,462
Shares redeemed	(220,920)	(126,979)	(9,767,102)	(6,461,873)
Net increase (decrease)	(112,174)	(21,725)	$ (4,884,228)	$ (1,195,008)
Class B Shares sold	6,462	20,524	$ 284,295	$ 1,029,947
Reinvestment of distributions	4,562	1,064	206,300	50,034
Shares redeemed	(17,360)	(5,677)	(756,605)	(285,427)
Net increase (decrease)	(6,336)	15,911	$ (266,010)	$ 794,554
Class C Shares sold	3,745	9,384	$ 165,404	$ 472,443
Reinvestment of distributions	1,259	217	57,030	10,228
Shares redeemed	(7,898)	(2,048)	(344,794)	(103,255)
Net increase (decrease)	(2,894)	7,553	$ (122,360)	$ 379,416
Institutional Class Shares sold	5,334	4,369	$ 231,893	$ 220,446
Reinvestment of distributions	1,159	506	52,861	23,925
Shares redeemed	(8,792)	(5,872)	(387,932)	(297,715)
Net increase (decrease)	(2,299)	(997)	$ (103,178)	$ (53,344)

Annual Report

Notes to Financial Statements - continued

10. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
AmeriSource Health Corp. Class A	$ 5,102	$ 71,814	$ -	$ -
Burlington Industries, Inc.	-	1,984	-	-
Centex Corp.	-	61,580	181	-
Cummins Engine Co., Inc.	-	5,401	-	-
D.R. Horton, Inc.	549	22,671	137	-
Discount Auto Parts, Inc.	-	4,825	-	-
Kaufman & Broad Home Corp.	-	50,146	254	-
LAM Research Corp.	-	5,433	-	-
Lennar Corp.	714	28,639	31	-
Liz Claiborne, Inc.	-	52,597	-	-
MGIC Investment Corp.	-	135,172	-	-
Policy Management Systems Corp.	6,665	28,992	-	-
SCI Systems, Inc.	5,359	28,759	-	-
Tech Data Corp.	5,158	96,008	-	-
Tosco Corp.	-	11,597	525	-
Warnaco Group, Inc. Class A	-	17,457	317	-
TOTALS	$ 23,547	$ 623,075	$ 1,445	$ -

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Growth Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Growth Opportunities Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standard s generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Growth Opportunities Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Growth Opportunities Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	01/08/01 12/18/00	01/05/01 12/15/00	- -	$0.03 $3.93

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 64% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

A total of 20.48% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Bettina Doulton, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

* Independent trustees

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

GOI-ANN-0101 122409
1.539096.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Large Cap

Fund - Class A, Class T, Class B and Class C

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	25	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	34	Notes to the financial statements.
Independent Auditors' Report	42	The auditors' opinion.
Distributions	43

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Large Cap Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Large Cap - CL A	-7.62%	112.11%
Fidelity Adv Large Cap - CL A (incl. 5.75% sales charge)	-12.93%	99.91%
S&P 500	-4.22%	121.28%
Growth Funds Average	-1.25%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Large Cap - CL A	-7.62%	17.03%
Fidelity Adv Large Cap - CL A (incl. 5.75% sales charge)	-12.93%	15.59%
S&P 500	-4.22%	18.07%
Growth Funds Average	-1.25%	n/a*

Average annual returns take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Fund - Class A on February 20, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $19,991 - a 99.91% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,128 - a 121.28% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the large-cap core funds average was -2.92%. The one year cumulative and average annual total returns for the large-cap supergroup average was -2.87%.

Annual Report

Fidelity Advisor Large Cap Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Large Cap - CL T	-7.75%	111.54%
Fidelity Adv Large Cap - CL T (incl. 3.50% sales charge)	-10.98%	104.14%
S&P 500	-4.22%	121.28%
Growth Funds Average	-1.25%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Large Cap - CL T	-7.75%	16.97%
Fidelity Adv Large Cap - CL T (incl. 3.50% sales charge)	-10.98%	16.10%
S&P 500	-4.22%	18.07%
Growth Funds Average	-1.25%	n/a*

Average annual returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Fund - Class T on February 20, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $20,414 - a 104.14% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,128 - a 121.28% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000 the one year cumulative and average annual total returns for the large-cap core funds average was -2.92%. The one year cumulative and average annual total returns for the large-cap supergroup average was -2.87%.

Annual Report

Fidelity Advisor Large Cap Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charge included in the past one year and the life of fund total return figures are 5% and 2%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Large Cap - CL B	-8.25%	106.12%
Fidelity Adv Large Cap - CL B (incl. contingent deferred sales charge)	-12.76%	104.12%
S&P 500	-4.22%	121.28%
Growth Funds Average	-1.25%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Large Cap - CL B	-8.25%	16.33%
Fidelity Adv Large Cap - CL B (incl. contingent deferred sales charge)	-12.76%	16.10%
S&P 500	-4.22%	18.07%
Growth Funds Average	-1.25%	n/a*

Average annual returns take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Fund - Class B on February 20, 1996, when the fund started. As the chart shows, by November 30, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $20,412 - a 104.12% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,128 - a 121.28% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the large-cap core funds average was -2.92%. The one year cumulative and average annual total returns for the large-cap supergroup average was -2.87%.

Annual Report

Fidelity Advisor Large Cap Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between February 20, 1996 and November 3, 1997 are those of Class B, and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charge included in the past one year and the life of fund total return figures are 1% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Large Cap - CL C	-8.23%	105.37%
Fidelity Adv Large Cap - CL C (incl. contingent deferred sales charge)	-9.13%	105.37%
S&P 500	-4.22%	121.28%
Growth Funds Average	-1.25%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's 500 Index - a market capitalization-weighted index of common stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Large Cap - CL C	-8.23%	16.24%
Fidelity Adv Large Cap - CL C (incl. contingent deferred sales charge)	-9.13%	16.24%
S&P 500	-4.22%	18.07%
Growth Funds Average	-1.25%	n/a*

Average annual returns take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Fund - Class C on February 20, 1996, when the fund started. As the chart shows, by November 30, 2000, the value of the investment would have grown to $20,537 - a 105.37% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,128 - a 121.28% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the large-cap core funds average was -2.92%. The one year cumulative and average annual total returns for the large-cap supergroup average was -2.87%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Karen Firestone, Portfolio Manager of Fidelity Advisor Large Cap Stock Fund

Q. How did the fund perform, Karen?

A. For the 12-month period that ended November 30, 2000, the fund's Class A, Class T, Class B and Class C shares returned -7.62%, -7.75%, -8.25% and -8.23%, respectively. The Standard & Poor's 500 Index returned -4.22% during that time, while the growth funds average tracked by Lipper Inc. returned -1.25%.

Q. Why did the fund trail its index and peer group during the 12-month period?

A. The fund's emphasis on growth stocks, particularly technology - at the expense of financial and cyclical, or economically sensitive, stocks - left us overexposed to the downside volatility that plagued the S&P 500 index during the period. Following the spring sell-off, investors collectively turned their backs on growth - despite a pair of short-lived rallies during the summer and a failed breakout in early October - and assumed a more defensive posture. Even though we owned a lot of the large, higher-quality tech names, such as Intel, Cisco and Texas Instruments, momentum for these stocks - along with their price appreciation from earlier in 2000 - vanished as the market grew increasingly concerned about how a slowing economy would affect the earnings of tech firms. Additionally, since we didn't own as many of the smaller-cap tech stocks - a group that produced a number of the period's best performers - as our Lipper peers did on average, we lost ground on a competitive basis.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What other factors hampered performance?

A. Several of our media holdings disappointed, slipping on concerns about a slowdown in advertising spending by dot-com companies. DoubleClick was one of the fund's biggest detractors and I sold it off prior to the close of the period. Other Internet plays that felt the chill of the dot-com shakeout included e-content supplier CNET and GoTo.com, a provider of Net search services. I sold off both stocks prior to the close of the period as well. Cable stocks were pressured by satellite broadcasters, which threatened cable's dominance over local service markets, and our holdings in this area suffered as a result.

Q. What moves paid off for the fund?

A. The fund's positioning in financial stocks helped narrow the performance gap a bit. However, our underexposure to banks relative to the index hurt, as persistent flights to quality in the market and reduced interest-rate volatility boosted the prices of these issues. Concerns about a slowing economy and declining credit quality were strong enough to keep the fund underexposed to banks for much of the period. Still, I made up for our deficiency in banks with some strong picks elsewhere in the sector, most notably insurer MetLife and home loan financer Fannie Mae. Additionally, the fund's underweighting in traditional telephone utilities, such as AT&T and WorldCom, helped. Many of these stocks drifted lower in response to pricing pressures and increased competition in the consumer long-distance market. Electric utilities, such as Calpine, also gave us a boost. In addition to Calpine, taking profits in some of our energy holdings late in the period further supported relative performance, as oil prices proceeded to decline from their highs.

Q. What stocks helped the most? Which hurt?

A. Health stocks offered a haven for jittery tech investors during the period, and my decision to increase the fund's exposure to the sector halfway through the period was a good one. Investors shrugged off fears of increased regulation and sustainability of earnings growth, bidding up prices of large drug stocks, such as Schering-Plough. My strongest picks during the period were in the biotechnology and genomics spaces: We had several triple-digit performers, including Millennium Pharmaceuticals, Human Genome, Protein Design Labs and ImClone Sytems. On the tech front, my emphasis on Internet infrastructure paid off, with JDS Uniphase, Juniper and EMC posting strong gains. Conversely, I had my share of disappointments, including Microsoft, LAM Research, Dell, Motorola and America Online. The fund no longer held Motorola at the end of the period. Retailing heavyweight Home Depot also dragged on fund returns.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. The market remains volatile and extremely unforgiving, as seen in the recent declines of stocks that failed to beat the Street's earnings expectations. It's become as important as ever to own the stocks that are expected to make their numbers over not just the following quarter, but two to three quarters down the road. With that said, I'll continue to put a premium on earnings and maintain a focus on uncovering exciting new growth opportunities in the marketplace. By sticking with a balanced approach, which allows me to be aggressive in certain areas and defensive in others, we should be able to smooth out some of the turbulence expected over the coming months.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital

Start date: February 20, 1996

Size: as of November 30, 2000, more than $614 million

Manager: Karen Firestone, since 1998; joined Fidelity in 1983

3

Karen Firestone on finding growth and the importance of flexibility in today's market:

"Part of our strength is searching for future winners. For the past three years, that effort has focused almost exclusively on the technology sector. Today, in a market that's become less enamored with technology, I'm forced to look hard in other places for the kinds of growth stories I favor. I feel this is a positive development because, in effect, it levels the playing field among investors such as myself, who have strengths in addition to technology. During the past six-to-nine months with the broadening of the market, I turned my attention to health care, focusing on generic drug makers, hospitals and biotech firms, a strategy that paid off nicely for us.

"Remaining nimble and acting quickly in response to changing market conditions is critical to outperforming in an unusually volatile market environment. I gave up some of my flexibility by choosing to stay the course with many of the fund's technology and media holdings that suffered significant losses during the period. But I simply couldn't justify selling stocks that I believed in and whose long-term prospects were solid, only to replace them with unknown commodities. Many of the stocks that declined were purchased at a time when there was a lot of euphoria in the market and prices were unusually high. So, today, given that I still like these stocks, I'm willing to hold onto them a bit longer until they bounce back."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	5.6	5.0
Pfizer, Inc.	3.4	3.0
Cisco Systems, Inc.	3.3	4.1
Intel Corp.	3.1	4.5
Microsoft Corp.	2.9	2.3
Merck & Co., Inc.	2.5	2.0
Fannie Mae	2.3	1.8
Exxon Mobil Corp.	2.3	1.0
Bristol-Myers Squibb Co.	2.0	1.8
American International Group, Inc.	1.8	1.1
	29.2
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	26.4	31.7
Health	20.3	14.6
Finance	10.3	10.5
Nondurables	8.5	5.5
Industrial Machinery & Equipment	7.5	6.8
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 95.3%		Stocks 95.4%
	Short-Term Investments and Net Other Assets 4.7%		Short-Term Investments and Net Other Assets 4.6%
* Foreign investments	6.8%	** Foreign investments	5.3%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.7%
Rockwell International Corp.	50,200	$ 2,020,550
United Technologies Corp.	27,400	1,940,263
TOTAL AEROSPACE & DEFENSE		3,960,813
BASIC INDUSTRIES - 1.4%
Chemicals & Plastics - 1.0%
Monsanto Co.	25,200	631,575
Pharmacia Corp.	59,300	3,617,300
PPG Industries, Inc.	45,880	1,912,623
		6,161,498
Metals & Mining - 0.3%
Alcoa, Inc.	56,800	1,601,050
Packaging & Containers - 0.1%
Tupperware Corp.	49,800	908,850
TOTAL BASIC INDUSTRIES		8,671,398
CONSTRUCTION & REAL ESTATE - 0.3%
Real Estate Investment Trusts - 0.3%
Equity Residential Properties Trust (SBI)	36,700	1,871,700
DURABLES - 0.5%
Consumer Electronics - 0.5%
Sony Corp. sponsored ADR	21,000	1,564,500
The Swatch Group AG (Reg.)	7,000	1,659,247
		3,223,747
ENERGY - 5.1%
Energy Services - 1.9%
Global Marine, Inc. (a)	69,300	1,520,269
Halliburton Co.	91,900	3,067,163
Noble Drilling Corp. (a)	71,500	2,060,094
Schlumberger Ltd. (NY Shares)	85,400	5,294,800
		11,942,326
Oil & Gas - 3.2%
Chevron Corp.	37,100	3,037,563
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Devon Energy Corp.	51,700	$ 2,546,225
Exxon Mobil Corp.	156,300	13,754,400
		19,338,188
TOTAL ENERGY		31,280,514
FINANCE - 10.3%
Banks - 1.3%
Bank of Ireland, Inc.	1	8
FleetBoston Financial Corp.	99,046	3,714,225
Mellon Financial Corp.	59,400	2,784,375
State Street Corp.	12,200	1,573,800
		8,072,408
Credit & Other Finance - 2.2%
American Express Co.	75,790	4,163,713
Citigroup, Inc.	186,767	9,303,315
		13,467,028
Federal Sponsored Credit - 3.2%
Fannie Mae	178,970	14,138,630
Freddie Mac	88,600	5,354,763
		19,493,393
Insurance - 2.9%
American International Group, Inc.	117,488	11,388,945
MetLife, Inc.	165,200	4,894,050
The Chubb Corp.	20,800	1,695,200
		17,978,195
Securities Industry - 0.7%
Charles Schwab Corp.	54,700	1,514,506
Morgan Stanley Dean Witter & Co.	27,700	1,755,488
Nomura Securities Co. Ltd.	54,000	1,139,984
		4,409,978
TOTAL FINANCE		63,421,002
HEALTH - 20.3%
Drugs & Pharmaceuticals - 15.5%
Alkermes, Inc. (a)	39,300	1,174,088
Amgen, Inc. (a)	88,800	5,649,900
Applera Corp. - Celera Genomics Group (a)	23,800	990,675
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Drugs & Pharmaceuticals - continued
ARIAD Pharmaceuticals, Inc. (a)	57,100	$ 421,113
Bristol-Myers Squibb Co.	179,660	12,452,684
Cambridge Antibody Technology Group PLC (a)	29,500	1,220,542
COR Therapeutics, Inc. (a)	20,100	712,294
Elan Corp. PLC sponsored ADR (a)	44,800	2,416,400
Eli Lilly & Co.	78,900	7,391,944
Genentech, Inc. (a)	17,200	1,170,675
Human Genome Sciences, Inc. (a)	17,500	1,088,281
ImClone Systems, Inc. (a)	20,100	891,938
Immunex Corp. (a)	40,968	1,523,498
Merck & Co., Inc.	165,540	15,343,489
Millennium Pharmaceuticals, Inc. (a)	25,500	1,238,344
Mylan Laboratories, Inc.	86,200	2,063,413
Pfizer, Inc.	468,750	20,771,484
Protein Design Labs, Inc. (a)	19,700	1,521,825
QLT, Inc. (a)	17,600	777,499
Schering-Plough Corp.	172,220	9,655,084
Shire Pharmaceuticals Group PLC ADR (a)	40,600	1,852,375
Vertex Pharmaceuticals, Inc. (a)	26,900	1,503,038
Watson Pharmaceuticals, Inc. (a)	53,790	2,474,340
XOMA Ltd. (a)	112,100	1,012,403
		95,317,326
Medical Equipment & Supplies - 2.7%
Becton, Dickinson & Co.	8,000	272,000
Johnson & Johnson	93,040	9,304,000
McKesson HBOC, Inc.	10,000	328,750
Medtronic, Inc.	103,100	5,490,075
Novoste Corp. (a)	33,900	870,806
		16,265,631
Medical Facilities Management - 2.1%
HCA - The Healthcare Co.	142,300	5,896,556
Health Management Associates, Inc. Class A (a)	85,600	1,824,350
Tenet Healthcare Corp.	124,900	5,316,056
		13,036,962
TOTAL HEALTH		124,619,919
INDUSTRIAL MACHINERY & EQUIPMENT - 7.5%
Electrical Equipment - 6.4%
Emerson Electric Co.	60,400	4,401,650
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Electrical Equipment - continued
General Electric Co.	691,000	$ 34,247,670
Omron Corp.	34,000	771,677
		39,420,997
Industrial Machinery & Equipment - 1.1%
Deere & Co.	46,920	1,909,058
Illinois Tool Works, Inc.	36,600	2,061,038
Ingersoll-Rand Co.	70,700	2,845,675
		6,815,771
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		46,236,768
MEDIA & LEISURE - 7.1%
Broadcasting - 4.4%
AT&T Corp. - Liberty Media Group Class A (a)	194,392	2,636,442
Carlton Communications PLC	107,829	786,890
Charter Communications, Inc.	74,600	1,473,350
Comcast Corp. Class A (special) (a)	127,100	4,885,406
Cox Communications, Inc. Class A (a)	71,700	2,854,556
EchoStar Communications Corp. Class A (a)	51,110	1,491,773
Grupo Televisa SA de CV sponsored GDR	34,800	1,620,375
Pegasus Communications Corp. (a)	36,300	971,025
RTL Group	25,625	1,939,207
Time Warner, Inc.	87,224	5,407,888
Univision Communications, Inc. Class A (a)	86,600	3,031,000
		27,097,912
Entertainment - 1.7%
Fox Entertainment Group, Inc. Class A (a)	55,900	894,400
MGM Mirage, Inc.	40,100	1,147,863
Ticketmaster Online CitySearch, Inc. Class B (a)	47,300	526,213
Viacom, Inc. Class B (non-vtg.) (a)	80,374	4,109,121
Walt Disney Co.	119,200	3,449,350
		10,126,947
Publishing - 0.4%
The New York Times Co. Class A	77,000	2,719,063
Restaurants - 0.6%
McDonald's Corp.	108,700	3,464,813
TOTAL MEDIA & LEISURE		43,408,735
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - 8.5%
Beverages - 3.3%
Anheuser-Busch Companies, Inc.	114,600	$ 5,436,338
Heineken NV	61,200	3,312,714
The Coca-Cola Co.	178,900	11,203,613
		19,952,665
Foods - 1.2%
PepsiCo, Inc.	94,000	4,265,250
Quaker Oats Co.	33,600	2,921,100
Wm. Wrigley Jr. Co.	3,400	308,763
		7,495,113
Household Products - 2.3%
Colgate-Palmolive Co.	22,700	1,333,625
Gillette Co.	105,900	3,587,363
Luxottica Group Spa sponsored ADR	105,690	1,532,505
Procter & Gamble Co.	101,600	7,607,300
		14,060,793
Tobacco - 1.7%
Philip Morris Companies, Inc.	276,880	10,573,355
TOTAL NONDURABLES		52,081,926
RETAIL & WHOLESALE - 3.3%
Drug Stores - 0.5%
CVS Corp.	57,000	3,241,875
General Merchandise Stores - 1.7%
Wal-Mart Stores, Inc.	199,400	10,406,188
Grocery Stores - 0.1%
Albertson's, Inc.	12,900	329,756
Retail & Wholesale, Miscellaneous - 1.0%
Alberto-Culver Co. Class B	46,450	1,701,231
Best Buy Co., Inc. (a)	32,750	843,313
Home Depot, Inc.	94,360	3,697,732
		6,242,276
TOTAL RETAIL & WHOLESALE		20,220,095
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - 0.7%
Advertising - 0.7%
TMP Worldwide, Inc. (a)	34,300	$ 2,012,981
WPP Group PLC sponsored ADR	44,700	2,388,656
		4,401,637
TECHNOLOGY - 26.4%
Communications Equipment - 4.9%
Ciena Corp. (a)	18,100	1,374,469
Cisco Systems, Inc. (a)	430,248	20,598,123
Corning, Inc.	40,500	2,369,250
Nokia AB sponsored ADR	54,200	2,317,050
Nortel Networks Corp.	65,200	2,461,300
UTStarcom, Inc.	57,000	965,438
		30,085,630
Computer Services & Software - 8.0%
Affymetrix, Inc. (a)	36,800	2,171,200
Amazon.com, Inc. (a)	27,100	669,031
America Online, Inc. (a)	179,000	7,269,190
Ariba, Inc. (a)	14,000	871,500
Automatic Data Processing, Inc.	51,400	3,392,400
BEA Systems, Inc. (a)	42,100	2,465,481
Cadence Design Systems, Inc. (a)	63,800	1,495,313
Microsoft Corp. (a)	315,200	18,084,600
Oracle Corp. (a)	178,700	4,735,550
Siebel Systems, Inc. (a)	4,700	328,413
Sonus Networks, Inc.	37,700	916,581
Synopsys, Inc. (a)	14,800	577,200
VeriSign, Inc. (a)	30,900	2,678,644
VERITAS Software Corp. (a)	28,200	2,751,263
Yahoo!, Inc. (a)	22,900	907,413
		49,313,779
Computers & Office Equipment - 6.8%
Brocade Communications Systems, Inc. (a)	3,600	604,575
CDW Computer Centers, Inc. (a)	51,700	2,368,506
Dell Computer Corp. (a)	212,300	4,086,775
EMC Corp. (a)	118,900	8,843,188
Gateway, Inc. (a)	55,400	1,052,600
Hewlett-Packard Co.	63,100	1,995,538
International Business Machines Corp.	76,700	7,171,450
Juniper Networks, Inc. (a)	11,200	1,395,800
Lexmark International Group, Inc. Class A (a)	27,400	1,260,400
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computers & Office Equipment - continued
Network Appliance, Inc. (a)	9,800	$ 483,875
Palm, Inc.	78,400	2,837,100
SCI Systems, Inc. (a)	23,100	619,369
Sun Microsystems, Inc. (a)	103,004	7,834,742
Symbol Technologies, Inc.	37,500	1,502,344
		42,056,262
Electronic Instruments - 0.9%
Agilent Technologies, Inc.	23,521	1,227,502
Applied Materials, Inc. (a)	26,900	1,087,769
Caliper Technologies Corp.	14,200	629,238
Kudelski SA (a)	950	1,109,441
LAM Research Corp. (a)	88,200	1,323,000
		5,376,950
Electronics - 5.8%
Analog Devices, Inc. (a)	29,600	1,468,900
Flextronics International Ltd. (a)	46,500	1,165,406
GlobeSpan, Inc. (a)	36,100	1,130,381
Intel Corp.	503,800	19,175,888
International Rectifier Corp. (a)	50,400	1,524,600
JDS Uniphase Corp. (a)	31,700	1,586,981
LSI Logic Corp. (a)	26,700	480,600
Micron Technology, Inc. (a)	29,300	922,950
Samsung Electronics Co. Ltd. unit	9,700	611,100
Texas Instruments, Inc.	199,800	7,455,038
		35,521,844
TOTAL TECHNOLOGY		162,354,465
TRANSPORTATION - 0.3%
Railroads - 0.3%
Canadian Pacific Ltd.	70,390	1,888,188
UTILITIES - 2.9%
Cellular - 1.1%
QUALCOMM, Inc. (a)	38,800	3,113,700
Sprint Corp. - PCS Group Series 1 (a)	63,600	1,442,925
Vodafone Group PLC	571,037	1,955,798
		6,512,423
Electric Utility - 0.2%
AES Corp. (a)	21,600	1,120,500
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Gas - 0.2%
NiSource, Inc.	51,800	$ 1,330,613
Telephone Services - 1.2%
McLeodUSA, Inc. Class A (a)	94,300	1,278,944
Metromedia Fiber Network, Inc. Class A (a)	38,700	452,306
Qwest Communications International, Inc. (a)	59,900	2,261,225
SBC Communications, Inc.	38,600	2,120,588
WorldCom, Inc. (a)	104,700	1,563,956
		7,677,019
Water - 0.2%
Vivendi SA sponsored ADR	108,400	1,341,450
TOTAL UTILITIES		17,982,005
TOTAL COMMON STOCKS (Cost $568,737,823)		585,622,912
Cash Equivalents - 7.0%

Fidelity Cash Central Fund, 6.57% (b)	38,894,775	38,894,775
Fidelity Securities Lending Cash Central Fund, 6.63% (b)	4,130,300	4,130,300
TOTAL CASH EQUIVALENTS (Cost $43,025,075)		43,025,075
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $611,762,898)		628,647,987
NET OTHER ASSETS - (2.3)%		(14,155,349)
NET ASSETS - 100%		$ 614,492,638
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income
tax purposes was $617,812,698. Net unrealized appreciation aggregated $10,835,289, of which $94,149,275 related to appreciated investment securities and $83,313,986 related to depreciated investment securities.

The fund hereby designates approximately $7,504,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $3,646,000 of losses recognized during the period November 1, 2000 to November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (cost $611,762,898) - See accompanying schedule		$ 628,647,987
Receivable for investments sold		6,659,446
Receivable for fund shares sold		2,908,899
Dividends receivable		432,721
Interest receivable		173,285
Other receivables		3,224
Total assets		638,825,562
Liabilities
Payable for investments purchased	$ 17,607,792
Payable for fund shares redeemed	1,713,164
Accrued management fee	311,770
Distribution fees payable	348,423
Other payables and accrued expenses	221,475
Collateral on securities loaned, at value	4,130,300
Total liabilities		24,332,924
Net Assets		$ 614,492,638
Net Assets consist of:
Paid in capital		$ 603,441,614
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,833,291)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		16,884,315
Net Assets		$ 614,492,638

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($37,656,049 ÷ 2,070,080 shares)	$18.19
Maximum offering price per share (100/94.25 of $18.19)	$19.30
Class T: Net Asset Value and redemption price per share ($354,140,601 ÷ 19,442,036 shares)	$18.22
Maximum offering price per share (100/96.50 of $18.22)	$18.88
Class B: Net Asset Value and offering price per share ($156,488,470 ÷ 8,709,143 shares) A	$17.97
Class C: Net Asset Value and offering price per share ($52,542,411 ÷ 2,932,596 shares) A	$17.92
Institutional Class: Net Asset Value, offering price and redemption price per share ($13,665,107 ÷ 742,127 shares)	$18.41

A Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Dividends		$ 3,887,410
Interest		1,769,754
Security lending		114,746
Total income		5,771,910
Expenses
Management fee	$ 3,610,669
Transfer agent fees	1,412,482
Distribution fees	4,018,672
Accounting and security lending fees	209,259
Non-interested trustees' compensation	2,000
Custodian fees and expenses	49,744
Registration fees	171,587
Audit	28,033
Legal	4,177
Miscellaneous	3,622
Total expenses before reductions	9,510,245
Expense reductions	(90,696)	9,419,549
Net investment income (loss)		(3,647,639)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,101,184)
Foreign currency transactions	(1,495)	(3,102,679)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(61,299,898)
Assets and liabilities in foreign currencies	(723)	(61,300,621)
Net gain (loss)		(64,403,300)
Net increase (decrease) in net assets resulting from operations		$ (68,050,939)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (3,647,639)	$ (1,399,254)
Net realized gain (loss)	(3,102,679)	11,389,956
Change in net unrealized appreciation (depreciation)	(61,300,621)	54,227,921
Net increase (decrease) in net assets resulting from operations	(68,050,939)	64,218,623
Distributions to shareholders
From net realized gain	(7,260,261)	(8,688,040)
In excess of net realized gain	(2,363,104)	-
Total distributions	(9,623,365)	(8,688,040)
Share transactions - net increase (decrease)	229,633,651	270,930,237
Total increase (decrease) in net assets	151,959,347	326,460,820
Net Assets
Beginning of period	462,533,291	136,072,471
End of period	$ 614,492,638	$ 462,533,291

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 20.13	$ 16.62	$ 13.96	$ 11.83	$ 10.21
Income from Investment Operations
Net investment income (loss) D	(.05)	(.03)	(.05)	(.04)	-
Net realized and unrealized gain (loss)	(1.43)	4.59	3.54	2.25	1.62
Total from investment operations	(1.48)	4.56	3.49	2.21	1.62
Less Distributions
From net realized gain	(.35)	(1.05)	(.83)	(.08)	-
In excess of net realized gain	(.11)	-	-	-	-
Total distributions	(.46)	(1.05)	(.83)	(.08)	-
Net asset value, end of period	$ 18.19	$ 20.13	$ 16.62	$ 13.96	$ 11.83
Total Return B, C	(7.62)%	28.93%	26.69%	18.82%	15.87%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 37,656	$ 19,600	$ 4,254	$ 2,330	$ 503
Ratio of expenses to average net assets	1.17%	1.24%	1.46% F	1.75% F	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.16% G	1.23% G	1.44% G	1.72% G	1.75% A
Ratio of net investment income (loss) to average net assets	(.24)%	(.17)%	(.31)%	(.34)%	.11% A
Portfolio turnover rate	92%	91%	141%	93%	59% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to November 30, 1996.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights Class - Class T

Years ended November 30,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 20.16	$ 16.67	$ 13.98	$ 11.82	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.09)	(.07)	(.05)	(.02)	(.01)
Net realized and unrealized gain (loss)	(1.42)	4.61	3.56	2.24	1.83
Total from investment operations	(1.51)	4.54	3.51	2.22	1.82
Less Distributions
From net realized gain	(.32)	(1.05)	(.82)	(.06)	-
In excess of net realized gain	(.11)	-	-	-	-
Total distributions	(.43)	(1.05)	(.82)	(.06)	-
Net asset value, end of period	$ 18.22	$ 20.16	$ 16.67	$ 13.98	$ 11.82
Total Return B, C	(7.75)%	28.71%	26.77%	18.89%	18.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 354,141	$ 285,939	$ 81,455	$ 42,753	$ 26,133
Ratio of expenses to average net assets	1.36%	1.44%	1.46%	1.62%	2.00% A, F
Ratio of expenses to average net assets after expense reductions	1.34% G	1.42% G	1.44% G	1.60% G	2.00% A
Ratio of net investment income (loss) to average net assets	(.42)%	(.36)%	(.31)%	(.18)%	(.14)% A
Portfolio turnover rate	92%	91%	141%	93%	59% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period February 20, 1996 (commencement of sale of Class T shares) to November 30, 1996.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 19.92	$ 16.50	$ 13.85	$ 11.77	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.20)	(.16)	(.13)	(.09)	(.05)
Net realized and unrealized gain (loss)	(1.40)	4.56	3.54	2.22	1.82
Total from investment operations	(1.60)	4.40	3.41	2.13	1.77
Less Distributions
From net realized gain	(.26)	(.98)	(.76)	(.05)	-
In excess of net realized gain	(.09)	-	-	-	-
Total distributions	(.35)	(.98)	(.76)	(.05)	-
Net asset value, end of period	$ 17.97	$ 19.92	$ 16.50	$ 13.85	$ 11.77
Total Return B, C	(8.25)%	28.02%	26.15%	18.18%	17.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 156,488	$ 112,671	$ 37,229	$ 20,926	$ 9,721
Ratio of expenses to average net assets	1.90%	1.96%	2.00%	2.16%	2.50% A, F
Ratio of expenses to average net assets after expense reductions	1.89% G	1.95% G	1.98% G	2.14% G	2.50% A
Ratio of net investment income (loss) to average net assets	(.97)%	(.89)%	(.85)%	(.73)%	(.64)% A
Portfolio turnover rate	92%	91%	141%	93%	59% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period February 20, 1996 (commencement of sale of Class B shares) to November 30, 1996.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 19.89	$ 16.54	$ 13.98	$ 13.97
Income from Investment Operations
Net investment income (loss) D	(.20)	(.16)	(.21)	(.01)
Net realized and unrealized gain (loss)	(1.39)	4.54	3.59	.02
Total from investment operations	(1.59)	4.38	3.38	.01
Less Distributions
From net realized gain	(.29)	(1.03)	(.82)	-
In excess of net realized gain	(.09)	-	-	-
Total distributions	(.38)	(1.03)	(.82)	-
Net asset value, end of period	$ 17.92	$ 19.89	$ 16.54	$ 13.98
Total Return B, C	(8.23)%	27.90%	25.79%	.07%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 52,542	$ 30,468	$ 4,393	$ 41
Ratio of expenses to average net assets	1.90%	1.97%	2.50% F	2.50% A, F
Ratio of expenses to average net assets after expense reductions	1.88% G	1.96% G	2.48% G	2.35% A, G
Ratio of net investment income (loss) to average net assets	(.96)%	(.90)%	(1.40)%	(.62)% A
Portfolio turnover rate	92%	91%	141%	93%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998	1997	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.33	$ 16.77	$ 14.05	$ 11.86	$ 10.00
Income from Investment Operations
Net investment income D	.02	.03	.03	.04 E	.03
Net realized and unrealized gain (loss)	(1.45)	4.63	3.56	2.24	1.83
Total from investment operations	(1.43)	4.66	3.59	2.28	1.86
Less Distributions
From net realized gain	(.36)	(1.10)	(.87)	(.09)	-
In excess of net realized gain	(.13) I	-	-	-	-
Total distributions	(.49)	(1.10)	(.87)	(.09)	-
Net asset value, end of period	$ 18.41	$ 20.33	$ 16.77	$ 14.05	$ 11.86
Total Return B, C	(7.31)%	29.37%	27.35%	19.39%	18.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 13,665	$ 13,856	$ 8,742	$ 6,560	$ 9,144
Ratio of expenses to average net assets	.82%	.91%	.99%	1.15%	1.50% A, G
Ratio of expenses to average net assets after expense reductions	.81% H	.90% H	.97% H	1.12% H	1.48% A, H
Ratio of net investment income to average net assets	.11%	.16%	.18%	.32%	.38% A
Portfolio turnover rate	92%	91%	141%	93%	59% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E During the period, a significant shareholder redemption caused an unusually high level of investment income per share.

F For the period February 20, 1996 (commencement of sale of Institutional Class shares) to November 30, 1996.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Large Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, net operating losses, losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $766,223,254 and $548,925,690, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .57% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the funds. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares(collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee.

A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00% *
Class C	1.00% *

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 78,066	$ 86
Class T	1,874,562	4,553
Class B	1,581,860	1,186,395
Class C	484,184	310,797
	$ 4,018,672	$ 1,501,831

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 311,793	$ 124,504
Class T	364,959	126,038
Class B	323,543	323,543 *
Class C	27,739	27,739 *
	$ 1,028,034	$ 601,824

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 86,051.28
Class T	777,168.21
Class B	402,759.25
Class C	120,055.25
Institutional Class	26,449.17
	$ 1,412,482

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $30,382 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $3,903,175. The fund received cash collateral of $4,130,300 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $90,696 under this arrangement.

7. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 17% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2000	1999
From net realized gain
Class A	$ 349,890	$ 291,682
Class T	4,699,858	5,269,636
Class B	1,507,984	2,268,630
Class C	451,091	287,885
Institutional Class	251,438	570,207
Total	$ 7,260,261	$ 8,688,040
In excess of net realized gain
Class A	$ 113,550	$ -
Class T	1,525,250	-
Class B	489,388	-
Class C	146,393	-
Institutional Class	88,523	-
Total	$ 2,363,104	$ -
	$ 9,623,365	$ 8,688,040

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999
Class A Shares sold	1,411,641	852,593	$ 29,513,360	$ 15,605,931
Reinvestment of distributions	21,147	17,452	437,040	285,470
Shares redeemed	(336,609)	(152,045)	(7,037,493)	(2,805,195)
Net increase (decrease)	1,096,179	718,000	$ 22,912,907	$ 13,086,206
Class T Shares sold	9,859,445	12,906,706	$ 209,004,055	$ 238,734,017
Reinvestment of distributions	288,611	309,035	5,985,125	5,070,548
Shares redeemed	(4,888,280)	(3,918,325)	(103,269,989)	(73,308,285)
Net increase (decrease)	5,259,776	9,297,416	$ 111,719,191	$ 170,496,280
Class B Shares sold	4,362,780	3,942,695	$ 91,557,253	$ 71,800,193
Reinvestment of distributions	82,416	116,079	1,694,774	1,891,974
Shares redeemed	(1,392,036)	(659,048)	(29,066,661)	(12,064,988)
Net increase (decrease)	3,053,160	3,399,726	$ 64,185,366	$ 61,627,179
Class C Shares sold	1,884,572	1,422,774	$ 39,472,423	$ 25,974,910
Reinvestment of distributions	24,391	15,644	500,033	254,928
Shares redeemed	(507,817)	(172,573)	(10,595,220)	(3,186,152)
Net increase (decrease)	1,401,146	1,265,845	$ 29,377,236	$ 23,043,686
Institutional Class Shares sold	489,442	476,415	$ 10,468,460	$ 8,677,189
Reinvestment of distributions	14,130	32,818	294,659	540,107
Shares redeemed	(443,101)	(348,723)	(9,324,168)	(6,540,410)
Net increase (decrease)	60,471	160,510	$ 1,438,951	$ 2,676,886

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I (the Trust), including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/18/00	12/15/00	-	$.12
Class T	12/18/00	12/15/00	-	$.12
Class B	12/18/00	12/15/00	-	$.12
Class C	12/18/00	12/15/00	-	$.12

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 54%, 65%, 100% and 98% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Karen M. Firestone, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

LC-ANN-0101 122058
1.539156.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Large Cap

Fund - Institutional Class

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	19	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	28	Notes to the financial statements.
Independent Auditors' Report	36	The auditors' opinion.
Distributions	37

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Large Cap Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Large Cap - Inst CL	-7.31%	116.22%
S&P 500	-4.22%	121.28%
Growth Funds Average	-1.25%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the Institutional Class' returns to the performance of the Standard & Poor's 500SM  Index - a market capitalization-weighted index of common stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,389 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Large Cap - Inst CL	-7.31%	17.50%
S&P 500	-4.22%	18.07%
Growth Funds Average	-1.25%	n/a*

Average annual returns take Institutional Class' cumulative return and show you what would have happened if

Institutional Class had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Large Cap Fund - Institutional Class on February 20, 1996, when the fund started. As the chart shows, by November 30, 2000, the value of the investment would have grown to $21,622 - a 116.22% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,128 - a 121.28% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper large-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The large-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the large-cap core funds average was -2.92%. The one year cumulative and average annual total returns for the large-cap supergroup average was -2.87%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Karen Firestone, Portfolio Manager of Fidelity Advisor Large Cap Stock Fund

Q. How did the fund perform, Karen?

A. For the 12-month period that ended November 30, 2000, the fund's Institutional Class shares returned -7.31%, while the Standard & Poor's 500 Index and the growth funds average tracked by Lipper Inc. returned -4.22% and -1.25%, respectively.

Q. Why did the fund trail its index and peer group during the 12-month period?

A. The fund's emphasis on growth stocks, particularly technology - at the expense of financial and cyclical, or economically sensitive, stocks - left us overexposed to the downside volatility that plagued the S&P 500 index during the period. Following the spring sell-off, investors collectively turned their backs on growth - despite a pair of short-lived rallies during the summer and a failed breakout in early October - and assumed a more defensive posture. Even though we owned a lot of the large, higher-quality tech names, such as Intel, Cisco and Texas Instruments, momentum for these stocks - along with their price appreciation from earlier in 2000 - vanished as the market grew increasingly concerned about how a slowing economy would affect the earnings of tech firms. Additionally, since we didn't own as many of the smaller-cap tech stocks - a group that produced a number of the period's best performers - as our Lipper peers did on average, we lost ground on a competitive basis.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What other factors hampered performance?

A. Several of our media holdings disappointed, slipping on concerns about a slowdown in advertising spending by dot-com companies. DoubleClick was one of the fund's biggest detractors and I sold it off prior to the close of the period. Other Internet plays that felt the chill of the dot-com shakeout included e-content supplier CNET and GoTo.com, a provider of Net search services. I sold off both stocks prior to the close of the period as well. Cable stocks were pressured by satellite broadcasters, which threatened cable's dominance over local service markets, and our holdings in this area suffered as a result.

Q. What moves paid off for the fund?

A. The fund's positioning in financial stocks helped narrow the performance gap a bit. However, our underexposure to banks relative to the index hurt, as persistent flights to quality in the market and reduced interest-rate volatility boosted the prices of these issues. Concerns about a slowing economy and declining credit quality were strong enough to keep the fund underexposed to banks for much of the period. Still, I made up for our deficiency in banks with some strong picks elsewhere in the sector, most notably insurer MetLife and home loan financer Fannie Mae. Additionally, the fund's underweighting in traditional telephone utilities, such as AT&T and WorldCom, helped. Many of these stocks drifted lower in response to pricing pressures and increased competition in the consumer long-distance market. Electric utilities, such as Calpine, also gave us a boost. In addition to Calpine, taking profits in some of our energy holdings late in the period further supported relative performance, as oil prices proceeded to decline from their highs.

Q. What stocks helped the most? Which hurt?

A. Health stocks offered a haven for jittery tech investors during the period, and my decision to increase the fund's exposure to the sector halfway through the period was a good one. Investors shrugged off fears of increased regulation and sustainability of earnings growth, bidding up prices of large drug stocks, such as Schering-Plough. My strongest picks during the period were in the biotechnology and genomics spaces: We had several triple-digit performers, including Millennium Pharmaceuticals, Human Genome, Protein Design Labs and ImClone Sytems. On the tech front, my emphasis on Internet infrastructure paid off, with JDS Uniphase, Juniper and EMC posting strong gains. Conversely, I had my share of disappointments, including Microsoft, LAM Research, Dell, Motorola and America Online. The fund no longer held Motorola at the end of the period. Retailing heavyweight Home Depot also dragged on fund returns.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook?

A. The market remains volatile and extremely unforgiving, as seen in the recent declines of stocks that failed to beat the Street's earnings expectations. It's become as important as ever to own the stocks that are expected to make their numbers over not just the following quarter, but two to three quarters down the road. With that said, I'll continue to put a premium on earnings and maintain a focus on uncovering exciting new growth opportunities in the marketplace. By sticking with a balanced approach, which allows me to be aggressive in certain areas and defensive in others, we should be able to smooth out some of the turbulence expected over the coming months.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks long-term growth of capital

Start date: February 20, 1996

Size: as of November 30, 2000, more than $614 million

Manager: Karen Firestone, since 1998; joined Fidelity in 1983

3

Karen Firestone on finding growth and the importance of flexibility in today's market:

"Part of our strength is searching for future winners. For the past three years, that effort has focused almost exclusively on the technology sector. Today, in a market that's become less enamored with technology, I'm forced to look hard in other places for the kinds of growth stories I favor. I feel this is a positive development because, in effect, it levels the playing field among investors such as myself, who have strengths in addition to technology. During the past six-to-nine months with the broadening of the market, I turned my attention to health care, focusing on generic drug makers, hospitals and biotech firms, a strategy that paid off nicely for us.

"Remaining nimble and acting quickly in response to changing market conditions is critical to outperforming in an unusually volatile market environment. I gave up some of my flexibility by choosing to stay the course with many of the fund's technology and media holdings that suffered significant losses during the period. But I simply couldn't justify selling stocks that I believed in and whose long-term prospects were solid, only to replace them with unknown commodities. Many of the stocks that declined were purchased at a time when there was a lot of euphoria in the market and prices were unusually high. So, today, given that I still like these stocks, I'm willing to hold onto them a bit longer until they bounce back."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	5.6	5.0
Pfizer, Inc.	3.4	3.0
Cisco Systems, Inc.	3.3	4.1
Intel Corp.	3.1	4.5
Microsoft Corp.	2.9	2.3
Merck & Co., Inc.	2.5	2.0
Fannie Mae	2.3	1.8
Exxon Mobil Corp.	2.3	1.0
Bristol-Myers Squibb Co.	2.0	1.8
American International Group, Inc.	1.8	1.1
	29.2
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Technology	26.4	31.7
Health	20.3	14.6
Finance	10.3	10.5
Nondurables	8.5	5.5
Industrial Machinery & Equipment	7.5	6.8
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 95.3%		Stocks 95.4%
	Short-Term Investments and Net Other Assets 4.7%		Short-Term Investments and Net Other Assets 4.6%
* Foreign investments	6.8%	** Foreign investments	5.3%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 95.3%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.7%
Rockwell International Corp.	50,200	$ 2,020,550
United Technologies Corp.	27,400	1,940,263
TOTAL AEROSPACE & DEFENSE		3,960,813
BASIC INDUSTRIES - 1.4%
Chemicals & Plastics - 1.0%
Monsanto Co.	25,200	631,575
Pharmacia Corp.	59,300	3,617,300
PPG Industries, Inc.	45,880	1,912,623
		6,161,498
Metals & Mining - 0.3%
Alcoa, Inc.	56,800	1,601,050
Packaging & Containers - 0.1%
Tupperware Corp.	49,800	908,850
TOTAL BASIC INDUSTRIES		8,671,398
CONSTRUCTION & REAL ESTATE - 0.3%
Real Estate Investment Trusts - 0.3%
Equity Residential Properties Trust (SBI)	36,700	1,871,700
DURABLES - 0.5%
Consumer Electronics - 0.5%
Sony Corp. sponsored ADR	21,000	1,564,500
The Swatch Group AG (Reg.)	7,000	1,659,247
		3,223,747
ENERGY - 5.1%
Energy Services - 1.9%
Global Marine, Inc. (a)	69,300	1,520,269
Halliburton Co.	91,900	3,067,163
Noble Drilling Corp. (a)	71,500	2,060,094
Schlumberger Ltd. (NY Shares)	85,400	5,294,800
		11,942,326
Oil & Gas - 3.2%
Chevron Corp.	37,100	3,037,563
Common Stocks - continued
	Shares	Value (Note 1)
ENERGY - continued
Oil & Gas - continued
Devon Energy Corp.	51,700	$ 2,546,225
Exxon Mobil Corp.	156,300	13,754,400
		19,338,188
TOTAL ENERGY		31,280,514
FINANCE - 10.3%
Banks - 1.3%
Bank of Ireland, Inc.	1	8
FleetBoston Financial Corp.	99,046	3,714,225
Mellon Financial Corp.	59,400	2,784,375
State Street Corp.	12,200	1,573,800
		8,072,408
Credit & Other Finance - 2.2%
American Express Co.	75,790	4,163,713
Citigroup, Inc.	186,767	9,303,315
		13,467,028
Federal Sponsored Credit - 3.2%
Fannie Mae	178,970	14,138,630
Freddie Mac	88,600	5,354,763
		19,493,393
Insurance - 2.9%
American International Group, Inc.	117,488	11,388,945
MetLife, Inc.	165,200	4,894,050
The Chubb Corp.	20,800	1,695,200
		17,978,195
Securities Industry - 0.7%
Charles Schwab Corp.	54,700	1,514,506
Morgan Stanley Dean Witter & Co.	27,700	1,755,488
Nomura Securities Co. Ltd.	54,000	1,139,984
		4,409,978
TOTAL FINANCE		63,421,002
HEALTH - 20.3%
Drugs & Pharmaceuticals - 15.5%
Alkermes, Inc. (a)	39,300	1,174,088
Amgen, Inc. (a)	88,800	5,649,900
Applera Corp. - Celera Genomics Group (a)	23,800	990,675
Common Stocks - continued
	Shares	Value (Note 1)
HEALTH - continued
Drugs & Pharmaceuticals - continued
ARIAD Pharmaceuticals, Inc. (a)	57,100	$ 421,113
Bristol-Myers Squibb Co.	179,660	12,452,684
Cambridge Antibody Technology Group PLC (a)	29,500	1,220,542
COR Therapeutics, Inc. (a)	20,100	712,294
Elan Corp. PLC sponsored ADR (a)	44,800	2,416,400
Eli Lilly & Co.	78,900	7,391,944
Genentech, Inc. (a)	17,200	1,170,675
Human Genome Sciences, Inc. (a)	17,500	1,088,281
ImClone Systems, Inc. (a)	20,100	891,938
Immunex Corp. (a)	40,968	1,523,498
Merck & Co., Inc.	165,540	15,343,489
Millennium Pharmaceuticals, Inc. (a)	25,500	1,238,344
Mylan Laboratories, Inc.	86,200	2,063,413
Pfizer, Inc.	468,750	20,771,484
Protein Design Labs, Inc. (a)	19,700	1,521,825
QLT, Inc. (a)	17,600	777,499
Schering-Plough Corp.	172,220	9,655,084
Shire Pharmaceuticals Group PLC ADR (a)	40,600	1,852,375
Vertex Pharmaceuticals, Inc. (a)	26,900	1,503,038
Watson Pharmaceuticals, Inc. (a)	53,790	2,474,340
XOMA Ltd. (a)	112,100	1,012,403
		95,317,326
Medical Equipment & Supplies - 2.7%
Becton, Dickinson & Co.	8,000	272,000
Johnson & Johnson	93,040	9,304,000
McKesson HBOC, Inc.	10,000	328,750
Medtronic, Inc.	103,100	5,490,075
Novoste Corp. (a)	33,900	870,806
		16,265,631
Medical Facilities Management - 2.1%
HCA - The Healthcare Co.	142,300	5,896,556
Health Management Associates, Inc. Class A (a)	85,600	1,824,350
Tenet Healthcare Corp.	124,900	5,316,056
		13,036,962
TOTAL HEALTH		124,619,919
INDUSTRIAL MACHINERY & EQUIPMENT - 7.5%
Electrical Equipment - 6.4%
Emerson Electric Co.	60,400	4,401,650
Common Stocks - continued
	Shares	Value (Note 1)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Electrical Equipment - continued
General Electric Co.	691,000	$ 34,247,670
Omron Corp.	34,000	771,677
		39,420,997
Industrial Machinery & Equipment - 1.1%
Deere & Co.	46,920	1,909,058
Illinois Tool Works, Inc.	36,600	2,061,038
Ingersoll-Rand Co.	70,700	2,845,675
		6,815,771
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		46,236,768
MEDIA & LEISURE - 7.1%
Broadcasting - 4.4%
AT&T Corp. - Liberty Media Group Class A (a)	194,392	2,636,442
Carlton Communications PLC	107,829	786,890
Charter Communications, Inc.	74,600	1,473,350
Comcast Corp. Class A (special) (a)	127,100	4,885,406
Cox Communications, Inc. Class A (a)	71,700	2,854,556
EchoStar Communications Corp. Class A (a)	51,110	1,491,773
Grupo Televisa SA de CV sponsored GDR	34,800	1,620,375
Pegasus Communications Corp. (a)	36,300	971,025
RTL Group	25,625	1,939,207
Time Warner, Inc.	87,224	5,407,888
Univision Communications, Inc. Class A (a)	86,600	3,031,000
		27,097,912
Entertainment - 1.7%
Fox Entertainment Group, Inc. Class A (a)	55,900	894,400
MGM Mirage, Inc.	40,100	1,147,863
Ticketmaster Online CitySearch, Inc. Class B (a)	47,300	526,213
Viacom, Inc. Class B (non-vtg.) (a)	80,374	4,109,121
Walt Disney Co.	119,200	3,449,350
		10,126,947
Publishing - 0.4%
The New York Times Co. Class A	77,000	2,719,063
Restaurants - 0.6%
McDonald's Corp.	108,700	3,464,813
TOTAL MEDIA & LEISURE		43,408,735
Common Stocks - continued
	Shares	Value (Note 1)
NONDURABLES - 8.5%
Beverages - 3.3%
Anheuser-Busch Companies, Inc.	114,600	$ 5,436,338
Heineken NV	61,200	3,312,714
The Coca-Cola Co.	178,900	11,203,613
		19,952,665
Foods - 1.2%
PepsiCo, Inc.	94,000	4,265,250
Quaker Oats Co.	33,600	2,921,100
Wm. Wrigley Jr. Co.	3,400	308,763
		7,495,113
Household Products - 2.3%
Colgate-Palmolive Co.	22,700	1,333,625
Gillette Co.	105,900	3,587,363
Luxottica Group Spa sponsored ADR	105,690	1,532,505
Procter & Gamble Co.	101,600	7,607,300
		14,060,793
Tobacco - 1.7%
Philip Morris Companies, Inc.	276,880	10,573,355
TOTAL NONDURABLES		52,081,926
RETAIL & WHOLESALE - 3.3%
Drug Stores - 0.5%
CVS Corp.	57,000	3,241,875
General Merchandise Stores - 1.7%
Wal-Mart Stores, Inc.	199,400	10,406,188
Grocery Stores - 0.1%
Albertson's, Inc.	12,900	329,756
Retail & Wholesale, Miscellaneous - 1.0%
Alberto-Culver Co. Class B	46,450	1,701,231
Best Buy Co., Inc. (a)	32,750	843,313
Home Depot, Inc.	94,360	3,697,732
		6,242,276
TOTAL RETAIL & WHOLESALE		20,220,095
Common Stocks - continued
	Shares	Value (Note 1)
SERVICES - 0.7%
Advertising - 0.7%
TMP Worldwide, Inc. (a)	34,300	$ 2,012,981
WPP Group PLC sponsored ADR	44,700	2,388,656
		4,401,637
TECHNOLOGY - 26.4%
Communications Equipment - 4.9%
Ciena Corp. (a)	18,100	1,374,469
Cisco Systems, Inc. (a)	430,248	20,598,123
Corning, Inc.	40,500	2,369,250
Nokia AB sponsored ADR	54,200	2,317,050
Nortel Networks Corp.	65,200	2,461,300
UTStarcom, Inc.	57,000	965,438
		30,085,630
Computer Services & Software - 8.0%
Affymetrix, Inc. (a)	36,800	2,171,200
Amazon.com, Inc. (a)	27,100	669,031
America Online, Inc. (a)	179,000	7,269,190
Ariba, Inc. (a)	14,000	871,500
Automatic Data Processing, Inc.	51,400	3,392,400
BEA Systems, Inc. (a)	42,100	2,465,481
Cadence Design Systems, Inc. (a)	63,800	1,495,313
Microsoft Corp. (a)	315,200	18,084,600
Oracle Corp. (a)	178,700	4,735,550
Siebel Systems, Inc. (a)	4,700	328,413
Sonus Networks, Inc.	37,700	916,581
Synopsys, Inc. (a)	14,800	577,200
VeriSign, Inc. (a)	30,900	2,678,644
VERITAS Software Corp. (a)	28,200	2,751,263
Yahoo!, Inc. (a)	22,900	907,413
		49,313,779
Computers & Office Equipment - 6.8%
Brocade Communications Systems, Inc. (a)	3,600	604,575
CDW Computer Centers, Inc. (a)	51,700	2,368,506
Dell Computer Corp. (a)	212,300	4,086,775
EMC Corp. (a)	118,900	8,843,188
Gateway, Inc. (a)	55,400	1,052,600
Hewlett-Packard Co.	63,100	1,995,538
International Business Machines Corp.	76,700	7,171,450
Juniper Networks, Inc. (a)	11,200	1,395,800
Lexmark International Group, Inc. Class A (a)	27,400	1,260,400
Common Stocks - continued
	Shares	Value (Note 1)
TECHNOLOGY - continued
Computers & Office Equipment - continued
Network Appliance, Inc. (a)	9,800	$ 483,875
Palm, Inc.	78,400	2,837,100
SCI Systems, Inc. (a)	23,100	619,369
Sun Microsystems, Inc. (a)	103,004	7,834,742
Symbol Technologies, Inc.	37,500	1,502,344
		42,056,262
Electronic Instruments - 0.9%
Agilent Technologies, Inc.	23,521	1,227,502
Applied Materials, Inc. (a)	26,900	1,087,769
Caliper Technologies Corp.	14,200	629,238
Kudelski SA (a)	950	1,109,441
LAM Research Corp. (a)	88,200	1,323,000
		5,376,950
Electronics - 5.8%
Analog Devices, Inc. (a)	29,600	1,468,900
Flextronics International Ltd. (a)	46,500	1,165,406
GlobeSpan, Inc. (a)	36,100	1,130,381
Intel Corp.	503,800	19,175,888
International Rectifier Corp. (a)	50,400	1,524,600
JDS Uniphase Corp. (a)	31,700	1,586,981
LSI Logic Corp. (a)	26,700	480,600
Micron Technology, Inc. (a)	29,300	922,950
Samsung Electronics Co. Ltd. unit	9,700	611,100
Texas Instruments, Inc.	199,800	7,455,038
		35,521,844
TOTAL TECHNOLOGY		162,354,465
TRANSPORTATION - 0.3%
Railroads - 0.3%
Canadian Pacific Ltd.	70,390	1,888,188
UTILITIES - 2.9%
Cellular - 1.1%
QUALCOMM, Inc. (a)	38,800	3,113,700
Sprint Corp. - PCS Group Series 1 (a)	63,600	1,442,925
Vodafone Group PLC	571,037	1,955,798
		6,512,423
Electric Utility - 0.2%
AES Corp. (a)	21,600	1,120,500
Common Stocks - continued
	Shares	Value (Note 1)
UTILITIES - continued
Gas - 0.2%
NiSource, Inc.	51,800	$ 1,330,613
Telephone Services - 1.2%
McLeodUSA, Inc. Class A (a)	94,300	1,278,944
Metromedia Fiber Network, Inc. Class A (a)	38,700	452,306
Qwest Communications International, Inc. (a)	59,900	2,261,225
SBC Communications, Inc.	38,600	2,120,588
WorldCom, Inc. (a)	104,700	1,563,956
		7,677,019
Water - 0.2%
Vivendi SA sponsored ADR	108,400	1,341,450
TOTAL UTILITIES		17,982,005
TOTAL COMMON STOCKS (Cost $568,737,823)		585,622,912
Cash Equivalents - 7.0%

Fidelity Cash Central Fund, 6.57% (b)	38,894,775	38,894,775
Fidelity Securities Lending Cash Central Fund, 6.63% (b)	4,130,300	4,130,300
TOTAL CASH EQUIVALENTS (Cost $43,025,075)		43,025,075
TOTAL INVESTMENT PORTFOLIO - 102.3% (Cost $611,762,898)		628,647,987
NET OTHER ASSETS - (2.3)%		(14,155,349)
NET ASSETS - 100%		$ 614,492,638
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income
tax purposes was $617,812,698. Net unrealized appreciation aggregated $10,835,289, of which $94,149,275 related to appreciated investment securities and $83,313,986 related to depreciated investment securities.

The fund hereby designates approximately $7,504,000 as a capital gain dividend for the purpose of the dividend paid deduction.
The fund intends to elect to defer to its fiscal year ending November 30, 2001 approximately $3,646,000 of losses recognized during the period November 1, 2000 to November 30, 2000.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (cost $611,762,898) - See accompanying schedule		$ 628,647,987
Receivable for investments sold		6,659,446
Receivable for fund shares sold		2,908,899
Dividends receivable		432,721
Interest receivable		173,285
Other receivables		3,224
Total assets		638,825,562
Liabilities
Payable for investments purchased	$ 17,607,792
Payable for fund shares redeemed	1,713,164
Accrued management fee	311,770
Distribution fees payable	348,423
Other payables and accrued expenses	221,475
Collateral on securities loaned, at value	4,130,300
Total liabilities		24,332,924
Net Assets		$ 614,492,638
Net Assets consist of:
Paid in capital		$ 603,441,614
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(5,833,291)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		16,884,315
Net Assets		$ 614,492,638

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($37,656,049 ÷ 2,070,080 shares)	$18.19
Maximum offering price per share (100/94.25 of $18.19)	$19.30
Class T: Net Asset Value and redemption price per share ($354,140,601 ÷ 19,442,036 shares)	$18.22
Maximum offering price per share (100/96.50 of $18.22)	$18.88
Class B: Net Asset Value and offering price per share ($156,488,470 ÷ 8,709,143 shares) A	$17.97
Class C: Net Asset Value and offering price per share ($52,542,411 ÷ 2,932,596 shares) A	$17.92
Institutional Class: Net Asset Value, offering price and redemption price per share ($13,665,107 ÷ 742,127 shares)	$18.41

A Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Dividends		$ 3,887,410
Interest		1,769,754
Security lending		114,746
Total income		5,771,910
Expenses
Management fee	$ 3,610,669
Transfer agent fees	1,412,482
Distribution fees	4,018,672
Accounting and security lending fees	209,259
Non-interested trustees' compensation	2,000
Custodian fees and expenses	49,744
Registration fees	171,587
Audit	28,033
Legal	4,177
Miscellaneous	3,622
Total expenses before reductions	9,510,245
Expense reductions	(90,696)	9,419,549
Net investment income (loss)		(3,647,639)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	(3,101,184)
Foreign currency transactions	(1,495)	(3,102,679)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(61,299,898)
Assets and liabilities in foreign currencies	(723)	(61,300,621)
Net gain (loss)		(64,403,300)
Net increase (decrease) in net assets resulting from operations		$ (68,050,939)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (3,647,639)	$ (1,399,254)
Net realized gain (loss)	(3,102,679)	11,389,956
Change in net unrealized appreciation (depreciation)	(61,300,621)	54,227,921
Net increase (decrease) in net assets resulting from operations	(68,050,939)	64,218,623
Distributions to shareholders
From net realized gain	(7,260,261)	(8,688,040)
In excess of net realized gain	(2,363,104)	-
Total distributions	(9,623,365)	(8,688,040)
Share transactions - net increase (decrease)	229,633,651	270,930,237
Total increase (decrease) in net assets	151,959,347	326,460,820
Net Assets
Beginning of period	462,533,291	136,072,471
End of period	$ 614,492,638	$ 462,533,291

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 20.13	$ 16.62	$ 13.96	$ 11.83	$ 10.21
Income from Investment Operations
Net investment income (loss) D	(.05)	(.03)	(.05)	(.04)	-
Net realized and unrealized gain (loss)	(1.43)	4.59	3.54	2.25	1.62
Total from investment operations	(1.48)	4.56	3.49	2.21	1.62
Less Distributions
From net realized gain	(.35)	(1.05)	(.83)	(.08)	-
In excess of net realized gain	(.11)	-	-	-	-
Total distributions	(.46)	(1.05)	(.83)	(.08)	-
Net asset value, end of period	$ 18.19	$ 20.13	$ 16.62	$ 13.96	$ 11.83
Total Return B, C	(7.62)%	28.93%	26.69%	18.82%	15.87%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 37,656	$ 19,600	$ 4,254	$ 2,330	$ 503
Ratio of expenses to average net assets	1.17%	1.24%	1.46% F	1.75% F	1.75% A, F
Ratio of expenses to average net assets after expense reductions	1.16% G	1.23% G	1.44% G	1.72% G	1.75% A
Ratio of net investment income (loss) to average net assets	(.24)%	(.17)%	(.31)%	(.34)%	.11% A
Portfolio turnover rate	92%	91%	141%	93%	59% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to November 30, 1996.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights Class - Class T

Years ended November 30,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 20.16	$ 16.67	$ 13.98	$ 11.82	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.09)	(.07)	(.05)	(.02)	(.01)
Net realized and unrealized gain (loss)	(1.42)	4.61	3.56	2.24	1.83
Total from investment operations	(1.51)	4.54	3.51	2.22	1.82
Less Distributions
From net realized gain	(.32)	(1.05)	(.82)	(.06)	-
In excess of net realized gain	(.11)	-	-	-	-
Total distributions	(.43)	(1.05)	(.82)	(.06)	-
Net asset value, end of period	$ 18.22	$ 20.16	$ 16.67	$ 13.98	$ 11.82
Total Return B, C	(7.75)%	28.71%	26.77%	18.89%	18.20%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 354,141	$ 285,939	$ 81,455	$ 42,753	$ 26,133
Ratio of expenses to average net assets	1.36%	1.44%	1.46%	1.62%	2.00% A, F
Ratio of expenses to average net assets after expense reductions	1.34% G	1.42% G	1.44% G	1.60% G	2.00% A
Ratio of net investment income (loss) to average net assets	(.42)%	(.36)%	(.31)%	(.18)%	(.14)% A
Portfolio turnover rate	92%	91%	141%	93%	59% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period February 20, 1996 (commencement of sale of Class T shares) to November 30, 1996.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 19.92	$ 16.50	$ 13.85	$ 11.77	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.20)	(.16)	(.13)	(.09)	(.05)
Net realized and unrealized gain (loss)	(1.40)	4.56	3.54	2.22	1.82
Total from investment operations	(1.60)	4.40	3.41	2.13	1.77
Less Distributions
From net realized gain	(.26)	(.98)	(.76)	(.05)	-
In excess of net realized gain	(.09)	-	-	-	-
Total distributions	(.35)	(.98)	(.76)	(.05)	-
Net asset value, end of period	$ 17.97	$ 19.92	$ 16.50	$ 13.85	$ 11.77
Total Return B, C	(8.25)%	28.02%	26.15%	18.18%	17.70%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 156,488	$ 112,671	$ 37,229	$ 20,926	$ 9,721
Ratio of expenses to average net assets	1.90%	1.96%	2.00%	2.16%	2.50% A, F
Ratio of expenses to average net assets after expense reductions	1.89% G	1.95% G	1.98% G	2.14% G	2.50% A
Ratio of net investment income (loss) to average net assets	(.97)%	(.89)%	(.85)%	(.73)%	(.64)% A
Portfolio turnover rate	92%	91%	141%	93%	59% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period February 20, 1996 (commencement of sale of Class B shares) to November 30, 1996.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 19.89	$ 16.54	$ 13.98	$ 13.97
Income from Investment Operations
Net investment income (loss) D	(.20)	(.16)	(.21)	(.01)
Net realized and unrealized gain (loss)	(1.39)	4.54	3.59	.02
Total from investment operations	(1.59)	4.38	3.38	.01
Less Distributions
From net realized gain	(.29)	(1.03)	(.82)	-
In excess of net realized gain	(.09)	-	-	-
Total distributions	(.38)	(1.03)	(.82)	-
Net asset value, end of period	$ 17.92	$ 19.89	$ 16.54	$ 13.98
Total Return B, C	(8.23)%	27.90%	25.79%	.07%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 52,542	$ 30,468	$ 4,393	$ 41
Ratio of expenses to average net assets	1.90%	1.97%	2.50% F	2.50% A, F
Ratio of expenses to average net assets after expense reductions	1.88% G	1.96% G	2.48% G	2.35% A, G
Ratio of net investment income (loss) to average net assets	(.96)%	(.90)%	(1.40)%	(.62)% A
Portfolio turnover rate	92%	91%	141%	93%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998	1997	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 20.33	$ 16.77	$ 14.05	$ 11.86	$ 10.00
Income from Investment Operations
Net investment income D	.02	.03	.03	.04 E	.03
Net realized and unrealized gain (loss)	(1.45)	4.63	3.56	2.24	1.83
Total from investment operations	(1.43)	4.66	3.59	2.28	1.86
Less Distributions
From net realized gain	(.36)	(1.10)	(.87)	(.09)	-
In excess of net realized gain	(.13) I	-	-	-	-
Total distributions	(.49)	(1.10)	(.87)	(.09)	-
Net asset value, end of period	$ 18.41	$ 20.33	$ 16.77	$ 14.05	$ 11.86
Total Return B, C	(7.31)%	29.37%	27.35%	19.39%	18.60%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 13,665	$ 13,856	$ 8,742	$ 6,560	$ 9,144
Ratio of expenses to average net assets	.82%	.91%	.99%	1.15%	1.50% A, G
Ratio of expenses to average net assets after expense reductions	.81% H	.90% H	.97% H	1.12% H	1.48% A, H
Ratio of net investment income to average net assets	.11%	.16%	.18%	.32%	.38% A
Portfolio turnover rate	92%	91%	141%	93%	59% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C The total returns would have been lower had certain expenses not been reduced during the periods shown.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E During the period, a significant shareholder redemption caused an unusually high level of investment income per share.

F For the period February 20, 1996 (commencement of sale of Institutional Class shares) to November 30, 1996.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

I The amount shown reflects certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Large Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies, net operating losses, losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $766,223,254 and $548,925,690, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .57% of average net assets.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the funds. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares(collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee.

A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00% *
Class C	1.00% *

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 78,066	$ 86
Class T	1,874,562	4,553
Class B	1,581,860	1,186,395
Class C	484,184	310,797
	$ 4,018,672	$ 1,501,831

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 311,793	$ 124,504
Class T	364,959	126,038
Class B	323,543	323,543 *
Class C	27,739	27,739 *
	$ 1,028,034	$ 601,824

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 86,051.28
Class T	777,168.21
Class B	402,759.25
Class C	120,055.25
Institutional Class	26,449.17
	$ 1,412,482

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains each fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $30,382 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $3,903,175. The fund received cash collateral of $4,130,300 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $90,696 under this arrangement.

7. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 17% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2000	1999
From net realized gain
Class A	$ 349,890	$ 291,682
Class T	4,699,858	5,269,636
Class B	1,507,984	2,268,630
Class C	451,091	287,885
Institutional Class	251,438	570,207
Total	$ 7,260,261	$ 8,688,040
In excess of net realized gain
Class A	$ 113,550	$ -
Class T	1,525,250	-
Class B	489,388	-
Class C	146,393	-
Institutional Class	88,523	-
Total	$ 2,363,104	$ -
	$ 9,623,365	$ 8,688,040

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999
Class A Shares sold	1,411,641	852,593	$ 29,513,360	$ 15,605,931
Reinvestment of distributions	21,147	17,452	437,040	285,470
Shares redeemed	(336,609)	(152,045)	(7,037,493)	(2,805,195)
Net increase (decrease)	1,096,179	718,000	$ 22,912,907	$ 13,086,206
Class T Shares sold	9,859,445	12,906,706	$ 209,004,055	$ 238,734,017
Reinvestment of distributions	288,611	309,035	5,985,125	5,070,548
Shares redeemed	(4,888,280)	(3,918,325)	(103,269,989)	(73,308,285)
Net increase (decrease)	5,259,776	9,297,416	$ 111,719,191	$ 170,496,280
Class B Shares sold	4,362,780	3,942,695	$ 91,557,253	$ 71,800,193
Reinvestment of distributions	82,416	116,079	1,694,774	1,891,974
Shares redeemed	(1,392,036)	(659,048)	(29,066,661)	(12,064,988)
Net increase (decrease)	3,053,160	3,399,726	$ 64,185,366	$ 61,627,179
Class C Shares sold	1,884,572	1,422,774	$ 39,472,423	$ 25,974,910
Reinvestment of distributions	24,391	15,644	500,033	254,928
Shares redeemed	(507,817)	(172,573)	(10,595,220)	(3,186,152)
Net increase (decrease)	1,401,146	1,265,845	$ 29,377,236	$ 23,043,686
Institutional Class Shares sold	489,442	476,415	$ 10,468,460	$ 8,677,189
Reinvestment of distributions	14,130	32,818	294,659	540,107
Shares redeemed	(443,101)	(348,723)	(9,324,168)	(6,540,410)
Net increase (decrease)	60,471	160,510	$ 1,438,951	$ 2,676,886

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Large Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Large Cap Fund (the Fund), a fund of Fidelity Advisor Series I (the Trust), including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Large Cap Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Large Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/18/00	12/15/00	-	$.12

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 46% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Karen M. Firestone, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

LCI-ANN-0101 122059
1.539157.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Mid Cap

Fund - Class A, Class T, Class B and Class C

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the last six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	32	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	41	Notes to the financial statements.
Independent Auditors' Report	49	The auditors' opinion.
Distributions	50

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Mid Cap Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the life of fund total return would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Mid Cap - CL A	41.50%	185.13%
Fidelity Adv Mid Cap - CL A (incl. 5.75% sales charge)	33.36%	168.73%
S&P® MidCap 400	15.64%	126.91%
Mid-Cap Funds Average	9.25%	n/a*

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Standard & Poor's ® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Class A's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 462 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Mid Cap - CL A	41.50%	24.50%
Fidelity Adv Mid Cap - CL A (incl. 5.75% sales charge)	33.36%	22.97%
S&P MidCap 400	15.64%	18.69%
Mid-Cap Funds Average	9.25%	n/a*

Average annual returns take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity ® Advisor Mid Cap Fund - Class A on February 20, 1996, when the fund started, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $26,873 - a 168.73% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,691 - a 126.91% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, one year cumulative and average annual total returns for the multi-cap growth funds average was 0.35%. The one year cumulative and average annual total returns for the multi-cap supergroup average was 2.68%.

Annual Report

Fidelity Advisor Mid Cap Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Mid Cap - CL T	41.26%	183.84%
Fidelity Adv Mid Cap - CL T (incl. 3.50% sales charge)	36.32%	173.90%
S&P MidCap 400	15.64%	126.91%
Mid-Cap Funds Average	9.25%	n/a*

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Class T's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 462 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Mid Cap - CL T	41.26%	24.38%
Fidelity Adv Mid Cap - CL T (incl. 3.50% sales charge)	36.32%	23.46%
S&P MidCap 400	15.64%	18.69%
Mid-Cap Funds Average	9.25%	n/a*

Average annual returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Fund - Class T on February 20, 1996, when the fund started, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $27,390 - a 173.90% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,691 - a 126.91% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, one year cumulative and average annual total returns for the multi-cap growth funds average was 0.35%. The one year cumulative and average annual total returns for the multi-cap supergroup average was 2.68%.

Annual Report

Fidelity Advisor Mid Cap Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class B shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 5%, and 2%, respectively.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Mid Cap - CL B	40.45%	175.93%
Fidelity Adv Mid Cap - CL B (incl. contingent deferred sales charge)	35.45%	173.93%
S&P MidCap 400	15.64%	126.91%
Mid-Cap Funds Average	9.25%	n/a*

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Class B's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past on one year average represents a peer group of 462 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 9 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Mid Cap - CL B	40.45%	23.65%
Fidelity Adv Mid Cap - CL B (incl. contingent deferred sales charge)	35.45%	23.46%
S&P MidCap 400	15.64%	18.69%
Mid-Cap Funds Average	9.25%	n/a*

Average annual returns take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Fund - Class B on February 20, 1996, when the fund started. As the chart shows, by November 30, 2000, the value of the investment, including the effect of the applicable contingent deferred sales charge, would have grown to $27,393 - a 173.93% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,691 - a 126.91% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, one year cumulative and average annual total returns for the multi-cap growth funds average was 0.35%. The one year cumulative and average annual total returns for the multi-cap supergroup average was 2.68%.

Annual Report

Fidelity Advisor Mid Cap Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns prior to November 3, 1997 are those of Class B and reflect Class B shares' 1.00% 12b-1 fee. Class C shares' contingent deferred sales charge included in the past one year and life of fund total return figures are 1%, and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Mid Cap - CL C	40.47%	175.06%
Fidelity Adv Mid Cap - CL C (incl. contingent deferred sales charge)	39.47%	175.06%
S&P MidCap 400	15.64%	126.91%
Mid-Cap Funds Average	9.25%	n/a*

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Standard & Poor's MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Class C's performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 462 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 11 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Mid Cap - CL C	40.47%	23.57%
Fidelity Adv Mid Cap - CL C (incl. contingent deferred sales charge)	39.47%	23.57%
S&P MidCap 400	15.64%	18.69%
Mid-Cap Funds Average	9.25%	n/a*

Average annual returns take Class C's cumulative return and show you what would have happened if Class C had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Mid Cap Fund - Class C on February 20, 1996, when the fund started. As the chart shows, by November 30, 2000, the value of the investment would have grown to $27,506 - a 175.06% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,691 - a 126.91% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, one year cumulative and average annual total returns for the multi-cap growth funds average was 0.35%. The one year cumulative and average annual total returns for the multi-cap supergroup average was 2.68%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with David Felman, Portfolio Manager of Fidelity Advisor Mid Cap Fund

Q. How did the fund perform, David?

A. It performed very well. For the 12-month period that ended November 30, 2000, the fund's Class A, Class T, Class B and Class C shares had total returns of 41.50%, 41.26%, 40.45% and 40.47%, respectively. During the same period, the Standard & Poor's MidCap 400 Index returned 15.64% and the mid-cap funds average monitored by Lipper Inc. was up 9.25%.

Q. What factors affected performance?

A. Early in the 12-month period, the telecommunications and technology themes drove market and fund performance. Wireless communications systems increased market penetration throughout the world, and the use of the Internet was expanding. But by the middle of the period, cracks appeared in both trends. The dot-coms started experiencing problems, which hurt technology stocks in general. At the same time, supply in wireless communications began to outpace demand and telecommunications stocks also began to fall. At mid-year, as I saw the slowing growth in both telecommunications and the Internet, I became more cautious and reduced my exposure to technology. While I consistently kept the fund's technology weighting at more than 30% of net assets during the first six months of the period, I cut the exposure to the sector to just 8.4% of net assets by November 30. Similarly, my emphasis on energy stocks benefited performance in the first part of the period, while my decision to reduce exposure to the sector helped in the second six months. Energy investments fell from 13.8% of net assets on May 31 to just 3.1% on November 30. I cut the emphasis on energy as stocks hit my target prices for them and OPEC began showing less discipline in controlling supply.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did you increase health care and finance, which were the fund's two largest industry weightings, at 20.9% and 15.4% of net assets, respectively, at the end of the period?

A. I raised the fund's emphasis on health care, particularly HMOs and biotechnology, because I saw growth opportunities there, regardless of the overall economic picture. HMOs started to improve in performance as they gained greater control over both their pricing and their costs. In the case of biotechnology, many of the most promising companies were developing products based on genomics, or the science of gene mapping. I began emphasizing financial companies such as Fannie Mae and Freddie Mac, which I thought would benefit from declining interest rates. I also thought these quasi-government mortgage-oriented institutions would not be as vulnerable as banks to credit quality issues if economic growth slowed significantly.

Q. What stocks helped performance?

A. Many Internet-related stocks contributed early in the year. A good example is Veritas Software, which was a beneficiary of the need for more data storage capacity in electronic commerce. I sold my position in Veritas later in the period because it grew to be too large for the S&P 400 index and because I was concerned about the slowing of Internet growth. Health care stocks also were big contributors. Oxford Health Plans and Trigon Healthcare were two HMOs with very good performance. Myriad Genetics, which is developing diagnostic processes for heart disease and cancer, also was a very strong performer, as was Protein Design Labs, a biotech research company. Among finance holdings, Freddie Mac performed very well.

Q. Were there any disappointments?

A. While I cut the fund's technology exposure dramatically, I probably should have moved even earlier. DoubleClick, the leader in Internet advertising, fell sharply as the Internet market slowed. Kopin, which produces wafers for wireless handsets, was a big contributor overall, but I held on to the stock too long and it detracted from performance in the second half of the period. Other technology investments that held back performance later in the period included QLogic and Pegasus Communications. I have sold my positions in DoubleClick and Pegasus.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook, David?

A. The critical issue I face is whether to continue to de-emphasize technology or whether the sector's outlook will improve and begin to rally. While it's true that consumer-oriented Internet stocks have been weak, corporate spending on data processing and Internet operations continues to expand. A major question will be whether major corporations, both domestic and multinational, continue to spend heavily on information technology or whether their technology spending will slow. This is one of the key issues with which I will be wrestling.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of companies with medium-sized capitalizations

Start date: February 20, 1996

Size: as of November 30, 2000, more than $2.0 billion

Manager: David Felman, since 1999; joined Fidelity in 1993

3

David Felman on the improving prospects for stocks of health maintenance organizations (HMOs):

"In the past, HMOs have had trouble both raising prices and forecasting their actual claims costs, making it difficult to predict their profitability. Recently, however, they have gained more control over their pricing. Revenues have started increasing at annual rates of 10% or better. At the same time, they have been able to get a better grip on their costs. At one time, HMOs would raise their prices at the beginning of the year, but it would take a calendar quarter or more before claims would be filed and the companies could understand their actual costs. Now, with better data processing systems, claims are filed faster and companies get an earlier understanding of their costs. This improved efficiency enhances their ability to set their prices at profitable levels.

"Despite this improving outlook, HMOs still face some uncertainty because they are vulnerable to political issues, such as proposals to give patients the right to sue them. Government and regulatory issues such as these are major factors affecting HMOs."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Freddie Mac	2.9	0.9
Concord EFS, Inc.	1.1	0.2
Fannie Mae	1.1	0.0
CIGNA Corp.	1.1	0.8
Genzyme Corp. - General Division	1.1	0.0
Cintas Corp.	1.0	0.3
Allegheny Energy, Inc.	1.0	0.0
Southwest Airlines Co.	1.0	0.1
Trigon Healthcare, Inc.	0.9	0.8
Berkshire Hathaway, Inc. Class A	0.9	0.0
	12.1
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Health	20.9	11.9
Finance	15.4	6.9
Utilities	8.9	9.5
Technology	8.4	33.0
Nondurables	5.7	1.6
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks and Equity Futures 84.9%		Stocks and Equity Futures 94.0%
	Short-Term Investments and Net Other Assets 15.1%		Short-Term Investments and Net Other Assets 6.0%
* Foreign investments	4.7%	** Foreign investments	5.5%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 82.8%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 0.4%
Aerospace & Defense - 0.2%
Honeywell International, Inc.	114,400	$ 5,577
Ship Building & Repair - 0.2%
General Dynamics Corp.	46,700	3,561
TOTAL AEROSPACE & DEFENSE		9,138
BASIC INDUSTRIES - 5.7%
Chemicals & Plastics - 2.8%
Agrium, Inc.	381,800	4,462
Avery Dennison Corp.	98,820	5,435
Dow Chemical Co.	242,500	7,411
E.I. du Pont de Nemours and Co.	100,400	4,248
FMC Corp. (a)	72,300	4,907
Georgia Gulf Corp.	90,700	1,128
IMC Global, Inc.	178,800	2,123
Ivex Packaging Corp. (a)	94,600	828
Lyondell Chemical Co.	207,120	2,796
Olin Corp.	128,200	2,219
PolyOne Corp.	66,800	372
Potash Corp. of Saskatchewan	50,500	3,354
Praxair, Inc.	308,600	11,090
Rohm & Haas Co.	35,800	1,065
Solutia, Inc.	95,260	1,203
Union Carbide Corp.	151,900	6,560
		59,201
Packaging & Containers - 0.0%
Packaging Corp. of America	43,000	632
Paper & Forest Products - 2.9%
Bowater, Inc.	86,700	4,622
Georgia-Pacific Corp.	337,980	8,513
International Paper Co.	296,800	10,054
Kimberly-Clark Corp.	161,500	11,295
Mead Corp.	159,100	4,206
Pactiv Corp. (a)	577,600	6,751
Smurfit-Stone Container Corp. (a)	173,000	2,184
Common Stocks - continued
	Shares	Value (Note 1) (000s)
BASIC INDUSTRIES - continued
Paper & Forest Products - continued
Weyerhaeuser Co.	52,700	$ 2,306
Willamette Industries, Inc.	202,700	9,958
		59,889
TOTAL BASIC INDUSTRIES		119,722
CONSTRUCTION & REAL ESTATE - 1.1%
Building Materials - 0.5%
American Standard Companies, Inc. (a)	144,200	6,029
Flowserve Corp.	55,700	1,166
York International Corp.	152,000	3,971
		11,166
Construction - 0.3%
Centex Corp.	161,800	5,724
Kaufman & Broad Home Corp.	37,600	1,180
		6,904
Engineering - 0.2%
Lexent, Inc.	32,800	586
Tetra Tech, Inc. (a)	71,400	2,495
		3,081
Real Estate Investment Trusts - 0.1%
Spieker Properties, Inc.	34,200	1,787
TOTAL CONSTRUCTION & REAL ESTATE		22,938
DURABLES - 1.7%
Autos, Tires, & Accessories - 0.4%
Danaher Corp.	55,900	3,644
Federal Signal Corp.	96,200	2,062
General Motors Corp.	36,200	1,792
Superior Industries International, Inc.	34,200	1,165
		8,663
Consumer Electronics - 0.1%
Gemstar-TV Guide International, Inc. (a)	23,800	968
General Motors Corp. Class H	13,700	298
		1,266
Home Furnishings - 0.6%
Herman Miller, Inc.	67,900	1,604
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - continued
Home Furnishings - continued
Hillenbrand Industries, Inc.	164,600	$ 8,395
HON Industries, Inc.	43,700	1,062
Leggett & Platt, Inc.	146,800	2,395
		13,456
Textiles & Apparel - 0.6%
Jones Apparel Group, Inc. (a)	103,400	3,380
Liz Claiborne, Inc.	92,420	3,627
Mohawk Industries, Inc. (a)	48,300	1,144
Shaw Industries, Inc.	55,300	1,040
Timberland Co. Class A (a)	57,800	2,832
		12,023
TOTAL DURABLES		35,408
ENERGY - 3.1%
Energy Services - 1.8%
BJ Services Co. (a)	80,400	4,281
Diamond Offshore Drilling, Inc.	14,900	450
ENSCO International, Inc.	163,700	3,980
Global Marine, Inc. (a)	239,000	5,243
Halliburton Co.	63,800	2,129
Helmerich & Payne, Inc.	41,600	1,240
Noble Drilling Corp. (a)	94,100	2,711
Pride International, Inc. (a)	56,300	1,066
Rowan Companies, Inc. (a)	26,600	529
Smith International, Inc. (a)	48,400	2,810
Tidewater, Inc.	95,000	3,848
Transocean Sedco Forex, Inc.	48,300	1,926
Varco International, Inc. (a)	166,796	2,637
Weatherford International, Inc.	121,700	4,054
		36,904
Oil & Gas - 1.3%
Apache Corp.	47,400	2,477
Burlington Resources, Inc.	20,600	841
Cooper Cameron Corp. (a)	66,100	3,586
Devon Energy Corp.	32,328	1,592
Grant Prideco, Inc. (a)	104,300	1,473
Kerr-McGee Corp.	17,327	1,054
Murphy Oil Corp.	14,200	777
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Noble Affiliates, Inc.	46,000	$ 1,714
Ocean Energy, Inc. (a)	129,500	1,684
Tosco Corp.	221,800	6,363
USX - Marathon Group	48,900	1,290
Valero Energy Corp.	162,500	5,109
		27,960
TOTAL ENERGY		64,864
FINANCE - 15.4%
Banks - 0.5%
Bank of New York Co., Inc.	30,100	1,661
Commerce Bancorp, Inc.	32,700	1,866
PNC Financial Services Group, Inc.	50,200	3,338
U.S. Bancorp	188,800	4,567
		11,432
Credit & Other Finance - 1.1%
Concord EFS, Inc. (a)	554,840	24,205
Federal Sponsored Credit - 4.3%
Fannie Mae	297,900	23,534
Freddie Mac	1,007,300	60,870
USA Education, Inc.	83,300	4,821
		89,225
Insurance - 9.4%
ACE Ltd.	289,400	11,431
AFLAC, Inc.	48,400	3,406
Allmerica Financial Corp.	72,300	4,487
AMBAC Financial Group, Inc.	210,300	16,062
American General Corp.	27,500	2,061
American International Group, Inc.	86,200	8,356
Arthur J. Gallagher & Co.	38,400	2,266
Berkshire Hathaway, Inc.:
Class A (a)	280	18,452
Class B (a)	6,037	13,124
CIGNA Corp.	174,050	22,931
Everest Re Group Ltd.	118,900	7,156
First Health Group Corp. (a)	79,400	3,737
Hartford Financial Services Group, Inc.	100,200	7,089
Hilb, Rogal & Hamilton Co.	50,000	1,991
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Insurance - continued
Jefferson-Pilot Corp.	21,100	$ 1,440
John Hancock Financial Services, Inc.	175,300	5,522
Loews Corp.	71,600	6,766
MBIA, Inc.	74,700	5,145
MetLife, Inc.	357,100	10,579
Nationwide Financial Services, Inc. Class A	94,900	3,897
Protective Life Corp.	185,600	4,454
The Chubb Corp.	154,200	12,567
The St. Paul Companies, Inc.	105,000	5,263
Torchmark Corp.	128,800	4,894
UnumProvident Corp.	122,600	3,310
XL Capital Ltd. Class A	112,500	8,979
		195,365
Securities Industry - 0.1%
Lehman Brothers Holdings, Inc.	34,400	1,705
TOTAL FINANCE		321,932
HEALTH - 20.9%
Drugs & Pharmaceuticals - 12.1%
Abgenix, Inc. (a)	1,900	93
Alkermes, Inc. (a)	161,700	4,831
Alliance Pharmaceutical Corp. (a)	197,100	1,688
Alpharma, Inc. Class A	54,000	1,843
ALZA Corp. (a)	137,000	6,079
Aviron (a)	246,600	13,070
Biovail Corp. (a)	161,100	5,349
Bristol-Myers Squibb Co.	238,000	16,496
Carter-Wallace, Inc.	74,500	2,240
Celgene Corp. (a)	235,400	13,433
Cell Therapeutics, Inc. (a)	54,000	2,309
Chiron Corp. (a)	94,700	3,871
CIMA Labs, Inc. (a)	87,900	4,725
Collateral Therapeutics, Inc. (a)	31,400	911
COR Therapeutics, Inc. (a)	138,600	4,912
Corixa Corp. (a)	139,200	4,359
CV Therapeutics, Inc. (a)	37,825	2,650
Enzon, Inc. (a)	109,000	6,084
Forest Laboratories, Inc. (a)	53,900	7,303
GelTex Pharmaceuticals, Inc. (a)	167,000	9,279
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Genzyme Corp. - General Division (a)	253,800	$ 22,287
Gilead Sciences, Inc. (a)	101,690	8,281
IDEC Pharmaceuticals Corp. (a)	83,300	14,499
ImClone Systems, Inc. (a)	312,900	13,885
Incyte Genomics, Inc. (a)	32,800	869
Inspire Pharmaceuticals, Inc.	36,500	890
Intermune Pharmaceuticals, Inc.	122,500	5,635
Inverness Medical Technology, Inc. (a)	34,600	1,200
IVAX Corp. (a)	85,800	3,524
King Pharmaceuticals, Inc. (a)	66,500	3,242
KV Pharmaceutical Co. Class A (a)	111,600	2,950
Medarex, Inc. (a)	64,600	2,342
Millennium Pharmaceuticals, Inc. (a)	204,274	9,920
Mylan Laboratories, Inc.	103,700	2,482
Myriad Genetics, Inc. (a)	37,700	2,644
NaPro BioTherapeutics, Inc. (a)	85,400	603
Noven Pharmaceuticals, Inc. (a)	1,400	35
Protein Design Labs, Inc. (a)	33,100	2,557
Schering-Plough Corp.	49,400	2,769
Sepracor, Inc. (a)	151,300	11,054
Shire Pharmaceuticals Group PLC ADR (a)	109,700	5,005
Sigma-Aldrich Corp.	123,000	4,397
Teva Pharmaceutical Industries Ltd. ADR	170,300	11,197
Titan Pharmaceuticals, Inc. (a)	28,900	1,040
United Therapeutics Corp. (a)	86,100	4,170
United Therapeutics Corp. (a)(d)	43,700	2,117
Vertex Pharmaceuticals, Inc. (a)	36,200	2,023
		253,142
Medical Equipment & Supplies - 3.4%
Abbott Laboratories	114,300	6,294
AmeriSource Health Corp. Class A (a)	50,700	2,497
Biomet, Inc.	178,400	6,601
Cardinal Health, Inc.	140,195	14,011
Cygnus, Inc. (a)	56,700	285
Disetronic Holding AG	1,099	893
Millipore Corp.	16,800	739
Novoste Corp. (a)	141,500	3,635
ORATEC Interventions, Inc.	12,000	99
Priority Healthcare Corp. Class B (a)	137,200	3,739
St. Jude Medical, Inc. (a)	172,800	10,292
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Medical Equipment & Supplies - continued
Steris Corp. (a)	73,700	$ 1,106
Stryker Corp.	307,000	16,367
Sybron International, Inc.	124,500	3,385
		69,943
Medical Facilities Management - 5.4%
AmeriPath, Inc. (a)	238,100	3,973
Express Scripts, Inc. Class A (a)	166,920	12,498
HCA - The Healthcare Co.	212,400	8,801
Health Management Associates, Inc. Class A (a)	412,300	8,787
HEALTHSOUTH Corp. (a)	451,500	6,293
Laboratory Corp. of America Holdings (a)	5,100	725
Lincare Holdings, Inc. (a)	56,900	2,511
Oxford Health Plans, Inc. (a)	347,500	14,095
Quest Diagnostics, Inc. (a)	39,000	4,383
Tenet Healthcare Corp.	178,800	7,610
Trigon Healthcare, Inc. (a)	263,620	18,898
UnitedHealth Group, Inc.	138,200	16,213
Wellpoint Health Networks, Inc. (a)	73,600	7,935
		112,722
TOTAL HEALTH		435,807
INDUSTRIAL MACHINERY & EQUIPMENT - 1.8%
Electrical Equipment - 0.2%
L-3 Communications Holdings, Inc. (a)	31,700	2,049
Research in Motion Ltd. (a)	19,600	1,263
Vyyo, Inc.	71,100	627
		3,939
Industrial Machinery & Equipment - 1.0%
CUNO, Inc. (a)	6,100	175
Deere & Co.	109,400	4,451
Ingersoll-Rand Co.	118,400	4,766
Mettler-Toledo International, Inc. (a)	128,700	6,041
Parker-Hannifin Corp.	106,300	4,112
Tennant Co.	10,400	463
		20,008
Pollution Control - 0.6%
Allied Waste Industries, Inc. (a)	605,800	7,459
Republic Services, Inc. (a)	28,700	418
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Pollution Control - continued
Waste Connections, Inc. (a)	16,100	$ 403
Waste Management, Inc.	207,500	4,967
		13,247
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		37,194
MEDIA & LEISURE - 2.2%
Broadcasting - 0.9%
Clear Channel Communications, Inc. (a)	158,200	7,989
Comcast Corp. Class A (special) (a)	48,300	1,857
LodgeNet Entertainment Corp. (a)	10,000	137
Pegasus Communications Corp. (a)	144,400	3,863
Radio One, Inc. Class A (a)	40,100	426
Univision Communications, Inc. Class A (a)	121,800	4,263
		18,535
Entertainment - 0.2%
Mandalay Resort Group (a)	52,200	1,041
Park Place Entertainment Corp. (a)	132,500	1,780
Six Flags, Inc. (a)	111,200	1,599
		4,420
Lodging & Gaming - 0.3%
Four Seasons Hotels, Inc.	37,300	2,280
Harrah's Entertainment, Inc. (a)	46,300	1,296
International Game Technology (a)	63,300	2,825
		6,401
Publishing - 0.1%
Reader's Digest Association, Inc. Class A (non-vtg.)	9,700	369
Restaurants - 0.7%
Brinker International, Inc. (a)	114,100	4,664
Jack in the Box, Inc. (a)	214,380	5,788
Tricon Global Restaurants, Inc. (a)	124,900	4,496
		14,948
TOTAL MEDIA & LEISURE		44,673
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - 5.7%
Agriculture - 0.4%
Delta & Pine Land Co.	155,100	$ 3,548
Nutreco Holding NV	104,671	4,935
		8,483
Beverages - 0.4%
Pepsi Bottling Group, Inc.	144,400	5,641
The Coca-Cola Co.	42,800	2,680
		8,321
Foods - 3.2%
ConAgra Foods, Inc.	88,400	2,249
Flowers Industries, Inc.	531,270	8,633
H.J. Heinz Co.	99,500	4,540
Keebler Foods Co.	86,400	3,559
McCormick & Co., Inc. (non-vtg.)	101,100	3,766
Nabisco Group Holdings Corp.	336,400	9,882
Nabisco Holdings Corp. Class A	118,200	6,449
PepsiCo, Inc.	163,300	7,410
Sysco Corp.	238,300	13,166
Wm. Wrigley Jr. Co.	76,700	6,965
		66,619
Household Products - 0.8%
Colgate-Palmolive Co.	89,200	5,241
Estee Lauder Companies, Inc. Class A	266,600	11,547
		16,788
Tobacco - 0.9%
Philip Morris Companies, Inc.	212,300	8,107
RJ Reynolds Tobacco Holdings, Inc.	290,400	11,435
		19,542
TOTAL NONDURABLES		119,753
PRECIOUS METALS - 1.5%
Agnico-Eagle Mines Ltd.	94,200	619
Barrick Gold Corp.	509,500	7,663
Homestake Mining Co.	447,000	2,207
Meridian Gold, Inc. (a)	419,460	2,376
Newmont Mining Corp.	323,000	5,047
Common Stocks - continued
	Shares	Value (Note 1) (000s)
PRECIOUS METALS - continued
Placer Dome, Inc.	705,200	$ 6,451
Stillwater Mining Co. (a)	228,400	7,695
TOTAL PRECIOUS METALS		32,058
RETAIL & WHOLESALE - 1.2%
Apparel Stores - 0.1%
Venator Group, Inc. (a)	198,600	2,669
Drug Stores - 0.1%
Walgreen Co.	57,800	2,576
Grocery Stores - 1.0%
Kroger Co. (a)	240,500	6,373
Safeway, Inc. (a)	151,800	8,947
Whole Foods Market, Inc. (a)	72,500	4,255
		19,575
TOTAL RETAIL & WHOLESALE		24,820
SERVICES - 2.0%
Advertising - 0.4%
ADVO, Inc. (a)	170,900	6,921
TMP Worldwide, Inc. (a)	9,700	569
		7,490
Services - 1.6%
ACNielsen Corp. (a)	163,300	3,705
Cintas Corp.	425,600	21,679
Convergys Corp. (a)	21,300	896
National Processing, Inc. (a)	88,600	1,584
Per-Se Technologies, Inc. warrants 7/8/03 (a)	1,287	0
Professional Detailing, Inc. (a)	32,700	4,218
Robert Half International, Inc. (a)	75,100	2,244
		34,326
TOTAL SERVICES		41,816
TECHNOLOGY - 8.4%
Communications Equipment - 1.2%
3Com Corp.	216,400	2,651
Ciena Corp. (a)	900	68
Cisco Systems, Inc. (a)	99,300	4,754
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Communications Equipment - continued
Comverse Technology, Inc. (a)	25,210	$ 2,173
Jabil Circuit, Inc. (a)	110,800	3,463
Natural MicroSystems Corp. (a)	66,400	1,087
Nokia AB sponsored ADR	289,400	12,372
		26,568
Computer Services & Software - 3.8%
Affiliated Computer Services, Inc. Class A (a)	62,000	3,488
Amazon.com, Inc. (a)	132,800	3,279
Art Technology Group, Inc. (a)	46,800	1,343
Avant! Corp. (a)	9,400	149
Cadence Design Systems, Inc. (a)	332,700	7,798
DST Systems, Inc. (a)	66,600	4,758
Eclipsys Corp. (a)	161,800	3,802
Electronic Arts, Inc. (a)	62,400	2,227
Exodus Communications, Inc. (a)	67,200	1,529
Fiserv, Inc. (a)	87,500	4,889
Informix Corp. (a)	108,000	398
Intuit, Inc. (a)	43,580	1,986
J.D. Edwards & Co. (a)	79,800	2,025
Manugistics Group, Inc. (a)	8,900	674
PeopleSoft, Inc. (a)	176,500	5,869
Polycom, Inc. (a)	85,900	2,904
Rational Software Corp. (a)	327,700	10,323
SunGard Data Systems, Inc. (a)	174,100	8,542
Sybase, Inc. (a)	187,700	3,754
Synopsys, Inc. (a)	28,300	1,104
The BISYS Group, Inc. (a)	148,200	6,373
webMethods, Inc.	27,100	1,706
		78,920
Computers & Office Equipment - 0.8%
CDW Computer Centers, Inc. (a)	88,500	4,054
Juniper Networks, Inc. (a)	18,700	2,330
Network Appliance, Inc. (a)	70,800	3,496
Quantum Corp. - Hard Disk Drive Group (a)	53,000	464
SCI Systems, Inc. (a)	146,800	3,936
Symbol Technologies, Inc.	50,550	2,025
		16,305
Electronic Instruments - 1.2%
Applera Corp. - Applied Biosystems Group	34,178	2,824
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Electronic Instruments - continued
FEI Co. (a)	34,500	$ 582
PerkinElmer, Inc.	60,200	5,362
Thermo Electron Corp. (a)	176,600	5,121
Varian, Inc. (a)	41,300	1,311
Waters Corp. (a)	148,600	9,557
		24,757
Electronics - 1.4%
Analog Devices, Inc. (a)	16,100	799
Conexant Systems, Inc. (a)	71,400	1,450
Flextronics International Ltd. (a)	35,200	882
Integrated Device Technology, Inc. (a)	45,100	1,342
Kopin Corp. (a)	105,200	1,078
Micron Technology, Inc. (a)	47,200	1,487
MIPS Technologies, Inc.:
Class A (a)	38,400	1,037
Class B (a)	800	18
National Semiconductor Corp. (a)	202,800	3,764
NVIDIA Corp. (a)	54,000	2,187
QLogic Corp. (a)	26,800	2,169
Sanmina Corp. (a)	8,500	648
Transwitch Corp. (a)	22,900	624
TriQuint Semiconductor, Inc.	57,800	1,911
Vitesse Semiconductor Corp. (a)	234,600	10,117
		29,513
TOTAL TECHNOLOGY		176,063
TRANSPORTATION - 2.8%
Air Transportation - 1.3%
Atlantic Coast Airlines Holdings, Inc. (a)	17,600	749
Continental Airlines, Inc. Class B (a)	28,900	1,322
Northwest Airlines Corp. Class A (a)	52,000	1,310
SkyWest, Inc.	40,800	2,428
Southwest Airlines Co.	649,950	20,514
		26,323
Railroads - 0.9%
Burlington Northern Santa Fe Corp.	85,460	2,163
Canadian National Railway Co.	137,100	4,303
CSX Corp.	171,600	4,451
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TRANSPORTATION - continued
Railroads - continued
Norfolk Southern Corp.	158,110	$ 2,273
Union Pacific Corp.	139,680	6,495
		19,685
Shipping - 0.3%
OMI Corp. (a)	41,100	180
Teekay Shipping Corp.	179,900	5,746
		5,926
Trucking & Freight - 0.3%
Forward Air Corp. (a)	64,950	2,728
Landstar System, Inc. (a)	49,400	2,677
		5,405
TOTAL TRANSPORTATION		57,339
UTILITIES - 8.9%
Cellular - 0.6%
ALLTEL Corp.	96,300	5,898
Microcell Telecommunications, Inc. Class B (non-vtg.) (a)	48,470	1,130
QUALCOMM, Inc. (a)	47,400	3,804
Telephone & Data Systems, Inc.	9,410	850
		11,682
Electric Utility - 6.8%
AES Corp. (a)	121,000	6,277
Allegheny Energy, Inc.	514,900	21,497
Ameren Corp.	71,400	3,168
American Electric Power Co., Inc.	234,300	10,778
Calpine Corp. (a)	232,540	8,255
Cinergy Corp.	60,400	1,929
Citizens Communications Co. (a)	131,900	1,838
Constellation Energy Corp.	47,200	1,920
DPL, Inc.	422,600	12,942
Duke Energy Corp.	99,600	8,958
Exelon Corp.	166,900	11,057
IPALCO Enterprises, Inc.	157,000	3,690
NRG Energy, Inc.	99,500	2,550
NSTAR Companies	92,500	3,648
Public Service Enterprise Group, Inc.	51,700	2,210
Reliant Energy, Inc.	119,200	4,679
SCANA Corp.	200,500	5,652
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utility - continued
Southern Co.	319,100	$ 10,072
Southern Energy, Inc.	113,800	2,774
TECO Energy, Inc.	36,000	1,053
TNPC, Inc.	113,500	575
TXU Corp.	106,300	4,245
Utilicorp United, Inc.	112,900	3,331
XCEL Energy, Inc.	298,300	8,129
		141,227
Gas - 1.4%
Dynegy, Inc. Class A	154,594	6,841
Enron Corp.	8,200	531
Equitable Resources, Inc.	104,500	5,826
Kinder Morgan, Inc.	182,000	7,542
NiSource, Inc.	215,074	5,525
Questar Corp.	126,400	3,523
		29,788
Telephone Services - 0.1%
CenturyTel, Inc.	62,900	2,213
TeraBeam Networks (a)(d)	4,400	17
		2,230
TOTAL UTILITIES		184,927
TOTAL COMMON STOCKS (Cost $1,524,244)		1,728,452
Convertible Preferred Stocks - 0.0%

FINANCE - 0.0%
Credit & Other Finance - 0.0%
Southern Energy, Inc. Series A, $3.125 (a)	8,400	483
UTILITIES - 0.0%
Gas - 0.0%
NiSource, Inc. $2.60 SAILS (a)	1,893	4
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $424)		487
U.S. Treasury Obligations - 0.2%
Moody's Ratings (unaudited)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Bills, yield at date of purchase 6.05% to 6.26% 12/7/00 to 1/18/01 (c) (Cost $3,774)	-	$ 3,800	$ 3,774
Cash Equivalents - 17.2%
	Shares
Fidelity Cash Central Fund, 6.57% (b)	328,154,797	328,155
Fidelity Securities Lending Cash Central Fund, 6.63% (b)	31,096,150	31,096
TOTAL CASH EQUIVALENTS (Cost $359,251)		359,251
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $1,887,693)		2,091,964
NET OTHER ASSETS - (0.2)%		(4,745)
NET ASSETS - 100%		$ 2,087,219
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
183 S&P 400 Midcap Index Contracts	Dec. 2000	$ 44,149	$ (3,423)

The face value of futures purchased as a percentage of net assets - 2.1%
Security Type Abbreviation
SAILS	-	Stock Appreciation Income Linked Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,774,000.
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Networks	4/7/00	$ 17
United Therapeutics Corp.	7/13/00	$ 4,807
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,903,707,000. Net unrealized appreciation aggregated $188,257,000, of which $274,452,000 related to appreciated investment securities and $86,195,000 related to depreciated investment securities.

The fund hereby designates approximately $30,762,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2000
Assets
Investment in securities, at value (cost $1,887,693) - See accompanying schedule		$ 2,091,964
Receivable for investments sold		89,114
Receivable for fund shares sold		4,983
Dividends receivable		1,657
Interest receivable		1,737
Other receivables		32
Total assets		2,189,487
Liabilities
Payable to custodian bank	$ 558
Payable for investments purchased	63,703
Payable for fund shares redeemed	3,709
Accrued management fee	1,011
Distribution fees payable	992
Payable for daily variation on futures contracts	549
Other payables and accrued expenses	650
Collateral on securities loaned, at value	31,096
Total liabilities		102,268
Net Assets		$ 2,087,219
Net Assets consist of:
Paid in capital		$ 1,671,148
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		215,220
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		200,851
Net Assets		$ 2,087,219

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amount)	November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($133,903 ÷ 5,989 shares)	$22.36
Maximum offering price per share (100/94.25 of $22.36)	$23.72
Class T: Net Asset Value and redemption price per share ($1,270,240 ÷ 56,469 shares)	$22.49
Maximum offering price per share (100/96.50 of $22.49)	$23.31
Class B: Net Asset Value and offering price per share ($406,051 ÷ 18,407 shares) A	$22.06
Class C: Net Asset Value and offering price per share ($186,735 ÷ 8,457 shares) A	$22.08
Institutional Class: Net Asset Value, offering price and redemption price per share ($90,290 ÷ 3,990 shares)	$22.63

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Dividends		$ 6,894
Interest		9,912
Security lending		453
Total income		17,259
Expenses
Management fee	$ 8,658
Transfer agent fees	3,349
Distribution fees	8,821
Accounting and security lending fees	352
Non-interested trustees' compensation	5
Custodian fees and expenses	107
Registration fees	504
Audit	32
Legal	8
Miscellaneous	11
Total expenses before reductions	21,847
Expense reductions	(550)	21,297
Net investment income (loss)		(4,038)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	219,115
Foreign currency transactions	(9)
Futures contracts	2,936	222,042
Change in net unrealized appreciation (depreciation) on:
Investment securities	82,628
Assets and liabilities in foreign currencies	25
Futures contracts	(3,423)	79,230
Net gain (loss)		301,272
Net increase (decrease) in net assets resulting from operations		$ 297,234

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (4,038)	$ (3,636)
Net realized gain (loss)	222,042	86,552
Change in net unrealized appreciation (depreciation)	79,230	67,200
Net increase (decrease) in net assets resulting from operations	297,234	150,116
Distributions to shareholders from net realized gains	(59,324)	(15,537)
Share transactions - net increase (decrease)	1,116,063	90,831
Total increase (decrease) in net assets	1,353,973	225,410
Net Assets
Beginning of period	733,246	507,836
End of period	$ 2,087,219	$ 733,246

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.12	$ 13.71	$ 14.04	$ 11.70	$ 10.74
Income from Investment Operations
Net investment income (loss) D	.01	(.05)	(.05)	(.09)	(.01)
Net realized and unrealized gain (loss)	6.63	3.92	1.17	2.64	.97
Total from investment operations	6.64	3.87	1.12	2.55	.96
Less Distributions
From net realized gain	(1.40)	(.46)	(1.45)	(.21)	-
Net asset value, end of period	$ 22.36	$ 17.12	$ 13.71	$ 14.04	$ 11.70
Total Return B, C	41.50%	29.17%	9.07%	22.24%	8.94%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 133,903	$ 25,834	$ 11,340	$ 4,670	$ 1,239
Ratio of expenses to average net assets	1.14%	1.17%	1.30%	1.62% F	1.56% A, F
Ratio of expenses to average net assets after expense reductions	1.11% G	1.16% G	1.27% G	1.58% G	1.56% A
Ratio of net investment income (loss) to average net assets	.04%	(.33)%	(.36)%	(.71)%	(.33)% A
Portfolio turnover rate	251%	163%	139%	208%	101% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to November 30, 1996.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.19	$ 13.75	$ 14.09	$ 11.70	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	(.08)	(.07)	(.07)	(.03)
Net realized and unrealized gain (loss)	6.69	3.94	1.17	2.64	1.73
Total from investment operations	6.65	3.86	1.10	2.57	1.70
Less Distributions
From net realized gain	(1.35)	(.42)	(1.44)	(.18)	-
Net asset value, end of period	$ 22.49	$ 17.19	$ 13.75	$ 14.09	$ 11.70
Total Return B, C	41.26%	28.93%	8.87%	22.35%	17.00%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,270,240	$ 504,586	$ 367,035	$ 326,642	$ 187,040
Ratio of expenses to average net assets	1.35%	1.39%	1.42%	1.48%	1.60% A
Ratio of expenses to average net assets after expense reductions	1.31% F	1.37% F	1.39% F	1.44% F	1.60% A
Ratio of net investment income (loss) to average net assets	(.17)%	(.55)%	(.51)%	(.53)%	(.37)% A
Portfolio turnover rate	251%	163%	139%	208%	101% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period February 20, 1996 (commencement of sale of Class T shares) to November 30, 1996.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 16.93	$ 13.58	$ 13.94	$ 11.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.15)	(.16)	(.14)	(.14)	(.10)
Net realized and unrealized gain (loss)	6.58	3.90	1.17	2.62	1.71
Total from investment operations	6.43	3.74	1.03	2.48	1.61
Less Distributions
From net realized gain	(1.30)	(.39)	(1.39)	(.15)	-
Net asset value, end of period	$ 22.06	$ 16.93	$ 13.58	$ 13.94	$ 11.61
Total Return B, C	40.45%	28.32%	8.38%	21.67%	16.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 406,051	$ 117,224	$ 82,317	$ 58,758	$ 32,727
Ratio of expenses to average net assets	1.89%	1.91%	1.94%	2.03%	2.38% A
Ratio of expenses to average net assets after expense reductions	1.85% F	1.89% F	1.91% F	1.98% F	2.37% A, F
Ratio of net investment income (loss) to average net assets	(.71)%	(1.07)%	(1.02)%	(1.08)%	(1.14)% A
Portfolio turnover rate	251%	163%	139%	208%	101% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period February 20, 1996 (commencement of sale of Class B shares) to November 30, 1996.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 16.97	$ 13.64	$ 14.08	$ 14.16
Income from Investment Operations
Net investment income (loss) D	(.15)	(.16)	(.15)	(.01)
Net realized and unrealized gain (loss)	6.59	3.90	1.15	(.07)
Total from investment operations	6.44	3.74	1.00	(.08)
Less Distributions
From net realized gain	(1.33)	(.41)	(1.44)	-
Net asset value, end of period	$ 22.08	$ 16.97	$ 13.64	$ 14.08
Total Return B, C	40.47%	28.24%	8.09%	(.56)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 186,735	$ 36,592	$ 12,593	$ 345
Ratio of expenses to average net assets	1.86%	1.91%	2.15% F	2.50% A, F
Ratio of expenses to average net assets after expense reductions	1.82% G	1.90% G	2.11% G	2.40% A, G
Ratio of net investment income (loss) to average net assets	(.68)%	(1.07)%	(1.16)%	(1.07)% A
Portfolio turnover rate	251%	163%	139%	208%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.28	$ 13.82	$ 14.12	$ 11.70	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	(.00)	.01	.01	(.02)
Net realized and unrealized gain (loss)	6.70	3.95	1.18	2.63	1.72
Total from investment operations	6.78	3.95	1.19	2.64	1.70
Less Distributions
From net realized gain	(1.43)	(.49)	(1.49)	(.22)	-
Net asset value, end of period	$ 22.63	$ 17.28	$ 13.82	$ 14.12	$ 11.70
Total Return B, C	42.01%	29.59%	9.60%	23.04%	17.00%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 90,290	$ 49,010	$ 34,551	$ 30,542	$ 3,600
Ratio of expenses to average net assets	.83%	.86%	.87%	.91%	1.50% A, F
Ratio of expenses to average net assets after expense reductions	.79% G	.84% G	.84% G	.84% G	1.50% A
Ratio of net investment income (loss) to average net assets	.35%	(.02)%	.04%	.08%	(.27)% A
Portfolio turnover rate	251%	163%	139%	208%	101% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period February 20, 1996 (commencement of sale of Institutional Class shares) to November 30, 1996.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Mid Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, net operating losses, non-taxable dividends and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $2,134,000 or 0.1% of net assets.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,099,542,000 and $3,390,178,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $243,950,000 and $199,314,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .57% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 196,000	$ -
Class T	4,810,000	3,000
Class B	2,735,000	2,051,000
Class C	1,080,000	612,000
	$ 8,821,000	$ 2,666,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 710,000	$ 295,000
Class T	1,104,000	396,000
Class B	351,000	351,000 *
Class C	36,000	36,000 *
	$ 2,201,000	$ 1,078,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 205,000.26
Class T	2,044,000.21
Class B	704,000.25
Class C	260,000.24
Institutional Class	136,000.19
	$ 3,349,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc. maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $113,000 for the period.

Annual Report

Notes to Financial Statements - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $29,509,000. The fund received cash collateral of $31,096,000 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $523,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $24,000 under the custodian arrangement and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

Transfer Agent Credits
Class A	$ 1,000
Class T	2,000
$ 3,000

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
From net realized gain	2000	1999
Class A	$ 2,233	$ 380
Class T	40,668	11,172
Class B	9,272	2,365
Class C	3,038	390
Institutional Class	$ 4,113	$ 1,230
Total	$ 59,324	$ 15,537

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999
Class A Shares sold	5,506	2,962	$ 122,506	$ 48,121
Reinvestment of distributions	128	27	2,167	363
Shares redeemed	(1,154)	(2,307)	(25,697)	(37,765)
Net increase (decrease)	4,480	682	$ 98,976	$ 10,719
Class T Shares sold	47,126	22,494	$ 1,044,335	$ 352,226
Reinvestment of distributions	2,247	783	38,422	10,520
Shares redeemed	(22,253)	(20,619)	(482,732)	(320,407)
Net increase (decrease)	27,120	2,658	$ 600,025	$ 42,339
Class B Shares sold	12,865	2,569	$ 283,784	$ 39,269
Reinvestment of distributions	487	148	8,217	1,970
Shares redeemed	(1,870)	(1,852)	(40,632)	(27,126)
Net increase (decrease)	11,482	865	$ 251,369	$ 14,113
Class C Shares sold	7,861	2,451	$ 173,310	$ 37,792
Reinvestment of distributions	163	27	2,754	358
Shares redeemed	(1,724)	(1,245)	(36,111)	(19,208)
Net increase (decrease)	6,300	1,233	$ 139,953	$ 18,942
Institutional Class Shares sold	2,942	1,472	$ 66,821	$ 22,609
Reinvestment of distributions	221	85	3,775	1,145
Shares redeemed	(2,009)	(1,221)	(44,856)	(19,036)
Net increase (decrease)	1,154	336	$ 25,740	$ 4,718

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/18/00	12/15/00	$.04	$1.85
	01/08/01	01/05/01	-	$.17
Class T	12/18/00	12/15/00	-	$1.83
	01/08/01	01/05/01	-	$.17
Class B	12/18/00	12/15/00	-	$1.76
	01/08/01	01/05/01	-	$.17
Class C	12/18/00	12/15/00	-	$1.79
	01/08/01	01/05/01	-	$.17

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 11%, 12%, 13% and 13% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

David Felman, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

MC-ANN-0101 122447
1.539186.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Mid Cap

Fund - Institutional Class

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the last six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	26	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	35	Notes to the financial statements.
Independent Auditors' Report	43	The auditors' opinion.
Distributions	44

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Mid Cap Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the life of fund total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Mid Cap - Inst CL	42.01%	190.37%
S&P® MidCap 400	15.64%	126.91%
Mid-Cap Funds Average	9.25%	n/a*

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year or since the fund started on February 20, 1996. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Standard & Poor's ® MidCap 400 Index - a market capitalization-weighted index of 400 medium-capitalization stocks. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the mid-cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 462 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Life of fund
Fidelity Adv Mid Cap - Inst CL	42.01%	24.98%
S&P MidCap 400	15.64%	18.69%
Mid-Cap Funds Average	9.25%	n/a*

Average annual returns take Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

* Not available

Annual Report

$10,000 Over Life of Fund

$10,000 Over Life of Fund: Let's say hypothetically that $10,000 was invested in Fidelity® Advisor Mid Cap Fund - Institutional Class on February 20, 1996, when the fund started. As the chart shows, by November 30, 2000, the value of the investment would have grown to $29,037 - a 190.37% increase on the initial investment. For comparison, look at how the Standard & Poor's MidCap 400 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $22,691 - a 126.91% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper multi-cap growth funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. The multi-cap supergroup average reflects the performance (excluding sales charges) of mutual funds with similar capitalization. As of November 30, 2000, the one year cumulative and average annual total returns for the multi-cap growth funds average was 0.35%. The one year cumulative and average annual total returns for the multi-cap supergroup average was 2.68%.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with David Felman, Portfolio Manager of Fidelity Advisor Mid Cap Fund

Q. How did the fund perform, David?

A. It performed very well. For the 12-month period that ended on November 30, 2000, the fund's Institutional Class shares had a total return of 42.01%. During the same period, the Standard & Poor's MidCap 400 Index returned 15.64% and the mid-cap funds average monitored by Lipper Inc. was up 9.25%.

Q. What factors affected performance?

A. Early in the 12-month period, the telecommunications and technology themes drove market and fund performance. Wireless communications systems increased market penetration throughout the world, and the use of the Internet was expanding. But by the middle of the period, cracks appeared in both trends. The dot-coms started experiencing problems, which hurt technology stocks in general. At the same time, supply in wireless communications began to outpace demand and telecommunications stocks also began to fall. At mid-year, as I saw the slowing growth in both telecommunications and the Internet, I became more cautious and reduced my exposure to technology. While I consistently kept the fund's technology weighting at more than 30% of net assets during the first six months of the period, I cut the exposure to the sector to just 8.4% of net assets by November 30. Similarly, my emphasis on energy stocks benefited performance in the first part of the period, while my decision to reduce exposure to the sector helped in the second six months. Energy investments fell from 13.8% of net assets on May 31 to just 3.1% on November 30. I cut the emphasis on energy as stocks hit my target prices for them and OPEC began showing less discipline in controlling supply.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. Why did you increase health care and finance, which were the fund's two largest industry weightings, at 20.9% and 15.4% of net assets, respectively, at the end of the period?

A. I raised the fund's emphasis on health care, particularly HMOs and biotechnology, because I saw growth opportunities there, regardless of the overall economic picture. HMOs started to improve in performance as they gained greater control over both their pricing and their costs. In the case of biotechnology, many of the most promising companies were developing products based on genomics, or the science of gene mapping. I began emphasizing financial companies such as Fannie Mae and Freddie Mac, which I thought would benefit from declining interest rates. I also thought these quasi-government mortgage-oriented institutions would not be as vulnerable as banks to credit quality issues if economic growth slowed significantly.

Q. What stocks helped performance?

A. Many Internet-related stocks contributed early in the year. A good example is Veritas Software, which was a beneficiary of the need for more data storage capacity in electronic commerce. I sold my position in Veritas later in the period because it grew to be too large for the S&P 400 index and because I was concerned about the slowing of Internet growth. Health care stocks also were big contributors. Oxford Health Plans and Trigon Healthcare were two HMOs with very good performance. Myriad Genetics, which is developing diagnostic processes for heart disease and cancer, also was a very strong performer, as was Protein Design Labs, a biotech research company. Among finance holdings, Freddie Mac performed very well.

Q. Were there any disappointments?

A. While I cut the fund's technology exposure dramatically, I probably should have moved even earlier. DoubleClick, the leader in Internet advertising, fell sharply as the Internet market slowed. Kopin, which produces wafers for wireless handsets, was a big contributor overall, but I held on to the stock too long and it detracted from performance in the second half of the period. Other technology investments that held back performance later in the period included QLogic and Pegasus Communications. I have sold my positions in DoubleClick and Pegasus.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook, David?

A. The critical issue I face is whether to continue to de-emphasize technology or whether the sector's outlook will improve and begin to rally. While it's true that consumer-oriented Internet stocks have been weak, corporate spending on data processing and Internet operations continues to expand. A major question will be whether major corporations, both domestic and multinational, continue to spend heavily on information technology or whether their technology spending will slow. This is one of the key issues with which I will be wrestling.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: long-term growth of capital by investing mainly in equity securities of companies with medium-sized capitalizations

Start date: February 20, 1996

Size: as of November 30, 2000, more than $2.0 billion

Manager: David Felman, since 1999; joined Fidelity in 1993

3

David Felman on the improving prospects for stocks of health maintenance organizations (HMOs):

"In the past, HMOs have had trouble both raising prices and forecasting their actual claims costs, making it difficult to predict their profitability. Recently, however, they have gained more control over their pricing. Revenues have started increasing at annual rates of 10% or better. At the same time, they have been able to get a better grip on their costs. At one time, HMOs would raise their prices at the beginning of the year, but it would take a calendar quarter or more before claims would be filed and the companies could understand their actual costs. Now, with better data processing systems, claims are filed faster and companies get an earlier understanding of their costs. This improved efficiency enhances their ability to set their prices at profitable levels.

"Despite this improving outlook, HMOs still face some uncertainty because they are vulnerable to political issues, such as proposals to give patients the right to sue them. Government and regulatory issues such as these are major factors affecting HMOs."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Freddie Mac	2.9	0.9
Concord EFS, Inc.	1.1	0.2
Fannie Mae	1.1	0.0
CIGNA Corp.	1.1	0.8
Genzyme Corp. - General Division	1.1	0.0
Cintas Corp.	1.0	0.3
Allegheny Energy, Inc.	1.0	0.0
Southwest Airlines Co.	1.0	0.1
Trigon Healthcare, Inc.	0.9	0.8
Berkshire Hathaway, Inc. Class A	0.9	0.0
	12.1
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Health	20.9	11.9
Finance	15.4	6.9
Utilities	8.9	9.5
Technology	8.4	33.0
Nondurables	5.7	1.6
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks and Equity Futures 84.9%		Stocks and Equity Futures 94.0%
	Short-Term Investments and Net Other Assets 15.1%		Short-Term Investments and Net Other Assets 6.0%
* Foreign investments	4.7%	** Foreign investments	5.5%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 82.8%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 0.4%
Aerospace & Defense - 0.2%
Honeywell International, Inc.	114,400	$ 5,577
Ship Building & Repair - 0.2%
General Dynamics Corp.	46,700	3,561
TOTAL AEROSPACE & DEFENSE		9,138
BASIC INDUSTRIES - 5.7%
Chemicals & Plastics - 2.8%
Agrium, Inc.	381,800	4,462
Avery Dennison Corp.	98,820	5,435
Dow Chemical Co.	242,500	7,411
E.I. du Pont de Nemours and Co.	100,400	4,248
FMC Corp. (a)	72,300	4,907
Georgia Gulf Corp.	90,700	1,128
IMC Global, Inc.	178,800	2,123
Ivex Packaging Corp. (a)	94,600	828
Lyondell Chemical Co.	207,120	2,796
Olin Corp.	128,200	2,219
PolyOne Corp.	66,800	372
Potash Corp. of Saskatchewan	50,500	3,354
Praxair, Inc.	308,600	11,090
Rohm & Haas Co.	35,800	1,065
Solutia, Inc.	95,260	1,203
Union Carbide Corp.	151,900	6,560
		59,201
Packaging & Containers - 0.0%
Packaging Corp. of America	43,000	632
Paper & Forest Products - 2.9%
Bowater, Inc.	86,700	4,622
Georgia-Pacific Corp.	337,980	8,513
International Paper Co.	296,800	10,054
Kimberly-Clark Corp.	161,500	11,295
Mead Corp.	159,100	4,206
Pactiv Corp. (a)	577,600	6,751
Smurfit-Stone Container Corp. (a)	173,000	2,184
Common Stocks - continued
	Shares	Value (Note 1) (000s)
BASIC INDUSTRIES - continued
Paper & Forest Products - continued
Weyerhaeuser Co.	52,700	$ 2,306
Willamette Industries, Inc.	202,700	9,958
		59,889
TOTAL BASIC INDUSTRIES		119,722
CONSTRUCTION & REAL ESTATE - 1.1%
Building Materials - 0.5%
American Standard Companies, Inc. (a)	144,200	6,029
Flowserve Corp.	55,700	1,166
York International Corp.	152,000	3,971
		11,166
Construction - 0.3%
Centex Corp.	161,800	5,724
Kaufman & Broad Home Corp.	37,600	1,180
		6,904
Engineering - 0.2%
Lexent, Inc.	32,800	586
Tetra Tech, Inc. (a)	71,400	2,495
		3,081
Real Estate Investment Trusts - 0.1%
Spieker Properties, Inc.	34,200	1,787
TOTAL CONSTRUCTION & REAL ESTATE		22,938
DURABLES - 1.7%
Autos, Tires, & Accessories - 0.4%
Danaher Corp.	55,900	3,644
Federal Signal Corp.	96,200	2,062
General Motors Corp.	36,200	1,792
Superior Industries International, Inc.	34,200	1,165
		8,663
Consumer Electronics - 0.1%
Gemstar-TV Guide International, Inc. (a)	23,800	968
General Motors Corp. Class H	13,700	298
		1,266
Home Furnishings - 0.6%
Herman Miller, Inc.	67,900	1,604
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - continued
Home Furnishings - continued
Hillenbrand Industries, Inc.	164,600	$ 8,395
HON Industries, Inc.	43,700	1,062
Leggett & Platt, Inc.	146,800	2,395
		13,456
Textiles & Apparel - 0.6%
Jones Apparel Group, Inc. (a)	103,400	3,380
Liz Claiborne, Inc.	92,420	3,627
Mohawk Industries, Inc. (a)	48,300	1,144
Shaw Industries, Inc.	55,300	1,040
Timberland Co. Class A (a)	57,800	2,832
		12,023
TOTAL DURABLES		35,408
ENERGY - 3.1%
Energy Services - 1.8%
BJ Services Co. (a)	80,400	4,281
Diamond Offshore Drilling, Inc.	14,900	450
ENSCO International, Inc.	163,700	3,980
Global Marine, Inc. (a)	239,000	5,243
Halliburton Co.	63,800	2,129
Helmerich & Payne, Inc.	41,600	1,240
Noble Drilling Corp. (a)	94,100	2,711
Pride International, Inc. (a)	56,300	1,066
Rowan Companies, Inc. (a)	26,600	529
Smith International, Inc. (a)	48,400	2,810
Tidewater, Inc.	95,000	3,848
Transocean Sedco Forex, Inc.	48,300	1,926
Varco International, Inc. (a)	166,796	2,637
Weatherford International, Inc.	121,700	4,054
		36,904
Oil & Gas - 1.3%
Apache Corp.	47,400	2,477
Burlington Resources, Inc.	20,600	841
Cooper Cameron Corp. (a)	66,100	3,586
Devon Energy Corp.	32,328	1,592
Grant Prideco, Inc. (a)	104,300	1,473
Kerr-McGee Corp.	17,327	1,054
Murphy Oil Corp.	14,200	777
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Noble Affiliates, Inc.	46,000	$ 1,714
Ocean Energy, Inc. (a)	129,500	1,684
Tosco Corp.	221,800	6,363
USX - Marathon Group	48,900	1,290
Valero Energy Corp.	162,500	5,109
		27,960
TOTAL ENERGY		64,864
FINANCE - 15.4%
Banks - 0.5%
Bank of New York Co., Inc.	30,100	1,661
Commerce Bancorp, Inc.	32,700	1,866
PNC Financial Services Group, Inc.	50,200	3,338
U.S. Bancorp	188,800	4,567
		11,432
Credit & Other Finance - 1.1%
Concord EFS, Inc. (a)	554,840	24,205
Federal Sponsored Credit - 4.3%
Fannie Mae	297,900	23,534
Freddie Mac	1,007,300	60,870
USA Education, Inc.	83,300	4,821
		89,225
Insurance - 9.4%
ACE Ltd.	289,400	11,431
AFLAC, Inc.	48,400	3,406
Allmerica Financial Corp.	72,300	4,487
AMBAC Financial Group, Inc.	210,300	16,062
American General Corp.	27,500	2,061
American International Group, Inc.	86,200	8,356
Arthur J. Gallagher & Co.	38,400	2,266
Berkshire Hathaway, Inc.:
Class A (a)	280	18,452
Class B (a)	6,037	13,124
CIGNA Corp.	174,050	22,931
Everest Re Group Ltd.	118,900	7,156
First Health Group Corp. (a)	79,400	3,737
Hartford Financial Services Group, Inc.	100,200	7,089
Hilb, Rogal & Hamilton Co.	50,000	1,991
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Insurance - continued
Jefferson-Pilot Corp.	21,100	$ 1,440
John Hancock Financial Services, Inc.	175,300	5,522
Loews Corp.	71,600	6,766
MBIA, Inc.	74,700	5,145
MetLife, Inc.	357,100	10,579
Nationwide Financial Services, Inc. Class A	94,900	3,897
Protective Life Corp.	185,600	4,454
The Chubb Corp.	154,200	12,567
The St. Paul Companies, Inc.	105,000	5,263
Torchmark Corp.	128,800	4,894
UnumProvident Corp.	122,600	3,310
XL Capital Ltd. Class A	112,500	8,979
		195,365
Securities Industry - 0.1%
Lehman Brothers Holdings, Inc.	34,400	1,705
TOTAL FINANCE		321,932
HEALTH - 20.9%
Drugs & Pharmaceuticals - 12.1%
Abgenix, Inc. (a)	1,900	93
Alkermes, Inc. (a)	161,700	4,831
Alliance Pharmaceutical Corp. (a)	197,100	1,688
Alpharma, Inc. Class A	54,000	1,843
ALZA Corp. (a)	137,000	6,079
Aviron (a)	246,600	13,070
Biovail Corp. (a)	161,100	5,349
Bristol-Myers Squibb Co.	238,000	16,496
Carter-Wallace, Inc.	74,500	2,240
Celgene Corp. (a)	235,400	13,433
Cell Therapeutics, Inc. (a)	54,000	2,309
Chiron Corp. (a)	94,700	3,871
CIMA Labs, Inc. (a)	87,900	4,725
Collateral Therapeutics, Inc. (a)	31,400	911
COR Therapeutics, Inc. (a)	138,600	4,912
Corixa Corp. (a)	139,200	4,359
CV Therapeutics, Inc. (a)	37,825	2,650
Enzon, Inc. (a)	109,000	6,084
Forest Laboratories, Inc. (a)	53,900	7,303
GelTex Pharmaceuticals, Inc. (a)	167,000	9,279
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Drugs & Pharmaceuticals - continued
Genzyme Corp. - General Division (a)	253,800	$ 22,287
Gilead Sciences, Inc. (a)	101,690	8,281
IDEC Pharmaceuticals Corp. (a)	83,300	14,499
ImClone Systems, Inc. (a)	312,900	13,885
Incyte Genomics, Inc. (a)	32,800	869
Inspire Pharmaceuticals, Inc.	36,500	890
Intermune Pharmaceuticals, Inc.	122,500	5,635
Inverness Medical Technology, Inc. (a)	34,600	1,200
IVAX Corp. (a)	85,800	3,524
King Pharmaceuticals, Inc. (a)	66,500	3,242
KV Pharmaceutical Co. Class A (a)	111,600	2,950
Medarex, Inc. (a)	64,600	2,342
Millennium Pharmaceuticals, Inc. (a)	204,274	9,920
Mylan Laboratories, Inc.	103,700	2,482
Myriad Genetics, Inc. (a)	37,700	2,644
NaPro BioTherapeutics, Inc. (a)	85,400	603
Noven Pharmaceuticals, Inc. (a)	1,400	35
Protein Design Labs, Inc. (a)	33,100	2,557
Schering-Plough Corp.	49,400	2,769
Sepracor, Inc. (a)	151,300	11,054
Shire Pharmaceuticals Group PLC ADR (a)	109,700	5,005
Sigma-Aldrich Corp.	123,000	4,397
Teva Pharmaceutical Industries Ltd. ADR	170,300	11,197
Titan Pharmaceuticals, Inc. (a)	28,900	1,040
United Therapeutics Corp. (a)	86,100	4,170
United Therapeutics Corp. (a)(d)	43,700	2,117
Vertex Pharmaceuticals, Inc. (a)	36,200	2,023
		253,142
Medical Equipment & Supplies - 3.4%
Abbott Laboratories	114,300	6,294
AmeriSource Health Corp. Class A (a)	50,700	2,497
Biomet, Inc.	178,400	6,601
Cardinal Health, Inc.	140,195	14,011
Cygnus, Inc. (a)	56,700	285
Disetronic Holding AG	1,099	893
Millipore Corp.	16,800	739
Novoste Corp. (a)	141,500	3,635
ORATEC Interventions, Inc.	12,000	99
Priority Healthcare Corp. Class B (a)	137,200	3,739
St. Jude Medical, Inc. (a)	172,800	10,292
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Medical Equipment & Supplies - continued
Steris Corp. (a)	73,700	$ 1,106
Stryker Corp.	307,000	16,367
Sybron International, Inc.	124,500	3,385
		69,943
Medical Facilities Management - 5.4%
AmeriPath, Inc. (a)	238,100	3,973
Express Scripts, Inc. Class A (a)	166,920	12,498
HCA - The Healthcare Co.	212,400	8,801
Health Management Associates, Inc. Class A (a)	412,300	8,787
HEALTHSOUTH Corp. (a)	451,500	6,293
Laboratory Corp. of America Holdings (a)	5,100	725
Lincare Holdings, Inc. (a)	56,900	2,511
Oxford Health Plans, Inc. (a)	347,500	14,095
Quest Diagnostics, Inc. (a)	39,000	4,383
Tenet Healthcare Corp.	178,800	7,610
Trigon Healthcare, Inc. (a)	263,620	18,898
UnitedHealth Group, Inc.	138,200	16,213
Wellpoint Health Networks, Inc. (a)	73,600	7,935
		112,722
TOTAL HEALTH		435,807
INDUSTRIAL MACHINERY & EQUIPMENT - 1.8%
Electrical Equipment - 0.2%
L-3 Communications Holdings, Inc. (a)	31,700	2,049
Research in Motion Ltd. (a)	19,600	1,263
Vyyo, Inc.	71,100	627
		3,939
Industrial Machinery & Equipment - 1.0%
CUNO, Inc. (a)	6,100	175
Deere & Co.	109,400	4,451
Ingersoll-Rand Co.	118,400	4,766
Mettler-Toledo International, Inc. (a)	128,700	6,041
Parker-Hannifin Corp.	106,300	4,112
Tennant Co.	10,400	463
		20,008
Pollution Control - 0.6%
Allied Waste Industries, Inc. (a)	605,800	7,459
Republic Services, Inc. (a)	28,700	418
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIAL MACHINERY & EQUIPMENT - continued
Pollution Control - continued
Waste Connections, Inc. (a)	16,100	$ 403
Waste Management, Inc.	207,500	4,967
		13,247
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		37,194
MEDIA & LEISURE - 2.2%
Broadcasting - 0.9%
Clear Channel Communications, Inc. (a)	158,200	7,989
Comcast Corp. Class A (special) (a)	48,300	1,857
LodgeNet Entertainment Corp. (a)	10,000	137
Pegasus Communications Corp. (a)	144,400	3,863
Radio One, Inc. Class A (a)	40,100	426
Univision Communications, Inc. Class A (a)	121,800	4,263
		18,535
Entertainment - 0.2%
Mandalay Resort Group (a)	52,200	1,041
Park Place Entertainment Corp. (a)	132,500	1,780
Six Flags, Inc. (a)	111,200	1,599
		4,420
Lodging & Gaming - 0.3%
Four Seasons Hotels, Inc.	37,300	2,280
Harrah's Entertainment, Inc. (a)	46,300	1,296
International Game Technology (a)	63,300	2,825
		6,401
Publishing - 0.1%
Reader's Digest Association, Inc. Class A (non-vtg.)	9,700	369
Restaurants - 0.7%
Brinker International, Inc. (a)	114,100	4,664
Jack in the Box, Inc. (a)	214,380	5,788
Tricon Global Restaurants, Inc. (a)	124,900	4,496
		14,948
TOTAL MEDIA & LEISURE		44,673
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - 5.7%
Agriculture - 0.4%
Delta & Pine Land Co.	155,100	$ 3,548
Nutreco Holding NV	104,671	4,935
		8,483
Beverages - 0.4%
Pepsi Bottling Group, Inc.	144,400	5,641
The Coca-Cola Co.	42,800	2,680
		8,321
Foods - 3.2%
ConAgra Foods, Inc.	88,400	2,249
Flowers Industries, Inc.	531,270	8,633
H.J. Heinz Co.	99,500	4,540
Keebler Foods Co.	86,400	3,559
McCormick & Co., Inc. (non-vtg.)	101,100	3,766
Nabisco Group Holdings Corp.	336,400	9,882
Nabisco Holdings Corp. Class A	118,200	6,449
PepsiCo, Inc.	163,300	7,410
Sysco Corp.	238,300	13,166
Wm. Wrigley Jr. Co.	76,700	6,965
		66,619
Household Products - 0.8%
Colgate-Palmolive Co.	89,200	5,241
Estee Lauder Companies, Inc. Class A	266,600	11,547
		16,788
Tobacco - 0.9%
Philip Morris Companies, Inc.	212,300	8,107
RJ Reynolds Tobacco Holdings, Inc.	290,400	11,435
		19,542
TOTAL NONDURABLES		119,753
PRECIOUS METALS - 1.5%
Agnico-Eagle Mines Ltd.	94,200	619
Barrick Gold Corp.	509,500	7,663
Homestake Mining Co.	447,000	2,207
Meridian Gold, Inc. (a)	419,460	2,376
Newmont Mining Corp.	323,000	5,047
Common Stocks - continued
	Shares	Value (Note 1) (000s)
PRECIOUS METALS - continued
Placer Dome, Inc.	705,200	$ 6,451
Stillwater Mining Co. (a)	228,400	7,695
TOTAL PRECIOUS METALS		32,058
RETAIL & WHOLESALE - 1.2%
Apparel Stores - 0.1%
Venator Group, Inc. (a)	198,600	2,669
Drug Stores - 0.1%
Walgreen Co.	57,800	2,576
Grocery Stores - 1.0%
Kroger Co. (a)	240,500	6,373
Safeway, Inc. (a)	151,800	8,947
Whole Foods Market, Inc. (a)	72,500	4,255
		19,575
TOTAL RETAIL & WHOLESALE		24,820
SERVICES - 2.0%
Advertising - 0.4%
ADVO, Inc. (a)	170,900	6,921
TMP Worldwide, Inc. (a)	9,700	569
		7,490
Services - 1.6%
ACNielsen Corp. (a)	163,300	3,705
Cintas Corp.	425,600	21,679
Convergys Corp. (a)	21,300	896
National Processing, Inc. (a)	88,600	1,584
Per-Se Technologies, Inc. warrants 7/8/03 (a)	1,287	0
Professional Detailing, Inc. (a)	32,700	4,218
Robert Half International, Inc. (a)	75,100	2,244
		34,326
TOTAL SERVICES		41,816
TECHNOLOGY - 8.4%
Communications Equipment - 1.2%
3Com Corp.	216,400	2,651
Ciena Corp. (a)	900	68
Cisco Systems, Inc. (a)	99,300	4,754
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Communications Equipment - continued
Comverse Technology, Inc. (a)	25,210	$ 2,173
Jabil Circuit, Inc. (a)	110,800	3,463
Natural MicroSystems Corp. (a)	66,400	1,087
Nokia AB sponsored ADR	289,400	12,372
		26,568
Computer Services & Software - 3.8%
Affiliated Computer Services, Inc. Class A (a)	62,000	3,488
Amazon.com, Inc. (a)	132,800	3,279
Art Technology Group, Inc. (a)	46,800	1,343
Avant! Corp. (a)	9,400	149
Cadence Design Systems, Inc. (a)	332,700	7,798
DST Systems, Inc. (a)	66,600	4,758
Eclipsys Corp. (a)	161,800	3,802
Electronic Arts, Inc. (a)	62,400	2,227
Exodus Communications, Inc. (a)	67,200	1,529
Fiserv, Inc. (a)	87,500	4,889
Informix Corp. (a)	108,000	398
Intuit, Inc. (a)	43,580	1,986
J.D. Edwards & Co. (a)	79,800	2,025
Manugistics Group, Inc. (a)	8,900	674
PeopleSoft, Inc. (a)	176,500	5,869
Polycom, Inc. (a)	85,900	2,904
Rational Software Corp. (a)	327,700	10,323
SunGard Data Systems, Inc. (a)	174,100	8,542
Sybase, Inc. (a)	187,700	3,754
Synopsys, Inc. (a)	28,300	1,104
The BISYS Group, Inc. (a)	148,200	6,373
webMethods, Inc.	27,100	1,706
		78,920
Computers & Office Equipment - 0.8%
CDW Computer Centers, Inc. (a)	88,500	4,054
Juniper Networks, Inc. (a)	18,700	2,330
Network Appliance, Inc. (a)	70,800	3,496
Quantum Corp. - Hard Disk Drive Group (a)	53,000	464
SCI Systems, Inc. (a)	146,800	3,936
Symbol Technologies, Inc.	50,550	2,025
		16,305
Electronic Instruments - 1.2%
Applera Corp. - Applied Biosystems Group	34,178	2,824
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Electronic Instruments - continued
FEI Co. (a)	34,500	$ 582
PerkinElmer, Inc.	60,200	5,362
Thermo Electron Corp. (a)	176,600	5,121
Varian, Inc. (a)	41,300	1,311
Waters Corp. (a)	148,600	9,557
		24,757
Electronics - 1.4%
Analog Devices, Inc. (a)	16,100	799
Conexant Systems, Inc. (a)	71,400	1,450
Flextronics International Ltd. (a)	35,200	882
Integrated Device Technology, Inc. (a)	45,100	1,342
Kopin Corp. (a)	105,200	1,078
Micron Technology, Inc. (a)	47,200	1,487
MIPS Technologies, Inc.:
Class A (a)	38,400	1,037
Class B (a)	800	18
National Semiconductor Corp. (a)	202,800	3,764
NVIDIA Corp. (a)	54,000	2,187
QLogic Corp. (a)	26,800	2,169
Sanmina Corp. (a)	8,500	648
Transwitch Corp. (a)	22,900	624
TriQuint Semiconductor, Inc.	57,800	1,911
Vitesse Semiconductor Corp. (a)	234,600	10,117
		29,513
TOTAL TECHNOLOGY		176,063
TRANSPORTATION - 2.8%
Air Transportation - 1.3%
Atlantic Coast Airlines Holdings, Inc. (a)	17,600	749
Continental Airlines, Inc. Class B (a)	28,900	1,322
Northwest Airlines Corp. Class A (a)	52,000	1,310
SkyWest, Inc.	40,800	2,428
Southwest Airlines Co.	649,950	20,514
		26,323
Railroads - 0.9%
Burlington Northern Santa Fe Corp.	85,460	2,163
Canadian National Railway Co.	137,100	4,303
CSX Corp.	171,600	4,451
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TRANSPORTATION - continued
Railroads - continued
Norfolk Southern Corp.	158,110	$ 2,273
Union Pacific Corp.	139,680	6,495
		19,685
Shipping - 0.3%
OMI Corp. (a)	41,100	180
Teekay Shipping Corp.	179,900	5,746
		5,926
Trucking & Freight - 0.3%
Forward Air Corp. (a)	64,950	2,728
Landstar System, Inc. (a)	49,400	2,677
		5,405
TOTAL TRANSPORTATION		57,339
UTILITIES - 8.9%
Cellular - 0.6%
ALLTEL Corp.	96,300	5,898
Microcell Telecommunications, Inc. Class B (non-vtg.) (a)	48,470	1,130
QUALCOMM, Inc. (a)	47,400	3,804
Telephone & Data Systems, Inc.	9,410	850
		11,682
Electric Utility - 6.8%
AES Corp. (a)	121,000	6,277
Allegheny Energy, Inc.	514,900	21,497
Ameren Corp.	71,400	3,168
American Electric Power Co., Inc.	234,300	10,778
Calpine Corp. (a)	232,540	8,255
Cinergy Corp.	60,400	1,929
Citizens Communications Co. (a)	131,900	1,838
Constellation Energy Corp.	47,200	1,920
DPL, Inc.	422,600	12,942
Duke Energy Corp.	99,600	8,958
Exelon Corp.	166,900	11,057
IPALCO Enterprises, Inc.	157,000	3,690
NRG Energy, Inc.	99,500	2,550
NSTAR Companies	92,500	3,648
Public Service Enterprise Group, Inc.	51,700	2,210
Reliant Energy, Inc.	119,200	4,679
SCANA Corp.	200,500	5,652
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Electric Utility - continued
Southern Co.	319,100	$ 10,072
Southern Energy, Inc.	113,800	2,774
TECO Energy, Inc.	36,000	1,053
TNPC, Inc.	113,500	575
TXU Corp.	106,300	4,245
Utilicorp United, Inc.	112,900	3,331
XCEL Energy, Inc.	298,300	8,129
		141,227
Gas - 1.4%
Dynegy, Inc. Class A	154,594	6,841
Enron Corp.	8,200	531
Equitable Resources, Inc.	104,500	5,826
Kinder Morgan, Inc.	182,000	7,542
NiSource, Inc.	215,074	5,525
Questar Corp.	126,400	3,523
		29,788
Telephone Services - 0.1%
CenturyTel, Inc.	62,900	2,213
TeraBeam Networks (a)(d)	4,400	17
		2,230
TOTAL UTILITIES		184,927
TOTAL COMMON STOCKS (Cost $1,524,244)		1,728,452
Convertible Preferred Stocks - 0.0%

FINANCE - 0.0%
Credit & Other Finance - 0.0%
Southern Energy, Inc. Series A, $3.125 (a)	8,400	483
UTILITIES - 0.0%
Gas - 0.0%
NiSource, Inc. $2.60 SAILS (a)	1,893	4
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $424)		487
U.S. Treasury Obligations - 0.2%
Moody's Ratings (unaudited)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Bills, yield at date of purchase 6.05% to 6.26% 12/7/00 to 1/18/01 (c) (Cost $3,774)	-	$ 3,800	$ 3,774
Cash Equivalents - 17.2%
	Shares
Fidelity Cash Central Fund, 6.57% (b)	328,154,797	328,155
Fidelity Securities Lending Cash Central Fund, 6.63% (b)	31,096,150	31,096
TOTAL CASH EQUIVALENTS (Cost $359,251)		359,251
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $1,887,693)		2,091,964
NET OTHER ASSETS - (0.2)%		(4,745)
NET ASSETS - 100%		$ 2,087,219
Futures Contracts
	Expiration Date	Underlying Face Amount at Value (000s)	Unrealized Gain/(Loss) (000s)
Purchased
183 S&P 400 Midcap Index Contracts	Dec. 2000	$ 44,149	$ (3,423)

The face value of futures purchased as a percentage of net assets - 2.1%
Security Type Abbreviation
SAILS	-	Stock Appreciation Income Linked Securities
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,774,000.
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
TeraBeam Networks	4/7/00	$ 17
United Therapeutics Corp.	7/13/00	$ 4,807
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $1,903,707,000. Net unrealized appreciation aggregated $188,257,000, of which $274,452,000 related to appreciated investment securities and $86,195,000 related to depreciated investment securities.

The fund hereby designates approximately $30,762,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands	November 30, 2000
Assets
Investment in securities, at value (cost $1,887,693) - See accompanying schedule		$ 2,091,964
Receivable for investments sold		89,114
Receivable for fund shares sold		4,983
Dividends receivable		1,657
Interest receivable		1,737
Other receivables		32
Total assets		2,189,487
Liabilities
Payable to custodian bank	$ 558
Payable for investments purchased	63,703
Payable for fund shares redeemed	3,709
Accrued management fee	1,011
Distribution fees payable	992
Payable for daily variation on futures contracts	549
Other payables and accrued expenses	650
Collateral on securities loaned, at value	31,096
Total liabilities		102,268
Net Assets		$ 2,087,219
Net Assets consist of:
Paid in capital		$ 1,671,148
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		215,220
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		200,851
Net Assets		$ 2,087,219

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amount)	November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($133,903 ÷ 5,989 shares)	$22.36
Maximum offering price per share (100/94.25 of $22.36)	$23.72
Class T: Net Asset Value and redemption price per share ($1,270,240 ÷ 56,469 shares)	$22.49
Maximum offering price per share (100/96.50 of $22.49)	$23.31
Class B: Net Asset Value and offering price per share ($406,051 ÷ 18,407 shares) A	$22.06
Class C: Net Asset Value and offering price per share ($186,735 ÷ 8,457 shares) A	$22.08
Institutional Class: Net Asset Value, offering price and redemption price per share ($90,290 ÷ 3,990 shares)	$22.63

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Dividends		$ 6,894
Interest		9,912
Security lending		453
Total income		17,259
Expenses
Management fee	$ 8,658
Transfer agent fees	3,349
Distribution fees	8,821
Accounting and security lending fees	352
Non-interested trustees' compensation	5
Custodian fees and expenses	107
Registration fees	504
Audit	32
Legal	8
Miscellaneous	11
Total expenses before reductions	21,847
Expense reductions	(550)	21,297
Net investment income (loss)		(4,038)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	219,115
Foreign currency transactions	(9)
Futures contracts	2,936	222,042
Change in net unrealized appreciation (depreciation) on:
Investment securities	82,628
Assets and liabilities in foreign currencies	25
Futures contracts	(3,423)	79,230
Net gain (loss)		301,272
Net increase (decrease) in net assets resulting from operations		$ 297,234

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (4,038)	$ (3,636)
Net realized gain (loss)	222,042	86,552
Change in net unrealized appreciation (depreciation)	79,230	67,200
Net increase (decrease) in net assets resulting from operations	297,234	150,116
Distributions to shareholders from net realized gains	(59,324)	(15,537)
Share transactions - net increase (decrease)	1,116,063	90,831
Total increase (decrease) in net assets	1,353,973	225,410
Net Assets
Beginning of period	733,246	507,836
End of period	$ 2,087,219	$ 733,246

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.12	$ 13.71	$ 14.04	$ 11.70	$ 10.74
Income from Investment Operations
Net investment income (loss) D	.01	(.05)	(.05)	(.09)	(.01)
Net realized and unrealized gain (loss)	6.63	3.92	1.17	2.64	.97
Total from investment operations	6.64	3.87	1.12	2.55	.96
Less Distributions
From net realized gain	(1.40)	(.46)	(1.45)	(.21)	-
Net asset value, end of period	$ 22.36	$ 17.12	$ 13.71	$ 14.04	$ 11.70
Total Return B, C	41.50%	29.17%	9.07%	22.24%	8.94%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 133,903	$ 25,834	$ 11,340	$ 4,670	$ 1,239
Ratio of expenses to average net assets	1.14%	1.17%	1.30%	1.62% F	1.56% A, F
Ratio of expenses to average net assets after expense reductions	1.11% G	1.16% G	1.27% G	1.58% G	1.56% A
Ratio of net investment income (loss) to average net assets	.04%	(.33)%	(.36)%	(.71)%	(.33)% A
Portfolio turnover rate	251%	163%	139%	208%	101% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to November 30, 1996.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.19	$ 13.75	$ 14.09	$ 11.70	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.04)	(.08)	(.07)	(.07)	(.03)
Net realized and unrealized gain (loss)	6.69	3.94	1.17	2.64	1.73
Total from investment operations	6.65	3.86	1.10	2.57	1.70
Less Distributions
From net realized gain	(1.35)	(.42)	(1.44)	(.18)	-
Net asset value, end of period	$ 22.49	$ 17.19	$ 13.75	$ 14.09	$ 11.70
Total Return B, C	41.26%	28.93%	8.87%	22.35%	17.00%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 1,270,240	$ 504,586	$ 367,035	$ 326,642	$ 187,040
Ratio of expenses to average net assets	1.35%	1.39%	1.42%	1.48%	1.60% A
Ratio of expenses to average net assets after expense reductions	1.31% F	1.37% F	1.39% F	1.44% F	1.60% A
Ratio of net investment income (loss) to average net assets	(.17)%	(.55)%	(.51)%	(.53)%	(.37)% A
Portfolio turnover rate	251%	163%	139%	208%	101% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period February 20, 1996 (commencement of sale of Class T shares) to November 30, 1996.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 16.93	$ 13.58	$ 13.94	$ 11.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	(.15)	(.16)	(.14)	(.14)	(.10)
Net realized and unrealized gain (loss)	6.58	3.90	1.17	2.62	1.71
Total from investment operations	6.43	3.74	1.03	2.48	1.61
Less Distributions
From net realized gain	(1.30)	(.39)	(1.39)	(.15)	-
Net asset value, end of period	$ 22.06	$ 16.93	$ 13.58	$ 13.94	$ 11.61
Total Return B, C	40.45%	28.32%	8.38%	21.67%	16.10%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 406,051	$ 117,224	$ 82,317	$ 58,758	$ 32,727
Ratio of expenses to average net assets	1.89%	1.91%	1.94%	2.03%	2.38% A
Ratio of expenses to average net assets after expense reductions	1.85% F	1.89% F	1.91% F	1.98% F	2.37% A, F
Ratio of net investment income (loss) to average net assets	(.71)%	(1.07)%	(1.02)%	(1.08)%	(1.14)% A
Portfolio turnover rate	251%	163%	139%	208%	101% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period February 20, 1996 (commencement of sale of Class B shares) to November 30, 1996.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999	1998	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 16.97	$ 13.64	$ 14.08	$ 14.16
Income from Investment Operations
Net investment income (loss) D	(.15)	(.16)	(.15)	(.01)
Net realized and unrealized gain (loss)	6.59	3.90	1.15	(.07)
Total from investment operations	6.44	3.74	1.00	(.08)
Less Distributions
From net realized gain	(1.33)	(.41)	(1.44)	-
Net asset value, end of period	$ 22.08	$ 16.97	$ 13.64	$ 14.08
Total Return B, C	40.47%	28.24%	8.09%	(.56)%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 186,735	$ 36,592	$ 12,593	$ 345
Ratio of expenses to average net assets	1.86%	1.91%	2.15% F	2.50% A, F
Ratio of expenses to average net assets after expense reductions	1.82% G	1.90% G	2.11% G	2.40% A, G
Ratio of net investment income (loss) to average net assets	(.68)%	(1.07)%	(1.16)%	(1.07)% A
Portfolio turnover rate	251%	163%	139%	208%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to November 30, 1997.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998	1997	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 17.28	$ 13.82	$ 14.12	$ 11.70	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.08	(.00)	.01	.01	(.02)
Net realized and unrealized gain (loss)	6.70	3.95	1.18	2.63	1.72
Total from investment operations	6.78	3.95	1.19	2.64	1.70
Less Distributions
From net realized gain	(1.43)	(.49)	(1.49)	(.22)	-
Net asset value, end of period	$ 22.63	$ 17.28	$ 13.82	$ 14.12	$ 11.70
Total Return B, C	42.01%	29.59%	9.60%	23.04%	17.00%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 90,290	$ 49,010	$ 34,551	$ 30,542	$ 3,600
Ratio of expenses to average net assets	.83%	.86%	.87%	.91%	1.50% A, F
Ratio of expenses to average net assets after expense reductions	.79% G	.84% G	.84% G	.84% G	1.50% A
Ratio of net investment income (loss) to average net assets	.35%	(.02)%	.04%	.08%	(.27)% A
Portfolio turnover rate	251%	163%	139%	208%	101% A

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the period shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period February 20, 1996 (commencement of sale of Institutional Class shares) to November 30, 1996.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Mid Cap Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, futures transactions, foreign currency transactions, net operating losses, non-taxable dividends and losses deferred due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments or if the counterparties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $2,134,000 or 0.1% of net assets.

Annual Report

Notes to Financial Statements - continued

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $4,099,542,000 and $3,390,178,000, respectively.

The market value of futures contracts opened and closed during the period amounted to $243,950,000 and $199,314,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .57% of average net assets.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 196,000	$ -
Class T	4,810,000	3,000
Class B	2,735,000	2,051,000
Class C	1,080,000	612,000
	$ 8,821,000	$ 2,666,000

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 710,000	$ 295,000
Class T	1,104,000	396,000
Class B	351,000	351,000 *
Class C	36,000	36,000 *
	$ 2,201,000	$ 1,078,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 205,000.26
Class T	2,044,000.21
Class B	704,000.25
Class C	260,000.24
Institutional Class	136,000.19
	$ 3,349,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc. maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and does not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $113,000 for the period.

Annual Report

Notes to Financial Statements - continued

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $29,509,000. The fund received cash collateral of $31,096,000 which was invested in cash equivalents.

6. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $523,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian fees were reduced by $24,000 under the custodian arrangement and each applicable class' expenses were reduced as follows under the transfer agent arrangements:

Transfer Agent Credits
Class A	$ 1,000
Class T	2,000
$ 3,000

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands	Years ended November 30,
From net realized gain	2000	1999
Class A	$ 2,233	$ 380
Class T	40,668	11,172
Class B	9,272	2,365
Class C	3,038	390
Institutional Class	$ 4,113	$ 1,230
Total	$ 59,324	$ 15,537

Annual Report

Notes to Financial Statements - continued

8. Share Transactions.

Transactions for each class of shares were as follows:

Amounts in thousands	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999
Class A Shares sold	5,506	2,962	$ 122,506	$ 48,121
Reinvestment of distributions	128	27	2,167	363
Shares redeemed	(1,154)	(2,307)	(25,697)	(37,765)
Net increase (decrease)	4,480	682	$ 98,976	$ 10,719
Class T Shares sold	47,126	22,494	$ 1,044,335	$ 352,226
Reinvestment of distributions	2,247	783	38,422	10,520
Shares redeemed	(22,253)	(20,619)	(482,732)	(320,407)
Net increase (decrease)	27,120	2,658	$ 600,025	$ 42,339
Class B Shares sold	12,865	2,569	$ 283,784	$ 39,269
Reinvestment of distributions	487	148	8,217	1,970
Shares redeemed	(1,870)	(1,852)	(40,632)	(27,126)
Net increase (decrease)	11,482	865	$ 251,369	$ 14,113
Class C Shares sold	7,861	2,451	$ 173,310	$ 37,792
Reinvestment of distributions	163	27	2,754	358
Shares redeemed	(1,724)	(1,245)	(36,111)	(19,208)
Net increase (decrease)	6,300	1,233	$ 139,953	$ 18,942
Institutional Class Shares sold	2,942	1,472	$ 66,821	$ 22,609
Reinvestment of distributions	221	85	3,775	1,145
Shares redeemed	(2,009)	(1,221)	(44,856)	(19,036)
Net increase (decrease)	1,154	336	$ 25,740	$ 4,718

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Mid Cap Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Mid Cap Fund, (the Fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Mid Cap Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Mid Cap Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	01/08/01	01/05/01	-	$.17
	12/18/00	12/15/00	$0.08	$1.85

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 11% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends received deduction for the corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research (U.K.)
Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

David Felman, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

MCI-ANN-0101 122449
1.539187.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Value Strategies

Fund - Class A, Class T and Class B

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on stock market strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The manager's review of fund performance, strategy and outlook.
Investment Changes	15	A summary of major shifts in the fund's investments over the past six months.
Investments	16	A complete list of the fund's investments with their market values.
Financial Statements	23	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	32	Notes to the financial statements.
Independent Auditors' Report	41	The auditors' opinion.
Distributions	42

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Value Strategies Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee that is reflected in returns after September 3, 1996. Returns prior to September 3, 1996 are those of Class T and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five year and 10 year total returns would have been lower. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Value Strategies - CL A	11.18%	65.85%	253.87%
Fidelity Adv Value Strategies - CL A (incl. 5.75% sales charge)	4.78%	56.31%	233.53%
Russell Midcap Value	12.45%	87.79%	395.72%
Mid-Cap Funds Average	9.25%	108.03%	390.26%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to those of the Russell Midcap Value Index - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. corporations. To measure how Class A's performance stacked up against its peers, you can compare it to the mid cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 462 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Value Strategies - CL A	11.18%	10.65%	13.47%
Fidelity Adv Value Strategies - CL A (incl. 5.75% sales charge)	4.78%	9.34%	12.80%
Russell Midcap Value	12.45%	13.43%	17.36%
Mid-Cap Funds Average	9.25%	15.20%	16.76%

Average annual total returns take Class A's cumulative return and show you what would have happened if Class A had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Value Strategies Fund - Class A on November 30, 1990, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $33,353 - a 233.53% increase on the initial investment. For comparison, look at how the Russell Midcap Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $49,572 - a 395.72% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper small-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2000, the one year, five year, and 10 year cumulative and average annual total returns for the Lipper small-cap core funds average were, 6.18%, 68.46%, 304.86%, and 6.18%, 10.36%, 14.69%, respectively.

Annual Report

Fidelity Advisor Value Strategies Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Class T shares bear a 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Value Strategies - CL T	11.03%	65.77%	253.70%
Fidelity Adv Value Strategies - CL T (incl. 3.50% sales charge)	7.14%	59.96%	241.32%
Russell Midcap Value	12.45%	87.79%	395.72%
Mid-Cap Funds Average	9.25%	108.03%	390.26%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to those of the Russell Midcap Value Index - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. corporations. To measure how Class T's performance stacked up against its peers, you can compare it to the mid cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 462 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization. These averages are listed on page 7 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Value Strategies - CL T	11.03%	10.64%	13.47%
Fidelity Adv Value Strategies - CL T (incl. 3.50% sales charge)	7.14%	9.85%	13.06%
Russell Midcap Value	12.45%	13.43%	17.36%
Mid-Cap Funds Average	9.25%	15.20%	16.76%

Average annual total returns take Class T's cumulative return and show you what would have happened if Class T had performed at a constant rate each year.

Annual Report

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Value Strategies Fund - Class T on November 30, 1990, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $34,132 - a 241.32% increase on the initial investment. For comparison, look at how the Russell Midcap Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $49,572 - a 395.72% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper small-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2000, the one year, five year, and 10 year cumulative and average annual total returns for the Lipper small-cap core funds average were, 6.18%, 68.46%, 304.86%, and 6.18%, 10.36%, 14.69%, respectively.

Annual Report

Fidelity Advisor Value Strategies Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on June 30, 1994. Class B shares bear a 1.00% 12b-1 fee that is reflected in returns after June 30, 1994. Returns prior to June 30, 1994 are those of Class T, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to June 30, 1994 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 5%, 2% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Annual Report

Fidelity Advisor Value Strategies Fund - Class B

Performance - continued

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Value Strategies - CL B	10.42%	61.40%	242.35%
Fidelity Adv Value Strategies - CL B (incl. contingent deferred sales charge)	6.04%	59.54%	242.35%
Russell Midcap Value	12.45%	87.79%	395.72%
Mid-Cap Funds Average	9.25%	108.03%	390.26%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to those of the Russell Midcap Value Index - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. corporations. To measure how Class B's performance stacked up against its peers, you can compare it to the mid cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 462 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization. These averages are listed on page 11 of this report.(dagger)

Annual Report

Fidelity Advisor Value Strategies Fund - Class B

Performance - continued

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Value Strategies - CL B	10.42%	10.05%	13.10%
Fidelity Adv Value Strategies - CL B (incl. contingent deferred sales charge)	6.04%	9.79%	13.10%
Russell Midcap Value	12.45%	13.43%	17.36%
Mid-Cap Funds Average	9.25%	15.20%	16.76%

Average annual total returns take Class B's cumulative return and show you what would have happened if Class B had performed at a constant rate each year.

Annual Report

Fidelity Advisor Value Strategies Fund - Class B

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Value Strategies Fund - Class B on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $34,235 - a 242.35% increase on the initial investment. For comparison, look at how the Russell Midcap Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $49,572 - a 395.72% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper small-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2000, the one year, five year, and 10 year cumulative and average annual total returns for the Lipper small-cap core funds average were, 6.18%, 68.46%, 304.86%, and 6.18%, 10.36%, 14.69%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Harris Leviton, Portfolio Manager of Fidelity Advisor Value Strategies Fund

Q. How did the fund perform, Harris?

A. For the 12 months that ended November 30, 2000, the fund's Class A, Class T and Class B shares returned 11.18%, 11.03% and 10.42%, respectively. In comparison, the Russell Midcap Value Index returned 12.45% and the mid-cap funds average tracked by Lipper Inc. returned 9.25% for the same period.

Fund Talk: The Manager's Overview - continued

Q. What factors influenced the fund's performance during the period?

Annual Report

A. Our continued focus on undervalued companies in the neglected sectors of the market paid off as the fund's performance was strong both on an absolute and relative basis. Unlike our peers - many of which held a substantially higher percentage of growth and technology stocks that fell sharply during the period - the fund was heavily invested in several sectors, such as cyclicals, construction/real estate, and media and leisure, that benefited from a market shift out of technology and into stable growth companies with good fundamentals. Having a majority of our 10-largest holdings finish the period among our top-10 performing stocks also helped and spoke to the value of Fidelity's research capability during a difficult investment environment. Meanwhile, our performance was slightly below that of the Russell index as a result of the fund's underweighting in a couple of highly defensive sectors - namely finance and utilities - that also performed well as market breadth increased. Additionally, having more exposure to several areas within the retail sector and some emerging medical technology stocks detracted from our performance relative to the benchmark.

Q. Can you explain the more significant strategies you employed during the period?

A. In my pursuit of undervalued stocks that had yet to reach their potential, I remained attracted to stocks of homebuilders, such as Beazer Homes, M/I Schottenstein Homes, Lennar and Centex. At the beginning of the period, some of these stocks were as low as 3-times trailing 12-month earnings and half of tangible book value, despite good execution of their business models. These stocks benefited from a cooling of the economy, which reduced some of the speculative building by independent developers. The economic slowdown also opened up the previously tight supply of construction materials, such as lumber and wallboard, as well as the tight labor pool. Elsewhere, I took profits in some areas that I felt had become overvalued, such as energy and in finance, where I reduced our holdings in insurance companies. I added selectively to our technology holdings as the period wore on, as many stocks fell to more attractive valuations after corrections in the spring and fall of 2000. In particular, I used the weakness in technology to increase our holdings in companies that have businesses related to the computerization of the telephone network, such as Performance Technologies, which I felt had a strong long-term outlook.

Q. What stocks performed particularly well during the period?

A. Alliance Pharmaceutical, the fund's top contributor, benefited from the clinical progression of several products, an agreement to market its blood-substitute product with Baxter International and general optimism in the biotechnology area. The fund's restaurant holdings, such as Jack in the Box and Morton's Restaurant Group, got a boost as the market recognized their strong growth stories and relatively inexpensive stock prices.

Q. What stocks disappointed?

A. Midway Games, a manufacturer of entertainment software, suffered from a weak product cycle and slowing sales. Our holdings in retail discount chains Ames Department Stores and Shopko Stores were hurt by both the economic slowdown and higher energy prices.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook for the coming months?

A. I believe that during the next six to nine months we'll continue to see a stock picker's market - one where extensive research will be vital to strong performance. I don't expect any one particular sector to dominate the market, and I think investors will need to focus more on fundamentals to determine which stocks of those companies in each sector will outperform their competitors. We saw some evidence of this market during the past six months, and the fund generally benefited from such an environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: December 13, 1983

Size: as of November 30, 2000, more than $538 million

Manager: Harris Leviton, since 1996; joined Fidelity in 1986

3

Harris Leviton on technology stocks:

"I don't anticipate that we'll see technology stocks dominate the market in 2001 as they did for the past few years prior to their correction in March of 2000. There's a number of reasons why.

"First, during the past six months, we've begun to see a reduction in capital spending on technology by major corporations. Previously, most of the nation's technology infrastructure had been upgraded to prepare for Y2K issues or to become Web-enabled with the advent of the Internet e-commerce market. Much of those corporate upgrades now have passed and, as a result, I think we'll see corporate spending increase in other areas, such as automation, manufacturing and facilities construction. Additionally, many of the industries within technology are maturing, such as the personal computer market. Finally, there is massive overcapacity in several industries, with semiconductors just one example. Together, these factors have restricted the earnings growth of many tech companies.

"That said, the recent massive selloff in tech has created some unique opportunities in the sector, such as a handful of oversold companies in the emerging computer telephony industry. And despite my overall concern for the sector, I will continue to invest in tech stocks of companies in good end markets with compelling risk/reward parameters."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
WMS Industries, Inc.	6.3	4.8
Jack in the Box, Inc.	6.3	5.8
Alliance Pharmaceutical Corp.	5.1	5.5
Cable Design Technologies Corp.	5.0	7.8
Performance Technologies, Inc.	3.1	2.1
Borders Group, Inc.	3.1	1.3
I-Stat Corp.	3.0	2.5
Wet Seal, Inc. Class A	2.9	1.3
MetLife, Inc.	2.8	2.1
Jones Apparel Group, Inc.	2.7	2.2
	40.3
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Media & Leisure	18.5	12.6
Retail & Wholesale	13.6	14.0
Technology	13.5	5.7
Durables	12.0	11.5
Health	10.5	11.8
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 98.7%		Stocks 98.8%
	Convertible Securities 0.8%		Convertible Securities 1.3%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets (0.1)% A
* Foreign investments	0.2%	** Foreign investments	3.0%

* Short-term investments and net other assets are not included in the pie chart.

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.8%
Defense Electronics - 0.8%
Herley Industries, Inc. (a)	208,666	$ 4,042,904
BASIC INDUSTRIES - 5.4%
Chemicals & Plastics - 0.7%
Associated Materials, Inc.	74,000	1,091,500
Millennium Chemicals, Inc.	180,900	2,871,788
		3,963,288
Iron & Steel - 1.8%
Cold Metal Products, Inc.	96,400	168,700
Nucor Corp.	204,300	7,099,425
Oregon Steel Mills, Inc.	290,000	453,125
Steel Dynamics, Inc. (a)	189,900	1,899,000
		9,620,250
Metals & Mining - 1.5%
Alcoa, Inc.	120,000	3,382,500
Belden, Inc.	216,500	4,763,000
		8,145,500
Paper & Forest Products - 1.4%
Boise Cascade Corp.	141,000	4,071,375
Georgia-Pacific Corp.	140,000	3,526,250
		7,597,625
TOTAL BASIC INDUSTRIES		29,326,663
CONSTRUCTION & REAL ESTATE - 8.9%
Building Materials - 3.5%
American Standard Companies, Inc. (a)	160,000	6,690,000
Lennox International, Inc.	340,000	2,380,000
Rock of Ages Corp. Class A (a)	162,800	671,550
York International Corp.	342,100	8,937,363
		18,678,913
Construction - 5.4%
Beazer Homes USA, Inc. (a)	287,000	8,986,688
Centex Corp.	100,000	3,537,500
Lennar Corp.	326,200	10,336,463
Common Stocks - continued
	Shares	Value (Note 1)
CONSTRUCTION & REAL ESTATE - continued
Construction - continued
M/I Schottenstein Homes, Inc.	222,600	$ 5,342,400
NCI Building Systems, Inc. (a)	51,800	903,263
		29,106,314
TOTAL CONSTRUCTION & REAL ESTATE		47,785,227
DURABLES - 12.0%
Autos, Tires, & Accessories - 2.2%
American Axle & Manufacturing Holdings, Inc. (a)	190,000	1,852,500
Dura Automotive Systems, Inc. Class A (a)	140,000	840,000
Goodyear Tire & Rubber Co.	72,700	1,232,265
Lear Corp. (a)	100,000	2,187,500
Navistar International Corp. (a)	110,200	3,581,500
Sonic Automotive, Inc. Class A (a)	272,500	2,180,000
		11,873,765
Consumer Electronics - 2.1%
Fossil, Inc. (a)	753,300	11,205,338
Home Furnishings - 1.8%
Bassett Furniture Industries, Inc.	234,300	2,694,450
Furniture Brands International, Inc. (a)	20,000	316,250
Leggett & Platt, Inc.	405,200	6,609,825
		9,620,525
Textiles & Apparel - 5.9%
Galey & Lord, Inc. (a)	115,800	224,363
Jones Apparel Group, Inc. (a)	442,900	14,477,294
Maxwell Shoe, Inc. Class A (a)(c)	879,600	9,675,600
Mohawk Industries, Inc. (a)	300,000	7,106,250
Quaker Fabric Corp. (a)	95,000	391,875
		31,875,382
TOTAL DURABLES		64,575,010
ENERGY - 0.6%
Energy Services - 0.4%
McDermott International, Inc.	250,000	2,250,000
Oil & Gas - 0.2%
Conoco, Inc. Class B	33,400	837,088
TOTAL ENERGY		3,087,088
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - 3.3%
Banks - 0.3%
Firstar Corp.	90,000	$ 1,743,750
Insurance - 3.0%
Allmerica Financial Corp.	19,000	1,179,188
MetLife, Inc.	500,000	14,812,500
		15,991,688
TOTAL FINANCE		17,735,438
HEALTH - 10.5%
Drugs & Pharmaceuticals - 5.4%
Alliance Pharmaceutical Corp. (a)(c)	3,220,100	27,572,106
Natrol, Inc. (a)	95,000	148,438
Nature's Sunshine Products, Inc.	47,500	314,688
Twinlab Corp. (a)	512,300	848,497
		28,883,729
Medical Equipment & Supplies - 5.1%
Cygnus, Inc. (a)(c)	1,412,450	7,106,389
I-Stat Corp. (a)	866,500	16,138,563
Novoste Corp. (a)	118,700	3,049,106
Sulzer Medica AG sponsored ADR	52,000	1,248,000
		27,542,058
TOTAL HEALTH		56,425,787
INDUSTRIAL MACHINERY & EQUIPMENT - 6.2%
Caterpillar, Inc.	250,000	9,828,125
Columbus McKinnon Corp.	221,900	2,260,606
Hardinge, Inc.	17,500	214,375
Ingersoll-Rand Co.	100,000	4,025,000
Milacron, Inc.	327,200	4,989,800
Pentair, Inc.	356,300	10,043,206
TB Wood's Corp.	259,700	2,093,831
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		33,454,943
MEDIA & LEISURE - 18.4%
Entertainment - 0.0%
Hollywood Entertainment Corp. (a)	90,000	90,000
Leisure Durables & Toys - 0.5%
Callaway Golf Co.	142,700	2,524,006
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Lodging & Gaming - 8.2%
Anchor Gaming (a)	273,800	$ 10,335,950
WMS Industries, Inc. (a)(c)	1,930,100	33,897,374
		44,233,324
Restaurants - 9.7%
Jack in the Box, Inc. (a)	1,241,300	33,515,100
Morton's Restaurant Group, Inc. (a)(c)	424,800	8,655,300
Outback Steakhouse, Inc. (a)	320,000	8,700,000
Tricon Global Restaurants, Inc. (a)	30,000	1,080,000
		51,950,400
TOTAL MEDIA & LEISURE		98,797,730
NONDURABLES - 1.2%
Foods - 0.4%
Aurora Foods, Inc. (a)	351,900	857,756
Odwalla, Inc. (a)	82,500	825,000
Vlasic Foods International, Inc. (a)	321,400	341,488
		2,024,244
Household Products - 0.8%
Church & Dwight Co., Inc.	200,000	4,237,500
Mikohn Gaming Corp. (a)	65,000	381,875
		4,619,375
TOTAL NONDURABLES		6,643,619
RETAIL & WHOLESALE - 13.6%
Apparel Stores - 4.6%
Big Dog Holdings, Inc. (c)	1,028,800	4,501,000
Claire's Stores, Inc.	176,600	3,278,138
Too, Inc. (a)	50,000	828,125
Urban Outfitters, Inc. (a)	30,000	240,000
Wet Seal, Inc. Class A (a)(c)	661,300	15,664,544
		24,511,807
General Merchandise Stores - 3.3%
Ames Department Stores, Inc. (a)	401,500	803,000
Consolidated Stores Corp. (a)	419,900	3,595,394
Freds, Inc. Class A	483,175	9,693,698
Shopko Stores, Inc. (a)	624,600	3,786,638
		17,878,730
Common Stocks - continued
	Shares	Value (Note 1)
RETAIL & WHOLESALE - continued
Grocery Stores - 1.6%
Albertson's, Inc.	220,000	$ 5,623,750
Kroger Co. (a)	120,000	3,180,000
		8,803,750
Retail & Wholesale, Miscellaneous - 4.1%
Borders Group, Inc. (a)	1,280,000	16,400,000
Electronics Boutique Holding Corp. (a)	280,500	4,663,313
Sunglass Hut International, Inc. (a)	106,000	768,500
		21,831,813
TOTAL RETAIL & WHOLESALE		73,026,100
SERVICES - 0.3%
CDI Corp. (a)	34,700	520,500
Service Corp. International (SCI) (a)	380,000	712,500
Watson Wyatt & Co. Holdings	28,000	614,250
TOTAL SERVICES		1,847,250
TECHNOLOGY - 13.1%
Communications Equipment - 5.0%
Cable Design Technologies Corp. (a)	1,779,175	26,687,625
Computer Services & Software - 4.5%
Activision, Inc. (a)	410,000	4,253,750
Casino Data Systems (a)	220,000	1,182,500
Interplay Entertainment Corp. (a)	925,800	3,240,300
Legato Systems, Inc. (a)	60,000	547,500
Midway Games, Inc. (a)	1,285,359	9,881,197
Primus Knowledge Solutions, Inc. (a)	250,000	1,875,000
Take-Two Interactive Software, Inc. (a)	310,000	3,003,125
The 3DO Co. (a)	200,000	381,250
		24,364,622
Computers & Office Equipment - 3.1%
Performance Technologies, Inc. (a)(c)	1,117,450	16,761,750
Electronics - 0.5%
Richardson Electronics Ltd.	238,000	2,945,250
TOTAL TECHNOLOGY		70,759,247
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - 4.4%
Railroads - 4.3%
Burlington Northern Santa Fe Corp.	329,100	$ 8,330,344
Genesee & Wyoming, Inc. Class A (a)	170,300	5,066,425
Trinity Industries, Inc.	295,500	7,332,094
Union Pacific Corp.	57,700	2,683,050
		23,411,913
Trucking & Freight - 0.1%
SPACEHAB, Inc. (a)	90,000	303,750
TOTAL TRANSPORTATION		23,715,663
TOTAL COMMON STOCKS (Cost $537,818,755)		531,222,669
Convertible Preferred Stocks - 0.1%

MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Tellium, Inc. Series E (a)(e)	18,000	540,000
TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (a)(e)	2,400	41,376
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $581,376)		581,376
Convertible Bonds - 0.7%
Moody's Ratings (unaudited)		Principal Amount
TECHNOLOGY - 0.4%
Electronics - 0.4%
Richardson Electronics Ltd.:
7.25% 12/15/06	B3	$ 404,000	337,845
8.25% 6/15/06	B3	1,978,000	1,663,993
			2,001,838
Convertible Bonds - continued
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
TRANSPORTATION - 0.3%
Trucking & Freight - 0.3%
SPACEHAB, Inc. 8% 10/15/07 (d)	-	$ 2,500,000	$ 1,550,000
TOTAL CONVERTIBLE BONDS (Cost $4,560,430)			3,551,838
Cash Equivalents - 0.3%
	Shares
Fidelity Securities Lending Cash Central Fund, 6.63% (b) (Cost $1,529,700)	1,529,700	1,529,700
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $544,490,261)		536,885,583
NET OTHER ASSETS - 0.2%		1,212,354
NET ASSETS - 100%		$ 538,097,937
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,550,000 or 0.3% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 41,376
Tellium, Inc. Series E	9/20/00	$ 540,000
Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income
tax purposes was $544,708,323. Net unrealized depreciation aggregated $7,822,740, of which $113,252,580 related to appreciated investment securities and $121,075,320 related to depreciated investment securities.

The fund hereby designates approximately $65,633,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (cost $544,490,261) - See accompanying schedule		$ 536,885,583
Receivable for investments sold		3,878,585
Receivable for fund shares sold		665,385
Dividends receivable		400,063
Interest receivable		107,627
Other receivables		15,449
Total assets		541,952,692
Liabilities
Payable to custodian bank	$ 14,671
Payable for investments purchased	996,168
Payable for fund shares redeemed	732,479
Accrued management fee	176,139
Distribution fees payable	256,924
Other payables and accrued expenses	148,674
Collateral on securities loaned, at value	1,529,700
Total liabilities		3,854,755
Net Assets		$ 538,097,937
Net Assets consist of:
Paid in capital		$ 513,240,106
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		32,473,774
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(7,615,943)
Net Assets		$ 538,097,937

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,589,025 ÷ 836,463 shares)	$23.42
Maximum offering price per share (100/94.25 of $23.42)	$24.85
Class T: Net Asset Value and redemption price per share ($402,642,375 ÷ 16,841,396 shares)	$23.91
Maximum offering price per share (100/96.50 of $23.91)	$24.78
Class B: Net Asset Value and offering price per share ($86,806,756 ÷ 3,761,908 shares) A	$23.08
Initial Class: Net Asset Value, offering price and redemption price per share ($18,553,985 ÷ 756,397 shares)	$24.53
Institutional Class: Net Asset Value, offering price and redemption price per share ($10,505,796 ÷ 438,398 shares)	$23.96

A Redemption price per share is equal to net asset value less any applicable deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Dividends (including $220,366 received from affiliated issuers)		$ 3,289,844
Interest		562,636
Security lending		135,435
Total income		3,987,915
Expenses
Management fee Basic fee	$ 3,114,698
Performance adjustment	(1,168,891)
Transfer agent fees	1,231,071
Distribution fees	3,015,609
Accounting and security lending fees	195,596
Non-interested trustees' compensation	1,081
Custodian fees and expenses	32,463
Registration fees	114,697
Audit	11,019
Legal	2,920
Interest	16,738
Miscellaneous	12,420
Total expenses before reductions	6,579,421
Expense reductions	(48,224)	6,531,197
Net investment income (loss)		(2,543,282)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain of $7,311,529 on sales of investments in affiliated issuers)	35,271,811
Foreign currency transactions	41,323	35,313,134
Change in net unrealized appreciation (depreciation) on:
Investment securities	20,030,424
Assets and liabilities in foreign currencies	(9,057)	20,021,367
Net gain (loss)		55,334,501
Net increase (decrease) in net assets resulting from operations		$ 52,791,219

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (2,543,282)	$ (2,982,517)
Net realized gain (loss)	35,313,134	153,429,623
Change in net unrealized appreciation (depreciation)	20,021,367	(63,943,090)
Net increase (decrease) in net assets resulting from operations	52,791,219	86,504,016
Distributions to shareholders
From net realized gain	(108,549,614)	(27,598,905)
Share transactions - net increase (decrease)	77,776,121	(115,529,434)
Total increase (decrease) in net assets	22,017,726	(56,624,323)
Net Assets
Beginning of period	516,080,211	572,704,534
End of period	$ 538,097,937	$ 516,080,211

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998	1997 I	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 26.76	$ 23.89	$ 27.51	$ 22.51	$ 23.48
Income from Investment Operations
Net investment income (loss) E	(.06)	(.10)	(.14)	(.13)	.08
Net realized and unrealized gain (loss)	2.46	4.15	(1.09)	6.00	1.26
Total from investment operations	2.40	4.05	(1.23)	5.87	1.34
Less Distributions
From net investment income	-	-	-	-	(.37)
From net realized gain	(5.74)	(1.18)	(2.39)	(.87)	(1.94)
Total distributions	(5.74)	(1.18)	(2.39)	(.87)	(2.31)
Net asset value, end of period	$ 23.42	$ 26.76	$ 23.89	$ 27.51	$ 22.51
Total Return B, C	11.18%	17.62%	(4.45)%	26.96%	5.80%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 19,589	$ 7,883	$ 4,613	$ 2,309	$ 638
Ratio of expenses to average net assets	1.01%	1.10%	1.24% G	1.49% A, G	.99% A, D
Ratio of expenses to average net assets after expense reductions	1.00% H	1.08% H	1.23% H	1.47% A, H	.97% A, H
Ratio of net investment income (loss) to average net assets	(.26)%	(.40)%	(.59)%	(.59)% A	1.00% A
Portfolio turnover rate	48%	60%	64%	61% A	151%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Limited in accordance with a state expense limitation.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of Class A shares) to December 31, 1996.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

I Eleven months ended November 30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999	1998	1997 G	1996 F	1995 F
Selected Per-Share Data
Net asset value, beginning of period	$ 27.13	$ 24.23	$ 27.78	$ 22.69	$ 24.88	$ 18.70
Income from Invest- ment Operations
Net investment income (loss)	(.10) D	(.12) D	(.13) D	(.07) D	.17 D	.39
Net realized and unrealized gain (loss)	2.52	4.20	(1.10)	6.03	.18	6.73
Total from investment operations	2.42	4.08	(1.23)	5.96	.35	7.12
Less Distributions
From net invest-ment income	-	-	-	-	(.19)	(.39)
From net realized gain	(5.64)	(1.18)	(2.32)	(.87)	(2.35)	(.55)
Total distributions	(5.64)	(1.18)	(2.32)	(.87)	(2.54)	(.94)
Net asset value, end of period	$ 23.91	$ 27.13	$ 24.23	$ 27.78	$ 22.69	$ 24.88
Total Return B, C	11.03%	17.49%	(4.40)%	27.15%	1.53%	38.16%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 402,642	$ 393,434	$ 443,578	$ 529,043	$ 560,645	$ 619,993
Ratio of expenses to average net assets	1.15%	1.18%	1.16%	1.24% A	1.28%	1.61%
Ratio of expenses to average net assets after expense reductions	1.14% E	1.16% E	1.15% E	1.23% A, E	1.27% E	1.61%
Ratio of net investment income (loss) to average net assets	(.40)%	(.48)%	(.53)%	(.29)% A	.70%	1.90%
Portfolio turnover rate	48%	60%	64%	61% A	151%	142%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F Year ended December 31

G Eleven months ended November 30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998	1997 G	1996 F	1995 F
Selected Per-Share Data
Net asset value, beginning of period	$ 26.36	$ 23.69	$ 27.23	$ 22.36	$ 24.56	$ 18.57
Income from Invest- ment Operations
Net investment income (loss)	(.22) D	(.26) D	(.27) D	(.18) D	.04 D	.38
Net realized and unrealized gain (loss)	2.44	4.11	(1.07)	5.92	.18	6.54
Total from investment operations	2.22	3.85	(1.34)	5.74	.22	6.92
Less Distributions
From net invest-ment income	-	-	-	-	(.07)	(.38)
From net realized gain	(5.50)	(1.18)	(2.20)	(.87)	(2.35)	(.55)
Total distributions	(5.50)	(1.18)	(2.20)	(.87)	(2.42)	(.93)
Net asset value, end of period	$ 23.08	$ 26.36	$ 23.69	$ 27.23	$ 22.36	$ 24.56
Total Return B, C	10.42%	16.89%	(4.94)%	26.55%	1.00%	37.35%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 86,807	$ 91,945	$ 101,234	$ 109,646	$ 98,535	$ 87,566
Ratio of expenses to average net assets	1.70%	1.72%	1.71%	1.78% A	1.80%	2.11%
Ratio of expenses to average net assets after expense reductions	1.69% E	1.70% E	1.70% E	1.77% A, E	1.79% E	2.10% E
Ratio of net investment income (loss) to average net assets	(.95)%	(1.02)%	(1.07)%	(.84)% A	.18%	1.40%
Portfolio turnover rate	48%	60%	64%	61% A	151%	142%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F Year ended December 31

G Eleven months ended November 30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended November 30,	2000	1999	1998	1997 G	1996 F	1995 F
Selected Per-Share Data
Net asset value, beginning of period	$ 27.74	$ 24.61	$ 28.19	$ 22.90	$ 25.10	$ 18.86
Income from Invest- ment Operations
Net investment income (loss)	.04 D	.02 D	(.02) D	.04 D	.28 D	.50
Net realized and unrealized gain (loss)	2.56	4.29	(1.12)	6.12	.19	6.79
Total from investment operations	2.60	4.31	(1.14)	6.16	.47	7.29
Less Distributions
From net invest- ment income	- H	-	-	-	(.32)	(.50)
From net realized gain	(5.81) H	(1.18)	(2.44)	(.87)	(2.35)	(.55)
Total distributions	(5.81)	(1.18)	(2.44)	(.87)	(2.67)	(1.05)
Net asset value, end of period	$ 24.53	$ 27.74	$ 24.61	$ 28.19	$ 22.90	$ 25.10
Total Return B	11.62%	18.18%	(3.98)% C	27.79% C	2.00% C	38.75% C
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 18,554	$ 18,781	$ 18,471	$ 21,792	$ 20,406	$ 23,428
Ratio of expenses to average net assets	.59%	.63%	.70%	.77% A	.82%	1.04%
Ratio of expenses to average net assets after expense reductions	.58% E	.61% E	.69% E	.76% A, E	.81% E	1.03% E
Ratio of net investment income (loss) to average net assets	.16%	.06%	(.06)%	.18% A	1.16%	2.47%
Portfolio turnover rate	48%	60%	64%	61% A	151%	142%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the former one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F Year ended December 31

G Eleven months ended November 30

H The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998	1997 H	1996 G	1995 E
Selected Per-Share Data
Net asset value, beginning of period	$ 27.21	$ 24.17	$ 27.63	$ 22.57	$ 24.80	$ 22.35
Income from Invest- ment Operations
Net investment income (loss)	.03 D	.01 D	(.05) D	(.05) D	.29 D	.55
Net realized and unrealized gain (loss)	2.51	4.21	(1.10)	5.98	.17	3.00
Total from investment operations	2.54	4.22	(1.15)	5.93	.46	3.55
Less Distributions
From net invest- ment income	-	-	-	-	(.34)	(.55)
From net realized gain	(5.79)	(1.18)	(2.31)	(.87)	(2.35)	(.55)
Total distributions	(5.79)	(1.18)	(2.31)	(.87)	(2.69)	(1.10)
Net asset value, end of period	$ 23.96	$ 27.21	$ 24.17	$ 27.63	$ 22.57	$ 24.80
Total Return B, C	11.61%	18.14%	(4.12)%	27.16%	1.99%	15.96%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 10,506	$ 4,037	$ 4,808	$ 5,564	$ 41,832	$ 20,429
Ratio of expenses to average net assets	.63%	.65%	.85%	1.06% A	.78%	.97% A
Ratio of expenses to average net assets after expense reductions	.62% F	.63% F	.84% F	1.05% A, F	.76% F	.96% A, F
Ratio of net investment income (loss) to average net assets	.12%	.05%	(.20)%	(.21)% A	1.21%	2.55% A
Portfolio turnover rate	48%	60%	64%	61% A	151%	142%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period July 3, 1995 (commencement of sale of Institutional Class shares) to December 31, 1995.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Year ended December 31

H Eleven months ended November 30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. Upon the effective date this accounting principle change will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net investment income.

The cumulative effect of this change in accounting principle will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net unrealized appreciation (depreciation), based on securities held on December 1, 2001.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $581,376 or 0.1% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $255,992,115 and $293,760,820, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .36% of average net assets after the performance adjustment. Effective July 1, 1999, the fund's performance adjustment will be phased out over an 18 month period. During the phase out period the performance adjustment can decrease, but not increase, the management fee owed by the fund.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares, except for the Initial Class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 29,110	$ 26
Class T	2,045,314	10,686
Class B	941,185	706,541
	$ 3,015,609	$ 717,253

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 78,005	$ 23,790
Class T	110,401	35,770
Class B	170,341	170,341*
	$ 358,747	$ 229,901

* When Class B shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B and Institutional Class Shares. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Initial Class Shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 38,090.33
Class T	897,654.22
Class B	249,939.27
Initial Class	30,413.16
Institutional Class	14,975.19
	$ 1,231,071

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $43,667 for the period.

Annual Report

Notes to Financial Statements - continued

5. Interfund Lending Program.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $4,001,143. The weighted average interest rate was 6.64%. Interest expense includes $10,325 paid under the interfund lending program.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $713,481. The fund received cash collateral of $1,529,700 which was invested in cash equivalents.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,008,947. The weighted average interest rate was 6.05%. Interest expense includes $6,413 paid under the bank borrowing program.

8. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $48,224 under this arrangement.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2000	1999
From net realized gain
Class A	$ 1,693,175	$ 222,049
Class T	82,756,110	21,323,385
Class B	19,314,226	4,978,545
Initial Class	3,944,567	879,463
Institutional Class	841,536	195,463
Total	$ 108,549,614	$ 27,598,905

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999

Class A Shares sold	675,607	189,244	$ 16,180,732	$ 4,980,595
Reinvestment of distributions	77,342	9,198	1,664,548	219,449
Shares redeemed	(211,032)	(97,013)	(4,873,936)	(2,391,263)
Net increase (decrease)	541,917	101,429	$ 12,971,344	$ 2,808,781
Class T Shares sold	6,195,056	7,021,436	$ 149,844,097	$ 184,171,697
Reinvestment of distributions	3,253,825	765,934	71,572,954	18,545,471
Shares redeemed	(7,106,710)	(11,595,790)	(169,679,432)	(298,993,825)
Net increase (decrease)	2,342,171	(3,808,420)	$ 51,737,619	$ (96,276,657)
Class B Shares sold	860,584	490,766	$ 19,879,955	$ 12,463,120
Reinvestment of distributions	833,858	193,943	17,807,479	4,585,887
Shares redeemed	(1,420,525)	(1,469,616)	(33,229,951)	(35,592,100)
Net increase (decrease)	273,917	(784,907)	$ 4,457,483	$ (18,543,093)
Initial Class Shares sold	1,026	2,550	$ 25,719	$ 67,252
Reinvestment of distributions	156,667	31,786	3,516,751	782,724
Shares redeemed	(78,406)	(107,664)	(1,910,430)	(2,722,193)
Net increase (decrease)	79,287	(73,328)	$ 1,632,040	$ (1,872,217)
Institutional Class Shares sold	605,626	227,449	$ 14,764,907	$ 5,865,023
Reinvestment of distributions	34,269	7,153	751,534	172,793
Shares redeemed	(349,864)	(285,143)	(8,538,806)	(7,684,064)
Net increase (decrease)	290,031	(50,541)	$ 6,977,635	$ (1,646,248)

Annual Report

Notes to Financial Statements - continued

11. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Alliance Pharmaceutical Corp.	$ 560,625	$ 4,651,427	$ -	$ 27,572,106
Big Dog Holdings, Inc.	600,464	1,467,315	106,160	4,501,000
Cygnus, Inc.	500,001	-	-	7,106,389
Flooring America, Inc.	-	553,343	-	-
Freds, Inc. Class A	-	-	114,206	-
I-Stat Corp.	-	-	-	-
Maxwell Shoe, Inc. Class A	-	-	-	9,675,600
Morton's Restaurant Group, Inc.	-	-	-	8,655,300
Performance Technologies, Inc.	4,265,979	3,228,343	-	16,761,750
WMS Industries, Inc.	327,094	-	-	33,897,374
Wet Seal, Inc. Class A	1,483,553	-	-	15,664,544
TOTALS	$ 7,737,716	$ 9,900,428	$ 220,366	$ 123,843,063

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund, (the fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/26/00	12/22/00	-	$1.19
	1/8/01	1/5/01	-	$.11
Class T	12/26/00	12/22/00	-	$1.10
	1/8/01	1/5/01	-	$.11
Class B	12/26/00	12/22/00	-	$.95
	1/8/01	1/5/01	-	$.11

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 7%, 7% and 8% of the dividends distributed by Class A, Class T and Class B, respectively, during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

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Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Harris Leviton, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

SO-ANN-0101 122398
1.539180.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity® Advisor

Value Strategies

Fund - Institutional Class

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on stock market strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	17	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	26	Notes to the financial statements.
Independent Auditors' Report	35	The auditors' opinion.
Distributions	36

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Value Strategies Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Initial Class. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Value Strategies - Inst CL	11.61%	68.91%	270.69%
Russell Midcap Value	12.45%	87.79%	395.72%
Mid-Cap Funds Average	9.25%	108.03%	390.26%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to those of the Russell Midcap Value Index - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. corporations. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the mid cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 462 mutual funds. These benchmarks reflect the reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Value Strategies - Inst CL	11.61%	11.05%	14.00%
Russell Midcap Value	12.45%	13.43%	17.36%
Mid-Cap Funds Average	9.25%	15.20%	16.76%

Average annual total returns take the Institutional Class' cumulative return and show you what would have happened if Institutional Class had performed at a constant rate each year.

Annual Report

Fidelity Advisor Value Strategies Fund - Institutional Class

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Value Strategies Fund - Institutional Class on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $37,069 - a 270.69% increase on the initial investment. For comparison, look at how the Russell Midcap Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $49,572 - a 395.72% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper small-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2000, the one year, five year, and 10 year cumulative and average annual total returns for the Lipper small-cap core funds average were, 6.18%, 68.46%, 304.86%, and 6.18%, 10.36%, 14.69%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Harris Leviton, Portfolio Manager of Fidelity Advisor Value Strategies Fund

Q. How did the fund perform, Harris?

A. For the 12 months that ended November 30, 2000, the fund's Institutional Class shares returned 11.61%. In comparison, the Russell Midcap Value Index returned 12.45% and the mid cap funds average tracked by Lipper Inc. returned 9.25% for the same period.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What factors influenced the fund's performance during the period?

A. Our continued focus on undervalued companies in the neglected sectors of the market paid off as the fund's performance was strong both on an absolute and relative basis. Unlike our peers - many of which held a substantially higher percentage of growth and technology stocks that fell sharply during the period - the fund was heavily invested in several sectors, such as cyclicals, construction/real estate, and media and leisure, that benefited from a market shift out of technology and into stable growth companies with good fundamentals. Having a majority of our 10-largest holdings finish the period among our top-10 performing stocks also helped and spoke to the value of Fidelity's research capability during a difficult investment environment. Meanwhile, our performance was slightly below that of the Russell index as a result of the fund's underweighting in a couple of highly defensive sectors - namely finance and utilities - that also performed well as market breadth increased. Additionally, having more exposure to several areas within the retail sector and some emerging medical technology stocks detracted from our performance relative to the benchmark.

Q. Can you explain the more significant strategies you employed during the period?

A. In my pursuit of undervalued stocks that had yet to reach their potential, I remained attracted to stocks of homebuilders, such as Beazer Homes, M/I Schottenstein Homes, Lennar and Centex. At the beginning of the period, some of these stocks were as low as 3-times trailing 12-month earnings and half of tangible book value, despite good execution of their business models. These stocks benefited from a cooling of the economy, which reduced some of the speculative building by independent developers. The economic slowdown also opened up the previously tight supply of construction materials, such as lumber and wallboard, as well as the tight labor pool. Elsewhere, I took profits in some areas that I felt had become overvalued, such as energy and in finance, where I reduced our holdings in insurance companies. I added selectively to our technology holdings as the period wore on, as many stocks fell to more attractive valuations after corrections in the spring and fall of 2000. In particular, I used the weakness in technology to increase our holdings in companies that have businesses related to the computerization of the telephone network, such as Performance Technologies, which I felt had a strong long-term outlook.

Q. What stocks performed particularly well during the period?

A. Alliance Pharmaceutical, the fund's top contributor, benefited from the clinical progression of several products, an agreement to market its blood-substitute product with Baxter International and general optimism in the biotechnology area. The fund's restaurant holdings, such as Jack in the Box and Morton's Restaurant Group, got a boost as the market recognized their strong growth stories and relatively inexpensive stock prices.

Q. What stocks disappointed?

A. Midway Games, a manufacturer of entertainment software, suffered from a weak product cycle and slowing sales. Our holdings in retail discount chains Ames Department Stores and Shopko Stores were hurt by both the economic slowdown and higher energy prices.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook for the coming months?

A. I believe that during the next six to nine months we'll continue to see a stock picker's market - one where extensive research will be vital to strong performance. I don't expect any one particular sector to dominate the market, and I think investors will need to focus more on fundamentals to determine which stocks of those companies in each sector will outperform their competitors. We saw some evidence of this market during the past six months, and the fund generally benefited from such an environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: seeks capital appreciation

Start date: December 13, 1983

Size: as of November 30, 2000, more than $538 million

Manager: Harris Leviton, since 1996; joined Fidelity in 1986

3

Harris Leviton on technology stocks:

"I don't anticipate that we'll see technology stocks dominate the market in 2001 as they did for the past few years prior to their correction in March of 2000. There's a number of reasons why.

"First, during the past six months, we've begun to see a reduction in capital spending on technology by major corporations. Previously, most of the nation's technology infrastructure had been upgraded to prepare for Y2K issues or to become Web-enabled with the advent of the Internet e-commerce market. Much of those corporate upgrades now have passed and, as a result, I think we'll see corporate spending increase in other areas, such as automation, manufacturing and facilities construction. Additionally, many of the industries within technology are maturing, such as the personal computer market. Finally, there is massive overcapacity in several industries, with semiconductors just one example. Together, these factors have restricted the earnings growth of many tech companies.

"That said, the recent massive selloff in tech has created some unique opportunities in the sector, such as a handful of oversold companies in the emerging computer telephony industry. And despite my overall concern for the sector, I will continue to invest in tech stocks of companies in good end markets with compelling risk/reward parameters."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
WMS Industries, Inc.	6.3	4.8
Jack in the Box, Inc.	6.3	5.8
Alliance Pharmaceutical Corp.	5.1	5.5
Cable Design Technologies Corp.	5.0	7.8
Performance Technologies, Inc.	3.1	2.1
Borders Group, Inc.	3.1	1.3
I-Stat Corp.	3.0	2.5
Wet Seal, Inc. Class A	2.9	1.3
MetLife, Inc.	2.8	2.1
Jones Apparel Group, Inc.	2.7	2.2
	40.3
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Media & Leisure	18.5	12.6
Retail & Wholesale	13.6	14.0
Technology	13.5	5.7
Durables	12.0	11.5
Health	10.5	11.8
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 98.7%		Stocks 98.8%
	Convertible Securities 0.8%		Convertible Securities 1.3%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets (0.1)% A
* Foreign investments	0.2%	** Foreign investments	3.0%

* Short-term investments and net other assets are not included in the pie chart.

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.8%
Defense Electronics - 0.8%
Herley Industries, Inc. (a)	208,666	$ 4,042,904
BASIC INDUSTRIES - 5.4%
Chemicals & Plastics - 0.7%
Associated Materials, Inc.	74,000	1,091,500
Millennium Chemicals, Inc.	180,900	2,871,788
		3,963,288
Iron & Steel - 1.8%
Cold Metal Products, Inc.	96,400	168,700
Nucor Corp.	204,300	7,099,425
Oregon Steel Mills, Inc.	290,000	453,125
Steel Dynamics, Inc. (a)	189,900	1,899,000
		9,620,250
Metals & Mining - 1.5%
Alcoa, Inc.	120,000	3,382,500
Belden, Inc.	216,500	4,763,000
		8,145,500
Paper & Forest Products - 1.4%
Boise Cascade Corp.	141,000	4,071,375
Georgia-Pacific Corp.	140,000	3,526,250
		7,597,625
TOTAL BASIC INDUSTRIES		29,326,663
CONSTRUCTION & REAL ESTATE - 8.9%
Building Materials - 3.5%
American Standard Companies, Inc. (a)	160,000	6,690,000
Lennox International, Inc.	340,000	2,380,000
Rock of Ages Corp. Class A (a)	162,800	671,550
York International Corp.	342,100	8,937,363
		18,678,913
Construction - 5.4%
Beazer Homes USA, Inc. (a)	287,000	8,986,688
Centex Corp.	100,000	3,537,500
Lennar Corp.	326,200	10,336,463
Common Stocks - continued
	Shares	Value (Note 1)
CONSTRUCTION & REAL ESTATE - continued
Construction - continued
M/I Schottenstein Homes, Inc.	222,600	$ 5,342,400
NCI Building Systems, Inc. (a)	51,800	903,263
		29,106,314
TOTAL CONSTRUCTION & REAL ESTATE		47,785,227
DURABLES - 12.0%
Autos, Tires, & Accessories - 2.2%
American Axle & Manufacturing Holdings, Inc. (a)	190,000	1,852,500
Dura Automotive Systems, Inc. Class A (a)	140,000	840,000
Goodyear Tire & Rubber Co.	72,700	1,232,265
Lear Corp. (a)	100,000	2,187,500
Navistar International Corp. (a)	110,200	3,581,500
Sonic Automotive, Inc. Class A (a)	272,500	2,180,000
		11,873,765
Consumer Electronics - 2.1%
Fossil, Inc. (a)	753,300	11,205,338
Home Furnishings - 1.8%
Bassett Furniture Industries, Inc.	234,300	2,694,450
Furniture Brands International, Inc. (a)	20,000	316,250
Leggett & Platt, Inc.	405,200	6,609,825
		9,620,525
Textiles & Apparel - 5.9%
Galey & Lord, Inc. (a)	115,800	224,363
Jones Apparel Group, Inc. (a)	442,900	14,477,294
Maxwell Shoe, Inc. Class A (a)(c)	879,600	9,675,600
Mohawk Industries, Inc. (a)	300,000	7,106,250
Quaker Fabric Corp. (a)	95,000	391,875
		31,875,382
TOTAL DURABLES		64,575,010
ENERGY - 0.6%
Energy Services - 0.4%
McDermott International, Inc.	250,000	2,250,000
Oil & Gas - 0.2%
Conoco, Inc. Class B	33,400	837,088
TOTAL ENERGY		3,087,088
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - 3.3%
Banks - 0.3%
Firstar Corp.	90,000	$ 1,743,750
Insurance - 3.0%
Allmerica Financial Corp.	19,000	1,179,188
MetLife, Inc.	500,000	14,812,500
		15,991,688
TOTAL FINANCE		17,735,438
HEALTH - 10.5%
Drugs & Pharmaceuticals - 5.4%
Alliance Pharmaceutical Corp. (a)(c)	3,220,100	27,572,106
Natrol, Inc. (a)	95,000	148,438
Nature's Sunshine Products, Inc.	47,500	314,688
Twinlab Corp. (a)	512,300	848,497
		28,883,729
Medical Equipment & Supplies - 5.1%
Cygnus, Inc. (a)(c)	1,412,450	7,106,389
I-Stat Corp. (a)	866,500	16,138,563
Novoste Corp. (a)	118,700	3,049,106
Sulzer Medica AG sponsored ADR	52,000	1,248,000
		27,542,058
TOTAL HEALTH		56,425,787
INDUSTRIAL MACHINERY & EQUIPMENT - 6.2%
Caterpillar, Inc.	250,000	9,828,125
Columbus McKinnon Corp.	221,900	2,260,606
Hardinge, Inc.	17,500	214,375
Ingersoll-Rand Co.	100,000	4,025,000
Milacron, Inc.	327,200	4,989,800
Pentair, Inc.	356,300	10,043,206
TB Wood's Corp.	259,700	2,093,831
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		33,454,943
MEDIA & LEISURE - 18.4%
Entertainment - 0.0%
Hollywood Entertainment Corp. (a)	90,000	90,000
Leisure Durables & Toys - 0.5%
Callaway Golf Co.	142,700	2,524,006
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Lodging & Gaming - 8.2%
Anchor Gaming (a)	273,800	$ 10,335,950
WMS Industries, Inc. (a)(c)	1,930,100	33,897,374
		44,233,324
Restaurants - 9.7%
Jack in the Box, Inc. (a)	1,241,300	33,515,100
Morton's Restaurant Group, Inc. (a)(c)	424,800	8,655,300
Outback Steakhouse, Inc. (a)	320,000	8,700,000
Tricon Global Restaurants, Inc. (a)	30,000	1,080,000
		51,950,400
TOTAL MEDIA & LEISURE		98,797,730
NONDURABLES - 1.2%
Foods - 0.4%
Aurora Foods, Inc. (a)	351,900	857,756
Odwalla, Inc. (a)	82,500	825,000
Vlasic Foods International, Inc. (a)	321,400	341,488
		2,024,244
Household Products - 0.8%
Church & Dwight Co., Inc.	200,000	4,237,500
Mikohn Gaming Corp. (a)	65,000	381,875
		4,619,375
TOTAL NONDURABLES		6,643,619
RETAIL & WHOLESALE - 13.6%
Apparel Stores - 4.6%
Big Dog Holdings, Inc. (c)	1,028,800	4,501,000
Claire's Stores, Inc.	176,600	3,278,138
Too, Inc. (a)	50,000	828,125
Urban Outfitters, Inc. (a)	30,000	240,000
Wet Seal, Inc. Class A (a)(c)	661,300	15,664,544
		24,511,807
General Merchandise Stores - 3.3%
Ames Department Stores, Inc. (a)	401,500	803,000
Consolidated Stores Corp. (a)	419,900	3,595,394
Freds, Inc. Class A	483,175	9,693,698
Shopko Stores, Inc. (a)	624,600	3,786,638
		17,878,730
Common Stocks - continued
	Shares	Value (Note 1)
RETAIL & WHOLESALE - continued
Grocery Stores - 1.6%
Albertson's, Inc.	220,000	$ 5,623,750
Kroger Co. (a)	120,000	3,180,000
		8,803,750
Retail & Wholesale, Miscellaneous - 4.1%
Borders Group, Inc. (a)	1,280,000	16,400,000
Electronics Boutique Holding Corp. (a)	280,500	4,663,313
Sunglass Hut International, Inc. (a)	106,000	768,500
		21,831,813
TOTAL RETAIL & WHOLESALE		73,026,100
SERVICES - 0.3%
CDI Corp. (a)	34,700	520,500
Service Corp. International (SCI) (a)	380,000	712,500
Watson Wyatt & Co. Holdings	28,000	614,250
TOTAL SERVICES		1,847,250
TECHNOLOGY - 13.1%
Communications Equipment - 5.0%
Cable Design Technologies Corp. (a)	1,779,175	26,687,625
Computer Services & Software - 4.5%
Activision, Inc. (a)	410,000	4,253,750
Casino Data Systems (a)	220,000	1,182,500
Interplay Entertainment Corp. (a)	925,800	3,240,300
Legato Systems, Inc. (a)	60,000	547,500
Midway Games, Inc. (a)	1,285,359	9,881,197
Primus Knowledge Solutions, Inc. (a)	250,000	1,875,000
Take-Two Interactive Software, Inc. (a)	310,000	3,003,125
The 3DO Co. (a)	200,000	381,250
		24,364,622
Computers & Office Equipment - 3.1%
Performance Technologies, Inc. (a)(c)	1,117,450	16,761,750
Electronics - 0.5%
Richardson Electronics Ltd.	238,000	2,945,250
TOTAL TECHNOLOGY		70,759,247
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - 4.4%
Railroads - 4.3%
Burlington Northern Santa Fe Corp.	329,100	$ 8,330,344
Genesee & Wyoming, Inc. Class A (a)	170,300	5,066,425
Trinity Industries, Inc.	295,500	7,332,094
Union Pacific Corp.	57,700	2,683,050
		23,411,913
Trucking & Freight - 0.1%
SPACEHAB, Inc. (a)	90,000	303,750
TOTAL TRANSPORTATION		23,715,663
TOTAL COMMON STOCKS (Cost $537,818,755)		531,222,669
Convertible Preferred Stocks - 0.1%

MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Tellium, Inc. Series E (a)(e)	18,000	540,000
TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (a)(e)	2,400	41,376
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $581,376)		581,376
Convertible Bonds - 0.7%
Moody's Ratings (unaudited)		Principal Amount
TECHNOLOGY - 0.4%
Electronics - 0.4%
Richardson Electronics Ltd.:
7.25% 12/15/06	B3	$ 404,000	337,845
8.25% 6/15/06	B3	1,978,000	1,663,993
			2,001,838
Convertible Bonds - continued
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
TRANSPORTATION - 0.3%
Trucking & Freight - 0.3%
SPACEHAB, Inc. 8% 10/15/07 (d)	-	$ 2,500,000	$ 1,550,000
TOTAL CONVERTIBLE BONDS (Cost $4,560,430)			3,551,838
Cash Equivalents - 0.3%
	Shares
Fidelity Securities Lending Cash Central Fund, 6.63% (b) (Cost $1,529,700)	1,529,700	1,529,700
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $544,490,261)		536,885,583
NET OTHER ASSETS - 0.2%		1,212,354
NET ASSETS - 100%		$ 538,097,937
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,550,000 or 0.3% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 41,376
Tellium, Inc. Series E	9/20/00	$ 540,000
Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income
tax purposes was $544,708,323. Net unrealized depreciation aggregated $7,822,740, of which $113,252,580 related to appreciated investment securities and $121,075,320 related to depreciated investment securities.

The fund hereby designates approximately $65,633,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (cost $544,490,261) - See accompanying schedule		$ 536,885,583
Receivable for investments sold		3,878,585
Receivable for fund shares sold		665,385
Dividends receivable		400,063
Interest receivable		107,627
Other receivables		15,449
Total assets		541,952,692
Liabilities
Payable to custodian bank	$ 14,671
Payable for investments purchased	996,168
Payable for fund shares redeemed	732,479
Accrued management fee	176,139
Distribution fees payable	256,924
Other payables and accrued expenses	148,674
Collateral on securities loaned, at value	1,529,700
Total liabilities		3,854,755
Net Assets		$ 538,097,937
Net Assets consist of:
Paid in capital		$ 513,240,106
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		32,473,774
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(7,615,943)
Net Assets		$ 538,097,937

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,589,025 ÷ 836,463 shares)	$23.42
Maximum offering price per share (100/94.25 of $23.42)	$24.85
Class T: Net Asset Value and redemption price per share ($402,642,375 ÷ 16,841,396 shares)	$23.91
Maximum offering price per share (100/96.50 of $23.91)	$24.78
Class B: Net Asset Value and offering price per share ($86,806,756 ÷ 3,761,908 shares) A	$23.08
Initial Class: Net Asset Value, offering price and redemption price per share ($18,553,985 ÷ 756,397 shares)	$24.53
Institutional Class: Net Asset Value, offering price and redemption price per share ($10,505,796 ÷ 438,398 shares)	$23.96

A Redemption price per share is equal to net asset value less any applicable deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Dividends (including $220,366 received from affiliated issuers)		$ 3,289,844
Interest		562,636
Security lending		135,435
Total income		3,987,915
Expenses
Management fee Basic fee	$ 3,114,698
Performance adjustment	(1,168,891)
Transfer agent fees	1,231,071
Distribution fees	3,015,609
Accounting and security lending fees	195,596
Non-interested trustees' compensation	1,081
Custodian fees and expenses	32,463
Registration fees	114,697
Audit	11,019
Legal	2,920
Interest	16,738
Miscellaneous	12,420
Total expenses before reductions	6,579,421
Expense reductions	(48,224)	6,531,197
Net investment income (loss)		(2,543,282)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain of $7,311,529 on sales of investments in affiliated issuers)	35,271,811
Foreign currency transactions	41,323	35,313,134
Change in net unrealized appreciation (depreciation) on:
Investment securities	20,030,424
Assets and liabilities in foreign currencies	(9,057)	20,021,367
Net gain (loss)		55,334,501
Net increase (decrease) in net assets resulting from operations		$ 52,791,219

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (2,543,282)	$ (2,982,517)
Net realized gain (loss)	35,313,134	153,429,623
Change in net unrealized appreciation (depreciation)	20,021,367	(63,943,090)
Net increase (decrease) in net assets resulting from operations	52,791,219	86,504,016
Distributions to shareholders
From net realized gain	(108,549,614)	(27,598,905)
Share transactions - net increase (decrease)	77,776,121	(115,529,434)
Total increase (decrease) in net assets	22,017,726	(56,624,323)
Net Assets
Beginning of period	516,080,211	572,704,534
End of period	$ 538,097,937	$ 516,080,211

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998	1997 I	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 26.76	$ 23.89	$ 27.51	$ 22.51	$ 23.48
Income from Investment Operations
Net investment income (loss) E	(.06)	(.10)	(.14)	(.13)	.08
Net realized and unrealized gain (loss)	2.46	4.15	(1.09)	6.00	1.26
Total from investment operations	2.40	4.05	(1.23)	5.87	1.34
Less Distributions
From net investment income	-	-	-	-	(.37)
From net realized gain	(5.74)	(1.18)	(2.39)	(.87)	(1.94)
Total distributions	(5.74)	(1.18)	(2.39)	(.87)	(2.31)
Net asset value, end of period	$ 23.42	$ 26.76	$ 23.89	$ 27.51	$ 22.51
Total Return B, C	11.18%	17.62%	(4.45)%	26.96%	5.80%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 19,589	$ 7,883	$ 4,613	$ 2,309	$ 638
Ratio of expenses to average net assets	1.01%	1.10%	1.24% G	1.49% A, G	.99% A, D
Ratio of expenses to average net assets after expense reductions	1.00% H	1.08% H	1.23% H	1.47% A, H	.97% A, H
Ratio of net investment income (loss) to average net assets	(.26)%	(.40)%	(.59)%	(.59)% A	1.00% A
Portfolio turnover rate	48%	60%	64%	61% A	151%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Limited in accordance with a state expense limitation.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of Class A shares) to December 31, 1996.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

I Eleven months ended November 30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999	1998	1997 G	1996 F	1995 F
Selected Per-Share Data
Net asset value, beginning of period	$ 27.13	$ 24.23	$ 27.78	$ 22.69	$ 24.88	$ 18.70
Income from Invest- ment Operations
Net investment income (loss)	(.10) D	(.12) D	(.13) D	(.07) D	.17 D	.39
Net realized and unrealized gain (loss)	2.52	4.20	(1.10)	6.03	.18	6.73
Total from investment operations	2.42	4.08	(1.23)	5.96	.35	7.12
Less Distributions
From net invest-ment income	-	-	-	-	(.19)	(.39)
From net realized gain	(5.64)	(1.18)	(2.32)	(.87)	(2.35)	(.55)
Total distributions	(5.64)	(1.18)	(2.32)	(.87)	(2.54)	(.94)
Net asset value, end of period	$ 23.91	$ 27.13	$ 24.23	$ 27.78	$ 22.69	$ 24.88
Total Return B, C	11.03%	17.49%	(4.40)%	27.15%	1.53%	38.16%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 402,642	$ 393,434	$ 443,578	$ 529,043	$ 560,645	$ 619,993
Ratio of expenses to average net assets	1.15%	1.18%	1.16%	1.24% A	1.28%	1.61%
Ratio of expenses to average net assets after expense reductions	1.14% E	1.16% E	1.15% E	1.23% A, E	1.27% E	1.61%
Ratio of net investment income (loss) to average net assets	(.40)%	(.48)%	(.53)%	(.29)% A	.70%	1.90%
Portfolio turnover rate	48%	60%	64%	61% A	151%	142%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F Year ended December 31

G Eleven months ended November 30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998	1997 G	1996 F	1995 F
Selected Per-Share Data
Net asset value, beginning of period	$ 26.36	$ 23.69	$ 27.23	$ 22.36	$ 24.56	$ 18.57
Income from Invest- ment Operations
Net investment income (loss)	(.22) D	(.26) D	(.27) D	(.18) D	.04 D	.38
Net realized and unrealized gain (loss)	2.44	4.11	(1.07)	5.92	.18	6.54
Total from investment operations	2.22	3.85	(1.34)	5.74	.22	6.92
Less Distributions
From net invest-ment income	-	-	-	-	(.07)	(.38)
From net realized gain	(5.50)	(1.18)	(2.20)	(.87)	(2.35)	(.55)
Total distributions	(5.50)	(1.18)	(2.20)	(.87)	(2.42)	(.93)
Net asset value, end of period	$ 23.08	$ 26.36	$ 23.69	$ 27.23	$ 22.36	$ 24.56
Total Return B, C	10.42%	16.89%	(4.94)%	26.55%	1.00%	37.35%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 86,807	$ 91,945	$ 101,234	$ 109,646	$ 98,535	$ 87,566
Ratio of expenses to average net assets	1.70%	1.72%	1.71%	1.78% A	1.80%	2.11%
Ratio of expenses to average net assets after expense reductions	1.69% E	1.70% E	1.70% E	1.77% A, E	1.79% E	2.10% E
Ratio of net investment income (loss) to average net assets	(.95)%	(1.02)%	(1.07)%	(.84)% A	.18%	1.40%
Portfolio turnover rate	48%	60%	64%	61% A	151%	142%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F Year ended December 31

G Eleven months ended November 30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended November 30,	2000	1999	1998	1997 G	1996 F	1995 F
Selected Per-Share Data
Net asset value, beginning of period	$ 27.74	$ 24.61	$ 28.19	$ 22.90	$ 25.10	$ 18.86
Income from Invest- ment Operations
Net investment income (loss)	.04 D	.02 D	(.02) D	.04 D	.28 D	.50
Net realized and unrealized gain (loss)	2.56	4.29	(1.12)	6.12	.19	6.79
Total from investment operations	2.60	4.31	(1.14)	6.16	.47	7.29
Less Distributions
From net invest- ment income	- H	-	-	-	(.32)	(.50)
From net realized gain	(5.81) H	(1.18)	(2.44)	(.87)	(2.35)	(.55)
Total distributions	(5.81)	(1.18)	(2.44)	(.87)	(2.67)	(1.05)
Net asset value, end of period	$ 24.53	$ 27.74	$ 24.61	$ 28.19	$ 22.90	$ 25.10
Total Return B	11.62%	18.18%	(3.98)% C	27.79% C	2.00% C	38.75% C
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 18,554	$ 18,781	$ 18,471	$ 21,792	$ 20,406	$ 23,428
Ratio of expenses to average net assets	.59%	.63%	.70%	.77% A	.82%	1.04%
Ratio of expenses to average net assets after expense reductions	.58% E	.61% E	.69% E	.76% A, E	.81% E	1.03% E
Ratio of net investment income (loss) to average net assets	.16%	.06%	(.06)%	.18% A	1.16%	2.47%
Portfolio turnover rate	48%	60%	64%	61% A	151%	142%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the former one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F Year ended December 31

G Eleven months ended November 30

H The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998	1997 H	1996 G	1995 E
Selected Per-Share Data
Net asset value, beginning of period	$ 27.21	$ 24.17	$ 27.63	$ 22.57	$ 24.80	$ 22.35
Income from Invest- ment Operations
Net investment income (loss)	.03 D	.01 D	(.05) D	(.05) D	.29 D	.55
Net realized and unrealized gain (loss)	2.51	4.21	(1.10)	5.98	.17	3.00
Total from investment operations	2.54	4.22	(1.15)	5.93	.46	3.55
Less Distributions
From net invest- ment income	-	-	-	-	(.34)	(.55)
From net realized gain	(5.79)	(1.18)	(2.31)	(.87)	(2.35)	(.55)
Total distributions	(5.79)	(1.18)	(2.31)	(.87)	(2.69)	(1.10)
Net asset value, end of period	$ 23.96	$ 27.21	$ 24.17	$ 27.63	$ 22.57	$ 24.80
Total Return B, C	11.61%	18.14%	(4.12)%	27.16%	1.99%	15.96%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 10,506	$ 4,037	$ 4,808	$ 5,564	$ 41,832	$ 20,429
Ratio of expenses to average net assets	.63%	.65%	.85%	1.06% A	.78%	.97% A
Ratio of expenses to average net assets after expense reductions	.62% F	.63% F	.84% F	1.05% A, F	.76% F	.96% A, F
Ratio of net investment income (loss) to average net assets	.12%	.05%	(.20)%	(.21)% A	1.21%	2.55% A
Portfolio turnover rate	48%	60%	64%	61% A	151%	142%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period July 3, 1995 (commencement of sale of Institutional Class shares) to December 31, 1995.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Year ended December 31

H Eleven months ended November 30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. Upon the effective date this accounting principle change will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net investment income.

The cumulative effect of this change in accounting principle will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net unrealized appreciation (depreciation), based on securities held on December 1, 2001.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $581,376 or 0.1% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $255,992,115 and $293,760,820, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .36% of average net assets after the performance adjustment. Effective July 1, 1999, the fund's performance adjustment will be phased out over an 18 month period. During the phase out period the performance adjustment can decrease, but not increase, the management fee owed by the fund.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares, except for the Initial Class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 29,110	$ 26
Class T	2,045,314	10,686
Class B	941,185	706,541
	$ 3,015,609	$ 717,253

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 78,005	$ 23,790
Class T	110,401	35,770
Class B	170,341	170,341*
	$ 358,747	$ 229,901

* When Class B shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B and Institutional Class Shares. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Initial Class Shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 38,090.33
Class T	897,654.22
Class B	249,939.27
Initial Class	30,413.16
Institutional Class	14,975.19
	$ 1,231,071

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $43,667 for the period.

Annual Report

Notes to Financial Statements - continued

5. Interfund Lending Program.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $4,001,143. The weighted average interest rate was 6.64%. Interest expense includes $10,325 paid under the interfund lending program.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $713,481. The fund received cash collateral of $1,529,700 which was invested in cash equivalents.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,008,947. The weighted average interest rate was 6.05%. Interest expense includes $6,413 paid under the bank borrowing program.

8. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $48,224 under this arrangement.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2000	1999
From net realized gain
Class A	$ 1,693,175	$ 222,049
Class T	82,756,110	21,323,385
Class B	19,314,226	4,978,545
Initial Class	3,944,567	879,463
Institutional Class	841,536	195,463
Total	$ 108,549,614	$ 27,598,905

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999

Class A Shares sold	675,607	189,244	$ 16,180,732	$ 4,980,595
Reinvestment of distributions	77,342	9,198	1,664,548	219,449
Shares redeemed	(211,032)	(97,013)	(4,873,936)	(2,391,263)
Net increase (decrease)	541,917	101,429	$ 12,971,344	$ 2,808,781
Class T Shares sold	6,195,056	7,021,436	$ 149,844,097	$ 184,171,697
Reinvestment of distributions	3,253,825	765,934	71,572,954	18,545,471
Shares redeemed	(7,106,710)	(11,595,790)	(169,679,432)	(298,993,825)
Net increase (decrease)	2,342,171	(3,808,420)	$ 51,737,619	$ (96,276,657)
Class B Shares sold	860,584	490,766	$ 19,879,955	$ 12,463,120
Reinvestment of distributions	833,858	193,943	17,807,479	4,585,887
Shares redeemed	(1,420,525)	(1,469,616)	(33,229,951)	(35,592,100)
Net increase (decrease)	273,917	(784,907)	$ 4,457,483	$ (18,543,093)
Initial Class Shares sold	1,026	2,550	$ 25,719	$ 67,252
Reinvestment of distributions	156,667	31,786	3,516,751	782,724
Shares redeemed	(78,406)	(107,664)	(1,910,430)	(2,722,193)
Net increase (decrease)	79,287	(73,328)	$ 1,632,040	$ (1,872,217)
Institutional Class Shares sold	605,626	227,449	$ 14,764,907	$ 5,865,023
Reinvestment of distributions	34,269	7,153	751,534	172,793
Shares redeemed	(349,864)	(285,143)	(8,538,806)	(7,684,064)
Net increase (decrease)	290,031	(50,541)	$ 6,977,635	$ (1,646,248)

Annual Report

Notes to Financial Statements - continued

11. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Alliance Pharmaceutical Corp.	$ 560,625	$ 4,651,427	$ -	$ 27,572,106
Big Dog Holdings, Inc.	600,464	1,467,315	106,160	4,501,000
Cygnus, Inc.	500,001	-	-	7,106,389
Flooring America, Inc.	-	553,343	-	-
Freds, Inc. Class A	-	-	114,206	-
I-Stat Corp.	-	-	-	-
Maxwell Shoe, Inc. Class A	-	-	-	9,675,600
Morton's Restaurant Group, Inc.	-	-	-	8,655,300
Performance Technologies, Inc.	4,265,979	3,228,343	-	16,761,750
WMS Industries, Inc.	327,094	-	-	33,897,374
Wet Seal, Inc. Class A	1,483,553	-	-	15,664,544
TOTALS	$ 7,737,716	$ 9,900,428	$ 220,366	$ 123,843,063

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund, (the fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/26/00	12/22/00	$.03	$1.21
	1/8/01	1/5/01	-	$.11

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 7% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Harris Leviton, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

ISO-ANN-0101 122400
1.539181.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(Registered Trademark)

Fidelity®

Value Strategies Fund

(Initial Class of Fidelity Advisor
Value Strategies Fund)

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on stock market strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The manager's review of fund performance, strategy and outlook.
Investment Changes	9	A summary of major shifts in the fund's investments over the past six months.
Investments	10	A complete list of the fund's investments with their market values.
Financial Statements	17	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	26	Notes to the financial statements.
Independent Auditors' Report	35	The auditors' opinion.
Distributions	36

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Value Strategies Fund - Initial Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower. Total returns do not include the effect of the 3.50% sales load which was eliminated as of September 30, 1998. Prior to July 1, 1999, Advisor Value Strategies operated under certain different investment policies. Accordingly, the fund's historical performance may not represent its current investment policies.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Value Strategies - Initial CL	11.62%	70.02%	273.16%
Russell Midcap Value	12.45%	87.79%	395.72%
Mid-Cap Funds Average	9.25%	108.03%	390.26%

Cumulative total returns show Initial Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Initial Class' returns to those of the Russell Midcap Value Index - a market capitalization-weighted index of medium-capitalization value-oriented stocks of U.S. corporations. To measure how Initial Class' performance stacked up against its peers, you can compare it to the mid cap funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 462 mutual funds. These benchmarks reflect reinvestment of dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization. These averages are listed on page 5 of this report.(dagger)

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Value Strategies - Initial CL	11.62%	11.20%	14.07%
Russell Midcap Value	12.45%	13.43%	17.36%
Mid-Cap Funds Average	9.25%	15.20%	16.76%

Average annual total returns take Initial Class' cumulative return and show you what would have happened if Initial Class had performed at a constant rate each year.

Annual Report

Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Value Strategies Fund - Initial Class on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $37,316 - a 273.16% increase on the initial investment. For comparison, look at how the Russell Midcap Value Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 investment would have grown to $49,572 - a 395.72% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

(dagger) The Lipper small-cap core funds average reflects the performance (excluding sales charges) of mutual funds with similar portfolio characteristics and capitalization. As of November 30, 2000, the one year, five year, and 10 year cumulative and average annual total returns for the Lipper small-cap core funds average were 6.18%, 68.46%, 304.86%, and 6.18%, 10.36%, 14.69%, respectively.

Annual Report

Fund Talk: The Manager's Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was particularly hard hit. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector's grip on market leadership finally weakened in mid-March, when analysts warned that valuations were overinflated. Then, in May, the markets were rocked by a 0.50% Fed interest-rate hike, and signs soon emerged that clearly indicated a slowdown ahead. Escalating oil prices put additional strain on corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were broadsided by the uncertainty stemming from the presidential election in November. The resulting anxiety weighed the markets down to their lowest point of the year. For the overall period, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. Investors should keep in mind, however, that the last two times the NASDAQ had negative calendar year returns, in 1990 and 1994, the index responded with gains of 59.01% and 41.40% in 1991 and 1995, respectively. Of course, past performance is no guarantee of future results.

(Portfolio Manager photograph)
An interview with Harris Leviton, Portfolio Manager of Fidelity Advisor Value Strategies Fund

Q. How did the fund perform, Harris?

A. For the 12 months that ended November 30, 2000, the fund's Initial Class shares returned 11.62%. In comparison, the Russell Midcap Value Index returned 12.45% and the mid cap funds average tracked by Lipper Inc. returned 9.25% for the same period.

Fund Talk: The Manager's Overview - continued

Q. What factors influenced the fund's performance during the period?

Annual Report

A. Our continued focus on undervalued companies in the neglected sectors of the market paid off as the fund's performance was strong both on an absolute and relative basis. Unlike our peers - many of which held a substantially higher percentage of growth and technology stocks that fell sharply during the period - the fund was heavily invested in several sectors, such as cyclicals, construction/real estate, and media and leisure, that benefited from a market shift out of technology and into stable growth companies with good fundamentals. Having a majority of our 10-largest holdings finish the period among our top-10 performing stocks also helped and spoke to the value of Fidelity's research capability during a difficult investment environment. Meanwhile, our performance was slightly below that of the Russell index as a result of the fund's underweighting in a couple of highly defensive sectors - namely finance and utilities - that also performed well as market breadth increased. Additionally, having more exposure to several areas within the retail sector and some emerging medical technology stocks detracted from our performance relative to the benchmark.

Q. Can you explain the more significant strategies you employed during the period?

A. In my pursuit of undervalued stocks that had yet to reach their potential, I remained attracted to stocks of homebuilders, such as Beazer Homes, M/I Schottenstein Homes, Lennar and Centex. At the beginning of the period, some of these stocks were as low as 3-times trailing 12-month earnings and half of tangible book value, despite good execution of their business models. These stocks benefited from a cooling of the economy, which reduced some of the speculative building by independent developers. The economic slowdown also opened up the previously tight supply of construction materials, such as lumber and wallboard, as well as the tight labor pool. Elsewhere, I took profits in some areas that I felt had become overvalued, such as energy and in finance, where I reduced our holdings in insurance companies. I added selectively to our technology holdings as the period wore on, as many stocks fell to more attractive valuations after corrections in the spring and fall of 2000. In particular, I used the weakness in technology to increase our holdings in companies that have businesses related to the computerization of the telephone network, such as Performance Technologies, which I felt had a strong long-term outlook.

Q. What stocks performed particularly well during the period?

A. Alliance Pharmaceutical, the fund's top contributor, benefited from the clinical progression of several products, an agreement to market its blood-substitute product with Baxter International and general optimism in the biotechnology area. The fund's restaurant holdings, such as Jack in the Box and Morton's Restaurant Group, got a boost as the market recognized their strong growth stories and relatively inexpensive stock prices.

Q. What stocks disappointed?

A. Midway Games, a manufacturer of entertainment software, suffered from a weak product cycle and slowing sales. Our holdings in retail discount chains Ames Department Stores and Shopko Stores were hurt by both the economic slowdown and higher energy prices.

Annual Report

Fund Talk: The Manager's Overview - continued

Q. What's your outlook for the coming months?

A. I believe that during the next six to nine months we'll continue to see a stock picker's market - one where extensive research will be vital to strong performance. I don't expect any one particular sector to dominate the market, and I think investors will need to focus more on fundamentals to determine which stocks of those companies in each sector will outperform their competitors. We saw some evidence of this market during the past six months, and the fund generally benefited from such an environment.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund

.

Fund Facts

Goal: seeks capital appreciation

Start date: December 13, 1983

Size: as of November 30, 2000, more than $538 million

Manager: Harris Leviton, since 1996; joined Fidelity in 1986

3

Harris Leviton on technology stocks:

"I don't anticipate that we'll see technology stocks dominate the market in 2001 as they did for the past few years prior to their correction in March of 2000. There's a number of reasons why.

"First, during the past six months, we've begun to see a reduction in capital spending on technology by major corporations. Previously, most of the nation's technology infrastructure had been upgraded to prepare for Y2K issues or to become Web-enabled with the advent of the Internet e-commerce market. Much of those corporate upgrades now have passed and, as a result, I think we'll see corporate spending increase in other areas, such as automation, manufacturing and facilities construction. Additionally, many of the industries within technology are maturing, such as the personal computer market. Finally, there is massive overcapacity in several industries, with semiconductors just one example. Together, these factors have restricted the earnings growth of many tech companies.

"That said, the recent massive selloff in tech has created some unique opportunities in the sector, such as a handful of oversold companies in the emerging computer telephony industry. And despite my overall concern for the sector, I will continue to invest in tech stocks of companies in good end markets with compelling risk/reward parameters."

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
WMS Industries, Inc.	6.3	4.8
Jack in the Box, Inc.	6.3	5.8
Alliance Pharmaceutical Corp.	5.1	5.5
Cable Design Technologies Corp.	5.0	7.8
Performance Technologies, Inc.	3.1	2.1
Borders Group, Inc.	3.1	1.3
I-Stat Corp.	3.0	2.5
Wet Seal, Inc. Class A	2.9	1.3
MetLife, Inc.	2.8	2.1
Jones Apparel Group, Inc.	2.7	2.2
	40.3
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Media & Leisure	18.5	12.6
Retail & Wholesale	13.6	14.0
Technology	13.5	5.7
Durables	12.0	11.5
Health	10.5	11.8
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 98.7%		Stocks 98.8%
	Convertible Securities 0.8%		Convertible Securities 1.3%
	Short-Term Investments and Net Other Assets 0.5%		Short-Term Investments and Net Other Assets (0.1)% A
* Foreign investments	0.2%	** Foreign investments	3.0%

* Short-term investments and net other assets are not included in the pie chart.

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value (Note 1)
AEROSPACE & DEFENSE - 0.8%
Defense Electronics - 0.8%
Herley Industries, Inc. (a)	208,666	$ 4,042,904
BASIC INDUSTRIES - 5.4%
Chemicals & Plastics - 0.7%
Associated Materials, Inc.	74,000	1,091,500
Millennium Chemicals, Inc.	180,900	2,871,788
		3,963,288
Iron & Steel - 1.8%
Cold Metal Products, Inc.	96,400	168,700
Nucor Corp.	204,300	7,099,425
Oregon Steel Mills, Inc.	290,000	453,125
Steel Dynamics, Inc. (a)	189,900	1,899,000
		9,620,250
Metals & Mining - 1.5%
Alcoa, Inc.	120,000	3,382,500
Belden, Inc.	216,500	4,763,000
		8,145,500
Paper & Forest Products - 1.4%
Boise Cascade Corp.	141,000	4,071,375
Georgia-Pacific Corp.	140,000	3,526,250
		7,597,625
TOTAL BASIC INDUSTRIES		29,326,663
CONSTRUCTION & REAL ESTATE - 8.9%
Building Materials - 3.5%
American Standard Companies, Inc. (a)	160,000	6,690,000
Lennox International, Inc.	340,000	2,380,000
Rock of Ages Corp. Class A (a)	162,800	671,550
York International Corp.	342,100	8,937,363
		18,678,913
Construction - 5.4%
Beazer Homes USA, Inc. (a)	287,000	8,986,688
Centex Corp.	100,000	3,537,500
Lennar Corp.	326,200	10,336,463
Common Stocks - continued
	Shares	Value (Note 1)
CONSTRUCTION & REAL ESTATE - continued
Construction - continued
M/I Schottenstein Homes, Inc.	222,600	$ 5,342,400
NCI Building Systems, Inc. (a)	51,800	903,263
		29,106,314
TOTAL CONSTRUCTION & REAL ESTATE		47,785,227
DURABLES - 12.0%
Autos, Tires, & Accessories - 2.2%
American Axle & Manufacturing Holdings, Inc. (a)	190,000	1,852,500
Dura Automotive Systems, Inc. Class A (a)	140,000	840,000
Goodyear Tire & Rubber Co.	72,700	1,232,265
Lear Corp. (a)	100,000	2,187,500
Navistar International Corp. (a)	110,200	3,581,500
Sonic Automotive, Inc. Class A (a)	272,500	2,180,000
		11,873,765
Consumer Electronics - 2.1%
Fossil, Inc. (a)	753,300	11,205,338
Home Furnishings - 1.8%
Bassett Furniture Industries, Inc.	234,300	2,694,450
Furniture Brands International, Inc. (a)	20,000	316,250
Leggett & Platt, Inc.	405,200	6,609,825
		9,620,525
Textiles & Apparel - 5.9%
Galey & Lord, Inc. (a)	115,800	224,363
Jones Apparel Group, Inc. (a)	442,900	14,477,294
Maxwell Shoe, Inc. Class A (a)(c)	879,600	9,675,600
Mohawk Industries, Inc. (a)	300,000	7,106,250
Quaker Fabric Corp. (a)	95,000	391,875
		31,875,382
TOTAL DURABLES		64,575,010
ENERGY - 0.6%
Energy Services - 0.4%
McDermott International, Inc.	250,000	2,250,000
Oil & Gas - 0.2%
Conoco, Inc. Class B	33,400	837,088
TOTAL ENERGY		3,087,088
Common Stocks - continued
	Shares	Value (Note 1)
FINANCE - 3.3%
Banks - 0.3%
Firstar Corp.	90,000	$ 1,743,750
Insurance - 3.0%
Allmerica Financial Corp.	19,000	1,179,188
MetLife, Inc.	500,000	14,812,500
		15,991,688
TOTAL FINANCE		17,735,438
HEALTH - 10.5%
Drugs & Pharmaceuticals - 5.4%
Alliance Pharmaceutical Corp. (a)(c)	3,220,100	27,572,106
Natrol, Inc. (a)	95,000	148,438
Nature's Sunshine Products, Inc.	47,500	314,688
Twinlab Corp. (a)	512,300	848,497
		28,883,729
Medical Equipment & Supplies - 5.1%
Cygnus, Inc. (a)(c)	1,412,450	7,106,389
I-Stat Corp. (a)	866,500	16,138,563
Novoste Corp. (a)	118,700	3,049,106
Sulzer Medica AG sponsored ADR	52,000	1,248,000
		27,542,058
TOTAL HEALTH		56,425,787
INDUSTRIAL MACHINERY & EQUIPMENT - 6.2%
Caterpillar, Inc.	250,000	9,828,125
Columbus McKinnon Corp.	221,900	2,260,606
Hardinge, Inc.	17,500	214,375
Ingersoll-Rand Co.	100,000	4,025,000
Milacron, Inc.	327,200	4,989,800
Pentair, Inc.	356,300	10,043,206
TB Wood's Corp.	259,700	2,093,831
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		33,454,943
MEDIA & LEISURE - 18.4%
Entertainment - 0.0%
Hollywood Entertainment Corp. (a)	90,000	90,000
Leisure Durables & Toys - 0.5%
Callaway Golf Co.	142,700	2,524,006
Common Stocks - continued
	Shares	Value (Note 1)
MEDIA & LEISURE - continued
Lodging & Gaming - 8.2%
Anchor Gaming (a)	273,800	$ 10,335,950
WMS Industries, Inc. (a)(c)	1,930,100	33,897,374
		44,233,324
Restaurants - 9.7%
Jack in the Box, Inc. (a)	1,241,300	33,515,100
Morton's Restaurant Group, Inc. (a)(c)	424,800	8,655,300
Outback Steakhouse, Inc. (a)	320,000	8,700,000
Tricon Global Restaurants, Inc. (a)	30,000	1,080,000
		51,950,400
TOTAL MEDIA & LEISURE		98,797,730
NONDURABLES - 1.2%
Foods - 0.4%
Aurora Foods, Inc. (a)	351,900	857,756
Odwalla, Inc. (a)	82,500	825,000
Vlasic Foods International, Inc. (a)	321,400	341,488
		2,024,244
Household Products - 0.8%
Church & Dwight Co., Inc.	200,000	4,237,500
Mikohn Gaming Corp. (a)	65,000	381,875
		4,619,375
TOTAL NONDURABLES		6,643,619
RETAIL & WHOLESALE - 13.6%
Apparel Stores - 4.6%
Big Dog Holdings, Inc. (c)	1,028,800	4,501,000
Claire's Stores, Inc.	176,600	3,278,138
Too, Inc. (a)	50,000	828,125
Urban Outfitters, Inc. (a)	30,000	240,000
Wet Seal, Inc. Class A (a)(c)	661,300	15,664,544
		24,511,807
General Merchandise Stores - 3.3%
Ames Department Stores, Inc. (a)	401,500	803,000
Consolidated Stores Corp. (a)	419,900	3,595,394
Freds, Inc. Class A	483,175	9,693,698
Shopko Stores, Inc. (a)	624,600	3,786,638
		17,878,730
Common Stocks - continued
	Shares	Value (Note 1)
RETAIL & WHOLESALE - continued
Grocery Stores - 1.6%
Albertson's, Inc.	220,000	$ 5,623,750
Kroger Co. (a)	120,000	3,180,000
		8,803,750
Retail & Wholesale, Miscellaneous - 4.1%
Borders Group, Inc. (a)	1,280,000	16,400,000
Electronics Boutique Holding Corp. (a)	280,500	4,663,313
Sunglass Hut International, Inc. (a)	106,000	768,500
		21,831,813
TOTAL RETAIL & WHOLESALE		73,026,100
SERVICES - 0.3%
CDI Corp. (a)	34,700	520,500
Service Corp. International (SCI) (a)	380,000	712,500
Watson Wyatt & Co. Holdings	28,000	614,250
TOTAL SERVICES		1,847,250
TECHNOLOGY - 13.1%
Communications Equipment - 5.0%
Cable Design Technologies Corp. (a)	1,779,175	26,687,625
Computer Services & Software - 4.5%
Activision, Inc. (a)	410,000	4,253,750
Casino Data Systems (a)	220,000	1,182,500
Interplay Entertainment Corp. (a)	925,800	3,240,300
Legato Systems, Inc. (a)	60,000	547,500
Midway Games, Inc. (a)	1,285,359	9,881,197
Primus Knowledge Solutions, Inc. (a)	250,000	1,875,000
Take-Two Interactive Software, Inc. (a)	310,000	3,003,125
The 3DO Co. (a)	200,000	381,250
		24,364,622
Computers & Office Equipment - 3.1%
Performance Technologies, Inc. (a)(c)	1,117,450	16,761,750
Electronics - 0.5%
Richardson Electronics Ltd.	238,000	2,945,250
TOTAL TECHNOLOGY		70,759,247
Common Stocks - continued
	Shares	Value (Note 1)
TRANSPORTATION - 4.4%
Railroads - 4.3%
Burlington Northern Santa Fe Corp.	329,100	$ 8,330,344
Genesee & Wyoming, Inc. Class A (a)	170,300	5,066,425
Trinity Industries, Inc.	295,500	7,332,094
Union Pacific Corp.	57,700	2,683,050
		23,411,913
Trucking & Freight - 0.1%
SPACEHAB, Inc. (a)	90,000	303,750
TOTAL TRANSPORTATION		23,715,663
TOTAL COMMON STOCKS (Cost $537,818,755)		531,222,669
Convertible Preferred Stocks - 0.1%

MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Tellium, Inc. Series E (a)(e)	18,000	540,000
TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies Series E (a)(e)	2,400	41,376
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $581,376)		581,376
Convertible Bonds - 0.7%
Moody's Ratings (unaudited)		Principal Amount
TECHNOLOGY - 0.4%
Electronics - 0.4%
Richardson Electronics Ltd.:
7.25% 12/15/06	B3	$ 404,000	337,845
8.25% 6/15/06	B3	1,978,000	1,663,993
			2,001,838
Convertible Bonds - continued
Moody's Ratings (unaudited)		Principal Amount	Value (Note 1)
TRANSPORTATION - 0.3%
Trucking & Freight - 0.3%
SPACEHAB, Inc. 8% 10/15/07 (d)	-	$ 2,500,000	$ 1,550,000
TOTAL CONVERTIBLE BONDS (Cost $4,560,430)			3,551,838
Cash Equivalents - 0.3%
	Shares
Fidelity Securities Lending Cash Central Fund, 6.63% (b) (Cost $1,529,700)	1,529,700	1,529,700
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $544,490,261)		536,885,583
NET OTHER ASSETS - 0.2%		1,212,354
NET ASSETS - 100%		$ 538,097,937
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $1,550,000 or 0.3% of net assets.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost
Chorum Technologies Series E	9/19/00	$ 41,376
Tellium, Inc. Series E	9/20/00	$ 540,000
Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income
tax purposes was $544,708,323. Net unrealized depreciation aggregated $7,822,740, of which $113,252,580 related to appreciated investment securities and $121,075,320 related to depreciated investment securities.

The fund hereby designates approximately $65,633,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2000
Assets
Investment in securities, at value (cost $544,490,261) - See accompanying schedule		$ 536,885,583
Receivable for investments sold		3,878,585
Receivable for fund shares sold		665,385
Dividends receivable		400,063
Interest receivable		107,627
Other receivables		15,449
Total assets		541,952,692
Liabilities
Payable to custodian bank	$ 14,671
Payable for investments purchased	996,168
Payable for fund shares redeemed	732,479
Accrued management fee	176,139
Distribution fees payable	256,924
Other payables and accrued expenses	148,674
Collateral on securities loaned, at value	1,529,700
Total liabilities		3,854,755
Net Assets		$ 538,097,937
Net Assets consist of:
Paid in capital		$ 513,240,106
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		32,473,774
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(7,615,943)
Net Assets		$ 538,097,937

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($19,589,025 ÷ 836,463 shares)	$23.42
Maximum offering price per share (100/94.25 of $23.42)	$24.85
Class T: Net Asset Value and redemption price per share ($402,642,375 ÷ 16,841,396 shares)	$23.91
Maximum offering price per share (100/96.50 of $23.91)	$24.78
Class B: Net Asset Value and offering price per share ($86,806,756 ÷ 3,761,908 shares) A	$23.08
Initial Class: Net Asset Value, offering price and redemption price per share ($18,553,985 ÷ 756,397 shares)	$24.53
Institutional Class: Net Asset Value, offering price and redemption price per share ($10,505,796 ÷ 438,398 shares)	$23.96

A Redemption price per share is equal to net asset value less any applicable deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended November 30, 2000
Investment Income Dividends (including $220,366 received from affiliated issuers)		$ 3,289,844
Interest		562,636
Security lending		135,435
Total income		3,987,915
Expenses
Management fee Basic fee	$ 3,114,698
Performance adjustment	(1,168,891)
Transfer agent fees	1,231,071
Distribution fees	3,015,609
Accounting and security lending fees	195,596
Non-interested trustees' compensation	1,081
Custodian fees and expenses	32,463
Registration fees	114,697
Audit	11,019
Legal	2,920
Interest	16,738
Miscellaneous	12,420
Total expenses before reductions	6,579,421
Expense reductions	(48,224)	6,531,197
Net investment income (loss)		(2,543,282)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (including realized gain of $7,311,529 on sales of investments in affiliated issuers)	35,271,811
Foreign currency transactions	41,323	35,313,134
Change in net unrealized appreciation (depreciation) on:
Investment securities	20,030,424
Assets and liabilities in foreign currencies	(9,057)	20,021,367
Net gain (loss)		55,334,501
Net increase (decrease) in net assets resulting from operations		$ 52,791,219

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income (loss)	$ (2,543,282)	$ (2,982,517)
Net realized gain (loss)	35,313,134	153,429,623
Change in net unrealized appreciation (depreciation)	20,021,367	(63,943,090)
Net increase (decrease) in net assets resulting from operations	52,791,219	86,504,016
Distributions to shareholders
From net realized gain	(108,549,614)	(27,598,905)
Share transactions - net increase (decrease)	77,776,121	(115,529,434)
Total increase (decrease) in net assets	22,017,726	(56,624,323)
Net Assets
Beginning of period	516,080,211	572,704,534
End of period	$ 538,097,937	$ 516,080,211

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998	1997 I	1996 F
Selected Per-Share Data
Net asset value, beginning of period	$ 26.76	$ 23.89	$ 27.51	$ 22.51	$ 23.48
Income from Investment Operations
Net investment income (loss) E	(.06)	(.10)	(.14)	(.13)	.08
Net realized and unrealized gain (loss)	2.46	4.15	(1.09)	6.00	1.26
Total from investment operations	2.40	4.05	(1.23)	5.87	1.34
Less Distributions
From net investment income	-	-	-	-	(.37)
From net realized gain	(5.74)	(1.18)	(2.39)	(.87)	(1.94)
Total distributions	(5.74)	(1.18)	(2.39)	(.87)	(2.31)
Net asset value, end of period	$ 23.42	$ 26.76	$ 23.89	$ 27.51	$ 22.51
Total Return B, C	11.18%	17.62%	(4.45)%	26.96%	5.80%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 19,589	$ 7,883	$ 4,613	$ 2,309	$ 638
Ratio of expenses to average net assets	1.01%	1.10%	1.24% G	1.49% A, G	.99% A, D
Ratio of expenses to average net assets after expense reductions	1.00% H	1.08% H	1.23% H	1.47% A, H	.97% A, H
Ratio of net investment income (loss) to average net assets	(.26)%	(.40)%	(.59)%	(.59)% A	1.00% A
Portfolio turnover rate	48%	60%	64%	61% A	151%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Limited in accordance with a state expense limitation.

E Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

F For the period September 3, 1996 (commencement of sale of Class A shares) to December 31, 1996.

G FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

H FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

I Eleven months ended November 30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended November 30,	2000	1999	1998	1997 G	1996 F	1995 F
Selected Per-Share Data
Net asset value, beginning of period	$ 27.13	$ 24.23	$ 27.78	$ 22.69	$ 24.88	$ 18.70
Income from Invest- ment Operations
Net investment income (loss)	(.10) D	(.12) D	(.13) D	(.07) D	.17 D	.39
Net realized and unrealized gain (loss)	2.52	4.20	(1.10)	6.03	.18	6.73
Total from investment operations	2.42	4.08	(1.23)	5.96	.35	7.12
Less Distributions
From net invest-ment income	-	-	-	-	(.19)	(.39)
From net realized gain	(5.64)	(1.18)	(2.32)	(.87)	(2.35)	(.55)
Total distributions	(5.64)	(1.18)	(2.32)	(.87)	(2.54)	(.94)
Net asset value, end of period	$ 23.91	$ 27.13	$ 24.23	$ 27.78	$ 22.69	$ 24.88
Total Return B, C	11.03%	17.49%	(4.40)%	27.15%	1.53%	38.16%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 402,642	$ 393,434	$ 443,578	$ 529,043	$ 560,645	$ 619,993
Ratio of expenses to average net assets	1.15%	1.18%	1.16%	1.24% A	1.28%	1.61%
Ratio of expenses to average net assets after expense reductions	1.14% E	1.16% E	1.15% E	1.23% A, E	1.27% E	1.61%
Ratio of net investment income (loss) to average net assets	(.40)%	(.48)%	(.53)%	(.29)% A	.70%	1.90%
Portfolio turnover rate	48%	60%	64%	61% A	151%	142%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F Year ended December 31

G Eleven months ended November 30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998	1997 G	1996 F	1995 F
Selected Per-Share Data
Net asset value, beginning of period	$ 26.36	$ 23.69	$ 27.23	$ 22.36	$ 24.56	$ 18.57
Income from Invest- ment Operations
Net investment income (loss)	(.22) D	(.26) D	(.27) D	(.18) D	.04 D	.38
Net realized and unrealized gain (loss)	2.44	4.11	(1.07)	5.92	.18	6.54
Total from investment operations	2.22	3.85	(1.34)	5.74	.22	6.92
Less Distributions
From net invest-ment income	-	-	-	-	(.07)	(.38)
From net realized gain	(5.50)	(1.18)	(2.20)	(.87)	(2.35)	(.55)
Total distributions	(5.50)	(1.18)	(2.20)	(.87)	(2.42)	(.93)
Net asset value, end of period	$ 23.08	$ 26.36	$ 23.69	$ 27.23	$ 22.36	$ 24.56
Total Return B, C	10.42%	16.89%	(4.94)%	26.55%	1.00%	37.35%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 86,807	$ 91,945	$ 101,234	$ 109,646	$ 98,535	$ 87,566
Ratio of expenses to average net assets	1.70%	1.72%	1.71%	1.78% A	1.80%	2.11%
Ratio of expenses to average net assets after expense reductions	1.69% E	1.70% E	1.70% E	1.77% A, E	1.79% E	2.10% E
Ratio of net investment income (loss) to average net assets	(.95)%	(1.02)%	(1.07)%	(.84)% A	.18%	1.40%
Portfolio turnover rate	48%	60%	64%	61% A	151%	142%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F Year ended December 31

G Eleven months ended November 30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended November 30,	2000	1999	1998	1997 G	1996 F	1995 F
Selected Per-Share Data
Net asset value, beginning of period	$ 27.74	$ 24.61	$ 28.19	$ 22.90	$ 25.10	$ 18.86
Income from Invest- ment Operations
Net investment income (loss)	.04 D	.02 D	(.02) D	.04 D	.28 D	.50
Net realized and unrealized gain (loss)	2.56	4.29	(1.12)	6.12	.19	6.79
Total from investment operations	2.60	4.31	(1.14)	6.16	.47	7.29
Less Distributions
From net invest- ment income	- H	-	-	-	(.32)	(.50)
From net realized gain	(5.81) H	(1.18)	(2.44)	(.87)	(2.35)	(.55)
Total distributions	(5.81)	(1.18)	(2.44)	(.87)	(2.67)	(1.05)
Net asset value, end of period	$ 24.53	$ 27.74	$ 24.61	$ 28.19	$ 22.90	$ 25.10
Total Return B	11.62%	18.18%	(3.98)% C	27.79% C	2.00% C	38.75% C
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 18,554	$ 18,781	$ 18,471	$ 21,792	$ 20,406	$ 23,428
Ratio of expenses to average net assets	.59%	.63%	.70%	.77% A	.82%	1.04%
Ratio of expenses to average net assets after expense reductions	.58% E	.61% E	.69% E	.76% A, E	.81% E	1.03% E
Ratio of net investment income (loss) to average net assets	.16%	.06%	(.06)%	.18% A	1.16%	2.47%
Portfolio turnover rate	48%	60%	64%	61% A	151%	142%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the former one time sales charge and for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F Year ended December 31

G Eleven months ended November 30

H The amounts shown reflect certain reclassifications related to book to tax differences.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998	1997 H	1996 G	1995 E
Selected Per-Share Data
Net asset value, beginning of period	$ 27.21	$ 24.17	$ 27.63	$ 22.57	$ 24.80	$ 22.35
Income from Invest- ment Operations
Net investment income (loss)	.03 D	.01 D	(.05) D	(.05) D	.29 D	.55
Net realized and unrealized gain (loss)	2.51	4.21	(1.10)	5.98	.17	3.00
Total from investment operations	2.54	4.22	(1.15)	5.93	.46	3.55
Less Distributions
From net invest- ment income	-	-	-	-	(.34)	(.55)
From net realized gain	(5.79)	(1.18)	(2.31)	(.87)	(2.35)	(.55)
Total distributions	(5.79)	(1.18)	(2.31)	(.87)	(2.69)	(1.10)
Net asset value, end of period	$ 23.96	$ 27.21	$ 24.17	$ 27.63	$ 22.57	$ 24.80
Total Return B, C	11.61%	18.14%	(4.12)%	27.16%	1.99%	15.96%
Ratios and Supplemental Data
Net assets, end of period (000 omitted)	$ 10,506	$ 4,037	$ 4,808	$ 5,564	$ 41,832	$ 20,429
Ratio of expenses to average net assets	.63%	.65%	.85%	1.06% A	.78%	.97% A
Ratio of expenses to average net assets after expense reductions	.62% F	.63% F	.84% F	1.05% A, F	.76% F	.96% A, F
Ratio of net investment income (loss) to average net assets	.12%	.05%	(.20)%	(.21)% A	1.21%	2.55% A
Portfolio turnover rate	48%	60%	64%	61% A	151%	142%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized.

D Net investment income (loss) per share has been calculated based on average shares outstanding during the period.

E For the period July 3, 1995 (commencement of sale of Institutional Class shares) to December 31, 1995.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G Year ended December 31

H Eleven months ended November 30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Value Strategies Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Initial Class, and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. Upon the effective date this accounting principle change will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net investment income.

The cumulative effect of this change in accounting principle will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net unrealized appreciation (depreciation), based on securities held on December 1, 2001.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $581,376 or 0.1% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $255,992,115 and $293,760,820, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .36% of average net assets after the performance adjustment. Effective July 1, 1999, the fund's performance adjustment will be phased out over an 18 month period. During the phase out period the performance adjustment can decrease, but not increase, the management fee owed by the fund.

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co. (FMRC) will serve as a sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares, except for the Initial Class (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan - continued

services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 29,110	$ 26
Class T	2,045,314	10,686
Class B	941,185	706,541
	$ 3,015,609	$ 717,253

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 78,005	$ 23,790
Class T	110,401	35,770
Class B	170,341	170,341*
	$ 358,747	$ 229,901

* When Class B shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for the fund's Class A, Class T, Class B and Institutional Class Shares. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the transfer agent for the Initial Class Shares. FIIOC and FSC receive account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the fund. FIIOC and FSC pay for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC or FSC:

	Amount	% of Average Net Assets
Class A	$ 38,090.33
Class T	897,654.22
Class B	249,939.27
Initial Class	30,413.16
Institutional Class	14,975.19
	$ 1,231,071

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $43,667 for the period.

Annual Report

Notes to Financial Statements - continued

5. Interfund Lending Program.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $4,001,143. The weighted average interest rate was 6.64%. Interest expense includes $10,325 paid under the interfund lending program.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $713,481. The fund received cash collateral of $1,529,700 which was invested in cash equivalents.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $2,008,947. The weighted average interest rate was 6.05%. Interest expense includes $6,413 paid under the bank borrowing program.

8. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $48,224 under this arrangement.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2000	1999
From net realized gain
Class A	$ 1,693,175	$ 222,049
Class T	82,756,110	21,323,385
Class B	19,314,226	4,978,545
Initial Class	3,944,567	879,463
Institutional Class	841,536	195,463
Total	$ 108,549,614	$ 27,598,905

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999

Class A Shares sold	675,607	189,244	$ 16,180,732	$ 4,980,595
Reinvestment of distributions	77,342	9,198	1,664,548	219,449
Shares redeemed	(211,032)	(97,013)	(4,873,936)	(2,391,263)
Net increase (decrease)	541,917	101,429	$ 12,971,344	$ 2,808,781
Class T Shares sold	6,195,056	7,021,436	$ 149,844,097	$ 184,171,697
Reinvestment of distributions	3,253,825	765,934	71,572,954	18,545,471
Shares redeemed	(7,106,710)	(11,595,790)	(169,679,432)	(298,993,825)
Net increase (decrease)	2,342,171	(3,808,420)	$ 51,737,619	$ (96,276,657)
Class B Shares sold	860,584	490,766	$ 19,879,955	$ 12,463,120
Reinvestment of distributions	833,858	193,943	17,807,479	4,585,887
Shares redeemed	(1,420,525)	(1,469,616)	(33,229,951)	(35,592,100)
Net increase (decrease)	273,917	(784,907)	$ 4,457,483	$ (18,543,093)
Initial Class Shares sold	1,026	2,550	$ 25,719	$ 67,252
Reinvestment of distributions	156,667	31,786	3,516,751	782,724
Shares redeemed	(78,406)	(107,664)	(1,910,430)	(2,722,193)
Net increase (decrease)	79,287	(73,328)	$ 1,632,040	$ (1,872,217)
Institutional Class Shares sold	605,626	227,449	$ 14,764,907	$ 5,865,023
Reinvestment of distributions	34,269	7,153	751,534	172,793
Shares redeemed	(349,864)	(285,143)	(8,538,806)	(7,684,064)
Net increase (decrease)	290,031	(50,541)	$ 6,977,635	$ (1,646,248)

Annual Report

Notes to Financial Statements - continued

11. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Alliance Pharmaceutical Corp.	$ 560,625	$ 4,651,427	$ -	$ 27,572,106
Big Dog Holdings, Inc.	600,464	1,467,315	106,160	4,501,000
Cygnus, Inc.	500,001	-	-	7,106,389
Flooring America, Inc.	-	553,343	-	-
Freds, Inc. Class A	-	-	114,206	-
I-Stat Corp.	-	-	-	-
Maxwell Shoe, Inc. Class A	-	-	-	9,675,600
Morton's Restaurant Group, Inc.	-	-	-	8,655,300
Performance Technologies, Inc.	4,265,979	3,228,343	-	16,761,750
WMS Industries, Inc.	327,094	-	-	33,897,374
Wet Seal, Inc. Class A	1,483,553	-	-	15,664,544
TOTALS	$ 7,737,716	$ 9,900,428	$ 220,366	$ 123,843,063

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Value Strategies Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Value Strategies Fund, (the fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Value Strategies Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Value Strategies Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	12/26/00	12/22/00	$.02	$1.21
	1/8/01	1/5/01	-	$.11

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 7% of the dividends distributed by the Initial Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Abigail P. Johnson, Vice President

Harris Leviton, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.
Boston, MA

* Independent trustees

Custodian

Brown Brothers Harriman & Co.
Boston, MA

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SOI-ANN-0101 122403
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(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(registered trademark)

Fidelity® Advisor

Balanced Fund -

Class A, Class T, Class B
and Class C

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	12	The managers' review of fund performance, strategy and outlook.
Investment Changes	16	A summary of major shifts in the fund's investments over the past six months.
Investments	17	A complete list of the fund's investments with their market values.
Financial Statements	48	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	57	Notes to the financial statements.
Independent Auditors' Report	67	The auditors' opinion.
Distributions	68

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Balanced Fund - Class A

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class A shares took place on September 3, 1996. Class A shares bear a 0.25% 12b-1 fee. Returns prior to September 3, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). If Fidelity had not reimbursed certain class expenses, the past five years and past 10 years total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL A	-4.67%	51.38%	192.26%
Fidelity Adv Balanced - CL A (incl. 5.75% sales charge)	-10.16%	42.67%	175.46%
Fidelity Balanced 60/40 Composite	1.26%	91.95%	268.46%
S&P 500 ®	-4.22%	135.29%	411.40%
LB Aggregate Bond	9.06%	36.13%	114.42%
Balanced Funds Average	2.36%	71.22%	217.74%

Cumulative total returns show Class A's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class A's returns to the performance of the Fidelity Balanced 60/40 Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500SM  Index and the Lehman Brothers Aggregate Bond Index. To measure how Class A's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 468 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL A	-4.67%	8.65%	11.32%
Fidelity Adv Balanced - CL A (incl. 5.75% sales charge)	-10.16%	7.37%	10.66%
Fidelity Balanced 60/40 Composite	1.26%	13.93%	13.93%

Average annual total returns take Class A shares' cumulative return and show you what would have happened if Class A shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Balanced Fund - Class A
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Balanced Fund - Class A on November 30, 1990, and the current 5.75% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $27,546 - a 175.46% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $51,140 - a 411.40% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,442 - a 114.42% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $36,846 - a 268.46% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fidelity Advisor Balanced Fund - Class T

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL T	-4.94%	50.80%	191.15%
Fidelity Adv Balanced - CL T (incl. 3.50% sales charge)	-8.26%	45.52%	180.96%
Fidelity Balanced 60/40 Composite	1.26%	91.95%	268.46%
S&P 500	-4.22%	135.29%	411.40%
LB Aggregate Bond	9.06%	36.13%	114.42%
Balanced Funds Average	2.36%	71.22%	217.74%

Cumulative total returns show Class T's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class T's returns to the performance of the Fidelity Balanced 60/40 Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how Class T's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 468 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL T	-4.94%	8.56%	11.28%
Fidelity Adv Balanced - CL T (incl. 3.50% sales charge)	-8.26%	7.79%	10.88%
Fidelity Balanced 60/40 Composite	1.26%	13.93%	13.93%

Average annual total returns take Class T shares' cumulative return and show you what would have happened if Class T shares had performed at a constant rate each year.

Annual Report

Advisor Balanced Fund - Class T
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Balanced Fund - Class T on November 30, 1990, and the current 3.50% sales charge was paid. As the chart shows, by November 30, 2000, the value of the investment would have grown to $28,096 - a 180.96% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $51,140 - a 411.40% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,442 - a 114.42% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $36,846 - a 268.46% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fidelity Advisor Balanced Fund - Class B

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class B shares took place on December 31, 1996. Class B shares bear a 1.00% 12b-1 fee. Returns prior to December 31, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class B shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class B shares' contingent deferred sales charges included in the past one year, past five years and past 10 years total return figures are 5%, 2% and 0%, respectively.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL B	-5.45%	47.23%	184.25%
Fidelity Adv Balanced - CL B (incl. contingent deferred sales charge)	-9.89%	45.23%	184.25%
Fidelity Balanced 60/40 Composite	1.26%	91.95%	268.46%
S&P 500	-4.22%	135.29%	411.40%
LB Aggregate Bond	9.06%	36.13%	114.42%
Balanced Funds Average	2.36%	71.22%	217.74%

Cumulative total returns show Class B's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class B's returns to the performance of the Fidelity Balanced 60/40 Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how Class B's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 468 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL B	-5.45%	8.04%	11.01%
Fidelity Adv Balanced - CL B (incl. contingent deferred sales charge)	-9.89%	7.75%	11.01%
Fidelity Balanced 60/40 Composite	1.26%	13.93%	13.93%

Average annual total returns take Class B shares' cumulative return and show you what would have happened if Class B shares had performed at a constant rate each year.

Annual Report

Advisor Balanced Fund - Class B
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Balanced Fund - Class B on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $28,425 - a 184.25% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $51,140 - a 411.40% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to 21,442 - a 114.42% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $36,846- a 268.46% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fidelity Advisor Balanced Fund - Class C

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The initial offering of Class C shares took place on November 3, 1997. Class C shares bear a 1.00% 12b-1 fee. Returns between December 31, 1996 and November 3, 1997 are those of Class B shares and reflect Class B shares' 1.00% 12b-1 fee. Returns prior to December 31, 1996 are those of Class T, the original class of the fund, and reflect Class T shares' 0.50% 12b-1 fee (0.65% prior to January 1, 1996). Had Class C shares' 12b-1 fee been reflected, returns prior to December 31, 1996 would have been lower. Class C shares' contingent deferred sales charge included in the past one year, past five years and past 10 years total return figures are 1%, 0% and 0%, respectively. If Fidelity had not reimbursed certain class expenses, the past five year and past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL C	-5.45%	47.10%	184.01%
Fidelity Adv Balanced - CL C (incl. contingent deferred sales charge)	-6.34%	47.10%	184.01%
Fidelity Balanced 60/40 Composite	1.26%	91.95%	268.46%
S&P 500	-4.22%	135.29%	411.40%
LB Aggregate Bond	9.06%	36.13%	114.42%
Balanced Funds Average	2.36%	71.22%	217.74%

Cumulative total returns show Class C's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Class C's returns to the performance of the Fidelity Balanced 60/40 Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how Class C's performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 468 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - CL C	-5.45%	8.02%	11.00%
Fidelity Adv Balanced - CL C (incl. contingent deferred sales charge)	-6.34%	8.02%	11.00%
Fidelity Balanced 60/40 Composite	1.26%	13.93%	13.93%

Average annual total returns take Class C shares' cumulative return and show you what would have happened if Class C shares had performed at a constant rate each year.

Annual Report

Advisor Balanced Fund - Class C
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Balanced Fund - Class C on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $28,401 - a 184.01% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $51,140 - a 411.40% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,442 - a 114.42% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $36,846 - a 268.46% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fund Talk: The Managers' Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was hit particularly hard. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector lost its grip on market leadership in mid-March, when analysts warned that valuations were overinflated. Then, in May, the Fed's half-point rate hike roiled the markets further, and signs soon emerged that indicated a slowdown. Escalating oil prices also hit corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were quashed by uncertainty stemming from the undecided presidential election in November. The resulting anxiety weighed the markets down to their period lows. For the 12 months in question, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. By contrast, bonds did well. Driven by unique technical factors in the market and generally declining interest rates, investment-grade bonds handily outperformed major U.S. stock indexes. The Lehman Brothers Aggregate Bond Index - a proxy for taxable-bond performance - returned 9.06% during this time frame. Treasuries led the way, benefiting from the U.S. government's debt buyback campaign and persistent flights to safety by stockholders. Discount mortgages and agencies also posted formidable 12-month returns, while the performance of corporates lagged the rest of the market.

(Portfolio Manager photograph)
An interview with John Avery (right), Lead Portfolio Manager of Fidelity Advisor Balanced Fund, and Kevin Grant, manager for fixed-income investments

Q. How did the fund perform, John?

J.A. For the 12 months that ended November 30, 2000, the fund's Class A, Class T, Class B and Class C shares posted returns of -4.67%, -4.94%, -5.45% and -5.45%, respectively. In comparison, the Fidelity Balanced 60/40 Composite Index returned 1.26%, while the balanced funds average tracked by Lipper Inc. returned 2.36%.

Q. Why did the fund fail to keep pace with its index and peer group during the past 12 months?

J.A. The decision to remain underweighted in technology hurt on both fronts. First, unusually high valuations kept me on the sidelines in most cases, preventing us from capitalizing on the strong advances many stocks in the sector made during the first half of the period. Second, owning much of anything besides tech at this time only complicated matters, as most other areas of the market headed south. Poor positioning among utility stocks also hurt relative to the index. We suffered from holding sizable stakes in traditional telecommunications providers, such as AT&T and Sprint, during the late spring when they began a precipitous decline. We also missed out on much of the dramatic upswing in the electric utility area, which benefited from strong demand growth and volatility in the marketplace.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. What can you tell us about your asset allocation strategy during the period?

J.A. As is usually the case, I maintained a fairly neutral equity weighting in the fund throughout the period. At times, I employed other asset classes, such as convertible securities and high-yield bonds, to gain further exposure to the movements of stocks. I used convertibles early in the period as an indirect, less volatile way to participate in some of the tech names I liked. These securities also afforded us some nice yield and, thus, downside protection when the equivalent stocks collapsed during the spring. However, we weren't as fortunate with our bond strategy. It was a big mistake to include even a small slice of high-yield bonds in the fund's investment mix during the period, as prices of these securities plunged to recession levels in response to declining credit quality and poor liquidity. By allocating part of the bond subportfolio to high-yield securities - an asset class not represented in the index - we were left underexposed to investment-grade debt, which performed nicely during the period.

Q. What was your strategy in terms of technology stocks?

J.A. During the sector's run-up early in the period, my strategy rested on finding growth companies that weren't trading at absurd valuations and whose business fundamentals were strong. Needless to say, there were very few of these types of stocks left to choose from. Fortunately, I was able to latch onto a few of them before they shot up. Fiber-optic networking giant JDS Uniphase is a good example of one of these stocks. I picked up some bargains in the late spring when tech stocks showed signs of bottoming out, which allowed us to benefit from the sector's rebound heading into the summer. In September, I reduced the fund's weighting in technology to its lowest level of the period, sensing the impact a slowing economy would have on the sector. This move helped shelter us somewhat from the ensuing downturn, which saw the tech-heavy NASDAQ Composite Index fall nearly 50% from its high in March. During the correction, I unloaded most of our higher-valued tech names, replacing them with quality companies that I felt were extremely undervalued and had very little downside risk. The few pricey tech stocks that remained at the end of the period were in the areas of Internet software and data storage, which I felt had the brightest long-term prospects. Notable contributors from these areas included BEA Systems and EMC, respectively. Elsewhere, what we gained from underweighting key benchmark players Microsoft and Lucent, we more than gave back by owning laggards such as Motorola and Dell.

Q. How did some of your moves in other areas of the market influence performance?

J.A. In health care, poor timing with respect to our positioning in Merck caused the fund to miss out on some of the gains posted by the pharmaceutical giant during the period. On a more positive note, underweighting consumer nondurables boosted relative returns, as many index names, such as Coca-Cola and Procter & Gamble, were shunned by the market for weak relative earnings growth. Philip Morris was one of the few exceptions, jumping more than 42% during the period. In terms of our financial holdings, we had a two-pronged strategy that paid off nicely for us. First, we avoided regional banks, which were plagued throughout the period by a deteriorating credit environment. Second, we emphasized the higher-growth financials, such as American International Group and Fannie Mae, which are generally less credit-sensitive and more capable of generating above-average returns. I increased some of our brokerage positions on the dips late in the period, with the anticipation that they would react well to possible interest-rate cuts. I also raised the fund's energy weighting to gain exposure to a favorable global supply/demand picture. I focused mainly on the service providers, which benefited from a higher pricing environment as big multinational energy companies began to spend more on drilling and exploratory work for oil and gas.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. Turning to you, Kevin, how did the bond portion of the fund fare?

K.G. The fund's investment-grade holdings had a particularly strong period. Favorable security selection helped drive performance and ensure the success of the fund's bond subportfolio relative to the Lehman Brothers Aggregate Bond Index. Of particular note was the fund's positioning in Treasuries, which outperformed all spread sectors - that is corporate bonds, mortgage and agency securities - during the period. Treasuries doubly benefited from volatility in the equity markets and the U.S. Treasury's decision to repurchase outstanding long-term debt as a result of the growing federal surplus. Even though we were underweighted in Treasuries relative to the Lehman Brothers index at this time, we managed to gain ground by adding longer-dated issues in advance of the buybacks. We also benefited from owning callable Treasuries, which provided us with extra yield as well as some price appreciation when the federal government surprisingly included these issues in its buyback campaign.

Q. What else helped?

K.G. Underweighting agencies early in the period helped, as these issues struggled for much of the period under a political cloud in Washington that threatened to strip dominant issuers Fannie Mae and Freddie Mac of their implicit government backing. The fund's emphasis on discount mortgage securities further benefited performance in light of strong housing turnover. Finally, improving the diversification of our corporate holdings helped us avoid many of the major credit blowups that pervaded the 12-month period.

Q. John, what's your outlook?

J.A. There's still a lot of uncertainty surrounding the direction of the economy going forward, which tells me that it's still a time to play defense rather than offense. Right now, the equity portion of the fund is defensively positioned for further slowing in the economy, a posture that has worked out well for us in recent months. In the near term, I think earnings disappointments could continue to weigh heavily on the market even if the Fed does decide to cut interest rates. So, until I feel strongly that fundamentals are going to get either a lot better or a lot worse, I'm going to avoid making any big bets and continue to add value from the bottom up.

Annual Report

Fund Talk: The Managers' Overview - continued

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: both income and growth of capital

Start date: January 6, 1987

Size: as of November 30, 2000, more than $2.2 billion

Manager: John Avery, since 1998, and Kevin Grant since 1996; John Avery joined Fidelity in 1995; Kevin Grant joined Fidelity in 1993

3

John Avery on compelling value opportunities in the tech sector:

"Technology's been an area where there's been very few value opportunities over the past couple of years, and the tech stocks that had previously fallen in that category were there for a reason. However, times have changed, and today we're seeing the highest-quality technology companies in the market donning the value label after being drubbed mercilessly for mainly cyclical reasons. That said, with the economy slowing and the likelihood of rate cuts on the horizon, I find many of these companies extremely attractive right now. They have tremendous upside potential and are trading at near-decade lows, which considerably lowers their downside risk.

"When you look at some of the companies that have announced earnings shortfalls of late, you may notice that their stocks generally don't fall too far, a sign that they might have hit rock bottom. So, even though these stocks may not go up for a while, there's still some support for them on the downside. That means if you're patient, you could benefit from a healthy rebound. Given my belief in the prospects for technology stocks, I may consider increasing the fund's exposure to the sector in the coming months and try to be early in the stocks with improving fundamentals that are poised to outperform over the long haul."

Annual Report

Investment Changes

Top Five Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.0	3.5
Cisco Systems, Inc.	2.3	2.0
Exxon Mobil Corp.	1.8	1.3
Microsoft Corp.	1.7	0.9
American International Group, Inc.	1.7	1.1
	11.5
Top Five Bond Issuers as of November 30, 2000
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	11.4	10.9
U.S. Treasury Obligations	6.6	7.5
Government National Mortgage Association	2.2	1.9
Freddie Mac	1.0	0.7
Comdisco, Inc.	0.6	0.6
	21.8
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	14.4	11.7
Technology	13.9	20.4
Health	8.7	5.9
Utilities	8.1	9.7
Industrial Machinery & Equipment	5.4	3.9
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 59.0%		Stocks 57.1%
	Bonds 38.7%		Bonds 37.5%
	Convertible Securities 0.8%		Convertible Securities 2.0%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 3.4%
* Foreign investments	4.0%	** Foreign investments	7.0%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 58.1%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 0.8%
Aerospace & Defense - 0.5%
BFGoodrich Co.	93,100	$ 3,526
Boeing Co.	122,400	8,453
		11,979
Ship Building & Repair - 0.3%
General Dynamics Corp.	86,900	6,626
TOTAL AEROSPACE & DEFENSE		18,605
BASIC INDUSTRIES - 1.8%
Chemicals & Plastics - 1.2%
Dow Chemical Co.	232,400	7,103
E.I. du Pont de Nemours and Co.	202,820	8,582
Pharmacia Corp.	79,100	4,825
Praxair, Inc.	196,000	7,044
		27,554
Metals & Mining - 0.2%
Alcoa, Inc.	158,800	4,476
Paper & Forest Products - 0.4%
International Paper Co.	112,300	3,804
Kimberly-Clark Corp.	80,000	5,595
		9,399
TOTAL BASIC INDUSTRIES		41,429
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.2%
Masco Corp.	244,100	4,714
DURABLES - 0.8%
Autos, Tires, & Accessories - 0.4%
AutoNation, Inc.	59,900	386
Danaher Corp.	105,700	6,890
TRW, Inc.	86,000	2,843
		10,119
Consumer Durables - 0.1%
Minnesota Mining & Manufacturing Co.	25,400	2,537
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - continued
Consumer Electronics - 0.3%
General Motors Corp. Class H	202,900	$ 4,411
Maytag Corp.	87,900	2,516
		6,927
TOTAL DURABLES		19,583
ENERGY - 3.9%
Energy Services - 0.7%
Baker Hughes, Inc.	80,800	2,671
Diamond Offshore Drilling, Inc.	68,200	2,059
Halliburton Co.	92,000	3,071
Nabors Industries, Inc. (a)	79,600	3,498
Schlumberger Ltd. (NY Shares)	91,100	5,648
		16,947
Oil & Gas - 3.2%
Burlington Resources, Inc.	134,100	5,473
Chevron Corp.	62,200	5,093
Conoco, Inc. Class B	230,400	5,774
Exxon Mobil Corp.	472,384	41,570
Royal Dutch Petroleum Co. (NY Shares)	186,100	11,108
TotalFinaElf SA sponsored ADR	65,300	4,612
		73,630
TOTAL ENERGY		90,577
FINANCE - 10.1%
Banks - 1.3%
Bank of America Corp.	134,000	5,352
Bank of New York Co., Inc.	369,600	20,397
Chase Manhattan Corp.	143,150	5,279
		31,028
Credit & Other Finance - 2.7%
American Express Co.	627,800	34,490
Arcadia Financial Ltd. warrants 3/15/07 (a)	46	0
Citigroup, Inc.	539,200	26,859
		61,349
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Federal Sponsored Credit - 2.3%
Fannie Mae	347,800	$ 27,476
Freddie Mac	412,800	24,949
		52,425
Insurance - 2.4%
AFLAC, Inc.	83,000	5,841
Allstate Corp.	107,900	4,127
American International Group, Inc.	401,925	38,962
Hartford Financial Services Group, Inc.	72,800	5,151
		54,081
Securities Industry - 1.4%
Bear Stearns Companies, Inc.	65,900	3,027
Charles Schwab Corp.	318,450	8,817
Merrill Lynch & Co., Inc.	114,800	6,644
Morgan Stanley Dean Witter & Co.	227,700	14,430
		32,918
TOTAL FINANCE		231,801
HEALTH - 8.2%
Drugs & Pharmaceuticals - 6.7%
Allergan, Inc.	50,600	4,696
American Home Products Corp.	181,100	10,889
Amgen, Inc. (a)	29,600	1,883
Bristol-Myers Squibb Co.	472,380	32,742
Eli Lilly & Co.	175,200	16,414
Merck & Co., Inc.	278,300	25,795
Pfizer, Inc.	748,550	33,170
Schering-Plough Corp.	509,300	28,553
		154,142
Medical Equipment & Supplies - 1.5%
Abbott Laboratories	92,300	5,082
Cardinal Health, Inc.	38,400	3,838
Guidant Corp. (a)	72,300	3,900
Johnson & Johnson	86,800	8,680
McKesson HBOC, Inc.	37,000	1,216
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Medical Equipment & Supplies - continued
Medtronic, Inc.	142,900	$ 7,609
Millipore Corp.	83,200	3,661
		33,986
TOTAL HEALTH		188,128
INDUSTRIAL MACHINERY & EQUIPMENT - 5.1%
Electrical Equipment - 4.0%
General Electric Co.	1,827,400	90,571
Industrial Machinery & Equipment - 1.1%
Caterpillar, Inc.	147,000	5,779
Illinois Tool Works, Inc.	66,500	3,745
Ingersoll-Rand Co.	79,600	3,204
Tyco International Ltd.	251,390	13,261
		25,989
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		116,560
MEDIA & LEISURE - 3.1%
Broadcasting - 0.8%
AT&T Corp. - Liberty Media Group Class A (a)	389,400	5,281
Benedek Communications Corp. warrants 7/1/07 (a)	10,500	21
CS Wireless Systems, Inc. (a)(f)	109	0
Infinity Broadcasting Corp. Class A (a)	270,700	8,189
Time Warner, Inc.	68,301	4,235
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	4,430	22
		17,748
Entertainment - 1.4%
MGM Mirage, Inc.	116,600	3,338
Viacom, Inc. Class B (non-vtg.) (a)	499,609	25,543
Walt Disney Co.	129,500	3,747
		32,628
Publishing - 0.6%
McGraw-Hill Companies, Inc.	270,300	14,360
Restaurants - 0.3%
McDonald's Corp.	173,000	5,514
TOTAL MEDIA & LEISURE		70,250
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - 3.9%
Beverages - 1.4%
Anheuser-Busch Companies, Inc.	247,200	$ 11,727
The Coca-Cola Co.	307,500	19,257
		30,984
Foods - 0.2%
PepsiCo, Inc.	90,900	4,125
Household Products - 1.4%
Colgate-Palmolive Co.	108,100	6,351
Gillette Co.	231,200	7,832
Procter & Gamble Co.	184,800	13,837
Unilever NV (NY Shares)	73,900	4,586
		32,606
Tobacco - 0.9%
Philip Morris Companies, Inc.	563,720	21,527
TOTAL NONDURABLES		89,242
RETAIL & WHOLESALE - 2.2%
Apparel Stores - 0.3%
Gap, Inc.	176,000	4,389
Mothers Work, Inc. (a)(h)	70	1
The Limited, Inc.	120,800	2,348
		6,738
Drug Stores - 0.3%
Walgreen Co.	169,600	7,558
General Merchandise Stores - 1.1%
Costco Wholesale Corp. (a)	122,600	4,000
Kohls Corp. (a)	24,000	1,286
Wal-Mart Stores, Inc.	388,200	20,259
		25,545
Grocery Stores - 0.0%
Pathmark Stores, Inc. (a)	12,037	199
Retail & Wholesale, Miscellaneous - 0.5%
Home Depot, Inc.	279,000	10,933
TOTAL RETAIL & WHOLESALE		50,973
Common Stocks - continued
	Shares	Value (Note 1) (000s)
SERVICES - 0.8%
Advertising - 0.5%
Omnicom Group, Inc.	152,300	$ 11,975
Leasing & Rental - 0.0%
ANC Rental Corp. (a)	7,487	40
Services - 0.3%
Ecolab, Inc.	129,800	5,638
TOTAL SERVICES		17,653
TECHNOLOGY - 12.9%
Communications Equipment - 3.6%
Ciena Corp. (a)	44,000	3,341
Cisco Systems, Inc. (a)	1,088,200	52,098
Comverse Technology, Inc. (a)	71,800	6,188
Corning, Inc.	113,300	6,628
Nokia AB sponsored ADR	83,000	3,548
Nortel Networks Corp.	273,400	10,321
		82,124
Computer Services & Software - 4.3%
America Online, Inc. (a)	179,200	7,277
Ariba, Inc. (a)	10,000	623
Automatic Data Processing, Inc.	73,000	4,818
BEA Systems, Inc. (a)	148,600	8,702
BMC Software, Inc. (a)	221,600	3,836
Cadence Design Systems, Inc. (a)	96,000	2,250
Computer Associates International, Inc.	140,600	3,673
DecisionOne Corp. (a)	1,447	0
DecisionOne Corp.:
Class A warrants 4/18/07 (a)	849	0
Class B warrants 4/18/07 (a)	1,463	0
Class C warrants 4/18/07 (a)	868	0
Microsoft Corp. (a)	690,000	39,589
Oracle Corp. (a)	566,200	15,004
Sonus Networks, Inc.	134,500	3,270
Synopsys, Inc. (a)	118,700	4,629
VERITAS Software Corp. (a)	31,000	3,024
Yahoo!, Inc. (a)	62,400	2,473
		99,168
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computers & Office Equipment - 2.7%
Compaq Computer Corp.	159,300	$ 3,425
Dell Computer Corp. (a)	253,600	4,882
EMC Corp. (a)	333,000	24,767
International Business Machines Corp.	143,122	13,382
Sun Microsystems, Inc. (a)	218,100	16,589
		63,045
Electronic Instruments - 0.7%
Agilent Technologies, Inc.	100	5
Applied Materials, Inc. (a)	104,900	4,242
KLA-Tencor Corp. (a)	108,500	2,984
Teradyne, Inc. (a)	140,800	4,233
Thermo Electron Corp. (a)	126,500	3,669
		15,133
Electronics - 1.6%
Broadcom Corp. Class A (a)	16,600	1,619
Insilco Corp. warrants 8/15/07 (a)	600	0
Intel Corp.	421,200	16,032
JDS Uniphase Corp. (a)	36,400	1,822
Micron Technology, Inc. (a)	170,900	5,383
Motorola, Inc.	142,200	2,853
SDL, Inc. (a)	11,600	2,108
Texas Instruments, Inc.	185,500	6,921
		36,738
TOTAL TECHNOLOGY		296,208
TRANSPORTATION - 0.2%
Railroads - 0.2%
Union Pacific Corp.	99,200	4,613
UTILITIES - 4.1%
Cellular - 0.7%
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	6,760	14
warrants 1/15/07 (CV ratio .6) (a)	1,445	4
McCaw International Ltd. warrants 4/16/07 (a)(f)	6,190	93
Nextel Communications, Inc. Class A (a)	209,800	6,504
Sprint Corp. - PCS Group Series 1 (a)	235,500	5,343
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Cellular - continued
VoiceStream Wireless Corp. (a)	47,500	$ 5,391
WebLink Wireless, Inc. Class A (a)	14,970	45
		17,394
Electric Utility - 0.4%
AES Corp. (a)	192,800	10,002
Gas - 0.7%
Dynegy, Inc. Class A	186,200	8,239
Enron Corp.	110,500	7,155
		15,394
Telephone Services - 2.3%
Allegiance Telecom, Inc. (a)	99,200	1,390
AT&T Corp.	131,231	2,575
BellSouth Corp.	284,200	11,883
KMC Telecom Holdings, Inc. warrants 4/15/08 (a)(f)	610	1
Pathnet, Inc. warrants 4/15/08 (a)(f)	1,390	14
Qwest Communications International, Inc. (a)	202,400	7,641
SBC Communications, Inc.	442,984	24,336
Verizon Communications	81,500	4,579
WorldCom, Inc. (a)	1	0
		52,419
TOTAL UTILITIES		95,209
TOTAL COMMON STOCKS (Cost $1,082,786)		1,335,545
Preferred Stocks - 1.0%

Convertible Preferred Stocks - 0.1%
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Earthwatch, Inc. $8.50 (a)(f)	56,950	14
MediaOne Group, Inc. (Vodafone Group PLC) $3.63 PIES	42,300	3,299
		3,313
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - 0.9%
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	1,000	$ 904
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Fresenius Medical Care Capital Trust II $7.875	1,331	1,279
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
Adelphia Communications Corp. $13.00	3,970	278
CSC Holdings, Inc.:
Series H, $11.75 pay-in-kind	10,438	1,117
Series M, $11.125 pay-in-kind	25,699	2,698
Granite Broadcasting Corp. $127.50 pay-in-kind	463	93
		4,186
Publishing - 0.0%
PRIMEDIA, Inc. Series D, $10.00	4,800	394
TOTAL MEDIA & LEISURE		4,580
UTILITIES - 0.6%
Cellular - 0.3%
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	3,980	3,622
Series E, $111.25 pay-in-kind	3,459	2,767
		6,389
Telephone Services - 0.3%
Adelphia Business Solution, Inc. Series B, $128.75 pay-in-kind	220	44
e.spire Communications, Inc. $127.50 pay-in-kind	1,142	171
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	2,381	1,810
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - continued
UTILITIES - continued
Telephone Services - continued
XO Communications, Inc.:
$135.00 pay-in-kind (a)	978	$ 391
$7.00 pay-in-kind (a)	129,693	3,891
		6,307
TOTAL UTILITIES		12,696
TOTAL NONCONVERTIBLE PREFERRED STOCKS		19,459
TOTAL PREFERRED STOCKS (Cost $28,701)		22,772
Corporate Bonds - 15.0%
Moody's Ratings (unaudited) (j)		Principal Amount (000s)
Convertible Bonds - 0.7%
HEALTH - 0.3%
Drugs & Pharmaceuticals - 0.3%
Roche Holdings, Inc. 0% 1/19/15 (f)	-	$ 7,379	5,853
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Liberty Media Corp. 3.75% 2/15/30 (f)	Baa3	4,309	2,569
TECHNOLOGY - 0.2%
Computer Services & Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (f)	-	470	432
Computers & Office Equipment - 0.2%
Juniper Networks, Inc. 4.75% 3/15/07	B-	4,043	4,056
TOTAL TECHNOLOGY			4,488
UTILITIES - 0.1%
Cellular - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10 (f)	B1	2,881	2,161
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
UTILITIES - continued
Telephone Services - 0.0%
Level 3 Communications, Inc. 6% 3/15/10	Caa1	$ 1,895	$ 867
TOTAL UTILITIES			3,028
TOTAL CONVERTIBLE BONDS			15,938
Nonconvertible Bonds - 14.3%
AEROSPACE & DEFENSE - 0.1%
Defense Electronics - 0.1%
Raytheon Co. 7.9% 3/1/03	Baa2	2,360	2,401
BASIC INDUSTRIES - 0.5%
Chemicals & Plastics - 0.3%
Avecia Group PLC 11% 7/1/09	B2	625	591
Geo Specialty Chemicals, Inc. 10.125% 8/1/08	B3	530	437
Huntsman Corp.:
9.5% 7/1/07 (f)	B2	740	392
9.5% 7/1/07 (f)	B2	2,990	1,585
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	1,230	1,150
Lyondell Chemical Co.:
9.625% 5/1/07	Ba3	680	653
9.875% 5/1/07	Ba3	900	864
10.875% 5/1/09	B2	755	710
Sterling Chemicals, Inc.:
11.75% 8/15/06	Caa3	675	331
12.375% 7/15/06	B3	165	152
			6,865
Metals & Mining - 0.0%
Kaiser Aluminum & Chemical Corp.:
9.875% 2/15/02	B1	265	180
12.75% 2/1/03	B3	407	183
			363
Packaging & Containers - 0.1%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	1,505	993
9.75% 6/15/07	Caa1	510	337
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
BASIC INDUSTRIES - continued
Packaging & Containers - continued
Owens-Illinois, Inc. 7.15% 5/15/05	B1	$ 135	$ 72
Packaging Corp. of America 9.625% 4/1/09	B1	1,165	1,197
			2,599
Paper & Forest Products - 0.1%
Fort James Corp. 6.625% 9/15/04	Baa3	390	359
Millar Western Forest Products Ltd. 9.875% 5/15/08	B2	690	590
Stone Container Corp.:
10.75% 10/1/02	B1	650	658
12.58% 8/1/16 (g)	B2	111	111
			1,718
TOTAL BASIC INDUSTRIES			11,545
CONSTRUCTION & REAL ESTATE - 1.0%
Building Materials - 0.1%
American Standard Companies, Inc. 7.375% 4/15/05	Ba2	587	547
Flowserve Corp. 12.25% 8/15/10 (f)	B3	590	561
			1,108
Construction - 0.0%
Ryland Group, Inc. 9.75% 9/1/10	Ba2	425	404
Real Estate - 0.1%
Duke Realty LP 7.3% 6/30/03	Baa1	1,000	1,003
LNR Property Corp. 9.375% 3/15/08	B1	2,680	2,385
			3,388
Real Estate Investment Trusts - 0.8%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	1,190	1,145
Equity Office Properties Trust:
6.5% 1/15/04	Baa1	4,000	3,903
6.625% 2/15/05	Baa1	1,250	1,214
ProLogis Trust 6.7% 4/15/04	Baa1	625	614
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSTRUCTION & REAL ESTATE - continued
Real Estate Investment Trusts - continued
Spieker Properties LP:
6.8% 5/1/04	Baa2	$ 810	$ 799
6.875% 2/1/05	Baa2	11,225	11,037
			18,712
TOTAL CONSTRUCTION & REAL ESTATE			23,612
DURABLES - 0.1%
Autos, Tires, & Accessories - 0.1%
Daimler-Chrysler North America Holding Corp. 8% 6/15/10	A1	1,370	1,389
Textiles & Apparel - 0.0%
Polymer Group, Inc.:
8.75% 3/1/08	B3	70	44
9% 7/1/07	B3	705	455
			499
TOTAL DURABLES			1,888
ENERGY - 0.5%
Coal - 0.1%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	960	929
Energy Services - 0.0%
Cliffs Drilling Co.:
Class B, 10.25% 5/15/03	Ba3	50	51
Class D, 10.25% 5/15/03	Ba3	335	343
Ocean Rig Norway AS 10.25% 6/1/08	B3	320	278
			672
Oil & Gas - 0.4%
Anadarko Petroleum Corp. 7.2% 3/15/29	Baa1	2,750	2,595
Apache Corp. 7.7% 3/15/26	Baa1	600	606
Apache Finance Property Ltd. 6.5% 12/15/07	Baa1	1,000	962
Canadian Forest Oil Ltd. 8.75% 9/15/07	B2	115	110
Chesapeake Energy Corp.:
7.875% 3/15/04	B2	520	494
8.5% 3/15/12	B2	250	225
9.125% 4/15/06	B2	120	116
9.625% 5/1/05	B2	1,030	1,030
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Cross Timbers Oil Co.:
8.75% 11/1/09	B2	$ 315	$ 306
9.25% 4/1/07	B2	110	110
Great Lakes Carbon Corp. 10.25% 5/15/08 pay-in-kind	B3	590	289
Nuevo Energy Co. 9.375% 10/1/10 (f)	B1	145	144
Plains Resources, Inc.:
Series B, 10.25% 3/15/06	B2	460	458
Series D, 10.25% 3/15/06	B2	355	353
10.25% 3/15/06 (f)	B2	210	209
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,495	1,501
			9,508
TOTAL ENERGY			11,109
FINANCE - 4.3%
Banks - 2.0%
ABN-Amro Bank NV, Chicago 6.625% 10/31/01	A1	5,000	4,997
Bank One Capital III 8.75% 9/1/30	Aa3	1,600	1,532
Bank One Corp. 7.875% 8/1/10	A1	4,650	4,663
BankAmerica Corp. 5.875% 2/15/09	Aa2	5,000	4,487
BanPonce Financial Corp. 6.75% 8/9/01	A3	3,850	3,843
Barclays Bank PLC yankee:
5.95% 7/15/01	A1	4,550	4,532
8.55% 9/29/49 (e)(f)	Aa2	3,020	3,059
Capital One Bank 6.375% 2/15/03	Baa2	2,200	2,123
Capital One Financial Corp. 7.125% 8/1/08	Baa3	2,550	2,361
First Tennessee National Corp. 6.75% 11/15/05	A3	720	712
FleetBoston Financial Corp. 7.25% 9/15/05	A2	2,215	2,235
HSBC Finance Nederland BV 7.4% 4/15/03 (f)	A1	250	253
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	710	739
Korea Development Bank:
6.625% 11/21/03	Baa2	1,825	1,771
7.125% 4/22/04	Baa2	275	271
7.375% 9/17/04	Baa2	650	643
MBNA Corp.:
6.34% 6/2/03	Baa2	850	820
6.875% 11/15/02	Baa2	3,700	3,711
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCE - continued
Banks - continued
Royal Bank of Scotland Group PLC 9.118% 3/31/49	A1	$ 1,300	$ 1,380
Summit Bancorp 8.625% 12/10/02	A3	1,250	1,285
Union Planters Corp. 6.75% 11/1/05	Baa2	400	390
			45,807
Credit & Other Finance - 2.2%
Abbey National Capital Trust I 8.963% 12/29/49 (e)	Aa3	2,330	2,294
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	A3	1,700	1,567
CIT Group, Inc.:
5.5% 2/15/04	A1	620	584
7.375% 3/15/03	A1	750	756
Citigroup, Inc. 7.25% 10/1/10	Aa3	3,700	3,669
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A1	575	571
ERP Operating LP:
6.55% 11/15/01	A3	850	845
7.1% 6/23/04	A3	1,500	1,489
First Security Capital I 8.41% 12/15/26	A3	450	417
Ford Motor Credit Co.:
7.5% 3/15/05	A2	3,000	3,037
7.875% 6/15/10	A2	1,540	1,559
General Motors Acceptance Corp.:
7.5% 7/15/05	A2	1,000	1,013
7.75% 1/19/10	A2	1,800	1,828
GS Escrow Corp. 7.125% 8/1/05	Ba1	790	726
Household Finance Corp. 8% 5/9/05	A2	2,700	2,775
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	A1	2,950	3,159
Imperial Credit Capital Trust I 10.25% 6/14/02	B2	510	296
Imperial Credit Industries 9.875% 1/15/07	Caa1	1,500	570
Macsaver Financial Services, Inc.:
7.4% 2/15/02 (c)	Ca	250	18
7.875% 8/1/03 (c)	Ca	560	50
Metris Companies, Inc.:
10% 11/1/04	Ba3	140	130
10.125% 7/15/06	Ba3	215	196
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	1,175	1,147
Popular North America, Inc. 7.375% 9/15/01	A3	4,750	4,759
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCE - continued
Credit & Other Finance - continued
PX Escrow Corp. 0% 2/1/06 (d)	Caa1	$ 230	$ 58
Qwest Capital Funding, Inc.:
7.75% 8/15/06 (f)	Baa1	1,500	1,522
7.9% 8/15/10 (f)	Baa1	1,400	1,415
Sprint Capital Corp.:
5.875% 5/1/04	Baa1	3,430	3,265
6.875% 11/15/28	Baa1	3,230	2,669
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	895	899
TXU Eastern Funding 6.75% 5/15/09	Baa1	2,220	2,038
U.S. West Capital Funding, Inc. 6.875% 7/15/28	Baa1	1,585	1,398
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	2,100	2,141
Unicredito Italiano Capital Trust II yankee 9.2% 10/29/49 (e)(f)	A1	900	920
Unilever Capital Corp. 6.875% 11/1/05	A1	1,500	1,513
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	460	453
			51,746
Savings & Loans - 0.1%
Long Island Savings Bank FSB 6.2% 4/2/01	Baa3	1,700	1,691
TOTAL FINANCE			99,244
HEALTH - 0.1%
Drugs & Pharmaceuticals - 0.0%
Warner Chilcott, Inc. 12.625% 2/15/08 (f)	B2	85	87
Medical Facilities Management - 0.1%
Fountain View, Inc. 11.25% 4/15/08	Caa1	700	231
Mariner Post-Acute Network, Inc. 9.5% 11/1/07 (c)	C	920	0
Oxford Health Plans, Inc. 11% 5/15/05	B1	830	917
Triad Hospitals Holdings, Inc. 11% 5/15/09	B3	145	150
			1,298
TOTAL HEALTH			1,385
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%
Electrical Equipment - 0.0%
Motors & Gears, Inc. 10.75% 11/15/06	B3	$ 550	$ 506
Industrial Machinery & Equipment - 0.2%
Tenneco Automotive, Inc. 11.625% 10/15/09	B2	565	333
Thermadyne Holdings Corp. 0% 6/1/08 (d)	Caa3	1,080	108
Thermadyne Manufacturing LLC 9.875% 6/1/08	Caa2	770	554
Tokheim Corp. 11.375% 8/1/08 (c)	-	390	53
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	3,000	2,676
			3,724
Pollution Control - 0.1%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	140	126
10% 8/1/09	B2	3,270	2,780
Envirosource, Inc. 9.75% 6/15/03	Caa3	1,194	358
			3,264
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			7,494
MEDIA & LEISURE - 1.8%
Broadcasting - 1.4%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	110	95
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	1,500	1,424
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	B2	860	731
10% 4/1/09	B2	530	496
10.25% 1/15/10	B2	700	658
Continental Cablevision, Inc. 8.3% 5/15/06	A3	1,040	1,075
Diamond Cable Communications PLC yankee:
Series B, 0% 2/15/07 (callable) (d)	B2	930	567
0% 12/15/05 (callable) (d)	B2	320	266
Earthwatch, Inc. 0% 7/15/07 (d)	-	1,160	696
EchoStar DBS Corp. 9.375% 2/1/09	B1	2,220	1,998
Fox Family Worldwide, Inc. 0% 11/1/07 (d)	B1	1,690	1,221
Impsat Fiber Networks, Inc. 13.75% 2/15/05	B3	275	158
International Cabletel, Inc. 0% 2/1/06 (d)	B2	2,380	1,904
LIN Holdings Corp. 0% 3/1/08 (d)	B3	590	419
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa1	$ 660	$ 79
NTL Communications Corp. 11.5% 10/1/08	B3	980	794
NTL, Inc. 0% 4/1/08 (d)	B3	755	347
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	1,340	1,126
Pegasus Communications Corp.:
9.625% 10/15/05	B3	270	246
9.75% 12/1/06	B3	85	77
Satelites Mexicanos SA de CV:
10.125% 11/1/04	B3	1,530	964
11.28% 6/30/04 (f)(g)	B1	797	697
Spectrasite Holdings, Inc.:
0% 4/15/09 (d)	B3	420	206
0% 3/15/10 (d)	B3	1,150	529
10.75% 3/15/10	B3	90	77
TCI Communications Financing III 9.65% 3/31/27	A3	1,600	1,728
Telewest PLC 11% 10/1/07	B1	1,625	1,333
Time Warner, Inc. 6.85% 1/15/26	Baa3	7,120	7,060
UIH Australia/Pacific, Inc.:
Series B, 0% 5/15/06 (d)	B2	4,390	2,941
Series D, 0% 5/15/06 (d)	B2	430	288
United International Holdings, Inc. 0% 2/15/08 (d)	B3	3,140	1,225
United Pan-Europe Communications NV:
0% 2/1/10 (d)	B2	1,795	449
10.875% 11/1/07	B2	110	66
10.875% 8/1/09	B2	1,585	903
11.25% 11/1/09	B2	160	96
11.25% 2/1/10	B2	430	252
11.5% 2/1/10	B2	85	49
			33,240
Entertainment - 0.1%
Hollywood Entertainment Corp. 10.625% 8/15/04	Caa2	283	102
Mandalay Resort Group:
9.5% 8/1/08	Ba2	325	324
10.25% 8/1/07	Ba3	530	526
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Entertainment - continued
MGM Mirage, Inc. 9.75% 6/1/07	Ba2	$ 440	$ 452
Park Place Entertainment Corp. 8.875% 9/15/08	Ba2	580	572
Premier Parks, Inc. 9.25% 4/1/06	B3	885	810
			2,786
Lodging & Gaming - 0.1%
Circus Circus Enterprises, Inc. 9.25% 12/1/05	Ba3	455	442
HMH Properties, Inc.:
7.875% 8/1/05	Ba2	220	209
7.875% 8/1/08	Ba2	535	492
ITT Corp. 7.375% 11/15/15	Ba1	390	337
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	730	715
			2,195
Publishing - 0.1%
News America, Inc.:
7.125% 4/8/28	Baa3	700	579
7.3% 4/30/28	Baa3	1,330	1,123
			1,702
Restaurants - 0.1%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	1,140	1,049
NE Restaurant, Inc. 10.75% 7/15/08	B3	400	306
			1,355
TOTAL MEDIA & LEISURE			41,278
NONDURABLES - 0.4%
Beverages - 0.1%
Seagram JE & Sons, Inc.:
6.625% 12/15/05	Baa3	395	405
6.8% 12/15/08	Baa3	2,310	2,401
			2,806
Foods - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	3,600	3,616
Household Products - 0.0%
AKI Holding Corp. 0% 7/1/09 (d)	Caa1	180	68
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
NONDURABLES - continued
Tobacco - 0.1%
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	$ 2,000	$ 1,906
TOTAL NONDURABLES			8,396
RETAIL & WHOLESALE - 0.4%
Apparel Stores - 0.0%
Mothers Work, Inc. 12.625% 8/1/05	B3	595	524
Specialty Retailers, Inc. 8.5% 7/15/05 (c)	Ca	1,400	14
			538
Drug Stores - 0.0%
Rite Aid Corp. 10.5% 9/15/02 (f)	Caa1	165	106
General Merchandise Stores - 0.4%
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	7,000	6,628
8.5% 6/15/03	Baa1	1,700	1,712
			8,340
Grocery Stores - 0.0%
Jitney-Jungle Stores of America, Inc. 12% 3/1/06 (c)	-	230	0
TOTAL RETAIL & WHOLESALE			8,984
SERVICES - 0.1%
Leasing & Rental - 0.0%
United Rentals, Inc. 9% 4/1/09	B1	45	34
Printing - 0.1%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	1,810	1,683
Services - 0.0%
AP Holdings, Inc. 0% 3/15/08 (d)	Caa2	130	9
Apcoa, Inc. 9.25% 3/15/08	Caa1	1,170	410
			419
TOTAL SERVICES			2,136
TECHNOLOGY - 0.8%
Computer Services & Software - 0.1%
Colo.com 13.875% 3/15/10 unit (f)	-	900	630
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TECHNOLOGY - continued
Computer Services & Software - continued
Concentric Network Corp. 12.75% 12/15/07	B	$ 480	$ 394
Covad Communications Group, Inc.:
0% 3/15/08 (d)	B3	452	68
12% 2/15/10	B3	345	97
12.5% 2/15/09	B3	410	123
Exodus Communications, Inc.:
10.75% 12/15/09	B3	1,325	994
11.625% 7/15/10 (f)	B3	1,170	913
			3,219
Computers & Office Equipment - 0.6%
Comdisco, Inc.:
5.95% 4/30/02	Baa2	2,500	2,125
6.375% 11/30/01	Baa2	4,500	4,050
7.25% 9/1/02	Baa2	9,000	7,650
Dictaphone Corp. 11.75% 8/1/05	Ca	610	67
Globix Corp. 12.5% 2/1/10	B-	1,395	558
			14,450
Electronic Instruments - 0.1%
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	1,215	1,008
Electronics - 0.0%
Micron Technology, Inc. 6.5% 9/30/05 (h)	B3	1,000	840
TOTAL TECHNOLOGY			19,517
TRANSPORTATION - 0.6%
Air Transportation - 0.2%
Atlas Air, Inc. 8.77% 1/2/11	Ba1	714	707
Continental Airlines, Inc. pass thru trust certificates:
7.434% 3/15/06	Baa1	640	633
7.73% 9/15/12	Baa1	235	227
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Baa1	648	630
7.57% 11/18/10	Aa2	565	579
7.92% 11/18/10	Aa3	500	516
			3,292
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TRANSPORTATION - continued
Railroads - 0.4%
CSX Corp. 6.25% 10/15/08	Baa2	$ 4,000	$ 3,736
Kansas City Southern Railwy Co. 9.5% 10/1/08 (f)	Ba2	490	496
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	5,800	5,820
			10,052
TOTAL TRANSPORTATION			13,344
UTILITIES - 3.3%
Cellular - 0.7%
AirGate PCS, Inc. 0% 10/1/09 (d)	Caa1	345	173
Crown Castle International Corp.:
0% 11/15/07 (d)	B3	415	321
10.75% 8/1/11	B3	440	440
Dobson Communications Corp. 10.875% 7/1/10	B3	555	527
Echostar Broadband Corp. 10.375% 10/1/07 (f)	B3	2,210	2,011
McCaw International Ltd. 0% 4/15/07 (d)	Caa1	4,460	2,765
Metrocall, Inc.:
9.75% 11/1/07	B3	300	120
10.375% 10/1/07	B3	840	336
11% 9/15/08	B3	170	68
Millicom International Cellular SA 0% 6/1/06 (d)	Caa1	3,710	2,745
Nextel Communications, Inc.:
9.375% 11/15/09	B1	1,340	1,173
12% 11/1/08	B1	165	168
Nextel International, Inc.:
0% 4/15/08 (d)	Caa1	1,690	879
12.75% 8/1/10 (f)	Caa1	1,215	984
Orbital Imaging Corp. 11.625% 3/1/05	CCC	420	71
Orion Network Systems, Inc. 0% 1/15/07 (d)	B2	910	237
PageMart Nationwide, Inc. 15% 2/1/05	B3	1,695	1,356
Paging Network, Inc.:
8.875% 2/1/06 (c)	Caa3	80	8
10% 10/15/08 (c)	Caa3	165	17
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Cellular - continued
ProNet, Inc. 11.875% 6/15/05	B3	$ 85	$ 34
TeleCorp PCS, Inc. 0% 4/15/09 (d)	B3	450	279
Telesystem International Wireless, Inc. yankee:
0% 11/1/07 (callable) (d)	Caa1	965	386
0% 6/30/07 (callable) (d)	Caa1	1,410	705
Triton PCS, Inc. 0% 5/1/08 (d)	B3	820	603
			16,406
Electric Utility - 1.0%
AES Corp.:
8.5% 11/1/07	Ba3	660	614
9.375% 9/15/10	Ba1	780	776
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa2	3,500	3,214
CMS Energy Corp. 9.875% 10/15/07	Ba3	370	376
Dominion Resources, Inc.:
7.6% 7/15/03	Baa1	1,300	1,321
8.125% 6/15/10	Baa1	585	615
DR Investments UK PLC yankee 7.1% 5/15/02 (f)	A2	5,000	4,984
Illinois Power Co. 7.5% 6/15/09	Baa1	1,260	1,271
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	A3	5,790	5,032
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	650	699
Nisource Finance Corp.:
7.625% 11/15/05 (f)	Baa2	2,000	2,021
7.875% 11/15/10 (f)	Baa2	2,555	2,582
Texas Utilities Co. 6.375% 1/1/08	Baa3	560	520
			24,025
Gas - 0.2%
KeySpan Corp.:
7.25% 11/15/05	A3	1,485	1,506
7.625% 11/15/10	A3	1,095	1,119
Reliant Energy Resources Corp. 8.125% 7/15/05 (f)	Baa1	1,000	1,021
Sempra Energy 7.95% 3/1/10	A2	810	830
			4,476
Telephone Services - 1.4%
Allegiance Telecom, Inc. 0% 2/15/08 (d)	B3	1,674	954
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
Asia Global Crossing Ltd. 13.375% 10/15/10 (f)	B2	$ 870	$ 713
AT&T Corp. 6.5% 3/15/29	A2	3,410	2,741
Cable & Wireless Optus Ltd. 8% 6/22/10 (f)	Baa1	1,200	1,273
FirstWorld Communications, Inc. 0% 4/15/08 (d)	-	1,770	212
Global Crossing Holdings Ltd. 9.5% 11/15/09	Ba2	850	710
Hyperion Telecommunications, Inc.:
0% 4/15/03 (d)	B3	655	426
12% 11/1/07	Caa1	260	125
ICG Holdings, Inc.:
0% 5/1/06 (d)	Ca	535	59
13.5% 9/15/05	Ca	990	119
ICG Services, Inc.:
0% 2/15/08 (d)	Ca	1,600	160
0% 5/1/08 (d)	Ca	185	19
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10 (f)	B1	310	307
Intermedia Communications, Inc.:
0% 7/15/07 (d)	B2	505	354
8.875% 11/1/07	B2	530	424
KMC Telecom Holdings, Inc.:
0% 2/15/08 (d)	Caa2	1,485	193
13.5% 5/15/09	Caa2	580	162
Metromedia Fiber Network, Inc. 10% 11/15/08	B2	1,010	758
NEXTLINK Communications, Inc.:
0% 12/1/09 (d)	B2	735	213
10.75% 11/15/08	B3	340	228
10.75% 6/1/09	B2	480	322
Pathnet, Inc. 12.25% 4/15/08	-	1,390	209
Rhythms NetConnections, Inc.:
Series B, 14% 2/15/10 (callable)	B3	550	132
Series B, 0% 5/15/08 (callable) (d)	B3	1,415	184
12.75% 4/15/09 (callable)	B3	570	137
RSL Communications Ltd./RSL Communications PLC 12.25% 11/15/06	B3	455	41
RSL Communications PLC 9.875% 11/15/09	B3	485	44
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	1,985	1,901
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
Telefonica Europe BV 8.25% 9/15/30	A2	$ 900	$ 894
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	3,863	3,788
7.7% 7/20/29	Baa1	2,613	2,565
Teligent, Inc. 11.5% 12/1/07	Caa1	590	83
WinStar Communications, Inc.:
0% 4/15/10 (d)	B3	1,946	467
12.5% 4/15/08	B3	1,560	920
12.75% 4/15/10	B3	1,783	1,034
WorldCom, Inc.:
6.95% 8/15/28	A3	2,735	2,400
7.75% 4/1/07	A3	600	605
8.875% 1/15/06	A3	5,667	5,850
Worldwide Fiber, Inc. 12% 8/1/09	B3	615	375
			32,101
TOTAL UTILITIES			77,008
TOTAL NONCONVERTIBLE BONDS			329,341
TOTAL CORPORATE BONDS (Cost $389,343)			345,279
U.S. Government and Government Agency Obligations - 9.5%

U.S. Government Agency Obligations - 2.9%
Fannie Mae:
6.5% 4/29/09	Aaa	5,505	5,362
7% 7/15/05	Aaa	4,975	5,127
7.125% 6/15/10	Aaa	2,940	3,082
7.25% 1/15/10	Aaa	12,080	12,741
7.25% 5/15/30	Aaa	3,580	3,892
Farm Credit Systems Financial Assistance Corp. 9.375% 7/21/03	Aaa	3,400	3,661
Federal Agricultural Mortgage Corp. 7.01% 2/10/04	Aaa	1,720	1,750
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Freddie Mac:
5.75% 3/15/09	Aaa	$ 3,100	$ 2,966
6.45% 4/29/09	Aaa	5,000	4,839
6.75% 3/15/31	Aaa	7,520	7,677
6.875% 1/15/05	Aaa	1,575	1,612
7% 7/15/05	Aaa	4,775	4,919
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 1-C, 9.25% 11/15/01	Aaa	523	533
Class 2-E, 9.4% 5/15/02	Aaa	218	222
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	227	222
Series 1993-D, 5.23% 5/15/05	Aaa	414	403
Series 1994-A, 7.12% 4/15/06	Aaa	467	478
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	383	393
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04 (callable)	Aaa	1,175	1,176
Series 1996-A1, 6.726% 9/15/10 (callable)	-	4,348	4,483
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			65,538
U.S. Treasury Obligations - 6.6%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	13,290	14,162
6.625% 2/15/27	Aaa	4,000	4,477
8% 11/15/21	Aaa	10,050	12,773
8.75% 5/15/17	Aaa	9,200	12,131
8.875% 8/15/17	Aaa	5,950	7,940
9.875% 11/15/15	Aaa	1,000	1,416
12% 8/15/13	Aaa	15,760	21,924
14% 11/15/11	Aaa	2,695	3,816
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes:
5.5% 2/15/08	Aaa	$ 300	$ 300
6.5% 5/31/02	Aaa	43,710	44,134
7% 7/15/06	Aaa	15,500	16,592
U.S. Treasury Notes - Principal Strips 0% 5/15/02	Aaa	12,650	11,643
TOTAL U.S. TREASURY OBLIGATIONS			151,308
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $213,030)			216,846
U.S. Government Agency - Mortgage Securities - 12.3%

Fannie Mae - 10.1%
5.5% 2/1/11 to 4/1/11	Aaa	11,458	10,996
6% 6/1/11 to 1/1/29	Aaa	30,568	29,178
6.5% 2/1/24 to 12/1/30	Aaa	121,384	118,015
7% 12/1/23 to 2/1/30	Aaa	6,251	6,194
7.5% 2/1/15 to 7/1/30	Aaa	46,160	46,520
7.5% 12/1/30 (i)	Aaa	14,200	14,289
7.5% 12/1/30 (i)	Aaa	1,102	1,109
8% 12/1/30 (i)	Aaa	5,500	5,605
8% 12/1/30 (i)	Aaa	1,315	1,348
TOTAL FANNIE MAE			233,254
Government National Mortgage Association - 2.2%
6.5% 10/15/27 to 11/15/28	Aaa	13,826	13,502
7% 12/15/25 to 7/15/28	Aaa	1,986	1,975
7.5% 2/15/23 to 12/15/28	Aaa	27,387	27,692
8% 11/15/21 to 12/15/26	Aaa	6,294	6,441
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			49,610
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $283,891)			282,864
Asset-Backed Securities - 0.7%
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Airplanes pass through trust 10.875% 3/15/19	Ba2	$ 642	$ 465
American Express Credit Account Master Trust 6.1% 12/15/06	A1	1,600	1,574
Chase Manhattan Grantor Trust 6.76% 9/15/02	A3	87	87
Discover Card Master Trust I 5.85% 11/16/04	A2	2,000	1,974
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	1,970	1,962
6.4% 12/15/02	Aa2	1,090	1,087
7.03% 11/15/03	Aaa	611	615
Key Auto Finance Trust:
6.3% 10/15/03	A2	547	544
6.65% 10/15/03	Baa3	160	160
Premier Auto Trust 5.59% 2/9/04	Aaa	5,000	4,936
Sears Credit Account Master Trust II 6.75% 9/16/09	Aaa	2,940	2,960
TOTAL ASSET-BACKED SECURITIES (Cost $16,617)			16,364
Commercial Mortgage Securities - 1.2%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (f)(g)	-	1,836	1,306
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	3,070	2,950
Series 1998-FL1:
Class D, 7.12% 12/10/00 (f)(g)	Aa1	2,400	2,400
Class E, 7.47% 1/10/13 (f)(g)	Baa1	5,360	5,357
Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,000	1,033
DLJ Commercial Mortgage Corp. Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	3,500	3,644
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0835% 4/1/39 (g)	-	650	499
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 10/15/28 (f)	Ba3	500	458
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (f)(g)	Baa3	2,600	2,402
Nomura Asset Securities Corp. Series 1998-D6 Class A1C, 6.69% 3/17/28	Aaa	2,500	2,444
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML Class K, 7.9% 11/15/26 (f)	-	$ 1,250	$ 844
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (f)	Aaa	4,500	4,421
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $27,555)			27,758
Foreign Government and Government Agency Obligations (k) - 0.5%

Korean Republic yankee 8.75% 4/15/03	Baa2	855	879
Quebec Province yankee 6.86% 4/15/26 (e)	A2	8,000	7,977
United Mexican States:
8.5% 2/1/06	Baa3	1,200	1,188
9.875% 2/1/10	Baa3	2,000	2,083
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $11,937)			12,127
Supranational Obligations - 0.2%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $3,975)	Aaa	4,000	3,985
Commercial Paper - 0.1%

British Telecom PLC 6.8525% 10/9/01 (g) (Cost $2,695)	2,700	2,700
Cash Equivalents - 1.9%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.57% (b) (Cost $44,338)	44,337,981	$ 44,338
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $2,104,868)		2,310,578
NET OTHER ASSETS - (0.5)%		(12,307)
NET ASSETS - 100%		$ 2,298,271
Security Type Abbreviation
PIES - PREMIUM INCOME EQUITY SECURITIES
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $70,182,000 or 3.1% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Micron Technology, Inc. 6.5% 9/30/05	3/3/99	$ 774
Mothers Work, Inc.	6/18/98	$ 1
(i) Security purchased on a delayed delivery or when-issued basis.
(j) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(k) For foreign government obligations not individually rated by S&P or Moody's the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	27.6%	AAA, AA, A	24.5%
Baa	6.4%	BBB	6.2%
Ba	0.5%	BB	0.8%
B	2.9%	B	3.3%
Caa	0.7%	CCC	0.3%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.7%. FMR has determined that unrated debt securities that are lower quality account for 0.5% of the total value of investment in securities.
Income Tax Information

At November 30, 2000, the aggregate cost of investment securities for income tax purposes was $2,121,186,000. Net unrealized appreciation aggregated $189,392,000, of which $355,749,000 related to appreciated investment securities and $166,357,000 related to depreciated investment securities.

The fund hereby designates approximately $149,468,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2000
Assets
Investment in securities, at value (cost $2,104,868) - See accompanying schedule		$ 2,310,578
Receivable for investments sold		43,821
Receivable for fund shares sold		3,678
Dividends receivable		1,255
Interest receivable		11,956
Other receivables		427
Total assets		2,371,715
Liabilities
Payable for investments purchased Regular Delivery	$ 35,679
Delayed Delivery	28,404
Payable for fund shares redeemed	6,937
Accrued management fee	845
Distribution fees payable	1,029
Other payables and accrued expenses	550
Total liabilities		73,444
Net Assets		$ 2,298,271
Net Assets consist of:
Paid in capital		$ 2,025,725
Undistributed net investment income		20,626
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		46,212
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		205,708
Net Assets		$ 2,298,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($66,241 ÷ 4,003 shares)	$16.55
Maximum offering price per share (100/94.25 of $16.55)	$17.56
Class T: Net Asset Value and redemption price per share ($2,020,616 ÷ 121,851 shares)	$16.58
Maximum offering price per share (100/96.50 of $16.58)	$17.18
Class B: Net Asset Value and offering price per share ($110,720 ÷ 6,724 shares) A	$16.47
Class C: Net Asset Value and offering price per share ($54,272 ÷ 3,295 shares) A	$16.47
Institutional Class: Net Asset Value, offering price and redemption price per share ($46,422 ÷ 2,782 shares)	$16.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Dividends		$ 20,200
Interest		80,106
Security Lending		9
Total income		100,315
Expenses
Management fee	$ 11,490
Transfer agent fees	5,584
Distribution fees	13,939
Accounting and security lending fees	569
Non-interested trustees' compensation	14
Custodian fees and expenses	90
Registration fees	106
Audit	60
Legal	18
Interest	4
Miscellaneous	17
Total expenses before reductions	31,891
Expense reductions	(425)	31,466
Net investment income		68,849
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	55,255
Foreign currency transactions	(87)	55,168
Change in net unrealized appreciation (depreciation) on:
Investment securities	(238,990)
Assets and liabilities in foreign currencies	(2)	(238,992)
Net gain (loss)		(183,824)
Net increase (decrease) in net assets resulting from operations		$ (114,975)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 68,849	$ 78,121
Net realized gain (loss)	55,168	150,661
Change in net unrealized appreciation (depreciation)	(238,992)	(63,666)
Net increase (decrease) in net assets resulting from operations	(114,975)	165,116
Distributions to shareholders From net investment income	(65,444)	(79,816)
From net realized gain	(133,985)	(283,307)
Total distributions	(199,429)	(363,123)
Share transactions - net increase (decrease)	(491,806)	150,767
Total increase (decrease) in net assets	(806,210)	(47,240)
Net Assets
Beginning of period	3,104,481	3,151,721
End of period (including undistributed net investment income of $20,626 and $12,538, respectively)	$ 2,298,271	$ 3,104,481

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998 H	1998 I	1997 I	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.64	$ 19.91	$ 19.25	$ 18.75	$ 16.04	$ 15.22
Income from Investment Operations
Net investment income D	.49	.50	.05	.53	.48	.08
Net realized and unrealized gain (loss)	(1.29)	.53	.61	1.80	2.83	.88
Total from investment operations	(.80)	1.03	.66	2.33	3.31	.96
Less Distributions
From net investment income	(.48)	(.52)	-	(.57)	(.49)	(.14)
From net realized gain	(.81)	(1.78)	-	(1.26)	(.11)	-
Total distributions	(1.29)	(2.30)	-	(1.83)	(.60)	(.14)
Net asset value, end of period	$ 16.55	$ 18.64	$ 19.91	$ 19.25	$ 18.75	$ 16.04
Total Return B, C	(4.67)%	5.65%	3.43%	13.04%	20.99%	6.34%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 66	$ 59	$ 17	$ 16	$ 8	$ 1
Ratio of expenses to average net assets	.93%	.93%	1.02% A	1.05%	1.41% F	1.50% A, F
Ratio of expenses to average net assets after expense reductions	.91% G	.91% G	1.02% A	1.02% G	1.40% G	1.49% A, G
Ratio of net investment income to average net assets	2.81%	2.68%	3.13% A	2.76%	2.68%	3.07% A
Portfolio turnover rate	120%	93%	73% A	85%	70%	223%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to October 31, 1996.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H One month ended November 30

I For the year ended October 31

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights Class - T

Years ended November 30,	2000	1999	1998 F	1998 G	1997 G	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 18.67	$ 19.96	$ 19.30	$ 18.79	$ 16.07	$ 15.30
Income from Investment Operations
Net investment income D	.45	.46	.05	.51	.53	.51
Net realized and unrealized gain (loss)	(1.30)	.51	.61	1.80	2.84	.88
Total from investment operations	(.85)	.97	.66	2.31	3.37	1.39
Less Distributions
From net investment income	(.43)	(.48)	-	(.54)	(.54)	(.59)
From net realized gain	(.81)	(1.78)	-	(1.26)	(.11)	(.03)
Total distributions	(1.24)	(2.26)	-	(1.80)	(.65)	(.62)
Net asset value, end of period	$ 16.58	$ 18.67	$ 19.96	$ 19.30	$ 18.79	$ 16.07
Total Return B, C	(4.94)%	5.30%	3.42%	12.90%	21.36%	9.30%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 2,021	$ 2,802	$ 2,993	$ 2,903	$ 2,901	$ 2,993
Ratio of expenses to average net assets	1.16%	1.16%	1.22% A	1.16%	1.17%	1.26%
Ratio of expenses to average net assets after expense reductions	1.15% E	1.14% E	1.22% A	1.15% E	1.17%	1.25% E
Ratio of net investment income to average net assets	2.57%	2.45%	2.92% A	2.68%	2.98%	3.32%
Portfolio turnover rate	120%	93%	73% A	85%	70%	223%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F One month ended November 30

G For the year ended October 31

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998 G	1998 H	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.54	$ 19.86	$ 19.21	$ 18.71	$ 16.36
Income from Investment Operations
Net investment income D	.35	.36	.04	.38	.29
Net realized and unrealized gain (loss)	(1.29)	.50	.61	1.81	2.38
Total from investment operations	(.94)	.86	.65	2.19	2.67
Less Distributions
From net investment income	(.32)	(.40)	-	(.43)	(.32)
From net realized gain	(.81)	(1.78)	-	(1.26)	-
Total distributions	(1.13)	(2.18)	-	(1.69)	(.32)
Net asset value, end of period	$ 16.47	$ 18.54	$ 19.86	$ 19.21	$ 18.71
Total Return B, C	(5.45)%	4.71%	3.38%	12.25%	16.40%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 111	$ 124	$ 57	$ 51	$ 16
Ratio of expenses to average net assets	1.72%	1.69%	1.80% A	1.74%	2.12% A
Ratio of expenses to average net assets after expense reductions	1.70% F	1.68% F	1.80% A	1.73% F	2.11% A, F
Ratio of net investment income to average net assets	2.01%	1.91%	2.35% A	2.02%	1.88% A
Portfolio turnover rate	120%	93%	73% A	85%	70%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Class B shares) to October 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G One month ended November 30

H For the year ended October 31

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999	1998 H	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.55	$ 19.88	$ 19.22	$ 19.05
Income from Investment Operations
Net investment income D	.35	.36	.04	.36
Net realized and unrealized gain (loss)	(1.29)	.48	.62	1.56
Total from investment operations	(.94)	.84	.66	1.92
Less Distributions
From net investment income	(.33)	(.39)	-	(.49)
From net realized gain	(.81)	(1.78)	-	(1.26)
Total distributions	(1.14)	(2.17)	-	(1.75)
Net asset value, end of period	$ 16.47	$ 18.55	$ 19.88	$ 19.22
Total Return B, C	(5.45)%	4.60%	3.43%	10.62%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 54	$ 53	$ 21	$ 20
Ratio of expenses to average net assets	1.69%	1.66%	1.77% A	1.80% A, F
Ratio of expenses to average net assets after expense reductions	1.68% G	1.65% G	1.76% A, G	1.79% A, G
Ratio of net investment income to average net assets	2.03%	1.95%	2.37% A	1.89% A
Portfolio turnover rate	120%	93%	73% A	85%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to October 31, 1998.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H One month ended November 30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998 F	1998 G	1997 G	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 18.77	$ 20.03	$ 19.35	$ 18.85	$ 16.11	$ 15.40
Income from Investment Operations
Net investment income D	.57	.56	.05	.60	.61	.54
Net realized and unrealized gain (loss)	(1.32)	.53	.63	1.81	2.86	.87
Total from investment operations	(.75)	1.09	.68	2.41	3.47	1.41
Less Distributions
From net investment income	(.52)	(.57)	-	(.65)	(.62)	(.67)
From net realized gain	(.81)	(1.78)	-	(1.26)	(.11)	(.03)
Total distributions	(1.33)	(2.35)	-	(1.91)	(.73)	(.70)
Net asset value, end of period	$ 16.69	$ 18.77	$ 20.03	$ 19.35	$ 18.85	$ 16.11
Total Return B, C	(4.37)%	5.95%	3.51%	13.45%	21.97%	9.41%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 46	$ 67	$ 63	$ 61	$ 39	$ 22
Ratio of expenses to average net assets	.63%	.64%	.66% A	.65%	.69%	1.06%
Ratio of expenses to average net assets after expense reductions	.61% E	.63% E	.66% A	.63% E	.69%	1.03% E
Ratio of net investment income to average net assets	3.10%	2.96%	3.48% A	3.15%	3.42%	3.54%
Portfolio turnover rate	120%	93%	73% A	85%	70%	223%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F One month ended November 30

G For the year ended October 31

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Balanced Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, foreign currency transactions, defaulted bonds, market discount, contingent interest, non-taxable dividends and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. Upon the effective date this accounting principle change will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net investment income.

The cumulative effect of this change in accounting principle will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net unrealized appreciation (depreciation), based on securities held on December 1, 2001.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $841,000 or 0.0% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,161,968,000 and $3,697,946,000, respectively, of which U.S. government and government agency obligations aggregated $896,789,000 and $935,353,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .15%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .43% of average net assets

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 159,000	$ 0
Class T	12,047,000	74,000
Class B	1,183,000	888,000
Class C	550,000	223,000
	$ 13,939,000	$ 1,185,000

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 156,000	$ 49,000
Class T	444,000	115,000
Class B	417,000	417,000*
Class C	28,000	28,000*
	$ 1,045,000	$ 609,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 134,000.21
Class T	4,924,000.20
Class B	307,000.26
Class C	122,000.22
Institutional Class	97,000.17
	$ 5,584,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $127,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.

Annual Report

Notes to Financial Statements - continued

5. Security Lending - continued

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no security loans outstanding.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $4,211,000. The weighted average interest rate was 6.98%. At period end there were no bank borrowings outstanding.

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $415,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $9,000 under the custodian arrangement, and Class A's transfer agent fees were reduced by $1,000 under the transfer agent arrangement.

8. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 11% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands

	Year ended November 30,
	2000	1999
From net investment income
Class A	$ 1,654	$ 939
Class T	58,986	74,262
Class B	2,131	1,847
Class C	1,004	731
Institutional Class	1,669	2,037
Total	$ 65,444	$ 79,816
From net realized gain
Class A	$ 2,577	$ 1,512
Class T	120,792	269,024
Class B	5,431	5,204
Class C	2,339	1,905
Institutional Class	2,846	5,662
Total	$ 133,985	$ 283,307
	$ 199,429	$ 363,123

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

(Amounts in thousands)

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999

Class A Shares sold	2,120	2,611	$ 37,762	$ 49,162
Reinvestment of distributions	225	128	4,015	2,356
Shares redeemed	(1,529)	(399)	(27,017)	(7,485)
Net increase (decrease)	816	2,340	$ 14,760	$ 44,033
Class T Shares sold	22,605	28,944	$ 402,156	$ 546,131
Reinvestment of distributions	9,463	17,793	169,467	325,900
Shares redeemed	(60,258)	(46,676)	(1,072,961)	(877,940)
Net increase (decrease)	(28,190)	61	$ (501,338)	$ (5,909)
Class B Shares sold	1,772	4,784	$ 31,291	$ 89,864
Reinvestment of distributions	383	349	6,813	6,381
Shares redeemed	(2,115)	(1,332)	(37,297)	(24,790)
Net increase (decrease)	40	3,801	$ 807	$ 71,455
Class C Shares sold	1,754	2,102	$ 31,059	$ 39,467
Reinvestment of distributions	147	109	2,613	2,008
Shares redeemed	(1,438)	(441)	(25,371)	(8,264)
Net increase (decrease)	463	1,770	$ 8,301	$ 33,211
Institutional Class Shares sold	507	1,124	$ 9,026	$ 21,324
Reinvestment of distributions	247	406	4,429	7,458
Shares redeemed	(1,547)	(1,107)	(27,791)	(20,805)
Net increase (decrease)	(793)	423	$ (14,336)	$ 7,977

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Balanced Fund, (the fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Balanced Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2001

Annual Report

Distributions

The Board of Trustees of Fidelity Advisor Balanced Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/26/00	12/22/00	$.16	$.46
Class T	12/26/00	12/22/00	$.14	$.46
Class B	12/26/00	12/22/00	$.12	$.46
Class C	12/26/00	12/22/00	$.12	$.46

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 13.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A total of 49%, 39%, 61% and 61% of the dividends distributed by Class A, Class T, Class B and Class C, respectively during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard A. Spillane, Jr., Vice President

Kevin Grant, Vice President

John Avery, Vice President

Eric D. Roiter, Secretary

Robert A Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributions Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AIG-ANN-0101 122322
1.538593.103

(Fidelity Investment logo)(registered trademark)

(fidelity_logo)(registered trademark)

Fidelity® Advisor

Balanced Fund -

Institutional Class

Annual Report

November 30, 2000

(2_fidelity_logos)

Contents

President's Message	3	Ned Johnson on investing strategies.
Performance	4	How the fund has done over time.
Fund Talk	6	The managers' review of fund performance, strategy and outlook.
Investment Changes	10	A summary of major shifts in the fund's investments over the past six months.
Investments	11	A complete list of the fund's investments with their market values.
Financial Statements	42	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	51	Notes to the financial statements.
Independent Auditors' Report	61	The auditors' opinion.
Distributions	62

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity Advisor fund, including charges and expenses, contact your investment professional for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

For the first time since 1990, the taxable bond market, as measured by the Lehman Brothers Aggregate Bond Index, appeared nearly certain to outperform the U.S. stock market, as measured by the S&P 500®. The former was up nearly 10% year to date through November, while the S&P 500 was down by approximately the same amount. Disappointing corporate earnings and uncertainty concerning a president-elect toppled the stock market late in the period.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

Remember to contact your investment professional if you need help with your investments.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Fidelity Advisor Balanced Fund - Institutional Class

Performance: The Bottom Line

There are several ways to evaluate historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the class' dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). Initial offering of Institutional Class shares took place on July 3, 1995. Institutional Class shares are sold to eligible investors without a sales load or 12b-1 fee. Returns prior to July 3, 1995 are those of Class T, the original class of the fund, and reflect Class T shares' prior 0.65% 12b-1 fee. If Fidelity had not reimbursed certain class expenses, the past 10 year total returns would have been lower.

Cumulative Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - Inst CL	-4.37%	54.56%	200.69%
Fidelity Balanced 60/40 Composite	1.26%	91.95%	268.46%
S&P 500 ®	-4.22%	135.29%	411.40%
LB Aggregate Bond	9.06%	36.13%	114.42%
Balanced Funds Average	2.36%	71.22%	217.74%

Cumulative total returns show Institutional Class' performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare Institutional Class' returns to the performance of the Fidelity Balanced 60/40 Composite Index, a hypothetical combination of unmanaged indices. The composite index combines the total returns of the Standard & Poor's 500 Index and the Lehman Brothers Aggregate Bond Index. To measure how Institutional Class' performance stacked up against its peers, you can compare it to the balanced funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 468 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended November 30, 2000	Past 1 year	Past 5 years	Past 10 years
Fidelity Adv Balanced - Inst CL	-4.37%	9.10%	11.64%
Fidelity Balanced 60/40 Composite	1.26%	13.93%	13.93%

Average annual total returns take Institutional Class shares' cumulative return and show you what would have happened if Institutional Class shares had performed at a constant rate each year.

Annual Report

Fidelity Advisor Balanced Fund - Institutional Class
Performance - continued

$10,000 Over 10 Years

$10,000 Over 10 Years: Let's say hypothetically that $10,000 was invested in Fidelity Advisor Balanced Fund - Institutional Class on November 30, 1990. As the chart shows, by November 30, 2000, the value of the investment would have grown to $30,069 - a 200.69% increase on the initial investment. For comparison, look at how both the Standard & Poor's 500 Index, a market capitalization-weighted index of common stocks, and the Lehman Brothers Aggregate Bond Index, a market value-weighted index of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of one year or more, did over the same period. With dividends and capital gains, if any, reinvested, the Standard & Poor's 500 Index would have grown to $51,140 - a 411.40% increase. If $10,000 was invested in the Lehman Brothers Aggregate Bond Index, it would have grown to $21,442 - a 114.42% increase. You can also look at how the Fidelity Balanced 60/40 Composite Index did over the same period. The composite index combines the total returns of the Standard & Poor's 500 Index (60%) and the Lehman Brothers Aggregate Bond Index (40%). With dividends and interest, if any, reinvested, the same $10,000 would have grown to $36,846 - a 268.46% increase.

Understanding
Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks or bonds will vary. That means if you sell your shares during a market downturn, you might lose money. But if you can ride out the market's ups and downs, you may have a gain.

3

Annual Report

Fund Talk: The Managers' Overview

Market Recap

After a promising beginning, U.S. equity markets were hammered by a convergence of adverse conditions during the remainder of the 12-month period ending November 30, 2000. The tech-heavy NASDAQ Composite Index was hit particularly hard. After successfully weathering the Federal Reserve Board's campaign to calm surging economic growth, the technology sector lost its grip on market leadership in mid-March, when analysts warned that valuations were overinflated. Then, in May, the Fed's half-point rate hike roiled the markets further, and signs soon emerged that indicated a slowdown. Escalating oil prices also hit corporate profits, and disappointing earnings announcements began to pile up. Any hopes for a late season rally were quashed by uncertainty stemming from the undecided presidential election in November. The resulting anxiety weighed the markets down to their period lows. For the 12 months in question, the Standard & Poor's 500SM Index fell 4.22%, the Dow Jones Industrial Average sank 2.77% and the NASDAQ plunged 21.99%. By contrast, bonds did well. Driven by unique technical factors in the market and generally declining interest rates, investment-grade bonds handily outperformed major U.S. stock indexes. The Lehman Brothers Aggregate Bond Index - a proxy for taxable-bond performance - returned 9.06% during this time frame. Treasuries led the way, benefiting from the U.S. government's debt buyback campaign and persistent flights to safety by stockholders. Discount mortgages and agencies also posted formidable 12-month returns, while the performance of corporates lagged the rest of the market.

(Portfolio Manager photograph)
An interview with John Avery (right), Lead Portfolio Manager of Fidelity Advisor Balanced Fund, and Kevin Grant, manager for fixed-income investments

Q. How did the fund perform, John?

J.A. For the 12 months that ended November 30, 2000, the fund's Institutional Class shares posted a return of -4.37%. In comparison, the Fidelity Balanced 60/40 Composite Index returned 1.26%, while the balanced funds average tracked by Lipper Inc. returned 2.36%.

Q. Why did the fund fail to keep pace with its index and peer group during the past 12 months?

J.A. The decision to remain underweighted in technology hurt on both fronts. First, unusually high valuations kept me on the sidelines in most cases, preventing us from capitalizing on the strong advances many stocks in the sector made during the first half of the period. Second, owning much of anything besides tech at this time only complicated matters, as most other areas of the market headed south. Poor positioning among utility stocks also hurt relative to the index. We suffered from holding sizable stakes in traditional telecommunications providers, such as AT&T and Sprint, during the late spring when they began a precipitous decline. We also missed out on much of the dramatic upswing in the electric utility area, which benefited from strong demand growth and volatility in the marketplace.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. What can you tell us about your asset allocation strategy during the period?

J.A. As is usually the case, I maintained a fairly neutral equity weighting in the fund throughout the period. At times, I employed other asset classes, such as convertible securities and high-yield bonds, to gain further exposure to the movements of stocks. I used convertibles early in the period as an indirect, less volatile way to participate in some of the tech names I liked. These securities also afforded us some nice yield and, thus, downside protection when the equivalent stocks collapsed during the spring. However, we weren't as fortunate with our bond strategy. It was a big mistake to include even a small slice of high-yield bonds in the fund's investment mix during the period, as prices of these securities plunged to recession levels in response to declining credit quality and poor liquidity. By allocating part of the bond subportfolio to high-yield securities - an asset class not represented in the index - we were left underexposed to investment-grade debt, which performed nicely during the period.

Q. What was your strategy in terms of technology stocks?

J.A. During the sector's run-up early in the period, my strategy rested on finding growth companies that weren't trading at absurd valuations and whose business fundamentals were strong. Needless to say, there were very few of these types of stocks left to choose from. Fortunately, I was able to latch onto a few of them before they shot up. Fiber-optic networking giant JDS Uniphase is a good example of one of these stocks. I picked up some bargains in the late spring when tech stocks showed signs of bottoming out, which allowed us to benefit from the sector's rebound heading into the summer. In September, I reduced the fund's weighting in technology to its lowest level of the period, sensing the impact a slowing economy would have on the sector. This move helped shelter us somewhat from the ensuing downturn, which saw the tech-heavy NASDAQ Composite Index fall nearly 50% from its high in March. During the correction, I unloaded most of our higher-valued tech names, replacing them with quality companies that I felt were extremely undervalued and had very little downside risk. The few pricey tech stocks that remained at the end of the period were in the areas of Internet software and data storage, which I felt had the brightest long-term prospects. Notable contributors from these areas included BEA Systems and EMC, respectively. Elsewhere, what we gained from underweighting key benchmark players Microsoft and Lucent, we more than gave back by owning laggards such as Motorola and Dell.

Q. How did some of your moves in other areas of the market influence performance?

J.A. In health care, poor timing with respect to our positioning in Merck caused the fund to miss out on some of the gains posted by the pharmaceutical giant during the period. On a more positive note, underweighting consumer nondurables boosted relative returns, as many index names, such as Coca-Cola and Procter & Gamble, were shunned by the market for weak relative earnings growth. Philip Morris was one of the few exceptions, jumping more than 42% during the period. In terms of our financial holdings, we had a two-pronged strategy that paid off nicely for us. First, we avoided regional banks, which were plagued throughout the period by a deteriorating credit environment. Second, we emphasized the higher-growth financials, such as American International Group and Fannie Mae, which are generally less credit-sensitive and more capable of generating above-average returns. I increased some of our brokerage positions on the dips late in the period, with the anticipation that they would react well to possible interest-rate cuts. I also raised the fund's energy weighting to gain exposure to a favorable global supply/demand picture. I focused mainly on the service providers, which benefited from a higher pricing environment as big multinational energy companies began to spend more on drilling and exploratory work for oil and gas.

Annual Report

Fund Talk: The Managers' Overview - continued

Q. Turning to you, Kevin, how did the bond portion of the fund fare?

K.G. The fund's investment-grade holdings had a particularly strong period. Favorable security selection helped drive performance and ensure the success of the fund's bond subportfolio relative to the Lehman Brothers Aggregate Bond Index. Of particular note was the fund's positioning in Treasuries, which outperformed all spread sectors - that is corporate bonds, mortgage and agency securities - during the period. Treasuries doubly benefited from volatility in the equity markets and the U.S. Treasury's decision to repurchase outstanding long-term debt as a result of the growing federal surplus. Even though we were underweighted in Treasuries relative to the Lehman Brothers index at this time, we managed to gain ground by adding longer-dated issues in advance of the buybacks. We also benefited from owning callable Treasuries, which provided us with extra yield as well as some price appreciation when the federal government surprisingly included these issues in its buyback campaign.

Q. What else helped?

K.G. Underweighting agencies early in the period helped, as these issues struggled for much of the period under a political cloud in Washington that threatened to strip dominant issuers Fannie Mae and Freddie Mac of their implicit government backing. The fund's emphasis on discount mortgage securities further benefited performance in light of strong housing turnover. Finally, improving the diversification of our corporate holdings helped us avoid many of the major credit blowups that pervaded the 12-month period.

Q. John, what's your outlook?

J.A. There's still a lot of uncertainty surrounding the direction of the economy going forward, which tells me that it's still a time to play defense rather than offense. Right now, the equity portion of the fund is defensively positioned for further slowing in the economy, a posture that has worked out well for us in recent months. In the near term, I think earnings disappointments could continue to weigh heavily on the market even if the Fed does decide to cut interest rates. So, until I feel strongly that fundamentals are going to get either a lot better or a lot worse, I'm going to avoid making any big bets and continue to add value from the bottom up.

Annual Report

Fund Talk: The Managers' Overview - continued

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: both income and growth of capital

Start date: January 6, 1987

Size: as of November 30, 2000, more than $2.2 billion

Manager: John Avery, since 1998, and Kevin Grant since 1996; John Avery joined Fidelity in 1995; Kevin Grant joined Fidelity in 1993

3

John Avery on compelling value opportunities in the tech sector:

"Technology's been an area where there's been very few value opportunities over the past couple of years, and the tech stocks that had previously fallen in that category were there for a reason. However, times have changed, and today we're seeing the highest-quality technology companies in the market donning the value label after being drubbed mercilessly for mainly cyclical reasons. That said, with the economy slowing and the likelihood of rate cuts on the horizon, I find many of these companies extremely attractive right now. They have tremendous upside potential and are trading at near-decade lows, which considerably lowers their downside risk.

"When you look at some of the companies that have announced earnings shortfalls of late, you may notice that their stocks generally don't fall too far, a sign that they might have hit rock bottom. So, even though these stocks may not go up for a while, there's still some support for them on the downside. That means if you're patient, you could benefit from a healthy rebound. Given my belief in the prospects for technology stocks, I may consider increasing the fund's exposure to the sector in the coming months and try to be early in the stocks with improving fundamentals that are poised to outperform over the long haul."

Annual Report

Investment Changes

Top Five Stocks as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.0	3.5
Cisco Systems, Inc.	2.3	2.0
Exxon Mobil Corp.	1.8	1.3
Microsoft Corp.	1.7	0.9
American International Group, Inc.	1.7	1.1
	11.5
Top Five Bond Issuers as of November 30, 2000
(with maturities greater than one year)	% of fund's net assets	% of fund's net assets 6 months ago
Fannie Mae	11.4	10.9
U.S. Treasury Obligations	6.6	7.5
Government National Mortgage Association	2.2	1.9
Freddie Mac	1.0	0.7
Comdisco, Inc.	0.6	0.6
	21.8
Top Five Market Sectors as of November 30, 2000
	% of fund's net assets	% of fund's net assets 6 months ago
Finance	14.4	11.7
Technology	13.9	20.4
Health	8.7	5.9
Utilities	8.1	9.7
Industrial Machinery & Equipment	5.4	3.9
Asset Allocation (% of fund's net assets)
As of November 30, 2000 *		As of May 31, 2000 **
	Stocks 59.0%		Stocks 57.1%
	Bonds 38.7%		Bonds 37.5%
	Convertible Securities 0.8%		Convertible Securities 2.0%
	Short-Term Investments and Net Other Assets 1.5%		Short-Term Investments and Net Other Assets 3.4%
* Foreign investments	4.0%	** Foreign investments	7.0%

Annual Report

Investments November 30, 2000

Showing Percentage of Net Assets

Common Stocks - 58.1%
	Shares	Value (Note 1) (000s)
AEROSPACE & DEFENSE - 0.8%
Aerospace & Defense - 0.5%
BFGoodrich Co.	93,100	$ 3,526
Boeing Co.	122,400	8,453
		11,979
Ship Building & Repair - 0.3%
General Dynamics Corp.	86,900	6,626
TOTAL AEROSPACE & DEFENSE		18,605
BASIC INDUSTRIES - 1.8%
Chemicals & Plastics - 1.2%
Dow Chemical Co.	232,400	7,103
E.I. du Pont de Nemours and Co.	202,820	8,582
Pharmacia Corp.	79,100	4,825
Praxair, Inc.	196,000	7,044
		27,554
Metals & Mining - 0.2%
Alcoa, Inc.	158,800	4,476
Paper & Forest Products - 0.4%
International Paper Co.	112,300	3,804
Kimberly-Clark Corp.	80,000	5,595
		9,399
TOTAL BASIC INDUSTRIES		41,429
CONSTRUCTION & REAL ESTATE - 0.2%
Building Materials - 0.2%
Masco Corp.	244,100	4,714
DURABLES - 0.8%
Autos, Tires, & Accessories - 0.4%
AutoNation, Inc.	59,900	386
Danaher Corp.	105,700	6,890
TRW, Inc.	86,000	2,843
		10,119
Consumer Durables - 0.1%
Minnesota Mining & Manufacturing Co.	25,400	2,537
Common Stocks - continued
	Shares	Value (Note 1) (000s)
DURABLES - continued
Consumer Electronics - 0.3%
General Motors Corp. Class H	202,900	$ 4,411
Maytag Corp.	87,900	2,516
		6,927
TOTAL DURABLES		19,583
ENERGY - 3.9%
Energy Services - 0.7%
Baker Hughes, Inc.	80,800	2,671
Diamond Offshore Drilling, Inc.	68,200	2,059
Halliburton Co.	92,000	3,071
Nabors Industries, Inc. (a)	79,600	3,498
Schlumberger Ltd. (NY Shares)	91,100	5,648
		16,947
Oil & Gas - 3.2%
Burlington Resources, Inc.	134,100	5,473
Chevron Corp.	62,200	5,093
Conoco, Inc. Class B	230,400	5,774
Exxon Mobil Corp.	472,384	41,570
Royal Dutch Petroleum Co. (NY Shares)	186,100	11,108
TotalFinaElf SA sponsored ADR	65,300	4,612
		73,630
TOTAL ENERGY		90,577
FINANCE - 10.1%
Banks - 1.3%
Bank of America Corp.	134,000	5,352
Bank of New York Co., Inc.	369,600	20,397
Chase Manhattan Corp.	143,150	5,279
		31,028
Credit & Other Finance - 2.7%
American Express Co.	627,800	34,490
Arcadia Financial Ltd. warrants 3/15/07 (a)	46	0
Citigroup, Inc.	539,200	26,859
		61,349
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCE - continued
Federal Sponsored Credit - 2.3%
Fannie Mae	347,800	$ 27,476
Freddie Mac	412,800	24,949
		52,425
Insurance - 2.4%
AFLAC, Inc.	83,000	5,841
Allstate Corp.	107,900	4,127
American International Group, Inc.	401,925	38,962
Hartford Financial Services Group, Inc.	72,800	5,151
		54,081
Securities Industry - 1.4%
Bear Stearns Companies, Inc.	65,900	3,027
Charles Schwab Corp.	318,450	8,817
Merrill Lynch & Co., Inc.	114,800	6,644
Morgan Stanley Dean Witter & Co.	227,700	14,430
		32,918
TOTAL FINANCE		231,801
HEALTH - 8.2%
Drugs & Pharmaceuticals - 6.7%
Allergan, Inc.	50,600	4,696
American Home Products Corp.	181,100	10,889
Amgen, Inc. (a)	29,600	1,883
Bristol-Myers Squibb Co.	472,380	32,742
Eli Lilly & Co.	175,200	16,414
Merck & Co., Inc.	278,300	25,795
Pfizer, Inc.	748,550	33,170
Schering-Plough Corp.	509,300	28,553
		154,142
Medical Equipment & Supplies - 1.5%
Abbott Laboratories	92,300	5,082
Cardinal Health, Inc.	38,400	3,838
Guidant Corp. (a)	72,300	3,900
Johnson & Johnson	86,800	8,680
McKesson HBOC, Inc.	37,000	1,216
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH - continued
Medical Equipment & Supplies - continued
Medtronic, Inc.	142,900	$ 7,609
Millipore Corp.	83,200	3,661
		33,986
TOTAL HEALTH		188,128
INDUSTRIAL MACHINERY & EQUIPMENT - 5.1%
Electrical Equipment - 4.0%
General Electric Co.	1,827,400	90,571
Industrial Machinery & Equipment - 1.1%
Caterpillar, Inc.	147,000	5,779
Illinois Tool Works, Inc.	66,500	3,745
Ingersoll-Rand Co.	79,600	3,204
Tyco International Ltd.	251,390	13,261
		25,989
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT		116,560
MEDIA & LEISURE - 3.1%
Broadcasting - 0.8%
AT&T Corp. - Liberty Media Group Class A (a)	389,400	5,281
Benedek Communications Corp. warrants 7/1/07 (a)	10,500	21
CS Wireless Systems, Inc. (a)(f)	109	0
Infinity Broadcasting Corp. Class A (a)	270,700	8,189
Time Warner, Inc.	68,301	4,235
UIH Australia/Pacific, Inc. warrants 5/15/06 (a)	4,430	22
		17,748
Entertainment - 1.4%
MGM Mirage, Inc.	116,600	3,338
Viacom, Inc. Class B (non-vtg.) (a)	499,609	25,543
Walt Disney Co.	129,500	3,747
		32,628
Publishing - 0.6%
McGraw-Hill Companies, Inc.	270,300	14,360
Restaurants - 0.3%
McDonald's Corp.	173,000	5,514
TOTAL MEDIA & LEISURE		70,250
Common Stocks - continued
	Shares	Value (Note 1) (000s)
NONDURABLES - 3.9%
Beverages - 1.4%
Anheuser-Busch Companies, Inc.	247,200	$ 11,727
The Coca-Cola Co.	307,500	19,257
		30,984
Foods - 0.2%
PepsiCo, Inc.	90,900	4,125
Household Products - 1.4%
Colgate-Palmolive Co.	108,100	6,351
Gillette Co.	231,200	7,832
Procter & Gamble Co.	184,800	13,837
Unilever NV (NY Shares)	73,900	4,586
		32,606
Tobacco - 0.9%
Philip Morris Companies, Inc.	563,720	21,527
TOTAL NONDURABLES		89,242
RETAIL & WHOLESALE - 2.2%
Apparel Stores - 0.3%
Gap, Inc.	176,000	4,389
Mothers Work, Inc. (a)(h)	70	1
The Limited, Inc.	120,800	2,348
		6,738
Drug Stores - 0.3%
Walgreen Co.	169,600	7,558
General Merchandise Stores - 1.1%
Costco Wholesale Corp. (a)	122,600	4,000
Kohls Corp. (a)	24,000	1,286
Wal-Mart Stores, Inc.	388,200	20,259
		25,545
Grocery Stores - 0.0%
Pathmark Stores, Inc. (a)	12,037	199
Retail & Wholesale, Miscellaneous - 0.5%
Home Depot, Inc.	279,000	10,933
TOTAL RETAIL & WHOLESALE		50,973
Common Stocks - continued
	Shares	Value (Note 1) (000s)
SERVICES - 0.8%
Advertising - 0.5%
Omnicom Group, Inc.	152,300	$ 11,975
Leasing & Rental - 0.0%
ANC Rental Corp. (a)	7,487	40
Services - 0.3%
Ecolab, Inc.	129,800	5,638
TOTAL SERVICES		17,653
TECHNOLOGY - 12.9%
Communications Equipment - 3.6%
Ciena Corp. (a)	44,000	3,341
Cisco Systems, Inc. (a)	1,088,200	52,098
Comverse Technology, Inc. (a)	71,800	6,188
Corning, Inc.	113,300	6,628
Nokia AB sponsored ADR	83,000	3,548
Nortel Networks Corp.	273,400	10,321
		82,124
Computer Services & Software - 4.3%
America Online, Inc. (a)	179,200	7,277
Ariba, Inc. (a)	10,000	623
Automatic Data Processing, Inc.	73,000	4,818
BEA Systems, Inc. (a)	148,600	8,702
BMC Software, Inc. (a)	221,600	3,836
Cadence Design Systems, Inc. (a)	96,000	2,250
Computer Associates International, Inc.	140,600	3,673
DecisionOne Corp. (a)	1,447	0
DecisionOne Corp.:
Class A warrants 4/18/07 (a)	849	0
Class B warrants 4/18/07 (a)	1,463	0
Class C warrants 4/18/07 (a)	868	0
Microsoft Corp. (a)	690,000	39,589
Oracle Corp. (a)	566,200	15,004
Sonus Networks, Inc.	134,500	3,270
Synopsys, Inc. (a)	118,700	4,629
VERITAS Software Corp. (a)	31,000	3,024
Yahoo!, Inc. (a)	62,400	2,473
		99,168
Common Stocks - continued
	Shares	Value (Note 1) (000s)
TECHNOLOGY - continued
Computers & Office Equipment - 2.7%
Compaq Computer Corp.	159,300	$ 3,425
Dell Computer Corp. (a)	253,600	4,882
EMC Corp. (a)	333,000	24,767
International Business Machines Corp.	143,122	13,382
Sun Microsystems, Inc. (a)	218,100	16,589
		63,045
Electronic Instruments - 0.7%
Agilent Technologies, Inc.	100	5
Applied Materials, Inc. (a)	104,900	4,242
KLA-Tencor Corp. (a)	108,500	2,984
Teradyne, Inc. (a)	140,800	4,233
Thermo Electron Corp. (a)	126,500	3,669
		15,133
Electronics - 1.6%
Broadcom Corp. Class A (a)	16,600	1,619
Insilco Corp. warrants 8/15/07 (a)	600	0
Intel Corp.	421,200	16,032
JDS Uniphase Corp. (a)	36,400	1,822
Micron Technology, Inc. (a)	170,900	5,383
Motorola, Inc.	142,200	2,853
SDL, Inc. (a)	11,600	2,108
Texas Instruments, Inc.	185,500	6,921
		36,738
TOTAL TECHNOLOGY		296,208
TRANSPORTATION - 0.2%
Railroads - 0.2%
Union Pacific Corp.	99,200	4,613
UTILITIES - 4.1%
Cellular - 0.7%
Loral Orion Network Systems, Inc.:
warrants 1/15/07 (CV ratio .47) (a)	6,760	14
warrants 1/15/07 (CV ratio .6) (a)	1,445	4
McCaw International Ltd. warrants 4/16/07 (a)(f)	6,190	93
Nextel Communications, Inc. Class A (a)	209,800	6,504
Sprint Corp. - PCS Group Series 1 (a)	235,500	5,343
Common Stocks - continued
	Shares	Value (Note 1) (000s)
UTILITIES - continued
Cellular - continued
VoiceStream Wireless Corp. (a)	47,500	$ 5,391
WebLink Wireless, Inc. Class A (a)	14,970	45
		17,394
Electric Utility - 0.4%
AES Corp. (a)	192,800	10,002
Gas - 0.7%
Dynegy, Inc. Class A	186,200	8,239
Enron Corp.	110,500	7,155
		15,394
Telephone Services - 2.3%
Allegiance Telecom, Inc. (a)	99,200	1,390
AT&T Corp.	131,231	2,575
BellSouth Corp.	284,200	11,883
KMC Telecom Holdings, Inc. warrants 4/15/08 (a)(f)	610	1
Pathnet, Inc. warrants 4/15/08 (a)(f)	1,390	14
Qwest Communications International, Inc. (a)	202,400	7,641
SBC Communications, Inc.	442,984	24,336
Verizon Communications	81,500	4,579
WorldCom, Inc. (a)	1	0
		52,419
TOTAL UTILITIES		95,209
TOTAL COMMON STOCKS (Cost $1,082,786)		1,335,545
Preferred Stocks - 1.0%

Convertible Preferred Stocks - 0.1%
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Earthwatch, Inc. $8.50 (a)(f)	56,950	14
MediaOne Group, Inc. (Vodafone Group PLC) $3.63 PIES	42,300	3,299
		3,313
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - 0.9%
FINANCE - 0.0%
Insurance - 0.0%
American Annuity Group Capital Trust II $88.75	1,000	$ 904
HEALTH - 0.1%
Medical Facilities Management - 0.1%
Fresenius Medical Care Capital Trust II $7.875	1,331	1,279
MEDIA & LEISURE - 0.2%
Broadcasting - 0.2%
Adelphia Communications Corp. $13.00	3,970	278
CSC Holdings, Inc.:
Series H, $11.75 pay-in-kind	10,438	1,117
Series M, $11.125 pay-in-kind	25,699	2,698
Granite Broadcasting Corp. $127.50 pay-in-kind	463	93
		4,186
Publishing - 0.0%
PRIMEDIA, Inc. Series D, $10.00	4,800	394
TOTAL MEDIA & LEISURE		4,580
UTILITIES - 0.6%
Cellular - 0.3%
Nextel Communications, Inc.:
Series D, $130.00 pay-in-kind	3,980	3,622
Series E, $111.25 pay-in-kind	3,459	2,767
		6,389
Telephone Services - 0.3%
Adelphia Business Solution, Inc. Series B, $128.75 pay-in-kind	220	44
e.spire Communications, Inc. $127.50 pay-in-kind	1,142	171
Intermedia Communications, Inc. Series B, $135.00 pay-in-kind	2,381	1,810
Preferred Stocks - continued
	Shares	Value (Note 1) (000s)
Nonconvertible Preferred Stocks - continued
UTILITIES - continued
Telephone Services - continued
XO Communications, Inc.:
$135.00 pay-in-kind (a)	978	$ 391
$7.00 pay-in-kind (a)	129,693	3,891
		6,307
TOTAL UTILITIES		12,696
TOTAL NONCONVERTIBLE PREFERRED STOCKS		19,459
TOTAL PREFERRED STOCKS (Cost $28,701)		22,772
Corporate Bonds - 15.0%
Moody's Ratings (unaudited) (j)		Principal Amount (000s)
Convertible Bonds - 0.7%
HEALTH - 0.3%
Drugs & Pharmaceuticals - 0.3%
Roche Holdings, Inc. 0% 1/19/15 (f)	-	$ 7,379	5,853
MEDIA & LEISURE - 0.1%
Broadcasting - 0.1%
Liberty Media Corp. 3.75% 2/15/30 (f)	Baa3	4,309	2,569
TECHNOLOGY - 0.2%
Computer Services & Software - 0.0%
Cyras Systems, Inc. 4.5% 8/15/05 (f)	-	470	432
Computers & Office Equipment - 0.2%
Juniper Networks, Inc. 4.75% 3/15/07	B-	4,043	4,056
TOTAL TECHNOLOGY			4,488
UTILITIES - 0.1%
Cellular - 0.1%
Nextel Communications, Inc. 5.25% 1/15/10 (f)	B1	2,881	2,161
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Convertible Bonds - continued
UTILITIES - continued
Telephone Services - 0.0%
Level 3 Communications, Inc. 6% 3/15/10	Caa1	$ 1,895	$ 867
TOTAL UTILITIES			3,028
TOTAL CONVERTIBLE BONDS			15,938
Nonconvertible Bonds - 14.3%
AEROSPACE & DEFENSE - 0.1%
Defense Electronics - 0.1%
Raytheon Co. 7.9% 3/1/03	Baa2	2,360	2,401
BASIC INDUSTRIES - 0.5%
Chemicals & Plastics - 0.3%
Avecia Group PLC 11% 7/1/09	B2	625	591
Geo Specialty Chemicals, Inc. 10.125% 8/1/08	B3	530	437
Huntsman Corp.:
9.5% 7/1/07 (f)	B2	740	392
9.5% 7/1/07 (f)	B2	2,990	1,585
Huntsman ICI Chemicals LLC 10.125% 7/1/09	B2	1,230	1,150
Lyondell Chemical Co.:
9.625% 5/1/07	Ba3	680	653
9.875% 5/1/07	Ba3	900	864
10.875% 5/1/09	B2	755	710
Sterling Chemicals, Inc.:
11.75% 8/15/06	Caa3	675	331
12.375% 7/15/06	B3	165	152
			6,865
Metals & Mining - 0.0%
Kaiser Aluminum & Chemical Corp.:
9.875% 2/15/02	B1	265	180
12.75% 2/1/03	B3	407	183
			363
Packaging & Containers - 0.1%
Gaylord Container Corp.:
9.375% 6/15/07	Caa1	1,505	993
9.75% 6/15/07	Caa1	510	337
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
BASIC INDUSTRIES - continued
Packaging & Containers - continued
Owens-Illinois, Inc. 7.15% 5/15/05	B1	$ 135	$ 72
Packaging Corp. of America 9.625% 4/1/09	B1	1,165	1,197
			2,599
Paper & Forest Products - 0.1%
Fort James Corp. 6.625% 9/15/04	Baa3	390	359
Millar Western Forest Products Ltd. 9.875% 5/15/08	B2	690	590
Stone Container Corp.:
10.75% 10/1/02	B1	650	658
12.58% 8/1/16 (g)	B2	111	111
			1,718
TOTAL BASIC INDUSTRIES			11,545
CONSTRUCTION & REAL ESTATE - 1.0%
Building Materials - 0.1%
American Standard Companies, Inc. 7.375% 4/15/05	Ba2	587	547
Flowserve Corp. 12.25% 8/15/10 (f)	B3	590	561
			1,108
Construction - 0.0%
Ryland Group, Inc. 9.75% 9/1/10	Ba2	425	404
Real Estate - 0.1%
Duke Realty LP 7.3% 6/30/03	Baa1	1,000	1,003
LNR Property Corp. 9.375% 3/15/08	B1	2,680	2,385
			3,388
Real Estate Investment Trusts - 0.8%
CenterPoint Properties Trust 6.75% 4/1/05	Baa2	1,190	1,145
Equity Office Properties Trust:
6.5% 1/15/04	Baa1	4,000	3,903
6.625% 2/15/05	Baa1	1,250	1,214
ProLogis Trust 6.7% 4/15/04	Baa1	625	614
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
CONSTRUCTION & REAL ESTATE - continued
Real Estate Investment Trusts - continued
Spieker Properties LP:
6.8% 5/1/04	Baa2	$ 810	$ 799
6.875% 2/1/05	Baa2	11,225	11,037
			18,712
TOTAL CONSTRUCTION & REAL ESTATE			23,612
DURABLES - 0.1%
Autos, Tires, & Accessories - 0.1%
Daimler-Chrysler North America Holding Corp. 8% 6/15/10	A1	1,370	1,389
Textiles & Apparel - 0.0%
Polymer Group, Inc.:
8.75% 3/1/08	B3	70	44
9% 7/1/07	B3	705	455
			499
TOTAL DURABLES			1,888
ENERGY - 0.5%
Coal - 0.1%
P&L Coal Holdings Corp. 9.625% 5/15/08	B2	960	929
Energy Services - 0.0%
Cliffs Drilling Co.:
Class B, 10.25% 5/15/03	Ba3	50	51
Class D, 10.25% 5/15/03	Ba3	335	343
Ocean Rig Norway AS 10.25% 6/1/08	B3	320	278
			672
Oil & Gas - 0.4%
Anadarko Petroleum Corp. 7.2% 3/15/29	Baa1	2,750	2,595
Apache Corp. 7.7% 3/15/26	Baa1	600	606
Apache Finance Property Ltd. 6.5% 12/15/07	Baa1	1,000	962
Canadian Forest Oil Ltd. 8.75% 9/15/07	B2	115	110
Chesapeake Energy Corp.:
7.875% 3/15/04	B2	520	494
8.5% 3/15/12	B2	250	225
9.125% 4/15/06	B2	120	116
9.625% 5/1/05	B2	1,030	1,030
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
ENERGY - continued
Oil & Gas - continued
Cross Timbers Oil Co.:
8.75% 11/1/09	B2	$ 315	$ 306
9.25% 4/1/07	B2	110	110
Great Lakes Carbon Corp. 10.25% 5/15/08 pay-in-kind	B3	590	289
Nuevo Energy Co. 9.375% 10/1/10 (f)	B1	145	144
Plains Resources, Inc.:
Series B, 10.25% 3/15/06	B2	460	458
Series D, 10.25% 3/15/06	B2	355	353
10.25% 3/15/06 (f)	B2	210	209
Texas Eastern Transmission Corp. 7.3% 12/1/10	A2	1,495	1,501
			9,508
TOTAL ENERGY			11,109
FINANCE - 4.3%
Banks - 2.0%
ABN-Amro Bank NV, Chicago 6.625% 10/31/01	A1	5,000	4,997
Bank One Capital III 8.75% 9/1/30	Aa3	1,600	1,532
Bank One Corp. 7.875% 8/1/10	A1	4,650	4,663
BankAmerica Corp. 5.875% 2/15/09	Aa2	5,000	4,487
BanPonce Financial Corp. 6.75% 8/9/01	A3	3,850	3,843
Barclays Bank PLC yankee:
5.95% 7/15/01	A1	4,550	4,532
8.55% 9/29/49 (e)(f)	Aa2	3,020	3,059
Capital One Bank 6.375% 2/15/03	Baa2	2,200	2,123
Capital One Financial Corp. 7.125% 8/1/08	Baa3	2,550	2,361
First Tennessee National Corp. 6.75% 11/15/05	A3	720	712
FleetBoston Financial Corp. 7.25% 9/15/05	A2	2,215	2,235
HSBC Finance Nederland BV 7.4% 4/15/03 (f)	A1	250	253
Kansallis-Osake-Pankki yankee 10% 5/1/02	A1	710	739
Korea Development Bank:
6.625% 11/21/03	Baa2	1,825	1,771
7.125% 4/22/04	Baa2	275	271
7.375% 9/17/04	Baa2	650	643
MBNA Corp.:
6.34% 6/2/03	Baa2	850	820
6.875% 11/15/02	Baa2	3,700	3,711
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCE - continued
Banks - continued
Royal Bank of Scotland Group PLC 9.118% 3/31/49	A1	$ 1,300	$ 1,380
Summit Bancorp 8.625% 12/10/02	A3	1,250	1,285
Union Planters Corp. 6.75% 11/1/05	Baa2	400	390
			45,807
Credit & Other Finance - 2.2%
Abbey National Capital Trust I 8.963% 12/29/49 (e)	Aa3	2,330	2,294
Ahmanson Capital Trust I 8.36% 12/1/26 (f)	A3	1,700	1,567
CIT Group, Inc.:
5.5% 2/15/04	A1	620	584
7.375% 3/15/03	A1	750	756
Citigroup, Inc. 7.25% 10/1/10	Aa3	3,700	3,669
Daimler-Chrysler NA Holding Corp. 6.59% 6/18/02	A1	575	571
ERP Operating LP:
6.55% 11/15/01	A3	850	845
7.1% 6/23/04	A3	1,500	1,489
First Security Capital I 8.41% 12/15/26	A3	450	417
Ford Motor Credit Co.:
7.5% 3/15/05	A2	3,000	3,037
7.875% 6/15/10	A2	1,540	1,559
General Motors Acceptance Corp.:
7.5% 7/15/05	A2	1,000	1,013
7.75% 1/19/10	A2	1,800	1,828
GS Escrow Corp. 7.125% 8/1/05	Ba1	790	726
Household Finance Corp. 8% 5/9/05	A2	2,700	2,775
HSBC Capital Funding LP 9.547% 12/31/49 (e)(f)	A1	2,950	3,159
Imperial Credit Capital Trust I 10.25% 6/14/02	B2	510	296
Imperial Credit Industries 9.875% 1/15/07	Caa1	1,500	570
Macsaver Financial Services, Inc.:
7.4% 2/15/02 (c)	Ca	250	18
7.875% 8/1/03 (c)	Ca	560	50
Metris Companies, Inc.:
10% 11/1/04	Ba3	140	130
10.125% 7/15/06	Ba3	215	196
Newcourt Credit Group, Inc. 6.875% 2/16/05	A1	1,175	1,147
Popular North America, Inc. 7.375% 9/15/01	A3	4,750	4,759
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
FINANCE - continued
Credit & Other Finance - continued
PX Escrow Corp. 0% 2/1/06 (d)	Caa1	$ 230	$ 58
Qwest Capital Funding, Inc.:
7.75% 8/15/06 (f)	Baa1	1,500	1,522
7.9% 8/15/10 (f)	Baa1	1,400	1,415
Sprint Capital Corp.:
5.875% 5/1/04	Baa1	3,430	3,265
6.875% 11/15/28	Baa1	3,230	2,669
Trizec Finance Ltd. yankee 10.875% 10/15/05	Baa3	895	899
TXU Eastern Funding 6.75% 5/15/09	Baa1	2,220	2,038
U.S. West Capital Funding, Inc. 6.875% 7/15/28	Baa1	1,585	1,398
UBS Preferred Funding Trust 1 8.622% 12/29/49	Aa2	2,100	2,141
Unicredito Italiano Capital Trust II yankee 9.2% 10/29/49 (e)(f)	A1	900	920
Unilever Capital Corp. 6.875% 11/1/05	A1	1,500	1,513
Venetian Casino Resort LLC/Las Vegas Sands, Inc. 12.25% 11/15/04	Caa1	460	453
			51,746
Savings & Loans - 0.1%
Long Island Savings Bank FSB 6.2% 4/2/01	Baa3	1,700	1,691
TOTAL FINANCE			99,244
HEALTH - 0.1%
Drugs & Pharmaceuticals - 0.0%
Warner Chilcott, Inc. 12.625% 2/15/08 (f)	B2	85	87
Medical Facilities Management - 0.1%
Fountain View, Inc. 11.25% 4/15/08	Caa1	700	231
Mariner Post-Acute Network, Inc. 9.5% 11/1/07 (c)	C	920	0
Oxford Health Plans, Inc. 11% 5/15/05	B1	830	917
Triad Hospitals Holdings, Inc. 11% 5/15/09	B3	145	150
			1,298
TOTAL HEALTH			1,385
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
INDUSTRIAL MACHINERY & EQUIPMENT - 0.3%
Electrical Equipment - 0.0%
Motors & Gears, Inc. 10.75% 11/15/06	B3	$ 550	$ 506
Industrial Machinery & Equipment - 0.2%
Tenneco Automotive, Inc. 11.625% 10/15/09	B2	565	333
Thermadyne Holdings Corp. 0% 6/1/08 (d)	Caa3	1,080	108
Thermadyne Manufacturing LLC 9.875% 6/1/08	Caa2	770	554
Tokheim Corp. 11.375% 8/1/08 (c)	-	390	53
Tyco International Group SA yankee 6.875% 1/15/29	Baa1	3,000	2,676
			3,724
Pollution Control - 0.1%
Allied Waste North America, Inc.:
7.375% 1/1/04	Ba3	140	126
10% 8/1/09	B2	3,270	2,780
Envirosource, Inc. 9.75% 6/15/03	Caa3	1,194	358
			3,264
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT			7,494
MEDIA & LEISURE - 1.8%
Broadcasting - 1.4%
ACME Television LLC/ACME Financial Corp. 10.875% 9/30/04	B3	110	95
British Sky Broadcasting Group PLC 8.2% 7/15/09	Baa3	1,500	1,424
Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp.:
8.625% 4/1/09	B2	860	731
10% 4/1/09	B2	530	496
10.25% 1/15/10	B2	700	658
Continental Cablevision, Inc. 8.3% 5/15/06	A3	1,040	1,075
Diamond Cable Communications PLC yankee:
Series B, 0% 2/15/07 (callable) (d)	B2	930	567
0% 12/15/05 (callable) (d)	B2	320	266
Earthwatch, Inc. 0% 7/15/07 (d)	-	1,160	696
EchoStar DBS Corp. 9.375% 2/1/09	B1	2,220	1,998
Fox Family Worldwide, Inc. 0% 11/1/07 (d)	B1	1,690	1,221
Impsat Fiber Networks, Inc. 13.75% 2/15/05	B3	275	158
International Cabletel, Inc. 0% 2/1/06 (d)	B2	2,380	1,904
LIN Holdings Corp. 0% 3/1/08 (d)	B3	590	419
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Broadcasting - continued
NorthPoint Communication Holdings, Inc. 12.875% 2/15/10	Caa1	$ 660	$ 79
NTL Communications Corp. 11.5% 10/1/08	B3	980	794
NTL, Inc. 0% 4/1/08 (d)	B3	755	347
Olympus Communications LP/Olympus Capital Corp. 10.625% 11/15/06	B2	1,340	1,126
Pegasus Communications Corp.:
9.625% 10/15/05	B3	270	246
9.75% 12/1/06	B3	85	77
Satelites Mexicanos SA de CV:
10.125% 11/1/04	B3	1,530	964
11.28% 6/30/04 (f)(g)	B1	797	697
Spectrasite Holdings, Inc.:
0% 4/15/09 (d)	B3	420	206
0% 3/15/10 (d)	B3	1,150	529
10.75% 3/15/10	B3	90	77
TCI Communications Financing III 9.65% 3/31/27	A3	1,600	1,728
Telewest PLC 11% 10/1/07	B1	1,625	1,333
Time Warner, Inc. 6.85% 1/15/26	Baa3	7,120	7,060
UIH Australia/Pacific, Inc.:
Series B, 0% 5/15/06 (d)	B2	4,390	2,941
Series D, 0% 5/15/06 (d)	B2	430	288
United International Holdings, Inc. 0% 2/15/08 (d)	B3	3,140	1,225
United Pan-Europe Communications NV:
0% 2/1/10 (d)	B2	1,795	449
10.875% 11/1/07	B2	110	66
10.875% 8/1/09	B2	1,585	903
11.25% 11/1/09	B2	160	96
11.25% 2/1/10	B2	430	252
11.5% 2/1/10	B2	85	49
			33,240
Entertainment - 0.1%
Hollywood Entertainment Corp. 10.625% 8/15/04	Caa2	283	102
Mandalay Resort Group:
9.5% 8/1/08	Ba2	325	324
10.25% 8/1/07	Ba3	530	526
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
MEDIA & LEISURE - continued
Entertainment - continued
MGM Mirage, Inc. 9.75% 6/1/07	Ba2	$ 440	$ 452
Park Place Entertainment Corp. 8.875% 9/15/08	Ba2	580	572
Premier Parks, Inc. 9.25% 4/1/06	B3	885	810
			2,786
Lodging & Gaming - 0.1%
Circus Circus Enterprises, Inc. 9.25% 12/1/05	Ba3	455	442
HMH Properties, Inc.:
7.875% 8/1/05	Ba2	220	209
7.875% 8/1/08	Ba2	535	492
ITT Corp. 7.375% 11/15/15	Ba1	390	337
KSL Recreation Group, Inc. 10.25% 5/1/07	B2	730	715
			2,195
Publishing - 0.1%
News America, Inc.:
7.125% 4/8/28	Baa3	700	579
7.3% 4/30/28	Baa3	1,330	1,123
			1,702
Restaurants - 0.1%
AFC Enterprises, Inc. 10.25% 5/15/07	B2	1,140	1,049
NE Restaurant, Inc. 10.75% 7/15/08	B3	400	306
			1,355
TOTAL MEDIA & LEISURE			41,278
NONDURABLES - 0.4%
Beverages - 0.1%
Seagram JE & Sons, Inc.:
6.625% 12/15/05	Baa3	395	405
6.8% 12/15/08	Baa3	2,310	2,401
			2,806
Foods - 0.2%
ConAgra Foods, Inc. 7.125% 10/1/26	Baa1	3,600	3,616
Household Products - 0.0%
AKI Holding Corp. 0% 7/1/09 (d)	Caa1	180	68
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
NONDURABLES - continued
Tobacco - 0.1%
RJ Reynolds Tobacco Holdings, Inc. 7.375% 5/15/03	Baa2	$ 2,000	$ 1,906
TOTAL NONDURABLES			8,396
RETAIL & WHOLESALE - 0.4%
Apparel Stores - 0.0%
Mothers Work, Inc. 12.625% 8/1/05	B3	595	524
Specialty Retailers, Inc. 8.5% 7/15/05 (c)	Ca	1,400	14
			538
Drug Stores - 0.0%
Rite Aid Corp. 10.5% 9/15/02 (f)	Caa1	165	106
General Merchandise Stores - 0.4%
Federated Department Stores, Inc.:
6.79% 7/15/27	Baa1	7,000	6,628
8.5% 6/15/03	Baa1	1,700	1,712
			8,340
Grocery Stores - 0.0%
Jitney-Jungle Stores of America, Inc. 12% 3/1/06 (c)	-	230	0
TOTAL RETAIL & WHOLESALE			8,984
SERVICES - 0.1%
Leasing & Rental - 0.0%
United Rentals, Inc. 9% 4/1/09	B1	45	34
Printing - 0.1%
American Color Graphics, Inc. 12.75% 8/1/05	Caa1	1,810	1,683
Services - 0.0%
AP Holdings, Inc. 0% 3/15/08 (d)	Caa2	130	9
Apcoa, Inc. 9.25% 3/15/08	Caa1	1,170	410
			419
TOTAL SERVICES			2,136
TECHNOLOGY - 0.8%
Computer Services & Software - 0.1%
Colo.com 13.875% 3/15/10 unit (f)	-	900	630
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TECHNOLOGY - continued
Computer Services & Software - continued
Concentric Network Corp. 12.75% 12/15/07	B	$ 480	$ 394
Covad Communications Group, Inc.:
0% 3/15/08 (d)	B3	452	68
12% 2/15/10	B3	345	97
12.5% 2/15/09	B3	410	123
Exodus Communications, Inc.:
10.75% 12/15/09	B3	1,325	994
11.625% 7/15/10 (f)	B3	1,170	913
			3,219
Computers & Office Equipment - 0.6%
Comdisco, Inc.:
5.95% 4/30/02	Baa2	2,500	2,125
6.375% 11/30/01	Baa2	4,500	4,050
7.25% 9/1/02	Baa2	9,000	7,650
Dictaphone Corp. 11.75% 8/1/05	Ca	610	67
Globix Corp. 12.5% 2/1/10	B-	1,395	558
			14,450
Electronic Instruments - 0.1%
Telecommunications Techniques Co. LLC 9.75% 5/15/08	B3	1,215	1,008
Electronics - 0.0%
Micron Technology, Inc. 6.5% 9/30/05 (h)	B3	1,000	840
TOTAL TECHNOLOGY			19,517
TRANSPORTATION - 0.6%
Air Transportation - 0.2%
Atlas Air, Inc. 8.77% 1/2/11	Ba1	714	707
Continental Airlines, Inc. pass thru trust certificates:
7.434% 3/15/06	Baa1	640	633
7.73% 9/15/12	Baa1	235	227
Delta Air Lines, Inc.:
equipment trust certificate 8.54% 1/2/07	Baa1	648	630
7.57% 11/18/10	Aa2	565	579
7.92% 11/18/10	Aa3	500	516
			3,292
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
TRANSPORTATION - continued
Railroads - 0.4%
CSX Corp. 6.25% 10/15/08	Baa2	$ 4,000	$ 3,736
Kansas City Southern Railwy Co. 9.5% 10/1/08 (f)	Ba2	490	496
Norfolk Southern Corp. 7.05% 5/1/37	Baa1	5,800	5,820
			10,052
TOTAL TRANSPORTATION			13,344
UTILITIES - 3.3%
Cellular - 0.7%
AirGate PCS, Inc. 0% 10/1/09 (d)	Caa1	345	173
Crown Castle International Corp.:
0% 11/15/07 (d)	B3	415	321
10.75% 8/1/11	B3	440	440
Dobson Communications Corp. 10.875% 7/1/10	B3	555	527
Echostar Broadband Corp. 10.375% 10/1/07 (f)	B3	2,210	2,011
McCaw International Ltd. 0% 4/15/07 (d)	Caa1	4,460	2,765
Metrocall, Inc.:
9.75% 11/1/07	B3	300	120
10.375% 10/1/07	B3	840	336
11% 9/15/08	B3	170	68
Millicom International Cellular SA 0% 6/1/06 (d)	Caa1	3,710	2,745
Nextel Communications, Inc.:
9.375% 11/15/09	B1	1,340	1,173
12% 11/1/08	B1	165	168
Nextel International, Inc.:
0% 4/15/08 (d)	Caa1	1,690	879
12.75% 8/1/10 (f)	Caa1	1,215	984
Orbital Imaging Corp. 11.625% 3/1/05	CCC	420	71
Orion Network Systems, Inc. 0% 1/15/07 (d)	B2	910	237
PageMart Nationwide, Inc. 15% 2/1/05	B3	1,695	1,356
Paging Network, Inc.:
8.875% 2/1/06 (c)	Caa3	80	8
10% 10/15/08 (c)	Caa3	165	17
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Cellular - continued
ProNet, Inc. 11.875% 6/15/05	B3	$ 85	$ 34
TeleCorp PCS, Inc. 0% 4/15/09 (d)	B3	450	279
Telesystem International Wireless, Inc. yankee:
0% 11/1/07 (callable) (d)	Caa1	965	386
0% 6/30/07 (callable) (d)	Caa1	1,410	705
Triton PCS, Inc. 0% 5/1/08 (d)	B3	820	603
			16,406
Electric Utility - 1.0%
AES Corp.:
8.5% 11/1/07	Ba3	660	614
9.375% 9/15/10	Ba1	780	776
Avon Energy Partners Holdings 6.46% 3/4/08 (f)	Baa2	3,500	3,214
CMS Energy Corp. 9.875% 10/15/07	Ba3	370	376
Dominion Resources, Inc.:
7.6% 7/15/03	Baa1	1,300	1,321
8.125% 6/15/10	Baa1	585	615
DR Investments UK PLC yankee 7.1% 5/15/02 (f)	A2	5,000	4,984
Illinois Power Co. 7.5% 6/15/09	Baa1	1,260	1,271
Israel Electric Corp. Ltd. 7.75% 12/15/27 (f)	A3	5,790	5,032
Niagara Mohawk Power Corp. 8.875% 5/15/07	Baa3	650	699
Nisource Finance Corp.:
7.625% 11/15/05 (f)	Baa2	2,000	2,021
7.875% 11/15/10 (f)	Baa2	2,555	2,582
Texas Utilities Co. 6.375% 1/1/08	Baa3	560	520
			24,025
Gas - 0.2%
KeySpan Corp.:
7.25% 11/15/05	A3	1,485	1,506
7.625% 11/15/10	A3	1,095	1,119
Reliant Energy Resources Corp. 8.125% 7/15/05 (f)	Baa1	1,000	1,021
Sempra Energy 7.95% 3/1/10	A2	810	830
			4,476
Telephone Services - 1.4%
Allegiance Telecom, Inc. 0% 2/15/08 (d)	B3	1,674	954
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
Asia Global Crossing Ltd. 13.375% 10/15/10 (f)	B2	$ 870	$ 713
AT&T Corp. 6.5% 3/15/29	A2	3,410	2,741
Cable & Wireless Optus Ltd. 8% 6/22/10 (f)	Baa1	1,200	1,273
FirstWorld Communications, Inc. 0% 4/15/08 (d)	-	1,770	212
Global Crossing Holdings Ltd. 9.5% 11/15/09	Ba2	850	710
Hyperion Telecommunications, Inc.:
0% 4/15/03 (d)	B3	655	426
12% 11/1/07	Caa1	260	125
ICG Holdings, Inc.:
0% 5/1/06 (d)	Ca	535	59
13.5% 9/15/05	Ca	990	119
ICG Services, Inc.:
0% 2/15/08 (d)	Ca	1,600	160
0% 5/1/08 (d)	Ca	185	19
Insight Midwest LP/Insight Capital, Inc. 10.5% 11/1/10 (f)	B1	310	307
Intermedia Communications, Inc.:
0% 7/15/07 (d)	B2	505	354
8.875% 11/1/07	B2	530	424
KMC Telecom Holdings, Inc.:
0% 2/15/08 (d)	Caa2	1,485	193
13.5% 5/15/09	Caa2	580	162
Metromedia Fiber Network, Inc. 10% 11/15/08	B2	1,010	758
NEXTLINK Communications, Inc.:
0% 12/1/09 (d)	B2	735	213
10.75% 11/15/08	B3	340	228
10.75% 6/1/09	B2	480	322
Pathnet, Inc. 12.25% 4/15/08	-	1,390	209
Rhythms NetConnections, Inc.:
Series B, 14% 2/15/10 (callable)	B3	550	132
Series B, 0% 5/15/08 (callable) (d)	B3	1,415	184
12.75% 4/15/09 (callable)	B3	570	137
RSL Communications Ltd./RSL Communications PLC 12.25% 11/15/06	B3	455	41
RSL Communications PLC 9.875% 11/15/09	B3	485	44
Telecomunicaciones de Puerto Rico, Inc. 6.65% 5/15/06	Baa1	1,985	1,901
Corporate Bonds - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Nonconvertible Bonds - continued
UTILITIES - continued
Telephone Services - continued
Telefonica Europe BV 8.25% 9/15/30	A2	$ 900	$ 894
Teleglobe Canada, Inc.:
7.2% 7/20/09	Baa1	3,863	3,788
7.7% 7/20/29	Baa1	2,613	2,565
Teligent, Inc. 11.5% 12/1/07	Caa1	590	83
WinStar Communications, Inc.:
0% 4/15/10 (d)	B3	1,946	467
12.5% 4/15/08	B3	1,560	920
12.75% 4/15/10	B3	1,783	1,034
WorldCom, Inc.:
6.95% 8/15/28	A3	2,735	2,400
7.75% 4/1/07	A3	600	605
8.875% 1/15/06	A3	5,667	5,850
Worldwide Fiber, Inc. 12% 8/1/09	B3	615	375
			32,101
TOTAL UTILITIES			77,008
TOTAL NONCONVERTIBLE BONDS			329,341
TOTAL CORPORATE BONDS (Cost $389,343)			345,279
U.S. Government and Government Agency Obligations - 9.5%

U.S. Government Agency Obligations - 2.9%
Fannie Mae:
6.5% 4/29/09	Aaa	5,505	5,362
7% 7/15/05	Aaa	4,975	5,127
7.125% 6/15/10	Aaa	2,940	3,082
7.25% 1/15/10	Aaa	12,080	12,741
7.25% 5/15/30	Aaa	3,580	3,892
Farm Credit Systems Financial Assistance Corp. 9.375% 7/21/03	Aaa	3,400	3,661
Federal Agricultural Mortgage Corp. 7.01% 2/10/04	Aaa	1,720	1,750
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Government Agency Obligations - continued
Freddie Mac:
5.75% 3/15/09	Aaa	$ 3,100	$ 2,966
6.45% 4/29/09	Aaa	5,000	4,839
6.75% 3/15/31	Aaa	7,520	7,677
6.875% 1/15/05	Aaa	1,575	1,612
7% 7/15/05	Aaa	4,775	4,919
Government Trust Certificates (assets of Trust guaranteed by U.S. Government through Defense Security Assistance Agency):
Class 1-C, 9.25% 11/15/01	Aaa	523	533
Class 2-E, 9.4% 5/15/02	Aaa	218	222
Guaranteed Export Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank):
Series 1993-C, 5.2% 10/15/04	Aaa	227	222
Series 1993-D, 5.23% 5/15/05	Aaa	414	403
Series 1994-A, 7.12% 4/15/06	Aaa	467	478
Guaranteed Trade Trust Certificates (assets of Trust guaranteed by U.S. Government through Export-Import Bank) Series 1994-B, 7.5% 1/26/06	Aaa	383	393
Overseas Private Investment Corp. U.S. Government guaranteed participation certificates:
Series 1994-195, 6.08% 8/15/04 (callable)	Aaa	1,175	1,176
Series 1996-A1, 6.726% 9/15/10 (callable)	-	4,348	4,483
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS			65,538
U.S. Treasury Obligations - 6.6%
U.S. Treasury Bonds:
6.125% 8/15/29	Aaa	13,290	14,162
6.625% 2/15/27	Aaa	4,000	4,477
8% 11/15/21	Aaa	10,050	12,773
8.75% 5/15/17	Aaa	9,200	12,131
8.875% 8/15/17	Aaa	5,950	7,940
9.875% 11/15/15	Aaa	1,000	1,416
12% 8/15/13	Aaa	15,760	21,924
14% 11/15/11	Aaa	2,695	3,816
U.S. Government and Government Agency Obligations - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
U.S. Treasury Obligations - continued
U.S. Treasury Notes:
5.5% 2/15/08	Aaa	$ 300	$ 300
6.5% 5/31/02	Aaa	43,710	44,134
7% 7/15/06	Aaa	15,500	16,592
U.S. Treasury Notes - Principal Strips 0% 5/15/02	Aaa	12,650	11,643
TOTAL U.S. TREASURY OBLIGATIONS			151,308
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $213,030)			216,846
U.S. Government Agency - Mortgage Securities - 12.3%

Fannie Mae - 10.1%
5.5% 2/1/11 to 4/1/11	Aaa	11,458	10,996
6% 6/1/11 to 1/1/29	Aaa	30,568	29,178
6.5% 2/1/24 to 12/1/30	Aaa	121,384	118,015
7% 12/1/23 to 2/1/30	Aaa	6,251	6,194
7.5% 2/1/15 to 7/1/30	Aaa	46,160	46,520
7.5% 12/1/30 (i)	Aaa	14,200	14,289
7.5% 12/1/30 (i)	Aaa	1,102	1,109
8% 12/1/30 (i)	Aaa	5,500	5,605
8% 12/1/30 (i)	Aaa	1,315	1,348
TOTAL FANNIE MAE			233,254
Government National Mortgage Association - 2.2%
6.5% 10/15/27 to 11/15/28	Aaa	13,826	13,502
7% 12/15/25 to 7/15/28	Aaa	1,986	1,975
7.5% 2/15/23 to 12/15/28	Aaa	27,387	27,692
8% 11/15/21 to 12/15/26	Aaa	6,294	6,441
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION			49,610
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $283,891)			282,864
Asset-Backed Securities - 0.7%
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Airplanes pass through trust 10.875% 3/15/19	Ba2	$ 642	$ 465
American Express Credit Account Master Trust 6.1% 12/15/06	A1	1,600	1,574
Chase Manhattan Grantor Trust 6.76% 9/15/02	A3	87	87
Discover Card Master Trust I 5.85% 11/16/04	A2	2,000	1,974
Ford Credit Auto Owner Trust:
6.2% 12/15/02	Aa2	1,970	1,962
6.4% 12/15/02	Aa2	1,090	1,087
7.03% 11/15/03	Aaa	611	615
Key Auto Finance Trust:
6.3% 10/15/03	A2	547	544
6.65% 10/15/03	Baa3	160	160
Premier Auto Trust 5.59% 2/9/04	Aaa	5,000	4,936
Sears Credit Account Master Trust II 6.75% 9/16/09	Aaa	2,940	2,960
TOTAL ASSET-BACKED SECURITIES (Cost $16,617)			16,364
Commercial Mortgage Securities - 1.2%

Berkeley Federal Bank & Trust FSB Series 1994-1 Class B, 7.5003% 8/1/24 (f)(g)	-	1,836	1,306
CS First Boston Mortgage Securities Corp.:
Series 1997-C2 Class D, 7.27% 1/17/35	Baa2	3,070	2,950
Series 1998-FL1:
Class D, 7.12% 12/10/00 (f)(g)	Aa1	2,400	2,400
Class E, 7.47% 1/10/13 (f)(g)	Baa1	5,360	5,357
Series 2000-C1 Class A2, 7.545% 4/15/62	AAA	1,000	1,033
DLJ Commercial Mortgage Corp. Series 2000-CF1 Class A1B, 7.62% 5/10/10	Aaa	3,500	3,644
First Chicago/Lennar Trust I Series 1997-CHL1 Class E, 8.0835% 4/1/39 (g)	-	650	499
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc. Series 1996-C1 Class F, 7.86% 10/15/28 (f)	Ba3	500	458
GS Mortgage Securities Corp. II Series 1998-GLII Class E, 7.1905% 4/13/31 (f)(g)	Baa3	2,600	2,402
Nomura Asset Securities Corp. Series 1998-D6 Class A1C, 6.69% 3/17/28	Aaa	2,500	2,444
Commercial Mortgage Securities - continued
Moody's Ratings (unaudited) (j)		Principal Amount (000s)	Value (Note 1) (000s)
Penn Mutual Life Insurance Co./Penn Insurance & Annuity Co. Series 1996-PML Class K, 7.9% 11/15/26 (f)	-	$ 1,250	$ 844
Thirteen Affiliates of General Growth Properties, Inc. sequential pay Series 1 Class A2, 6.602% 12/15/10 (f)	Aaa	4,500	4,421
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $27,555)			27,758
Foreign Government and Government Agency Obligations (k) - 0.5%

Korean Republic yankee 8.75% 4/15/03	Baa2	855	879
Quebec Province yankee 6.86% 4/15/26 (e)	A2	8,000	7,977
United Mexican States:
8.5% 2/1/06	Baa3	1,200	1,188
9.875% 2/1/10	Baa3	2,000	2,083
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $11,937)			12,127
Supranational Obligations - 0.2%

Inter-American Development Bank yankee 6.29% 7/16/27 (Cost $3,975)	Aaa	4,000	3,985
Commercial Paper - 0.1%

British Telecom PLC 6.8525% 10/9/01 (g) (Cost $2,695)	2,700	2,700
Cash Equivalents - 1.9%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 6.57% (b) (Cost $44,338)	44,337,981	$ 44,338
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $2,104,868)		2,310,578
NET OTHER ASSETS - (0.5)%		(12,307)
NET ASSETS - 100%		$ 2,298,271
Security Type Abbreviation
PIES - PREMIUM INCOME EQUITY SECURITIES
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
(d) Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date. The rate shown is the rate at period end.
(e) Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $70,182,000 or 3.1% of net assets.

(g) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Micron Technology, Inc. 6.5% 9/30/05	3/3/99	$ 774
Mothers Work, Inc.	6/18/98	$ 1
(i) Security purchased on a delayed delivery or when-issued basis.
(j) S&P credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.

(k) For foreign government obligations not individually rated by S&P or Moody's the ratings listed have been assigned by FMR, the fund's investment adviser, based principally on S&P and Moody's ratings of the sovereign credit of the issuing government.

Other Information
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):
Moody's Ratings		S&P Ratings
Aaa, Aa, A	27.6%	AAA, AA, A	24.5%
Baa	6.4%	BBB	6.2%
Ba	0.5%	BB	0.8%
B	2.9%	B	3.3%
Caa	0.7%	CCC	0.3%
Ca, C	0.0%	CC, C	0.0%
		D	0.0%
The percentage not rated by Moody's or S&P amounted to 0.7%. FMR has determined that unrated debt securities that are lower quality account for 0.5% of the total value of investment in securities.
Income Tax Information

At November 30, 2000, the aggregate
cost of investment securities for income
tax purposes was $2,121,186,000. Net unrealized appreciation aggregated $189,392,000, of which $355,749,000 related to appreciated investment securities and $166,357,000 related to depreciated investment securities.

The fund hereby designates approximately $149,468,000 as a capital gain dividend for the purpose of the dividend paid deduction.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	November 30, 2000
Assets
Investment in securities, at value (cost $2,104,868) - See accompanying schedule		$ 2,310,578
Receivable for investments sold		43,821
Receivable for fund shares sold		3,678
Dividends receivable		1,255
Interest receivable		11,956
Other receivables		427
Total assets		2,371,715
Liabilities
Payable for investments purchased Regular Delivery	$ 35,679
Delayed Delivery	28,404
Payable for fund shares redeemed	6,937
Accrued management fee	845
Distribution fees payable	1,029
Other payables and accrued expenses	550
Total liabilities		73,444
Net Assets		$ 2,298,271
Net Assets consist of:
Paid in capital		$ 2,025,725
Undistributed net investment income		20,626
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		46,212
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		205,708
Net Assets		$ 2,298,271

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	November 30, 2000
Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($66,241 ÷ 4,003 shares)	$16.55
Maximum offering price per share (100/94.25 of $16.55)	$17.56
Class T: Net Asset Value and redemption price per share ($2,020,616 ÷ 121,851 shares)	$16.58
Maximum offering price per share (100/96.50 of $16.58)	$17.18
Class B: Net Asset Value and offering price per share ($110,720 ÷ 6,724 shares) A	$16.47
Class C: Net Asset Value and offering price per share ($54,272 ÷ 3,295 shares) A	$16.47
Institutional Class: Net Asset Value, offering price and redemption price per share ($46,422 ÷ 2,782 shares)	$16.69

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2000
Investment Income Dividends		$ 20,200
Interest		80,106
Security Lending		9
Total income		100,315
Expenses
Management fee	$ 11,490
Transfer agent fees	5,584
Distribution fees	13,939
Accounting and security lending fees	569
Non-interested trustees' compensation	14
Custodian fees and expenses	90
Registration fees	106
Audit	60
Legal	18
Interest	4
Miscellaneous	17
Total expenses before reductions	31,891
Expense reductions	(425)	31,466
Net investment income		68,849
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	55,255
Foreign currency transactions	(87)	55,168
Change in net unrealized appreciation (depreciation) on:
Investment securities	(238,990)
Assets and liabilities in foreign currencies	(2)	(238,992)
Net gain (loss)		(183,824)
Net increase (decrease) in net assets resulting from operations		$ (114,975)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2000	Year ended November 30, 1999
Increase (Decrease) in Net Assets
Operations Net investment income	$ 68,849	$ 78,121
Net realized gain (loss)	55,168	150,661
Change in net unrealized appreciation (depreciation)	(238,992)	(63,666)
Net increase (decrease) in net assets resulting from operations	(114,975)	165,116
Distributions to shareholders From net investment income	(65,444)	(79,816)
From net realized gain	(133,985)	(283,307)
Total distributions	(199,429)	(363,123)
Share transactions - net increase (decrease)	(491,806)	150,767
Total increase (decrease) in net assets	(806,210)	(47,240)
Net Assets
Beginning of period	3,104,481	3,151,721
End of period (including undistributed net investment income of $20,626 and $12,538, respectively)	$ 2,298,271	$ 3,104,481

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended November 30,	2000	1999	1998 H	1998 I	1997 I	1996 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.64	$ 19.91	$ 19.25	$ 18.75	$ 16.04	$ 15.22
Income from Investment Operations
Net investment income D	.49	.50	.05	.53	.48	.08
Net realized and unrealized gain (loss)	(1.29)	.53	.61	1.80	2.83	.88
Total from investment operations	(.80)	1.03	.66	2.33	3.31	.96
Less Distributions
From net investment income	(.48)	(.52)	-	(.57)	(.49)	(.14)
From net realized gain	(.81)	(1.78)	-	(1.26)	(.11)	-
Total distributions	(1.29)	(2.30)	-	(1.83)	(.60)	(.14)
Net asset value, end of period	$ 16.55	$ 18.64	$ 19.91	$ 19.25	$ 18.75	$ 16.04
Total Return B, C	(4.67)%	5.65%	3.43%	13.04%	20.99%	6.34%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 66	$ 59	$ 17	$ 16	$ 8	$ 1
Ratio of expenses to average net assets	.93%	.93%	1.02% A	1.05%	1.41% F	1.50% A, F
Ratio of expenses to average net assets after expense reductions	.91% G	.91% G	1.02% A	1.02% G	1.40% G	1.49% A, G
Ratio of net investment income to average net assets	2.81%	2.68%	3.13% A	2.76%	2.68%	3.07% A
Portfolio turnover rate	120%	93%	73% A	85%	70%	223%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period September 3, 1996 (commencement of sale of Class A shares) to October 31, 1996.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H One month ended November 30

I For the year ended October 31

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights Class - T

Years ended November 30,	2000	1999	1998 F	1998 G	1997 G	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 18.67	$ 19.96	$ 19.30	$ 18.79	$ 16.07	$ 15.30
Income from Investment Operations
Net investment income D	.45	.46	.05	.51	.53	.51
Net realized and unrealized gain (loss)	(1.30)	.51	.61	1.80	2.84	.88
Total from investment operations	(.85)	.97	.66	2.31	3.37	1.39
Less Distributions
From net investment income	(.43)	(.48)	-	(.54)	(.54)	(.59)
From net realized gain	(.81)	(1.78)	-	(1.26)	(.11)	(.03)
Total distributions	(1.24)	(2.26)	-	(1.80)	(.65)	(.62)
Net asset value, end of period	$ 16.58	$ 18.67	$ 19.96	$ 19.30	$ 18.79	$ 16.07
Total Return B, C	(4.94)%	5.30%	3.42%	12.90%	21.36%	9.30%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 2,021	$ 2,802	$ 2,993	$ 2,903	$ 2,901	$ 2,993
Ratio of expenses to average net assets	1.16%	1.16%	1.22% A	1.16%	1.17%	1.26%
Ratio of expenses to average net assets after expense reductions	1.15% E	1.14% E	1.22% A	1.15% E	1.17%	1.25% E
Ratio of net investment income to average net assets	2.57%	2.45%	2.92% A	2.68%	2.98%	3.32%
Portfolio turnover rate	120%	93%	73% A	85%	70%	223%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the one time sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F One month ended November 30

G For the year ended October 31

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended November 30,	2000	1999	1998 G	1998 H	1997 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.54	$ 19.86	$ 19.21	$ 18.71	$ 16.36
Income from Investment Operations
Net investment income D	.35	.36	.04	.38	.29
Net realized and unrealized gain (loss)	(1.29)	.50	.61	1.81	2.38
Total from investment operations	(.94)	.86	.65	2.19	2.67
Less Distributions
From net investment income	(.32)	(.40)	-	(.43)	(.32)
From net realized gain	(.81)	(1.78)	-	(1.26)	-
Total distributions	(1.13)	(2.18)	-	(1.69)	(.32)
Net asset value, end of period	$ 16.47	$ 18.54	$ 19.86	$ 19.21	$ 18.71
Total Return B, C	(5.45)%	4.71%	3.38%	12.25%	16.40%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 111	$ 124	$ 57	$ 51	$ 16
Ratio of expenses to average net assets	1.72%	1.69%	1.80% A	1.74%	2.12% A
Ratio of expenses to average net assets after expense reductions	1.70% F	1.68% F	1.80% A	1.73% F	2.11% A, F
Ratio of net investment income to average net assets	2.01%	1.91%	2.35% A	2.02%	1.88% A
Portfolio turnover rate	120%	93%	73% A	85%	70%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period December 31, 1996 (commencement of sale of Class B shares) to October 31, 1997.

F FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

G One month ended November 30

H For the year ended October 31

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended November 30,	2000	1999	1998 H	1998 E
Selected Per-Share Data
Net asset value, beginning of period	$ 18.55	$ 19.88	$ 19.22	$ 19.05
Income from Investment Operations
Net investment income D	.35	.36	.04	.36
Net realized and unrealized gain (loss)	(1.29)	.48	.62	1.56
Total from investment operations	(.94)	.84	.66	1.92
Less Distributions
From net investment income	(.33)	(.39)	-	(.49)
From net realized gain	(.81)	(1.78)	-	(1.26)
Total distributions	(1.14)	(2.17)	-	(1.75)
Net asset value, end of period	$ 16.47	$ 18.55	$ 19.88	$ 19.22
Total Return B, C	(5.45)%	4.60%	3.43%	10.62%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 54	$ 53	$ 21	$ 20
Ratio of expenses to average net assets	1.69%	1.66%	1.77% A	1.80% A, F
Ratio of expenses to average net assets after expense reductions	1.68% G	1.65% G	1.76% A, G	1.79% A, G
Ratio of net investment income to average net assets	2.03%	1.95%	2.37% A	1.89% A
Portfolio turnover rate	120%	93%	73% A	85%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns do not include the contingent deferred sales charge and for periods of less than one year are not annualized.

D Net investment income per share has been calculated based on average shares outstanding during the period.

E For the period November 3, 1997 (commencement of sale of Class C shares) to October 31, 1998.

F FMR agreed to reimburse a portion of the class' expenses during the period. Without this reimbursement, the class' expense ratio would have been higher.

G FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

H One month ended November 30

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended November 30,	2000	1999	1998 F	1998 G	1997 G	1996 G
Selected Per-Share Data
Net asset value, beginning of period	$ 18.77	$ 20.03	$ 19.35	$ 18.85	$ 16.11	$ 15.40
Income from Investment Operations
Net investment income D	.57	.56	.05	.60	.61	.54
Net realized and unrealized gain (loss)	(1.32)	.53	.63	1.81	2.86	.87
Total from investment operations	(.75)	1.09	.68	2.41	3.47	1.41
Less Distributions
From net investment income	(.52)	(.57)	-	(.65)	(.62)	(.67)
From net realized gain	(.81)	(1.78)	-	(1.26)	(.11)	(.03)
Total distributions	(1.33)	(2.35)	-	(1.91)	(.73)	(.70)
Net asset value, end of period	$ 16.69	$ 18.77	$ 20.03	$ 19.35	$ 18.85	$ 16.11
Total Return B, C	(4.37)%	5.95%	3.51%	13.45%	21.97%	9.41%
Ratios and Supplemental Data
Net assets, end of period (in millions)	$ 46	$ 67	$ 63	$ 61	$ 39	$ 22
Ratio of expenses to average net assets	.63%	.64%	.66% A	.65%	.69%	1.06%
Ratio of expenses to average net assets after expense reductions	.61% E	.63% E	.66% A	.63% E	.69%	1.03% E
Ratio of net investment income to average net assets	3.10%	2.96%	3.48% A	3.15%	3.42%	3.54%
Portfolio turnover rate	120%	93%	73% A	85%	70%	223%

A Annualized

B The total returns would have been lower had certain expenses not been reduced during the periods shown.

C Total returns for periods of less than one year are not annualized

D Net investment income per share has been calculated based on average shares outstanding during the period.

E FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses.

F One month ended November 30

G For the year ended October 31

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2000

1. Significant Accounting Policies.

Fidelity Advisor Balanced Fund (the fund) is a fund of Fidelity Advisor Series I (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

The fund offers Class A, Class T, Class B, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its respective distribution, transfer agent, and certain other class-specific fees, expenses, and expense reductions.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Equity securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign equity securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Debt securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency Translation. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Foreign Currency Translation - continued

Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Income Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

Investment Income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class.

Annual Report

Notes to Financial Statements - continued

1. Significant Accounting Policies - continued

Distributions to Shareholders - continued

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, paydown gains/losses on certain securities, foreign currency transactions, defaulted bonds, market discount, contingent interest, non-taxable dividends and losses deferred due to wash sales and excise tax regulations. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Change in Accounting Principle. Effective December 1, 2001, the fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies and will begin amortizing premium and discount on all debt securities, as required. Upon the effective date this accounting principle change will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net investment income.

The cumulative effect of this change in accounting principle will not have an impact on total net assets but will result in an increase or decrease on cost of securities held and a corresponding change in net unrealized appreciation (depreciation), based on securities held on December 1, 2001.

2. Operating Policies.

Foreign Currency Contracts. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

Annual Report

Notes to Financial Statements - continued

2. Operating Policies - continued

Joint Trading Account. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

Repurchase Agreements. The underlying U.S. Treasury, Federal Agency, or other obligations found to be satisfactory by FMR are transferred to an account of the fund, or to the Joint Trading Account, at a custodian bank. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

Delayed Delivery Transactions. The fund may purchase or sell securities on a delayed delivery basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased on a delayed delivery basis are identified as such in the fund's schedule of investments. The fund may receive compensation for interest forgone in the purchase of a delayed delivery security. With respect to purchase commitments, the fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Restricted Securities. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $841,000 or 0.0% of net assets.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $3,161,968,000 and $3,697,946,000, respectively, of which U.S. government and government agency obligations aggregated $896,789,000 and $935,353,000, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to .5200% for the period. The annual individual fund fee rate is .15%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .43% of average net assets

Sub-Adviser Fee. Beginning January 1, 2001, FMR Co.(FMRC) will serve as sub-adviser for the fund. FMRC is a wholly owned subsidiary of FMR and will receive a fee from FMR of 50% of the management fee payable to FMR with respect to that portion of the fund's assets that will be managed by FMRC.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Board of Trustees have adopted separate Distribution and Service Plans with respect to each class of shares (collectively referred to as "the Plans"). Under certain of the Plans, the class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a 12b-1 fee. A portion of this fee may be reallowed to securities dealers, banks and other financial institutions for the distribution of each class of shares and providing shareholder support services. For the period, this fee was based on the following annual rates of the average net assets of each applicable class:

Class A	.25%
Class T	.50%
Class B	1.00%*
Class C	1.00%*

* .75% represents a distribution fee and .25% represents a shareholder service fee.

For the period, each class paid FDC the following amounts, a portion of which was retained by FDC:

	Paid to FDC	Retained by FDC
Class A	$ 159,000	$ 0
Class T	12,047,000	74,000
Class B	1,183,000	888,000
Class C	550,000	223,000
	$ 13,939,000	$ 1,185,000

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC receives a front-end sales charge of up to 5.75% for selling Class A shares, and 3.50% for selling Class T shares of the fund. FDC receives the proceeds of contingent deferred sales charges levied on Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. Contingent deferred sales charges are based on declining rates ranging from 5% to 1% for Class B and 1% for Class C, of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. In addition, purchases of Class A and Class T shares that were subject to a finder's fee bear a contingent deferred sales charge on assets that do not remain in the fund for at least one year. The Class A and Class T contingent deferred sales charge is based on 0.25% of the lesser of the cost of shares at the initial date of purchase or the net asset value of the redeemed shares, excluding any reinvested dividends and capital gains. A portion of the sales charges paid to FDC is paid to securities dealers, banks and other financial institutions.

For the period, sales charge amounts paid to and retained by FDC were as follows:

	Paid to FDC	Retained by FDC
Class A	$ 156,000	$ 49,000
Class T	444,000	115,000
Class B	417,000	417,000*
Class C	28,000	28,000*
	$ 1,045,000	$ 609,000

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to securities dealers, banks, and other financial institutions through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing and shareholder servicing agent (collectively referred to as the transfer agent) for each class of the fund. FIIOC receives account fees and asset-based fees that vary according to the account size and

Annual Report

Notes to Financial Statements - continued

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

type of account of the shareholders of the respective classes of the fund. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the following amounts were paid to FIIOC:

	Amount	% of Average Net Assets
Class A	$ 134,000.21
Class T	4,924,000.20
Class B	307,000.26
Class C	122,000.22
Institutional Class	97,000.17
	$ 5,584,000

Accounting and Security Lending Fees. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Fidelity Cash Central Funds. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Fidelity Cash Central Fund and the Fidelity Securities Lending Cash Central Fund (the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income and do not pay a management fee. Income distributions from the Cash Funds are declared daily and paid monthly from net investment income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $127,000 for the period.

5. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day.

Annual Report

Notes to Financial Statements - continued

5. Security Lending - continued

If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end there were no security loans outstanding.

6. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which the loan was outstanding amounted to $4,211,000. The weighted average interest rate was 6.98%. At period end there were no bank borrowings outstanding.

7. Expense Reductions.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $415,000 under this arrangement.

In addition, through arrangements with the fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of expenses. During the period, the fund's custodian fees were reduced by $9,000 under the custodian arrangement, and Class A's transfer agent fees were reduced by $1,000 under the transfer agent arrangement.

8. Beneficial Interest.

At the end of the period, one shareholder was record owner of approximately 11% of the total outstanding shares of the fund.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Amounts in thousands

	Year ended November 30,
	2000	1999
From net investment income
Class A	$ 1,654	$ 939
Class T	58,986	74,262
Class B	2,131	1,847
Class C	1,004	731
Institutional Class	1,669	2,037
Total	$ 65,444	$ 79,816
From net realized gain
Class A	$ 2,577	$ 1,512
Class T	120,792	269,024
Class B	5,431	5,204
Class C	2,339	1,905
Institutional Class	2,846	5,662
Total	$ 133,985	$ 283,307
	$ 199,429	$ 363,123

Annual Report

Notes to Financial Statements - continued

10. Share Transactions.

Transactions for each class of shares were as follows:

(Amounts in thousands)

	Shares		Dollars
	Year ended November 30,	Year ended November 30,	Year ended November 30,	Year ended November 30,
	2000	1999	2000	1999

Class A Shares sold	2,120	2,611	$ 37,762	$ 49,162
Reinvestment of distributions	225	128	4,015	2,356
Shares redeemed	(1,529)	(399)	(27,017)	(7,485)
Net increase (decrease)	816	2,340	$ 14,760	$ 44,033
Class T Shares sold	22,605	28,944	$ 402,156	$ 546,131
Reinvestment of distributions	9,463	17,793	169,467	325,900
Shares redeemed	(60,258)	(46,676)	(1,072,961)	(877,940)
Net increase (decrease)	(28,190)	61	$ (501,338)	$ (5,909)
Class B Shares sold	1,772	4,784	$ 31,291	$ 89,864
Reinvestment of distributions	383	349	6,813	6,381
Shares redeemed	(2,115)	(1,332)	(37,297)	(24,790)
Net increase (decrease)	40	3,801	$ 807	$ 71,455
Class C Shares sold	1,754	2,102	$ 31,059	$ 39,467
Reinvestment of distributions	147	109	2,613	2,008
Shares redeemed	(1,438)	(441)	(25,371)	(8,264)
Net increase (decrease)	463	1,770	$ 8,301	$ 33,211
Institutional Class Shares sold	507	1,124	$ 9,026	$ 21,324
Reinvestment of distributions	247	406	4,429	7,458
Shares redeemed	(1,547)	(1,107)	(27,791)	(20,805)
Net increase (decrease)	(793)	423	$ (14,336)	$ 7,977

Annual Report

Independent Auditors' Report

To the Trustees of Fidelity Advisor Series I and Shareholders of Fidelity Advisor Balanced Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Balanced Fund, (the fund), a fund of Fidelity Advisor Series I, including the portfolio of investments, as of November 30, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2000, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Balanced Fund as of November 30, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2001

Annual Report

Distributions

The Board of Trustees of of Fidelity Advisor Balanced Fund voted to pay on December 26, 2000, to shareholders of record of the Institutional Class at the opening of business on December 22, 2000, a distribution of $.46 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.17 per share from net investment income.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

A total of 13.08% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

A total of 33% of the dividends distributed by the Institutional Class during the fiscal year qualifies for the dividends-received deduction for corporate shareholders.

The fund will notify shareholders in January 2001 of amounts for use in preparing 2000 income tax returns.

Annual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

Fidelity Investments
Money Management, Inc.

Officers

Edward C. Johnson 3d, President

Robert C. Pozen, Senior Vice President

Richard A. Spillane, Jr., Vice President

Kevin Grant, Vice President

John Avery, Vice President

Eric D. Roiter, Secretary

Robert A. Dwight, Treasurer

Maria F. Dwyer, Deputy Treasurer

John H. Costello, Assistant Treasurer

Thomas J. Simpson, Assistant Treasurer

Board of Trustees

Ralph F. Cox *

Phyllis Burke Davis *

Robert M. Gates *

Edward C. Johnson 3d

Donald J. Kirk *

Ned C. Lautenbach *

Peter S. Lynch

Marvin L. Mann *

William O. McCoy *

Gerald C. McDonough *

Robert C. Pozen

Thomas R. Williams *

Advisory Board

J. Michael Cook

Marie L. Knowles

William S. Stavropoulos

General Distributor

Fidelity Distributions Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Custodian

The Chase Manhattan Bank

New York, NY

* Independent trustees

Annual Report

Fidelity Advisor Aggressive Growth Fund
Fidelity Advisor Asset Allocation Fund
Fidelity Advisor Balanced Fund
Fidelity Advisor Consumer Industries Fund
Fidelity Advisor Cyclical Industries Fund
Fidelity Advisor Diversified International Fund
Fidelity Advisor Dividend Growth Fund
Fidelity Advisor Dynamic Capital Appreciation Fund
Fidelity Advisor Emerging Asia Fund
Fidelity Advisor Emerging Markets Income Fund
Fidelity Advisor Equity Growth Fund
Fidelity Advisor Equity Income Fund
Fidelity Advisor Europe Capital Appreciation Fund
Fidelity Advisor Fifty Fund
Fidelity Advisor Financial Services Fund
Fidelity Advisor Floating Rate High Income Fund
Fidelity Advisor Global Equity Fund
Fidelity Advisor Government Investment Fund
Fidelity Advisor Growth & Income Fund
Fidelity Advisor Growth Opportunities
Fidelity Advisor Health Care Fund
Fidelity Advisor High Income Fund
Fidelity Advisor High Yield Fund
Fidelity Advisor Intermediate Bond Fund
Fidelity Advisor International Capital Appreciation Fund
Fidelity Advisor Japan Fund
Fidelity Advisor Korea Fund
Fidelity Advisor Large Cap Fund
Fidelity Advisor Latin America Fund
Fidelity Advisor Mid Cap Fund
Fidelity Advisor Mortgage Securities Fund
Fidelity Advisor Municipal Income Fund
Fidelity Advisor Natural Resources Fund
Fidelity Advisor Overseas Fund
Fidelity Advisor Short Fixed-Income Fund
Fidelity Advisor Small Cap Fund
Fidelity Advisor Strategic Income Fund
Fidelity Advisor Technology Fund
Fidelity Advisor TechnoQuant® Growth Fund
Fidelity Advisor Telecommunications & Utilities Growth Fund
Fidelity Advisor Value Strategies Fund
Prime Fund
Tax-Exempt Fund
Treasury Fund

AIGI-ANN-0101 122323
1.538596.103

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